UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7704

Schwab Capital Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Jonathan de St. Paer

Schwab Capital Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1: Report(s) to Shareholders.

Annual Report  |  October 31, 2019
Laudus International MarketMasters Fund™

New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/laudusfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.

Laudus International MarketMasters Fund
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.
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Laudus International MarketMasters Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/laudusfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2019
Laudus International MarketMasters Fund[1,2] (Ticker Symbol: SWMIX)	10.50%
MSCI EAFE® Index (Net)[3]	11.04%
Fund Category: Morningstar Foreign Large Growth[4]	14.78%
Performance Details	pages 7-9
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.
[1]	On February 26, 2019, the Investor Share class and Select Share class of the fund were consolidated into a single class of shares of the fund. The performance and financial history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
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Laudus International MarketMasters Fund
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the fund covered
in this report.
Dear Shareholder,
At the crux of every investment decision, one consideration that may be top of mind is your risk tolerance. It may seem like a straightforward consideration, but it’s often not. Most of us are risk-averse by nature. This can sometimes lead us to make decisions that may get in the way of the performance of our investments. Risk aversion can also sometimes prompt us to focus our assets in areas we deem to be safer, resulting in an increased exposure to potential losses through overconcentration.
One example of how a desire to avoid risk might actually elevate it is a tendency called “home bias.” Investors tend to have an innate predisposition toward the familiar, and this can often lead us to focus primarily on domestic stocks which could leave us more vulnerable to market volatility here at home. Building a portfolio that has an allocation to both U.S. and international stocks may be a better strategy to counteract the home bias tendency. In addition to almost doubling the available universe of stock market opportunities, regions and countries often go through economic cycles at different times and are exposed to different market influences. This can lead to meaningful differences in the performance of international companies.
The Laudus International MarketMasters Fund plays a role in our goal to provide investors with a diverse variety of investment choices. The fund provides exposure to international developed and emerging markets, large- and small-capitalization, and growth and value stocks. Each of several subadvisers is analyzed based on their investment style and consistency of returns, as well as their measures for managing risk. We believe this offers the opportunity for investors to gain access to the collective expertise of multiple managers in a diversified, one-stop solution.
The Laudus International MarketMasters Fund is just one example of our commitment to providing products and solutions that can help investors build well-diversified portfolios. It’s important to have a long-term investing plan and a portfolio based on your individual goals and risk tolerance. It can at times be tough to maintain that discipline in the face of day-to-day uncertainty. We aim to offer products with clear objectives, straightforward pricing, and a consistent approach to investing to help simplify investing decisions, so investors can focus on their long-term goals without unnecessary complexity.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Laudus International MarketMasters Fund, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ Investors tend to have an innate predisposition toward the familiar, and this can often lead us to focus primarily on domestic stocks which could leave us more vulnerable to market volatility here at home.”
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
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Laudus International MarketMasters Fund
The Investment Environment

For the 12-month reporting period ended October 31, 2019, global equity markets generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines across global equity markets, driven by concerns about slowing international growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes despite low inflation. By late December, major market indices had fallen to near-bear market territory. However, as the Federal Reserve (Fed) put interest rate hikes on hold, stocks, particularly in the U.S., staged a strong recovery in the first four months of 2019, which generally continued through the end of the reporting period despite several setbacks. Over the period, the U.S. dollar strengthened slightly against a basket of foreign currencies, generally reducing the returns on overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 14.33%. Despite headwinds, markets outside the U.S. also rose, particularly toward the end of the reporting period with the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returning 11.04%.
Economic growth around the globe was uneven over the reporting period, largely as a result of manufacturing weakness in developed international markets. Despite escalating trade tensions with China, the U.S. maintained its steady growth in its tenth year of expansion, although at a declining pace. In the last two months of 2018, economies around the globe showed increasing signs of weakness, but many regained economic momentum in the first six months of 2019, demonstrating resilient growth despite lingering uncertainties on various fronts. As the year progressed, signs of slowing growth increased amid a weakening global economy, waning manufacturing activity, and the ongoing U.S.-China trade war. However, toward the end of the period, prospects of a partial trade resolution relieved some of the pressure. U.S. gross domestic product (GDP) grew at an annual rate of 2.1% in the third quarter of 2019, up slightly from 2.0% in the second quarter, but down from 3.1% in the first quarter of 2019. Unemployment declined in September 2019 to a 50-year low. While, consumer confidence edged lower in October to hit a four-month low, it remained a stable source of GDP growth in the U.S. Inflation remained benign.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2019

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Laudus International MarketMasters Fund
The Investment Environment (continued)

Outside the U.S., conditions continued to soften, dampened by trade issues, slowing economic output, and geopolitical concerns. Oil prices, which had fallen steeply in the fourth quarter of 2018, recovered through the first four months of 2019, as major exporters sought to curb supply and central banks took steps to ease growth-related fears, before dipping in May when trade concerns escalated. Oil prices remained volatile through period end. In the eurozone, growth slowed in the second and third quarters of 2019, down slightly from the first quarter. Growth was subdued by tepid wage growth and constrained consumer spending. The United Kingdom’s economy contracted in the second quarter of 2019 amid growing Brexit-related economic and political uncertainty that dampened industrial output, construction, and services sectors. Japan’s economy, however, experienced growth in recent quarters after contracting sharply in the third quarter of 2018.
In response to the economic environment and flat or inverted yield curves around the world, to bolster growth, and to ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S., while others maintained their generally low—and for some international central banks, negative—interest rates. In the U.S., after raising interest rates four times in 2018, the Fed held rates unchanged through the first half of 2019. But amid growing signs of global economic weakness that threatened to dampen U.S. economic growth, along with continued low inflation and weakness in manufacturing, the Fed enacted three interest rate cuts by the end of the period—in July, September, and October. Following the October interest rate cut, the Fed signaled that subsequent interest rate cuts would be put on hold provided the economy continues to expand moderately and the labor market remains strong. The federal funds rate ended the reporting period in a range of 1.50% to 1.75%. Outside the U.S., the European Central Bank held interest rates steady and launched an asset-purchase program to help stimulate the economy. The Bank of Japan maintained its short-term interest rate target of –0.1% throughout the period. Despite growing Brexit-related division, the Bank of England maintained its key official bank rate at 0.75% throughout the period, where it has remained since August 2018. Central banks in several key emerging market economies—including India, Thailand, and China—lowered their policy rates in response to inflation and trade-related pressures.
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Laudus International MarketMasters Fund
Fund Management

Omar Aguilar, Ph.D., Senior Vice President and Chief Investment Officer of Equities and Multi-Asset Strategies, has overall responsibility for all aspects of the management of the fund. Prior to joining CSIM in 2011, Mr. Aguilar was with Financial Engines, where he was responsible for managing assets from leading retirement plan sponsors in the defined contribution market. Prior to joining Financial Engines in 2009, Mr. Aguilar was the head of quantitative equity for ING Investment Management, where he was responsible for building and developing the firm’s quantitative equity group. He joined ING in 2004 from Lehman Brothers, where he served as the head of quantitative research for its alternative investment management business. Prior to that, he was a director of quantitative research and portfolio manager with Merrill Lynch Investment Management and Bankers Trust.

Jane Shi, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2011, Ms. Shi was a vice president investment analyst at Bailard, Inc. since 2006, where she developed quantitative models for domestic equity and tactical asset allocation strategies, and was also responsible for performance measurement and attribution. Prior to that, she was a treasury analyst at Sun Microsystems, Inc.
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Laudus International MarketMasters Fund

The Laudus International MarketMasters Fund (the fund) uses a multi-manager strategy. Charles Schwab Investment Management, Inc. (CSIM)—the fund’s investment adviser—selects investment subadvisers with strong long-term track records to manage a portion of the fund’s assets. In addition to selecting investment subadvisers and allocating assets among them, CSIM is responsible for monitoring and coordinating the overall management of the fund. Each subadviser manages its respective portfolio relative to a comparative index that reflects its individual process and philosophy. The subadviser comparative indices may differ from the fund’s comparative index.
Market Highlights. Over the reporting period, international equity markets generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines across global equity markets, driven by concerns about slowing international economic growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes. However, stocks staged a recovery in the first four months of 2019, which generally continued through the end of the reporting period. A number of central banks reduced their policy rates, including the U.S., while others maintained their generally low—and for some international central banks, negative—interest rates. Over the period, the U.S. dollar strengthened slightly against a basket of foreign currencies, generally reducing the returns on overseas investments in U.S. dollar terms.
Performance. For the 12-month period ended October 31, 2019, the fund returned 10.50%, underperforming the fund’s comparative index, the MSCI EAFE® Index (Net) (the index), which returned 11.04%.
Positioning and Strategies. Over the 12-month reporting period, all four of the fund’s active subadvisers posted positive returns and outperformed their comparative indices. Underperformance of the fund was a result of allocation across subadvisers.
Among the fund’s four active subadvisers, William Blair Investment Management, LLC posted the strongest total return and outperformed its international multi-cap growth comparative index, contributing to the fund’s relative performance. Stock selection was strongest in the industrials and consumer discretionary sectors and weakest in the information technology and communications services sectors. From a sector allocation standpoint, William Blair’s overweight to the financials and information technology sectors also contributed to relative performance, while an overweight to the energy and health care sectors detracted from relative performance. From a geographic perspective, stock selection in Japan and the United Kingdom contributed, while stock selection in France and the United States detracted.
Harris Associates L.P. posted a positive return and outperformed its comparative index. Harris’s stock selection contributed positively to its performance relative to its comparative index, primarily due to selection in the financials and information technology sectors, and within Japan and the United Kingdom. Harris’s allocation across country segments and sectors also contributed positively to relative performance, most notably in the United States and South Korea and in the energy and industrials sectors.
American Century Investment Management, Inc., which focuses on international small-cap growth, also posted a positive return and outperformed it comparative index. Stock selection contributed to performance relative to the comparative index, primarily due to selection in the information technology and financials sectors, and within Hong Kong and Germany. American Century’s allocation across sectors and country segments detracted from performance relative to the comparative index, most notably in the energy and communication services sectors and in China and Hong Kong.
Mondrian Investment Partners Limited, with its international small-cap value focus, also posted a positive total return and outperformed its comparative index. From a sector allocation perspective, an underweight to the energy sector and an overweight to the utilities sector contributed to performance relative to the comparative index and an underweight to the real estate sector and an overweight to the consumer staples sector detracted. Stock selection in the industrials and information technology sectors contributed, while stock selection in the materials and communications services sectors detracted. From a geographic perspective, stock selection in Canada and France contributed to relative performance, while stock selection in the Netherlands and Switzerland detracted.
Mellon Investment Corporation seeks to track the performance of the fund’s index by employing a strategic trading approach to minimize transaction costs and preserve value. Over the 12-month reporting period, the fund’s allocation to Mellon performed in line with this objective, slightly outperforming the fund’s index.
The fund made no active adjustments to its investment manager exposures over the reporting period.

Management views may have changed since the report date.
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Laudus International MarketMasters Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/laudusfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Laudus International MarketMasters Fund (4/2/04)	10.50%	4.88%	7.65%
MSCI EAFE® Index (Net)[3]	11.04%	4.31%	5.41%
Fund Category: Morningstar Foreign Large Growth[4]	14.78%	5.56%	6.84%
Fund Expense Ratios[5]: Net 1.25%; Gross 1.51%

Investment Managers and Allocations6
Investment Managers	Investment Style	% of Net Assets
William Blair Investment Management, LLC	International Multi-Cap Growth	26.2%
American Century Investment Management, Inc.	International Small-Cap Growth	22.4%
Mondrian Investment Partners Limited	International Small-Cap Value	22.2%
Harris Associates L.P.	International Large-Cap Value	19.9%
Mellon Investment Corporation	International Blend	6.6%
Cash & other assets		2.7%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On February 26, 2019, the Investor Share class and Select Share class of the fund were consolidated into a single class of shares of the fund. The performance and financial history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
[6]	For more information about each of the investment manager’s investment styles, refer to the fund’s prospectus.
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Laudus International MarketMasters Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics1
Number of Holdings	1,222
Weighted Average Market Cap (millions)	$31,954
Price/Earnings Ratio (P/E)	20.1
Price/Book Ratio (P/B)	2.4
Portfolio Turnover Rate	54%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Laudus International MarketMasters Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2019 and held through October 31, 2019.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/19	Ending Account Value (Net of Expenses) at 10/31/19	Expenses Paid During Period 5/1/19-10/31/19[2]
Laudus International MarketMasters Fund
Actual Return	1.25%	$1,000.00	$1,015.50	$6.35
Hypothetical 5% Return	1.25%	$1,000.00	$1,018.90	$6.36

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
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Laudus International MarketMasters Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19[1]	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$22.89	$26.96	$21.16	$22.71	$22.95
Income (loss) from investment operations:
Net investment income (loss)[2]	0.31	0.24	0.22	0.19	0.21
Net realized and unrealized gains (losses)	1.74	(3.09)	5.76	(0.23)	(0.10)
Total from investment operations	2.05	(2.85)	5.98	(0.04)	0.11
Less distributions:
Distributions from net investment income	(0.29)	(0.36)	(0.18)	(0.31)	(0.35)
Distributions from net realized gains	(1.76)	(0.86)	—	(1.20)	—
Total distributions	(2.05)	(1.22)	(0.18)	(1.51)	(0.35)
Net asset value at end of period	$22.89	$22.89	$26.96	$21.16	$22.71
Total return	10.50%	(11.09%)	28.52%	0.00% [3]	0.56%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Gross operating expenses	1.50%	1.51%	1.53%	1.54%	1.50%
Net investment income (loss)	1.43%	0.92%	0.92%	0.93%	0.91%
Portfolio turnover rate	54%	69%	71%	69%	72%
Net assets, end of period (x 1,000,000)	$1,413	$1,127	$1,229	$1,063	$1,395

1
Effective February 26, 2019, the Investor Share class, and the Select Share class were consolidated into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares (see financial note 1).
2
Calculated based on the average shares outstanding during the period.
3
Less than 0.005%.
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See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund’s website at www.schwabfunds.com/laudusfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 95.4% of net assets

Argentina 0.2%
Globant S.A. *	26,981	2,516,248

Australia 4.1%
Afterpay Touch Group Ltd. *	108,738	2,158,669
AGL Energy Ltd.	4,261	58,165
Altium Ltd.	148,007	3,276,458
Alumina Ltd.	15,839	24,726
AMP Ltd.	1,701,165	2,149,490
APA Group	7,395	59,399
Aristocrat Leisure Ltd.	74,124	1,616,276
ASX Ltd.	1,258	71,406
Aurizon Holdings Ltd.	12,602	51,268
AusNet Services	12,875	16,446
Australia & New Zealand Banking Group Ltd.	18,435	338,782
Bank of Queensland Ltd.	2,609	16,283
Bendigo & Adelaide Bank Ltd.	3,165	23,228
BHP Group Ltd.	19,113	468,506
BHP Group plc	13,723	291,072
BlueScope Steel Ltd.	3,488	31,930
Boral Ltd.	7,551	26,216
Brambles Ltd.	200,683	1,659,056
Breville Group Ltd.	80,743	855,116
Caltex Australia Ltd.	1,678	31,544
Challenger Ltd.	3,544	19,438
Charter Hall Retail REIT	1,534,530	4,662,316
CIMIC Group Ltd.	621	14,152
Cleanaway Waste Management Ltd.	609,757	774,997
Coca-Cola Amatil Ltd.	3,342	23,453
Cochlear Ltd.	361	52,666
Coles Group Ltd.	7,158	74,077
Commonwealth Bank of Australia	11,481	622,501
Computershare Ltd.	3,120	34,056
Costa Group Holdings Ltd.	867,548	1,706,202
Crown Resorts Ltd.	2,402	20,635
CSL Ltd.	25,987	4,582,970
Dexus	7,099	58,542
Flight Centre Travel Group Ltd.	408	11,986
Fortescue Metals Group Ltd.	8,954	54,804
Goodman Group	154,136	1,530,456
Harvey Norman Holdings Ltd.	4,438	12,522
Incitec Pivot Ltd.	10,881	25,891
Inghams Group Ltd.	1,305,797	2,795,599
Insurance Australia Group Ltd.	14,962	81,978
InvoCare Ltd.	262,325	2,370,969
James Hardie Industries plc	2,769	47,555
LendLease Group	3,658	47,282
Macquarie Group Ltd.	35,483	3,276,408
Magellan Financial Group Ltd.	559	18,541
Medibank Pvt Ltd.	17,679	41,205
Mirvac Group	25,906	57,405
National Australia Bank Ltd.	18,049	354,286
Newcrest Mining Ltd.	4,954	108,138
Northern Star Resources Ltd.	250,478	1,697,819
Security	Number of Shares	Value ($)
Orica Ltd.	168,079	2,656,270
Origin Energy Ltd.	11,450	62,076
Pact Group Holdings Ltd. *	888,151	1,482,753
QBE Insurance Group Ltd.	8,427	73,318
Ramsay Health Care Ltd.	877	41,439
REA Group Ltd.	335	25,142
Rio Tinto Ltd.	2,393	149,641
Santos Ltd.	11,532	64,504
Saracen Mineral Holdings Ltd. *	1,569,479	4,060,893
Scentre Group	33,702	89,046
SEEK Ltd.	2,153	33,695
Seven Group Holdings Ltd.	350,150	4,525,780
Shopping Centres Australasia Property Group	2,102,971	3,900,848
Sonic Healthcare Ltd.	2,841	55,953
South32 Ltd.	32,113	56,196
Stockland	15,262	51,524
Suncorp Group Ltd.	7,985	74,137
Sydney Airport	6,843	41,444
Tabcorp Holdings Ltd.	12,868	42,640
Telstra Corp., Ltd.	27,061	65,175
The GPT Group	12,852	52,754
TPG Telecom Ltd.	2,733	12,318
Transurban Group	17,171	175,864
Treasury Wine Estates Ltd.	4,455	54,009
Unibail-Rodamco-Westfield	887	137,162
Vicinity Centres	20,665	38,039
Washington H Soul Pattinson & Co., Ltd.	769	11,495
Wesfarmers Ltd.	7,305	200,704
Westpac Banking Corp.	22,382	434,557
WiseTech Global Ltd.	62,228	1,117,537
Woodside Petroleum Ltd.	6,038	133,823
Woolworths Group Ltd.	8,456	218,047
Worley Ltd.	2,205	20,697
		58,562,365

Austria 0.0%
ANDRITZ AG	478	21,494
Erste Group Bank AG *	1,952	69,038
OMV AG	913	53,375
Raiffeisen Bank International AG	918	22,619
Verbund AG	468	25,354
voestalpine AG	710	17,816
		209,696

Belgium 1.1%
Ageas	1,168	67,359
Anheuser-Busch InBev S.A./N.V.	4,947	399,309
Argenx SE *	20,446	2,489,690
Barco N.V.	6,648	1,447,831
Colruyt S.A.	383	21,290
Galapagos N.V. *	12,586	2,317,294
Groupe Bruxelles Lambert S.A.	500	50,228
KBC Group N.V.	1,589	111,729
Melexis N.V.	49,243	3,455,373
Proximus	943	28,979
Shurgard Self Storage S.A.	128,163	4,338,234

12
Laudus International MarketMasters Fund  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Solvay S.A.	459	49,905
Telenet Group Holding N.V. *	355	17,442
UCB S.A.	822	66,252
Umicore S.A.	1,298	53,582
Warehouses De Pauw CVA	4,174	773,704
		15,688,201

Brazil 1.1%
Azul S.A. *	65,914	2,569,328
B3 S.A. - Brasil Bolsa Balcao	151,400	1,826,389
Cia de Locacao das Americas	707,800	3,046,161
CVC Brasil Operadora e Agencia de Viagens S.A.	43,700	558,222
IRB Brasil Resseguros S.A.	116,100	1,093,983
Localiza Rent a Car S.A.	73,900	795,662
Lojas Renner S.A.	60,830	769,760
Magazine Luiza S.A.	104,800	1,166,506
Notre Dame Intermedica Participacoes S.A.	291,300	4,358,060
		16,184,071

Canada 6.1%
Alimentation Couche-Tard, Inc., Class B	89,436	2,682,197
ATS Automation Tooling Systems, Inc. *	94,575	1,283,882
Badger Daylighting Ltd.	55,095	1,632,228
Boralex, Inc., Class A	374,439	6,197,533
Brookfield Asset Management, Inc., Class A	91,873	5,075,983
BRP, Inc.	54,304	2,436,279
CAE, Inc.	173,546	4,352,156
Canada Goose Holdings, Inc. *	67,418	2,820,095
Canadian National Railway Co.	46,445	4,153,991
Canadian Pacific Railway Ltd.	12,883	2,928,435
Cenovus Energy, Inc.	445,825	3,797,856
Cineplex, Inc.	287,695	4,903,768
ECN Capital Corp.	436,433	1,441,412
FirstService Corp.	27,270	2,380,198
Gibson Energy, Inc.	168,910	2,944,479
Innergex Renewable Energy, Inc.	547,767	6,837,210
Kirkland Lake Gold Ltd.	60,585	2,845,025
lululemon Athletica, Inc. *	8,200	1,675,014
Northview Apartment Real Estate Investment Trust	173,458	3,800,773
Open Text Corp.	37,200	1,503,139
Parkland Fuel Corp.	15,578	517,453
Ritchie Bros. Auctioneers, Inc.	94,375	3,882,910
TFI International, Inc.	64,504	2,055,450
The Descartes Systems Group, Inc. *	63,971	2,489,191
The Toronto-Dominion Bank	59,074	3,373,286
Toromont Industries Ltd.	10,986	567,275
WSP Global, Inc.	114,686	7,155,793
		85,733,011

China 4.8%
A-Living Services Co., Ltd., H Shares	1,548,500	4,686,052
Aier Eye Hospital Group Co. Ltd	169,000	947,451
Alibaba Group Holding Ltd. ADR *	39,890	7,047,366
Baidu, Inc. ADR *	33,190	3,380,402
Baozun, Inc. ADR *	23,664	1,029,857
Bosideng International Holdings Ltd.	3,684,000	1,905,032
Centre Testing International Group Co., Ltd., Class A	480,000	952,877
China Mengniu Dairy Co., Ltd. *	316,000	1,259,811
China Merchants Bank Co., Ltd., H Shares	806,500	3,846,384
Security	Number of Shares	Value ($)
Country Garden Services Holdings Co., Ltd.	282,000	955,521
GDS Holdings Ltd. ADR *	107,905	4,497,480
GSX Techedu, Inc. *	126,230	2,163,582
Huazhu Group Ltd. ADR	21,037	796,461
Kweichow Moutai Co., Ltd., Class A	11,600	1,939,200
Li Ning Co., Ltd.	2,072,500	7,027,473
Microport Scientific Corp.	1,829,513	1,878,737
NetEase, Inc. ADR	9,819	2,806,859
Nexteer Automotive Group Ltd.	1,877,288	1,749,669
Ping An Insurance Group Co. of China Ltd., H Shares	441,000	5,089,925
Shenzhou International Group Holdings Ltd.	100,000	1,381,865
Tencent Holdings Ltd.	164,100	6,656,374
Tencent Music Entertainment Group ADR *	35,809	495,597
Trip.Com Group Ltd. *	19,684	649,375
Vitasoy International Holdings Ltd.	106,000	431,029
Zhongsheng Group Holdings Ltd.	1,269,500	4,208,667
		67,783,046

Denmark 1.3%
AP Moeller - Maersk A/S, Series A	23	27,629
AP Moeller - Maersk A/S, Series B	41	52,300
Carlsberg A/S, Class B	691	97,309
Chr. Hansen Holding A/S	17,143	1,316,165
Coloplast A/S, Class B	21,515	2,590,318
Danske Bank A/S	4,339	62,007
Demant A/S *	724	19,125
DSV PANALPINA A/S	35,526	3,452,740
Genmab A/S *	10,681	2,333,740
H. Lundbeck A/S	432	14,762
ISS A/S	1,052	27,543
Novo Nordisk A/S, Class B	65,685	3,611,932
Novozymes A/S, B Shares	1,402	66,090
Orsted A/S	33,659	2,954,307
Pandora A/S	697	34,297
Royal Unibrew A/S	9,506	779,864
Tryg A/S	18,847	526,793
Vestas Wind Systems A/S	1,269	103,383
		18,070,304

Faeroe Islands 0.3%
Bakkafrost P/F	60,739	3,803,534

Finland 0.7%
Elisa Oyj	894	48,827
Fortum Oyj	2,890	70,625
Kone Oyj, Class B	2,217	141,169
Metso Oyj	691	26,159
Neste Oyj	89,141	3,220,883
Nokia Oyj	36,750	134,910
Nokian Renkaat Oyj	758	21,663
Nordea Bank Abp	19,705	144,227
Orion Oyj, Class B	691	30,656
Sampo Oyj, A Shares	2,863	117,325
Stora Enso Oyj, R Shares	3,711	48,212
UPM-Kymmene Oyj	74,176	2,415,871
Valmet Oyj	143,372	3,208,739
Wartsila Oyj Abp	2,751	29,064
		9,658,330

13
Laudus International MarketMasters Fund  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
France 8.7%
Accor S.A.	125,563	5,400,915
Aeroports de Paris	184	34,995
Air Liquide S.A.	3,067	407,792
Airbus SE	50,589	7,257,409
Alstom S.A.	1,258	54,425
Alten S.A.	27,314	3,004,594
Amundi S.A.	375	26,800
Arkema S.A.	423	43,289
Atos SE	610	47,340
AXA S.A.	12,608	333,749
BioMerieux	257	21,045
BNP Paribas S.A.	207,012	10,818,352
Bollore S.A.	5,540	24,001
Bollore S.A. New *	32	136
Bouygues S.A.	1,435	60,870
Bureau Veritas S.A.	98,679	2,522,883
Capgemini SE	31,509	3,552,014
Carrefour S.A.	3,950	67,251
Casino Guichard Perrachon S.A.	375	20,230
Cie Plastic Omnium S.A.	67,602	1,846,649
CNP Assurances	1,064	21,120
Coface S.A. *	261,103	2,853,839
Compagnie de Saint-Gobain	3,150	128,293
Compagnie Generale des Etablissements Michelin	1,102	134,176
Covivio	322	36,466
Credit Agricole S.A.	7,533	98,293
Danone S.A.	4,006	331,862
Dassault Aviation S.A.	15	20,837
Dassault Systemes SE	19,764	3,001,692
Edenred	1,588	83,700
Eiffage S.A.	508	54,562
Electricite de France S.A.	3,980	41,117
Engie S.A.	11,911	199,447
EssilorLuxottica S.A.	17,636	2,692,917
Eurazeo SE	263	18,352
Eurofins Scientific SE	71	35,997
Eutelsat Communications S.A.	1,152	21,853
Faurecia SE	471	21,981
Gaztransport Et Technigaz S.A.	54,922	5,010,997
Gecina S.A.	285	48,926
Getlink SE	2,938	49,214
Hermes International	2,185	1,573,970
ICADE	213	20,858
Iliad S.A.	164	16,996
Imerys S.A.	228	8,807
Ingenico Group S.A.	29,592	3,164,304
Ipsen S.A.	6,240	665,107
JCDecaux S.A.	477	13,039
Kering S.A.	6,391	3,636,455
Klepierre S.A.	1,267	47,228
Korian S.A.	173,020	7,337,249
L'Oreal S.A.	14,631	4,273,154
Legrand S.A.	1,746	136,405
LISI	82,862	2,912,602
LVMH Moet Hennessy Louis Vuitton SE	13,971	5,966,394
Natixis S.A.	5,834	26,803
Orange S.A.	12,999	209,212
Orpea	8,510	1,024,971
Pernod-Ricard S.A.	1,381	255,116
Peugeot S.A.	3,724	94,315
Publicis Groupe S.A.	127,918	5,505,402
Remy Cointreau S.A.	146	19,538
Renault S.A.	1,217	62,139
Rubis SCA	136,740	7,929,227
Safran S.A.	33,611	5,323,642
Security	Number of Shares	Value ($)
Sanofi	7,282	671,306
Sartorius Stedim Biotech	190	28,464
Schneider Electric SE	3,538	328,823
SCOR SE	1,034	43,613
SEB S.A.	140	21,273
SES S.A.	2,289	44,372
Societe BIC S.A.	181	12,566
Societe Generale S.A.	4,933	140,289
Sodexo S.A.	561	61,692
SOITEC *	42,997	4,742,613
STMicroelectronics N.V.	4,431	100,567
Suez	2,318	36,155
Teleperformance	8,828	2,002,927
Thales S.A.	24,003	2,346,524
TOTAL S.A.	15,413	814,858
UbiSoft Entertainment S.A. *	545	32,209
Valeo S.A.	167,856	6,251,072
Veolia Environnement S.A.	3,483	91,686
Verallia SASU *	105,956	3,072,490
Vinci S.A.	3,304	370,696
Vivendi S.A.	5,942	165,470
Wendel S.A.	182	25,807
Worldline S.A. *	14,197	863,849
		122,942,634

Germany 8.6%
1&1 Drillisch AG	329	8,812
adidas AG	1,171	361,570
Allianz SE	25,498	6,227,186
Axel Springer SE *	308	21,470
BASF SE	5,964	453,378
Bayer AG	108,579	8,423,143
Bayerische Motoren Werke AG	120,034	9,191,566
Beiersdorf AG	654	77,426
Brenntag AG	958	48,015
Carl Zeiss Meditec AG, Class B	9,381	1,022,567
Commerzbank AG	6,528	39,062
Continental AG	70,156	9,396,750
Covestro AG	1,124	53,977
Daimler AG	177,805	10,393,210
Delivery Hero SE *	714	33,503
Deutsche Bank AG	12,653	91,756
Deutsche Boerse AG	1,239	191,871
Deutsche Lufthansa AG	1,461	25,309
Deutsche Post AG	6,345	224,772
Deutsche Telekom AG	21,651	380,961
Deutsche Wohnen SE	2,367	89,242
Duerr AG	70,225	2,071,888
E.ON SE	14,197	143,169
Evonik Industries AG	1,185	31,229
Evotec SE *	81,747	1,872,470
Fielmann AG	113,567	8,758,480
Fraport AG Frankfurt Airport Services Worldwide	258	21,564
Fresenius Medical Care AG & Co. KGaA	1,398	100,907
Fresenius SE & Co. KGaA	2,682	141,221
GEA Group AG	1,089	33,291
Gerresheimer AG	48,804	3,935,804
GRENKE AG	6,655	629,784
Hannover Rueck SE	393	69,641
HeidelbergCement AG	965	71,543
HelloFresh SE *	202,608	3,529,630
Henkel AG & Co. KGaA	6,275	603,767
HOCHTIEF AG	166	20,740
Hugo Boss AG	399	16,823
Infineon Technologies AG	7,993	154,815
Isra Vision AG	35,052	1,657,918

14
Laudus International MarketMasters Fund  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
JOST Werke AG	75,313	2,116,713
KION Group AG	10,232	680,814
Knorr-Bremse AG	294	29,671
LANXESS AG	546	35,479
Merck KGaA	818	97,560
METRO AG	1,216	19,857
MorphoSys AG *	20,460	2,233,319
MTU Aero Engines AG	15,984	4,274,617
Muenchener Rueckversicherungs-Gesellschaft AG	973	270,338
Nemetschek SE	84,003	4,286,034
Norma Group SE	72,633	2,666,365
Puma SE	17,040	1,281,867
QIAGEN N.V. *(a)	1,504	45,239
QIAGEN N.V. *(a)	50,470	1,504,511
Rheinmetall AG	20,009	2,413,217
RTL Group S.A.	247	12,551
RWE AG	3,496	106,539
SAP SE	36,054	4,777,207
Siemens AG	4,962	572,615
Siemens Healthineers AG	930	39,513
Sixt SE	22,966	2,245,875
Stabilus S.A.	56,742	3,185,591
Stroeer SE & Co. KGaA	38,176	3,075,778
Symrise AG	823	79,096
Teamviewer AG *	25,491	672,656
Telefonica Deutschland Holding AG	5,662	17,966
ThyssenKrupp AG	400,901	5,717,082
TUI AG	2,731	35,728
Uniper SE	1,248	38,896
United Internet AG	762	23,004
Varta AG *	30,112	3,403,857
Volkswagen AG	201	37,997
Vonovia SE	80,790	4,302,459
Wirecard AG	768	97,164
Zalando SE *	797	34,556
		121,051,961

Hong Kong 1.6%
AIA Group Ltd.	736,600	7,335,223
ASM Pacific Technology Ltd.	217,500	3,036,915
Ausnutria Dairy Corp., Ltd. *	985,000	1,469,135
BeiGene Ltd. ADR *	218	30,158
BOC Hong Kong (Holdings) Ltd.	24,000	82,455
Budweiser Brewing Co. APAC Ltd. *	6,600	24,131
CK Asset Holdings Ltd.	16,538	115,067
CK Hutchison Holdings Ltd.	17,538	161,930
CK Infrastructure Holdings Ltd.	4,074	29,319
CLP Holdings Ltd.	10,500	109,047
Dairy Farm International Holdings Ltd.	2,200	13,266
Fortune REIT	1,156,000	1,356,116
Galaxy Entertainment Group Ltd.	291,000	2,003,720
Hang Lung Properties Ltd.	13,000	28,577
Hang Seng Bank Ltd.	4,900	102,239
Henderson Land Development Co., Ltd.	9,687	48,382
HK Electric Investments & HK Electric Investments Ltd.	17,000	16,965
HKBN Ltd.	2,128,983	3,799,586
HKT Trust & HKT Ltd.	25,120	39,078
Hong Kong & China Gas Co., Ltd.	65,381	126,898
Hong Kong Exchanges & Clearing Ltd.	7,745	241,288
Hongkong Land Holdings Ltd.	7,300	40,102
Hysan Development Co., Ltd.	4,000	15,765
Kerry Properties Ltd.	4,000	12,935
Link REIT	13,500	147,034
Melco International Development Ltd.	319,000	845,460
Melco Resorts & Entertainment Ltd. ADR	1,346	28,993
Security	Number of Shares	Value ($)
MGM China Holdings Ltd.	6,000	9,501
MTR Corp., Ltd.	10,249	58,766
New World Development Co., Ltd.	39,113	55,949
NWS Holdings Ltd.	9,572	14,246
PCCW Ltd.	27,000	16,036
Power Assets Holdings Ltd.	9,000	64,225
Sands China Ltd.	15,600	76,840
Shangri-La Asia Ltd.	8,000	8,211
Sino Land Co., Ltd.	22,000	32,887
SJM Holdings Ltd.	12,683	13,548
Sun Hung Kai Properties Ltd.	10,202	154,594
Swire Pacific Ltd., Class A	3,500	33,363
Swire Properties Ltd.	7,200	22,644
Techtronic Industries Co., Ltd.	9,000	70,335
The Bank of East Asia Ltd.	8,057	19,408
The Wharf Holdings Ltd.	7,349	16,677
WH Group Ltd.	61,000	64,388
Wharf Real Estate Investment Co., Ltd.	8,349	49,107
Wheelock & Co., Ltd.	5,000	30,923
Wynn Macau Ltd.	9,600	20,833
Yue Yuen Industrial Holdings Ltd.	5,000	14,091
		22,106,356

India 1.1%
Axis Bank Ltd.	173,724	1,799,980
Bata India Ltd.	106,298	2,705,517
HDFC Bank Ltd.	104,602	1,812,364
Hexaware Technologies Ltd.	90,689	425,452
Hindustan Unilever Ltd.	46,297	1,419,013
Maruti Suzuki India Ltd.	11,163	1,189,403
Pidilite Industries Ltd.	34,498	681,209
Titan Co., Ltd.	48,713	913,918
WNS Holdings Ltd. ADR *	76,497	4,730,574
		15,677,430

Indonesia 0.6%
Bank Tabungan Pensiunan Nasional Syariah Tbk PT *	8,607,800	2,354,100
PT Bank Central Asia Tbk	1,905,500	4,265,133
PT Bank Mandiri (Persero) Tbk	4,035,500	2,017,221
		8,636,454

Ireland 1.5%
AIB Group plc	5,047	16,166
Bank of Ireland Group plc	5,995	28,896
CRH plc	5,266	191,734
DCC plc	624	58,518
Flutter Entertainment plc	524	54,129
Glanbia plc	375,289	4,181,412
Grafton Group plc	279,719	2,832,503
ICON plc *	13,710	2,013,999
Kerry Group plc, Class A	19,315	2,335,154
Kingspan Group plc	37,980	1,968,003
Ryanair Holdings plc ADR *	105,021	7,838,768
Smurfit Kappa Group plc	1,397	46,656
		21,565,938

Israel 0.6%
Azrieli Group Ltd.	277	21,351
Bank Hapoalim B.M.	7,230	57,866
Bank Leumi Le-Israel B.M.	9,560	69,637
Check Point Software Technologies Ltd. *	23,402	2,630,619
CyberArk Software Ltd. *	4,418	448,780
Elbit Systems Ltd.	157	25,741

15
Laudus International MarketMasters Fund  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Israel Chemicals Ltd.	4,649	20,665
Israel Discount Bank Ltd., Class A	7,084	32,373
Kornit Digital Ltd. *	108,549	3,689,581
Mizrahi Tefahot Bank Ltd.	937	23,248
Nice Ltd. *	403	63,569
Teva Pharmaceutical Industries Ltd. ADR *	6,938	56,545
Wix.com Ltd. *	8,260	1,008,298
		8,148,273

Italy 2.0%
Amplifon S.p.A.	129,060	3,245,642
Assicurazioni Generali S.p.A.	7,074	143,443
Atlantia S.p.A.	3,210	79,306
Autogrill S.p.A.	192,493	1,903,135
Banca Generali S.p.A.	27,546	899,279
Davide Campari-Milano S.p.A.	3,600	33,020
Enel S.p.A.	311,690	2,415,709
Eni S.p.A.	16,547	251,034
Ferrari N.V.	12,574	2,013,813
Fiat Chrysler Automobiles N.V.	7,019	108,926
FinecoBank Banca Fineco S.p.A.	144,288	1,626,607
Interpump Group S.p.A.	136,170	3,732,868
Intesa Sanpaolo S.p.A.	4,129,962	10,348,959
Leonardo S.p.A.	2,641	30,682
Mediobanca Banca di Credito Finanziario S.p.A.	3,892	46,281
Moncler S.p.A.	17,631	680,358
Pirelli & C S.p.A.	2,479	14,331
Poste Italiane S.p.A	3,238	39,330
Prysmian S.p.A.	1,491	34,490
Recordati S.p.A.	663	27,862
Snam S.p.A.	13,465	69,128
Technogym S.p.A.	45,028	496,781
Telecom Italia S.p.A. *	59,665	34,922
Terna - Rete Elettrica Nationale S.p.A.	9,165	60,575
UniCredit S.p.A.	12,886	163,485
		28,499,966

Japan 13.5%
ABC-Mart, Inc.	200	13,713
Acom Co., Ltd.	2,600	10,446
Advantest Corp.	1,300	59,161
Aeon Co., Ltd.	4,200	84,505
AEON Financial Service Co., Ltd.	600	9,144
Aeon Mall Co., Ltd.	800	12,799
AGC, Inc.	1,200	42,192
Air Water, Inc.	978	18,309
Aisin Seiki Co., Ltd.	1,000	39,910
Ajinomoto Co., Inc.	2,878	54,717
Alfresa Holdings Corp.	1,200	26,795
Alps Alpine Co., Ltd.	1,400	30,014
Amada Holdings Co., Ltd.	2,226	25,350
ANA Holdings, Inc.	740	25,410
Anritsu Corp.	196,100	3,739,678
Aozora Bank Ltd.	800	20,527
Ariake Japan Co., Ltd.	87,100	6,761,383
Aruhi Corp.	110,300	2,479,757
Asahi Group Holdings Ltd.	2,300	115,178
Asahi Intecc Co., Ltd.	61,800	1,700,451
Asahi Kasei Corp.	8,163	90,620
Astellas Pharma, Inc.	12,300	211,101
Bandai Namco Holdings, Inc.	1,300	79,936
Benefit One, Inc.	42,100	852,208
Benesse Holdings, Inc.	500	13,385
Bridgestone Corp.	3,700	153,735
Brother Industries Ltd.	1,400	26,312
Security	Number of Shares	Value ($)
Calbee, Inc.	500	16,713
Canon, Inc.	6,465	177,398
Casio Computer Co., Ltd.	1,336	21,688
Central Japan Railway Co.	900	184,621
Chubu Electric Power Co., Inc.	4,131	61,974
Chugai Pharmaceutical Co., Ltd.	1,500	126,234
Coca-Cola Bottlers Japan Holdings, Inc.	800	18,163
Concordia Financial Group Ltd.	6,900	28,138
Cosmos Pharmaceutical Corp.	13,400	2,767,245
Credit Saison Co., Ltd.	1,111	16,088
CyberAgent, Inc.	600	19,501
Dai Nippon Printing Co., Ltd.	1,600	42,734
Dai-ichi Life Holdings, Inc.	7,100	115,726
Daicel Corp.	1,700	15,197
Daifuku Co., Ltd.	700	37,143
Daiichi Sankyo Co., Ltd.	3,700	243,289
Daikin Industries Ltd.	28,700	4,016,840
Daito Trust Construction Co., Ltd.	500	66,260
Daiwa House Industry Co., Ltd.	3,600	123,930
Daiwa House REIT Investment Corp.	12	34,942
Daiwa Securities Group, Inc.	10,000	44,948
Denso Corp.	2,800	130,004
Dentsu, Inc.	1,400	50,050
Digital Arts, Inc.	28,200	1,655,838
Disco Corp.	200	43,647
East Japan Railway Co.	2,038	185,012
Eisai Co., Ltd.	1,600	115,822
Electric Power Development Co., Ltd.	1,000	24,280
en-Japan, Inc.	176,700	7,478,962
F.C.C. Co., Ltd.	118,200	2,445,598
FamilyMart Co., Ltd.	1,600	39,690
Fancl Corp.	68,500	1,935,743
FANUC Corp.	1,299	256,227
Fast Retailing Co., Ltd.	330	203,508
Fuji Electric Co., Ltd.	800	25,425
Fuji Soft, Inc.	48,900	2,130,130
FUJIFILM Holdings Corp.	2,300	100,975
Fujitsu Ltd.	1,300	115,218
Fukuoka Financial Group, Inc.	1,000	19,277
GMO Payment Gateway, Inc.	45,600	3,360,680
Hakuhodo DY Holdings, Inc.	1,500	22,384
Hamamatsu Photonics K.K.	900	34,946
Hankyu Hanshin Holdings, Inc.	1,500	60,025
Harmonic Drive Systems, Inc.	51,100	2,369,850
Hikari Tsushin, Inc.	100	21,920
Hino Motors Ltd.	1,700	16,072
Hirose Electric Co., Ltd.	205	25,824
Hisamitsu Pharmaceutical Co., Inc.	300	13,962
Hitachi Chemical Co., Ltd.	700	23,044
Hitachi Construction Machinery Co., Ltd.	700	18,069
Hitachi High-Technologies Corp.	500	31,108
Hitachi Ltd.	6,264	233,788
Hitachi Metals Ltd.	1,200	15,060
Honda Motor Co., Ltd.	10,607	286,962
Hoshizaki Corp.	400	34,001
Hoya Corp.	52,700	4,657,479
Hulic Co., Ltd.	1,900	20,628
Idemitsu Kosan Co., Ltd.	1,392	40,918
IHI Corp.	900	22,179
Iida Group Holdings Co., Ltd.	1,013	16,874
Infomart Corp.	310,400	4,673,275
Inpex Corp.	6,500	60,089
Isetan Mitsukoshi Holdings Ltd.	2,221	17,713
Isuzu Motors Ltd.	3,600	41,832
ITOCHU Corp.	8,629	180,414
Itochu Techno-Solutions Corp.	600	16,158
J. Front Retailing Co., Ltd.	1,500	19,074
Japan Airlines Co., Ltd.	700	21,813

16
Laudus International MarketMasters Fund  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Japan Airport Terminal Co., Ltd.	300	14,819
Japan Exchange Group, Inc.	3,200	52,827
Japan Post Bank Co., Ltd.	2,500	24,869
Japan Post Holdings Co., Ltd.	10,000	91,792
Japan Prime Realty Investment Corp.	5	24,030
Japan Real Estate Investment Corp.	9	61,432
Japan Retail Fund Investment Corp.	17	39,670
Japan Tobacco, Inc.	7,700	174,041
JFE Holdings, Inc.	3,100	38,774
JGC Holdings Corp.	1,400	20,249
JSR Corp.	1,300	24,406
JTEKT Corp.	1,400	17,856
JXTG Holdings, Inc.	20,585	96,219
Kajima Corp.	3,000	41,228
Kakaku.com, Inc.	900	20,898
Kamigumi Co., Ltd.	700	15,828
Kaneka Corp.	267	8,888
Kansai Paint Co., Ltd.	1,173	28,252
Kao Corp.	3,200	257,276
Kawasaki Heavy Industries Ltd.	900	21,598
KDDI Corp.	11,400	315,451
Keihan Holdings Co., Ltd.	625	29,511
Keikyu Corp.	1,400	27,868
Keio Corp.	700	43,304
Keisei Electric Railway Co., Ltd.	833	34,058
Keyence Corp.	9,700	6,133,275
KH Neochem Co., Ltd.	63,700	1,551,218
Kikkoman Corp.	914	43,966
Kintetsu Group Holdings Co., Ltd.	1,100	59,957
Kirin Holdings Co., Ltd.	5,400	114,557
Kobayashi Pharmaceutical Co., Ltd.	300	23,988
Kobe Bussan Co., Ltd.	101,800	3,012,340
Kobe Steel Ltd.	1,700	9,140
Koito Manufacturing Co., Ltd.	685	35,835
Komatsu Ltd.	209,900	4,914,789
Konami Holdings Corp.	600	26,339
Konica Minolta, Inc.	3,000	22,019
Kose Corp.	200	35,459
Kubota Corp.	6,700	106,418
Kuraray Co., Ltd.	2,100	24,984
Kurita Water Industries Ltd.	700	20,151
Kyocera Corp.	2,100	137,774
Kyowa Kirin Co., Ltd.	1,600	29,440
Kyudenko Corp.	138,600	4,528,980
Kyushu Electric Power Co., Inc.	2,500	24,984
Kyushu Railway Co.	1,083	35,780
Lasertec Corp.	47,900	3,443,341
Lawson, Inc.	329	18,150
LINE Corp. *	500	18,393
Lion Corp.	1,500	31,391
LIXIL Group Corp.	1,700	31,616
M3, Inc.	2,700	64,701
Makita Corp.	1,400	47,083
Marubeni Corp.	10,145	71,401
Marui Group Co., Ltd.	1,300	28,899
Maruichi Steel Tube Ltd.	400	10,923
Matsumotokiyoshi Holdings Co., Ltd.	91,700	3,230,061
Mazda Motor Corp.	3,600	33,049
McDonald's Holdings Co., Ltd.	400	20,077
Mebuki Financial Group, Inc.	5,510	13,999
Medipal Holdings Corp.	1,100	25,132
MEIJI Holdings Co., Ltd.	800	57,662
Meitec Corp.	8,000	417,042
Mercari, Inc. *	500	11,273
Minebea Mitsumi, Inc.	2,387	45,333
MISUMI Group, Inc.	185,730	4,669,018
Mitsubishi Chemical Holdings Corp.	8,100	61,732
Mitsubishi Corp.	8,749	222,526
Security	Number of Shares	Value ($)
Mitsubishi Electric Corp.	11,800	168,592
Mitsubishi Estate Co., Ltd.	7,587	147,304
Mitsubishi Gas Chemical Co., Inc.	1,100	15,518
Mitsubishi Heavy Industries Ltd.	2,100	84,986
Mitsubishi Materials Corp.	704	20,244
Mitsubishi Motors Corp.	4,200	19,176
Mitsubishi Tanabe Pharma Corp.	1,600	19,149
Mitsubishi UFJ Financial Group, Inc.	79,900	414,225
Mitsubishi UFJ Lease & Finance Co., Ltd.	2,600	15,961
Mitsui & Co., Ltd.	10,600	182,044
Mitsui Chemicals, Inc.	1,200	28,538
Mitsui Fudosan Co., Ltd.	5,800	148,380
Mitsui O.S.K. Lines Ltd.	800	21,791
Mizuho Financial Group, Inc.	157,100	243,894
MonotaRO Co., Ltd.	29,700	897,254
MS&AD Insurance Group Holdings, Inc.	3,010	97,197
Murata Manufacturing Co., Ltd.	3,672	199,934
Musashi Seimitsu Industry Co., Ltd.	200,800	2,789,404
Nabtesco Corp.	214,500	6,828,565
Nagoya Railroad Co., Ltd.	1,200	38,145
NEC Corp.	1,600	63,409
Nexon Co., Ltd. *	3,100	35,924
NGK Insulators Ltd.	1,700	26,117
NGK Spark Plug Co., Ltd.	1,000	20,274
NH Foods Ltd.	604	25,378
Nidec Corp.	1,500	220,839
Nifco, Inc.	312,600	8,251,353
Nihon Kohden Corp.	99,500	2,976,809
Nihon M&A Center, Inc.	343,000	10,428,940
Nikon Corp.	2,000	25,501
Nintendo Co., Ltd.	700	256,751
Nippon Building Fund, Inc.	9	68,279
Nippon Electric Glass Co., Ltd.	500	11,263
Nippon Express Co., Ltd.	500	28,528
Nippon Gas Co., Ltd.	63,500	1,797,399
Nippon Paint Holdings Co., Ltd.	900	49,014
Nippon Prologis REIT, Inc.	12	33,519
Nippon Steel Corp.	5,100	74,437
Nippon Telegraph & Telephone Corp.	4,200	208,500
Nippon Yusen K.K.	1,000	17,965
Nissan Chemical Corp.	800	32,846
Nissan Motor Co., Ltd.	15,200	95,921
Nisshin Seifun Group, Inc.	1,300	25,771
Nissin Foods Holdings Co., Ltd.	400	30,215
Nitori Holdings Co., Ltd.	7,705	1,172,786
Nitto Denko Corp.	1,000	55,326
Nomura Holdings, Inc.	21,900	99,535
Nomura Real Estate Holdings, Inc.	800	18,959
Nomura Real Estate Master Fund, Inc.	25	47,789
Nomura Research Institute Ltd.	83,080	1,763,847
NS Solutions Corp.	16,400	557,569
NSK Ltd.	2,300	21,386
NTT Data Corp.	4,200	55,150
NTT DOCOMO, Inc.	8,700	238,511
Obayashi Corp.	4,100	42,195
Obic Co., Ltd.	400	50,082
Odakyu Electric Railway Co., Ltd.	1,900	46,250
Oji Holdings Corp.	5,500	28,436
Olympus Corp.	121,500	1,653,175
Omron Corp.	10,100	590,868
Ono Pharmaceutical Co., Ltd.	2,400	45,208
Oracle Corp., Japan	300	26,369
Oriental Land Co., Ltd.	1,300	190,581
ORIX Corp.	8,700	136,720
Orix JREIT, Inc.	1,403	3,172,348
Osaka Gas Co., Ltd.	2,500	48,887
Otsuka Corp.	700	28,223
Otsuka Holdings Co., Ltd.	2,500	104,226

17
Laudus International MarketMasters Fund  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Pan Pacific International Holdings Corp.	2,800	44,076
Panasonic Corp.	14,200	119,342
Park24 Co., Ltd.	700	16,532
PeptiDream, Inc. *	600	30,116
Persol Holdings Co., Ltd.	40,700	781,766
Pigeon Corp.	700	34,173
Pola Orbis Holdings, Inc.	600	13,539
Pressance Corp.	154,000	2,516,566
Rakuten, Inc.	5,600	53,387
Recruit Holdings Co., Ltd.	8,600	285,813
Renesas Electronics Corp. *	5,200	35,202
Resona Holdings, Inc.	13,900	60,445
Resorttrust, Inc.	278,700	4,447,531
Ricoh Co., Ltd.	4,200	37,404
Rinnai Corp.	200	14,701
Rohm Co., Ltd.	600	47,537
Ryohin Keikaku Co., Ltd.	2,000	44,525
Sankyo Co., Ltd.	300	10,499
Santen Pharmaceutical Co., Ltd.	2,300	40,741
SBI Holdings, Inc.	1,536	33,405
SCSK Corp.	53,500	2,723,382
Secom Co., Ltd.	1,400	129,729
Sega Sammy Holdings, Inc.	1,100	15,480
Seibu Holdings, Inc.	1,500	26,475
Seiko Epson Corp.	1,800	25,454
Sekisui Chemical Co., Ltd.	2,382	41,532
Sekisui House Ltd.	4,055	87,444
Seven & i Holdings Co., Ltd.	4,900	185,123
Seven Bank Ltd.	3,800	11,017
SG Holdings Co., Ltd.	900	22,287
Sharp Corp.	1,300	14,913
SHIFT, Inc. *	27,500	1,568,630
Shimadzu Corp.	37,500	1,001,478
Shimamura Co., Ltd.	142	12,028
Shimano, Inc.	445	74,071
Shimizu Corp.	3,800	35,424
Shin-Etsu Chemical Co., Ltd.	2,324	259,129
Shinsei Bank Ltd.	900	14,031
Shionogi & Co., Ltd.	1,800	108,041
Shiseido Co., Ltd.	51,600	4,254,311
SHO-BOND Holdings Co., Ltd.	65,900	2,557,608
Showa Denko K.K.	900	25,251
SMC Corp.	8,537	3,688,333
Softbank Corp.	10,800	148,147
SoftBank Group Corp.	10,662	410,129
Sohgo Security Services Co., Ltd.	500	27,159
Sompo Holdings, Inc.	2,200	86,473
Sony Corp.	8,300	505,214
Sony Financial Holdings, Inc.	1,100	23,665
Stanley Electric Co., Ltd.	900	24,906
Subaru Corp.	3,900	111,764
Sumco Corp.	1,500	24,916
Sumitomo Chemical Co., Ltd.	9,500	43,457
Sumitomo Corp.	7,600	123,442
Sumitomo Dainippon Pharma Co., Ltd.	1,000	17,453
Sumitomo Electric Industries Ltd.	5,000	68,569
Sumitomo Heavy Industries Ltd.	700	21,743
Sumitomo Metal Mining Co., Ltd.	1,500	50,175
Sumitomo Mitsui Financial Group, Inc.	8,600	305,327
Sumitomo Mitsui Trust Holdings, Inc.	2,100	76,535
Sumitomo Realty & Development Co., Ltd.	2,195	79,675
Sumitomo Rubber Industries Ltd.	1,100	14,579
Sundrug Co., Ltd.	500	16,545
Suntory Beverage & Food Ltd.	900	38,476
Sushiro Global Holdings Ltd.	7,900	543,148
Suzuken Co., Ltd.	500	26,697
Suzuki Motor Corp.	2,400	113,314
Sysmex Corp.	1,100	71,773
Security	Number of Shares	Value ($)
T&D Holdings, Inc.	3,500	38,982
Taiheiyo Cement Corp.	800	22,631
Taisei Corp.	1,300	51,263
Taisho Pharmaceutical Holdings Co., Ltd.	300	21,352
Taiyo Nippon Sanso Corp.	829	19,407
Takeda Pharmaceutical Co., Ltd.	9,637	348,214
TDK Corp.	900	88,806
TechnoPro Holdings, Inc.	15,700	965,642
Teijin Ltd.	1,200	24,046
Terumo Corp.	116,400	3,798,915
The Bank of Kyoto Ltd.	300	11,874
The Chiba Bank Ltd.	3,800	20,654
The Chugoku Electric Power Co., Inc.	1,800	23,979
The Kansai Electric Power Co., Inc.	4,400	51,331
The Shizuoka Bank Ltd.	2,954	22,447
The Yokohama Rubber Co., Ltd.	800	17,868
THK Co., Ltd.	800	23,004
TIS, Inc.	25,300	1,534,028
Tobu Railway Co., Ltd.	1,200	40,044
Toho Co., Ltd.	700	28,270
Toho Gas Co., Ltd.	466	18,150
Tohoku Electric Power Co., Inc.	2,700	27,750
Tokio Marine Holdings, Inc.	4,200	227,075
Tokyo Century Corp.	300	13,853
Tokyo Electric Power Co. Holdings, Inc. *	9,700	44,922
Tokyo Electron Ltd.	1,000	202,599
Tokyo Gas Co., Ltd.	2,500	61,028
Tokyu Corp.	3,300	62,415
Tokyu Fudosan Holdings Corp.	3,900	25,868
Toppan Printing Co., Ltd.	1,630	30,147
Toray Industries, Inc.	9,000	63,604
Toshiba Corp.	3,600	123,106
Tosoh Corp.	1,700	23,277
TOTO Ltd.	900	36,743
Toyo Seikan Group Holdings Ltd.	900	14,223
Toyo Suisan Kaisha Ltd.	565	23,789
Toyoda Gosei Co., Ltd.	400	9,358
Toyota Industries Corp.	914	54,842
Toyota Motor Corp.	79,577	5,521,123
Toyota Tsusho Corp.	1,400	48,298
Trend Micro, Inc.	800	40,379
Trust Tech, Inc.	183,400	2,324,553
Tsuruha Holdings, Inc.	300	33,747
Unicharm Corp.	2,600	88,116
United Urban Investment Corp.	19	38,331
USS Co., Ltd.	1,400	27,115
UT Group Co., Ltd.	155,500	3,862,555
Welcia Holdings Co., Ltd.	300	17,238
West Japan Railway Co.	1,041	90,453
Yakult Honsha Co., Ltd.	800	45,848
Yamada Denki Co., Ltd.	4,200	20,301
Yamaha Corp.	900	41,912
Yamaha Motor Co., Ltd.	1,700	33,274
Yamato Holdings Co., Ltd.	1,900	31,868
Yamazaki Baking Co., Ltd.	800	13,639
Yaskawa Electric Corp.	1,521	57,855
Yokogawa Electric Corp.	1,500	27,484
Z Holdings Corp.	17,800	54,801
Zenkoku Hosho Co., Ltd.	15,500	647,109
ZOZO, Inc.	1,300	30,281
		190,389,611

18
Laudus International MarketMasters Fund  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Luxembourg 0.1%
Aroundtown S.A.	5,251	44,385
Millicom International Cellular S.A. SDR	419	19,101
Tenaris S.A.	76,255	773,598
		837,084

Mexico 0.3%
Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR	4,168	682,510
Grupo Televisa S.A.B. ADR	277,300	3,064,165
		3,746,675

Netherlands 4.0%
ABN AMRO Group N.V. CVA	2,752	51,297
Adyen N.V. *	2,652	1,867,048
Aegon N.V.	12,422	53,891
AerCap Holdings N.V. *	843	48,793
Akzo Nobel N.V.	7,926	730,725
ArcelorMittal	4,202	62,479
ASML Holding N.V.	35,318	9,257,353
B&S Group Sarl	360,038	4,384,929
Boskalis Westminster N.V.	178,005	3,918,079
Euronext N.V.	55,550	4,481,335
EXOR N.V.	81,372	6,238,304
Heineken Holding N.V.	748	71,371
Heineken N.V.	1,670	170,539
IMCD N.V.	4,521	353,018
ING Groep N.V.	25,306	286,552
InterXion Holding N.V. *	48,275	4,258,820
Koninklijke Ahold Delhaize N.V.	7,608	189,592
Koninklijke DSM N.V.	1,193	141,595
Koninklijke KPN N.V.	22,835	70,888
Koninklijke Philips N.V.	89,281	3,917,121
Koninklijke Vopak N.V.	447	24,556
Marel Hf *	677,764	3,144,585
NN Group N.V.	2,091	79,786
NXP Semiconductors N.V.	1,923	218,607
Prosus N.V. *	32,234	2,222,824
Randstad N.V.	738	40,957
Royal Dutch Shell plc, A Shares	141,827	4,119,660
Takeaway.com N.V. *	33,264	2,713,291
Unilever N.V.	9,455	558,854
Wolters Kluwer N.V.	42,033	3,095,856
		56,772,705

New Zealand 0.7%
a2 Milk Co., Ltd. *	4,711	39,112
Auckland International Airport Ltd.	915,119	5,453,947
Fisher & Paykel Healthcare Corp., Ltd.	3,686	45,209
Fletcher Building Ltd.	5,581	16,398
Mercury NZ Ltd.	1,597,190	5,079,038
Meridian Energy Ltd.	8,588	25,315
Ryman Healthcare Ltd.	2,648	21,886
Spark New Zealand Ltd.	11,900	34,137
		10,715,042

Norway 0.5%
Aker BP A.S.A.	670	18,584
DNB A.S.A.	6,180	112,521
Elkem A.S.A.	913,207	2,170,449
Equinor A.S.A.	6,529	121,215
Gjensidige Forsikring A.S.A.	1,275	23,836
Mowi A.S.A.	2,853	69,647
Security	Number of Shares	Value ($)
Norsk Hydro A.S.A.	8,336	29,456
Orkla A.S.A.	5,053	48,569
Schibsted A.S.A., B Shares	669	18,666
Subsea 7 S.A.	153,220	1,439,458
Telenor A.S.A.	4,753	88,956
TGS NOPEC Geophysical Co., A.S.A.	102,026	2,649,748
Yara International A.S.A.	1,178	45,890
		6,836,995

Papua New Guinea 0.0%
Oil Search Ltd.	8,500	41,950

Peru 0.1%
Credicorp Ltd.	10,316	2,208,037

Poland 0.2%
Dino Polska S.A. *	68,781	2,680,394

Portugal 0.1%
Banco Espirito Santo S.A. *(b)	42,176	—
EDP - Energias de Portugal S.A.	16,652	68,593
Galp Energia, SGPS, S.A.	3,107	49,696
Jeronimo Martins, SGPS, S.A.	1,560	26,214
NOS SGPS, S.A.	267,120	1,588,094
		1,732,597

Republic of Korea 1.1%
Douzone Bizon Co., Ltd.	42,524	2,682,750
Fila Korea Ltd.	15,736	776,459
Kakao Corp.	6,454	783,208
NAVER Corp.	42,200	5,950,050
Samsung Electronics Co., Ltd.	90,600	3,915,718
Samsung SDI Co., Ltd.	6,482	1,264,934
Studio Dragon Corp. *	12,505	838,360
		16,211,479

Russia 0.1%
Yandex N.V., Class A *	40,174	1,341,410

Singapore 1.3%
Ascendas Real Estate Investment Trust	1,359,033	3,165,257
CapitaLand Commercial Trust	17,860	26,897
CapitaLand Ltd.	15,900	42,027
CapitaLand Mall Trust	1,631,600	3,044,311
City Developments Ltd.	3,127	24,763
ComfortDelGro Corp., Ltd.	14,100	23,810
DBS Group Holdings Ltd.	11,516	219,505
Genting Singapore Ltd.	37,500	25,872
Golden Agri-Resources Ltd.	34,700	5,209
Jardine Cycle & Carriage Ltd.	611	14,690
Jardine Matheson Holdings Ltd.	1,409	80,329
Jardine Strategic Holdings Ltd.	1,400	45,209
Keppel Corp., Ltd.	9,000	45,318
Oversea-Chinese Banking Corp., Ltd.	21,516	172,972
SATS Ltd.	1,857,000	6,886,627
Sembcorp Industries Ltd.	7,100	11,920
Sheng Siong Group Ltd.	5,481,700	4,711,828
Singapore Airlines Ltd.	3,331	23,023
Singapore Exchange Ltd.	5,200	34,141
Singapore Press Holdings Ltd.	10,600	17,250
Singapore Technologies Engineering Ltd.	9,900	29,001
Singapore Telecommunications Ltd.	53,400	129,308

19
Laudus International MarketMasters Fund  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Suntec Real Estate Investment Trust	14,224	19,432
United Overseas Bank Ltd.	8,141	160,275
UOL Group Ltd.	3,400	19,468
Venture Corp., Ltd.	1,800	20,879
Wilmar International Ltd.	11,900	32,719
Yangzijiang Shipbuilding Holdings Ltd.	16,800	11,761
		19,043,801

South Africa 0.4%
Bid Corp., Ltd.	26,434	616,684
Mr. Price Group Ltd.	35,798	378,522
Naspers Ltd., N Shares	26,145	3,699,740
RMB Holdings Ltd.	166,265	875,244
The Bidvest Group Ltd.	26,434	360,846
		5,931,036

Spain 0.8%
ACS Actividades de Construccion y Servicios S.A.	54,021	2,192,071
Aena SME S.A.	437	80,217
Amadeus IT Group S.A.	61,727	4,566,455
Applus Services S.A.	133,604	1,614,525
Banco Bilbao Vizcaya Argentaria S.A.	43,398	228,570
Banco De Sabadell S.A.	34,878	38,339
Banco Santander S.A.	108,809	436,900
Bankia S.A.	7,649	14,593
Bankinter S.A.	4,179	28,943
CaixaBank S.A.	22,717	65,143
Cellnex Telecom S.A. *	1,294	55,835
Cellnex Telecom S.A., Interim Shares *(b)	369	15,922
Enagas S.A.	1,426	35,286
Endesa S.A.	2,109	57,438
Ferrovial S.A.	3,153	93,023
Grifols S.A.	1,977	63,779
Iberdrola S.A.	38,710	397,900
Industria de Diseno Textil S.A.	7,106	221,429
Mapfre S.A.	6,681	18,647
Naturgy Energy Group S.A.	1,958	53,346
Red Electrica Corp. S.A.	2,817	56,615
Repsol S.A.	9,490	156,392
Siemens Gamesa Renewable Energy S.A.	1,478	20,347
Telefonica S.A.	30,410	233,527
		10,745,242

Sweden 4.3%
AAK AB	414,218	7,347,832
AF POYRY AB	179,260	3,816,097
Alfa Laval AB	2,005	46,406
Assa Abloy AB, Class B	6,469	153,628
Atlas Copco AB, A Shares	143,361	5,060,142
Atlas Copco AB, B Shares	2,535	78,657
Boliden AB	1,695	45,710
Bravida Holding AB	241,224	2,222,780
Electrolux AB, B Shares	1,513	39,779
Elekta AB, B Shares	149,472	2,082,268
Embracer Group AB *	198,670	1,351,801
Epiroc AB, Class A	4,162	46,894
Epiroc AB, Class B	2,419	26,346
Essity AB, Class B	3,969	123,994
Evolution Gaming Group AB	38,458	919,827
Fabege AB	272,406	4,068,235
Fastighets AB Balder, B Shares *	82,819	3,212,087
Hennes & Mauritz AB, B Shares	293,187	6,145,053
Hexagon AB, B Shares	48,035	2,459,291
Husqvarna AB, B Shares	2,726	20,884
Security	Number of Shares	Value ($)
ICA Gruppen AB	543	24,029
Industrivarden AB, C Shares	1,099	23,812
Indutrade AB	22,841	704,252
Investor AB, B Shares	2,941	150,886
Kinnevik AB, Class B	1,583	43,323
LE Lundbergfortagen AB, B Shares	513	19,335
Lifco AB, B Shares	13,541	675,389
Lindab International AB	176,588	1,975,200
Loomis AB, Class B	128,597	4,979,201
Lundin Petroleum AB	1,160	38,417
Nibe Industrier AB, B Shares	42,061	575,917
Nolato AB, B Shares	11,968	670,564
Sandvik AB	7,380	130,385
Securitas AB, B Shares	2,025	32,425
Skandinaviska Enskilda Banken AB, A Shares	10,296	98,752
Skanska AB, B Shares	2,137	45,533
SKF AB, B Shares	265,573	4,808,504
Svenska Handelsbanken AB, A Shares	9,661	96,956
Swedbank AB, A Shares	5,726	80,240
Swedish Match AB	1,127	52,945
Tele2 AB, B Shares	3,118	44,635
Telefonaktiebolaget LM Ericsson, B Shares	20,029	175,029
Telia Co. AB	17,826	78,415
Vitrolife AB	22,229	346,829
Volvo AB, B Shares	345,572	5,178,660
		60,317,344

Switzerland 5.6%
ABB Ltd.	11,995	251,895
Adecco Group AG	1,008	59,922
Alcon, Inc. *	30,658	1,813,057
Baloise Holding AG	306	56,596
Barry Callebaut AG	14	29,586
Belimo Holding AG	325	2,038,567
Burckhardt Compression Holding AG	17,580	4,187,836
Chocoladefabriken Lindt & Spruengli AG	1	81,906
Chocoladefabriken Lindt & Spruengli AG - Participation Certificates	7	52,012
Cie Financiere Richemont S.A.	47,094	3,700,701
Clariant AG *	1,256	25,764
Credit Suisse Group AG *	756,015	9,357,850
Daetwyler Holding AG	10,880	1,875,063
Dufry AG *	272	23,657
EMS-Chemie Holding AG	51	31,951
Geberit AG	238	120,925
Georg Fischer AG	2,304	2,200,438
Givaudan S.A.	60	176,276
Glencore plc *	3,662,235	11,054,011
Julius Baer Group Ltd. *	1,454	64,388
Kuehne & Nagel International AG	12,625	2,039,659
LafargeHolcim Ltd. *	78,732	4,064,025
Landis+Gyr Group AG *	26,355	2,447,147
Logitech International S.A.	29,063	1,192,951
Lonza Group AG *	16,856	6,075,449
Nestle S.A.	21,137	2,261,264
Novartis AG	14,006	1,223,777
Pargesa Holding S.A.	245	19,367
Partners Group Holding AG	3,933	3,073,487
Roche Holding AG	4,552	1,369,951
Schindler Holding AG	125	29,602
Schindler Holding AG - Participation Certificates	265	64,924
SGS S.A.	34	88,676
SIG Combibloc Group AG *	55,707	772,359
Sika AG	25,635	4,406,823
Sonova Holding AG	360	82,612

20
Laudus International MarketMasters Fund  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Straumann Holding AG	67	59,863
Swiss Life Holding AG	217	108,677
Swiss Prime Site AG *	484	49,887
Swiss Re AG	1,970	206,631
Swisscom AG	168	85,931
Tecan Group AG	14,722	3,482,919
Temenos AG *	15,332	2,193,563
The Swatch Group AG	346	18,575
The Swatch Group AG - Bearer Shares	9,516	2,638,578
u-blox Holding AG *	22,875	1,854,190
UBS Group AG *	25,072	296,731
VAT Group AG *	5,759	846,755
Vifor Pharma AG	282	44,409
Zurich Insurance Group AG	984	385,433
		78,686,616

Taiwan 1.9%
Accton Technology Corp.	250,000	1,487,169
Airtac International Group	143,000	1,943,465
Chailease Holding Co., Ltd.	765,918	3,451,241
Eclat Textile Co., Ltd.	45,000	603,388
Globalwafers Co. Ltd.	57,000	680,082
Macronix International Co., Ltd.	1,993,000	2,023,184
MediaTek, Inc.	178,000	2,377,163
Merida Industry Co., Ltd.	585,000	3,385,275
Nien Made Enterprise Co., Ltd.	175,000	1,587,450
Taiwan Semiconductor Manufacturing Co., Ltd.	258,000	2,528,348
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	141,717	7,316,849
		27,383,614

Thailand 0.1%
Airports of Thailand PCL	309,700	805,148
Tisco Financial Group PCL	240,800	777,546
		1,582,694

Turkey 0.1%
Ulker Biskuvi Sanayi AS *	441,867	1,421,513

United Arab Emirates 0.1%
First Abu Dhabi Bank PJSC	210,636	871,775
NMC Health plc	645	18,284
		890,059

United Kingdom 15.6%
3i Group plc	122,952	1,796,683
Abcam plc	132,511	1,997,984
Admiral Group plc	1,267	33,160
Anglo American plc	6,792	174,806
Antofagasta plc	2,444	27,526
Ashtead Group plc	173,296	5,276,138
Associated British Foods plc	2,311	66,706
AstraZeneca plc	8,397	818,852
Auto Trader Group plc	6,193	45,124
Avast plc	824,670	4,427,986
AVEVA Group plc	76,346	4,136,786
Aviva plc	25,137	135,490
BAE Systems plc	20,568	153,637
Barclays plc	109,758	238,073
Barratt Developments plc	6,350	51,929
BBA Aviation plc	868,978	3,418,676
Beazley plc	117,677	894,383
Security	Number of Shares	Value ($)
Bellway plc	29,082	1,190,309
Big Yellow Group plc	57,353	848,810
BP plc	131,316	832,722
British American Tobacco plc	14,884	520,581
BT Group plc	53,948	143,170
Bunzl plc	2,187	56,894
Burberry Group plc	2,593	68,758
Burford Capital Ltd.	21,601	245,931
Carnival plc	1,127	45,099
Centrica plc	37,101	34,915
Cineworld Group plc	1,665,702	4,799,835
CNH Industrial N.V.	855,321	9,312,436
Coats Group plc	4,192,795	3,872,401
Coca-Cola European Partners plc	1,513	80,961
Coca-Cola HBC AG *	1,335	40,649
Compass Group plc	204,498	5,444,573
ContourGlobal plc	1,991,578	5,430,460
Croda International plc	24,555	1,532,028
Dechra Pharmaceuticals plc	71,806	2,449,417
Diageo plc	122,467	5,012,694
Diploma plc	195,388	4,047,003
Direct Line Insurance Group plc	8,637	30,452
easyJet plc	985	15,801
Electrocomponents plc	421,134	3,715,713
Elementis plc	1,781,726	3,428,739
Equiniti Group plc	2,165,756	6,050,430
Evraz plc	3,074	14,669
Experian plc	143,368	4,519,146
Ferguson plc	41,134	3,512,569
Fevertree Drinks plc	53,749	1,295,140
Fresnillo plc	1,370	12,657
G4S plc	1,027,293	2,755,138
GlaxoSmithKline plc	32,202	737,585
Greggs plc	52,813	1,214,762
GVC Holdings plc	3,713	42,836
Halma plc	81,171	1,969,649
Hargreaves Lansdown plc	1,854	42,574
Hikma Pharmaceuticals plc	108,217	2,818,272
Hill & Smith Holdings plc	208,080	3,530,928
Hiscox Ltd.	70,800	1,367,211
HomeServe plc	209,230	3,141,193
HSBC Holdings plc	129,939	981,703
IMI plc	108,175	1,406,725
Imperial Brands plc	6,146	134,815
Informa plc	8,232	82,742
InterContinental Hotels Group plc	1,117	67,595
Intermediate Capital Group plc	370,980	7,139,773
Intertek Group plc	16,650	1,154,441
Investec plc	4,335	24,577
ITV plc	22,456	38,956
J. Sainsbury plc	10,861	28,622
John Wood Group plc	4,352	19,108
Johnson Matthey plc	1,200	47,672
Kingfisher plc	13,393	35,928
Land Securities Group plc	4,828	58,808
Legal & General Group plc	38,469	131,500
Liberty Global plc, Class A *	112,100	2,819,315
Liberty Global plc, Class C *	99,539	2,375,996
Lloyds Banking Group plc	12,013,675	8,837,332
London Stock Exchange Group plc	40,808	3,677,569
M&G plc *	16,845	46,652
Marks & Spencer Group plc	12,513	29,478
Meggitt plc	108,254	875,919
Melrose Industries plc	630,945	1,743,734
Merlin Entertainments plc	4,701	27,696
Micro Focus International plc	2,266	31,101
Mondi plc	2,937	60,895
Moneysupermarket.com Group plc	356,111	1,584,572

21
Laudus International MarketMasters Fund  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
National Grid plc	23,057	269,589
Network International Holdings plc *	247,913	1,737,336
Next plc	889	75,820
Nomad Foods Ltd. *	140,095	2,733,253
Ocado Group plc *	3,031	52,243
Pearson plc	5,092	44,970
Persimmon plc	1,976	58,285
Prudential plc	16,845	294,229
Reckitt Benckiser Group plc	29,896	2,313,401
RELX plc	134,741	3,243,937
Renishaw plc	13,319	654,731
Rentokil Initial plc	387,576	2,280,960
Rio Tinto plc	7,400	385,257
Rolls-Royce Holdings plc *	689,575	6,345,296
Rotork plc	619,005	2,417,321
Royal Bank of Scotland Group plc	1,728,726	4,778,611
Royal Dutch Shell plc, A Shares	28,493	825,957
Royal Dutch Shell plc, B Shares	24,283	699,345
RSA Insurance Group plc	6,831	46,214
Schroders plc	155,971	6,252,785
Schroders plc, Non-Voting Shares	1,100	33,021
Segro plc	234,994	2,570,671
Severn Trent plc	1,484	43,348
Smith & Nephew plc	5,726	122,917
Smiths Group plc	114,853	2,400,845
Softcat plc	45,655	556,416
Spectris plc	123,627	3,832,639
Spirax-Sarco Engineering plc	52,684	5,406,630
SSE plc	6,643	110,513
SSP Group plc	83,859	691,512
St. James's Place plc	123,685	1,668,271
Standard Chartered plc	17,990	163,240
Standard Life Aberdeen plc	16,394	64,456
Taylor Wimpey plc	20,520	44,009
Tesco plc	63,078	192,549
The Berkeley Group Holdings plc	805	45,885
The British Land Co., plc	5,786	46,520
The Sage Group plc	7,051	65,716
The Unite Group plc	253,674	3,694,679
The Weir Group plc	1,655	28,908
Trainline plc *	390,712	2,107,943
Ultra Electronics Holdings plc	199,866	5,048,183
Unilever plc	7,207	431,548
United Utilities Group plc	4,279	48,317
Victrex plc	219,257	6,228,759
Vodafone Group plc	173,783	354,642
WH Smith plc	30,857	874,409
Whitbread plc	941	49,531
WM Morrison Supermarkets plc	15,116	39,050
WPP plc	391,661	4,887,756
		220,744,696

United States 0.1%
Willis Towers Watson plc	4,616	862,730
Total Common Stock
(Cost $1,133,810,785)		1,347,961,142

Preferred Stock 0.3% of net assets

Brazil 0.2%
Randon SA Implementos e Participacoes	986,900	2,546,918

Security	Number of Shares	Value ($)
Germany 0.1%
Bayerische Motoren Werke AG	357	21,975
Fuchs Petrolub SE	457	19,470
Henkel AG & Co. KGaA	9,167	952,201
Porsche Automobil Holding SE	995	73,262
Sartorius AG	229	44,500
Volkswagen AG	1,209	229,837
		1,341,245

Italy 0.0%
Telecom Italia S.p.A. - RSP	41,648	24,106

United Kingdom 0.0%
Rolls-Royce Holdings plc *(b)	30,809,972	39,910
Total Preferred Stock
(Cost $3,830,588)		3,952,179

Other Investment Companies 4.0% of net assets

Equity Funds 0.0%
iShares MSCI EAFE ETF	4,864	327,931

Money Market Fund 4.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.75% (c)	56,151,564	56,151,564
Total Other Investment Companies
(Cost $56,461,106)		56,479,495

Rights 0.0% of net assets

Australia 0.0%
Costa Group Holdings Ltd. *	216,887	100,172
Total Rights
(Cost $—)		100,172
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.0% of net assets

U.S. Treasury Obligation 0.0%
United States Treasury Bill
1.88%, 12/12/19 (d)(e)	35,000	34,926
Total Short-Term Investment
(Cost $34,926)		34,926

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI Emerging Markets Index, expires 12/20/19	775	40,354,250	1,914,124
MSCI EAFE Index, expires 12/20/19	5	489,300	12,511
Net Unrealized Appreciation			1,926,635

22
Laudus International MarketMasters Fund  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2019 (continued)

Expiration Date	Counterparty	Currency to be Received	Amount of Currency to be Received	Currency to be Delivered	Amount of Currency to be Delivered	Unrealized Appreciation ($)
Forward Foreign Currency Exchange Contract
12/18/2019	State Street Bank & Trust Co.	USD	3,144,583	CHF	3,076,000	15,610
*	Non-income producing security.
(a)	Securities are traded on separate exchanges for the same entity.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

CHF —	Swiss franc
USD —	U.S. dollar

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$167,935,172	$—	$167,935,172
Argentina	2,516,248	—	—	2,516,248
Australia	137,162	58,425,203	—	58,562,365
Belgium	5,133,228	10,554,973	—	15,688,201
Brazil	16,184,071	—	—	16,184,071
Canada	85,733,011	—	—	85,733,011
China	22,866,979	44,916,067	—	67,783,046
Finland	48,827	9,609,503	—	9,658,330
France	6,041,811	116,900,823	—	122,942,634
Germany	20,721,829	100,330,132	—	121,051,961
Hong Kong	113,513	21,992,843	—	22,106,356
India	5,156,026	10,521,404	—	15,677,430
Ireland	18,407,631	3,158,307	—	21,565,938
Israel	7,833,823	314,450	—	8,148,273
Japan	63,700	190,325,911	—	190,389,611
Mexico	3,746,675	—	—	3,746,675
Netherlands	14,278,558	42,494,147	—	56,772,705
Peru	2,208,037	—	—	2,208,037
Portugal	—	1,732,597	— *	1,732,597
Republic of Korea	838,360	15,373,119	—	16,211,479
Russia	1,341,410	—	—	1,341,410
Spain	—	10,729,320	15,922	10,745,242
Switzerland	4,321,754	74,364,862	—	78,686,616
23
Laudus International MarketMasters Fund  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2019 (continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Taiwan	$7,316,849	$20,066,765	$—	$27,383,614
Thailand	1,582,694	—	—	1,582,694
United Kingdom	33,964,773	186,779,923	—	220,744,696
United States	862,730	—	—	862,730
Preferred Stock[1]	—	1,365,351	—	1,365,351
Brazil	2,546,918	—	—	2,546,918
United Kingdom	—	—	39,910	39,910
Other Investment Companies[1]	56,479,495	—	—	56,479,495
Rights [1]	100,172	—	—	100,172
Short-Term Investment[1]	—	34,926	—	34,926
Futures Contracts[2]	1,926,635	—	—	1,926,635
Forward Foreign Currency Exchange Contracts[2]	—	15,610	—	15,610
Total	$322,472,919	$1,087,941,408	$55,832	$1,410,470,159
*	Level 3 amount shown includes securities determined to have no value at October 31, 2019.
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts and forward foreign currency exchange contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.
24
Laudus International MarketMasters Fund  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in unaffiliated issuers, at value (cost $1,194,137,405)		$1,408,527,914
Foreign currency, at value (cost $833,712)		836,668
Deposit with broker for futures contracts		478,871
Receivables:
Investments sold		5,076,609
Variation margin on futures contracts		1,928,171
Dividends		1,808,421
Foreign tax reclaims		970,392
Fund shares sold		207,895
Unrealized appreciation on forward foreign currency exchange contracts		15,610
Prepaid expenses	+	18,012
Total assets		1,419,868,563
Liabilities
Payables:
Investments bought		3,342,760
Investment adviser and administrator fees		1,070,411
Shareholder service fees		197,308
Independent trustees’ fees		11
Fund shares redeemed		1,930,111
Accrued expenses	+	429,686
Total liabilities		6,970,287
Net Assets
Total assets		1,419,868,563
Total liabilities	–	6,970,287
Net assets		$1,412,898,276
Net Assets by Source
Capital received from investors		1,204,989,773
Total distributable earnings		207,908,503

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,412,898,276		61,724,690		$22.89

25
Laudus International MarketMasters Fund  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends (net of foreign withholding tax of $3,432,350)		$36,568,887
Expenses
Investment adviser and administrator fees		18,225,664
Shareholder service fees:
Investor Shares[1]		290,453
Select Shares[1]		2,123,549
Custodian fees		420,104
Portfolio accounting fees		175,127
Professional fees		87,253*
Registration fees		77,852
Transfer agent fees		44,526
Shareholder reports		39,646
Independent trustees’ fees		15,311
Other expenses	+	77,029
Total expenses		21,576,514
Expense reduction by CSIM and its affiliates	–	3,502,987
Net expenses	–	18,073,527
Net investment income		18,495,360
Realized and Unrealized Gains (Losses)
Net realized gains on investments		480,831
Net realized losses on futures contracts		(6,078,253)
Net realized losses on foreign currency transactions		(248,516)
Net realized gains on forward foreign currency exchange contracts	+	253,359
Net realized losses		(5,592,579)
Net change in unrealized appreciation (depreciation) on investments		119,694,117
Net change in unrealized appreciation (depreciation) on futures contracts		5,468,859
Net change in unrealized appreciation (depreciation) on foreign currency translations		73,818
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	+	(236,764)
Net change in unrealized appreciation (depreciation)	+	125,000,030
Net realized and unrealized gains		119,407,451
Increase in net assets resulting from operations		$137,902,811
*	Includes professional fees of $27,425 associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2(d) and 4 for additional information.
[1]	Effective February 26, 2019, all outstanding Investor Shares were consolidated into the Select Shares, resulting in a single class of shares of the fund (see financial note 1).
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Laudus International MarketMasters Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$18,495,360	$15,385,341
Net realized gains (losses)		(5,592,579)	124,600,348
Net change in unrealized appreciation (depreciation)	+	125,000,030	(331,028,701)
Increase (decrease) in net assets from operations		137,902,811	(191,043,012)
Distributions to Shareholders1
Investor Shares		(34,719,762)	(22,191,896)
Select Shares	+	(99,317,431)	(55,540,940)
Total distributions		($134,037,193)	($77,732,836)

Transactions in Fund Shares[1]
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		103,775	$2,181,854	768,475	$20,559,616
Select Shares	+	21,106,679	454,485,861	6,716,472	175,934,966
Total shares sold		21,210,454	$456,667,715	7,484,947	$196,494,582
Shares Reinvested
Investor Shares		1,583,820	$30,947,842	766,583	$19,831,502
Select Shares	+	3,532,129	68,841,189	1,345,695	34,745,855
Total shares reinvested		5,115,949	$99,789,031	2,112,278	$54,577,357
Shares Redeemed
Investor Shares		(19,296,537)	($416,594,739)	(2,912,352)	($76,864,136)
Select Shares	+	(12,155,331)	(261,429,704)	(4,410,948)	(116,250,573)
Total shares redeemed		(31,451,868)	($678,024,443)	(7,323,300)	($193,114,709)
Net transactions in fund shares		(5,125,465)	($121,567,697)	2,273,925	$57,957,230
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		66,850,155	$1,530,600,355	64,576,230	$1,741,418,973
Total increase or decrease	+	(5,125,465)	(117,702,079)	2,273,925	(210,818,618)
End of period		61,724,690	$1,412,898,276	66,850,155	$1,530,600,355
[1]	Effective February 26, 2019, all outstanding Investor Shares (17,685,944 shares valued at $382,997,961) were consolidated into the Select Shares, resulting in a single class of shares of the fund (see financial note 1).
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Laudus International MarketMasters Fund
Financial Notes

1. Business Structure of the Fund:
Laudus International MarketMasters Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Laudus International MarketMasters Fund	Schwab Target 2040 Fund
Schwab S&P 500 Index Fund	Schwab Target 2045 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2050 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2055 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2060 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab International Index Fund®	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental Global Real Estate Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2010 Index Fund
Schwab Balanced Fund	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Hedged Equity Fund	Schwab Target 2040 Index Fund
Schwab Health Care Fund	Schwab Target 2045 Index Fund
Schwab International Core Equity Fund	Schwab Target 2050 Index Fund
Schwab Target 2010 Fund	Schwab Target 2055 Index Fund
Schwab Target 2015 Fund	Schwab Target 2060 Index Fund
Schwab Target 2020 Fund	Schwab Monthly Income Fund - Moderate Payout
Schwab Target 2025 Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Target 2030 Fund	Schwab Monthly Income Fund - Maximum Payout
Schwab Target 2035 Fund
Prior to February 26, 2019, the fund offered two share classes: Investor Shares and Select Shares®. Shares of each class represented an interest in the same portfolio, but each class had different expenses and investment minimums.
Effective February 26, 2019, the Investor Shares and Select Shares were consolidated into a single share class and the fund no longer offers separate share classes. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund invests in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
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Laudus International MarketMasters Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Futures contracts and forward foreign currency exchange contracts (forwards): Futures contracts are valued at their settlement prices as of the close of their exchanges. Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.
•   Short-term securities (60 days or less to maturity): Securities with remaining maturities of 60 days or less are generally valued at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security’s market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of October 31, 2019 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Forward Foreign Currency Exchange Contracts: Forwards are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized appreciation or depreciation until the contracts settle, at which time the gains or losses are realized.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are
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Laudus International MarketMasters Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
reported in foreign currency transactions or translations in the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
The Laudus International MarketMasters Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser.
(e) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The fund makes distributions from net investment income and net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2019, if any, are reflected in the fund’s Statement of Assets and Liabilities.
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Laudus International MarketMasters Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
(k) Recent Accounting Standards:
In August 2018, the FASB issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The fund is permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The fund has early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and has delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the fund’s financial statements.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund’s investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Management Risk. As with all actively managed funds, the fund is subject to the risk that its investment adviser and investment managers will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. Poor stock selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its
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Laudus International MarketMasters Fund
Financial Notes (continued)

3. Risk Factors (continued):
investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged, resulting in the dollar value of the fund’s investment being adversely affected. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Currency Risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the fund would be adversely affected.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. The use of derivatives, that are subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Multi-Manager Risk. Although CSIM monitors and coordinates the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:
First $500 million	1.29%
$500 million to $1 billion	1.275%
Over $1 billion	1.25%
For the period ended October 31, 2019, the aggregate advisory fees paid to CSIM by the fund was 1.27% as a percentage of the fund’s average daily net assets.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (Schwab), a broker-dealer affiliate of CSIM, (together, “service providers”), of certain shareholder services to the current shareholders of the fund.
Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee of up to 0.20%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the fund), and the fund will pay no more than 0.20% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Prior to February 26, 2019, the fund’s shares were subject to an annual shareholder servicing fee up to 0.20% for Select Shares and 0.25% for Investor Shares.
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 1.25% as a continuation of the Select Shares agreement.
Prior to February 26, 2019, CSIM and its affiliates had an agreement with the fund to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses at 1.40% for Investor Shares and 1.25% for Select Shares.
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentage of shares of the fund in this report that are owned by other funds in the Fund Complex as of October 31, 2019, as applicable:
Underlying Fund
Schwab Monthly Income Fund - Enhanced Payout	0.5%
Schwab Monthly Income Fund - Maximum Payout	0.2%
Schwab Monthly Income Fund - Moderate Payout	0.4%
Schwab Target 2010 Fund	0.2%
Schwab Target 2015 Fund	0.4%
Schwab Target 2020 Fund	2.9%
Schwab Target 2025 Fund	4.0%
Schwab Target 2030 Fund	8.1%
Schwab Target 2035 Fund	4.3%
Schwab Target 2040 Fund	9.9%
Schwab Target 2045 Fund	1.7%
Schwab Target 2050 Fund	1.7%
Schwab Target 2055 Fund	1.0%
Schwab Target 2060 Fund	0.2%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. The investment adviser agreed to pay these professional fees for this reporting period, subject to reimbursement by the fund to the extent the fund is able to successfully recover taxes withheld in the future.
As of October 31, 2019, the balance of professional fees related to foreign withholding tax subject to future reimbursement by the fund to the investment adviser was $27,425.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 3, 2019. On October 3, 2019, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on October 1, 2020. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, the fund paid a commitment fee of 0.15% per annum on the fund’s proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on November 30, 2018. On November 30, 2018, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on November 29, 2019. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2019, purchases and sales of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales of Securities
$744,250,176	$955,833,523

8. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at October 31, 2019 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the fund’s accounting policies with respect
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Financial Notes (continued)

8. Derivatives (continued):
to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2019, the month-end average notional amounts of futures contracts held by the fund and the month-end average number of contracts held were as follows:
Notional Amounts	Number of Contracts
$34,384,308	550
The fund invested in forwards in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates and to hedge exposure to certain currencies. Refer to financial note 2(b) for the fund’s accounting policies with respect to forwards and financial note 3 for disclosures concerning the risks of investing in forwards. During the period ended October 31, 2019, the month-end average forward foreign currency notional amount and the month-end average unrealized appreciation were $5,656,589 and $165,192, respectively.
As of October 31, 2019, the derivatives contracts held by the fund, categorized by primary risk exposure, were:
Asset Derivatives	Fair Value
Equity Index Futures Contracts[1]	$1,926,635
Forward Foreign Currency Exchange Contracts[2]	15,610
Liability Derivatives	Fair Value
Equity Index Futures Contracts[3]	$—
Forward Foreign Currency Exchange Contracts[4]	—
[1]	Includes cumulative unrealized appreciation of futures contracts as reported in the Schedule of Portfolio Holdings. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
[2]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
[3]	Includes cumulative unrealized depreciation of futures contracts as reported in the Schedule of Portfolio Holdings. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
[4]	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
The effects of the derivatives held by the fund in the Statement of Operations for the period ended October 31, 2019 were:
Equity Index Futures Contracts
Realized losses[1]	($6,078,253)
Net change in unrealized appreciation (depreciation)[2]	5,468,859
Forward Foreign Currency Exchange Contracts
Realized gains[1]	$253,359
Net change in unrealized appreciation (depreciation)[2]	(236,764)
[1]	Statement of Operations location: Net realized losses on futures contracts and net realized gains on forward foreign currency exchange contracts.
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on futures contracts and net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
The fund’s forwards are entered into pursuant to International Swaps and Derivatives Association, Inc. (ISDA) agreements which govern certain terms of derivative transactions. ISDA agreements typically contain, among other things, master netting provisions in the event of a default or other termination event. Master netting provisions allow the fund and the counterparty, in the event of a default or other termination event, to offset payable and receivable amounts for each party related to derivative contracts to one net amount payable by either the fund or the counterparty. The fund’s forwards, which are reported gross in the Statement of Assets
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Financial Notes (continued)

8. Derivatives (continued):
and Liabilities, are presented in the table below. The following table presents the fund’s forwards, net of amounts available for offset under a master netting agreement and net of any related collateral received by the fund for assets and pledged by the fund for liabilities as of October 31, 2019.
		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amounts(a)
State Street Bank & Trust Co.	$15,610	$—	$—	$15,610
Total	$15,610	$—	$—	$15,610
[a]	Represents the net amount due from the counterparty in the event of default.

9. Federal Income Taxes:
As of October 31, 2019, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
Tax cost	$1,229,886,193
Gross unrealized appreciation	$247,779,184
Gross unrealized depreciation	(67,195,218)
Net unrealized appreciation (depreciation)	$180,583,966
As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$24,921,676
Undistributed long-term capital gains	2,391,067
Net unrealized appreciation (depreciation) on investments	180,583,966
Net other unrealized appreciation (depreciation)	11,794
Total	$207,908,503
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on futures contracts and the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies (PFIC) and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2019, the fund had no capital loss carryforwards available to offset future net capital gains.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
Current period distributions
Ordinary income	$18,404,188
Long-term capital gains	115,633,005
Prior period distributions
Ordinary income	$35,462,454
Long-term capital gains	42,270,382
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
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Financial Notes (continued)

9. Federal Income Taxes (continued):
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2019, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2019, the fund did not incur any interest or penalties.

10. Subsequent Events:
On December 12, 2019, the Board of Trustees for Schwab Capital Trust approved the hiring of Baillie Gifford Overseas Limited (Baillie Gifford) as a new investment manager to the fund. Baillie Gifford will begin managing fund assets on or around January 31, 2020.
Other than the investment manager change to the fund as discussed above, management has determined there are no other subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Laudus International MarketMasters Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Laudus International MarketMasters Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Laudus International MarketMasters Fund (one of the funds constituting Schwab Capital Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2019
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.
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Laudus International MarketMasters Fund
Other Federal Tax Information (unaudited)

The Laudus International MarketMasters Fund elects to pass through, under section 853 of the Internal Revenue Code, the foreign tax credit of $3,357,229 to its shareholders for the fiscal year ended October 31, 2019. The respective foreign source income on the fund is $23,675,483.
For the fiscal year ended October 31, 2019, the fund designates $21,761,417 of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2020 via IRS Form 1099 of the amounts for use in preparing their 2019 income tax return.
Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $115,633,005 as long-term capital gain dividends for the fiscal year ended October 31, 2019.
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Investment Advisory and Sub-Advisory Agreement Approval

The Investment Company Act of 1940, as amended, requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Laudus International MarketMasters Fund (the Fund), and the individual sub-advisory agreements between CSIM and American Century Investment Management, Inc., Harris Associates L.P. (Harris), Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation), Mondrian Investment Partners Limited (Mondrian) and William Blair Investment Management, LLC, relating to Laudus International MarketMasters Fund (each, a Sub-Adviser and collectively, the Sub-Advisers). Such investment advisory and administration agreement and sub-advisory agreements are collectively referred to herein as the Agreements. The Trustees also review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM and the Sub-Advisers, including information about their affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel sends an information request letter to CSIM and CSIM sends an information request letter to each of the Sub-Advisers seeking certain relevant information. The responses by CSIM and the Sub-Advisers are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the Fund’s operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The
Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM. The Board also discusses with CSIM the Fund’s operations and CSIM’s ability, consistent with the “manager of managers” structure of the Fund, to (i) identify and recommend to the Trustees sub-advisers for the Fund, (ii) monitor and oversee the performance and investment capabilities of each Sub-Adviser, and (iii) recommend the replacement of a Sub-Adviser when appropriate.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreements with respect to the Fund at meetings held on May 13, 2019 and June 4, 2019, and approved the renewal of the Agreements with respect to the Fund for an additional one-year term at the June 4, 2019 in person meeting called for the purpose of voting on such approval.
The Board’s approval of the Agreements with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Fund under the Agreements, including the resources of CSIM and its affiliates, and the Sub-Advisers, dedicated to the Fund;
2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	the Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates, as well as the profitability of the Sub-Advisers; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and

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retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM and the Sub-Advisers relating to the Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders. The Trustees also considered that many of the Fund’s shareholders are also brokerage clients of Schwab and considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit the Fund and shareholders who are brokerage clients of Schwab. The Trustees also considered Schwab’s reputation as a full service brokerage firm and the firm’s overall financial condition. The Board also considered the nature, extent and quality of the sub-advisory services provided by the Sub-Advisers to the Fund and the resources each dedicates to the Fund. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM and the Sub-Advisers to the Fund and the resources of CSIM, its affiliates, and the Sub-Advisers dedicated to the Fund supported renewal of the Agreements with respect to the Fund.
Fund Performance. The Board considered the Fund’s performance in determining whether to renew the Agreements with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and an applicable benchmark index, in light of total return, and market trends, as well as in consideration of the Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In addition, the Trustees considered whether irrespective of relative performance, each Sub-Adviser’s absolute performance was consistent with expectations for such Sub-Adviser’s unique investment methodology. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser and Sub-Adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreements with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of products and provision of services as well as the competitive marketplace for financial products. When applicable, the Trustees considered the effects of CSIM’s and Schwab’s practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep the Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM and the Sub-Advisers to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to CSIM, the Trustees considered whether the varied levels of compensation and profitability with respect to the Fund under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM, and its respective affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Fund. The Trustees also considered the compensation flowing to the Sub-Advisers, directly or indirectly. The Trustees also considered any other benefits derived by the Sub-Advisers from their relationship with the Fund, such as whether, by virtue of its management of the Fund, any Sub-Adviser obtains

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investment information or other research resources that aid it in providing advisory services to other clients. With respect to the Sub-Advisers, the Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by the Sub-Advisers, and their respective affiliates. The Board also considered the profitability of the Sub-Advisers with respect to the sub-advisory services they provide to the Fund, although, when doing so, the Board took into account the fact that the Sub-Advisers are compensated by CSIM, and not by the Fund directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and CSIM. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM and the Sub-Advisers is reasonable and supported renewal of the Agreements with respect to the Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to the Fund’s shareholders through (i) the enhancement of services provided to the Fund in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders; (ii) graduated investment advisory fee schedule, fee waivers, or expense caps by CSIM and its affiliates for those funds in the Schwab Funds complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that, in addition, CSIM has shared any economies of scale with the Fund by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Fund continues to increase as a result of regulatory or other developments. The Trustees considered that CSIM and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets are relatively small, for example, in the case of newer funds or funds with investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Fund and concluded that the compensation under the Agreements with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.
Approval of Amendments to Certain Sub-Advisory Agreements
At a meeting held on February 26, 2019, the Board, including a majority of the Independent Trustees, approved (1) an amendment to the sub-advisory agreement with Harris relating to the Fund to ensure that the rate paid by CSIM to Harris for services rendered to the Fund remains in line with the rate paid to Harris for similar services that Harris provides to other mutual funds; and (2) an amendment to the sub-advisory agreement with Mondrian relating to the Fund to reflect a change to the graduated sub-advisory fee schedule that provides for potential future savings for CSIM. The Board reviewed materials provided at its February 26, 2019 meeting and also took into account the detailed information that the Board reviewed at the April 26, 2018 and June 5, 2018 meetings during the course of its consideration and approval of the renewal of the sub-advisory agreements between CSIM and each of Harris and Mondrian. The Board considered the potential future savings to CSIM and the fact that and CSIM does not anticipate lowering its management fee.
Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including a majority of the Independent Trustees, approved (1) an amendment to the sub-advisory agreement with Harris relating to the Fund to reflect and ensure that the rate paid by CSIM to Harris for services rendered to the Fund remains in line with the rate paid to Harris for similar services that Harris provides to other mutual funds and concluded that the change would not result in any reduction in the nature or quality of services provided by Harris under the sub-advisory agreement between CSIM and Harris; (2) an amendment to the sub-advisory agreement with Mondrian relating to the Fund to reflect a change to the graduated sub-advisory fee schedule that provides for potential future savings for CSIM and concluded that the change would not result in any reduction in the nature or quality of services provided by Mondrian under the sub-advisory agreement between CSIM and Mondrian.

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Laudus International MarketMasters Fund
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 101 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the fund’s Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	101	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	101	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	101	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	101	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	101	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	101	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	101	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	101	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	101	Director (2012 – present), Eaton Corporation plc
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Laudus International MarketMasters Fund
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	101	Director (2008 – present), The Charles Schwab Corporation
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	101	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	101	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
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Laudus International MarketMasters Fund  |  Annual Report

Laudus International MarketMasters Fund
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Laudus International MarketMasters Fund
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities  Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Laudus International MarketMasters Fund  |  Annual Report

Laudus International MarketMasters Fund
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements; and
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2019 Schwab Funds. All rights reserved.

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Laudus International MarketMasters Fund  |  Annual Report

Notes

Notes

Notes

Laudus International MarketMasters Fund
Laudus Funds®

Laudus Funds offer investors access to some of the world’s leading investment managers. With a rigorous manager selection process and ongoing oversight by Charles Schwab Investment Management, Laudus Funds offer single and multi-manager strategies as a complement to other funds managed by Charles Schwab Investment Management. The list below shows all currently available Laudus Funds.
An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus or, if available, the summary prospectus. Please call 1-877-824-5615 for a prospectus for any Laudus Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Laudus Funds’ website at www.schwabfunds.com/laudusfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Laudus Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/laudusfunds_prospectus or the SEC’s website at www.sec.gov.

Laudus Funds®
Laudus® U.S. Large Cap Growth Fund
Laudus International MarketMasters Fund™
Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Fund
Laudus International MarketMasters Fund
1-877-824-5615

Printed on recycled paper.

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MFR13812-22
00237232

Annual Report  |  October 31, 2019
Schwab Active Equity Funds

Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.

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Schwab Active Equity Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Total Return for the 12 Months Ended October 31, 2019
Schwab Core Equity Fund (Ticker Symbol: SWANX)	12.02%
S&P 500® Index	14.33%
Fund Category: Morningstar Large Blend[1]	12.66%
Performance Details	pages 7-9

Schwab Dividend Equity Fund (Ticker Symbol: SWDSX)	8.78%
Russell 1000® Value Index	11.21%
Fund Category: Morningstar Large Value[1]	9.63%
Performance Details	pages 10-12

Schwab Large-Cap Growth Fund (Ticker Symbol: SWLSX)	12.18%
Russell 1000® Growth Index	17.10%
Fund Category: Morningstar Large Growth[1]	14.51%
Performance Details	pages 13-15

Schwab Small-Cap Equity Fund (Ticker Symbol: SWSCX)	0.08%
Russell 2000® Index	4.90%
Fund Category: Morningstar Small Blend[1]	4.42%
Performance Details	pages 16-18
Total Return for the 12 Months Ended October 31, 2019
Schwab Hedged Equity Fund (Ticker Symbol: SWHEX)	-1.31%
S&P 500® Index	14.33%
Fund Category: Morningstar Long-Short Equity[1]	3.57%
Performance Details	pages 19-21

Schwab Health Care Fund[2] (Ticker Symbol: SWHFX)	6.51%
Dow Jones Global Health Care Index	9.73%
Fund Category: Morningstar Health[1]	4.98%
Performance Details	pages 22-24

Schwab International Core Equity Fund[2] (Ticker Symbol: SICNX)	7.08%
MSCI EAFE® Index (Net)[3]	11.04%
Fund Category: Morningstar Foreign Large Blend[1]	10.26%
Performance Details	pages 25-27

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
At the crux of every investment decision, one consideration that may be top of mind is your risk tolerance. It may seem like a straightforward consideration, but it’s often not. Most of us are risk-averse by nature and as investors, the fear of a significant market decline is ever-present in our minds. This can sometimes lead us to make decisions that may get in the way of the performance of our investments. Our feelings about risk are also fluid, impacted by changes in market conditions and our progress toward our financial goals. For example, some investors may have been prompted to rethink their risk appetite as a result of the latest bout of market volatility.
At Charles Schwab Investment Management, we provide a range of foundational products that are designed to suit a variety of risk appetites and help investors remain focused on their long-term investment plans despite market volatility. One way we do this is through actively managed strategies, such as the Schwab Active Equity Funds, which take on the job of sifting through the latest market developments and researching company fundamentals, identifying trends that could impact valuations, and factoring that analysis into investment decisions.
The Schwab Active Equity Funds’ investment team uses an integrated investment process that combines quantitative and qualitative research and analysis through a bottom-up approach to stock selection. The investment team seeks consistent, long-term returns by systematically investing in high-quality companies with attractive valuations and favorable sentiment. The team also continually assesses risks related to volatility, valuation, momentum, specific securities, and overweighted and underweighted positions to an industry or country to determine whether those risks are balanced relative to the possible rewards. When assessed risks fall outside the team’s desired parameters, they will consider a change, potentially scaling back the position or exiting it altogether. During the 12 month reporting period ended October 31, 2019, most active managers struggled and each of the Schwab Active Equity Funds underperformed their respective indices.
When it comes to investing, it’s important to have a long-term investing plan and a portfolio based on your individual goals and risk tolerance. It can at times be tough to maintain that discipline in the face of day-to-day uncertainty. We aim to offer products with clear objectives, straightforward pricing, and a consistent approach to investing to help simplify investing decisions, so investors can focus on their long-term goals without unnecessary complexity.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Active Equity Funds, including performance during the 12 months ended October 31, 2019, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ During the 12 month reporting period ended October 31, 2019, most active managers struggled and each of the Schwab Active Equity Funds underperformed their respective indices.”
Management views may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
The Investment Environment

For the 12-month reporting period ended October 31, 2019, both U.S. and international equity markets generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines across global equity markets, driven by concerns about slowing international growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes despite low inflation. By late December, major market indices had fallen to near-bear market territory. However, as the Federal Reserve (Fed) put interest rate hikes on hold, stocks, particularly in the U.S., staged a strong recovery in the first four months of 2019, which generally continued through the end of the reporting period despite several setbacks. Over the period, the U.S. dollar strengthened slightly against a basket of foreign currencies, generally reducing the returns on overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 14.33% and the Russell 2000® Index, a measure of U.S. small-cap stocks, returned 4.90%. Despite headwinds, markets outside the U.S. also rose, particularly toward the end of the reporting period with the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returning 11.04%.
Economic growth around the globe was uneven over the reporting period, largely as a result of manufacturing weakness in developed international markets. Despite escalating trade tensions with China, the U.S. maintained its steady growth in its tenth year of expansion, although at a declining pace. In the last two months of 2018, economies around the globe showed increasing signs of weakness, but many regained economic momentum in the first six months of 2019, demonstrating resilient growth despite lingering uncertainties on various fronts. As the year progressed, signs of slowing growth increased amid a weakening global economy, waning manufacturing activity, and the ongoing U.S.-China trade war. However, toward the end of the period, prospects of a partial trade resolution relieved some of the pressure. U.S. gross domestic product (GDP) grew at an annual rate of 2.1% in the third quarter of 2019, up slightly from 2.0% in the second quarter, but down from 3.1% in the first quarter of 2019. Unemployment declined in September 2019 to a 50-year low. While consumer confidence edged lower in October to hit a four-month low, it remained a stable source of GDP growth in the U.S. Inflation remained benign.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2019

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Active Equity Funds
The Investment Environment (continued)

Outside the U.S., conditions continued to soften, dampened by trade issues, slowing economic output, and geopolitical concerns. Oil prices, which had fallen steeply in the fourth quarter of 2018, recovered through the first four months of 2019, as major exporters sought to curb supply and central banks took steps to ease growth-related fears, before dipping in May when trade concerns escalated. Oil prices remained volatile through period end. In the eurozone, growth slowed in the second and third quarters of 2019, down slightly from the first quarter. Growth was subdued by tepid wage growth and constrained consumer spending. The United Kingdom’s economy contracted in the second quarter of 2019 amid growing Brexit-related economic and political uncertainty that dampened industrial output, construction, and services sectors. Japan’s economy, however, experienced growth in recent quarters after contracting sharply in the third quarter of 2018.
In response to the economic environment and flat or inverted yield curves around the world, to bolster growth, and to ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S., while others maintained their generally low—and for some international central banks, negative—interest rates. In the U.S., after raising interest rates four times in 2018, the Fed held rates unchanged through the first half of 2019. But amid growing signs of global economic weakness that threatened to dampen U.S. economic growth, along with continued low inflation and weakness in manufacturing, the Fed enacted three interest rate cuts by the end of the period—in July, September, and October. Following the October interest rate cut, the Fed signaled that subsequent interest rate cuts would be put on hold provided the economy continues to expand moderately and the labor market remains strong. The federal funds rate ended the reporting period in a range of 1.50% to 1.75%. Outside the U.S., the European Central Bank held interest rates steady and launched an asset-purchase program to help stimulate the economy. The Bank of Japan maintained its short-term interest rate target of –0.1% throughout the period. Despite growing Brexit-related division, the Bank of England maintained its key official bank rate at 0.75% throughout the period, where it has remained since August 2018.
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Schwab Active Equity Funds
Fund Management

Jonas Svallin, CFA, Vice President and Head of Active Equities, has overall responsibility for all aspects of the management of the funds and leads the Active Equities portfolio management and research team. Prior to joining CSIM in 2012, Mr. Svallin spent nearly three years as a partner and a director of quantitative analytics and research at Fiduciary Research & Consulting, where he provided oversight of quantitative analytics and risk management efforts. From 2003 to 2009, Mr. Svallin was a principal and head portfolio manager at Algert Coldiron Investors LLC (now known as Algert Global). Prior to joining Algert, Mr. Svallin worked as a quantitative research associate at RCM Capital Management (now known as Allianz Global Investors) and a senior consultant at FactSet Research Systems.

Wei Li, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2012, Ms. Li spent more than ten years at Barclays Global Investors (now known as BlackRock, Inc), where she held a number of positions. From 2001 to 2009, she worked in various roles in the global advanced active group, including portfolio management and quantitative research for both U.S. and international equity markets. After 2009, she worked in the defined contribution research and product development area for almost two years.

Iain Clayton, CFA, FRM, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Core Equity Fund, Schwab International Core Equity Fund and Schwab Health Care Fund. Prior to joining CSIM in 2013, Mr. Clayton spent more than five years at SSI Investment Management, where he was a portfolio manager and director of quantitative research. In these roles, Mr. Clayton co-managed multiple investment strategies and developed quantitative models and valuation approaches. From 2004 to 2008, he worked as a portfolio manager and director at RCM Capital Management (now known as Allianz Global Investors) and helped manage various equity portfolios and developed fundamental-based stock selection models. Prior to that, he was a vice president at Eureka Investment Advisors for almost three years and also served as a senior quantitative analyst and assistant portfolio manager. He has also worked as a quantitative research analyst at RCM Capital Management.

Holly Emerson, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Large-Cap Growth Fund and the Schwab Dividend Equity Fund. Previously, she served as an Associate Portfolio Manager supporting the Schwab Active Equity Funds. Prior to joining CSIM in 2014, Ms. Emerson spent nearly ten years at Algert Coldiron Investors (now known as Algert Global), a quantitative market neutral hedge fund manager, where she held a number of positions, including assistant portfolio manager and macroeconomic research analyst. In her various roles, she supported both U.S. and International funds and acted as the lead portfolio manager for the Canadian fund.
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Schwab Core Equity Fund as of October 31, 2019

The Schwab Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in U.S. stocks. The fund expects to hold the common stocks of U.S. companies that have market capitalizations of approximately $500 million or more. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the reporting period, the U.S. equity market generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines, driven by concerns about slowing international growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes despite low inflation. However, as the Federal Reserve (Fed) put interest rate hikes on hold, stocks, particularly in the U.S., staged a strong recovery in the first four months of 2019, which generally continued through the end of the reporting period. After raising interest rates four times in 2018, the Fed enacted three interest rate cuts by the end of the period—in July, September, and October.
Performance. The fund returned 12.02% for the 12-month reporting period ended October 31, 2019, underperforming the S&P 500® Index (the index), which the fund uses for performance comparisons. The index returned 14.33% for the reporting period.
Positioning and Strategies. The fund’s overweight investment in oil and gas company ConocoPhillips weighed on the fund’s relative performance. The fund’s holdings of ConocoPhillips returned approximately -19% for the reporting period, in line with its peers in the energy sector. A supply and demand imbalance has helped keep crude oil prices down.
Viacom, Inc., which produces media entertainment content, was another detractor from the fund’s relative performance over the reporting period. The fund’s Class B holdings of Viacom returned approximately -20% for the reporting period, as the company struggled in an increasingly tough, competitive landscape.
The fund’s performance relative to the index was enhanced by an overweight to Masco Corp., a manufacturer of home improvement and building products. The fund’s holdings of Masco returned approximately 56% for the reporting period. Masco benefitted from a recovery in residential construction as a result of a healthy labor market and lower interest rates.
The fund’s underweight position in oil and gas company Exxon Mobile Corp. was another contributor to the fund’s relative performance as Exxon Mobile suffered amid lower energy prices. The return of fund’s holding of this company was flat for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Core Equity Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Core Equity Fund (7/1/96)	12.02%	8.78%	11.97%
S&P 500® Index	14.33%	10.78%	13.70%
Fund Category: Morningstar Large Blend[3]	12.66%	8.94%	12.22%
Fund Expense Ratio[4]: 0.73%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 7, 2012, the Schwab Premier Equity Fund merged into the fund.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Core Equity Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings	136
Weighted Average Market Cap (millions)	$257,239
Price/Earnings Ratio (P/E)	18.1
Price/Book Ratio (P/B)	3.1
Portfolio Turnover Rate	98%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
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Schwab Dividend Equity Fund as of October 31, 2019

The Schwab Dividend Equity Fund (the fund) seeks current income and capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in dividend paying common and preferred stocks. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the reporting period, the U.S. equity market generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines, driven by concerns about slowing international growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes despite low inflation. However, as the Federal Reserve (Fed) put interest rate hikes on hold, stocks, particularly in the U.S., staged a strong recovery in the first four months of 2019, which generally continued through the end of the reporting period. After raising interest rates four times in 2018, the Fed enacted three interest rate cuts by the end of the period—in July, September, and October. Growth stocks generally outperformed value, leading to the underperformance of high dividend-paying stocks compared to the broader stock market. Stocks that paid moderate dividends performed the best as the market rewarded stability.
Performance. The fund returned 8.78% for the 12-month reporting period ended October 31, 2019, underperforming the Russell 1000® Value Index (the index), which the fund uses for performance comparisons. The index returned 11.21% for the reporting period.
As of October 31, 2019, the fund’s dividend yield was 2.60%, in line with the 2.60% dividend yield of the index. As of October 31, 2019, the fund’s 30-Day SEC yield was 1.67%.
Positioning and Strategies. The fund’s overweight position in oil and gas company ConocoPhillips weighed on the fund’s relative performance. The fund’s holdings of ConocoPhillips returned approximately -19% for the reporting period, in line with its peers in the energy sector. A supply and demand imbalance has kept crude oil prices down.
Affiliated Managers Group, Inc., a global asset management company, was another detractor from the fund’s relative performance. The fund’s holdings of Affiliated Managers Group returned approximately -29% for the reporting period. Affiliated Managers Group experienced outflows as their funds continued to underperform during the period.
The fund’s performance relative to the index was enhanced by an overweight investment in Masco Corp., a manufacturer of home improvement and building products. The fund’s holdings of Masco returned approximately 56% for the reporting period. Masco benefitted from a recovery in residential construction as a result of a healthy labor market and lower interest rates.
Tyson Foods, Inc. was another contributor to relative performance. Tyson Foods produces, distributes, and markets chicken, beef, pork, prepared foods, and related products. The fund’s Class A holdings of Tyson Foods returned approximately 41% for the reporting period, driven by rising protein prices as swine flu drove up pork prices around the world.

Management views and portfolio holdings may have changed since the report date.
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Schwab Dividend Equity Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Dividend Equity Fund (9/2/03)	8.78%	5.63%	10.43%
Russell 1000® Value Index	11.21%	7.61%	11.96%
Dividend Equity Spliced Index	11.21%	7.97%	12.25%
S&P 500® Index	14.33%	10.78%	13.70%
Fund Category: Morningstar Large Value[2]	9.63%	7.22%	11.07%
Fund Expense Ratio[3]: 0.88%

Yields1
30-Day SEC Yield	1.67%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Dividend Equity Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings	146
Weighted Average Market Cap (millions)	$107,095
Price/Earnings Ratio (P/E)	14.5
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate	70%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
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Schwab Large-Cap Growth Fund as of October 31, 2019

The Schwab Large-Cap Growth Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in U.S. common stocks. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in large-cap stocks of U.S. companies. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the reporting period, the U.S. equity market generated positive returns with growth stocks outperforming value stocks. The final two months of 2018 were marked by significant market volatility and steep declines, driven by concerns about slowing international growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes despite low inflation. However, as the Federal Reserve (Fed) put interest rate hikes on hold, stocks, particularly in the U.S., staged a strong recovery in the first four months of 2019, which generally continued through the end of the reporting period. After raising interest rates four times in 2018, the Fed enacted three interest rate cuts by the end of the period—in July, September, and October.
Performance. The fund returned 12.18% for the 12-month reporting period ended October 31, 2019, underperforming the Russell 1000® Growth Index (the index), which the fund uses for performance comparisons. The index returned 17.10% for the reporting period.
Positioning and Strategies. The fund’s investment in biopharmaceutical company Regeneron Pharmaceuticals, Inc. weighed on the fund’s relative performance. The fund’s holdings of Regeneron returned approximately -28% for the reporting period, driven by higher than expected expenses.
Alexion Pharmaceuticals, Inc., a biopharmaceutical company that researches and develops proprietary compounds for the treatment of autoimmune and cardiovascular diseases, was another detractor from the fund’s relative performance. The fund’s holdings of Alexion returned approximately -12% for the reporting period. Alexion suffered as a result of the U.S. Patent Trial and Appeal Board agreeing to review a challenge to patents on one of Alexion’s rare disease drugs.
The fund’s performance relative to the index was enhanced by Lam Research Corp., which manufactures, markets, and services semiconductor processing equipment used in the making of integrated circuits. The fund’s holdings of Lam Research returned approximately 96% for the reporting period, benefitting from a rebound in semiconductor demand and strong earnings.
Cadence Design Systems, Inc., which provides software technology, design, and consulting services and technology, was another contributor to relative performance. The fund’s holdings of Cadence Design Systems returned approximately 47% for the reporting period, driven by contract wins for the company.

Management views and portfolio holdings may have changed since the report date.
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Schwab Large-Cap Growth Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Large-Cap Growth Fund (10/3/05)	12.18%	10.06%	12.91%
Russell 1000® Growth Index	17.10%	13.43%	15.41%
Fund Category: Morningstar Large Growth[2]	14.51%	11.00%	13.63%
Fund Expense Ratios[3]: Net 0.99%; Gross 1.02%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Large-Cap Growth Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings	112
Weighted Average Market Cap (millions)	$366,931
Price/Earnings Ratio (P/E)	22.7
Price/Book Ratio (P/B)	5.8
Portfolio Turnover Rate	67%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
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Schwab Small-Cap Equity Fund as of October 31, 2019

The Schwab Small-Cap Equity Fund (the fund) seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in small-cap equity securities. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the reporting period, the U.S. equity market generated positive returns with large-cap stocks outperforming small-cap stocks. The final two months of 2018 were marked by significant market volatility and steep declines, driven by concerns about slowing international growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes despite low inflation. However, as the Federal Reserve (Fed) put interest rate hikes on hold, stocks, particularly in the U.S., staged a strong recovery in the first four months of 2019, which generally continued through the end of the reporting period. After raising interest rates four times in 2018, the Fed enacted three interest rate cuts by the end of the period—in July, September, and October.
Performance. The fund returned 0.08% for the 12-month reporting period ended October 31, 2019, underperforming the Russell 2000® Index (the index), which the fund uses for performance comparisons. The index returned 4.90% for the reporting period.
Positioning and Strategies. The fund’s investments in Tailored Brands, Inc., a retail holding company for various men’s apparel stores, weighed on the fund’s relative performance. The fund’s holdings of Tailored Brands returned approximately -75% for the reporting period as a result of weak retail trends.
CONSUL Energy, Inc., an energy company with interests in coal, was another detractor from the fund’s relative performance over the reporting period. The fund’s overweight position in CONSUL Energy returned approximately -67% over the reporting period, driven by declining coal prices that are tied to oil and natural gas prices.
In contrast, the fund’s overweight position in Atkore International Group, Inc. enhanced the fund’s relative performance. The fund’s holdings in Atkore International Group, a manufacturer and supplier of metal products and electrical raceway solutions, returned approximately 80% for the reporting period, as a result of growth in the company’s end markets. The company was also able to shift business to higher margin products driving free cash flow conversion.
Progress Software Corp. was another contributor to the fund’s relative performance. Progress Software develops, markets, and distributes applications. The fund’s investment in Progress Software returned approximately 26% for the reporting period. Progress Software reported strong earnings over the period, with a healthy core business and well-executed acquisitions.

Management views and portfolio holdings may have changed since the report date.
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Schwab Small-Cap Equity Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Small-Cap Equity Fund (7/1/03)	0.08%	5.95%	12.84%
Russell 2000® Index	4.90%	7.37%	12.27%
Fund Category: Morningstar Small Blend[2]	4.42%	6.20%	11.55%
Fund Expense Ratio[3]: 1.09%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Small-Cap Equity Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings	272
Weighted Average Market Cap (millions)	$2,218
Price/Earnings Ratio (P/E)	15.7
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate	117%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
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Schwab Hedged Equity Fund as of October 31, 2019

The Schwab Hedged Equity Fund (the fund) seeks long-term capital appreciation over market cycles with lower volatility than the broad equity market. To pursue its investment objective, the fund establishes long and short positions in equity securities issued by U.S. companies. The fund typically purchases or sells short stocks of companies that have market capitalizations of $1 billion or more at the time the stock is purchased or sold short. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the reporting period, the U.S. equity market generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines, driven by concerns about slowing international growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes despite low inflation. However, as the Federal Reserve (Fed) put interest rate hikes on hold, stocks, particularly in the U.S., staged a strong recovery in the first four months of 2019, which generally continued through the end of the reporting period. After raising interest rates four times in 2018, the Fed enacted three interest rate cuts by the end of the period—in July, September, and October.
Performance. The fund returned -1.31% for the 12-month reporting period ended October 31, 2019, underperforming the S&P 500® Index (the index), which the fund uses for performance comparisons. The index returned 14.33% for the reporting period.
Positioning and Strategies. Over the reporting period, stock selection within sectors detracted from the fund’s performance relative to the index. Allocation across sectors also detracted.
From a sector standpoint, the fund’s short positions in the information technology and real estate sectors and long positions in the energy sector detracted from relative performance. Short positions in the energy and health care sectors and long positions in the real estate sector, however, contributed to the fund’s relative performance.
Looking at stock selection, long positions in the consumer discretionary and consumer staples sectors and short positions in the industrials sector detracted from relative performance. Long positions in the information technology and health care sectors and short positions in the communication services sector, however, contributed to the fund’s relative performance.
At the security level, the fund’s largest detractor from total return was the fund’s short position in ViaSat, Inc., a company that provides advanced broadband digital satellite communications and other wireless networking and signal processing equipment and services. ViaSat returned approximately 8% for the reporting period. In contrast, the fund’s long position in software company Microsoft Corp. contributed the most to the fund’s total return. The fund’s holdings of Microsoft returned approximately 36% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab Hedged Equity Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Hedged Equity Fund (9/3/02)	-1.31%	4.02%	6.47%
S&P 500® Index	14.33%	10.78%	13.70%
Fund Category: Morningstar Long-Short Equity[2]	3.57%	2.70%	5.32%
Fund Expense Ratio[3]: 1.67%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
The Schwab Hedged Equity Fund’s long positions can decline in value at the same time the value of its shorted stocks increases, thereby increasing the potential for loss. The potential loss associated with short positions is much greater than the original value of the securities sold. The use of borrowing and short sales may cause the fund to have higher expenses than those of equity funds that do not use such techniques.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Active Equity Funds  |  Annual Report

Schwab Hedged Equity Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings
Long Holdings	199
Short Holdings	110
Weighted Average Market Cap (millions)
Long Holdings	$191,526
Short Holdings	$15,043
Price/Earnings Ratio (P/E)
Long Holdings	16.9
Short Holdings	17.5
Price/Book Ratio (P/B)
Long Holdings	2.5
Short Holdings	2.2
Portfolio Turnover Rate including short sales	176%
Portfolio Turnover Rate excluding short sales	96%
Top Equity Long Holdings % of Net Assets1

Top Equity Short Holdings % of Net Assets1

Portfolio holdings may have changed since the report date.
[1]	This list is not a recommendation of any security by the investment adviser.
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Schwab Active Equity Funds  |  Annual Report

Schwab Health Care Fund as of October 31, 2019

The Schwab Health Care Fund (the fund) seeks long-term capital growth. To pursue its goal, the fund primarily invests in equity securities issued by companies in the health care sector. The fund uses Schwab Equity Ratings® to aid its U.S. stock selection and Schwab’s proprietary international stock research to aid its international stock selection. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the reporting period, the U.S. equity market generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines, driven by concerns about slowing international growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes despite low inflation. However, as the Federal Reserve (Fed) put interest rate hikes on hold, stocks, particularly in the U.S., staged a strong recovery in the first four months of 2019, which generally continued through the end of the reporting period. After raising interest rates four times in 2018, the Fed enacted three interest rate cuts by the end of the period—in July, September, and October. Over the period, the U.S. dollar strengthened slightly against a basket of foreign currencies, generally reducing the returns on overseas investments in U.S. dollar terms. U.S. health care stocks performed well over the reporting period, though lagged the broader U.S. stock market.
Performance. The fund returned 6.51% for the 12-month reporting period ended October 31, 2019, underperforming the Dow Jones Global Health Care Index (the index), which the fund uses for performance comparisons. The index returned 9.73% for the reporting period.
Positioning and Strategies. The fund’s overweight investment in Johnson & Johnson, which manufactures health care products and provides related services for the consumer, pharmaceutical, and medical devices and diagnostics markets, weighed on the fund’s performance. The fund’s holdings of Johnson & Johnson returned approximately -3% for the reporting period, driven by high profile lawsuits and legal verdicts.
Pharmaceutical company Pfizer, Inc. was another detractor from the fund’s relative performance over the reporting period. The fund’s holdings of Pfizer returned approximately -8%, hindered by an ongoing reorganization, merger and acquisition activity, and a poor growth outlook.
The fund’s performance relative to the index was enhanced by an overweight position in Hoya Corp., a Japanese manufacturer of electro-optics products. The fund’s holdings of Hoya returned approximately 58% for the reporting period, driven by strong demand that boosted earnings and sales.
Zoetis, Inc. was another contributor to the fund’s relative performance. The fund’s holdings of Zoetis, a company that discovers, develops, manufactures, and commercializes animal health medicines and vaccines, returned approximately 43% for the reporting period. Zoetis benefited as a result of its strong companion animal, or pet, business, particularly in the U.S.

Management views and portfolio holdings may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab Health Care Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Health Care Fund (7/3/00)	6.51%	7.30%	14.49%
Dow Jones Global Health Care Index	9.73%	7.60%	12.91%
S&P 500® Index	14.33%	10.78%	13.70%
Fund Category: Morningstar Health[2]	4.98%	6.99%	14.93%
Fund Expense Ratio[3]: 0.80%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
Since the Schwab Health Care Fund focuses its investments on companies involved in a specific sector, this fund may involve a greater degree of risk than an investment in mutual funds that do not concentrate their investments.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Active Equity Funds  |  Annual Report

Schwab Health Care Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings	83
Weighted Average Market Cap (millions)	$127,676
Price/Earnings Ratio (P/E)	22.1
Price/Book Ratio (P/B)	4.9
Portfolio Turnover Rate	45%
Industry Weightings % of Investments

Top Equity Holdings % of Net Assets1

Portfolio holdings may have changed since the report date.
Source of Industry Classification: S&P and MSCI.
[1]	This list is not a recommendation of any security by the investment adviser.
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Schwab Active Equity Funds  |  Annual Report

Schwab International Core Equity Fund as of October 31, 2019

The Schwab International Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in the stocks of publicly traded companies located in developed market countries excluding the U.S. To aid its stock selection, the fund uses Schwab’s proprietary international stock research. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the reporting period, international equity markets generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines across global equity markets, driven by concerns about slowing international economic growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes. However, stocks staged a recovery in the first four months of 2019, which generally continued through the end of the reporting period. A number of central banks reduced their policy rates, including the U.S., while others maintained their generally low—and for some international central banks, negative—interest rates. Over the period, the U.S. dollar strengthened slightly against a basket of foreign currencies, generally reducing the returns on overseas investments in U.S. dollar terms.
Performance. The fund returned 7.08% for the 12-month reporting period ended October 31, 2019, underperforming the MSCI EAFE® Index (Net) (the index), which the fund uses for performance comparisons. The index returned 11.04% for the reporting period.
Positioning and Strategies. The fund’s overweight position in Covestro AG weighed on the fund’s relative performance. The fund’s holdings of Covestro, a German-based company engaged in the manufacture of plastic materials, retuned approximately -24% for the reporting period. A decline in global economic activity and fears over increased Chinese supply contributed to a decline in earnings for Covestro.
The fund’s underweight to ASML Holding NV was another detractor from the fund’s relative performance as ASML, a Dutch semiconductor manufacturer, benefitted from demand for semiconductor capital equipment driven by the buildout of 5G networks. ASML returned approximately 20% over the reporting period.
The fund’s performance relative to the index was enhanced by an overweight position in Hoya Corp., a Japanese manufacturer of electro-optics products. The fund’s holdings of Hoya returned approximately 58% for the reporting period, driven by strong demand that boosted earnings and sales.
Invincible Investment Corp. was another contributor to the fund’s relative performance. The fund’s holdings of Invincible Investment, a Japanese-based real estate investment trust company, returned approximately 63% for the reporting period, benefitting from strong tourism in Japan related to the Rugby World Cup.

Management views and portfolio holdings may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab International Core Equity Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab International Core Equity Fund (5/30/08)	7.08%	3.30%	6.09%
MSCI EAFE® Index (Net)[3]	11.04%	4.31%	5.41%
Fund Category: Morningstar Foreign Large Blend[4]	10.26%	3.74%	5.13%
Fund Expense Ratios[5]: Net 0.86%; Gross 0.89%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On December 3, 2009, the Laudus Rosenberg International Equity Fund merged into the fund.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Active Equity Funds  |  Annual Report

Schwab International Core Equity Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings	178
Weighted Average Market Cap (millions)	$64,472
Price/Earnings Ratio (P/E)	13.6
Price/Book Ratio (P/B)	1.8
Portfolio Turnover Rate	91%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets1
Top Country Weightings % of Investments2

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2019 and held through October 31, 2019.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/19	Ending Account Value (Net of Expenses) at 10/31/19	Expenses Paid During Period 5/1/19-10/31/19[2]
Schwab Core Equity Fund
Actual Return	0.73%	$1,000.00	$1,029.20	$ 3.73
Hypothetical 5% Return	0.73%	$1,000.00	$1,021.52	$ 3.72
Schwab Dividend Equity Fund
Actual Return	0.89%	$1,000.00	$1,015.10	$ 4.52
Hypothetical 5% Return	0.89%	$1,000.00	$1,020.71	$ 4.53
Schwab Large-Cap Growth Fund
Actual Return	0.99%	$1,000.00	$1,021.50	$ 5.04
Hypothetical 5% Return	0.99%	$1,000.00	$1,020.21	$ 5.04
Schwab Small-Cap Equity Fund
Actual Return	1.09%	$1,000.00	$ 959.70	$ 5.38
Hypothetical 5% Return	1.09%	$1,000.00	$1,019.71	$ 5.55
Schwab Hedged Equity Fund[3]
Actual Return	2.01%	$1,000.00	$ 985.40	$10.06
Hypothetical 5% Return	2.01%	$1,000.00	$1,015.07	$10.21
Schwab Health Care Fund
Actual Return	0.80%	$1,000.00	$1,052.50	$ 4.14
Hypothetical 5% Return	0.80%	$1,000.00	$1,021.17	$ 4.08
Schwab International Core Equity Fund
Actual Return	0.86%	$1,000.00	$1,008.00	$ 4.35
Hypothetical 5% Return	0.86%	$1,000.00	$1,020.86	$ 4.38

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.
[3]	Schwab Hedged Equity Fund’s expense ratio includes non-recurring interest expense and dividend expenses paid on securities sold short.
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Schwab Core Equity Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$22.40	$24.36	$19.65	$23.10	$25.48
Income (loss) from investment operations:
Net investment income (loss)[1]	0.21	0.26	0.34	0.38	0.30
Net realized and unrealized gains (losses)	1.99	0.41	4.71	(0.52)	1.05
Total from investment operations	2.20	0.67	5.05	(0.14)	1.35
Less distributions:
Distributions from net investment income	(0.27)	(0.34)	(0.34)	(0.36)	(0.33)
Distributions from net realized gains	(2.46)	(2.29)	—	(2.95)	(3.40)
Total distributions	(2.73)	(2.63)	(0.34)	(3.31)	(3.73)
Net asset value at end of period	$21.87	$22.40	$24.36	$19.65	$23.10
Total return	12.02%	2.71%	26.00%	(0.50%)	5.61%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.73%	0.73%	0.73%	0.73%	0.74%
Gross operating expenses	0.73%	0.73%	0.74%	0.73%	0.74%
Net investment income (loss)	1.01%	1.12%	1.53%	1.93%	1.29%
Portfolio turnover rate	98%	101%	86%	80%	81%
Net assets, end of period (x 1,000,000)	$2,182	$2,138	$2,353	$2,075	$2,363

1
Calculated based on the average shares outstanding during the period.
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Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 0.2%
Lear Corp.	39,169	4,612,933

Banks 4.2%
Bank of America Corp.	461,564	14,433,106
Citigroup, Inc.	505,047	36,292,677
Fifth Third Bancorp	95,621	2,780,659
JPMorgan Chase & Co.	138,211	17,265,318
MGIC Investment Corp.	240,001	3,290,414
Regions Financial Corp.	667,615	10,748,602
The PNC Financial Services Group, Inc.	19,566	2,870,332
Wells Fargo & Co.	89,533	4,622,589
		92,303,697

Capital Goods 7.1%
Allison Transmission Holdings, Inc.	695,390	30,325,958
AMETEK, Inc.	173,614	15,911,723
Caterpillar, Inc.	19,774	2,724,857
Dover Corp.	184,818	19,200,742
Eaton Corp. plc	91,851	8,001,141
HEICO Corp.	66,591	8,213,334
Honeywell International, Inc.	37,016	6,393,774
L3Harris Technologies, Inc.	78,140	16,121,063
Lockheed Martin Corp.	14,634	5,512,335
Masco Corp.	322,190	14,901,287
Oshkosh Corp.	197,499	16,862,465
Spirit AeroSystems Holdings, Inc., Class A	52,407	4,287,941
Teledyne Technologies, Inc. *	16,664	5,492,454
		153,949,074

Commercial & Professional Services 0.8%
Robert Half International, Inc.	321,243	18,397,587

Consumer Durables & Apparel 1.4%
LVMH Moet Hennessy Louis Vuitton SE ADR	84,504	7,212,417
NIKE, Inc., Class B	87,227	7,811,178
PulteGroup, Inc.	391,089	15,346,332
		30,369,927

Consumer Services 3.1%
Darden Restaurants, Inc.	94,898	10,654,199
Hilton Worldwide Holdings, Inc.	141,129	13,683,868
Starbucks Corp.	397,895	33,646,001
Wyndham Destinations, Inc.	219,693	10,195,952
		68,180,020

Diversified Financials 5.0%
Ameriprise Financial, Inc.	195,031	29,428,228
Capital One Financial Corp.	269,781	25,157,078
Discover Financial Services	143,175	11,491,225
E*TRADE Financial Corp.	60,993	2,548,897
Security	Number of Shares	Value ($)
LPL Financial Holdings, Inc.	85,695	6,927,584
Morgan Stanley	385,874	17,769,498
Synchrony Financial	339,745	12,016,781
T. Rowe Price Group, Inc.	39,138	4,532,180
		109,871,471

Energy 3.9%
Cabot Oil & Gas Corp.	276,031	5,145,218
Chevron Corp.	259,780	30,170,849
ConocoPhillips	626,433	34,579,102
Valero Energy Corp.	151,424	14,685,099
		84,580,268

Food & Staples Retailing 2.0%
Casey's General Stores, Inc.	79,655	13,605,870
Sysco Corp.	262,069	20,931,451
Walmart, Inc.	71,514	8,385,732
		42,923,053

Food, Beverage & Tobacco 4.1%
Campbell Soup Co.	372,165	17,234,961
General Mills, Inc.	150,353	7,646,954
Nestle S.A. ADR	136,034	14,577,403
PepsiCo, Inc.	205,727	28,219,573
The JM Smucker Co.	57,058	6,029,889
Tyson Foods, Inc., Class A	201,086	16,647,910
		90,356,690

Health Care Equipment & Services 6.8%
Anthem, Inc.	48,873	13,150,747
Cardinal Health, Inc.	196,671	9,725,381
HCA Healthcare, Inc.	126,581	16,903,627
Hill-Rom Holdings, Inc.	282,113	29,534,410
Hologic, Inc. *	434,420	20,986,830
McKesson Corp.	172,939	23,000,887
Medtronic plc	177,139	19,290,437
Molina Healthcare, Inc. *	74,422	8,755,004
UnitedHealth Group, Inc.	24,400	6,165,880
		147,513,203

Household & Personal Products 0.7%
Kimberly-Clark Corp.	22,919	3,045,477
The Procter & Gamble Co.	45,183	5,625,735
Unilever N.V.	102,824	6,091,294
		14,762,506

Insurance 3.1%
Loews Corp.	366,309	17,949,141
MetLife, Inc.	634,341	29,680,815
The Allstate Corp.	183,711	19,550,525
		67,180,481

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Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Materials 3.2%
Berry Global Group, Inc. *	191,739	7,959,086
BHP Group plc ADR	200,849	8,520,015
Celanese Corp.	66,090	8,006,803
CF Industries Holdings, Inc.	123,038	5,579,773
Reliance Steel & Aluminum Co.	238,243	27,645,718
The Sherwin-Williams Co.	22,448	12,847,439
		70,558,834

Media & Entertainment 7.7%
Activision Blizzard, Inc.	177,420	9,940,843
Alphabet, Inc., Class A *	61,329	77,200,945
Alphabet, Inc., Class C *	9,569	12,057,993
Altice USA, Inc., Class A *	207,516	6,422,620
Discovery, Inc., Class A *	279,411	7,531,524
Facebook, Inc., Class A *	161,776	31,004,370
Live Nation Entertainment, Inc. *	190,061	13,399,300
Tencent Holdings Ltd. ADR	134,940	5,465,070
Zynga, Inc., Class A *	995,777	6,143,944
		169,166,609

Pharmaceuticals, Biotechnology & Life Sciences 7.3%
Agilent Technologies, Inc.	71,961	5,451,046
Alexion Pharmaceuticals, Inc. *	253,575	26,726,805
Amgen, Inc.	43,428	9,261,021
Biogen, Inc. *	62,801	18,759,287
Gilead Sciences, Inc.	231,999	14,780,656
Jazz Pharmaceuticals plc *	88,893	11,167,628
Johnson & Johnson	147,135	19,427,705
Merck & Co., Inc.	101,324	8,780,738
Novartis AG ADR	425,360	37,193,478
Novo Nordisk A/S ADR	48,612	2,684,355
Roche Holding AG ADR	114,207	4,296,467
		158,529,186

Real Estate 3.5%
American Tower Corp.	157,143	34,269,745
Boston Properties, Inc.	222,818	30,570,630
Medical Properties Trust, Inc.	252,385	5,231,941
PS Business Parks, Inc.	29,221	5,275,852
		75,348,168

Retailing 6.5%
Amazon.com, Inc. *	39,203	69,650,402
AutoZone, Inc. *	23,552	26,952,438
Booking Holdings, Inc. *	4,218	8,641,712
eBay, Inc.	247,283	8,716,726
Expedia Group, Inc.	94,790	12,954,001
Target Corp.	55,109	5,891,703
The Home Depot, Inc.	40,247	9,441,141
		142,248,123

Semiconductors & Semiconductor Equipment 2.6%
Intel Corp.	500,189	28,275,684
Lam Research Corp.	67,714	18,353,203
Qorvo, Inc. *	86,416	6,987,598
Xilinx, Inc.	35,072	3,182,433
		56,798,918

Security	Number of Shares	Value ($)
Software & Services 13.8%
Accenture plc, Class A	47,355	8,780,564
Akamai Technologies, Inc. *	176,498	15,267,077
Amdocs Ltd.	111,418	7,264,454
Automatic Data Processing, Inc.	40,802	6,619,309
Booz Allen Hamilton Holding Corp.	195,625	13,766,131
Cadence Design Systems, Inc. *	167,141	10,922,664
Genpact Ltd.	158,319	6,201,355
Mastercard, Inc., Class A	55,148	15,265,518
MAXIMUS, Inc.	174,789	13,413,308
Microsoft Corp.	909,805	130,438,743
Oracle Corp.	177,066	9,648,326
PayPal Holdings, Inc. *	169,623	17,657,754
VeriSign, Inc. *	142,258	27,031,865
Visa, Inc., Class A	105,461	18,862,755
		301,139,823

Technology Hardware & Equipment 6.6%
Apple, Inc.	450,694	112,114,640
CDW Corp.	48,285	6,176,134
HP, Inc.	230,008	3,995,239
Jabil, Inc.	271,150	9,983,743
Keysight Technologies, Inc. *	118,899	11,998,098
		144,267,854

Telecommunication Services 0.9%
AT&T, Inc.	256,157	9,859,483
Verizon Communications, Inc.	156,526	9,465,127
		19,324,610

Transportation 0.5%
Norfolk Southern Corp.	15,832	2,881,424
United Airlines Holdings, Inc. *	77,851	7,071,985
		9,953,409

Utilities 4.8%
Exelon Corp.	827,830	37,657,987
IDACORP, Inc.	114,857	12,360,910
NRG Energy, Inc.	703,293	28,216,115
Portland General Electric Co.	284,854	16,202,495
UGI Corp.	207,331	9,883,469
		104,320,976
Total Common Stock
(Cost $1,703,725,390)		2,176,657,420

Other Investment Company 0.0% of net assets

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.75% (a)	879,481	879,481
Total Other Investment Company
(Cost $879,481)		879,481
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt

31
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Portfolio Holdings as of October 31, 2019 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$2,176,657,420	$—	$—	$2,176,657,420
Other Investment Company[1]	879,481	—	—	879,481
Total	$2,177,536,901	$—	$—	$2,177,536,901
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
32
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in unaffiliated issuers, at value (cost $1,704,604,871)		$2,177,536,901
Deposit with broker for futures contracts		3,300,000
Receivables:
Investments sold		4,340,436
Dividends		1,266,261
Fund shares sold		97,357
Foreign tax reclaims		6,638
Prepaid expenses	+	19,143
Total assets		2,186,566,736
Liabilities
Payables:
Investments bought		1,982,421
Investment adviser and administrator fees		853,143
Shareholder service fees		444,600
Independent trustees’ fees		14
Fund shares redeemed		1,095,405
Accrued expenses	+	147,040
Total liabilities		4,522,623
Net Assets
Total assets		2,186,566,736
Total liabilities	–	4,522,623
Net assets		$2,182,044,113
Net Assets by Source
Capital received from investors		1,650,628,660
Total distributable earnings		531,415,453

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,182,044,113		99,795,452		$21.87

33
Schwab Active Equity Funds  |  Annual Report
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Schwab Core Equity Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends (net of foreign withholding tax of $22,335)		$37,171,483
Securities on loan, net	+	44,251
Total investment income		37,215,734
Expenses
Investment adviser and administrator fees		10,055,962
Shareholder service fees		5,221,155
Portfolio accounting fees		77,139
Custodian fees		52,913
Shareholder reports		45,572
Transfer agent fees		40,861
Professional fees		38,549
Registration fees		36,423
Independent trustees’ fees		18,842
Other expenses	+	35,339
Total expenses		15,622,755
Expense reduction by CSIM and its affiliates	–	40,861
Net expenses	–	15,581,894
Net investment income		21,633,840
Realized and Unrealized Gains (Losses)
Net realized gains on investments		44,492,163
Net realized gains on futures contracts	+	1,136,930
Net realized gains		45,629,093
Net change in unrealized appreciation (depreciation) on investments	+	179,996,703
Net realized and unrealized gains		225,625,796
Increase in net assets resulting from operations		$247,259,636
34
Schwab Active Equity Funds  |  Annual Report
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Schwab Core Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$21,633,840	$26,089,047
Net realized gains		45,629,093	232,323,847
Net change in unrealized appreciation (depreciation)	+	179,996,703	(184,772,120)
Increase in net assets from operations		247,259,636	73,640,774
Distributions to Shareholders
Total distributions		($258,813,892)	($252,002,689)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		11,415,378	$217,630,660	5,037,106	$115,966,940
Shares reinvested		10,439,291	193,753,240	8,268,646	186,127,214
Shares redeemed	+	(17,535,305)	(356,277,403)	(14,419,212)	(338,357,426)
Net transactions in fund shares		4,319,364	$55,106,497	(1,113,460)	($36,263,272)
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		95,476,088	$2,138,491,872	96,589,548	$2,353,117,059
Total increase or decrease	+	4,319,364	43,552,241	(1,113,460)	(214,625,187)
End of period		99,795,452	$2,182,044,113	95,476,088	$2,138,491,872
35
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$15.43	$17.21	$14.39	$16.43	$19.17
Income (loss) from investment operations:
Net investment income (loss)[1]	0.23	0.22	0.29	0.31	0.29
Net realized and unrealized gains (losses)	0.93	(0.27)	2.75	(0.29)	(0.21)
Total from investment operations	1.16	(0.05)	3.04	0.02	0.08
Less distributions:
Distributions from net investment income	(0.24)	(0.30)	(0.22)	(0.32)	(0.27)
Distributions from net realized gains	(1.28)	(1.43)	—	(1.74)	(2.55)
Total distributions	(1.52)	(1.73)	(0.22)	(2.06)	(2.82)
Net asset value at end of period	$15.07	$15.43	$17.21	$14.39	$16.43
Total return	8.78%	(0.63%)	21.19%	0.26%	0.12%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.89%	0.88%	0.88%	0.88%	0.88%
Gross operating expenses	0.89%	0.88%	0.88%	0.89%	0.88%
Net investment income (loss)	1.58%	1.36%	1.78%	2.18%	1.71%
Portfolio turnover rate	70%	79%	70%	74%	73%
Net assets, end of period (x 1,000,000)	$847	$1,249	$1,469	$1,560	$1,872

1
Calculated based on the average shares outstanding during the period.
36
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Dividend Equity Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.8% of net assets

Banks 10.8%
Bank of America Corp.	76,267	2,384,869
CIT Group, Inc.	176,428	7,566,997
Citigroup, Inc.	330,136	23,723,573
JPMorgan Chase & Co.	206,173	25,755,131
MGIC Investment Corp.	488,053	6,691,207
Popular, Inc.	15,000	816,900
Regions Financial Corp.	911,618	14,677,050
The PNC Financial Services Group, Inc.	64,826	9,509,974
		91,125,701

Capital Goods 6.7%
Allison Transmission Holdings, Inc.	321,049	14,000,947
Builders FirstSource, Inc. *	232,890	5,265,643
Cummins, Inc.	12,597	2,172,730
Dover Corp.	80,358	8,348,392
Illinois Tool Works, Inc.	5,715	963,435
L3Harris Technologies, Inc.	7,870	1,623,660
Lockheed Martin Corp.	9,138	3,442,102
Masco Corp.	281,183	13,004,714
Parker-Hannifin Corp.	13,385	2,456,014
Spirit AeroSystems Holdings, Inc., Class A	25,424	2,080,192
W.W. Grainger, Inc.	9,960	3,076,046
		56,433,875

Commercial & Professional Services 1.4%
ManpowerGroup, Inc.	98,455	8,951,528
Nielsen Holdings plc	60,000	1,209,600
Robert Half International, Inc.	27,474	1,573,436
		11,734,564

Consumer Durables & Apparel 0.9%
Hanesbrands, Inc.	112,318	1,708,357
PulteGroup, Inc.	73,551	2,886,141
Whirlpool Corp.	21,501	3,270,732
		7,865,230

Consumer Services 3.0%
Hilton Worldwide Holdings, Inc.	38,410	3,724,233
International Game Technology plc	343,004	4,541,373
Starbucks Corp.	144,677	12,233,887
Wyndham Destinations, Inc.	97,809	4,539,316
		25,038,809

Diversified Financials 8.8%
Affiliated Managers Group, Inc.	57,973	4,630,883
Ameriprise Financial, Inc.	69,650	10,509,489
Berkshire Hathaway, Inc., Class B *	44,855	9,535,276
Capital One Financial Corp.	171,838	16,023,893
Discover Financial Services	37,254	2,990,006
Evercore, Inc., Class A	42,004	3,093,175
Security	Number of Shares	Value ($)
Legg Mason, Inc.	41,777	1,556,611
Morgan Stanley	226,119	10,412,780
MSCI, Inc.	4,168	977,646
Navient Corp.	274,260	3,776,560
Synchrony Financial	253,852	8,978,745
T. Rowe Price Group, Inc.	15,396	1,782,857
		74,267,921

Energy 8.5%
Chevron Corp.	259,600	30,149,944
ConocoPhillips	320,755	17,705,676
CVR Energy, Inc.	57,086	2,707,018
Exxon Mobil Corp.	268,269	18,126,936
Helmerich & Payne, Inc.	10,995	412,313
Patterson-UTI Energy, Inc.	13,402	111,505
Valero Energy Corp.	32,396	3,141,764
		72,355,156

Food & Staples Retailing 0.4%
Koninklijke Ahold Delhaize N.V. ADR	79,065	1,967,928
Walmart, Inc.	14,480	1,697,925
		3,665,853

Food, Beverage & Tobacco 5.1%
Campbell Soup Co.	153,815	7,123,173
Coca-Cola Consolidated, Inc.	6,012	1,649,452
Flowers Foods, Inc.	207,041	4,496,930
Ingredion, Inc.	43,937	3,471,023
Nestle S.A. ADR	41,817	4,481,110
PepsiCo, Inc.	85,246	11,693,194
Philip Morris International, Inc.	42,441	3,456,395
The JM Smucker Co.	47,367	5,005,744
Tyson Foods, Inc., Class A	22,243	1,841,498
		43,218,519

Health Care Equipment & Services 4.9%
Cardinal Health, Inc.	99,501	4,920,325
HCA Healthcare, Inc.	53,906	7,198,607
Hill-Rom Holdings, Inc.	29,138	3,050,457
Hologic, Inc. *	17,402	840,691
McKesson Corp.	65,604	8,725,332
Medtronic plc	156,129	17,002,448
		41,737,860

Household & Personal Products 2.2%
Kimberly-Clark Corp.	57,201	7,600,869
The Procter & Gamble Co.	85,905	10,696,031
		18,296,900

Insurance 5.1%
Allianz SE ADR	79,896	1,950,261
First American Financial Corp.	42,059	2,598,405
Loews Corp.	96,409	4,724,041

37
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
MetLife, Inc.	358,458	16,772,250
The Allstate Corp.	162,809	17,326,134
		43,371,091

Materials 4.8%
Axalta Coating Systems Ltd. *	90,295	2,662,800
BHP Group plc ADR	99,711	4,229,741
Celanese Corp.	40,003	4,846,363
CF Industries Holdings, Inc.	28,039	1,271,569
NewMarket Corp.	23,311	11,317,257
PPG Industries, Inc.	43,318	5,419,948
Reliance Steel & Aluminum Co.	49,126	5,700,581
Steel Dynamics, Inc.	109,032	3,310,211
The Sherwin-Williams Co.	2,987	1,709,520
		40,467,990

Media & Entertainment 4.1%
Activision Blizzard, Inc.	16,225	909,087
Alphabet, Inc., Class A *	1,843	2,319,968
Altice USA, Inc., Class A *	182,269	5,641,225
Cinemark Holdings, Inc.	98,391	3,601,111
Comcast Corp., Class A	56,035	2,511,489
Discovery, Inc., Class A *	120,308	3,242,902
Live Nation Entertainment, Inc. *	34,096	2,403,768
Meredith Corp.	23,708	893,792
Sinclair Broadcast Group, Inc., Class A	47,819	1,905,109
The Interpublic Group of Cos., Inc.	286,905	6,240,184
Viacom, Inc., Class B	231,015	4,980,683
		34,649,318

Pharmaceuticals, Biotechnology & Life Sciences 6.9%
Alexion Pharmaceuticals, Inc. *	24,547	2,587,254
Amgen, Inc.	13,108	2,795,281
Biogen, Inc. *	11,028	3,294,174
Gilead Sciences, Inc.	91,816	5,849,597
GlaxoSmithKline plc ADR	9,841	450,718
Johnson & Johnson	115,725	15,280,329
Novartis AG ADR	24,356	2,129,689
Novo Nordisk A/S ADR	50,771	2,803,574
Pfizer, Inc.	183,778	7,051,562
Regeneron Pharmaceuticals, Inc. *	9,204	2,819,001
Roche Holding AG ADR	348,632	13,115,536
		58,176,715

Real Estate 6.9%
Alexander & Baldwin, Inc.	144,845	3,405,306
American Tower Corp.	69,667	15,192,979
Boston Properties, Inc.	73,706	10,112,463
Brandywine Realty Trust	324,769	4,962,470
Colony Capital, Inc.	245,021	1,372,118
EPR Properties	21,000	1,633,590
Equity LifeStyle Properties, Inc.	39,974	2,795,782
First Industrial Realty Trust, Inc.	46,784	1,970,074
Gaming & Leisure Properties, Inc.	30,880	1,246,317
Outfront Media, Inc.	21,422	563,613
Park Hotels & Resorts, Inc.	85,641	1,991,153
PS Business Parks, Inc.	60,970	11,008,134
Retail Properties of America, Inc., Class A	36,696	504,937
VEREIT, Inc.	173,547	1,707,702
		58,466,638

Security	Number of Shares	Value ($)
Retailing 0.5%
Best Buy Co., Inc.	34,440	2,473,825
Target Corp.	15,026	1,606,430
		4,080,255

Semiconductors & Semiconductor Equipment 2.1%
Broadcom, Inc.	11,549	3,382,125
Intel Corp.	262,105	14,816,795
		18,198,920

Software & Services 2.2%
Amdocs Ltd.	32,321	2,107,329
International Business Machines Corp.	6,356	849,988
MAXIMUS, Inc.	12,542	962,473
Microsoft Corp.	25,988	3,725,900
VeriSign, Inc. *	57,295	10,887,196
		18,532,886

Technology Hardware & Equipment 3.3%
Apple, Inc.	15,331	3,813,739
Cisco Systems, Inc.	258,919	12,301,242
HP, Inc.	390,361	6,780,571
Jabil, Inc.	47,671	1,755,246
Keysight Technologies, Inc. *	26,997	2,724,267
Sanmina Corp. *	23,667	727,287
		28,102,352

Telecommunication Services 2.9%
AT&T, Inc.	243,366	9,367,157
BT Group plc	190,720	506,143
CenturyLink, Inc.	251,622	3,255,989
Telephone & Data Systems, Inc.	28,040	731,564
Verizon Communications, Inc.	174,248	10,536,777
		24,397,630

Transportation 0.8%
Delta Air Lines, Inc.	65,717	3,619,692
Southwest Airlines Co.	61,107	3,429,936
		7,049,628

Utilities 7.5%
AES Corp.	106,354	1,813,336
Exelon Corp.	394,296	17,936,525
IDACORP, Inc.	48,280	5,195,894
NRG Energy, Inc.	421,582	16,913,870
Portland General Electric Co.	285,239	16,224,394
UGI Corp.	115,893	5,524,619
		63,608,638
Total Common Stock
(Cost $721,563,424)		844,842,449

38
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.3% of net assets

Time Deposit 0.3%
Citibank
1.18%, 11/01/19 (a)	2,904,772	2,904,772
Total Short-Term Investment
(Cost $2,904,772)		2,904,772
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

ADR —	American Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$820,444,819	$—	$—	$820,444,819
Telecommunication Services	23,891,487	506,143	—	24,397,630
Short-Term Investment[1]	—	2,904,772	—	2,904,772
Total	$844,336,306	$3,410,915	$—	$847,747,221
[1]	As categorized in Portfolio Holdings.
39
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in unaffiliated issuers, at value (cost $724,468,196)		$847,747,221
Receivables:
Dividends		733,313
Fund shares sold		556,887
Foreign tax reclaims		15,019
Income from securities on loan		94
Interest		83
Prepaid expenses	+	19,228
Total assets		849,071,845
Liabilities
Payables:
Investments bought		1,047,123
Investment adviser and administrator fees		441,458
Shareholder service fees		170,546
Independent trustees’ fees		9
Fund shares redeemed		353,834
Accrued expenses	+	104,170
Total liabilities		2,117,140
Net Assets
Total assets		849,071,845
Total liabilities	–	2,117,140
Net assets		$846,954,705
Net Assets by Source
Capital received from investors		679,823,303
Total distributable earnings		167,131,402

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$846,954,705		56,193,727		$15.07

40
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends (net of foreign withholding tax of $19,668)		$23,246,124
Interest		55,187
Securities on loan, net	+	1,660
Total investment income		23,302,971
Expenses
Investment adviser and administrator fees		5,850,081
Shareholder service fees		2,268,274
Portfolio accounting fees		69,504
Custodian fees		40,060
Professional fees		37,156
Registration fees		30,364
Transfer agent fees		25,201
Shareholder reports		24,757
Independent trustees’ fees		12,924
Other expenses	+	25,445
Total expenses		8,383,766
Expense reduction by CSIM and its affiliates	–	25,201
Net expenses	–	8,358,565
Net investment income		14,944,406
Realized and Unrealized Gains (Losses)
Net realized gains on investments		41,885,822
Net realized gains on futures contracts	+	1,770,698
Net realized gains		43,656,520
Net change in unrealized appreciation (depreciation) on investments	+	7,941,778
Net realized and unrealized gains		51,598,298
Increase in net assets resulting from operations		$66,542,704
41
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$14,944,406	$19,019,115
Net realized gains		43,656,520	100,779,824
Net change in unrealized appreciation (depreciation)	+	7,941,778	(119,244,775)
Increase in net assets from operations		66,542,704	554,164
Distributions to Shareholders
Total distributions		($116,674,245)	($146,370,393)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,035,151	$55,294,907	4,465,871	$72,752,175
Shares reinvested		5,687,633	76,661,106	5,882,999	95,048,975
Shares redeemed	+	(34,473,540)	(483,993,577)	(14,759,098)	(242,239,003)
Net transactions in fund shares		(24,750,756)	($352,037,564)	(4,410,228)	($74,437,853)
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		80,944,483	$1,249,123,810	85,354,711	$1,469,377,892
Total decrease	+	(24,750,756)	(402,169,105)	(4,410,228)	(220,254,082)
End of period		56,193,727	$846,954,705	80,944,483	$1,249,123,810
42
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$18.04	$18.65	$15.20	$17.68	$18.38
Income (loss) from investment operations:
Net investment income (loss)[1]	0.06	0.06	0.08	0.20	0.13
Net realized and unrealized gains (losses)	1.79	0.75	4.04	(0.12)	1.08
Total from investment operations	1.85	0.81	4.12	0.08	1.21
Less distributions:
Distributions from net investment income	(0.07)	(0.07)	(0.17)	(0.20)	(0.09)
Distributions from net realized gains	(1.75)	(1.35)	(0.50)	(2.36)	(1.82)
Total distributions	(1.82)	(1.42)	(0.67)	(2.56)	(1.91)
Net asset value at end of period	$18.07	$18.04	$18.65	$15.20	$17.68
Total return	12.18%	4.46%	28.10%	0.54%	7.00%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.99%	0.99%	0.99%	1.00% [2]	0.99%
Gross operating expenses	1.03%	1.02%	1.04%	1.04%	1.03%
Net investment income (loss)	0.34%	0.30%	0.48%	1.32%	0.75%
Portfolio turnover rate	67%	88%	81%	84%	90%
Net assets, end of period (x 1,000,000)	$181	$243	$257	$219	$251

1
Calculated based on the average shares outstanding during the period.
2
The ratio of net operating expenses would have been 0.99%, if certain non-routine expenses had not been incurred.
43
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Banks 1.1%
Essent Group Ltd.	3,223	167,886
MGIC Investment Corp.	107,752	1,477,280
Regions Financial Corp.	24,104	388,075
		2,033,241

Capital Goods 6.2%
Allison Transmission Holdings, Inc.	68,015	2,966,134
Dover Corp.	11,198	1,163,360
Honeywell International, Inc.	4,917	849,313
Lockheed Martin Corp.	4,578	1,724,441
Masco Corp.	25,611	1,184,509
MasTec, Inc. *	20,533	1,292,347
Oshkosh Corp.	15,639	1,335,258
Spirit AeroSystems Holdings, Inc., Class A	8,307	679,679
		11,195,041

Commercial & Professional Services 0.7%
Robert Half International, Inc.	13,890	795,480
Waste Management, Inc.	4,159	466,682
		1,262,162

Consumer Durables & Apparel 0.6%
NIKE, Inc., Class B	6,613	592,194
Sony Corp. ADR	8,976	546,010
		1,138,204

Consumer Services 2.5%
Darden Restaurants, Inc.	6,229	699,330
Hilton Worldwide Holdings, Inc.	12,979	1,258,444
Starbucks Corp.	31,103	2,630,069
		4,587,843

Diversified Financials 2.4%
Ameriprise Financial, Inc.	5,266	794,587
E*TRADE Financial Corp.	20,759	867,519
Evercore, Inc., Class A	6,050	445,522
MSCI, Inc.	2,842	666,619
Synchrony Financial	5,248	185,622
T. Rowe Price Group, Inc.	11,395	1,319,541
		4,279,410

Energy 1.0%
Chevron Corp.	3,597	417,755
ConocoPhillips	25,028	1,381,546
		1,799,301

Security	Number of Shares	Value ($)
Food, Beverage & Tobacco 3.8%
Campbell Soup Co.	20,481	948,475
Flowers Foods, Inc.	56,207	1,220,816
Nestle S.A. ADR	6,618	709,185
PepsiCo, Inc.	28,588	3,921,416
		6,799,892

Health Care Equipment & Services 7.2%
Cardinal Health, Inc.	8,800	435,160
Edwards Lifesciences Corp. *	2,198	523,959
HCA Healthcare, Inc.	4,666	623,098
Hill-Rom Holdings, Inc.	18,000	1,884,420
Hologic, Inc. *	51,114	2,469,317
McKesson Corp.	5,742	763,686
Medtronic plc	11,067	1,205,196
Omnicell, Inc. *	5,483	385,948
Steris plc	3,801	538,108
The Cooper Cos., Inc.	2,229	648,639
UnitedHealth Group, Inc.	12,186	3,079,402
Veeva Systems, Inc., Class A *	3,397	481,797
		13,038,730

Household & Personal Products 0.3%
Unilever N.V.	8,839	523,622

Materials 0.7%
Berry Global Group, Inc. *	19,491	809,071
CF Industries Holdings, Inc.	9,313	422,345
		1,231,416

Media & Entertainment 11.4%
Alphabet, Inc., Class A *	7,673	9,658,773
Altice USA, Inc., Class A *	45,215	1,399,404
Comcast Corp., Class A	19,328	866,281
Discovery, Inc., Class A *	31,269	842,856
Facebook, Inc., Class A *	26,851	5,145,994
Live Nation Entertainment, Inc. *	14,548	1,025,634
Netflix, Inc. *	2,213	636,038
Nintendo Co. Ltd	7,275	338,433
Tencent Holdings Ltd. ADR	17,936	726,408
		20,639,821

Pharmaceuticals, Biotechnology & Life Sciences 7.4%
Agilent Technologies, Inc.	8,760	663,570
Alexion Pharmaceuticals, Inc. *	25,918	2,731,757
Amgen, Inc.	5,305	1,131,291
Biogen, Inc. *	5,303	1,584,059
Charles River Laboratories International, Inc. *	2,478	322,091
Jazz Pharmaceuticals plc *	3,368	423,122
Novartis AG ADR	18,757	1,640,112
Novo Nordisk A/S ADR	20,913	1,154,816
PRA Health Sciences, Inc. *	7,932	775,036

44
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Regeneron Pharmaceuticals, Inc. *	2,915	892,806
Roche Holding AG ADR	53,720	2,020,946
		13,339,606

Real Estate 3.1%
American Tower Corp.	10,290	2,244,043
Boston Properties, Inc.	13,844	1,899,397
Equinix, Inc.	655	371,241
PS Business Parks, Inc.	6,199	1,119,229
		5,633,910

Retailing 10.3%
Amazon.com, Inc. *	6,762	12,013,775
AutoZone, Inc. *	1,198	1,370,967
Best Buy Co., Inc.	14,403	1,034,568
Expedia Group, Inc.	4,110	561,673
The Home Depot, Inc.	15,328	3,595,642
		18,576,625

Semiconductors & Semiconductor Equipment 3.7%
Broadcom, Inc.	2,686	786,595
Lam Research Corp.	7,641	2,071,017
NVIDIA Corp.	4,051	814,332
Teradyne, Inc.	7,901	483,699
Texas Instruments, Inc.	16,794	1,981,524
Xilinx, Inc.	6,196	562,225
		6,699,392

Software & Services 24.6%
Accenture plc, Class A	6,380	1,182,980
Adobe, Inc. *	5,978	1,661,466
Akamai Technologies, Inc. *	18,618	1,610,457
Amdocs Ltd.	10,891	710,093
Autodesk, Inc. *	5,852	862,351
Booz Allen Hamilton Holding Corp.	25,574	1,799,642
Cadence Design Systems, Inc. *	23,444	1,532,065
Citrix Systems, Inc.	2,013	219,135
Genpact Ltd.	14,987	587,041
Intuit, Inc.	5,029	1,294,968
j2 Global, Inc.	5,792	550,008
Mastercard, Inc., Class A	11,525	3,190,235
MAXIMUS, Inc.	15,763	1,209,653
Microsoft Corp.	103,916	14,898,437
Nuance Communications, Inc. *	32,123	524,247
Oracle Corp.	17,656	962,075
Security	Number of Shares	Value ($)
PayPal Holdings, Inc. *	23,779	2,475,394
Proofpoint, Inc. *	3,022	348,648
ServiceNow, Inc. *	3,818	944,039
SS&C Technologies Holdings, Inc.	22,872	1,189,573
Synopsys, Inc. *	4,749	644,677
VeriSign, Inc. *	14,565	2,767,641
Visa, Inc., Class A	18,825	3,367,039
		44,531,864

Technology Hardware & Equipment 10.8%
Apple, Inc.	62,503	15,548,247
Cisco Systems, Inc.	43,969	2,088,967
Jabil, Inc.	17,605	648,216
Keysight Technologies, Inc. *	11,368	1,147,145
		19,432,575

Transportation 1.3%
Southwest Airlines Co.	11,999	673,504
Union Pacific Corp.	10,096	1,670,484
		2,343,988

Utilities 0.6%
Exelon Corp.	13,746	625,306
NRG Energy, Inc.	13,037	523,044
		1,148,350
Total Common Stock
(Cost $123,392,518)		180,234,993
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.5% of net assets

Time Deposit 0.5%
JPMorgan Chase Bank
1.18%, 11/01/19 (a)	903,413	903,413
Total Short-Term Investment
(Cost $903,413)		903,413
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

ADR —	American Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$180,234,993	$—	$—	$180,234,993
Short-Term Investment[1]	—	903,413	—	903,413
Total	$180,234,993	$903,413	$—	$181,138,406
[1]	As categorized in Portfolio Holdings.
45
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in unaffiliated issuers, at value (cost $124,295,931)		$181,138,406
Receivables:
Investments sold		90,702
Fund shares sold		300,725
Dividends		50,741
Foreign tax reclaims		1,432
Interest		30
Prepaid expenses	+	14,631
Total assets		181,596,667
Liabilities
Payables:
Investments bought		498,212
Investment adviser and administrator fees		103,080
Shareholder service fees		36,164
Independent trustees’ fees		7
Fund shares redeemed		100,529
Accrued expenses	+	49,933
Total liabilities		787,925
Net Assets
Total assets		181,596,667
Total liabilities	–	787,925
Net assets		$180,808,742
Net Assets by Source
Capital received from investors		114,495,291
Total distributable earnings		66,313,451

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$180,808,742		10,004,676		$18.07

46
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends (net of foreign withholding tax of $2,996)		$2,269,090
Interest		23,956
Securities on loan, net	+	256,462
Total investment income		2,549,508
Expenses
Investment adviser and administrator fees		1,374,929
Shareholder service fees		457,748
Professional fees		36,104
Portfolio accounting fees		27,245
Registration fees		27,228
Custodian fees		14,381
Shareholder reports		11,598
Transfer agent fees		9,543
Independent trustees’ fees		8,926
Other expenses	+	7,394
Total expenses		1,975,096
Expense reduction by CSIM and its affiliates	–	84,017
Net expenses	–	1,891,079
Net investment income		658,429
Realized and Unrealized Gains (Losses)
Net realized gains on investments		9,087,973
Net realized gains on futures contracts	+	178,599
Net realized gains		9,266,572
Net change in unrealized appreciation (depreciation) on investments		8,596,113
Net change in unrealized appreciation (depreciation) on futures contracts	+	90,126
Net change in unrealized appreciation (depreciation)	+	8,686,239
Net realized and unrealized gains		17,952,811
Increase in net assets resulting from operations		$18,611,240
47
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$658,429	$787,740
Net realized gains		9,266,572	23,386,823
Net change in unrealized appreciation (depreciation)	+	8,686,239	(12,202,184)
Increase in net assets from operations		18,611,240	11,972,379
Distributions to Shareholders
Total distributions		($24,256,179)	($19,458,886)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,083,640	$17,768,963	1,778,882	$33,172,055
Shares reinvested		1,033,263	15,729,023	679,342	12,058,316
Shares redeemed	+	(5,570,871)	(89,814,641)	(2,772,143)	(51,802,580)
Net transactions in fund shares		(3,453,968)	($56,316,655)	(313,919)	($6,572,209)
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		13,458,644	$242,770,336	13,772,563	$256,829,052
Total decrease	+	(3,453,968)	(61,961,594)	(313,919)	(14,058,716)
End of period		10,004,676	$180,808,742	13,458,644	$242,770,336
48
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$20.87	$23.58	$18.81	$21.19	$25.11
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.01	(0.00) [2]	0.07	0.05
Net realized and unrealized gains (losses)	(0.35) [3]	0.32	4.86	0.12	0.63
Total from investment operations	(0.33)	0.33	4.86	0.19	0.68
Less distributions:
Distributions from net investment income	(0.01)	—	(0.09)	(0.04)	(0.02)
Distributions from net realized gains	(3.85)	(3.04)	—	(2.53)	(4.58)
Total distributions	(3.86)	(3.04)	(0.09)	(2.57)	(4.60)
Net asset value at end of period	$16.68	$20.87	$23.58	$18.81	$21.19
Total return	0.08%	1.37%	25.87%	1.47%	3.01%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.09%	1.09%	1.10%	1.09%	1.09%
Gross operating expenses	1.09%	1.09%	1.10%	1.10%	1.09%
Net investment income (loss)	0.09%	0.06%	(0.01%)	0.37%	0.22%
Portfolio turnover rate	117%	111%	99%	85%	95%
Net assets, end of period (x 1,000,000)	$579	$573	$645	$571	$630

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
49
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.5% of net assets

Automobiles & Components 2.3%
American Axle & Manufacturing Holdings, Inc. *	125,634	1,050,300
Cooper Tire & Rubber Co.	94,887	2,679,609
Dana, Inc.	343,800	5,579,874
Gentherm, Inc. *	94,670	3,954,366
Superior Industries International, Inc.	118,420	307,892
		13,572,041

Banks 10.8%
1st Source Corp.	37,837	1,936,498
Amalgamated Bank, Class A	49,487	901,158
BancFirst Corp.	17,652	1,021,874
Banner Corp.	43,681	2,357,900
Boston Private Financial Holdings, Inc.	30,955	348,244
Century Bancorp, Inc., Class A	1,365	118,769
Customers Bancorp, Inc. *	96,559	2,276,861
Essent Group Ltd.	83,194	4,333,575
Financial Institutions, Inc.	113,439	3,565,388
First BanCorp	763,062	8,027,412
First Defiance Financial Corp.	49,862	1,541,733
First Financial Corp.	68,377	2,999,699
First Foundation, Inc.	49,449	791,678
Flagstar Bancorp, Inc.	56,559	2,055,354
Great Southern Bancorp, Inc.	12,741	769,811
Hilltop Holdings, Inc.	182,670	4,267,171
International Bancshares Corp.	148,697	6,090,629
MGIC Investment Corp.	283,970	3,893,229
MMA Capital Holdings, Inc. *	7,320	232,996
NMI Holdings, Inc., Class A *	96,821	2,832,014
OFG Bancorp	226,091	4,591,908
Peapack-Gladstone Financial Corp.	7,023	205,072
Radian Group, Inc.	225,579	5,662,033
Republic Bancorp, Inc., Class A	36,826	1,637,652
Sierra Bancorp	6,698	182,454
Timberland Bancorp, Inc.	7,071	187,382
		62,828,494

Capital Goods 11.6%
Albany International Corp., Class A	44,463	3,734,003
Astronics Corp. *	43,296	1,252,986
Atkore International Group, Inc. *	232,309	8,061,122
AZZ, Inc.	22,522	873,628
Builders FirstSource, Inc. *	116,550	2,635,196
Columbus McKinnon Corp.	15,323	574,919
Commercial Vehicle Group, Inc. *	145,429	1,060,177
EMCOR Group, Inc.	94,297	8,270,790
Encore Wire Corp.	54,000	3,034,800
EnerSys	13,649	912,572
Federal Signal Corp.	35,355	1,146,916
Foundation Building Materials, Inc. *	67,977	1,263,692
Generac Holdings, Inc. *	22,020	2,126,692
General Finance Corp. *	14,423	141,057
GMS, Inc. *	34,481	1,033,051
Security	Number of Shares	Value ($)
Great Lakes Dredge & Dock Corp. *	306,870	3,298,852
Hillenbrand, Inc.	116,717	3,593,716
MasTec, Inc. *	20,420	1,285,235
Moog, Inc., Class A	57,967	4,852,418
Mueller Industries, Inc.	85,560	2,632,681
Navistar International Corp. *	24,702	772,679
Park-Ohio Holdings Corp.	29,706	913,757
PGT Innovations, Inc. *	68,383	1,207,644
Powell Industries, Inc.	11,653	456,331
Regal Beloit Corp.	13,430	994,492
Rexnord Corp. *	130,551	3,693,288
SPX Corp. *	45,192	2,058,044
Universal Forest Products, Inc.	17,787	895,753
Vectrus, Inc. *	5,624	257,073
Watts Water Technologies, Inc., Class A	46,630	4,348,247
		67,381,811

Commercial & Professional Services 4.0%
Barrett Business Services, Inc.	55,530	4,871,647
Heidrick & Struggles International, Inc.	25,597	728,491
Herman Miller, Inc.	32,904	1,530,036
Insperity, Inc.	28,611	3,022,180
Kelly Services, Inc., Class A	65,787	1,579,546
Kimball International, Inc., Class B	114,701	2,335,312
Knoll, Inc.	14,599	390,377
McGrath RentCorp	29,071	2,218,408
Steelcase, Inc., Class A	26,203	457,766
Tetra Tech, Inc.	14,126	1,235,601
TriNet Group, Inc. *	73,998	3,921,154
UniFirst Corp.	4,876	979,296
		23,269,814

Consumer Durables & Apparel 2.8%
Crocs, Inc. *	11,257	393,883
Deckers Outdoor Corp. *	6,258	956,848
Installed Building Products, Inc. *	71,682	4,675,100
M/I Homes, Inc. *	43,247	1,910,653
Malibu Boats, Inc., Class A *	114,402	3,731,793
Rocky Brands, Inc.	19,595	544,937
Taylor Morrison Home Corp. *	80,308	2,011,715
TopBuild Corp. *	12,644	1,314,091
YETI Holdings, Inc. *(a)	27,214	906,498
		16,445,518

Consumer Services 2.4%
Bloomin' Brands, Inc.	65,442	1,296,406
Boyd Gaming Corp.	78,720	2,145,120
Collectors Universe, Inc.	79,572	2,280,534
Cracker Barrel Old Country Store, Inc.	2,245	349,097
Everi Holdings, Inc. *	65,843	662,381
International Game Technology plc	39,637	524,794
K12, Inc. *	172,134	3,406,532
Red Robin Gourmet Burgers, Inc. *	26,855	819,077

50
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
SeaWorld Entertainment, Inc. *	64,722	1,709,955
The Habit Restaurants, Inc., Class A *	52,901	555,990
		13,749,886

Diversified Financials 3.0%
Enova International, Inc. *	195,223	4,585,788
Navient Corp.	577,406	7,950,881
On Deck Capital, Inc. *	486,112	2,168,059
Regional Management Corp. *	92,218	2,667,867
		17,372,595

Energy 2.2%
Arch Coal, Inc., Class A	7,564	596,724
Archrock, Inc.	141,196	1,361,129
CONSOL Energy, Inc. *	158,631	2,098,688
CVR Energy, Inc.	31,175	1,478,318
Dorian LPG Ltd. *	42,331	527,021
Evolution Petroleum Corp.	103,627	582,384
Matrix Service Co. *	219,935	4,125,981
World Fuel Services Corp.	43,254	1,806,720
		12,576,965

Food & Staples Retailing 0.1%
Natural Grocers by Vitamin Cottage, Inc. *	65,010	570,138

Food, Beverage & Tobacco 2.5%
Coca-Cola Consolidated, Inc.	13,403	3,677,247
Darling Ingredients, Inc. *	25,216	486,669
John B. Sanfilippo & Son, Inc.	22,424	2,379,635
Lancaster Colony Corp.	2,970	413,365
The Boston Beer Co., Inc., Class A *	3,962	1,483,610
The Simply Good Foods Co. *	146,950	3,606,153
Universal Corp.	41,166	2,255,897
		14,302,576

Health Care Equipment & Services 5.0%
Accuray, Inc. *	336,951	876,073
CONMED Corp.	11,452	1,259,949
Haemonetics Corp. *	5,149	621,639
HMS Holdings Corp. *	56,302	1,840,512
Integer Holdings Corp. *	95,305	7,380,419
Invacare Corp.	57,447	443,491
Lantheus Holdings, Inc. *	95,277	1,986,525
Natus Medical, Inc. *	134,929	4,544,409
NextGen Healthcare, Inc. *	26,328	445,075
Novocure Ltd. *	11,188	801,508
NuVasive, Inc. *	14,354	1,012,531
Surmodics, Inc. *	21,419	1,017,617
Tactile Systems Technology, Inc. *	22,219	1,009,187
Tandem Diabetes Care, Inc. *	49,094	3,023,209
Varex Imaging Corp. *	82,694	2,481,647
		28,743,791

Household & Personal Products 1.1%
Inter Parfums, Inc.	24,110	1,866,837
Lifevantage Corp. *	38,360	520,162
Medifast, Inc.	34,215	3,795,812
		6,182,811

Security	Number of Shares	Value ($)
Insurance 2.9%
American Equity Investment Life Holding Co.	80,749	1,992,885
Argo Group International Holdings Ltd.	32,979	2,040,411
Crawford & Co., Class B	15,928	148,130
Employers Holdings, Inc.	30,735	1,301,320
MBIA, Inc. *	92,064	855,275
National General Holdings Corp.	122,573	2,613,256
National Western Life Group, Inc., Class A	16,598	4,524,615
Selective Insurance Group, Inc.	48,199	3,331,515
		16,807,407

Materials 2.2%
Cabot Corp.	15,591	679,612
Domtar Corp.	18,741	681,985
Hawkins, Inc.	6,815	291,341
Innospec, Inc.	20,481	1,871,144
Materion Corp.	14,049	798,545
Minerals Technologies, Inc.	16,360	809,002
Orion Engineered Carbons S.A.	94,393	1,563,148
PolyOne Corp.	34,579	1,108,257
Ryerson Holding Corp. *	268,936	2,337,054
Trinseo S.A.	8,936	379,780
Tronox Holdings plc, Class A *	234,592	1,991,686
		12,511,554

Media & Entertainment 2.0%
AMC Networks, Inc., Class A *	14,903	649,026
IMAX Corp. *	28,798	614,837
Liberty Latin America Ltd., Class A *	244,402	4,567,873
Meredith Corp.	28,227	1,064,158
Sinclair Broadcast Group, Inc., Class A	106,394	4,238,737
Yelp, Inc. *	15,314	528,486
		11,663,117

Pharmaceuticals, Biotechnology & Life Sciences 13.6%
Affimed N.V. *	180,950	531,993
Agenus, Inc. *	110,381	285,887
Akcea Therapeutics, Inc. *(a)	19,043	349,058
ANI Pharmaceuticals, Inc. *	41,544	3,245,002
Anika Therapeutics, Inc. *	35,165	2,475,264
Arena Pharmaceuticals, Inc. *	43,551	2,121,587
Arrowhead Pharmaceuticals, Inc. *	30,367	1,216,198
BioDelivery Sciences International, Inc. *	306,861	1,773,657
BioSpecifics Technologies Corp. *	27,843	1,348,437
CareDx, Inc. *	29,892	783,469
Collegium Pharmaceutical, Inc. *	142,530	1,710,360
Eagle Pharmaceuticals, Inc. *	53,366	3,346,048
Emergent BioSolutions, Inc. *	127,728	7,300,932
Enanta Pharmaceuticals, Inc. *	9,525	579,882
Endo International plc *	166,873	765,947
Esperion Therapeutics, Inc. *	84,923	3,377,388
FibroGen, Inc. *	64,321	2,518,167
Halozyme Therapeutics, Inc. *	120,979	1,853,398
Harvard Bioscience, Inc. *	13,450	37,660
Horizon Therapeutics plc *	184,116	5,322,794
Lannett Co., Inc. *	69,361	824,702
Ligand Pharmaceuticals, Inc. *	26,764	2,912,191
Medpace Holdings, Inc. *	63,635	4,685,445
Myriad Genetics, Inc. *	24,011	808,450
Pacira BioSciences, Inc. *	80,395	3,255,194
PDL BioPharma, Inc. *	758,380	2,138,632
Prestige Consumer Healthcare, Inc. *	57,330	2,032,922
Puma Biotechnology, Inc. *	152,814	1,039,135
Radius Health, Inc. *	81,099	2,306,456

51
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Repligen Corp. *	57,756	4,591,024
Retrophin, Inc. *	71,159	853,908
Seres Therapeutics, Inc. *	100,245	350,858
Supernus Pharmaceuticals, Inc. *	89,398	2,484,370
Syneos Health, Inc. *	78,830	3,953,325
Vanda Pharmaceuticals, Inc. *	180,359	2,436,650
Veracyte, Inc. *	77,329	1,773,154
Vericel Corp. *	45,406	720,593
Voyager Therapeutics, Inc. *	54,418	837,493
		78,947,630

Real Estate 9.3%
Alexander & Baldwin, Inc.	306,106	7,196,552
Brandywine Realty Trust	399,498	6,104,329
CareTrust REIT, Inc.	30,558	740,726
Cedar Realty Trust, Inc.	361,978	1,209,007
Colony Capital, Inc.	557,986	3,124,722
Columbia Property Trust, Inc.	275,026	5,643,534
CoreCivic, Inc.	203,418	3,104,159
CorEnergy Infrastructure Trust, Inc.	50,691	2,441,785
Essential Properties Realty Trust, Inc.	23,682	607,680
First Industrial Realty Trust, Inc.	106,157	4,470,271
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	79,717	2,380,350
Lexington Realty Trust	336,663	3,662,893
Marcus & Millichap, Inc. *	21,823	779,518
Office Properties Income Trust	14,473	461,399
Paramount Group, Inc.	271,134	3,652,175
Piedmont Office Realty Trust, Inc., Class A	183,642	4,120,926
PS Business Parks, Inc.	11,179	2,018,368
RE/MAX Holdings, Inc., Class A	48,596	1,625,536
The RMR Group, Inc., Class A	13,832	669,469
		54,013,399

Retailing 1.6%
1-800-Flowers.com, Inc., Class A *	119,511	1,704,227
America's Car-Mart, Inc. *	20,218	1,839,636
Funko, Inc., Class A *	48,089	865,602
Lithia Motors, Inc., Class A	10,851	1,708,815
Sally Beauty Holdings, Inc. *	98,614	1,528,517
Tailored Brands, Inc. (a)	408,800	1,896,832
		9,543,629

Semiconductors & Semiconductor Equipment 2.6%
Diodes, Inc. *	43,638	2,035,713
Enphase Energy, Inc. *(a)	43,872	852,433
Inphi Corp. *	29,258	2,103,065
NeoPhotonics Corp. *	307,193	2,021,330
Synaptics, Inc. *	16,760	705,764
Xperi Corp.	347,122	7,048,312
		14,766,617

Software & Services 9.9%
ACI Worldwide, Inc. *	12,892	404,680
Agilysys, Inc. *	54,288	1,367,515
Alarm.com Holdings, Inc. *	13,779	680,683
Box, Inc., Class A *	89,294	1,510,855
CACI International, Inc., Class A *	24,263	5,428,846
Cardtronics plc, Class A *	37,921	1,299,173
ChannelAdvisor Corp. *	76,481	719,686
CommVault Systems, Inc. *	138,559	6,882,226
Cornerstone OnDemand, Inc. *	106,455	6,235,069
Digital Turbine, Inc. *	31,154	217,766
eGain Corp. *	50,455	379,674
Security	Number of Shares	Value ($)
EVERTEC, Inc.	134,287	4,107,839
j2 Global, Inc.	39,000	3,703,440
MAXIMUS, Inc.	23,957	1,838,460
MobileIron, Inc. *	435,546	2,726,518
Perspecta, Inc.	32,519	863,054
Progress Software Corp.	187,092	7,461,229
Qualys, Inc. *	23,465	2,002,268
SPS Commerce, Inc. *	14,006	739,097
Synchronoss Technologies, Inc. *(a)	214,556	1,287,336
Telenav, Inc. *	240,827	1,134,295
Verint Systems, Inc. *	72,254	3,279,609
Workiva, Inc. *	70,186	2,924,651
		57,193,969

Technology Hardware & Equipment 2.5%
AstroNova, Inc.	11,736	186,133
Ciena Corp. *	141,884	5,266,734
Extreme Networks, Inc. *	334,150	2,151,926
KEMET Corp.	5,912	128,527
Plantronics, Inc.	32,669	1,287,812
Sanmina Corp. *	109,634	3,369,053
Viavi Solutions, Inc. *	96,705	1,543,412
Vishay Precision Group, Inc. *	11,488	391,166
		14,324,763

Telecommunication Services 1.1%
Consolidated Communications Holdings, Inc.	100,105	400,420
Shenandoah Telecommunications Co.	52,866	1,700,170
Telephone & Data Systems, Inc.	142,031	3,705,589
United States Cellular Corp. *	20,226	752,812
		6,558,991

Transportation 1.8%
Controladora Vuela Cia de Aviacion S.A.B. de C.V. ADR *	140,726	1,525,470
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. ADR	103,038	5,739,217
Mesa Air Group, Inc. *	96,033	731,771
Radiant Logistics, Inc. *	402,319	2,168,499
SkyWest, Inc.	5,329	317,342
		10,482,299

Utilities 2.2%
AquaVenture Holdings Ltd. *	109,292	2,144,309
Atlantic Power Corp. *	893,829	2,082,622
Avista Corp.	27,616	1,326,396
Consolidated Water Co., Ltd.	90,546	1,588,177
Spark Energy, Inc., Class A	301,355	2,883,967
Unitil Corp.	44,380	2,763,543
		12,789,014
Total Common Stock
(Cost $544,289,717)		576,598,829

Other Investment Company 0.7% of net assets

Securities Lending Collateral 0.7%
Wells Fargo Government Money Market Fund, Select Class 1.75% (b)	4,026,334	4,026,334
Total Other Investment Company
(Cost $4,026,334)		4,026,334

52
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.5% of net assets

Time Deposits 0.5%
JPMorgan Chase Bank
1.18%, 11/01/19 (c)	2,717,728	2,717,728
Total Short-Term Investment
(Cost $2,717,728)		2,717,728
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $3,862,897.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.

ADR —	American Depositary Receipt
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$576,598,829	$—	$—	$576,598,829
Other Investment Company[1]	4,026,334	—	—	4,026,334
Short-Term Investment[1]	—	2,717,728	—	2,717,728
Total	$580,625,163	$2,717,728	$—	$583,342,891
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
53
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in unaffiliated issuers, at value (cost $547,007,445) including securities on loan of $3,862,897		$579,316,557
Collateral invested for securities on loan, at value (cost $4,026,334)		4,026,334
Receivables:
Investments sold		237,472
Fund shares sold		300,062
Dividends		82,442
Income from securities on loan		8,527
Interest		91
Prepaid expenses	+	14,953
Total assets		583,986,438
Liabilities
Collateral held for securities on loan		4,026,334
Payables:
Investment adviser and administrator fees		389,853
Shareholder service fees		117,208
Independent trustees’ fees		8
Fund shares redeemed		221,985
Accrued expenses	+	88,291
Total liabilities		4,843,679
Net Assets
Total assets		583,986,438
Total liabilities	–	4,843,679
Net assets		$579,142,759
Net Assets by Source
Capital received from investors		588,393,213
Total distributable loss		(9,250,454)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$579,142,759		34,716,667		$16.68

54
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends (net of foreign withholding tax of $21,064)		$6,546,820
Interest		58,887
Securities on loan, net	+	277,530
Total investment income		6,883,237
Expenses
Investment adviser and administrator fees		4,720,018
Shareholder service fees		1,418,126
Portfolio accounting fees		58,451
Custodian fees		47,318
Professional fees		35,713
Registration fees		32,952
Shareholder reports		24,861
Transfer agent fees		15,579
Independent trustees’ fees		10,938
Other expenses	+	13,003
Total expenses		6,376,959
Expense reduction by CSIM and its affiliates	–	15,579
Net expenses	–	6,361,380
Net investment income		521,857
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(42,448,740)
Net realized gains on futures contracts	+	1,536,744
Net realized losses		(40,911,996)
Net change in unrealized appreciation (depreciation) on investments	+	43,145,274
Net realized and unrealized gains		2,233,278
Increase in net assets resulting from operations		$2,755,135
55
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$521,857	$389,215
Net realized gains (losses)		(40,911,996)	104,146,024
Net change in unrealized appreciation (depreciation)	+	43,145,274	(92,914,743)
Increase in net assets from operations		2,755,135	11,620,496
Distributions to Shareholders
Total distributions		($105,061,725)	($82,566,358)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,709,089	$139,266,609	2,529,047	$55,468,967
Shares reinvested		5,236,122	80,112,670	2,938,036	61,434,349
Shares redeemed	+	(6,703,704)	(111,336,125)	(5,346,501)	(117,486,079)
Net transactions in fund shares		7,241,507	$108,043,154	120,582	($582,763)
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		27,475,160	$573,406,195	27,354,578	$644,934,820
Total increase or decrease	+	7,241,507	5,736,564	120,582	(71,528,625)
End of period		34,716,667	$579,142,759	27,475,160	$573,406,195
56
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Hedged Equity Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$16.89	$17.65	$16.25	$17.46	$19.02
Income (loss) from investment operations:
Net investment income (loss)[1]	0.07	0.08	0.03	0.03	(0.01)
Net realized and unrealized gains (losses)	(0.34)	0.24	1.85	0.49	0.89
Total from investment operations	(0.27)	0.32	1.88	0.52	0.88
Less distributions:
Distributions from net investment income	(0.08)	(0.01)	—	(0.12)	—
Distributions from net realized gains	(1.05)	(1.07)	(0.48)	(1.61)	(2.44)
Total distributions	(1.13)	(1.08)	(0.48)	(1.73)	(2.44)
Net asset value at end of period	$15.49	$16.89	$17.65	$16.25	$17.46
Total return	(1.31%)	1.75%	11.71%	3.55%	4.84%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses (including dividend expense on short sales)	1.93%	1.66%	1.64%	1.85%	1.82%
Net operating expenses (excluding dividend expense on short sales)	1.34% [2]	1.33%	1.33%	1.57% [3]	1.54% [3]
Gross operating expenses	1.95%	1.67%	1.65%	1.87%	1.84%
Net investment income (loss)	0.46%	0.43%	0.16%	0.22%	(0.06%)
Portfolio turnover rate	176%	180%	163%	142%	146%
Net assets, end of period (x 1,000,000)	$182	$300	$252	$204	$212

1
Calculated based on the average shares outstanding during the period.
2
The ratio of net operating expenses would have been 1.33%, if interest expense had not been incurred.
3
The ratios of net operating expenses would have been 1.33%, if stock loan fees on short sales had not been incurred.
57
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.5% of net assets

Automobiles & Components 0.9%
Dana, Inc.	82,787	1,343,633
Tenneco, Inc., Class A	18,585	233,985
		1,577,618

Banks 6.3%
Bank of America Corp. (a)	20,285	634,312
CIT Group, Inc.	9,236	396,132
Citigroup, Inc. (a)	55,689	4,001,812
First BanCorp (a)	197,147	2,073,986
Flagstar Bancorp, Inc.	9,065	329,422
MGIC Investment Corp.	45,154	619,061
Popular, Inc.	26,005	1,416,232
Radian Group, Inc.	62,952	1,580,095
TCF Financial Corp.	12,096	478,881
		11,529,933

Capital Goods 9.1%
Advanced Drainage Systems, Inc. (a)	8,132	301,047
Allison Transmission Holdings, Inc. (a)	72,161	3,146,941
BMC Stock Holdings, Inc. *	9,756	263,314
Builders FirstSource, Inc. *	36,837	832,885
Cummins, Inc.	6,077	1,048,161
Dover Corp. (a)	23,130	2,402,976
Eaton Corp. plc	14,573	1,269,454
Gibraltar Industries, Inc. *	14,570	775,561
HD Supply Holdings, Inc. *	2,959	116,999
HEICO Corp.	9,829	1,212,309
ITT, Inc.	20,037	1,191,200
Lockheed Martin Corp.	3,886	1,463,778
Masco Corp.	6,714	310,522
Masonite International Corp. *	5,889	361,643
Moog, Inc., Class A	4,118	344,718
Oshkosh Corp.	1,802	153,855
Parker-Hannifin Corp.	2,113	387,714
Patrick Industries, Inc. *	6,091	300,956
Spirit AeroSystems Holdings, Inc., Class A	7,886	645,233
		16,529,266

Commercial & Professional Services 1.9%
ASGN, Inc. *	12,815	814,906
Clean Harbors, Inc. *	2,724	224,621
Korn Ferry	20,811	763,556
McGrath RentCorp	2,904	221,604
RELX plc ADR	18,199	440,234
Robert Half International, Inc.	13,508	773,603
TriNet Group, Inc. *	6,096	323,027
		3,561,551

Security	Number of Shares	Value ($)
Consumer Durables & Apparel 0.8%
Sony Corp. ADR	2,115	128,655
Tempur Sealy International, Inc. *	15,149	1,377,802
		1,506,457

Consumer Services 2.5%
Boyd Gaming Corp.	38,010	1,035,773
Career Education Corp. *	29,615	419,348
Darden Restaurants, Inc.	5,746	645,104
K12, Inc. *(a)	69,675	1,378,868
Starbucks Corp.	12,611	1,066,386
		4,545,479

Diversified Financials 5.7%
Affiliated Managers Group, Inc. (a)	5,921	472,970
Ameriprise Financial, Inc.	8,488	1,280,754
Capital One Financial Corp. (a)	27,321	2,547,683
E*TRADE Financial Corp.	12,510	522,793
Evercore, Inc., Class A	17,285	1,272,867
LPL Financial Holdings, Inc.	5,566	449,955
Macquarie Group Ltd	3,412	315,235
Morgan Stanley	5,559	255,992
MSCI, Inc.	1,398	327,915
Navient Corp.	63,989	881,129
OneMain Holdings, Inc.	6,877	275,080
Synchrony Financial (a)	43,370	1,533,997
T. Rowe Price Group, Inc.	1,673	193,733
		10,330,103

Energy 6.1%
Cabot Oil & Gas Corp.	18,248	340,143
Chevron Corp.	11,877	1,379,395
ConocoPhillips (a)	56,045	3,093,684
Continental Resources, Inc. *(a)	34,028	1,002,805
CVR Energy, Inc.	27,477	1,302,959
Exxon Mobil Corp.	14,025	947,669
Helmerich & Payne, Inc.	12,595	472,313
HollyFrontier Corp.	10,133	556,707
NexTier Oilfield Solutions, Inc. *	47,974	207,248
Patterson-UTI Energy, Inc.	34,335	285,667
Phillips 66 (a)	13,411	1,566,673
		11,155,263

Food & Staples Retailing 1.3%
Casey's General Stores, Inc.	2,864	489,200
Koninklijke Ahold Delhaize N.V. ADR	28,638	712,800
Performance Food Group Co. *	6,344	270,318
Walmart, Inc. (a)	7,499	879,332
		2,351,650

Food, Beverage & Tobacco 2.3%
Cia Cervecerias Unidas S.A. ADR (a)	57,445	1,140,283
Coca-Cola Consolidated, Inc.	2,073	568,748

58
Schwab Active Equity Funds  |  Annual Report
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Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Darling Ingredients, Inc. *	75,613	1,459,331
Flowers Foods, Inc.	38,539	837,067
Philip Morris International, Inc.	2,640	215,002
		4,220,431

Health Care Equipment & Services 5.1%
Anthem, Inc.	3,009	809,662
CVS Health Corp. (a)	25,460	1,690,289
HCA Healthcare, Inc.	8,776	1,171,947
Hill-Rom Holdings, Inc.	12,247	1,282,138
HMS Holdings Corp. *	8,204	268,189
Hologic, Inc. *(a)	28,335	1,368,864
Medtronic plc	8,088	880,783
Natus Medical, Inc. *	10,496	353,505
Steris plc	4,418	625,456
Varian Medical Systems, Inc. *	3,724	449,897
Veeva Systems, Inc., Class A *	2,709	384,218
		9,284,948

Household & Personal Products 1.3%
Kimberly-Clark de Mexico SAB de CV	5,816	57,985
Medifast, Inc. (a)	13,884	1,540,291
The Procter & Gamble Co.	2,903	361,453
Unilever N.V.	8,190	485,176
		2,444,905

Insurance 1.9%
American National Insurance Co. (a)	3,873	464,683
Loews Corp. (a)	35,773	1,752,877
MetLife, Inc.	15,775	738,112
The Allstate Corp. (a)	4,021	427,915
		3,383,587

Materials 2.3%
Alcoa Corp. *(a)	22,004	457,463
Axalta Coating Systems Ltd. *	12,936	381,483
Domtar Corp.	9,902	360,334
H.B. Fuller Co.	11,279	550,415
Innospec, Inc.	8,057	736,087
Kraton Corp. *	4,593	102,975
NewMarket Corp.	1,463	710,272
Reliance Steel & Aluminum Co.	6,547	759,714
Tronox Holdings plc, Class A *	19,561	166,073
		4,224,816

Media & Entertainment 8.4%
Alphabet, Inc., Class A *(a)	5,645	7,105,926
Altice USA, Inc., Class A *	4,502	139,337
AMC Networks, Inc., Class A *(a)	13,634	593,761
Comcast Corp., Class A	24,937	1,117,676
Discovery, Inc., Class A *(a)	43,769	1,179,793
Facebook, Inc., Class A *(a)	12,674	2,428,972
Live Nation Entertainment, Inc. *	13,247	933,914
Sinclair Broadcast Group, Inc., Class A	14,240	567,322
The Interpublic Group of Cos., Inc.	18,439	401,048
Viacom, Inc., Class B	38,243	824,519
		15,292,268

Pharmaceuticals, Biotechnology & Life Sciences 5.5%
AbbVie, Inc. (a)	5,626	447,548
Alkermes plc *	19,292	376,773
Astellas Pharma, Inc.	10,507	181,351
Security	Number of Shares	Value ($)
Biogen, Inc. *(a)	5,244	1,566,435
Dicerna Pharmaceuticals, Inc. *	12,749	210,231
Emergent BioSolutions, Inc. *	22,166	1,267,009
Esperion Therapeutics, Inc. *	5,125	203,821
FibroGen, Inc. *	1,401	54,849
Incyte Corp. *	14,917	1,251,835
Invitae Corp. *	5,621	90,554
Jazz Pharmaceuticals plc *	1,167	146,610
Johnson & Johnson (a)	12,127	1,601,249
Novartis AG ADR	16,935	1,480,796
Novo Nordisk A/S ADR	9,692	535,192
Regeneron Pharmaceuticals, Inc. *	466	142,727
Vertex Pharmaceuticals, Inc. *	2,893	565,524
		10,122,504

Real Estate 5.8%
Alexander & Baldwin, Inc. (a)	62,766	1,475,629
American Tower Corp. (a)	9,584	2,090,079
Boston Properties, Inc. (a)	26,722	3,666,258
Brandywine Realty Trust	27,413	418,871
Colony Capital, Inc. (a)	60,047	336,263
Columbia Property Trust, Inc.	12,792	262,492
CoreCivic, Inc.	34,648	528,728
Paramount Group, Inc.	75,572	1,017,955
PS Business Parks, Inc.	4,704	849,307
		10,645,582

Retailing 7.4%
Amazon.com, Inc. *(a)	3,690	6,555,876
AutoZone, Inc. *	493	564,179
Best Buy Co., Inc. (a)	13,302	955,483
Expedia Group, Inc.	8,909	1,217,504
LKQ Corp. *	5,376	182,730
Lowe's Cos., Inc.	6,066	677,026
O'Reilly Automotive, Inc. *	2,370	1,032,159
Tailored Brands, Inc.	56,761	263,371
Target Corp.	1,242	132,782
The Home Depot, Inc.	2,180	511,384
The TJX Cos., Inc. (a)	23,649	1,363,365
		13,455,859

Semiconductors & Semiconductor Equipment 2.8%
Inphi Corp. *	4,095	294,349
Intel Corp. (a)	21,248	1,201,149
Lam Research Corp.	2,937	796,044
NXP Semiconductors N.V.	4,444	505,194
Qorvo, Inc. *	13,810	1,116,676
Xilinx, Inc.	7,066	641,169
Xperi Corp.	28,448	577,637
		5,132,218

Software & Services 11.4%
Accenture plc, Class A (a)	5,197	963,628
Akamai Technologies, Inc. *(a)	16,216	1,402,684
Atlassian Corp. plc, Class A *	885	106,899
Booz Allen Hamilton Holding Corp.	5,011	352,624
Bottomline Technologies (de), Inc. *	799	32,719
CACI International, Inc., Class A *	6,324	1,414,995
Cadence Design Systems, Inc. *(a)	18,866	1,232,893
Cerence, Inc. *	8,152	126,356
CommVault Systems, Inc. *	7,693	382,111
Cornerstone OnDemand, Inc. *	11,079	648,897
Fortinet, Inc. *	4,787	390,428
Intuit, Inc. (a)	1,987	511,653

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Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Mastercard, Inc., Class A	3,074	850,914
Microsoft Corp. (a)	51,489	7,381,978
Nuance Communications, Inc. *(a)	65,220	1,064,391
Oracle Corp. (a)	12,419	676,711
PayPal Holdings, Inc. *	9,971	1,037,981
Progress Software Corp. (a)	13,299	530,364
Synopsys, Inc. *	992	134,664
VeriSign, Inc. *	1,745	331,585
Visa, Inc., Class A	6,934	1,240,215
		20,814,690

Technology Hardware & Equipment 5.7%
Apple, Inc. (a)	19,252	4,789,127
CDW Corp.	4,622	591,200
Ciena Corp. *	14,568	540,764
Cisco Systems, Inc. (a)	57,839	2,747,931
Jabil, Inc.	4,569	168,231
Keysight Technologies, Inc. *	5,343	539,162
Plantronics, Inc.	26,054	1,027,049
		10,403,464

Telecommunication Services 1.4%
CenturyLink, Inc.	37,507	485,341
Telefonica S.A. ADR	60,383	463,138
Telekomunikasi Indonesia Persero Tbk PT	20,942	604,805
Verizon Communications, Inc.	15,686	948,532
		2,501,816

Transportation 0.5%
United Airlines Holdings, Inc. *(a)	10,597	962,631

Utilities 3.1%
Ameren Corp.	3,288	255,477
California Water Service Group	5,867	328,376
CenterPoint Energy, Inc.	5,458	158,664
DTE Energy Co.	7,346	935,293
Exelon Corp.	30,425	1,384,033
NextEra Energy, Inc.	564	134,424
NRG Energy, Inc.	38,109	1,528,933
Vistra Energy Corp. (a)	31,594	853,986
		5,579,186
Total Common Stock
(Cost $166,065,663)		181,556,225
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Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2019 (continued)

In addition to the above, the fund had the following short sale positions at October 31, 2019:

Security	Number of Shares	Value ($)
Short Sales (39.6%) of net assets

Automobiles & Components (2.1%)
Dorman Products, Inc.	17,325	(1,246,534)
Tesla, Inc.	4,746	(1,494,610)
Visteon Corp.	11,226	(1,044,243)
		(3,785,387)

Banks (2.6%)
BancorpSouth Bank	21,739	(666,735)
Home BancShares, Inc.	26,888	(496,890)
PennyMac Financial Services, Inc.	12,330	(383,833)
Prosperity Bancshares, Inc.	6,330	(436,897)
TFS Financial Corp.	52,152	(1,004,447)
United Bankshares, Inc.	44,528	(1,760,637)
		(4,749,439)

Capital Goods (5.5%)
AAON, Inc.	7,662	(372,833)
Air Lease Corp.	14,263	(627,287)
Aircastle Ltd.	46,701	(1,271,201)
Axon Enterprise, Inc.	5,751	(294,049)
BWX Technologies, Inc.	5,099	(296,252)
Cubic Corp.	13,536	(998,145)
Generac Holdings, Inc.	983	(94,938)
SiteOne Landscape Supply, Inc.	7,595	(668,816)
Sunrun, Inc.	15,568	(241,927)
Trex Co., Inc.	8,056	(708,042)
Trinity Industries, Inc.	62,962	(1,245,388)
Univar Solutions, Inc.	39,809	(854,301)
Watsco, Inc.	1,665	(293,539)
Welbilt, Inc.	105,416	(1,998,687)
		(9,965,405)

Commercial & Professional Services (1.7%)
Equifax, Inc.	11,974	(1,636,965)
Stericycle, Inc.	26,838	(1,545,869)
		(3,182,834)

Consumer Durables & Apparel (0.9%)
Callaway Golf Co.	37,398	(756,187)
Capri Holdings Ltd.	20,467	(635,910)
LGI Homes, Inc.	2,937	(230,496)
		(1,622,593)

Consumer Services (0.5%)
Domino's Pizza, Inc.	361	(98,055)
Papa John's International, Inc.	2,871	(168,097)
Shake Shack, Inc., Class A	7,623	(627,220)
		(893,372)

Diversified Financials (3.1%)
Eaton Vance Corp.	27,262	(1,243,147)
Federated Investors, Inc., Class B	32,662	(1,043,224)
FirstCash, Inc.	3,282	(276,968)
Invesco Ltd.	65,509	(1,101,862)
Moelis & Co., Class A	9,374	(334,464)
Security	Number of Shares	Value ($)
Virtu Financial, Inc.	76,922	(1,304,597)
WisdomTree Investments, Inc.	59,332	(303,187)
		(5,607,449)

Energy (2.7%)
Antero Midstream Corp.	13,081	(84,242)
Callon Petroleum Co.	48,028	(182,506)
Cimarex Energy Co.	5,655	(238,754)
CNX Resources Corp.	43,748	(368,796)
Concho Resources, Inc.	2,836	(191,487)
Dril-Quip, Inc.	12,778	(524,154)
Matador Resources Co.	65,456	(910,493)
Murphy Oil Corp.	8,169	(168,526)
Targa Resources Corp.	57,799	(2,247,225)
		(4,916,183)

Food, Beverage & Tobacco (0.4%)
Cal-Maine Foods, Inc.	15,894	(634,012)
National Beverage Corp.	1,976	(86,865)
		(720,877)

Health Care Equipment & Services (1.2%)
Acadia Healthcare Co., Inc.	26,667	(799,743)
Addus HomeCare Corp.	2,148	(180,883)
Avanos Medical, Inc.	10,582	(466,031)
Cantel Medical Corp.	8,009	(583,776)
Nevro Corp.	1,597	(137,662)
		(2,168,095)

Insurance (0.3%)
Everest Re Group Ltd.	1,199	(308,251)
WR Berkley Corp.	3,574	(249,822)
		(558,073)

Materials (2.2%)
Linde plc	5,548	(1,100,446)
Louisiana-Pacific Corp.	52,719	(1,540,976)
Owens-Illinois, Inc.	49,063	(417,036)
Royal Gold, Inc.	2,424	(279,827)
The Chemours Co.	41,813	(686,151)
		(4,024,436)

Media & Entertainment (2.0%)
Charter Communications, Inc.	1,347	(630,208)
Netflix, Inc.	3,418	(982,367)
The Walt Disney Co.	9,867	(1,281,921)
Zillow Group, Inc., Class A	20,911	(677,307)
		(3,571,803)

Pharmaceuticals, Biotechnology & Life Sciences (0.3%)
Bluebird Bio, Inc.	3,249	(263,169)
Sage Therapeutics, Inc.	2,723	(369,375)
		(632,544)

Real Estate (2.6%)
Agree Realty Corp.	12,316	(970,131)
Pebblebrook Hotel Trust	67,945	(1,746,866)
Redfin Corp.	24,283	(422,281)

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Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Washington Real Estate Investment Trust	22,579	(700,401)
WP Carey, Inc.	9,448	(869,783)
		(4,709,462)

Retailing (2.4%)
Five Below, Inc.	4,348	(543,978)
GrubHub, Inc.	9,149	(311,615)
Ollie's Bargain Outlet Holdings, Inc.	4,409	(281,647)
The Gap, Inc.	59,552	(968,316)
Tiffany & Co.	4,414	(549,587)
Urban Outfitters, Inc.	13,335	(382,714)
Wayfair, Inc., Class A	16,105	(1,324,314)
		(4,362,171)

Semiconductors & Semiconductor Equipment (2.1%)
Advanced Energy Industries, Inc.	13,480	(796,668)
Brooks Automation, Inc.	7,030	(298,564)
First Solar, Inc.	19,335	(1,001,360)
Marvell Technology Group Ltd.	17,036	(415,508)
NVIDIA Corp.	2,257	(453,702)
Skyworks Solutions, Inc.	10,115	(921,072)
		(3,886,874)

Software & Services (3.4%)
8x8, Inc.	22,013	(425,291)
Alliance Data Systems Corp.	1,774	(177,400)
Appian Corp.	7,852	(350,513)
Envestnet, Inc.	11,946	(746,506)
Guidewire Software, Inc.	11,452	(1,291,099)
LivePerson, Inc.	15,559	(638,697)
LiveRamp Holdings, Inc.	31,818	(1,243,766)
Nutanix, Inc.	3,088	(90,231)
Rapid7, Inc.	1,199	(60,058)
Twilio, Inc., Class A	7,074	(683,065)
Varonis Systems, Inc.	8,193	(586,209)
		(6,292,835)

Security	Number of Shares	Value ($)
Technology Hardware & Equipment (2.0%)
CommScope Holding Co., Inc.	40,191	(450,139)
IPG Photonics Corp.	13,258	(1,780,284)
Knowles Corp.	4,458	(96,204)
Littelfuse, Inc.	526	(92,350)
ViaSat, Inc.	6,119	(421,232)
Western Digital Corp.	15,579	(804,655)
		(3,644,864)

Telecommunication Services (0.5%)
Bandwidth, Inc.	4,287	(240,715)
Iridium Communications, Inc.	7,000	(171,290)
Vonage Holdings Corp.	53,696	(524,610)
		(936,615)

Transportation (0.6%)
Copa Holdings S.A., Class A	4,728	(481,027)
Knight-Swift Transportation Holdings, Inc.	15,133	(551,749)
		(1,032,776)

Utilities (0.5%)
Aqua America, Inc.	4,125	(186,986)
Avangrid, Inc.	5,046	(252,552)
Pattern Energy Group, Inc.	17,529	(491,338)
		(930,876)
Total Short Sales
(Proceeds $73,852,784)		(72,194,963)
*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for short sales.

ADR —	American Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$181,556,225	$ —	$ —	$181,556,225
Liabilities
Short Sales[1]	(72,194,963)	—	—	(72,194,963)
Total	$109,361,262	$—	$—	$109,361,262
[1]	As categorized in Portfolio Holdings.
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Schwab Hedged Equity Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in unaffiliated issuers, at value (cost $166,065,663)		$181,556,225
Deposit with broker for short sales		73,032,381
Receivables:
Investments sold		2,654,165
Fund shares sold		122,688
Dividends		101,195
Foreign tax reclaims		1,169
Prepaid expenses	+	15,907
Total assets		257,483,730
Liabilities
Securities sold short, at value (proceeds $73,852,784)		72,194,963
Payables:
Investments bought		2,161,716
Investment adviser and administrator fees		160,316
Shareholder service fees		33,151
Independent trustees’ fees		7
Fund shares redeemed		286,568
Due to custodian		181,263
Dividends on short sales		66,843
Accrued expenses	+	10,125
Total liabilities		75,094,952
Net Assets
Total assets		257,483,730
Total liabilities	–	75,094,952
Net assets		$182,388,778
Net Assets by Source
Capital received from investors		180,360,193
Total distributable earnings		2,028,585

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$182,388,778		11,774,285		$15.49

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Schwab Hedged Equity Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends (net of foreign withholding tax of $23,488)		$3,816,922
Rebates on short sales, net of fees	+	1,878,415
Total investment income		5,695,337
Expenses
Investment adviser and administrator fees		2,503,857
Shareholder service fees		498,186
Dividends on short sales		1,409,752
Portfolio accounting fees		58,112
Custodian fees		42,028
Professional fees		38,350
Registration fees		35,752
Transfer agent fees		15,061
Interest expense		13,097
Shareholder reports		11,775
Independent trustees’ fees		9,211
Other expenses	+	7,143
Total expenses		4,642,324
Expense reduction by CSIM and its affiliates	–	47,922
Net expenses	–	4,594,402
Net investment income		1,100,935
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(9,942,343)
Net realized gains on futures contracts		83,499
Net realized losses on short sales	+	(5,953,841)
Net realized losses		(15,812,685)
Net change in unrealized appreciation (depreciation) on investments		16,749,612
Net change in unrealized appreciation (depreciation) on futures contracts		27,930
Net change in unrealized appreciation (depreciation) on short sales	+	(8,857,963)
Net change in unrealized appreciation (depreciation)	+	7,919,579
Net realized and unrealized losses		(7,893,106)
Decrease in net assets resulting from operations		($6,792,171)
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Schwab Hedged Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$1,100,935	$1,176,893
Net realized gains (losses)		(15,812,685)	18,114,481
Net change in unrealized appreciation (depreciation)	+	7,919,579	(16,574,229)
Increase (decrease) in net assets from operations		(6,792,171)	2,717,145
Distributions to Shareholders
Total distributions		($19,341,478)	($15,243,329)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,932,131	$60,687,628	6,194,796	$107,567,531
Shares reinvested		1,047,501	15,597,289	728,755	12,461,727
Shares redeemed	+	(10,987,256)	(168,052,659)	(3,400,784)	(58,925,303)
Net transactions in fund shares		(6,007,624)	($91,767,742)	3,522,767	$61,103,955
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		17,781,909	$300,290,169	14,259,142	$251,712,398
Total increase or decrease	+	(6,007,624)	(117,901,391)	3,522,767	48,577,771
End of period		11,774,285	$182,388,778	17,781,909	$300,290,169
65
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Schwab Health Care Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$25.85	$25.44	$21.56	$26.68	$28.19
Income (loss) from investment operations:
Net investment income (loss)[1]	0.26	0.23	0.21	0.19	0.14
Net realized and unrealized gains (losses)	1.27	1.96	4.24	(1.52)	1.78
Total from investment operations	1.53	2.19	4.45	(1.33)	1.92
Less distributions:
Distributions from net investment income	(0.24)	(0.24)	(0.20)	(0.16)	(0.21)
Distributions from net realized gains	(2.06)	(1.54)	(0.37)	(3.63)	(3.22)
Total distributions	(2.30)	(1.78)	(0.57)	(3.79)	(3.43)
Net asset value at end of period	$25.08	$25.85	$25.44	$21.56	$26.68
Total return	6.51%	9.13%	21.10%	(5.78%)	7.26%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.80%	0.80%	0.81%	0.80%	0.79%
Gross operating expenses	0.80%	0.80%	0.81%	0.80%	0.80%
Net investment income (loss)	1.05%	0.91%	0.89%	0.82%	0.52%
Portfolio turnover rate	45%	45%	42%	54%	75%
Net assets, end of period (x 1,000,000)	$779	$826	$853	$853	$1,118

1
Calculated based on the average shares outstanding during the period.
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Schwab Health Care Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.6% of net assets

Australia 0.7%
Cochlear Ltd.	35,715	5,210,461

Denmark 3.0%
Coloplast A/S, Class B	29,012	3,492,926
Novo Nordisk A/S, Class B	354,426	19,489,423
		22,982,349

France 0.2%
Sanofi	17,110	1,577,321

Germany 0.3%
Eckert & Ziegler AG	6,977	1,222,887
Fresenius SE & Co. KGaA	15,284	804,783
		2,027,670

Hong Kong 0.6%
China Medical System Holdings Ltd.	2,476,000	3,357,762
Consun Pharmaceutical Group Ltd.	774,000	463,301
Livzon Pharmaceutical Group, Inc., Class H	254,000	741,765
		4,562,828

Ireland 5.3%
Horizon Therapeutics plc *	216,927	6,271,359
ICON plc *	7,390	1,085,591
Medtronic plc	252,433	27,489,954
Steris plc	48,135	6,814,472
		41,661,376

Italy 0.0%
DiaSorin S.p.A.	3,424	386,059

Japan 4.2%
Hoya Corp.	191,600	16,933,074
Mani, Inc.	53,100	1,401,868
Mochida Pharmaceutical Co., Ltd.	13,700	546,738
NichiiGakkan Co., Ltd.	199,800	3,387,502
PeptiDream, Inc. *	14,400	722,789
Shionogi & Co., Ltd.	114,800	6,890,626
Ship Healthcare Holdings, Inc.	8,000	340,974
Takara Bio, Inc.	98,000	1,998,539
Torii Pharmaceutical Co., Ltd.	15,000	400,277
		32,622,387

Sweden 0.3%
Vitrolife AB	167,777	2,617,748

Security	Number of Shares	Value ($)
Switzerland 9.0%
Lonza Group AG *	26,108	9,410,170
Novartis AG	275,104	24,037,266
Roche Holding AG	107,777	32,436,113
Sonova Holding AG	19,634	4,505,577
		70,389,126

United Kingdom 1.5%
GlaxoSmithKline plc	360,307	8,252,809
Smith & Nephew plc	167,055	3,586,071
		11,838,880

United States 74.5%
Abbott Laboratories	287,700	24,054,597
AbbVie, Inc.	309,631	24,631,146
Agilent Technologies, Inc.	232,231	17,591,498
Alexion Pharmaceuticals, Inc. *	112,440	11,851,176
Amedisys, Inc. *	20,282	2,606,643
Amgen, Inc.	159,852	34,088,439
AMN Healthcare Services, Inc. *	13,344	784,093
Anthem, Inc.	54,591	14,689,346
Baxter International, Inc.	104,929	8,048,054
Bio-Techne Corp.	34,013	7,080,486
Biogen, Inc. *	73,662	22,003,576
Bristol-Myers Squibb Co.	290,238	16,650,954
Celgene Corp. *	72,423	7,823,857
Chemed Corp.	3,243	1,277,450
Cigna Corp. *	4,439	792,184
CVS Health Corp.	41,046	2,725,044
Danaher Corp.	89,857	12,384,092
DENTSPLY SIRONA, Inc.	86,525	4,739,840
Edwards Lifesciences Corp. *	20,836	4,966,886
Eli Lilly & Co.	164,358	18,728,594
Exelixis, Inc. *	117,105	1,809,272
Gilead Sciences, Inc.	349,829	22,287,606
HCA Healthcare, Inc.	78,904	10,536,840
Hill-Rom Holdings, Inc.	80,506	8,428,173
Hologic, Inc. *	274,754	13,273,366
IDEXX Laboratories, Inc. *	10,008	2,852,380
Incyte Corp. *	139,152	11,677,636
Integer Holdings Corp. *	4,744	367,375
Jazz Pharmaceuticals plc *	40,400	5,075,452
Johnson & Johnson	480,164	63,400,855
Lantheus Holdings, Inc. *	14,212	296,320
McKesson Corp.	61,878	8,229,774
Merck & Co., Inc.	584,714	50,671,315
Meridian Bioscience, Inc.	11,131	108,973
Molina Healthcare, Inc. *	66,320	7,801,885
Perrigo Co., plc	6,993	370,769
Pfizer, Inc.	1,045,481	40,115,106
Regeneron Pharmaceuticals, Inc. *	2,576	788,977
Repligen Corp. *	7,000	556,430
Stryker Corp.	60,075	12,992,420
Teleflex, Inc.	3,446	1,197,175
Tenet Healthcare Corp. *	71,527	1,812,494
The Cooper Cos., Inc.	5,293	1,540,263

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Schwab Health Care Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Thermo Fisher Scientific, Inc.	87,504	26,424,458
UnitedHealth Group, Inc.	107,731	27,223,624
Varex Imaging Corp. *	13,307	399,343
Veeva Systems, Inc., Class A *	8,564	1,214,632
Veracyte, Inc. *	41,655	955,149
Vertex Pharmaceuticals, Inc. *	35,715	6,981,568
Zoetis, Inc.	101,824	13,025,326
		579,932,911
Total Common Stock
(Cost $534,266,449)		775,809,116
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.1% of net assets

Time Deposits 0.1%
Brown Brothers Harriman
New Zealand Dollar
0.50%, 11/01/19 (a)	3	2
Hong Kong Dollar
2.30%, 11/01/19 (a)	9	1
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Sumitomo Mitsui Banking Corp.
U.S. Dollar
1.18%, 11/01/19 (a)	864,791	864,791
Total Short-Term Investments
(Cost $864,794)		864,794
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$621,594,287	$—	$—	$621,594,287
Australia	—	5,210,461	—	5,210,461
Denmark	—	22,982,349	—	22,982,349
France	—	1,577,321	—	1,577,321
Germany	—	2,027,670	—	2,027,670
Hong Kong	—	4,562,828	—	4,562,828
Italy	—	386,059	—	386,059
Japan	—	32,622,387	—	32,622,387
Sweden	—	2,617,748	—	2,617,748
Switzerland	—	70,389,126	—	70,389,126
United Kingdom	—	11,838,880	—	11,838,880
Short-Term Investments[1]	—	864,794	—	864,794
Total	$621,594,287	$155,079,623	$—	$776,673,910
[1]	As categorized in Portfolio Holdings.
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Schwab Health Care Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in unaffiliated issuers, at value (cost $535,131,243)		$776,673,910
Deposit with broker for futures contracts		462,000
Receivables:
Investments sold		7,303,360
Foreign tax reclaims		1,276,303
Dividends		706,999
Fund shares sold		394,498
Interest		29
Prepaid expenses	+	13,749
Total assets		786,830,848
Liabilities
Payables:
Investments bought		7,175,078
Investment adviser and administrator fees		340,821
Shareholder service fees		151,170
Independent trustees’ fees		9
Fund shares redeemed		310,773
Accrued expenses	+	99,719
Total liabilities		8,077,570
Net Assets
Total assets		786,830,848
Total liabilities	–	8,077,570
Net assets		$778,753,278
Net Assets by Source
Capital received from investors		504,062,828
Total distributable earnings		274,690,450

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$778,753,278		31,047,209		$25.08

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Schwab Health Care Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends (net of foreign withholding tax of $407,173)		$14,702,600
Interest		62,521
Securities on loan, net	+	48,503
Total investment income		14,813,624
Expenses
Investment adviser and administrator fees		4,246,107
Shareholder service fees		1,877,813
Portfolio accounting fees		88,423
Custodian fees		45,671
Shareholder reports		37,016
Professional fees		32,737
Registration fees		32,416
Transfer agent fees		32,292
Independent trustees’ fees		12,038
Other expenses	+	21,898
Total expenses		6,426,411
Expense reduction by CSIM and its affiliates	–	32,292
Net expenses	–	6,394,119
Net investment income		8,419,505
Realized and Unrealized Gains (Losses)
Net realized gains on investments		25,743,292
Net realized gains on futures contracts		299,969
Net realized losses on foreign currency transactions	+	(37,789)
Net realized gains		26,005,472
Net change in unrealized appreciation (depreciation) on investments		14,453,288
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	18,438
Net change in unrealized appreciation (depreciation)	+	14,471,726
Net realized and unrealized gains		40,477,198
Increase in net assets resulting from operations		$48,896,703
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Schwab Health Care Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$8,419,505	$7,705,996
Net realized gains		26,005,472	66,847,299
Net change in unrealized appreciation (depreciation)	+	14,471,726	(1,223,836)
Increase in net assets from operations		48,896,703	73,329,459
Distributions to Shareholders
Total distributions		($73,744,967)	($58,703,388)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,837,228	$69,277,171	2,353,386	$60,438,285
Shares reinvested		2,764,704	64,998,182	2,159,882	51,772,373
Shares redeemed	+	(6,495,890)	(156,442,620)	(6,109,931)	(154,310,987)
Net transactions in fund shares		(893,958)	($22,167,267)	(1,596,663)	($42,100,329)
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		31,941,167	$825,768,809	33,537,830	$853,243,067
Total decrease	+	(893,958)	(47,015,531)	(1,596,663)	(27,474,258)
End of period		31,047,209	$778,753,278	31,941,167	$825,768,809
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Schwab International Core Equity Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$9.64	$11.27	$9.20	$9.62	$9.77
Income (loss) from investment operations:
Net investment income (loss)[1]	0.24	0.24	0.22	0.22	0.19
Net realized and unrealized gains (losses)	0.41	(1.58)	2.08	(0.45)	(0.01)
Total from investment operations	0.65	(1.34)	2.30	(0.23)	0.18
Less distributions:
Distributions from net investment income	(0.25)	(0.26)	(0.23)	(0.19)	(0.15)
Distributions from net realized gains	—	(0.03)	—	—	(0.18)
Total distributions	(0.25)	(0.29)	(0.23)	(0.19)	(0.33)
Net asset value at end of period	$10.04	$9.64	$11.27	$9.20	$9.62
Total return	7.08%	(12.18%)	25.58%	(2.41%)	2.05%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.86%	0.86%	0.86%	0.86%	0.86%
Gross operating expenses	0.87%	0.89%	0.90%	0.91%	0.92%
Net investment income (loss)	2.44%	2.22%	2.15%	2.40%	2.02%
Portfolio turnover rate	91%	98%	85%	90%	87%
Net assets, end of period (x 1,000,000)	$976	$1,166	$1,227	$772	$679

1
Calculated based on the average shares outstanding during the period.
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Schwab International Core Equity Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.5% of net assets

Australia 7.8%
Altium Ltd.	47,725	1,056,497
ASX Ltd.	48,345	2,744,150
Australia & New Zealand Banking Group Ltd.	1,025,282	18,841,717
Beach Energy Ltd.	3,918,861	6,164,285
Bravura Solutions Ltd.	603,655	1,698,243
Coca-Cola Amatil Ltd.	1,735,581	12,179,695
Cochlear Ltd.	11,401	1,663,292
Jumbo Interactive Ltd	63,641	972,937
Macquarie Group Ltd.	105,073	9,702,169
Magellan Financial Group Ltd.	95,984	3,183,591
QBE Insurance Group Ltd.	741,103	6,447,880
Sandfire Resources NL	438,881	1,752,852
Santos Ltd.	532,667	2,979,480
Service Stream Ltd.	1,012,938	1,800,305
Telstra Corp., Ltd.	2,105,203	5,070,264
		76,257,357

Austria 0.7%
Erste Group Bank AG *	89,644	3,170,516
Wienerberger AG	146,810	3,976,434
		7,146,950

Brazil 0.2%
YDUQS Part *	169,800	1,661,800

Canada 0.7%
Air Canada *	100,193	3,567,726
Kirkland Lake Gold Ltd.	73,530	3,452,912
		7,020,638

Denmark 3.0%
Novo Nordisk A/S, Class B	296,665	16,313,221
Pandora A/S	43,775	2,153,994
SimCorp A/S	103,999	9,305,597
Topdanmark A/S	28,518	1,277,154
		29,049,966

Finland 0.4%
Fortum Oyj	154,066	3,765,006

France 9.8%
Air Liquide S.A.	32,266	4,290,121
Arkema S.A.	16,419	1,680,286
Christian Dior SE	21,114	10,429,424
Credit Agricole S.A.	114,232	1,490,539
Faurecia SE	46,246	2,158,215
Gaztransport Et Technigaz S.A.	70,219	6,406,671
Kering S.A.	7,783	4,428,498
L'Oreal S.A.	71,696	20,939,653
LVMH Moet Hennessy Louis Vuitton SE	10,048	4,291,055
Security	Number of Shares	Value ($)
Peugeot S.A.	526,234	13,327,461
Sanofi	24,446	2,253,605
Schneider Electric SE	30,022	2,790,255
Societe Generale S.A.	229,039	6,513,618
TOTAL S.A.	217,287	11,487,571
Veolia Environnement S.A.	104,591	2,753,228
		95,240,200

Germany 7.0%
adidas AG	45,076	13,918,149
Allianz SE	108,446	26,484,958
CompuGroup Medical SE	18,705	1,197,461
Deutsche Boerse AG	16,960	2,626,419
Deutsche Pfandbriefbank AG	227,186	3,104,795
Deutsche Telekom AG	373,641	6,574,422
HOCHTIEF AG	25,424	3,176,548
Hugo Boss AG	59,726	2,518,197
KION Group AG	21,818	1,451,720
MTU Aero Engines AG	25,401	6,793,015
		67,845,684

Greece 0.4%
Hellenic Telecommunications Organization S.A.	277,984	4,216,014

Hong Kong 3.6%
Anhui Conch Cement Co., Ltd., H Shares (a)	205,000	1,225,229
CITIC Ltd.	5,780,259	7,603,836
Lenovo Group Ltd.	8,631,000	6,017,039
Longfor Group Holdings Ltd.	2,039,500	8,464,228
Sunac China Holdings Ltd.	645,000	2,925,583
Tencent Holdings Ltd.	135,506	5,496,518
Weichai Power Co., Ltd., H Shares (a)	822,000	1,293,844
Yuexiu Property Co., Ltd.	9,504,000	2,093,374
		35,119,651

Italy 2.2%
Assicurazioni Generali S.p.A.	148,167	3,004,454
Fiat Chrysler Automobiles N.V.	62,882	975,851
Italgas S.p.A.	1,699,030	10,937,844
Moncler S.p.A.	33,219	1,281,880
Unipol Gruppo S.p.A.	883,049	4,928,352
		21,128,381

Japan 24.6%
Advantest Corp.	57,300	2,607,635
Akatsuki, Inc. (b)	44,000	2,452,072
Astellas Pharma, Inc.	281,200	4,826,147
Bandai Namco Holdings, Inc.	66,300	4,076,731
Daiwabo Holdings Co., Ltd.	162,900	7,118,094
DMG Mori Co., Ltd.	136,000	2,201,863
Heiwa Real Estate REIT, Inc.	392	518,359
Hitachi Ltd.	214,500	8,005,663
Hosiden Corp.	707,200	7,429,227

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Schwab International Core Equity Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Hoya Corp.	211,263	18,670,835
Invincible Investment Corp.	20,693	13,066,665
Japan Airlines Co., Ltd.	142,700	4,446,830
Japan Aviation Electronics Industry Ltd.	113,000	2,105,055
Kanamoto Co., Ltd.	148,800	3,978,033
Kenedix Office Investment Corp.	412	3,227,632
Kenedix, Inc.	234,500	1,276,418
Makino Milling Machine Co., Ltd.	72,000	3,579,779
MCUBS MidCity Investment Corp.	1,699	1,970,436
Meitec Corp.	49,000	2,554,384
Mitsubishi Electric Corp.	67,000	957,259
Mitsubishi Heavy Industries Ltd.	216,000	8,741,377
Mitsubishi UFJ Financial Group, Inc.	3,144,400	16,301,476
Mitsubishi UFJ Lease & Finance Co., Ltd.	960,800	5,898,336
Modec, Inc.	32,000	877,769
Morinaga & Co., Ltd.	92,900	4,589,213
Nihon Unisys Ltd.	74,452	2,457,620
Nishi-Nippon Financial Holdings, Inc.	85,800	635,797
Riso Kyoiku Co. Ltd	107,400	412,328
Round One Corp.	78,000	1,005,778
Sankyu, Inc.	180,380	9,170,733
Seino Holdings Co., Ltd.	420,000	5,400,355
Shin-Etsu Chemical Co., Ltd.	61,400	6,846,174
Shionogi & Co., Ltd.	166,419	9,988,947
Showa Corp.	198,600	4,149,672
Showa Denko K.K.	65,000	1,823,701
Softbank Corp.	100,000	1,371,731
Sony Corp.	264,298	16,087,593
Sumco Corp.	98,200	1,631,187
Sumitomo Mitsui Financial Group, Inc.	206,500	7,331,404
Sumitomo Mitsui Trust Holdings, Inc.	87,000	3,170,750
Takuma Co., Ltd.	462,000	5,497,759
TOKAI Holdings Corp.	70,500	691,425
Tokuyama Corp.	257,700	6,884,193
Tokyo Electron Ltd.	46,500	9,420,834
Tokyo Gas Co., Ltd.	37,000	903,208
Tokyo Steel Manufacturing Co., Ltd.	624,153	5,024,877
Tomy Co., Ltd.	307,000	3,329,193
Toyota Motor Corp.	74,600	5,175,814
		239,888,361

Mexico 0.2%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	252,500	1,750,626

Netherlands 6.0%
Airbus SE	39,374	5,648,525
ASM International N.V.	47,464	4,785,404
Heineken Holding N.V.	148,783	14,196,199
Koninklijke Ahold Delhaize N.V.	854,299	21,289,177
Koninklijke Philips N.V.	39,680	1,740,923
Signify N.V.	89,962	2,635,892
Unilever N.V.	50,311	2,973,716
Wolters Kluwer N.V.	75,209	5,539,368
		58,809,204

New Zealand 0.6%
Spark New Zealand Ltd.	2,117,559	6,074,566

Norway 0.5%
DNO A.S.A.	2,189,781	2,661,072
TGS NOPEC Geophysical Co., A.S.A.	93,161	2,419,513
		5,080,585

Security	Number of Shares	Value ($)
Portugal 0.2%
Sonae SGPS, S.A.	1,400,000	1,412,513

Republic of Korea 0.3%
Samsung Electronics Co., Ltd.	71,239	3,078,939

Singapore 0.7%
Singapore Exchange Ltd.	716,500	4,704,209
United Overseas Bank Ltd.	100,000	1,968,743
		6,672,952

Spain 2.6%
ACS Actividades de Construccion y Servicios S.A.	343,780	13,949,948
Banco Bilbao Vizcaya Argentaria S.A.	532,634	2,805,291
Industria de Diseno Textil S.A.	185,576	5,782,699
Telefonica S.A.	415,915	3,193,927
		25,731,865

Sweden 2.2%
Bravida Holding AB	156,273	1,439,992
Evolution Gaming Group AB	131,277	3,139,843
Hemfosa Fastigheter AB	534,865	5,508,904
Investor AB, B Shares	67,251	3,450,274
Mycronic AB	115,678	1,925,481
Sandvik AB	182,339	3,221,442
Volvo AB, B Shares	201,550	3,020,381
		21,706,317

Switzerland 11.0%
ABB Ltd.	115,042	2,415,880
BKW AG	30,377	2,242,094
Cembra Money Bank AG	53,185	5,640,026
Forbo Holding AG	2,723	4,339,074
Kardex AG	4,922	715,261
Nestle S.A.	258,834	27,690,401
Novartis AG	270,840	23,664,698
Pargesa Holding S.A.	36,775	2,907,014
Roche Holding AG	120,388	36,231,467
UBS Group AG *	131,740	1,559,164
		107,405,079

Taiwan 0.7%
Catcher Technology Co., Ltd.	296,000	2,508,929
Chicony Electronics Co., Ltd.	795,000	2,469,856
Radiant Opto-Electronics Corp.	554,000	2,199,533
		7,178,318

United Kingdom 14.1%
Ashmore Group plc	511,713	3,086,483
Ashtead Group plc	210,574	6,411,097
Auto Trader Group plc	904,916	6,593,480
Avast plc	543,069	2,915,957
Aviva plc	3,525,961	19,005,090
BHP Group plc	767,528	16,279,685
Compass Group plc	54,320	1,446,221
Diageo plc	132,478	5,422,454
Direct Line Insurance Group plc	664,181	2,341,736
Drax Group plc	638,991	2,456,536
Dunelm Group plc	345,643	3,534,818

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Schwab International Core Equity Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
GlaxoSmithKline plc	543,117	12,440,060
Halma plc	67,102	1,628,259
HSBC Holdings plc	725,391	5,480,407
Legal & General Group plc	1,159,043	3,962,001
Man Group plc	2,289,490	4,261,141
Paragon Banking Group plc	215,165	1,402,590
Prudential plc	138,461	2,418,476
RELX plc	182,649	4,397,340
Rightmove plc	323,997	2,514,925
Royal Dutch Shell plc, A Shares	98,077	2,843,064
Segro plc	197,136	2,156,531
Smith & Nephew plc	158,503	3,402,490
Unilever plc	282,089	16,891,191
Vodafone Group plc	1,852,888	3,781,224
		137,073,256
Total Common Stock
(Cost $881,287,172)		970,314,228
Security	Number of Shares	Value ($)
Other Investment Company 0.2% of net assets

Securities Lending Collateral 0.2%
Wells Fargo Government Money Market Fund, Select Class 1.75% (c)	2,434,850	2,434,850
Total Other Investment Company
(Cost $2,434,850)		2,434,850
*	Non-income producing security.
(a)	Represents a China based company which is listed on the Hong Kong exchange and traded in Hong Kong dollars.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $2,329,469.
(c)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$464,317,580	$—	$464,317,580
Brazil	1,661,800	—	—	1,661,800
Canada	7,020,638	—	—	7,020,638
Denmark	1,277,154	27,772,812	—	29,049,966
Germany	15,115,610	52,730,074	—	67,845,684
Japan	3,745,991	236,142,370	—	239,888,361
Mexico	1,750,626	—	—	1,750,626
Sweden	5,508,904	16,197,413	—	21,706,317
United Kingdom	3,534,818	133,538,438	—	137,073,256
Other Investment Company[1]	2,434,850	—	—	2,434,850
Total	$42,050,391	$930,698,687	$—	$972,749,078
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab International Core Equity Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in unaffiliated issuers, at value (cost $881,287,172) including securities on loan of $2,329,469		$970,314,228
Collateral invested for securities on loan, at value (cost $2,434,850)		2,434,850
Foreign currency, at value (cost $15,715)		15,719
Deposit with broker for futures contracts		315,000
Receivables:
Investments sold		22,857,550
Dividends		2,705,508
Foreign tax reclaims		1,718,180
Fund shares sold		430,649
Income from securities on loan		14,282
Prepaid expenses	+	16,885
Total assets		1,000,822,851
Liabilities
Collateral held for securities on loan		2,434,850
Payables:
Investments bought		18,745,647
Investment adviser and administrator fees		487,374
Shareholder service fees		189,776
Independent trustees’ fees		10
Due to custodian		2,325,635
Fund shares redeemed		880,542
Accrued expenses	+	247,965
Total liabilities		25,311,799
Net Assets
Total assets		1,000,822,851
Total liabilities	–	25,311,799
Net assets		$975,511,052
Net Assets by Source
Capital received from investors		989,666,726
Total distributable loss		(14,155,674)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$975,511,052		97,158,889		$10.04

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Schwab International Core Equity Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends (net of foreign withholding tax of $3,664,267)		$34,729,651
Securities on loan, net	+	64,311
Total investment income		34,793,962
Expenses
Investment adviser and administrator fees		6,108,800
Shareholder service fees		2,555,247
Custodian fees		166,541
Portfolio accounting fees		92,456
Professional fees		67,813*
Registration fees		56,644
Transfer agent fees		42,838
Shareholder reports		33,981
Independent trustees’ fees		13,402
Other expenses	+	48,437
Total expenses		9,186,159
Expense reduction by CSIM and its affiliates	–	108,836*
Net expenses	–	9,077,323
Net investment income		25,716,639
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(113,139,631)
Net realized losses on futures contracts		(75,869)
Net realized losses on foreign currency transactions	+	(7,998)
Net realized losses		(113,223,498)
Net change in unrealized appreciation (depreciation) on investments		154,363,573
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	84,926
Net change in unrealized appreciation (depreciation)	+	154,448,499
Net realized and unrealized gains		41,225,001
Increase in net assets resulting from operations		$66,941,640
*	Includes professional fees of $19,171 associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2(d) and 4 for additional information.
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Schwab International Core Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$25,716,639	$30,286,755
Net realized losses		(113,223,498)	(5,255,760)
Net change in unrealized appreciation (depreciation)	+	154,448,499	(202,582,332)
Increase (decrease) in net assets from operations		66,941,640	(177,551,337)
Distributions to Shareholders
Total distributions		($29,979,566)	($32,281,172)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		16,140,498	$153,928,560	43,839,389	$487,710,481
Shares reinvested		2,751,748	24,710,692	2,423,051	26,411,257
Shares redeemed	+	(42,745,841)	(406,370,048)	(34,071,759)	(364,936,798)
Net transactions in fund shares		(23,853,595)	($227,730,796)	12,190,681	$149,184,940
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		121,012,484	$1,166,279,774	108,821,803	$1,226,927,343
Total increase or decrease	+	(23,853,595)	(190,768,722)	12,190,681	(60,647,569)
End of period		97,158,889	$975,511,052	121,012,484	$1,166,279,774
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Schwab Active Equity Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Core Equity Fund	Schwab Target 2040 Fund
Schwab Dividend Equity Fund	Schwab Target 2045 Fund
Schwab Large-Cap Growth Fund	Schwab Target 2050 Fund
Schwab Small-Cap Equity Fund	Schwab Target 2055 Fund
Schwab Hedged Equity Fund	Schwab Target 2060 Fund
Schwab Health Care Fund	Schwab Fundamental US Large Company Index Fund
Schwab International Core Equity Fund	Schwab Fundamental US Small Company Index Fund
Schwab S&P 500 Index Fund	Schwab Fundamental International Large Company Index Fund
Schwab Small-Cap Index Fund®	Schwab Fundamental International Small Company Index Fund
Schwab Total Stock Market Index Fund®	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Fundamental Global Real Estate Index Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2010 Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Target 2015 Index Fund
Schwab International Index Fund®	Schwab Target 2020 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2025 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2030 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2035 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2040 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2045 Index Fund
Schwab Balanced Fund	Schwab Target 2050 Index Fund
Schwab Target 2010 Fund	Schwab Target 2055 Index Fund
Schwab Target 2015 Fund	Schwab Target 2060 Index Fund
Schwab Target 2020 Fund	Schwab Monthly Income Fund - Moderate Payout
Schwab Target 2025 Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Target 2030 Fund	Schwab Monthly Income Fund - Maximum Payout
Schwab Target 2035 Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
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Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Underlying funds: Mutual funds are valued at their respective NAVs.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency
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Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2019 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) or any affiliate of CSIM.
As of October 31, 2019, the funds had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2019, if any, are disclosed in each fund’s Portfolio Holdings. The value of the securities on loan and the investment of cash collateral are also disclosed in each fund’s Statement of Assets and Liabilities.
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This
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Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed.
Short Sales: Dividends declared on short positions are recorded on the ex-date as an expense. When a fund sells securities short (sells securities it does not own), the fund identifies assets worth at least 100% of the value of the short securities as collateral. If the market value of the short securities subsequently falls, the fund can realize a gain by closing the short position. However, if the value rises, the fund typically would have to add to its collateral or close out its short position at a loss. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed amounts recorded in the Statement of Assets and Liabilities.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
If a fund sells securities short, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When a fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Dividends accrued on securities sold short are recorded as an expense on a fund’s records and presented in the Statement of Operations. A fund may also incur stock loan fees which represent the cost of borrowing securities used for short sale transactions. A fund may also earn rebates as an element of the broker arrangement, which are recorded as an offset to stock loan fees on short sales transactions. The stock loan fees on short sales are recognized on the Statement of Operations. In the event that rebates exceed the stock loan fees on short sales, the net rebates are recognized as a component of investment income on the Statement of Operations.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract or forward position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
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Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The Schwab International Core Equity Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds make distributions from net investment income, if any, once a year, with the exception of Schwab Dividend Equity Fund which typically pays quarterly dividends. The funds make distributions from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2019, if any, are reflected in each fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(k) Recent Accounting Standards:
In August 2018, the FASB issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The funds are permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The funds have early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and have delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the funds’ financial statements.
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Schwab Active Equity Funds
Financial Notes (continued)

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Management Risk. The funds’ investment adviser makes investment decisions for the funds using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization process used by each fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, a fund may have a lower return than if it were managed using another process or strategy.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Dividend Paying Stock Risk. To the extent that a fund invests in dividend paying stocks, the fund’s performance will correlate with the performance of the dividend paying stock segment of the stock market, and the fund may underperform funds that do not limit their investments to dividend paying stocks. If stocks held by a fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.
Derivatives Risk. The principal type of derivative used by a fund is a futures contract. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
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Financial Notes (continued)

3. Risk Factors (continued):
Exchange-Traded Fund (ETF) Risk. When a fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
REITs Risk. A fund’s investments in real estate investment trusts (REITs) will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks; for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on a fund. In addition, REITs have their own expenses, and a fund will bear a proportionate share of those expenses.
Short Sales Risk. To the extent a fund establishes both long and short positions in equity securities the fund’s long positions could decline in value at the same time that the value of the stocks sold short increase, thereby increasing the fund’s overall potential for loss. The price of a borrowed security in a short sale transaction may be more or less than the price at which the security was sold by the fund. A fund’s short sales may result in a loss if the prices of the borrowed securities rise and it costs more to replace the borrowed securities. In contrast to a fund’s long positions, the potential loss on the fund’s short positions is unlimited. In addition, the lender of the borrowed securities may require a fund to return the securities on short notice, which may require the fund to purchase the borrowed securities at an unfavorable price and could result in a loss to the fund.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Concentration Risk. The investments of certain funds are concentrated in issuers doing business in the same sector, and therefore, the companies in which a fund invests will be affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges. In addition, a fund is subject to the risks that stocks of these companies may underperform other segments of the equity market or stock market as a whole and are likely to have above-average volatility.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
% of Average Daily Net Assets	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund	Schwab International Core Equity Fund
Flat rate	0.47%	0.62%	0.72%	0.81%	1.05%	0.58%

% of Average Daily Net Assets	Schwab Health Care Fund
First $500 million	0.54%
$500 million to $1 billion	0.515%
Over $1 billion	0.49%
For the period ended October 31, 2019, the aggregate advisory fee paid to CSIM by the Schwab Health Care Fund was 0.53%, as a percentage of the fund’s average daily net assets.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (Schwab), a broker-dealer affiliate of CSIM (together, service providers), of certain shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation). The expense limitation as a percentage of average daily net assets is as follows:
Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund	Schwab Health Care Fund	Schwab International Core Equity Fund
0.75%	0.89%	0.99%	1.12%	1.33%*	0.82%	0.86%
*	Excludes dividend expenses and stock loan fees paid on securities sold short.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of October 31, 2019, as applicable:
	Underlying Funds
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Small-Cap Equity Fund	Schwab International Core Equity Fund
Schwab Balanced Fund	8.5%	—%	9.2%	—%
Schwab Monthly Income Fund - Enhanced Payout	—%	1.9%	—%	—%
Schwab Monthly Income Fund - Maximum Payout	—%	0.7%	—%	—%
Schwab Monthly Income Fund - Moderate Payout	—%	1.5%	—%	—%
Schwab Target 2010 Fund	0.1%	0.0%*	0.1%	0.2%
Schwab Target 2015 Fund	0.2%	0.0%*	0.2%	0.4%
Schwab Target 2020 Fund	1.6%	0.2%	1.7%	2.8%
Schwab Target 2025 Fund	2.5%	0.2%	2.7%	3.8%
Schwab Target 2030 Fund	4.8%	1.3%	5.9%	7.8%
Schwab Target 2035 Fund	2.5%	1.0%	3.4%	4.2%
Schwab Target 2040 Fund	5.7%	2.7%	8.1%	9.5%
Schwab Target 2045 Fund	1.0%	0.5%	1.4%	1.6%
Schwab Target 2050 Fund	1.0%	0.6%	1.5%	1.7%
Schwab Target 2055 Fund	0.6%	0.4%	0.9%	1.0%
Schwab Target 2060 Fund	0.1%	0.1%	0.2%	0.2%
*	Less than 0.05%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. The investment adviser agreed to pay these professional fees for this reporting period, subject to reimbursement by the Schwab International Core Equity Fund to the extent the fund is able to successfully recover taxes withheld in the future.
As of October 31, 2019, the balance of professional fees related to foreign withholding tax subject to future reimbursement by the fund to the investment adviser was $19,171 for Schwab International Core Equity Fund.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.
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Financial Notes (continued)

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 3, 2019. On October 3, 2019, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on October 1, 2020. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on November 30, 2018. On November 30, 2018, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing November 29, 2019. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2019, purchases and sales of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales of Securities
Schwab Core Equity Fund	$2,086,706,309	$2,258,430,744
Schwab Dividend Equity Fund	659,881,610	1,102,179,188
Schwab Large-Cap Growth Fund	127,790,847	205,859,671
Schwab Small-Cap Equity Fund	684,919,014	679,799,167
Schwab Hedged Equity Fund*	417,325,733	470,531,713
Schwab Health Care Fund	357,456,758	436,777,342
Schwab International Core Equity Fund	953,919,162	1,184,561,141
*	Including securities sold short.

8. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at October 31, 2019 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2019, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Notional Amounts	Number of Contracts
Schwab Core Equity Fund	$2,226,510	17
Schwab Dividend Equity Fund	19,621,615*	150*
Schwab Large-Cap Growth Fund	543,710	4
Schwab Small-Cap Equity Fund	4,188,787	56
Schwab Hedged Equity Fund	281,537	2
Schwab Health Care Fund	1,273,298	9
Schwab International Core Equity Fund	287,785	3
*	During the period, the fund did not hold futures contracts at any month-end. The average notional amounts and number of contracts were calculated by aggregating the highest daily values held each month during the period.
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Financial Notes (continued)

9. Federal Income Taxes:
As of October 31, 2019, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund	Schwab Health Care Fund	Schwab International Core Equity Fund
Tax cost	$1,705,660,637	$724,755,785	$124,372,271	$551,864,275	$92,299,477	$536,066,543	$892,300,824
Gross unrealized appreciation	$498,772,486	$144,452,799	$59,887,181	$75,870,698	$32,339,419	$247,150,721	$99,913,468
Gross unrealized depreciation	(26,896,222)	(21,461,363)	(3,121,046)	(44,392,082)	(15,277,634)	(6,543,354)	(19,465,214)
Net unrealized appreciation (depreciation)	$471,876,264	$122,991,436	$56,766,135	$31,478,616	$17,061,785	$240,607,367	$80,448,254
As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund
Undistributed ordinary income	$15,452,132	$—	$128,168	$520,604	$841,356
Undistributed long-term capital gains	44,087,057	44,139,966	9,419,148	—	—
Net unrealized appreciation (depreciation) on investments	471,876,264	122,991,436	56,766,135	31,478,616	17,061,785
Total	$531,415,453	$167,131,402	$66,313,451	$31,999,220	$17,903,141

	Schwab Health Care Fund	Schwab International Core Equity Fund
Undistributed ordinary income	$7,104,923	$32,545,509
Undistributed long-term capital gains	26,992,356	—
Net unrealized appreciation (depreciation) on investments	240,607,367	80,448,254
Net other unrealized appreciation (depreciation)	(14,196)	(4,384)
Total	$274,690,450	$112,989,379
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on futures contracts and the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies (PFIC) and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2019, the funds had capital loss carryforwards available to offset future net capital gains as follows:
Expiration Date	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund
No expiration	$—	$—	$—	$41,249,674	$15,795,438
Total	$—	$—	$—	$41,249,674	$15,795,438

Expiration Date	Schwab Health Care Fund	Schwab International Core Equity Fund
No expiration	$—	$127,145,053
Total	$—	$127,145,053
For the fiscal year ended October 31, 2019, the Schwab Hedged Equity Fund had other accumulated losses of $79,118.
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Financial Notes (continued)

9. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund
Current period distributions
Ordinary income	$50,106,445	$17,703,109	$6,863,262	$47,742,964	$2,154,010
Long-term capital gains	208,707,447	98,971,136	17,392,917	57,318,761	17,187,468
Prior period distributions
Ordinary income	$106,313,933	$66,835,738	$8,808,544	$20,943,065	$125,442
Long-term capital gains	145,688,756	79,534,655	10,650,342	61,623,293	15,117,887

	Schwab Health Care Fund	Schwab International Core Equity Fund
Current period distributions
Ordinary income	$13,608,829	$29,979,566
Long-term capital gains	60,136,138	—
Prior period distributions
Ordinary income	$14,878,678	$28,754,784
Long-term capital gains	43,824,710	3,526,388
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2019, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2019, the funds did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Health Care Fund and Schwab International Core Equity Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Health Care Fund and Schwab International Core Equity Fund (seven of the funds constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2019
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.
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Other Federal Tax Information (unaudited)

Schwab International Core Equity Fund elects to pass through under section 853 of the Internal Revenue Code foreign tax credit of $3,557,334 to its shareholders for the fiscal year ended October 31, 2019. The respective foreign source income on the fund is $38,315,279.
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2019, qualify for the corporate dividends received deduction:
Percentage
Schwab Core Equity Fund	79.13
Schwab Dividend Equity Fund	100.00
Schwab Large-Cap Growth Fund	49.12
Schwab Small-Cap Equity Fund	8.91
Schwab Hedged Equity Fund	100.00
Schwab Health Care Fund	76.57
Schwab International Core Equity Fund	—
For the fiscal year ended October 31, 2019, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2020 via IRS Form 1099 of the amounts for use in preparing their 2019 income tax return.

Schwab Core Equity Fund	$40,630,992
Schwab Dividend Equity Fund	17,703,109
Schwab Large-Cap Growth Fund	3,459,591
Schwab Small-Cap Equity Fund	4,502,335
Schwab Hedged Equity Fund	2,154,010
Schwab Health Care Fund	13,608,829
Schwab International Core Equity Fund	32,975,452
Under section 852(b)(3)(C) of the Internal Revenue Code, the funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2019:

Schwab Core Equity Fund	$208,707,447
Schwab Dividend Equity Fund	98,971,136
Schwab Large-Cap Growth Fund	17,392,917
Schwab Small-Cap Equity Fund	57,318,761
Schwab Hedged Equity Fund	17,187,468
Schwab Health Care Fund	60,136,138
Schwab International Core Equity Fund	—
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended, requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Health Care Fund and Schwab International Core Equity Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on May 13, 2019 and June 4, 2019, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the June 4, 2019 in person meeting called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees also considered that many of the Funds’ shareholders are also brokerage clients of Schwab and considered Schwab’s wide range of products,

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services, and channel alternatives such as investment research tools and an array of account features that benefit the Funds and shareholders who are brokerage clients of Schwab. Finally, the Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered the Funds’ performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, yield, if applicable, and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of products and provision of services as well as the competitive marketplace for financial products. When applicable, the Trustees considered the effects of CSIM’s and Schwab’s practice of waiving certain fees to prevent total annual operating expenses of certain Funds from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep the expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; (ii) graduated investment advisory fee schedules, fee waivers, or expense caps by CSIM and its affiliates for those funds in the Schwab Funds complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that CSIM has shared any economies of scale with the Funds by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continues to increase as a result of regulatory or other developments. The Trustees considered that CSIM and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets are relatively small, for example, in the case of newer funds or funds with investment strategies that

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are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 101 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	101	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	101	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	101	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	101	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	101	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	101	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	101	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	101	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	101	Director (2012 – present), Eaton Corporation plc
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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	101	Director (2008 – present), The Charles Schwab Corporation
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	101	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	101	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dividend Equity Spliced Index  An internally calculated index, comprised of the S&P 500 Index from inception of the Schwab Dividend Equity Fund until the close of business on February 27, 2015, and the Russell 1000 Value Index thereafter.
Dow Jones Global Health Care Index  An index that measures the performance of healthcare providers, researchers, and supplies producers around the world. The index is quoted in U.S. dollars.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements; and
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2019 Schwab Funds. All rights reserved.

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Schwab Active Equity Funds  |  Annual Report

Notes

Notes

Schwab Active Equity Funds
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2019 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR26298-16
00237233

Annual Report  |  October 31, 2019
Schwab Balanced Fund

New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.

Schwab Balanced Fund
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2019
Schwab Balanced Fund (Ticker Symbol: SWOBX)	11.19%
Balanced Blended Index	12.35%
Fund Category: Morningstar Allocation—50% to 70% Equity[1]	10.26%
Performance Details	pages 7-9
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up the composite index may vary over time. For index definition, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the fund covered
in this report.
Dear Shareholder,
At the crux of every investment decision, one consideration that may be top of mind is your risk tolerance. It may seem like a straightforward consideration, but it’s often not. Most of us are risk-averse by nature and as investors, the fear of a significant market decline is ever-present in our minds. This can sometimes lead us to make decisions that may get in the way of the performance of our investments. Our feelings about risk are also fluid, impacted by changes in market conditions and our progress toward our financial goals. For example, some investors may have been prompted to rethink their risk appetite as a result of the latest bout of market volatility.
At Charles Schwab Investment Management, we provide a range of foundational products that are designed to suit a variety of risk appetites and help investors remain focused on their long-term investment plans despite market volatility. One way we do that is by providing asset allocation solutions, which take on the job of adjusting the allocation to varying asset classes in response to changing market conditions.
The Schwab Balanced Fund can play an important role in fulfilling this objective. The fund offers an all-in-one portfolio solution that holds a combination of equity funds, bond funds, and cash in one place. The portfolio management team balances the exposures between each asset class. The fund typically invests most of its assets in equity funds while maintaining an allocation to bond funds.
The fund seeks to provide investors access to both growth and income opportunities. When either stocks or bonds are under pressure, this diversification can offer downside protection. And at times like the present, when stocks and bonds are experiencing a simultaneous climb, diversification helps investors stay invested and benefit from both.
When it comes to investing, it’s important to have a long-term investing plan and portfolio based on your individual goals and risk tolerance. It can at times be tough to maintain that discipline in the face of day-to-day uncertainty. We aim to offer products with clear objectives, straightforward pricing, and a consistent approach to investing to help simplify investing decisions, so investors can focus on their long-term goals without unnecessary complexity.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Balanced Fund, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ The fund offers an all-in-one portfolio solution that holds a combination of equity funds, bond funds, and cash in one place.”
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
The Investment Environment

For the 12-month reporting period ended October 31, 2019, global equity and fixed income markets generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines across global equity markets, driven by concerns about slowing international growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes despite low inflation. By late December, major market indices had fallen to near-bear market territory. However, as the Federal Reserve (Fed) put interest rate hikes on hold, stocks, particularly in the U.S., staged a strong recovery in the first four months of 2019, which generally continued through the end of the reporting period despite several setbacks. Over the period, the U.S. dollar strengthened slightly against a basket of foreign currencies, generally reducing the returns on overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 14.33%. Despite headwinds, markets outside the U.S. also rose, particularly toward the end of the reporting period with the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returning 11.04%. Fixed-income markets were particularly strong over the period. The Bloomberg Barclays US Aggregate Bond Index returned 11.51% and the FTSE non-US Dollar World Government Bond Index returned 9.25%.
Economic growth around the globe was uneven over the reporting period, largely as a result of manufacturing weakness in developed international markets. Despite escalating trade tensions with China, the U.S. maintained its steady growth in its tenth year of expansion, although at a declining pace. In the last two months of 2018, economies around the globe showed increasing signs of weakness, but many regained economic momentum in the first six months of 2019, demonstrating resilient growth despite lingering uncertainties on various fronts. As the year progressed, signs of slowing growth increased amid a weakening global economy, waning manufacturing activity, and the ongoing U.S.-China trade war. However, toward the end of the period, prospects of a partial trade resolution relieved some of the pressure. U.S. gross domestic product (GDP) grew at an annual rate of 2.1% in the third quarter of 2019, up slightly from 2.0% in the second quarter, but down from 3.1% in the first quarter of 2019. Unemployment declined in September 2019 to a 50-year low. While consumer confidence edged lower in October to hit a four-month low, it remained a stable source of GDP growth in the U.S. Inflation remained benign.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2019

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
The Investment Environment (continued)

Outside the U.S., conditions continued to soften, dampened by trade issues, slowing economic output, and geopolitical concerns. Oil prices, which had fallen steeply in the fourth quarter of 2018, rebounded through the first four months of 2019, as major exporters sought to curb supply and central banks took steps to ease growth-related fears, before dipping in May when trade concerns escalated. Oil prices remained volatile through period end. In the eurozone, growth slowed in the second and third quarters of 2019, down slightly from the first quarter. Growth was subdued by tepid wage growth and constrained consumer spending. The United Kingdom’s economy contracted in the second quarter of 2019 amid growing Brexit-related economic and political uncertainty that dampened industrial output, construction, and services sectors. Japan’s economy, however, experienced growth in recent quarters after contracting sharply in the third quarter of 2018. Several Asian economies, including China and India, exhibited signs of slowing, but still outpaced many developed economies.
In response to the economic environment and flat or inverted yield curves around the world, to bolster growth, and to ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S., while others maintained their generally low—and for some international central banks, negative—interest rates. In the U.S., after raising interest rates four times in 2018, the Fed held rates unchanged through the first half of 2019. But amid growing signs of global economic weakness that threatened to dampen U.S. economic growth, along with continued low inflation and weakness in manufacturing, the Fed enacted three interest rate cuts by the end of the period—in July, September, and October. Following the October interest rate cut, the Fed signaled that subsequent interest rate cuts would be put on hold provided the economy continues to expand moderately and the labor market remains strong. The federal funds rate ended the reporting period in a range of 1.50% to 1.75%. Outside the U.S., the European Central Bank held interest rates steady and launched an asset-purchase program to help stimulate the economy. The Bank of Japan maintained its short-term interest rate target of –0.1% throughout the period. Despite growing Brexit-related division, the Bank of England maintained its key official bank rate at 0.75% throughout the period, where it has remained since August 2018. Central banks in key emerging market economies—including India, Thailand, and China—lowered their policy rates in response to inflation and trade-related pressures.
Bond prices generally rose over the reporting period as yields fell. (Bond yields and bond prices move in opposite directions.) Short-term yields, which typically respond to changes in the federal funds rate, remained flat for the first half of the period before declining as the Fed implemented interest rate cuts, with the three-month Treasury yield falling from 2.34% at the outset of the period to 1.54% at the end of the period. Longer-term yields, which are influenced more by economic growth and inflation expectations, trended downward over most of the period before moderating in the final two months. During the reporting period, the yield curve flattened with portions of the yield curve inverting, which is often an indicator of a potential recession. Over the reporting period, the 10-year Treasury yield fell from 3.15% to 1.69%. Outside the U.S., bond yields generally remained low.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Fund Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the co-management of the fund. She has served as portfolio manager of the fund since February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.

Patrick Kwok, CFA, Portfolio Manager, is responsible for the co-management of the fund. He has served as portfolio manager of the fund since February 2019. Prior to joining CSIM in 2008, Mr. Kwok spent two years as an asset operations specialist at Charles Schwab Trust Company. He also previously worked for one year at State Street Bank & Trust as a portfolio accountant and pricing specialist.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund

The Schwab Balanced Fund (the fund) seeks capital growth and income. To pursue its goal, the fund generally invests in a diversified group of other affiliated Schwab and/or Laudus Funds, in accordance with its target portfolio allocation. Normally, the fund invests 55% to 65% of its assets in equity securities (including stocks and equity funds) and 35% to 45% in fixed-income securities (including bonds and fixed income funds), and cash and cash equivalents (including money market funds). The fund’s allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed-income securities. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period, the U.S. economy maintained its steady growth in its tenth year of expansion, although at a declining pace. Unemployment declined while consumer confidence lagged. Inflation remained benign. In response to the economic environment, to bolster growth, and to ensure stability given ongoing trade tensions, the Federal Reserve reduced its policy rates. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2019, the fund returned 11.19%. The fund’s internally calculated comparative index, the Balanced Blended Index (the index), returned 12.35%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the index.
The fund’s U.S. large-cap equity exposure contributed positively to total return but dragged on relative performance. The Schwab Core Equity Fund returned approximately 12.0% for the reporting period while its comparative index, the S&P 500® Index returned approximately 14.3%. The Laudus U.S. Large Cap Growth Fund also contributed positively to the fund’s total return, returning approximately 15.8%.
The fund’s fixed income allocation contributed to the fund’s total return. The Schwab U.S. Aggregate Bond Index Fund returned approximately 11.3%, while its comparative benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned approximately 11.5%. The fund’s allocation to the Schwab U.S. Aggregate Bond Index Fund was increased in January 2019 when the allocation to the Schwab Intermediate-Term Bond Fund was replaced with the Schwab U.S. Aggregate Bond Index Fund. While held by the fund, the Schwab Intermediate-Term Bond Fund returned approximately 2.1% while the comparative index, the Bloomberg Barclays US Aggregate Intermediate Index, returned approximately 2.5%.
The U.S. small-cap equity allocation neither contributed nor detracted to the return of the fund and the return for this allocation was nearly flat. The U.S. small-cap equity allocation dragged on relative performance, underperforming the comparative benchmark, the Russell 2000® Index which returned approximately 4.9%. In January 2019, the fund transitioned its U.S. small-cap equity allocation from the Laudus Small-Cap MarketMasters Fund to the Schwab Small-Cap Equity Fund. While held by the fund, the Laudus Small-Cap MarketMasters Fund and the Schwab Small-Cap Equity Fund returned approximately -2.7% and 4.3%, respectively.

Management views and portfolio holdings may have changed since the report date.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Balanced Fund (11/18/96)	11.19%	6.73%	8.86%
Balanced Blended Index	12.35%	7.52%	9.54%
S&P 500® Index	14.33%	10.78%	13.70%
Bloomberg Barclays US Aggregate Bond Index	11.51%	3.24%	3.73%
Fund Category: Morningstar Allocation—50% to 70% Equity[2]	10.26%	5.57%	8.08%
Fund Expense Ratios[3]: Net 0.50%; Gross 0.54%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.50% of acquired fund fees and expenses (AFFE), which are based on estimated amounts for the current fiscal year and are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings	6
Portfolio Turnover Rate	32%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including transfer agent fees and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2019 and held through October 31, 2019.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1,2]	Effective Expense Ratio (Annualized)[3,4]	Beginning Account Value at 5/1/19	Ending Account Value (Net of Expenses) at 10/31/19	Expenses Paid During Period 5/1/19-10/31/19[2,5]	Effective Expenses Paid During Period 5/1/19-10/31/19[4,5]
Schwab Balanced Fund
Actual Return	0.00%	0.50%	$1,000.00	$1,029.60	$0.00	$2.56
Hypothetical 5% Return	0.00%	0.50%	$1,000.00	$1,025.20	$0.00	$2.55

[1]	Based on the most recent six-month expense ratio.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Based on the most recent six-month acquired fund fees and expense ratio; may differ from the acquired fund fees and expense ratio in the prospectus, which are based on estimated amounts for the current fiscal year.
[4]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$15.41	$15.60	$14.51	$15.40	$15.56
Income (loss) from investment operations:
Net investment income (loss)[1]	0.24	0.23	0.21	0.19	0.18
Net realized and unrealized gains (losses)	1.32	0.08 [2]	1.96	0.00 [3]	0.42
Total from investment operations	1.56	0.31	2.17	0.19	0.60
Less distributions:
Distributions from net investment income	(0.37)	(0.48)	(0.22)	(0.32)	(0.34)
Distributions from net realized gains	(0.61)	(0.02)	(0.86)	(0.76)	(0.42)
Total distributions	(0.98)	(0.50)	(1.08)	(1.08)	(0.76)
Net asset value at end of period	$15.99	$15.41	$15.60	$14.51	$15.40
Total return	11.19%	1.94%	15.90%	1.41%	3.95%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[4]	0.00%	0.00%	0.00%	0.00% [5]	0.00% [5]
Gross operating expenses[4]	0.04%	0.04%	0.06%	0.06%	0.07%
Net investment income (loss)	1.55%	1.44%	1.39%	1.34%	1.18%
Portfolio turnover rate	32%	6%	28% [6]	19%	5%
Net assets, end of period (x 1,000,000)	$526	$447	$386	$282	$305

1
Calculated based on the average shares outstanding during the period.
2
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3
Less than $0.005.
4
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
5
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses and/or interest expense had not been incurred.
6
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 7% without including these transactions. There were no transaction costs associated with these transactions.
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Schwab Balanced Fund  |  Annual Report
See financial notes

Schwab Balanced Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 99.3% of net assets

Equity Funds 60.2%
Large-Cap 50.0%
Laudus U.S. Large Cap Growth Fund *	3,461,758	77,612,608
Schwab Core Equity Fund	8,488,742	185,648,795
		263,261,403
Small-Cap 10.2%
Schwab Small-Cap Equity Fund	3,196,837	53,323,240
		316,584,643

Fixed-Income Fund 36.8%
Intermediate-Term Bond 36.8%
Schwab U.S. Aggregate Bond Index Fund	18,675,589	193,852,620

Money Market Fund 2.3%
Schwab Variable Share Price Money Fund, Ultra Shares 1.85% (a)	12,112,940	12,118,997
Total Affiliated Underlying Funds
(Cost $475,454,387)		522,556,260
Security	Number of Shares	Value ($)
Unaffiliated Underlying Fund 0.7% of net assets

Money Market Fund 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.75% (a)	3,821,366	3,821,366
Total Unaffiliated Underlying Fund
(Cost $3,821,366)		3,821,366
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2019:
Affiliated Underlying Funds	Market Value at 10/31/18	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 10/31/19	Balance of Shares Held at 10/31/19	Distributions Received*
Laudus Small-Cap MarketMasters Fund, Select Shares	$44,913,075	$2,370,000	($41,276,972)	($362,506)	($5,643,597)	$—	—	$4,489,301
Laudus U.S. Large Cap Growth Fund	66,622,785	15,268,559	(10,075,000)	(340,756)	6,137,020	77,612,608	3,461,758	5,008,159
Schwab Core Equity Fund	157,179,451	46,498,943	(17,575,000)	(3,276,849)	2,822,250	185,648,795	8,488,742	20,048,943
Schwab Intermediate-Term Bond Fund	50,815,631	2,675,201	(54,131,542)	(1,847,142)	2,487,852	—	—	289,075
Schwab Small-Cap Equity Fund	—	52,798,000	(833,000)	(16,237)	1,374,477	53,323,240	3,196,837	—
Schwab U.S. Aggregate Bond Index Fund	115,403,823	94,523,143	(28,913,000)	(509,608)	13,348,262	193,852,620	18,675,589	4,861,893
Schwab Variable Share Price Money Fund, Ultra Shares	10,364,980	1,750,559	—	—	3,458	12,118,997	12,112,940	250,654
Total	$445,299,745	$215,884,405	($152,804,514)	($6,353,098)	$20,529,722	$522,556,260		$34,948,025
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

At October 31, 2019, all of the fund’s investment securities were classified as Level 1. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3 (see financial note 2(a) for additional information).
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See financial notes

Schwab Balanced Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in affiliated underlying funds, at value (cost $475,454,387)		$522,556,260
Investments in unaffiliated underlying funds, at value (cost $3,821,366)		3,821,366
Receivables:
Fund shares sold		1,255,808
Dividends		469,874
Due from investment adviser		19,915
Prepaid expenses	+	21,442
Total assets		528,144,665
Liabilities
Payables:
Investments bought		1,554,102
Fund shares redeemed		361,423
Accrued expenses	+	55,309
Total liabilities		1,970,834
Net Assets
Total assets		528,144,665
Total liabilities	–	1,970,834
Net assets		$526,173,831
Net Assets by Source
Capital received from investors		460,308,724
Total distributable earnings		65,865,107

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$526,173,831		32,907,989		$15.99

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Schwab Balanced Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends received from affiliated underlying funds		$7,390,752
Dividends received from unaffiliated underlying funds	+	70,340
Total investment income		7,461,092
Expenses
Registration fees		51,420
Shareholder reports		44,293
Professional fees		31,136
Portfolio accounting fees		28,555
Transfer agent fees		21,861
Independent trustees’ fees		10,337
Custodian fees		1,790
Other expenses	+	9,253
Total expenses		198,645
Expense reduction by CSIM and its affiliates	–	198,645
Net expenses	–	—
Net investment income		7,461,092
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		27,557,273
Net realized losses on sales of affiliated underlying funds	+	(6,353,098)
Net realized gains		21,204,175
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	20,529,722
Net realized and unrealized gains		41,733,897
Increase in net assets resulting from operations		$49,194,989
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Schwab Balanced Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$7,461,092	$6,070,669
Net realized gains		21,204,175	24,111,718
Net change in unrealized appreciation (depreciation)	+	20,529,722	(24,870,807)
Increase in net assets from operations		49,194,989	5,311,580
Distributions to Shareholders
Total distributions		($28,049,773)	($12,185,118)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		11,096,629	$169,470,196	10,224,123	$162,133,182
Shares reinvested		1,812,747	24,889,012	690,392	10,707,988
Shares redeemed	+	(8,978,575)	(135,957,018)	(6,642,949)	(104,866,438)
Net transactions in fund shares		3,930,801	$58,402,190	4,271,566	$67,974,732
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		28,977,188	$446,626,425	24,705,622	$385,525,231
Total increase	+	3,930,801	79,547,406	4,271,566	61,101,194
End of period		32,907,989	$526,173,831	28,977,188	$446,626,425
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Schwab Balanced Fund
Financial Notes

1. Business Structure of the Fund:
Schwab Balanced Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Balanced Fund	Schwab Target 2040 Fund
Schwab S&P 500 Index Fund	Schwab Target 2045 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2050 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2055 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2060 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab International Index Fund®	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental Global Real Estate Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2010 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Hedged Equity Fund	Schwab Target 2040 Index Fund
Schwab Health Care Fund	Schwab Target 2045 Index Fund
Schwab International Core Equity Fund	Schwab Target 2050 Index Fund
Schwab Target 2010 Fund	Schwab Target 2055 Index Fund
Schwab Target 2015 Fund	Schwab Target 2060 Index Fund
Schwab Target 2020 Fund	Schwab Monthly Income Fund - Moderate Payout
Schwab Target 2025 Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Target 2030 Fund	Schwab Monthly Income Fund - Maximum Payout
Schwab Target 2035 Fund
The Schwab Balanced Fund is a single class “fund of funds” which seeks to achieve its investment objective by investing in a diversified group of other affiliated Schwab and/or Laudus Funds (the underlying funds), but also may invest in other unaffiliated, third party mutual funds, including exchange-traded funds (ETFs). In addition, the fund may invest a portion of its assets directly in equity and fixed-income securities to maintain its allocations.
The fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the fund should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed and available on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
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Schwab Balanced Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Underlying funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
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Schwab Balanced Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(b) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(c) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(d) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets. The fund bears its share of the acquired fund fees and expenses of the underlying funds, which are indirect expenses incurred by the fund through its investments in the underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(e) Distributions to Shareholders:
The fund makes distributions from net investment income and net realized capital gains, if any, once a year.
(f) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(g) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(h) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
(i) Recent Accounting Standards:
In August 2018, the FASB issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The fund is permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The fund has early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and has delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the fund’s financial statements.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
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Schwab Balanced Fund
Financial Notes (continued)

3. Risk Factors (continued):
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•   Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will select or allocate assets that could cause the fund to underperform or otherwise not meet its objective. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.
•   Growth Investing Risk. An underlying fund’s investments in growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
•   Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•   ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
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Schwab Balanced Fund
Financial Notes (continued)

3. Risk Factors (continued):
•   Money Market Fund Risk. The fund may invest in underlying money market funds that either seek to maintain a stable $1 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
•   Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.
•   Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
•   Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
An underlying fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, liquidity risk, market risk and management risk, are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gain. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
•   Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or an underlying fund may have to sell them at a loss.
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Schwab Balanced Fund
Financial Notes (continued)

3. Risk Factors (continued):
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
•   Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
•   Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which an underlying fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar or greater risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates — both increases and decreases — may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities often occur through to-be-announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction would expose an underlying fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
•   Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which an underlying fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. An underlying fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc., a broker-dealer affiliate of CSIM (together, service providers), of certain shareholder services to the current shareholders of the fund. The fund is not subject to any fee under the Plan.
Expense Limitation
CSIM and its affiliates have agreed with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 0.00%.
The agreement to limit the fund’s total expenses charged is limited to the fund’s direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments in Affiliates
The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. As of October 31, 2019, the fund’s ownership percentages of other related funds’ shares are:
Laudus U.S. Large Cap Growth Fund	3.5%
Schwab Core Equity Fund	8.5%
Schwab Small-Cap Equity Fund	9.2%
Schwab U.S. Aggregate Bond Index Fund	6.2%
Schwab Variable Share Price Money Fund, Ultra Shares	0.2%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 3, 2019. On October 3, 2019, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on October 1, 2020. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, the fund paid a commitment fee of 0.15% per annum on the fund’s proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on November 30, 2018. On November 30, 2018, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on November 29, 2019. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2019, purchases and sales of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales of Securities
$215,884,405	$152,804,514
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Financial Notes (continued)

8. Federal Income Taxes:
As of October 31, 2019, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
Tax cost	$484,908,783
Gross unrealized appreciation	$43,932,821
Gross unrealized depreciation	(2,463,978)
Net unrealized appreciation (depreciation)	$41,468,843
As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$4,542,108
Undistributed long-term capital gains	19,854,156
Net unrealized appreciation (depreciation) on investments	41,468,843
Total	$65,865,107
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the fund’s investments, disclosed above, has been adjusted from the book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2019, the fund had no capital loss carryforwards available to offset future net capital gains.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
Current period distributions
Ordinary income	$10,526,518
Long-term capital gains	17,523,255
Prior period distributions
Ordinary income	$11,740,011
Long-term capital gains	445,107
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2019, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2019, the fund did not incur any interest or penalties.

9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab Balanced Fund (one of the funds constituting Schwab Capital Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2019
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.
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Other Federal Tax Information (unaudited)

For corporate shareholders, 26.05% of the fund’s dividend distributions paid during the fiscal year ended October 31, 2019, qualify for the corporate dividends received deduction.
For the fiscal year ended October 31, 2019, the fund designates $3,086,580 of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2020 via IRS Form 1099 of the amounts for use in preparing their 2019 income tax return.
Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $17,523,255 as long-term capital gain dividends for the fiscal year ended October 31, 2019.
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended, requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Balanced Fund (the Fund), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the Fund’s operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Fund at meetings held on May 13, 2019 and June 4, 2019, and approved the renewal of the Agreement with respect to the Fund for an additional one-year term at the June 4, 2019 in person meeting called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;
2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	the Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM relating to services and support provided with respect to the Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders. The Trustees also considered that many of the Fund’s shareholders are also brokerage clients of Schwab and considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit the Fund and shareholders who are brokerage clients of Schwab. Finally,

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the Trustees also considered Schwab’s reputation as a full service brokerage firm and the firm’s overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.
Fund Performance. The Board considered the Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, yield, if applicable, and market trends, as well as in consideration of the Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of products and provision of services as well as the competitive marketplace for financial products. When applicable, the Trustees considered the effects of CSIM’s and Schwab’s practice of waiving certain fees to prevent total annual Fund operating expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep the Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. The Trustees noted that shareholders of the Fund indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees considered that CSIM is not charging any management fees at the Fund level; it being understood that there is a management fee at the underlying fund level. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because the Fund invests a portion of its assets in other funds within the Schwab fund complex, the Trustees considered whether CSIM indirectly benefits from the Fund’s investments in other underlying funds managed by CSIM. The Trustees considered whether the varied levels of compensation and profitability with respect to the Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to the Fund’s shareholders through (i) the enhancement of services provided to the Fund in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders; (ii) graduated investment advisory fee schedule, fee waivers, or expense caps by CSIM and its affiliates for those funds in the Schwab Funds complex with such features; and (iii) pricing the Fund to scale and keeping overall expenses down as the Fund grows. The Trustees acknowledged that, in addition, CSIM has shared any economies of scale with the Fund by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of providing investment management,

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technology, administrative, legal and compliance services to the Fund continues to increase as a result of regulatory or other developments. The Trustees considered that CSIM and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets are relatively small, for example, in the case of newer funds or funds with investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 101 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the fund’s Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	101	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	101	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	101	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	101	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	101	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	101	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	101	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	101	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	101	Director (2012 – present), Eaton Corporation plc
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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	101	Director (2008 – present), The Charles Schwab Corporation
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	101	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	101	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
32
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Balanced Blended Index   A custom blended index developed by CSIM that, effective January 29, 2019, is composed of 50% S&P 500 Index, 10% Russell 2000 Index, 37% Bloomberg Barclays US Aggregate Bond Index, and 3% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From August 1, 2013 to January 29, 2019, the composite was composed of 50% S&P 500 Index, 10% Russell 2000 Index, 25% Bloomberg Barclays US Aggregate Bond Index, 12% Bloomberg Barclays US Intermediate Aggregate Bond Index and 3% Bloomberg Barclays US Treasury Bills 1-3 Month Index. Prior to August 1, 2013 the Balanced Blended Index was composed of 60% S&P 500 Index and 40% Bloomberg Barclays US Aggregate Bond Index. Percentages listed may not total to 100% due to rounding.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Intermediate Aggregate Bond Index  An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE non-US Dollar World Government Bond Index  A market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least 1 year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

33
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements; and
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2019 Schwab Funds. All rights reserved.

34
Schwab Balanced Fund  |  Annual Report

Notes

Notes

Schwab Balanced Fund
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2019 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR36112-13
00237234

Annual Report  |  October 31, 2019
Schwab Equity Index Funds®

Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth
Index Fund
Schwab U.S. Large-Cap Value
Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.

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Eight cost-efficient ways to tap into the power of the stock market for long-term growth potential.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Condensed Portfolio Holdings are sub-categories of Sector classifications.
1
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Total Return for the 12 Months Ended October 31, 2019
Schwab S&P 500 Index Fund (Ticker Symbol: SWPPX)	14.30%
S&P 500® Index	14.33%
Fund Category: Morningstar Large Blend[1]	12.66%
Performance Details	pages 7-9

Schwab 1000 Index Fund (Ticker Symbol: SNXFX)	14.20%
Schwab 1000 Index®	14.25%
Russell 1000® Index	14.15%
Fund Category: Morningstar Large Blend[1]	12.66%
Performance Details	pages 10-12

Schwab Small-Cap Index Fund (Ticker Symbol: SWSSX)	4.95%
Russell 2000® Index	4.90%
Fund Category: Morningstar Small Blend[1]	4.42%
Performance Details	pages 13-15

Schwab Total Stock Market Index Fund (Ticker Symbol: SWTSX)	13.37%
Dow Jones U.S. Total Stock Market IndexSM	13.39%
Fund Category: Morningstar Large Blend[1]	12.66%
Performance Details	pages 16-18
Total Return for the 12 Months Ended October 31, 2019
Schwab U.S. Large-Cap Growth Index Fund (Ticker Symbol: SWLGX)	17.04%
Russell 1000® Growth Index	17.10%
Fund Category: Morningstar Large Growth[1]	14.51%
Performance Details	pages 19-21

Schwab U.S. Large-Cap Value Index Fund (Ticker Symbol: SWLVX)	11.08%
Russell 1000® Value Index	11.21%
Fund Category: Morningstar Large Value[1]	9.63%
Performance Details	pages 22-24

Schwab U.S. Mid-Cap Index Fund (Ticker Symbol: SWMCX)	13.61%
Russell Midcap® Index	13.72%
Fund Category: Morningstar Mid-Cap Blend[1]	9.59%
Performance Details	pages 25-27

Schwab International Index Fund[2] (Ticker Symbol: SWISX)	11.27%
MSCI EAFE® Index (Net)[3]	11.04%
Fund Category: Morningstar Foreign Large Blend[1]	10.26%
Performance Details	pages 28-30

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
At the crux of every investment decision, one consideration that may be top of mind is your risk tolerance. It may seem like a straightforward consideration, but it’s often not. Most of us are risk-averse by nature and as investors, the fear of a significant market decline is ever-present in our minds. This can sometimes lead us to make decisions that may get in the way of the performance of our investments. Our feelings about risk are also fluid, impacted by changes in market conditions and our progress toward our financial goals. For example, some investors may have been prompted to rethink their risk appetite as a result of the latest bout of market volatility.
At Charles Schwab Investment Management, we provide a range of foundational products that are designed to suit a variety of risk appetites and help investors remain focused on their long-term investment plans despite market volatility. The Schwab Equity Index Funds play a role in this. The funds provide access to broad segments of the equities markets with different risk and return profiles, including small-cap, mid-cap, and large-cap stocks, those oriented toward value or growth, and equities from both U.S. and international markets.
In addition, the Schwab Equity Index Funds can help investors achieve their financial goals by keeping investing costs down. The funds have among the lowest expenses in the industry, along with no investment minimums. As one of the largest providers of index mutual funds, one of our goals is to keep your investing costs down.
When it comes to investing, it’s important to have a long-term investing plan and a portfolio based on your individual goals and risk tolerance. It can at times be tough to maintain that discipline in the face of day-to-day uncertainty. We aim to offer products with clear objectives, straightforward pricing, and a consistent approach to investing to help simplify investing decisions, so investors can focus on their long-term goals without unnecessary complexity.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Equity Index Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ The funds have among the lowest expenses in the industry, along with no investment minimums.”
Management views may have changed since the report date.
3
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
The Investment Environment

For the 12-month reporting period ended October 31, 2019, both U.S. and international equity markets generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines across global equity markets, driven by concerns about slowing international growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes despite low inflation. By late December, major market indices had fallen to near-bear market territory. However, as the Federal Reserve (Fed) put interest rate hikes on hold, stocks, particularly in the U.S., staged a strong recovery in the first four months of 2019, which generally continued through the end of the reporting period despite several setbacks. Over the period, the U.S. dollar strengthened slightly against a basket of foreign currencies, generally reducing the returns on overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 14.33% and the Russell 2000® Index, a measure of U.S. small-cap stocks, returned 4.90%. Despite headwinds, markets outside the U.S. also rose, particularly toward the end of the reporting period with the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returning 11.04%.
Economic growth around the globe was uneven over the reporting period, largely as a result of manufacturing weakness in developed international markets. Despite escalating trade tensions with China, the U.S. maintained its steady growth in its tenth year of expansion, although at a declining pace. In the last two months of 2018, economies around the globe showed increasing signs of weakness, but many regained economic momentum in the first six months of 2019, demonstrating resilient growth despite lingering uncertainties on various fronts. As the year progressed, signs of slowing growth increased amid a weakening global economy, waning manufacturing activity, and the ongoing U.S.-China trade war. However, toward the end of the period, prospects of a partial trade resolution relieved some of the pressure. U.S. gross domestic product (GDP) grew at an annual rate of 2.1% in the third quarter of 2019, up slightly from 2.0% in the second quarter, but down from 3.1% in the first quarter of 2019. Unemployment declined in September 2019 to a 50-year low. While consumer confidence edged lower in October to hit a four-month low, it remained a stable source of GDP growth in the U.S. Inflation remained benign.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2019

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
4
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
The Investment Environment (continued)

Outside the U.S., conditions continued to soften, dampened by trade issues, slowing economic output, and geopolitical concerns. Oil prices, which had fallen steeply in the fourth quarter of 2018, recovered through the first four months of 2019, as major exporters sought to curb supply and central banks took steps to ease growth-related fears, before dipping in May when trade concerns escalated. Oil prices remained volatile through period end. In the eurozone, growth slowed in the second and third quarters of 2019, down slightly from the first quarter. Growth was subdued by tepid wage growth and constrained consumer spending. The United Kingdom’s economy contracted in the second quarter of 2019 amid growing Brexit-related economic and political uncertainty that dampened industrial output, construction, and services sectors. Japan’s economy, however, experienced growth in recent quarters after contracting sharply in the third quarter of 2018.
In response to the economic environment and flat or inverted yield curves around the world, to bolster growth, and to ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S., while others maintained their generally low—and for some international central banks, negative—interest rates. In the U.S., after raising interest rates four times in 2018, the Fed held rates unchanged through the first half of 2019. But amid growing signs of global economic weakness that threatened to dampen U.S. economic growth, along with continued low inflation and weakness in manufacturing, the Fed enacted three interest rate cuts by the end of the period—in July, September, and October. Following the October interest rate cut, the Fed signaled that subsequent interest rate cuts would be put on hold provided the economy continues to expand moderately and the labor market remains strong. The federal funds rate ended the reporting period in a range of 1.50% to 1.75%. Outside the U.S., the European Central Bank held interest rates steady and launched an asset-purchase program to help stimulate the economy. The Bank of Japan maintained its short-term interest rate target of –0.1% throughout the period. Despite growing Brexit-related division, the Bank of England maintained its key official bank rate at 0.75% throughout the period, where it has remained since August 2018.
5
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Fund Management

Christopher Bliss, CFA, Vice President and Head of Passive Equity Strategies, leads the portfolio management team for Schwab’s passive equity mutual funds and ETFs. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a managing director and head of the Americas institutional index team. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Jeremy Brown, Portfolio Manager, is responsible for the day-to-day co-management of the the funds, except for the Schwab International Index Fund. Prior to joining CSIM in 2017, Mr. Brown spent six years with ALPS Advisors, Inc. in Denver, most recently as a senior analyst on the ETF portfolio management and research team where he performed portfolio management, trading and analytics/research functions for ALPS ETFs and passive funds. Additionally, Mr. Brown led a number of investment research, commentary, industry trend analysis and sales and marketing support initiatives.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab International Index Fund. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the the funds, except for the Schwab International Index Fund. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab International Index Fund. Prior to joining CSIM in 2012, Ms. Qin spent more than four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in the risk management group as a risk analyst.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab International Index Fund. He joined CSIM in 2008 and became a Portfolio Manager in 2014. Prior to this role, Mr. Rios served as an Associate Portfolio Manager on the Schwab Equity Index Strategies team for four years. His first role with CSIM was as a trade operations specialist. He also previously worked as a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

Sabya Sinha, Portfolio Manager, is responsible for the day-to-day co-management of the the funds, except for the Schwab International Index Fund. Prior to joining CSIM in 2015, Mr. Sinha spent a year at F-Squared Investments on the product development and analytics team. Prior to F-Squared, he worked at IndexIQ Advisors as a senior index portfolio manager for three years and for Bank of America’s Columbia Management subsidiary as a portfolio manager for three years.
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Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund as of October 31, 2019

The Schwab S&P 500 Index Fund’s (the fund) goal is to track the total return of the S&P 500® Index (the index), which includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. To pursue its goal, the fund seeks to replicate the performance of the index by giving the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period ended October 31, 2019, U.S. large-cap stocks generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines, driven by concerns about slowing international growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes despite low inflation. However, as the Federal Reserve (Fed) put interest rate hikes on hold, stocks, particularly in the U.S., staged a strong recovery in the first four months of 2019, which generally continued through the end of the reporting period. After raising interest rates four times in 2018, the Fed enacted three interest rate cuts by the end of the period—in July, September, and October. From a sector standpoint within the index, the real estate and utilities sectors outperformed over the 12-month reporting period, while the energy and health care sectors underperformed by comparison.
Performance. The fund returned 14.30% for the 12-month reporting period ended October 31, 2019, compared with the index, which returned 14.33%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The energy sector was the only detractor from the return of the fund. The energy sector represented an average weight of approximately 5% of the fund’s investments and returned approximately -11% for the reporting period. One example from this sector is Exxon Mobil Corp. The fund’s holdings of Exxon Mobil Corp. returned approximately -11% for the reporting period.
While there were no additional sectors that detracted from performance over the reporting period, the materials sector was the smallest contributor to the return of the fund. The fund’s holdings in the materials sector represented an average weight of approximately 3% of the fund’s investments and returned approximately 13% for the reporting period.
The fund’s holdings in the information technology sector were the largest contributors to the return of the fund. Information technology stocks represented an average weight of approximately 21% of the fund’s investments and returned approximately 23% for the reporting period. The fund’s holdings of Microsoft Corp. are one example from this sector, returning approximately 36% for the reporting period.
Stocks in the consumer discretionary sector also contributed to overall fund performance. Consumer discretionary stocks represented an average weight of approximately 10% of the fund’s investments and returned approximately 16% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab S&P 500 Index Fund (5/19/97)	14.30%	10.70%	13.61%
S&P 500® Index	14.33%	10.78%	13.70%
Fund Category: Morningstar Large Blend[2]	12.66%	8.94%	12.22%
Fund Expense Ratio[3]: 0.02%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – “Standard & Poor’s®,” “S&P®,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC (S&P), and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones) and have been licensed for use by S& P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by CSIM. The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.
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Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics1
Number of Holdings	507
Weighted Average Market Cap (millions)	$262,960
Price/Earnings Ratio (P/E)	21.2
Price/Book Ratio (P/B)	3.3
Portfolio Turnover Rate	3%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
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Schwab Equity Index Funds  |  Annual Report

Schwab 1000 Index Fund as of October 31, 2019

The Schwab 1000 Index Fund’s (the fund) goal is to match the total return of the Schwab 1000 Index® (the index), which includes the stocks of the largest 1,000 publicly traded companies in the U.S., with size being determined by market capitalization (total market value of all shares outstanding). To pursue its goal, the fund seeks to replicate the performance of the index by giving the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period ended October 31, 2019, U.S. large-cap stocks generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines, driven by concerns about slowing international growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes despite low inflation. However, as the Federal Reserve (Fed) put interest rate hikes on hold, stocks, particularly in the U.S., staged a strong recovery in the first four months of 2019, which generally continued through the end of the reporting period. After raising interest rates four times in 2018, the Fed enacted three interest rate cuts by the end of the period—in July, September, and October. From a sector standpoint within the index, the real estate and utilities sectors outperformed over the 12-month reporting period, while the energy and health care sectors underperformed by comparison.
Performance. The fund returned 14.20% for the 12-month reporting period ended October 31, 2019, compared with the index, which returned 14.25%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The energy sector was the only detractor from the return of the fund. The energy sector represented an average weight of approximately 5% of the fund’s investments and returned approximately -12% for the reporting period. One example from this sector is Exxon Mobil Corp. The fund’s holdings of Exxon Mobil Corp. returned approximately -11% for the reporting period.
While there were no additional sectors that detracted from performance over the reporting period, the materials sector was the smallest contributor to the return of the fund. The fund’s holdings in the materials sector represented an average weight of approximately 3% of the fund’s investments and returned approximately 12% for the reporting period.
The fund’s holdings in the information technology sector were the largest contributors to the return of the fund. Information technology stocks represented an average weight of approximately 21% of the fund’s investments and returned approximately 23% for the reporting period. The fund’s holdings of Microsoft Corp. are one example from this sector, returning approximately 36% for the reporting period.
Stocks in the financials sector were another contributor to overall fund performance. Financials stocks represented an average weight of approximately 13% of the fund’s investments and returned approximately 12% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Equity Index Funds  |  Annual Report

Schwab 1000 Index Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab 1000 Index Fund (4/2/91)	14.20%	10.38%	13.43%
Schwab 1000 Index®	14.25%	10.52%	13.67%
Russell 1000® Index	14.15%	10.55%	13.72%
Fund Category: Morningstar Large Blend[2]	12.66%	8.94%	12.22%
Fund Expense Ratio[3]: 0.05%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.
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Schwab Equity Index Funds  |  Annual Report

Schwab 1000 Index Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics1
Number of Holdings	988 [2]
Weighted Average Market Cap (millions)	$236,490
Price/Earnings Ratio (P/E)	21.2
Price/Book Ratio (P/B)	3.2
Portfolio Turnover Rate	5%
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	As a result of the Schwab 1000 Index®’s once per year reconstitution and the effects of certain corporate actions, the fund may hold less than 1,000 securities.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
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Schwab Equity Index Funds  |  Annual Report

Schwab Small-Cap Index Fund as of October 31, 2019

The Schwab Small-Cap Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of small-capitalization U.S. stocks. To pursue its investment objective, the fund generally invests in stocks that are included in the Russell 2000® Index (the index). To pursue its goal, the fund seeks to replicate the performance of the index by giving the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period ended October 31, 2019, U.S. small-cap stocks generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines, driven by concerns about slowing international growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes despite low inflation. However, as the Federal Reserve (Fed) put interest rate hikes on hold, stocks, particularly in the U.S., staged a strong recovery in the first four months of 2019, which generally continued through the end of the reporting period. After raising interest rates four times in 2018, the Fed enacted three interest rate cuts by the end of the period—in July, September, and October. From a sector standpoint within the index, the utilities and information technology sectors outperformed over the 12-month reporting period, while the energy and communications services sectors underperformed by comparison.
Performance. The fund returned 4.95% for the 12-month reporting period ended October 31, 2019, compared with the index, which returned 4.90%.
Contributors and Detractors. The fund’s holdings in the information technology sector were the largest contributors to the returns of the fund. Information technology stocks represented an average weight of approximately 14% of the fund’s investments and returned approximately 23%. The fund’s holdings of Coupa Software, Inc. are one example of this sector, returning approximately 95% for the reporting period.
Stocks in the industrials sector also contributed to overall fund performance. Industrials stocks represented an average weight of approximately 15% of the fund’s investments and returned approximately 12% for the reporting period.
Over the reporting period, the energy sector was the largest detractor from the return of the fund. Energy stocks represented an average weight of approximately 4% of the fund’s investments and returned approximately -43% for the reporting period. One example from this sector is Oasis Petroleum, Inc. The fund’s holdings of Oasis Petroleum, Inc. returned approximately -74% over the reporting period.
The health care sector also detracted from the return of the fund. Health care stocks represented an average weight of approximately 16% of the fund’s investments and returned approximately -4% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
13
Schwab Equity Index Funds  |  Annual Report

Schwab Small-Cap Index Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Small-Cap Index Fund (5/19/97)	4.95%	7.41%	12.56%
Russell 2000® Index	4.90%	7.37%	12.27%
Small-Cap Spliced Index	4.90%	7.37%	12.55%
Fund Category: Morningstar Small Blend[2]	4.42%	6.20%	11.55%
Fund Expense Ratio[3]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership – “Russell 2000®” is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab Small-Cap Index Fund. The Schwab Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.
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Schwab Equity Index Funds  |  Annual Report

Schwab Small-Cap Index Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics1
Number of Holdings	2,000
Weighted Average Market Cap (millions)	$2,321
Price/Earnings Ratio (P/E)	18.0
Price/Book Ratio (P/B)	1.9
Portfolio Turnover Rate	14%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
15
Schwab Equity Index Funds  |  Annual Report

Schwab Total Stock Market Index Fund as of October 31, 2019

The Schwab Total Stock Market Index Fund’s (the fund) goal is to track the total return of the entire U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market IndexSM (the index), which includes the stocks of all publicly traded companies headquartered in the U.S. for which pricing information is readily available. To pursue its investment objective, the fund uses a sampling investment approach that involves investing in a representative sample of stocks with similar risk and return characteristics as the index, and maintains a tight allocation across all sectors, market capitalizations, and valuation measures compared with the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period ended October 31, 2019, the U.S. equity market generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines, driven by concerns about slowing international growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes despite low inflation. However, as the Federal Reserve (Fed) put interest rate hikes on hold, stocks, particularly in the U.S., staged a strong recovery in the first four months of 2019, which generally continued through the end of the reporting period. After raising interest rates four times in 2018, the Fed enacted three interest rate cuts by the end of the period—in July, September, and October. From a sector standpoint within the index, the real estate and utilities sectors outperformed over the 12-month reporting period, while the energy and health care sectors underperformed by comparison.
Performance. The fund returned 13.37% for the 12-month reporting period ended October 31, 2019, compared with the index, which returned 13.39%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The energy sector was the only detractor from the return of the fund. The energy sector represented an average weight of approximately 5% of the fund’s investments and returned approximately -15% for the reporting period. One example from this sector is Exxon Mobil Corp. The fund’s holdings of Exxon Mobil Corp. returned approximately -11% for the reporting period.
While there were no additional sectors that detracted from performance over the reporting period, the materials sector was the smallest contributor to the return of the fund. The fund’s holdings in the materials sector represented an average weight of approximately 3% of the fund’s investments and returned approximately 11% for the reporting period.
The fund’s holdings in the information technology sector were the largest contributors to the return of the fund. Information technology stocks represented an average weight of approximately 21% of the fund’s investments and returned approximately 23% for the reporting period. The fund’s holdings of Microsoft Corp. are one example from this sector, returning approximately 36% for the reporting period.
Stocks in the financials sector also contributed to overall fund performance. Financials stocks represented an average weight of approximately 14% of the fund’s investments and returned approximately 11% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
16
Schwab Equity Index Funds  |  Annual Report

Schwab Total Stock Market Index Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Total Stock Market Index Fund (6/1/99)	13.37%	10.22%	13.57%
Dow Jones U.S. Total Stock Market IndexSM	13.39%	10.26%	13.62%
Fund Category: Morningstar Large Blend[2]	12.66%	8.94%	12.22%
Fund Expense Ratio[3]: 0.03%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (S&P), and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones) and have been licensed for use by S& P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by CSIM. The “Dow Jones U.S. Total Stock Market IndexSM” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab Total Stock Market Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.
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Schwab Equity Index Funds  |  Annual Report

Schwab Total Stock Market Index Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics1
Number of Holdings	3,072
Weighted Average Market Cap (millions)	$221,048
Price/Earnings Ratio (P/E)	21.0
Price/Book Ratio (P/B)	3.0
Portfolio Turnover Rate	3%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
18
Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Growth Index Fund as of October 31, 2019

The Schwab U.S. Large-Cap Growth Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of large-capitalization U.S. growth stocks. To pursue its investment objective, the fund generally invests in stocks that are included in the Russell 1000® Growth Index (the index). The fund seeks to replicate the performance of the index by giving the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period ended October 31, 2019, U.S. large-cap stocks generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines, driven by concerns about slowing international growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes despite low inflation. However, as the Federal Reserve (Fed) put interest rate hikes on hold, stocks, particularly in the U.S., staged a strong recovery in the first four months of 2019, which generally continued through the end of the reporting period. After raising interest rates four times in 2018, the Fed enacted three interest rate cuts by the end of the period—in July, September, and October. From a sector standpoint within the index, the real estate and materials sectors outperformed over the 12-month reporting period, while the energy and health care sectors underperformed by comparison.
Performance. The fund returned 17.04% during the 12-month reporting period ended October 31, 2019, compared with the index, which returned 17.10%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The energy sector was the only detractor from the return of the fund. The energy sector represented an average weight of less than 1% of the fund’s investments and returned approximately -18% for the reporting period. One example from this sector is Halliburton Co. The fund’s holdings of Halliburton Co. returned approximately -33% for the reporting period.
While there were no additional sectors that detracted from performance over the reporting period, the materials sector was the smallest contributor to the return of the fund. The fund’s holdings in the materials sector represented an average weight of approximately 2% of the fund’s investments and returned approximately 27% for the reporting period.
The fund’s holdings in the information technology sector were the largest contributors to the return of the fund. Information technology stocks represented an average weight of approximately 34% of the fund’s investments and returned approximately 22% for the reporting period. The fund’s holdings of Microsoft Corp. are one example from this sector, returning approximately 36% for the reporting period.
Stocks in the consumer discretionary sector also contributed to overall fund performance. Consumer discretionary stocks represented an average weight of approximately 15% of the fund’s investments and returned approximately 16% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
19
Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (December 20, 2017 – October 31, 2019)1

Average Annual Returns1
Fund and Inception Date	1 Year	Since Inception
Fund: Schwab U.S. Large-Cap Growth Index Fund (12/20/17)	17.04%	12.21%
Russell 1000® Growth Index	17.10%	12.28%
Fund Category: Morningstar Large Growth[2]	14.51%	N/A
Fund Expense Ratio[3]: 0.035%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – The Russell 1000® Growth Index is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Large-Cap Growth Index Fund. The Schwab U.S. Large-Cap Growth Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.
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Schwab U.S. Large-Cap Growth Index Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics1
Number of Holdings	532
Weighted Average Market Cap (millions)	$350,689
Price/Earnings Ratio (P/E)	26.8
Price/Book Ratio (P/B)	7.8
Portfolio Turnover Rate	46%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
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Schwab U.S. Large-Cap Value Index Fund as of October 31, 2019

The Schwab U.S. Large-Cap Value Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of large-capitalization U.S. value stocks. To pursue its investment objective, the fund generally invests in stocks that are included in the Russell 1000® Value Index (the index). The fund seeks to replicate the performance of the index by giving the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period ended October 31, 2019, U.S. large-cap stocks generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines, driven by concerns about slowing international growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes despite low inflation. However, as the Federal Reserve (Fed) put interest rate hikes on hold, stocks, particularly in the U.S., staged a strong recovery in the first four months of 2019, which generally continued through the end of the reporting period. After raising interest rates four times in 2018, the Fed enacted three interest rate cuts by the end of the period—in July, September, and October. From a sector standpoint within the index, the real estate and utilities sectors outperformed over the 12-month reporting period, while the energy and materials sectors underperformed by comparison.
Performance. The fund returned 11.08% during the 12-month reporting period ended October 31, 2019, compared with the index, which returned 11.21%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, the energy sector was the only detractor from the return of the fund. The energy sector represented an average weight of approximately 9% of the fund’s investments and returned approximately -13% for the reporting period. One example from this sector is Exxon Mobil Corp. The fund’s holdings of Exxon Mobil Corp. returned approximately -11% for the reporting period.
While there were no additional sectors that detracted from performance over the reporting period, the materials sector was the smallest contributor to the return of the fund. The fund’s holdings in the materials sector represented an average weight of approximately 4% of the fund’s investments and returned approximately 7% for the reporting period.
The fund’s holdings in the financials sector were the largest contributors to the return of the fund. Financials stocks represented an average weight of approximately 23% of the fund’s investments and returned approximately 11% for the reporting period. The fund’s holdings of JPMorgan Chase & Co. are one example from this sector, returning approximately 18% for the reporting period.
Stocks in the information technology sector also contributed to overall fund performance. The fund’s holdings in the information technology sector represented an average weight of approximately 8% of the fund’s investments and returned approximately 23% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab U.S. Large-Cap Value Index Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (December 20, 2017 – October 31, 2019)1

Average Annual Returns1
Fund and Inception Date	1 Year	Since Inception
Fund: Schwab U.S. Large-Cap Value Index Fund (12/20/17)	11.08%	5.10%
Russell 1000® Value Index	11.21%	5.19%
Fund Category: Morningstar Large Value[2]	9.63%	N/A
Fund Expense Ratio[3]: 0.035%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – The Russell 1000® Value Index is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Large-Cap Value Index Fund. The Schwab U.S. Large-Cap Value Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.
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Schwab U.S. Large-Cap Value Index Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics1
Number of Holdings	768
Weighted Average Market Cap (millions)	$123,474
Price/Earnings Ratio (P/E)	17.3
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate	22%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
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Schwab U.S. Mid-Cap Index Fund as of October 31, 2019

The Schwab U.S. Mid-Cap Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of mid-capitalization U.S. stocks. To pursue its investment objective, the fund generally invests in stocks that are included in the Russell Midcap® Index (the index). The fund seeks to replicate the performance of the index by giving the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period ended October 31, 2019, the U.S. equity market generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines, driven by concerns about slowing international growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes despite low inflation. However, as the Federal Reserve (Fed) put interest rate hikes on hold, stocks, particularly in the U.S., staged a strong recovery in the first four months of 2019, which generally continued through the end of the reporting period. After raising interest rates four times in 2018, the Fed enacted three interest rate cuts by the end of the period—in July, September, and October. From a sector standpoint within the index, the real estate and information technology sectors outperformed over the 12-month reporting period, while the energy and communication services sectors underperformed by comparison.
Performance. The fund returned 13.61% during the 12-month reporting period ended October 31, 2019, compared with the index, which returned 13.72%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, the energy sector was the largest detractor from the return of the fund. The energy sector represented an average weight of approximately 4% of the fund’s investments and returned approximately -27% for the reporting period. One example from this sector is Concho Resources, Inc. The fund’s holdings of Concho Resources, Inc. returned approximately -51% for the reporting period.
The communication services sector also detracted from the return of the fund. Communication services stocks represented an average weight of approximately 4% of the fund’s investments and returned approximately -2% for the reporting period.
In contrast, the fund’s holdings in the information technology sector were the largest contributors to the return of the fund. Information technology stocks represented an average weight of approximately 18% of the fund’s investments and returned approximately 24%. The fund’s holdings of Lam Research Corp. are one example from this sector, returning approximately 96% for the reporting period.
Stocks in the industrials sector also contributed to overall fund performance. Industrials stocks represented an average weight of approximately 14% of the fund’s investments and returned approximately 21% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab U.S. Mid-Cap Index Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (December 20, 2017 – October 31, 2019)1

Average Annual Returns1
Fund and Inception Date	1 Year	Since Inception
Fund: Schwab U.S. Mid-Cap Index Fund (12/20/17)	13.61%	6.43%
Russell Midcap® Index	13.72%	6.52%
Fund Category: Morningstar Mid-Cap Blend[2]	9.59%	N/A
Fund Expense Ratio[3]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – The Russell Midcap® Index is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Mid-Cap Index Fund. The Schwab U.S. Mid-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.
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Schwab U.S. Mid-Cap Index Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics1
Number of Holdings	807
Weighted Average Market Cap (millions)	$16,715
Price/Earnings Ratio (P/E)	20.6
Price/Book Ratio (P/B)	2.5
Portfolio Turnover Rate	21%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
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Schwab International Index Fund as of October 31, 2019

The Schwab International Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the U.S. To pursue its investment objective, the fund generally invests in stocks that are included in the MSCI EAFE® Index (Net) (the index), which includes stocks from developed markets in Europe, Australasia and the Far East. To pursue its goal, the fund seeks to replicate the performance of the index by giving the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period ended October 31, 2019, international equity markets generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines across global equity markets, driven by concerns about slowing international economic growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes in the U.S. However, stocks staged a recovery in the first four months of 2019, which generally continued through the end of the reporting period. A number of central banks reduced their policy rates, including the U.S., while others maintained their generally low—and for some international central banks, negative—interest rates.
Performance. The fund returned 11.27% for the 12-month reporting period ended October 31, 2019, compared with the index, which returned 11.04%. Timing differences in foreign exchange calculations and fair valuation of the fund’s holdings contributed to the fund’s relative performance.1
Contributors and Detractors. From a country perspective, stocks from Japan contributed the most to the return of the fund. Representing an average weight of approximately 24% of the fund’s investments, Japanese stocks returned approximately 10% in U.S. dollar terms for the reporting period. One example from Japan is Toyota Motor Corp., which returned approximately 23% in U.S. dollar terms for the reporting period.
Stocks from Switzerland also contributed to overall fund performance. Representing an average weight of approximately 9% of the fund’s investments, stocks from Switzerland returned approximately 20% in U.S. dollar terms for the reporting period.
By comparison, stocks from Norway detracted the most from the fund’s return. Representing an average weight of less than 1% of the fund’s investments, Norwegian stocks returned approximately -5% in U.S. dollar terms for the reporting period. One example from Norway is Equinor A.S.A., which returned approximately -26% in U.S. dollar terms for the reporting period.
Stocks from Israel also dampened fund returns. Representing an average weight of less than 1% of the fund’s investments, stocks from Israel returned approximately -4% in U.S. dollar terms for the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
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Schwab International Index Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab International Index Fund (5/19/97)	11.27%	4.17%	5.52%
MSCI EAFE® Index (Net)[2]	11.04%	4.31%	5.41%
International Spliced Index	11.04%	4.31%	5.46%
Fund Category: Morningstar Foreign Large Blend[3]	10.26%	3.74%	5.13%
Fund Expense Ratio[4]: 0.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
Index ownership – “MSCI EAFE®” is a registered mark of MSCI and has been licensed for use by the Schwab International Index Fund. The Schwab International Index Fund is not sponsored, endorsed, sold or promoted by MSCI and MSCI bears no liability with respect to the fund. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus.
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Schwab International Index Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics1
Number of Holdings	944
Weighted Average Market Cap (millions)	$64,361
Price/Earnings Ratio (P/E)	16.1
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate	5%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Equity Index Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2019 and held through October 31, 2019.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/19	Ending Account Value (Net of Expenses) at 10/31/19	Expenses Paid During Period 5/1/19-10/31/19[2]
Schwab S&P 500 Index Fund
Actual Return	0.02%	$1,000.00	$1,041.30	$0.10
Hypothetical 5% Return	0.02%	$1,000.00	$1,025.10	$0.10
Schwab 1000 Index Fund
Actual Return	0.05%	$1,000.00	$1,038.20	$0.26
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.95	$0.26
Schwab Small-Cap Index Fund
Actual Return	0.04%	$1,000.00	$ 989.40	$0.20
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab Total Stock Market Index Fund
Actual Return	0.03%	$1,000.00	$1,033.90	$0.15
Hypothetical 5% Return	0.03%	$1,000.00	$1,025.05	$0.15
Schwab U.S. Large-Cap Growth Index Fund
Actual Return	0.035%	$1,000.00	$1,044.50	$0.18
Hypothetical 5% Return	0.035%	$1,000.00	$1,025.02	$0.18
Schwab U.S. Large-Cap Value Index Fund
Actual Return	0.035%	$1,000.00	$1,030.40	$0.18
Hypothetical 5% Return	0.035%	$1,000.00	$1,025.02	$0.18
Schwab U.S. Mid-Cap Index Fund
Actual Return	0.04%	$1,000.00	$1,018.20	$0.20
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab International Index Fund
Actual Return	0.06%	$1,000.00	$1,030.20	$0.31
Hypothetical 5% Return	0.06%	$1,000.00	$1,024.90	$0.31

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab S&P 500 Index Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$42.41	$40.23	$33.38	$33.00	$31.99
Income (loss) from investment operations:
Net investment income (loss)[1]	0.92	0.80	0.74	0.69	0.67
Net realized and unrealized gains (losses)	4.86	2.12	6.99	0.69	0.92
Total from investment operations	5.78	2.92	7.73	1.38	1.59
Less distributions:
Distributions from net investment income	(0.84)	(0.72)	(0.69)	(0.68)	(0.58)
Distributions from net realized gains	(0.18)	(0.02)	(0.19)	(0.32)	—
Total distributions	(1.02)	(0.74)	(0.88)	(1.00)	(0.58)
Net asset value at end of period	$47.17	$42.41	$40.23	$33.38	$33.00
Total return	14.30%	7.29%	23.57%	4.40%	5.10%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.02% [2]	0.03%	0.05% [3]	0.09%	0.09%
Net operating expenses	N/A	N/A [4]	0.05% [3]	0.09%	0.09%
Net investment income (loss)	2.11%	1.88%	2.01%	2.12%	2.07%
Portfolio turnover rate	3%	2%	2%	2%	2%
Net assets, end of period (x 1,000,000)	$40,232	$34,410	$29,999	$22,675	$21,587

1
Calculated based on the average shares outstanding during the period.
2
Effective December 20, 2018, the annual operating expense ratio was reduced to 0.02%. The ratio presented for period ended 10/31/19 is a blended ratio. (See financial note 4)
3
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
4
Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
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See financial notes

Schwab S&P 500 Index Fund
Condensed Portfolio Holdings  as of October 31, 2019

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 0.5%
Other Securities		0.5	187,568,957

Banks 5.6%
Bank of America Corp.	13,318,080	1.0	416,456,362
Citigroup, Inc.	3,592,729	0.6	258,173,506
JPMorgan Chase & Co.	5,081,477	1.6	634,778,107
Wells Fargo & Co.	6,373,412	0.8	329,059,261
Other Securities		1.6	603,292,711
		5.6	2,241,759,947

Capital Goods 6.6%
Honeywell International, Inc.	1,143,259	0.5	197,475,127
The Boeing Co.	849,671	0.7	288,811,670
Other Securities		5.4	2,149,898,446
		6.6	2,636,185,243

Commercial & Professional Services 0.7%
Other Securities		0.7	299,987,306

Consumer Durables & Apparel 1.1%
Other Securities		1.1	460,540,986

Consumer Services 1.9%
McDonald's Corp.	1,206,994	0.6	237,415,720
Other Securities		1.3	520,524,393
		1.9	757,940,113

Diversified Financials 5.0%
Berkshire Hathaway, Inc., Class B *	3,116,389	1.6	662,481,974
The Charles Schwab Corp. (a)	1,841,508	0.2	74,967,791
Other Securities		3.2	1,282,942,507
		5.0	2,020,392,272

Energy 4.3%
Chevron Corp.	3,017,155	0.9	350,412,382
Exxon Mobil Corp.	6,724,390	1.1	454,367,032
Other Securities		2.3	929,267,758
		4.3	1,734,047,172

Security	Number of Shares	% of Net Assets	Value ($)
Food & Staples Retailing 1.6%
Costco Wholesale Corp.	699,356	0.5	207,785,661
Walmart, Inc.	2,260,217	0.7	265,033,045
Other Securities		0.4	162,468,064
		1.6	635,286,770

Food, Beverage & Tobacco 3.8%
PepsiCo, Inc.	2,221,813	0.8	304,766,089
Philip Morris International, Inc.	2,473,205	0.5	201,417,815
The Coca-Cola Co.	6,115,520	0.8	332,867,754
Other Securities		1.7	709,433,156
		3.8	1,548,484,814

Health Care Equipment & Services 6.3%
Abbott Laboratories	2,809,275	0.6	234,883,483
Medtronic plc	2,132,179	0.6	232,194,293
UnitedHealth Group, Inc.	1,506,989	0.9	380,816,120
Other Securities		4.2	1,700,199,462
		6.3	2,548,093,358

Household & Personal Products 2.0%
The Procter & Gamble Co.	3,975,874	1.2	495,036,072
Other Securities		0.8	294,437,270
		2.0	789,473,342

Insurance 2.3%
Other Securities		2.3	933,470,259

Materials 2.7%
Other Securities		2.7	1,070,785,772

Media & Entertainment 8.1%
Alphabet, Inc., Class A *	476,068	1.5	599,274,398
Alphabet, Inc., Class C *	480,292	1.5	605,220,752
Comcast Corp., Class A	7,209,067	0.8	323,110,383
Facebook, Inc., Class A *	3,823,917	1.8	732,853,693
Netflix, Inc. *	696,229	0.5	200,103,177
The Walt Disney Co.	2,863,364	0.9	372,008,251
Other Securities		1.1	441,017,207
		8.1	3,273,587,861

Pharmaceuticals, Biotechnology & Life Sciences 7.6%
AbbVie, Inc.	2,350,568	0.5	186,987,684
Amgen, Inc.	953,396	0.5	203,311,697
Johnson & Johnson	4,194,205	1.4	553,802,828
Merck & Co., Inc.	4,069,139	0.9	352,631,586

33
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Pfizer, Inc.	8,791,486	0.8	337,329,318
Thermo Fisher Scientific, Inc.	636,837	0.5	192,312,037
Other Securities		3.0	1,249,920,291
		7.6	3,076,295,441

Real Estate 3.1%
Other Securities		3.1	1,262,794,354

Retailing 6.5%
Amazon.com, Inc. *	660,440	2.9	1,173,377,330
The Home Depot, Inc.	1,740,825	1.0	408,362,728
Other Securities		2.6	1,025,110,376
		6.5	2,606,850,434

Semiconductors & Semiconductor Equipment 4.1%
Broadcom, Inc.	632,887	0.5	185,340,958
Intel Corp.	7,041,581	1.0	398,060,574
NVIDIA Corp.	968,373	0.5	194,662,341
Other Securities		2.1	856,994,887
		4.1	1,635,058,760

Software & Services 12.1%
Accenture plc, Class A	1,012,374	0.5	187,714,387
Adobe, Inc. *	771,823	0.5	214,512,766
International Business Machines Corp.	1,408,106	0.5	188,306,015
Mastercard, Inc., Class A	1,418,805	1.0	392,739,412
Microsoft Corp.	12,134,708	4.3	1,739,753,086
Oracle Corp.	3,499,063	0.5	190,663,943
PayPal Holdings, Inc. *	1,870,718	0.5	194,741,744
salesforce.com, Inc. *	1,394,352	0.5	218,202,144
Visa, Inc., Class A	2,744,096	1.2	490,809,011
Other Securities		2.6	1,032,836,377
		12.1	4,850,278,885

Technology Hardware & Equipment 6.1%
Apple, Inc.	6,751,993	4.2	1,679,625,779
Cisco Systems, Inc.	6,749,583	0.8	320,672,688
Other Securities		1.1	454,716,643
		6.1	2,455,015,110

Telecommunication Services 2.3%
AT&T, Inc.	11,615,005	1.1	447,061,542
Verizon Communications, Inc.	6,573,990	1.0	397,529,175
Other Securities		0.2	61,632,135
		2.3	906,222,852

Security	Number of Shares	% of Net Assets	Value ($)
Transportation 1.9%
Union Pacific Corp.	1,120,085	0.5	185,329,264
Other Securities		1.4	584,089,711
		1.9	769,418,975

Utilities 3.5%
Other Securities		3.5	1,398,207,875
Total Common Stock
(Cost $19,901,583,892)			40,097,746,858

Other Investment Company 0.0% of net assets

Securities Lending Collateral 0.0%
Other Securities		0.0	1,405,885
Total Other Investment Company
(Cost $1,405,885)			1,405,885
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investment 0.1% of net assets

Time Deposit 0.1%
Other Securities		0.1	49,185,198
Total Short-Term Investment
(Cost $49,185,198)			49,185,198

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/20/19	805	122,190,950	2,085,885
The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $1,383,250.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.

The fund owns shares of an affiliate, The Charles Schwab Corp., since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended October 31, 2019:
	Market Value at 10/31/18	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 10/31/19	Balance of Shares Held at 10/31/19	Distributions Received
The Charles Schwab Corp.	$82,639,619	$4,501,979	($2,161,453)	($603,274)	($9,409,080)	$74,967,791	1,841,508	$1,176,223

34
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$40,097,746,858	$—	$—	$40,097,746,858
Other Investment Company[1]	1,405,885	—	—	1,405,885
Short-Term Investment[1]	—	49,185,198	—	49,185,198
Futures Contracts[2]	2,085,885	—	—	2,085,885
Total	$40,101,238,628	$49,185,198	$—	$40,150,423,826
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
35
Schwab Equity Index Funds  |  Annual Report
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Schwab S&P 500 Index Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investment in affiliated issuer, at value (cost $39,311,841)		$74,967,791
Investments in unaffiliated issuers, at value (cost $19,911,457,249) including securities on loan of $1,383,250		40,071,964,265
Collateral invested for securities on loan, at value (cost $1,405,885)		1,405,885
Deposit with broker for futures contracts		7,144,112
Receivables:
Fund shares sold		62,567,598
Dividends		36,053,469
Variation margin on futures contracts		2,087,439
Interest		1,639
Income from securities on loan	+	439
Total assets		40,256,192,637
Liabilities
Collateral held for securities on loan		1,405,885
Payables:
Investments bought		1,178,793
Investment adviser fees		668,369
Fund shares redeemed	+	21,158,839
Total liabilities		24,411,886
Net Assets
Total assets		40,256,192,637
Total liabilities	–	24,411,886
Net assets		$40,231,780,751
Net Assets by Source
Capital received from investors		19,520,422,735
Total distributable earnings		20,711,358,016

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$40,231,780,751		852,849,692		$47.17

36
Schwab Equity Index Funds  |  Annual Report
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Schwab S&P 500 Index Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends received from affiliated issuer		$1,176,223
Dividends received from unaffiliated issuers		782,493,103
Interest		1,440,642
Securities on loan, net	+	630,305
Total investment income		785,740,273
Expenses
Investment adviser fees		7,837,329
Total expenses	–	7,837,329
Net investment income		777,902,944
Realized and Unrealized Gains (Losses)
Net realized losses on affiliated issuer		(603,274)
Net realized gains on unaffiliated issuers		6,872,772
Net realized gains on futures contracts	+	10,183,707
Net realized gains		16,453,205
Net change in unrealized appreciation (depreciation) on affiliated issuer		(9,409,080)
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		4,218,033,081
Net change in unrealized appreciation (depreciation) on futures contracts	+	5,033,468
Net change in unrealized appreciation (depreciation)	+	4,213,657,469
Net realized and unrealized gains		4,230,110,674
Increase in net assets resulting from operations		$5,008,013,618
37
Schwab Equity Index Funds  |  Annual Report
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Schwab S&P 500 Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$777,902,944	$629,555,318
Net realized gains		16,453,205	81,971,730
Net change in unrealized appreciation (depreciation)	+	4,213,657,469	1,493,538,632
Increase in net assets from operations		5,008,013,618	2,205,065,680
Distributions to Shareholders
Total distributions		($835,129,475)	($554,866,625)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		185,382,757	$8,015,175,116	185,822,593	$7,893,283,318
Shares reinvested		18,929,002	700,551,667	11,333,723	469,442,817
Shares redeemed	+	(162,770,508)	(7,066,557,661)	(131,541,240)	(5,601,858,204)
Net transactions in fund shares		41,541,251	$1,649,169,122	65,615,076	$2,760,867,931
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		811,308,441	$34,409,727,486	745,693,365	$29,998,660,500
Total increase	+	41,541,251	5,822,053,265	65,615,076	4,411,066,986
End of period		852,849,692	$40,231,780,751	811,308,441	$34,409,727,486
38
Schwab Equity Index Funds  |  Annual Report
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Schwab 1000 Index Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$64.19	$62.61	$52.40	$53.67	$53.63
Income (loss) from investment operations:
Net investment income (loss)[1]	1.38	1.18	1.08	0.95	0.94
Net realized and unrealized gains (losses)	6.73	3.05	10.96	0.92	1.40
Total from investment operations	8.11	4.23	12.04	1.87	2.34
Less distributions:
Distributions from net investment income	(1.28)	(1.10)	(0.97)	(0.96)	(0.86)
Distributions from net realized gains	(2.34)	(1.55)	(0.86)	(2.18)	(1.44)
Total distributions	(3.62)	(2.65)	(1.83)	(3.14)	(2.30)
Net asset value at end of period	$68.68	$64.19	$62.61	$52.40	$53.67
Total return	14.20%	6.84%	23.52%	3.87%	4.66%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.05%	0.05%	0.14% [2]	0.33%	0.33%
Net operating expenses	N/A	N/A [3]	0.12% [2]	0.29%	0.29%
Net investment income (loss)	2.15%	1.82%	1.87%	1.86%	1.77%
Portfolio turnover rate	5%	4%	5%	3%	4%
Net assets, end of period (x 1,000,000)	$9,346	$7,909	$7,681	$6,432	$6,550

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
39
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Condensed Portfolio Holdings  as of October 31, 2019

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 0.7%
Other Securities		0.7	62,688,732

Banks 5.5%
Bank of America Corp.	2,771,201	0.9	86,655,455
Citigroup, Inc.	747,223	0.6	53,695,445
JPMorgan Chase & Co.	1,057,707	1.4	132,128,758
Wells Fargo & Co.	1,326,384	0.7	68,481,206
Other Securities		1.9	177,313,391
		5.5	518,274,255

Capital Goods 6.7%
Honeywell International, Inc.	238,076	0.4	41,122,868
The Boeing Co.	176,838	0.6	60,109,005
Other Securities		5.7	528,890,068
		6.7	630,121,941

Commercial & Professional Services 0.9%
Other Securities		0.9	85,009,212

Consumer Durables & Apparel 1.2%
Other Securities		1.2	116,237,532

Consumer Services 2.1%
McDonald's Corp.	251,327	0.5	49,436,021
Other Securities		1.6	147,710,201
		2.1	197,146,222

Diversified Financials 5.1%
Berkshire Hathaway, Inc., Class B *	648,730	1.5	137,907,023
The Charles Schwab Corp. (b)	383,080	0.2	15,595,187
Other Securities		3.4	320,367,180
		5.1	473,869,390

Energy 4.1%
Chevron Corp.	628,087	0.8	72,946,024
Exxon Mobil Corp.	1,399,877	1.0	94,589,689
Other Securities		2.3	210,833,680
		4.1	378,369,393

Security	Number of Shares	% of Net Assets	Value ($)
Food & Staples Retailing 1.5%
Costco Wholesale Corp.	145,469	0.5	43,220,295
Walmart, Inc.	470,417	0.6	55,161,097
Other Securities		0.4	41,344,495
		1.5	139,725,887

Food, Beverage & Tobacco 3.6%
PepsiCo, Inc.	462,374	0.7	63,423,842
Philip Morris International, Inc.	514,612	0.4	41,910,001
The Coca-Cola Co.	1,272,943	0.7	69,286,287
Other Securities		1.8	162,261,337
		3.6	336,881,467

Health Care Equipment & Services 6.2%
Abbott Laboratories	584,871	0.5	48,901,064
Medtronic plc	443,982	0.5	48,349,640
UnitedHealth Group, Inc.	313,577	0.8	79,240,908
Other Securities		4.4	403,039,066
		6.2	579,530,678

Household & Personal Products 1.8%
The Procter & Gamble Co.	827,790	1.1	103,068,133
Other Securities		0.7	63,473,575
		1.8	166,541,708

Insurance 2.6%
Other Securities		2.6	246,918,872

Materials 2.8%
Other Securities		2.8	262,379,204

Media & Entertainment 7.8%
Alphabet, Inc., Class A *	99,084	1.3	124,726,939
Alphabet, Inc., Class C *	99,961	1.3	125,961,856
Comcast Corp., Class A	1,500,365	0.7	67,246,359
Facebook, Inc., Class A *	795,834	1.6	152,521,586
Netflix, Inc. *	144,836	0.4	41,627,315
The Walt Disney Co.	595,911	0.8	77,420,757
Other Securities		1.7	139,734,623
		7.8	729,239,435

Pharmaceuticals, Biotechnology & Life Sciences 7.4%
AbbVie, Inc.	489,162	0.4	38,912,837
Amgen, Inc.	198,418	0.5	42,312,639
Johnson & Johnson	873,082	1.2	115,281,747
Merck & Co., Inc.	847,097	0.8	73,409,426

40
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Pfizer, Inc.	1,829,840	0.8	70,210,961
Thermo Fisher Scientific, Inc.	132,516	0.4	40,017,182
Other Securities		3.3	313,357,904
		7.4	693,502,696

Real Estate 4.0%
Other Securities		4.0	373,563,859

Retailing 6.1%
Amazon.com, Inc. *	137,450	2.6	244,201,917
The Home Depot, Inc.	362,267	0.9	84,980,593
Other Securities		2.6	235,889,364
		6.1	565,071,874

Semiconductors & Semiconductor Equipment 4.0%
Broadcom, Inc.	131,684	0.4	38,563,659
Intel Corp.	1,465,462	0.9	82,842,567
NVIDIA Corp.	201,449	0.4	40,495,278
Other Securities		2.3	207,314,318
		4.0	369,215,822

Software & Services 12.4%
Accenture plc, Class A	210,604	0.4	39,050,194
Adobe, Inc. *	160,601	0.5	44,635,836
International Business Machines Corp.	293,036	0.4	39,187,704
Mastercard, Inc., Class A	295,309	0.9	81,744,484
Microsoft Corp.	2,525,818	3.9	362,126,527
Oracle Corp.	728,349	0.4	39,687,737
PayPal Holdings, Inc. *	389,255	0.4	40,521,445
salesforce.com, Inc. *	290,128	0.5	45,402,131
Visa, Inc., Class A	571,272	1.1	102,177,710
Other Securities		3.9	362,779,026
		12.4	1,157,312,794

Technology Hardware & Equipment 5.8%
Apple, Inc.	1,405,217	3.7	349,561,781
Cisco Systems, Inc.	1,404,467	0.7	66,726,227
Other Securities		1.4	128,023,505
		5.8	544,311,513

Telecommunication Services 2.1%
AT&T, Inc.	2,416,969	1.0	93,029,137
Verizon Communications, Inc.	1,368,112	0.9	82,729,733
Other Securities		0.2	20,414,999
		2.1	196,173,869

Security	Number of Shares	% of Net Assets	Value ($)
Transportation 1.9%
Union Pacific Corp.	233,055	0.4	38,561,280
Other Securities		1.5	139,323,416
		1.9	177,884,696

Utilities 3.5%
Other Securities		3.5	323,980,717
Total Common Stock
(Cost $2,767,059,144)			9,323,951,768

Other Investment Companies 0.1% of net assets

Money Market Fund 0.1%
Other Securities		0.1	10,018,827

Securities Lending Collateral 0.0%
Other Securities		0.0	1,635,700
Total Other Investment Companies
(Cost $11,654,527)			11,654,527

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/20/19	141	21,402,390	328,676
The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $1,542,868.
(b)	Issuer is affiliated with the fund's investment adviser.
(c)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

The fund owns shares of an affiliate, The Charles Schwab Corp., since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended October 31, 2019:
	Market Value at 10/31/18	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 10/31/19	Balance of Shares Held at 10/31/19	Distributions Received
The Charles Schwab Corp.	$17,019,325	$1,317,995	($710,041)	($156,625)	($1,875,467)	$15,595,187	383,080	$239,514

41
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$9,323,951,768	$—	$—	$9,323,951,768
Other Investment Companies[1]	11,654,527	—	—	11,654,527
Futures Contracts[2]	328,676	—	—	328,676
Total	$9,335,934,971	$—	$—	$9,335,934,971
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
42
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investment in affiliated issuer, at value (cost $2,755,386)		$15,595,187
Investments in unaffiliated issuers, at value (cost $2,774,322,585) including securities on loan of $1,542,868		9,318,375,408
Collateral invested for securities on loan, at value (cost $1,635,700)		1,635,700
Deposit with broker for futures contracts		1,502,467
Receivables:
Dividends		7,936,083
Fund shares sold		5,116,414
Variation margin on futures contracts		328,941
Income from securities on loan	+	2,486
Total assets		9,350,492,686
Liabilities
Collateral held for securities on loan		1,635,700
Payables:
Investments bought		839,190
Investment adviser fees		388,801
Fund shares redeemed	+	1,498,724
Total liabilities		4,362,415
Net Assets
Total assets		9,350,492,686
Total liabilities	–	4,362,415
Net assets		$9,346,130,271
Net Assets by Source
Capital received from investors		2,511,851,012
Total distributable earnings		6,834,279,259

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$9,346,130,271		136,077,922		$68.68

43
Schwab Equity Index Funds  |  Annual Report
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Schwab 1000 Index Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends received from affiliated issuer		$239,514
Dividends received from unaffiliated issuers (net of foreign withholding tax of $4,640)		184,440,852
Securities on loan, net	+	1,236,293
Total investment income		185,916,659
Expenses
Investment adviser fees		4,224,325
Total expenses	–	4,224,325
Net investment income		181,692,334
Realized and Unrealized Gains (Losses)
Net realized losses on affiliated issuer		(156,625)
Net realized gains on unaffiliated issuers		109,236,448
Net realized gains on futures contracts	+	1,990,677
Net realized gains		111,070,500
Net change in unrealized appreciation (depreciation) on affiliated issuer		(1,875,467)
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		832,732,009
Net change in unrealized appreciation (depreciation) on futures contracts	+	821,537
Net change in unrealized appreciation (depreciation)	+	831,678,079
Net realized and unrealized gains		942,748,579
Increase in net assets resulting from operations		$1,124,440,913
44
Schwab Equity Index Funds  |  Annual Report
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Schwab 1000 Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$181,692,334	$147,028,286
Net realized gains		111,070,500	288,201,026
Net change in unrealized appreciation (depreciation)	+	831,678,079	90,496,487
Increase in net assets from operations		1,124,440,913	525,725,799
Distributions to Shareholders
Total distributions		($445,433,607)	($324,267,848)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		20,231,558	$1,297,409,694	8,381,000	$542,615,615
Shares reinvested		6,798,612	365,978,493	4,263,951	268,287,801
Shares redeemed	+	(14,175,603)	(905,415,456)	(12,091,730)	(783,914,000)
Net transactions in fund shares		12,854,567	$757,972,731	553,221	$26,989,416
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		123,223,355	$7,909,150,234	122,670,134	$7,680,702,867
Total increase	+	12,854,567	1,436,980,037	553,221	228,447,367
End of period		136,077,922	$9,346,130,271	123,223,355	$7,909,150,234
45
Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$30.48	$31.45	$25.60	$26.29	$28.13
Income (loss) from investment operations:
Net investment income (loss)[1]	0.40	0.43	0.38	0.39	0.38
Net realized and unrealized gains (losses)	0.54	0.20	6.62	0.59	(0.34)
Total from investment operations	0.94	0.63	7.00	0.98	0.04
Less distributions:
Distributions from net investment income	(0.40)	(0.39)	(0.39)	(0.36)	(0.34)
Distributions from net realized gains	(2.18)	(1.21)	(0.76)	(1.31)	(1.54)
Total distributions	(2.58)	(1.60)	(1.15)	(1.67)	(1.88)
Net asset value at end of period	$28.84	$30.48	$31.45	$25.60	$26.29
Total return	4.95%	1.93%	27.84%	4.17%	0.36%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04% [2]	0.05%	0.10% [3]	0.20%	0.20%
Net operating expenses	N/A	N/A [4]	0.09% [3]	0.17%	0.17%
Net investment income (loss)	1.43%	1.33%	1.31%	1.60%	1.37%
Portfolio turnover rate	14%	17%	11%	17%	17%
Net assets, end of period (x 1,000,000)	$4,187	$3,874	$3,531	$2,619	$2,607

1
Calculated based on the average shares outstanding during the period.
2
Effective December 20, 2018, the annual operating expense ratio was reduced to 0.04%. The ratio presented for period ended 10/31/19 is a blended ratio. (See financial note 4)
3
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
4
Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
46
Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2019

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.6% of net assets

Automobiles & Components 1.2%
Other Securities		1.2	48,030,497

Banks 12.1%
Essent Group Ltd.	204,150	0.3	10,634,173
First Financial Bankshares, Inc.	275,945	0.2	9,183,450
Radian Group, Inc.	432,805	0.3	10,863,405
Other Securities		11.3	476,392,251
		12.1	507,073,279

Capital Goods 10.3%
EMCOR Group, Inc.	118,324	0.2	10,378,198
Generac Holdings, Inc. *	129,573	0.3	12,514,160
Mercury Systems, Inc. *	115,000	0.2	8,470,900
Trex Co., Inc. *	124,589	0.3	10,950,127
Other Securities		9.3	388,228,589
		10.3	430,541,974

Commercial & Professional Services 4.4%
FTI Consulting, Inc. *	78,772	0.2	8,575,908
Insperity, Inc.	82,068	0.2	8,668,843
MSA Safety, Inc.	74,747	0.2	8,974,872
Tetra Tech, Inc.	115,673	0.2	10,117,917
The Brink's Co.	105,777	0.2	8,986,814
Other Securities		3.4	140,285,591
		4.4	185,609,945

Consumer Durables & Apparel 3.2%
Deckers Outdoor Corp. *	61,990	0.2	9,478,271
Other Securities		3.0	122,915,037
		3.2	132,393,308

Consumer Services 3.5%
Churchill Downs, Inc.	74,487	0.2	9,682,565
Marriott Vacations Worldwide Corp.	90,940	0.2	9,997,034
Other Securities		3.1	126,389,097
		3.5	146,068,696

Security	Number of Shares	% of Net Assets	Value ($)
Diversified Financials 3.6%
Blackstone Mortgage Trust, Inc., Class A	267,532	0.2	9,711,412
Other Securities		3.4	141,608,080
		3.6	151,319,492

Energy 3.1%
Other Securities		3.1	128,544,014

Food & Staples Retailing 0.7%
Performance Food Group Co. *	218,079	0.2	9,292,346
Other Securities		0.5	18,563,958
		0.7	27,856,304

Food, Beverage & Tobacco 1.7%
Other Securities		1.7	71,812,191

Health Care Equipment & Services 6.8%
Amedisys, Inc. *	66,493	0.2	8,545,680
Globus Medical, Inc., Class A *	161,243	0.2	8,444,296
Haemonetics Corp. *	108,619	0.3	13,113,572
Novocure Ltd. *	184,229	0.3	13,198,166
Teladoc Health, Inc. *	151,597	0.3	11,612,330
Other Securities		5.5	231,058,090
		6.8	285,972,134

Household & Personal Products 0.5%
Other Securities		0.5	22,586,252

Insurance 2.3%
Selective Insurance Group, Inc.	124,058	0.2	8,574,889
Other Securities		2.1	88,676,922
		2.3	97,251,811

Materials 3.8%
Other Securities		3.8	159,752,434

Media & Entertainment 1.7%
Other Securities		1.7	70,986,728

Pharmaceuticals, Biotechnology & Life Sciences 9.6%
ACADIA Pharmaceuticals, Inc. *	223,542	0.2	9,480,416
Reata Pharmaceuticals, Inc., Class A *	42,638	0.2	8,786,839

47
Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Repligen Corp. *	109,489	0.2	8,703,281
Other Securities		9.0	375,650,345
		9.6	402,620,881

Real Estate 8.3%
EastGroup Properties, Inc.	78,518	0.3	10,517,486
First Industrial Realty Trust, Inc.	266,951	0.3	11,241,307
Healthcare Realty Trust, Inc.	271,102	0.2	9,426,217
Rexford Industrial Realty, Inc.	232,111	0.3	11,162,218
Sabra Health Care REIT, Inc.	400,831	0.2	9,860,443
Other Securities		7.0	294,496,822
		8.3	346,704,493

Retailing 3.2%
Aaron's, Inc.	143,234	0.3	10,732,524
Other Securities		2.9	120,846,351
		3.2	131,578,875

Semiconductors & Semiconductor Equipment 2.7%
Cabot Microelectronics Corp.	61,422	0.2	9,282,093
Silicon Laboratories, Inc. *	91,071	0.2	9,675,383
Other Securities		2.3	95,592,569
		2.7	114,550,045

Software & Services 6.9%
Blackbaud, Inc.	103,629	0.2	8,699,655
j2 Global, Inc.	98,717	0.2	9,374,166
KBR, Inc.	300,147	0.2	8,452,139
MAXIMUS, Inc.	134,640	0.2	10,332,274
Science Applications International Corp.	125,809	0.2	10,394,340
Other Securities		5.9	240,939,067
		6.9	288,191,641

Technology Hardware & Equipment 3.9%
Lumentum Holdings, Inc. *	162,258	0.2	10,167,086
Tech Data Corp. *	77,110	0.2	9,368,865
Other Securities		3.5	144,413,902
		3.9	163,949,853

Telecommunication Services 0.7%
Other Securities		0.7	30,941,256

Transportation 1.4%
Other Securities		1.4	60,197,597

Utilities 4.0%
ALLETE, Inc.	109,766	0.2	9,446,462
Black Hills Corp.	129,569	0.2	10,213,924
ONE Gas, Inc.	110,743	0.2	10,281,380
PNM Resources, Inc.	168,729	0.2	8,799,217
Portland General Electric Co.	190,318	0.3	10,825,288
Southwest Gas Holdings, Inc.	115,158	0.2	10,053,293
Security	Number of Shares	% of Net Assets	Value ($)
Spire, Inc.	105,325	0.2	8,853,619
Other Securities		2.5	98,296,502
		4.0	166,769,685
Total Common Stock
(Cost $3,320,088,458)			4,171,303,385

Rights 0.0% of net assets

Materials 0.0%
Other Securities		0.0	22,031

Media & Entertainment 0.0%
Other Securities		0.0	14,883

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	176,683
Total Rights
(Cost $34,960)			213,597

Other Investment Company 2.1% of net assets

Securities Lending Collateral 2.1%
Wells Fargo Government Money Market Fund, Select Class 1.75% (c)	85,855,056	2.1	85,855,056
Total Other Investment Company
(Cost $85,855,056)			85,855,056
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investment 0.4% of net assets

Time Deposit 0.4%
JPMorgan Chase Bank 1.18%, 11/01/19 (d)	16,137,531	0.4	16,137,531
Total Short-Term Investment
(Cost $16,137,531)			16,137,531

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
Russell 2000 Index, e-mini, expires 12/20/19	187	14,617,790	288,257

48
Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $82,322,210.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$4,011,550,951	$—	$—	$4,011,550,951
Materials	159,752,434	—	— *	159,752,434
Rights [1]
Materials	—	—	22,031	22,031
Media & Entertainment	—	—	14,883	14,883
Pharmaceuticals, Biotechnology & Life Sciences	—	—	176,683 *	176,683
Other Investment Company[1]	85,855,056	—	—	85,855,056
Short-Term Investment[1]	—	16,137,531	—	16,137,531
Futures Contracts[2]	288,257	—	—	288,257
Total	$4,257,446,698	$16,137,531	$213,597	$4,273,797,826
*	Level 3 amount shown includes securities determined to have no value at October 31, 2019.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
49
Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in unaffiliated issuers, at value (cost $3,336,260,949) including securities on loan of $82,322,210		$4,187,654,513
Collateral invested for securities on loan, at value (cost $85,855,056)		85,855,056
Deposit with broker for futures contracts		1,585,540
Receivables:
Investments sold		5,854,407
Fund shares sold		5,014,511
Dividends		1,518,951
Income from securities on loan		547,933
Variation margin on futures contracts		288,618
Foreign tax reclaims		888
Interest	+	538
Total assets		4,288,320,955
Liabilities
Collateral held for securities on loan		85,855,056
Payables:
Investments bought		13,438,962
Investment adviser fees		138,390
Fund shares redeemed	+	2,031,442
Total liabilities		101,463,850
Net Assets
Total assets		4,288,320,955
Total liabilities	–	101,463,850
Net assets		$4,186,857,105
Net Assets by Source
Capital received from investors		3,154,364,877
Total distributable earnings		1,032,492,228

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$4,186,857,105		145,150,594		$28.84

50
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends (net of foreign withholding tax of $17,418)		$54,340,843
Interest		276,682
Securities on loan, net	+	4,409,021
Total investment income		59,026,546
Expenses
Investment adviser fees		1,658,868
Total expenses	–	1,658,868
Net investment income		57,367,678
Realized and Unrealized Gains (Losses)
Net realized gains on investments		165,914,560
Net realized losses on futures contracts		(1,131,125)
Net realized losses on foreign currency transactions	+	(573)
Net realized gains		164,782,862
Net change in unrealized appreciation (depreciation) on investments		(24,656,602)
Net change in unrealized appreciation (depreciation) on futures contracts	+	552,683
Net change in unrealized appreciation (depreciation)	+	(24,103,919)
Net realized and unrealized gains		140,678,943
Increase in net assets resulting from operations		$198,046,621
51
Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$57,367,678	$52,431,528
Net realized gains		164,782,862	264,151,519
Net change in unrealized appreciation (depreciation)	+	(24,103,919)	(264,082,231)
Increase in net assets from operations		198,046,621	52,500,816
Distributions to Shareholders
Total distributions		($331,678,196)	($181,272,871)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		34,352,492	$953,623,893	31,415,062	$1,012,294,913
Shares reinvested		12,063,839	284,224,067	5,063,226	156,403,042
Shares redeemed	+	(28,348,900)	(791,168,893)	(21,668,855)	(697,115,758)
Net transactions in fund shares		18,067,431	$446,679,067	14,809,433	$471,582,197
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		127,083,163	$3,873,809,613	112,273,730	$3,530,999,471
Total increase	+	18,067,431	313,047,492	14,809,433	342,810,142
End of period		145,150,594	$4,186,857,105	127,083,163	$3,873,809,613
52
Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$48.38	$46.25	$38.19	$37.69	$36.96
Income (loss) from investment operations:
Net investment income (loss)[1]	0.99	0.88	0.80	0.75	0.72
Net realized and unrealized gains (losses)	5.18	2.12	8.19	0.75	0.83
Total from investment operations	6.17	3.00	8.99	1.50	1.55
Less distributions:
Distributions from net investment income	(0.90)	(0.76)	(0.74)	(0.70)	(0.61)
Distributions from net realized gains	(0.23)	(0.11)	(0.19)	(0.30)	(0.21)
Total distributions	(1.13)	(0.87)	(0.93)	(1.00)	(0.82)
Net asset value at end of period	$53.42	$48.38	$46.25	$38.19	$37.69
Total return	13.37%	6.51%	23.89%	4.19%	4.36%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.03%	0.03%	0.05% [2]	0.10%	0.11%
Net operating expenses	N/A	N/A [3]	0.05% [2]	0.09%	0.09%
Net investment income (loss)	1.99%	1.80%	1.89%	2.03%	1.92%
Portfolio turnover rate	3%	4%	2%	1%	2%
Net assets, end of period (x 1,000,000)	$10,220	$8,410	$6,720	$4,850	$4,477

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
53
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Condensed Portfolio Holdings  as of October 31, 2019

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 0.7%
Other Securities		0.7	73,029,985

Banks 5.9%
Bank of America Corp.	2,826,027	0.9	88,369,864
Citigroup, Inc.	761,523	0.5	54,723,043
JPMorgan Chase & Co.	1,079,035	1.3	134,793,052
Wells Fargo & Co.	1,352,423	0.7	69,825,600
Other Securities		2.5	255,078,498
		5.9	602,790,057

Capital Goods 6.9%
Honeywell International, Inc.	242,400	0.4	41,869,752
The Boeing Co.	180,566	0.6	61,376,189
Other Securities		5.9	606,906,236
		6.9	710,152,177

Commercial & Professional Services 1.1%
Other Securities		1.1	113,151,570

Consumer Durables & Apparel 1.4%
Other Securities		1.4	139,538,330

Consumer Services 2.2%
McDonald's Corp.	255,947	0.5	50,344,775
Other Securities		1.7	172,147,362
		2.2	222,492,137

Diversified Financials 5.1%
Berkshire Hathaway, Inc., Class B *	661,732	1.4	140,670,989
The Charles Schwab Corp. (b)	391,184	0.2	15,925,101
Other Securities		3.5	369,511,272
		5.1	526,107,362

Energy 4.0%
Chevron Corp.	640,939	0.7	74,438,655
Exxon Mobil Corp.	1,428,886	0.9	96,549,827
Other Securities		2.4	237,130,524
		4.0	408,119,006

Security	Number of Shares	% of Net Assets	Value ($)
Food & Staples Retailing 1.4%
Costco Wholesale Corp.	148,326	0.4	44,069,138
Walmart, Inc.	479,409	0.6	56,215,499
Other Securities		0.4	45,487,961
		1.4	145,772,598

Food, Beverage & Tobacco 3.5%
PepsiCo, Inc.	471,435	0.6	64,666,739
Philip Morris International, Inc.	525,352	0.4	42,784,667
The Coca-Cola Co.	1,298,326	0.7	70,667,884
Other Securities		1.8	177,317,727
		3.5	355,437,017

Health Care Equipment & Services 6.1%
Abbott Laboratories	597,438	0.5	49,951,791
Medtronic plc	452,799	0.5	49,309,811
UnitedHealth Group, Inc.	320,267	0.8	80,931,471
Other Securities		4.3	447,295,711
		6.1	627,488,784

Household & Personal Products 1.7%
The Procter & Gamble Co.	845,185	1.0	105,233,984
Other Securities		0.7	70,734,217
		1.7	175,968,201

Insurance 2.6%
Other Securities		2.6	268,029,722

Materials 2.9%
Other Securities		2.9	294,748,391

Media & Entertainment 7.5%
Alphabet, Inc., Class A *	101,172	1.2	127,355,314
Alphabet, Inc., Class C *	102,040	1.3	128,581,624
Comcast Corp., Class A	1,530,587	0.7	68,600,909
Facebook, Inc., Class A *	812,722	1.5	155,758,171
Netflix, Inc. *	148,108	0.4	42,567,720
The Walt Disney Co.	607,952	0.8	78,985,124
Other Securities		1.6	165,125,373
		7.5	766,974,235

Pharmaceuticals, Biotechnology & Life Sciences 7.6%
AbbVie, Inc.	499,867	0.4	39,764,420
Amgen, Inc.	202,635	0.4	43,211,914
Johnson & Johnson	891,019	1.2	117,650,149
Merck & Co., Inc.	864,827	0.7	74,945,908

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Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Pfizer, Inc.	1,867,433	0.7	71,653,404
Thermo Fisher Scientific, Inc.	135,411	0.4	40,891,414
Other Securities		3.8	387,016,593
		7.6	775,133,802

Real Estate 4.2%
Other Securities		4.2	432,072,358

Retailing 5.9%
Amazon.com, Inc. *	140,295	2.4	249,256,515
The Home Depot, Inc.	369,415	0.8	86,657,371
Other Securities		2.7	264,917,567
		5.9	600,831,453

Semiconductors & Semiconductor Equipment 3.9%
Broadcom, Inc.	134,617	0.4	39,422,588
Intel Corp.	1,495,417	0.8	84,535,923
NVIDIA Corp.	205,823	0.4	41,374,540
Other Securities		2.3	229,453,338
		3.9	394,786,389

Software & Services 12.1%
Accenture plc, Class A	214,620	0.4	39,794,840
Adobe, Inc. *	164,312	0.4	45,667,234
International Business Machines Corp.	298,866	0.4	39,967,350
Mastercard, Inc., Class A	301,186	0.8	83,371,297
Microsoft Corp.	2,577,886	3.6	369,591,516
Oracle Corp.	743,579	0.4	40,517,620
PayPal Holdings, Inc. *	397,921	0.4	41,423,576
salesforce.com, Inc. *	296,646	0.5	46,422,133
Visa, Inc., Class A	582,652	1.0	104,213,137
Other Securities		4.2	420,710,000
		12.1	1,231,678,703

Technology Hardware & Equipment 5.7%
Apple, Inc.	1,434,285	3.5	356,792,737
Cisco Systems, Inc.	1,435,213	0.7	68,186,970
Other Securities		1.5	157,348,187
		5.7	582,327,894

Telecommunication Services 2.0%
AT&T, Inc.	2,466,696	0.9	94,943,129
Verizon Communications, Inc.	1,395,897	0.8	84,409,892
Other Securities		0.3	25,080,462
		2.0	204,433,483

Transportation 1.9%
Other Securities		1.9	196,218,654

Utilities 3.4%
Other Securities		3.4	345,348,279
Total Common Stock
(Cost $6,088,103,852)			10,192,630,587

Security	Number of Shares	% of Net Assets	Value ($)
Rights 0.0% of net assets

Automobiles & Components 0.0%
Other Securities		0.0	—

Materials 0.0%
Other Securities		0.0	3,541

Media & Entertainment 0.0%
Other Securities		0.0	1,566

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	1,592
Total Rights
(Cost $5,439)			6,699

Other Investment Company 0.2% of net assets

Securities Lending Collateral 0.2%
Other Securities		0.2	20,636,112
Total Other Investment Company
(Cost $20,636,112)			20,636,112
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investment 0.6% of net assets

Time Deposit 0.6%
Sumitomo Mitsui Trust Bank, Limited. 1.18%, 11/01/19 (e)	56,245,967	0.6	56,245,967
Total Short-Term Investment
(Cost $56,245,967)			56,245,967

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 2000 Index, e-mini, expires 12/20/19	51	3,986,670	(15,973)
S&P 500 Index, e-mini, expires 12/20/19	149	22,616,710	(64)
Net Unrealized Depreciation			(16,037)

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Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $19,526,339.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by fund’s Board of Trustees.
(d)	The rate shown is the 7-day yield.
(e)	The rate shown is the current daily overnight rate.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

The fund owns shares of an affiliate, The Charles Schwab Corp., since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended October 31, 2019:
	Market Value at 10/31/18	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 10/31/19	Balance of Shares Held at 10/31/19	Distributions Received
The Charles Schwab Corp.	$16,687,785	$1,836,887	($526,687)	($158,023)	($1,914,861)	$15,925,101	391,184	$245,916

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$9,760,558,229	$—	$—	$9,760,558,229
Real Estate	432,072,358	—	— *	432,072,358
Rights [1]
Automobiles & Components	—	—	— *	—
Materials	—	—	3,541	3,541
Media & Entertainment	—	—	1,566	1,566
Pharmaceuticals, Biotechnology & Life Sciences	—	—	1,592 *	1,592
Other Investment Company[1]	20,636,112	—	—	20,636,112
Short-Term Investment[1]	—	56,245,967	—	56,245,967
Liabilities
Futures Contracts[2]	(16,037)	—	—	(16,037)
Total	$10,213,250,662	$56,245,967	$6,699	$10,269,503,328
*	Level 3 amount shown includes securities determined to have no value at October 31, 2019.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investment in affiliated issuer, at value (cost $11,764,861)		$15,925,101
Investments in unaffiliated issuers, at value (cost $6,132,590,397) including securities on loan of $19,526,339		10,232,958,152
Collateral invested for securities on loan, at value (cost $20,636,112)		20,636,112
Deposit with broker for futures contracts		2,731,118
Receivables:
Fund shares sold		13,924,457
Dividends		8,287,264
Income from securities on loan		158,902
Interest		1,875
Foreign tax reclaims	+	159
Total assets		10,294,623,140
Liabilities
Collateral held for securities on loan		20,636,112
Payables:
Investments bought		50,947,292
Investment adviser fees		253,845
Fund shares redeemed		2,860,114
Variation margin on futures contracts	+	15,650
Total liabilities		74,713,013
Net Assets
Total assets		10,294,623,140
Total liabilities	–	74,713,013
Net assets		$10,219,910,127
Net Assets by Source
Capital received from investors		6,014,887,764
Total distributable earnings		4,205,022,363

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$10,219,910,127		191,301,694		$53.42

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Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends received from affiliated issuer		$245,916
Dividends received from unaffiliated issuers (net of foreign withholding tax of $10,318)		184,867,654
Interest		497,887
Securities on loan, net	+	2,174,426
Total investment income		187,785,883
Expenses
Investment adviser fees		2,787,342
Total expenses	–	2,787,342
Net investment income		184,998,541
Realized and Unrealized Gains (Losses)
Net realized losses on affiliated issuer		(158,023)
Net realized gains on unaffiliated issuers		1,470,510
Net realized losses on futures contracts	+	(705,610)
Net realized gains		606,877
Net change in unrealized appreciation (depreciation) on affiliated issuer		(1,914,861)
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		1,014,336,682
Net change in unrealized appreciation (depreciation) on futures contracts	+	(397,756)
Net change in unrealized appreciation (depreciation)	+	1,012,024,065
Net realized and unrealized gains		1,012,630,942
Increase in net assets resulting from operations		$1,197,629,483
58
Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$184,998,541	$143,017,289
Net realized gains		606,877	26,416,131
Net change in unrealized appreciation (depreciation)	+	1,012,024,065	268,899,542
Increase in net assets from operations		1,197,629,483	438,332,962
Distributions to Shareholders
Total distributions		($199,442,079)	($129,534,008)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		41,564,151	$2,031,277,091	47,531,781	$2,314,728,323
Shares reinvested		3,549,021	149,293,091	2,083,482	98,965,373
Shares redeemed	+	(27,643,143)	(1,368,397,596)	(21,085,111)	(1,033,026,077)
Net transactions in fund shares		17,470,029	$812,172,586	28,530,152	$1,380,667,619
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		173,831,665	$8,409,550,137	145,301,513	$6,720,083,564
Total increase	+	17,470,029	1,810,359,990	28,530,152	1,689,466,573
End of period		191,301,694	$10,219,910,127	173,831,665	$8,409,550,137
59
Schwab Equity Index Funds  |  Annual Report
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Schwab U.S. Large-Cap Growth Index Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	12/20/17 [1]– 10/31/18
Per-Share Data
Net asset value at beginning of period	$42.37	$40.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.57	0.46
Net realized and unrealized gains (losses)	6.52	1.91 [3]
Total from investment operations	7.09	2.37
Less distributions:
Distributions from net investment income	(0.40)	—
Net asset value at end of period	$49.06	$42.37
Total return	17.04%	5.93% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.035% [5]	0.040% [6],[7]
Net operating expenses	N/A	0.02% [6],[7]
Net investment income (loss)	1.27%	1.23% [6]
Portfolio turnover rate	46%	23% [4]
Net assets, end of period (x 1,000,000)	$166	$93

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
4
Not annualized.
5
Effective December 20, 2018, the annual operating expense ratio was reduced to 0.035%. The ratio presented for period ended 10/31/19 is a blended ratio. (See financial note 4)
6
Annualized.
7
The investment adviser voluntarily agreed to waive the fund’s management fees to 0.00% beginning with the fund’s commencement of operations through June 30, 2018. The ratio presented for period ended 10/31/18 is a blended ratio.
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Schwab U.S. Large-Cap Growth Index Fund
Condensed Portfolio Holdings  as of October 31, 2019

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 0.3%
Other Securities		0.3	528,263

Banks 0.1%
Other Securities		0.1	144,341

Capital Goods 6.2%
3M Co.	4,943	0.5	815,546
Lockheed Martin Corp.	2,852	0.6	1,074,291
The Boeing Co.	6,110	1.3	2,076,850
Other Securities		3.8	6,383,440
		6.2	10,350,127

Commercial & Professional Services 1.3%
Other Securities		1.3	2,162,493

Consumer Durables & Apparel 1.5%
NIKE, Inc., Class B	14,245	0.8	1,275,640
Other Securities		0.7	1,245,697
		1.5	2,521,337

Consumer Services 2.3%
Starbucks Corp.	13,813	0.7	1,168,027
Other Securities		1.6	2,715,213
		2.3	3,883,240

Diversified Financials 2.1%
S&P Global, Inc.	2,839	0.4	732,434
The Charles Schwab Corp. (a)	8,073	0.2	328,652
Other Securities		1.5	2,405,430
		2.1	3,466,516

Energy 0.3%
Other Securities		0.3	421,646

Food & Staples Retailing 1.2%
Costco Wholesale Corp.	5,072	0.9	1,506,942
Other Securities		0.3	471,359
		1.2	1,978,301

Security	Number of Shares	% of Net Assets	Value ($)
Food, Beverage & Tobacco 3.0%
PepsiCo, Inc.	13,582	1.1	1,863,043
The Coca-Cola Co.	30,183	1.0	1,642,861
Other Securities		0.9	1,435,522
		3.0	4,941,426

Health Care Equipment & Services 6.4%
Abbott Laboratories	8,612	0.4	720,049
Intuitive Surgical, Inc. *	1,323	0.4	731,553
Stryker Corp.	3,959	0.5	856,213
UnitedHealth Group, Inc.	10,913	1.7	2,757,715
Other Securities		3.4	5,579,961
		6.4	10,645,491

Household & Personal Products 0.6%
Other Securities		0.6	1,048,293

Insurance 0.9%
Other Securities		0.9	1,565,558

Materials 1.4%
Other Securities		1.4	2,334,081

Media & Entertainment 11.5%
Alphabet, Inc., Class A *	3,455	2.6	4,349,154
Alphabet, Inc., Class C *	3,507	2.7	4,419,206
Comcast Corp., Class A	24,458	0.7	1,096,208
Facebook, Inc., Class A *	27,580	3.2	5,285,707
Netflix, Inc. *	4,857	0.8	1,395,950
Other Securities		1.5	2,490,832
		11.5	19,037,057

Pharmaceuticals, Biotechnology & Life Sciences 8.2%
AbbVie, Inc.	17,074	0.8	1,358,237
Amgen, Inc.	6,369	0.8	1,358,189
Celgene Corp. *	8,111	0.5	876,231
Eli Lilly & Co.	9,929	0.7	1,131,410
Merck & Co., Inc.	28,190	1.5	2,442,945
Thermo Fisher Scientific, Inc.	3,136	0.6	947,009
Zoetis, Inc.	5,527	0.4	707,014
Other Securities		2.9	4,753,022
		8.2	13,574,057

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Schwab U.S. Large-Cap Growth Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Real Estate 2.5%
American Tower Corp.	5,070	0.7	1,105,666
Other Securities		1.8	2,980,561
		2.5	4,086,227

Retailing 9.9%
Amazon.com, Inc. *	4,774	5.1	8,481,775
Booking Holdings, Inc. *	490	0.6	1,003,897
Lowe's Cos., Inc.	9,047	0.6	1,009,736
The Home Depot, Inc.	7,253	1.0	1,701,409
The TJX Cos., Inc.	14,018	0.5	808,138
Other Securities		2.1	3,418,462
		9.9	16,423,417

Semiconductors & Semiconductor Equipment 4.4%
Broadcom, Inc.	4,460	0.8	1,306,111
NVIDIA Corp.	6,737	0.8	1,354,272
QUALCOMM, Inc.	14,038	0.7	1,129,217
Texas Instruments, Inc.	10,824	0.8	1,277,124
Other Securities		1.3	2,257,779
		4.4	7,324,503

Software & Services 23.0%
Accenture plc, Class A	7,356	0.8	1,363,950
Adobe, Inc. *	5,621	0.9	1,562,245
Automatic Data Processing, Inc.	5,021	0.5	814,557
International Business Machines Corp.	6,194	0.5	828,324
Intuit, Inc.	2,871	0.4	739,282
Mastercard, Inc., Class A	10,361	1.7	2,868,028
Microsoft Corp.	87,305	7.5	12,516,918
Oracle Corp.	25,878	0.9	1,410,092
PayPal Holdings, Inc. *	13,563	0.9	1,411,908
salesforce.com, Inc. *	9,462	0.9	1,480,708
Visa, Inc., Class A	20,081	2.2	3,591,688
Other Securities		5.8	9,494,580
		23.0	38,082,280

Technology Hardware & Equipment 10.5%
Apple, Inc.	52,189	7.8	12,982,536
Cisco Systems, Inc.	49,468	1.4	2,350,225
Other Securities		1.3	1,992,100
		10.5	17,324,861

Security	Number of Shares	% of Net Assets	Value ($)
Telecommunication Services 0.2%
Other Securities		0.2	244,724

Transportation 2.0%
Union Pacific Corp.	8,177	0.8	1,352,966
United Parcel Service, Inc., Class B	8,064	0.6	928,731
Other Securities		0.6	1,074,005
		2.0	3,355,702
Total Common Stock
(Cost $139,882,179)			165,443,941

Other Investment Companies 0.3% of net assets

Equity Funds 0.1%
Other Securities		0.1	98,484

Money Market Fund 0.2%
Other Securities		0.2	383,584
Total Other Investment Companies
(Cost $481,359)			482,068

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 1000 Growth Index, e-mini, expires 12/20/19	3	247,515	(571)
The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	The rate shown is the 7-day yield.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust

The fund owns shares of an affiliate, The Charles Schwab Corp., since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended October 31, 2019:
	Market Value at 10/31/18	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 10/31/19	Balance of Shares Held at 10/31/19	Distributions Received
The Charles Schwab Corp.	$405,247	$335,030	($352,188)	($89,475)	$30,038	$328,652	8,073	$6,379

62
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$165,443,941	$—	$—	$165,443,941
Other Investment Companies[1]	482,068	—	—	482,068
Liabilities
Futures Contracts[2]	(571)	—	—	(571)
Total	$165,925,438	$—	$—	$165,925,438
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.
63
Schwab Equity Index Funds  |  Annual Report
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Schwab U.S. Large-Cap Growth Index Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investment in affiliated issuer, at value (cost $356,778)		$328,652
Investments in unaffiliated issuers, at value (cost $140,006,760)		165,597,357
Deposit with broker for futures contracts		44,355
Receivables:
Fund shares sold		818,994
Dividends		72,165
Income from securities on loan	+	70
Total assets		166,861,593
Liabilities
Payables:
Investments bought		989,253
Investment adviser fees		4,790
Fund shares redeemed		47,623
Variation margin on futures contracts	+	565
Total liabilities		1,042,231
Net Assets
Total assets		166,861,593
Total liabilities	–	1,042,231
Net assets		$165,819,362
Net Assets by Source
Capital received from investors		143,251,421
Total distributable earnings		22,567,941

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$165,819,362		3,380,074		$49.06

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Schwab U.S. Large-Cap Growth Index Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends received from affiliated issuer		$6,379
Dividends received from unaffiliated issuers (net of foreign withholding tax of $19)		1,713,406
Securities on loan, net	+	278
Total investment income		1,720,063
Expenses
Investment adviser fees		46,735
Total expenses	–	46,735
Net investment income		1,673,328
Realized and Unrealized Gains (Losses)
Net realized losses on affiliated issuer		(89,475)
Net realized losses on unaffiliated issuers		(3,864,811)
Net realized gains on futures contracts	+	101,973
Net realized losses		(3,852,313)
Net change in unrealized appreciation (depreciation) on affiliated issuer		30,038
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		25,085,487
Net change in unrealized appreciation (depreciation) on futures contracts	+	(7,501)
Net change in unrealized appreciation (depreciation)	+	25,108,024
Net realized and unrealized gains		21,255,711
Increase in net assets resulting from operations		$22,929,039
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Schwab U.S. Large-Cap Growth Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		12/20/17*-10/31/18
Net investment income		$1,673,328	$654,019
Net realized losses		(3,852,313)	(519,372)
Net change in unrealized appreciation (depreciation)	+	25,108,024	453,876
Increase in net assets from operations		22,929,039	588,523
Distributions to Shareholders
Total distributions		($949,803)	$—

Transactions in Fund Shares
		11/1/18-10/31/19		12/20/17*-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,776,749	$120,542,470	2,550,923	$107,925,443
Shares reinvested		22,696	838,591	—	—
Shares redeemed	+	(1,608,317)	(70,292,844)	(361,977)	(15,762,057)
Net transactions in fund shares		1,191,128	$51,088,217	2,188,946	$92,163,386
Shares Outstanding and Net Assets
		11/1/18-10/31/19		12/20/17*-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		2,188,946	$92,751,909	—	$—
Total increase	+	1,191,128	73,067,453	2,188,946	92,751,909
End of period		3,380,074	$165,819,362	2,188,946	$92,751,909
*	Commencement of operations.
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Schwab U.S. Large-Cap Value Index Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	12/20/17 [1]– 10/31/18
Per-Share Data
Net asset value at beginning of period	$39.51	$40.00
Income (loss) from investment operations:
Net investment income (loss)[2]	1.13	0.82
Net realized and unrealized gains (losses)	3.10	(1.31)
Total from investment operations	4.23	(0.49)
Less distributions:
Distributions from net investment income	(0.62)	—
Distributions from net realized gains	(0.06)	—
Total distributions	(0.68)	—
Net asset value at end of period	$43.06	$39.51
Total return	11.08%	(1.23%) [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.035% [4]	0.040% [5],[6]
Net operating expenses	N/A	0.02% [5],[6]
Net investment income (loss)	2.79%	2.36% [5]
Portfolio turnover rate	22%	22% [3]
Net assets, end of period (x 1,000,000)	$212	$70

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Effective December 20, 2018, the annual operating expense ratio was reduced to 0.035%. The ratio presented for period ended 10/31/19 is a blended ratio. (See financial note 4)
5
Annualized.
6
The investment adviser voluntarily agreed to waive the fund’s management fees to 0.00% beginning with the fund’s commencement of operations through June 30, 2018. The ratio presented for period ended 10/31/18 is a blended ratio.
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Schwab U.S. Large-Cap Value Index Fund
Condensed Portfolio Holdings  as of October 31, 2019

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.6% of net assets

Automobiles & Components 1.0%
Other Securities		1.0	2,116,112

Banks 11.1%
Bank of America Corp.	129,894	1.9	4,061,785
Citigroup, Inc.	34,830	1.2	2,502,884
JPMorgan Chase & Co.	49,037	2.9	6,125,702
The PNC Financial Services Group, Inc.	6,860	0.5	1,006,362
U.S. Bancorp	22,068	0.6	1,258,317
Wells Fargo & Co.	61,239	1.5	3,161,770
Other Securities		2.5	5,350,891
		11.1	23,467,711

Capital Goods 7.2%
Caterpillar, Inc.	7,760	0.5	1,069,328
General Electric Co.	133,474	0.6	1,332,071
Honeywell International, Inc.	5,679	0.5	980,934
United Technologies Corp.	12,510	0.8	1,796,186
Other Securities		4.8	10,198,146
		7.2	15,376,665

Commercial & Professional Services 0.5%
Other Securities		0.5	975,664

Consumer Durables & Apparel 0.9%
Other Securities		0.9	1,958,503

Consumer Services 2.0%
McDonald's Corp.	9,930	0.9	1,953,231
Other Securities		1.1	2,198,916
		2.0	4,152,147

Diversified Financials 8.1%
Berkshire Hathaway, Inc., Class B *	30,170	3.0	6,413,538
BlackRock, Inc.	1,826	0.4	843,064
CME Group, Inc.	5,460	0.5	1,123,395
Morgan Stanley	18,324	0.4	843,820
The Charles Schwab Corp. (a)	7,215	0.1	293,723
The Goldman Sachs Group, Inc.	4,989	0.5	1,064,553
Other Securities		3.2	6,703,270
		8.1	17,285,363

Security	Number of Shares	% of Net Assets	Value ($)
Energy 8.0%
Chevron Corp.	29,405	1.6	3,415,097
ConocoPhillips	17,139	0.4	946,073
Exxon Mobil Corp.	65,292	2.1	4,411,780
Phillips 66	6,917	0.4	808,044
Other Securities		3.5	7,500,223
		8.0	17,081,217

Food & Staples Retailing 1.8%
Walmart, Inc.	21,659	1.2	2,539,735
Other Securities		0.6	1,182,103
		1.8	3,721,838

Food, Beverage & Tobacco 4.2%
Mondelez International, Inc., Class A	21,920	0.5	1,149,704
Philip Morris International, Inc.	23,972	0.9	1,952,280
The Coca-Cola Co.	18,795	0.5	1,023,012
Other Securities		2.3	4,825,282
		4.2	8,950,278

Health Care Equipment & Services 5.8%
Abbott Laboratories	15,058	0.6	1,258,999
Becton, Dickinson & Co.	3,778	0.5	967,168
CVS Health Corp.	20,020	0.6	1,329,128
Danaher Corp.	9,296	0.6	1,281,175
Medtronic plc	20,697	1.1	2,253,903
Other Securities		2.4	5,246,870
		5.8	12,337,243

Household & Personal Products 3.0%
Colgate-Palmolive Co.	12,963	0.4	889,262
The Procter & Gamble Co.	35,913	2.1	4,471,528
Other Securities		0.5	975,767
		3.0	6,336,557

Insurance 4.4%
Chubb Ltd.	7,020	0.5	1,069,988
Other Securities		3.9	8,353,010
		4.4	9,422,998

Materials 4.2%
Linde plc	8,369	0.8	1,659,991
Other Securities		3.4	7,334,289
		4.2	8,994,280

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Schwab U.S. Large-Cap Value Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Media & Entertainment 4.0%
Comcast Corp., Class A	36,831	0.8	1,650,765
The Walt Disney Co.	26,932	1.6	3,499,005
Other Securities		1.6	3,355,285
		4.0	8,505,055

Pharmaceuticals, Biotechnology & Life Sciences 6.8%
Allergan plc	5,058	0.4	890,764
Bristol-Myers Squibb Co.	14,888	0.4	854,125
Gilead Sciences, Inc.	16,843	0.5	1,073,068
Johnson & Johnson	34,789	2.2	4,593,540
Pfizer, Inc.	85,817	1.6	3,292,798
Other Securities		1.7	3,680,050
		6.8	14,384,345

Real Estate 5.5%
Prologis, Inc.	9,678	0.4	849,341
Other Securities		5.1	10,848,176
		5.5	11,697,517

Retailing 2.1%
The Home Depot, Inc.	7,312	0.8	1,715,249
Other Securities		1.3	2,724,632
		2.1	4,439,881

Semiconductors & Semiconductor Equipment 3.4%
Intel Corp.	68,383	1.8	3,865,691
Micron Technology, Inc. *	17,055	0.4	810,965
Other Securities		1.2	2,465,191
		3.4	7,141,847

Software & Services 1.5%
Other Securities		1.5	3,162,298

Technology Hardware & Equipment 1.2%
Other Securities		1.2	2,634,195

Telecommunication Services 4.2%
AT&T, Inc.	112,599	2.0	4,333,935
Verizon Communications, Inc.	63,830	1.8	3,859,800
Other Securities		0.4	618,285
		4.2	8,812,020

Security	Number of Shares	% of Net Assets	Value ($)
Transportation 1.9%
Other Securities		1.9	3,981,247

Utilities 6.8%
Dominion Energy, Inc.	12,357	0.5	1,020,070
Duke Energy Corp.	11,227	0.5	1,058,257
NextEra Energy, Inc.	7,379	0.8	1,758,711
The Southern Co.	16,041	0.5	1,005,129
Other Securities		4.5	9,625,194
		6.8	14,467,361
Total Common Stock
(Cost $196,691,653)			211,402,342

Other Investment Companies 0.1% of net assets

Equity Funds 0.1%
Other Securities		0.1	143,077

Securities Lending Collateral 0.0%
Other Securities		0.0	99,345
Total Other Investment Companies
(Cost $242,598)			242,422

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 1000 Growth Index, e-mini, expires 12/20/19	10	638,450	(34)
The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $90,270.
(c)	The rate shown is the 7-day yield.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust

The fund owns shares of an affiliate, The Charles Schwab Corp., since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended October 31, 2019:
	Market Value at 10/31/18	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 10/31/19	Balance of Shares Held at 10/31/19	Distributions Received
The Charles Schwab Corp.	$—	$296,544	($7,029)	($177)	$4,385	$293,723	7,215	$1,138

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Schwab U.S. Large-Cap Value Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$211,402,342	$—	$—	$211,402,342
Other Investment Companies[1]	242,422	—	—	242,422
Liabilities
Futures Contracts[2]	(34)	—	—	(34)
Total	$211,644,730	$—	$—	$211,644,730
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.
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Schwab U.S. Large-Cap Value Index Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investment in affiliated issuer, at value (cost $289,338)		$293,723
Investments in unaffiliated issuers, at value (cost $196,545,568) including securities on loan of $90,270		211,251,696
Collateral invested for securities on loan, at value (cost $99,345)		99,345
Deposit with broker for futures contracts		42,514
Receivables:
Fund shares sold		784,911
Dividends		268,505
Income from securities on loan	+	332
Total assets		212,741,026
Liabilities
Collateral held for securities on loan		99,345
Payables:
Investments bought		170,855
Investment adviser fees		6,108
Due to custodian		157,402
Fund shares redeemed		93,985
Variation margin on futures contracts	+	15
Total liabilities		527,710
Net Assets
Total assets		212,741,026
Total liabilities	–	527,710
Net assets		$212,213,316
Net Assets by Source
Capital received from investors		190,565,246
Total distributable earnings		21,648,070

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$212,213,316		4,927,964		$43.06

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Schwab U.S. Large-Cap Value Index Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends received from affiliated issuer		$1,138
Dividends received from unaffiliated issuers (net of foreign withholding tax of $579)		4,615,666
Securities on loan, net	+	1,970
Total investment income		4,618,774
Expenses
Investment adviser fees		57,745
Total expenses	–	57,745
Net investment income		4,561,029
Realized and Unrealized Gains (Losses)
Net realized losses on affiliated issuer		(177)
Net realized gains on unaffiliated issuers		3,149,626
Net realized gains on futures contracts	+	105,612
Net realized gains		3,255,061
Net change in unrealized appreciation (depreciation) on affiliated issuer		4,385
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		16,349,993
Net change in unrealized appreciation (depreciation) on futures contracts	+	(914)
Net change in unrealized appreciation (depreciation)	+	16,353,464
Net realized and unrealized gains		19,608,525
Increase in net assets resulting from operations		$24,169,554
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Schwab U.S. Large-Cap Value Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		12/20/17*-10/31/18
Net investment income		$4,561,029	$1,002,360
Net realized gains (losses)		3,255,061	(344,905)
Net change in unrealized appreciation (depreciation)	+	16,353,464	(1,642,985)
Increase (decrease) in net assets from operations		24,169,554	(985,530)
Distributions to Shareholders
Total distributions		($1,536,515)	$—

Transactions in Fund Shares
		11/1/18-10/31/19		12/20/17*-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,104,466	$157,914,398	1,995,233	$80,009,188
Shares reinvested		38,320	1,344,745	—	—
Shares redeemed	+	(979,981)	(39,427,758)	(230,074)	(9,274,766)
Net transactions in fund shares		3,162,805	$119,831,385	1,765,159	$70,734,422
Shares Outstanding and Net Assets
		11/1/18-10/31/19		12/20/17*-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		1,765,159	$69,748,892	—	$—
Total increase	+	3,162,805	142,464,424	1,765,159	69,748,892
End of period		4,927,964	$212,213,316	1,765,159	$69,748,892
*	Commencement of operations.
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Schwab U.S. Mid-Cap Index Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	12/20/17 [1]– 10/31/18
Per-Share Data
Net asset value at beginning of period	$39.55	$40.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.70	0.59
Net realized and unrealized gains (losses)	4.54	(1.04)
Total from investment operations	5.24	(0.45)
Less distributions:
Distributions from net investment income	(0.42)	—
Distributions from net realized gains	(0.08)	—
Total distributions	(0.50)	—
Net asset value at end of period	$44.29	$39.55
Total return	13.61%	(1.13%) [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04% [4]	0.05% [5],[6]
Net operating expenses	N/A	0.03% [5],[6]
Net investment income (loss)	1.67%	1.65% [5]
Portfolio turnover rate	21%	15% [3]
Net assets, end of period (x 1,000,000)	$357	$171

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Effective December 20, 2018, the annual operating expense ratio was reduced to 0.04%. The ratio presented for period ended 10/31/19 is a blended ratio. (See financial note 4)
5
Annualized.
6
The investment adviser voluntarily agreed to waive the fund’s management fees to 0.00% beginning with the fund’s commencement of operations through June 30, 2018. The ratio presented for period ended 10/31/18 is a blended ratio.
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Schwab U.S. Mid-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2019

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.6% of net assets

Automobiles & Components 0.8%
Other Securities		0.8	2,751,807

Banks 4.2%
SunTrust Banks, Inc.	20,634	0.4	1,410,128
Other Securities		3.8	13,457,214
		4.2	14,867,342

Capital Goods 9.2%
Cummins, Inc.	7,165	0.3	1,235,819
Ingersoll-Rand plc	11,216	0.4	1,423,198
L3Harris Technologies, Inc.	10,288	0.6	2,122,517
PACCAR, Inc.	15,800	0.3	1,201,748
TransDigm Group, Inc.	2,291	0.3	1,205,707
Other Securities		7.3	25,779,857
		9.2	32,968,846

Commercial & Professional Services 2.6%
IHS Markit Ltd. *	18,439	0.4	1,291,099
Other Securities		2.2	8,167,501
		2.6	9,458,600

Consumer Durables & Apparel 2.7%
lululemon Athletica, Inc. *	5,498	0.3	1,123,076
Other Securities		2.4	8,662,554
		2.7	9,785,630

Consumer Services 3.3%
Hilton Worldwide Holdings, Inc.	13,188	0.4	1,278,709
Other Securities		2.9	10,361,433
		3.3	11,640,142

Diversified Financials 5.0%
Discover Financial Services	14,808	0.3	1,188,490
State Street Corp.	17,353	0.3	1,146,513
T. Rowe Price Group, Inc.	10,741	0.3	1,243,808
Other Securities		4.1	14,159,239
		5.0	17,738,050

Security	Number of Shares	% of Net Assets	Value ($)
Energy 3.6%
ONEOK, Inc.	19,145	0.4	1,336,895
The Williams Cos., Inc.	56,524	0.4	1,261,050
Other Securities		2.8	10,451,011
		3.6	13,048,956

Food & Staples Retailing 0.5%
Other Securities		0.5	1,755,889

Food, Beverage & Tobacco 2.8%
Other Securities		2.8	9,998,709

Health Care Equipment & Services 6.0%
IDEXX Laboratories, Inc. *	3,956	0.3	1,127,500
McKesson Corp.	8,615	0.3	1,145,795
Zimmer Biomet Holdings, Inc.	9,553	0.4	1,320,511
Other Securities		5.0	17,738,770
		6.0	21,332,576

Household & Personal Products 0.7%
Other Securities		0.7	2,374,106

Insurance 4.0%
Willis Towers Watson plc	6,009	0.3	1,123,082
Other Securities		3.7	13,349,709
		4.0	14,472,791

Materials 5.1%
Newmont Goldcorp Corp.	38,084	0.4	1,513,077
Other Securities		4.7	16,738,406
		5.1	18,251,483

Media & Entertainment 3.8%
Other Securities		3.8	13,433,563

Pharmaceuticals, Biotechnology & Life Sciences 3.8%
IQVIA Holdings, Inc. *	8,361	0.3	1,207,496
Other Securities		3.5	12,362,385
		3.8	13,569,881

Real Estate 10.2%
AvalonBay Communities, Inc.	6,484	0.4	1,411,307
Digital Realty Trust, Inc.	9,675	0.3	1,229,112
Equity Residential	17,027	0.4	1,509,614
Realty Income Corp.	14,821	0.3	1,212,210

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Schwab U.S. Mid-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
SBA Communications Corp.	5,222	0.4	1,256,674
Ventas, Inc.	17,339	0.3	1,128,769
Welltower, Inc.	18,870	0.5	1,711,320
Other Securities		7.6	26,780,924
		10.2	36,239,930

Retailing 4.6%
AutoZone, Inc. *	1,137	0.4	1,301,160
Dollar General Corp.	12,076	0.5	1,936,266
Dollar Tree, Inc. *	10,972	0.3	1,211,309
O'Reilly Automotive, Inc. *	3,509	0.4	1,528,205
Other Securities		3.0	10,442,274
		4.6	16,419,214

Semiconductors & Semiconductor Equipment 3.5%
Advanced Micro Devices, Inc. *	46,674	0.4	1,583,649
KLA Corp.	7,424	0.4	1,254,953
Lam Research Corp.	6,726	0.5	1,823,015
Other Securities		2.2	7,717,647
		3.5	12,379,264

Software & Services 9.8%
Fiserv, Inc. *	26,286	0.8	2,789,996
FleetCor Technologies, Inc. *	3,968	0.3	1,167,465
Global Payments, Inc.	13,884	0.7	2,348,895
Paychex, Inc.	14,947	0.4	1,250,167
Other Securities		7.6	27,411,785
		9.8	34,968,308

Technology Hardware & Equipment 4.0%
Amphenol Corp., Class A	13,589	0.4	1,363,384
Motorola Solutions, Inc.	7,669	0.4	1,275,508
Other Securities		3.2	11,784,410
		4.0	14,423,302

Telecommunication Services 0.5%
Other Securities		0.5	1,649,749

Transportation 1.9%
Other Securities		1.9	6,888,797

Utilities 7.0%
Consolidated Edison, Inc.	15,501	0.4	1,429,502
Entergy Corp.	9,256	0.3	1,124,419
Eversource Energy	15,088	0.4	1,263,469
Security	Number of Shares	% of Net Assets	Value ($)
FirstEnergy Corp.	24,751	0.3	1,195,968
PPL Corp.	33,696	0.3	1,128,479
Public Service Enterprise Group, Inc.	23,514	0.4	1,488,671
Sempra Energy	12,790	0.5	1,848,283
WEC Energy Group, Inc.	14,680	0.4	1,385,792
Xcel Energy, Inc.	23,982	0.4	1,523,097
Other Securities		3.6	12,476,550
		7.0	24,864,230
Total Common Stock
(Cost $329,134,730)			355,281,165

Other Investment Companies 0.7% of net assets

Equity Funds 0.1%
Other Securities		0.1	237,510

Money Market Fund 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.75% (b)	1,576,417	0.4	1,576,417

Securities Lending Collateral 0.2%
Other Securities		0.2	543,270
Total Other Investment Companies
(Cost $2,354,574)			2,357,197

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
S&P 400 Mid-Cap Index, e-mini, expires 12/20/19	5	977,500	(3,585)
The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $508,482.
(b)	The rate shown is the 7-day yield.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust

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Schwab U.S. Mid-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$355,281,165	$—	$—	$355,281,165
Other Investment Companies[1]	2,357,197	—	—	2,357,197
Liabilities
Futures Contracts[2]	(3,585)	—	—	(3,585)
Total	$357,634,777	$—	$—	$357,634,777
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.
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Schwab U.S. Mid-Cap Index Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in unaffiliated issuers, at value (cost $330,946,034) including securities on loan of $508,482		$357,095,092
Collateral invested for securities on loan, at value (cost $543,270)		543,270
Deposit with broker for futures contracts		116,189
Receivables:
Investments sold		50,887
Fund shares sold		1,060,764
Dividends		160,496
Income from securities on loan	+	5,172
Total assets		359,031,870
Liabilities
Collateral held for securities on loan		543,270
Payables:
Investments bought		1,788,254
Investment adviser fees		11,842
Fund shares redeemed		89,132
Variation margin on futures contracts	+	3,575
Total liabilities		2,436,073
Net Assets
Total assets		359,031,870
Total liabilities	–	2,436,073
Net assets		$356,595,797
Net Assets by Source
Capital received from investors		327,701,948
Total distributable earnings		28,893,849

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$356,595,797		8,051,761		$44.29

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Schwab U.S. Mid-Cap Index Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends (net of foreign withholding tax of $552)		$4,885,941
Securities on loan, net	+	17,324
Total investment income		4,903,265
Expenses
Investment adviser fees		117,274
Total expenses	–	117,274
Net investment income		4,785,991
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(833,813)
Net realized gains on futures contracts	+	171,215
Net realized losses		(662,598)
Net change in unrealized appreciation (depreciation) on investments		35,437,205
Net change in unrealized appreciation (depreciation) on futures contracts	+	(9,939)
Net change in unrealized appreciation (depreciation)	+	35,427,266
Net realized and unrealized gains		34,764,668
Increase in net assets resulting from operations		$39,550,659
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Schwab U.S. Mid-Cap Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		12/20/17*-10/31/18
Net investment income		$4,785,991	$1,634,470
Net realized losses		(662,598)	(58,632)
Net change in unrealized appreciation (depreciation)	+	35,427,266	(9,281,793)
Increase (decrease) in net assets from operations		39,550,659	(7,705,955)
Distributions to Shareholders
Total distributions		($2,951,274)	$—

Transactions in Fund Shares
		11/1/18-10/31/19		12/20/17*-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,140,825	$247,965,349	4,668,513	$192,981,527
Shares reinvested		76,761	2,670,904	—	—
Shares redeemed	+	(2,496,685)	(101,917,905)	(337,653)	(13,997,508)
Net transactions in fund shares		3,720,901	$148,718,348	4,330,860	$178,984,019
Shares Outstanding and Net Assets
		11/1/18-10/31/19		12/20/17*-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,330,860	$171,278,064	—	$—
Total increase	+	3,720,901	185,317,733	4,330,860	171,278,064
End of period		8,051,761	$356,595,797	4,330,860	$171,278,064
*	Commencement of operations.
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Schwab International Index Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$19.00	$21.01	$17.52	$18.49	$19.42
Income (loss) from investment operations:
Net investment income (loss)[1]	0.64	0.62	0.55	0.53	0.54
Net realized and unrealized gains (losses)	1.39	(2.06)	3.49	(1.03)	(0.86)
Total from investment operations	2.03	(1.44)	4.04	(0.50)	(0.32)
Less distributions:
Distributions from net investment income	(0.55)	(0.57)	(0.55)	(0.47)	(0.61)
Net asset value at end of period	$20.48	$19.00	$21.01	$17.52	$18.49
Total return	11.27%	(7.11%)	23.76%	(2.64%)	(1.53%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06%	0.06%	0.11% [2]	0.23%	0.23%
Net operating expenses	N/A	N/A [3]	0.10% [2]	0.19%	0.19%
Net investment income (loss)	3.32%	2.99%	2.88%	3.06%	2.82%
Portfolio turnover rate	5%	5%	3%	4%	7%
Net assets, end of period (x 1,000,000)	$5,443	$4,314	$4,128	$2,900	$2,844

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
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Schwab International Index Fund
Condensed Portfolio Holdings  as of October 31, 2019

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 98.8% of net assets

Australia 6.9%
BHP Group Ltd.	1,115,697	0.5	27,348,469
Commonwealth Bank of Australia	669,438	0.7	36,296,990
CSL Ltd.	171,339	0.6	30,216,704
National Australia Bank Ltd.	1,067,056	0.4	20,945,385
Westpac Banking Corp.	1,301,398	0.5	25,267,275
Other Securities		4.2	233,526,561
		6.9	373,601,384

Austria 0.2%
Other Securities		0.2	12,524,358

Belgium 0.9%
Anheuser-Busch InBev S.A./N.V.	288,086	0.4	23,253,549
Other Securities		0.5	27,442,467
		0.9	50,696,016

Denmark 1.8%
Novo Nordisk A/S, Class B	669,249	0.7	36,801,129
Other Securities		1.1	58,680,412
		1.8	95,481,541

Finland 0.9%
Other Securities		0.9	51,613,708

France 11.3%
Air Liquide S.A.	178,786	0.4	23,771,572
Airbus SE	220,573	0.6	31,643,014
BNP Paribas S.A.	427,117	0.4	22,320,939
L'Oreal S.A.	95,425	0.5	27,869,984
LVMH Moet Hennessy Louis Vuitton SE	105,026	0.8	44,851,942
Sanofi	426,921	0.7	39,356,593
TOTAL S.A.	906,552	0.9	47,927,766
Vinci S.A.	193,107	0.4	21,665,877
Other Securities		6.6	355,911,716
		11.3	615,319,403

Germany 8.2%
adidas AG	68,493	0.4	21,148,633
Allianz SE	160,325	0.7	39,154,979
BASF SE	347,610	0.5	26,425,035
Bayer AG	352,192	0.5	27,321,705
Deutsche Telekom AG	1,260,647	0.4	22,181,789
SAP SE	371,644	0.9	49,243,367
Security	Number of Shares	% of Net Assets	Value ($)
Siemens AG	289,259	0.6	33,380,486
Other Securities		4.2	226,165,502
		8.2	445,021,496

Hong Kong 3.6%
AIA Group Ltd.	4,577,000	0.8	45,578,762
Other Securities		2.8	148,863,250
		3.6	194,442,012

Ireland 0.6%
Other Securities		0.6	30,088,367

Israel 0.6%
Other Securities		0.6	30,802,619

Italy 2.3%
Enel S.p.A.	3,074,359	0.4	23,827,383
Other Securities		1.9	104,167,600
		2.3	127,994,983

Japan 24.6%
Keyence Corp.	34,400	0.4	21,750,997
Mitsubishi UFJ Financial Group, Inc.	4,655,209	0.4	24,133,946
SoftBank Group Corp.	624,400	0.4	24,018,423
Sony Corp.	482,300	0.5	29,357,188
Takeda Pharmaceutical Co., Ltd.	561,090	0.4	20,273,895
Toyota Motor Corp.	863,503	1.1	59,910,600
Other Securities		21.4	1,157,218,864
		24.6	1,336,663,913

Netherlands 3.9%
ASML Holding N.V.	161,035	0.8	42,209,576
Unilever N.V.	551,641	0.6	32,605,664
Other Securities		2.5	135,212,408
		3.9	210,027,648

New Zealand 0.2%
Other Securities		0.2	12,928,238

Norway 0.6%
Other Securities		0.6	33,821,357

Portugal 0.2%
Other Securities		0.2	8,556,971

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Schwab International Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Singapore 1.3%
Other Securities		1.3	69,656,137

Spain 2.8%
Banco Santander S.A.	6,359,506	0.5	25,535,308
Iberdrola S.A.	2,268,409	0.4	23,316,961
Other Securities		1.9	106,057,214
		2.8	154,909,483

Sweden 2.6%
Other Securities		2.6	142,642,192

Switzerland 9.2%
Nestle S.A.	1,160,625	2.3	124,165,185
Novartis AG	812,898	1.3	71,027,123
Roche Holding AG	265,904	1.5	80,025,351
Zurich Insurance Group AG	57,412	0.4	22,488,283
Other Securities		3.7	203,823,349
		9.2	501,529,291

United Kingdom 16.1%
AstraZeneca plc	495,825	0.9	48,351,474
BP plc	7,704,296	0.9	48,855,723
British American Tobacco plc	871,028	0.6	30,464,955
Diageo plc	899,070	0.7	36,799,813
GlaxoSmithKline plc	1,892,006	0.8	43,336,275
HSBC Holdings plc	7,660,241	1.1	57,873,949
Reckitt Benckiser Group plc	268,592	0.4	20,784,083
Rio Tinto plc	428,305	0.4	22,298,332
Royal Dutch Shell plc, A Shares	1,647,039	0.9	47,744,501
Royal Dutch Shell plc, B Shares	1,418,805	0.8	40,861,248
Unilever plc	419,199	0.5	25,101,192
Vodafone Group plc	10,087,787	0.4	20,586,342
Other Securities		7.7	434,191,992
		16.1	877,249,879
Total Common Stock
(Cost $4,441,053,703)			5,375,570,996

Preferred Stock 0.5% of net assets

Germany 0.5%
Other Securities		0.5	29,942,308

United Kingdom 0.0%
Other Securities		0.0	38,493
Total Preferred Stock
(Cost $26,636,648)			29,980,801
Security	Number of Shares	% of Net Assets	Value ($)
Other Investment Company 0.1% of net assets

United States 0.1%
Securities Lending Collateral 0.1%
Other Securities		0.1	3,797,238
Total Other Investment Company
(Cost $3,797,238)			3,797,238
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.1% of net assets

Time Deposits 0.1%
Other Securities		0.1	6,139,051
Total Short-Term Investments
(Cost $6,139,051)			6,139,051

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI EAFE Index, expires 12/20/19	376	36,795,360	845,450
The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $3,604,867.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by fund’s Board of Trustees.
(c)	Securities are traded on separate exchanges for the same entity.
(d)	The rate shown is the 7-day yield.
(e)	The rate shown is the current daily overnight rate.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

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Schwab International Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$868,650,190	$—	$868,650,190
Belgium	1,161,425	49,534,591	—	50,696,016
Finland	2,912,301	48,701,407	—	51,613,708
France	14,738,601	600,580,802	—	615,319,403
Germany	57,277,823	387,743,673	—	445,021,496
Hong Kong	7,035,336	187,406,676	—	194,442,012
Ireland	14,337,258	15,751,109	—	30,088,367
Israel	12,157,662	18,644,957	—	30,802,619
Japan	3,751,875	1,332,912,038	—	1,336,663,913
Netherlands	32,417,996	177,609,652	—	210,027,648
Portugal	—	8,556,971	— *	8,556,971
Spain	—	153,994,944	914,539	154,909,483
Switzerland	6,188,738	495,340,553	—	501,529,291
United Kingdom	5,252,843	871,997,036	—	877,249,879
Preferred Stock[1]	—	29,942,308	—	29,942,308
United Kingdom	—	—	38,493	38,493
Other Investment Company[1]	3,797,238	—	—	3,797,238
Short-Term Investments[1]	—	6,139,051	—	6,139,051
Futures Contracts[2]	845,450	—	—	845,450
Total	$161,874,546	$5,253,505,958	$953,032	$5,416,333,536
*	Level 3 amount shown includes securities determined to have no value at October 31, 2019.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab International Index Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in unaffiliated issuers, at value (cost $4,473,829,402) including securities on loan of $3,604,867		$5,411,690,848
Collateral invested for securities on loan, at value (cost $3,797,238)		3,797,238
Foreign currency, at value (cost $72,285)		72,327
Deposit with broker for futures contracts		2,020,001
Receivables:
Dividends		15,085,513
Fund shares sold		10,864,700
Foreign tax reclaims		6,985,538
Variation margin on futures contracts		846,191
Income from securities on loan		22,360
Interest	+	169
Total assets		5,451,384,885
Liabilities
Collateral held for securities on loan		3,797,238
Payables:
Investments bought		720,471
Investment adviser fees		269,169
Fund shares redeemed	+	3,352,301
Total liabilities		8,139,179
Net Assets
Total assets		5,451,384,885
Total liabilities	–	8,139,179
Net assets		$5,443,245,706
Net Assets by Source
Capital received from investors		4,616,138,343
Total distributable earnings		827,107,363

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$5,443,245,706		265,794,580		$20.48

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Schwab International Index Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends (net of foreign withholding tax of $16,316,458)		$163,480,665
Interest		224,703
Securities on loan, net	+	870,380
Total investment income		164,575,748
Expenses
Investment adviser fees		2,922,442
Professional fees	+	48,181*
Total expenses		2,970,623
Expense reduction by CSIM	–	48,181*
Net expenses	–	2,922,442
Net investment income		161,653,306
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(83,545,365)
Net realized gains on futures contracts		2,710,754
Net realized losses on foreign currency transactions	+	(212,722)
Net realized losses		(81,047,333)
Net change in unrealized appreciation (depreciation) on investments		449,951,951
Net change in unrealized appreciation (depreciation) on futures contracts		371,769
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	255,959
Net change in unrealized appreciation (depreciation)	+	450,579,679
Net realized and unrealized gains		369,532,346
Increase in net assets resulting from operations		$531,185,652
*	Professional fees associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2(d) and 4 for additional information.
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Schwab International Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$161,653,306	$133,025,660
Net realized losses		(81,047,333)	(29,407,991)
Net change in unrealized appreciation (depreciation)	+	450,579,679	(439,100,565)
Increase (decrease) in net assets from operations		531,185,652	(335,482,896)
Distributions to Shareholders
Total distributions		($132,253,839)	($112,933,005)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		101,475,911	$1,918,826,792	68,078,593	$1,412,881,267
Shares reinvested		5,815,026	99,611,394	4,270,674	88,744,607
Shares redeemed	+	(68,493,022)	(1,288,104,681)	(41,807,131)	(866,997,348)
Net transactions in fund shares		38,797,915	$730,333,505	30,542,136	$634,628,526
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		226,996,665	$4,313,980,388	196,454,529	$4,127,767,763
Total increase	+	38,797,915	1,129,265,318	30,542,136	186,212,625
End of period		265,794,580	$5,443,245,706	226,996,665	$4,313,980,388
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See financial notes

Schwab Equity Index Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust, except Schwab 1000 Index Fund, which is a series of Schwab Investments. Both Schwab Capital Trust and Schwab Investments (the trusts) are no-load, open-end management investment companies. Each trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trusts as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab S&P 500 Index Fund	Schwab Target 2040 Fund
Schwab Small-Cap Index Fund	Schwab Target 2045 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2050 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2055 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2060 Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab International Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Fundamental Global Real Estate Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2010 Index Fund
Schwab Balanced Fund	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Hedged Equity Fund	Schwab Target 2040 Index Fund
Schwab Health Care Fund	Schwab Target 2045 Index Fund
Schwab International Core Equity Fund	Schwab Target 2050 Index Fund
Schwab Target 2010 Fund	Schwab Target 2055 Index Fund
Schwab Target 2015 Fund	Schwab Target 2060 Index Fund
Schwab Target 2020 Fund	Schwab Monthly Income Fund – Moderate Payout
Schwab Target 2025 Fund	Schwab Monthly Income Fund – Enhanced Payout
Schwab Target 2030 Fund	Schwab Monthly Income Fund – Maximum Payout
Schwab Target 2035 Fund

SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab 1000 Index Fund	Schwab Tax-Free Bond Fund
Schwab Treasury Inflation Protected Securities Index Fund	Schwab California Tax-Free Bond Fund
Schwab U.S. Aggregate Bond Index Fund	Schwab Global Real Estate Fund
Schwab Short-Term Bond Index Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
The funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the
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Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2019 are disclosed in the Condensed Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Securities Lending: Under the trusts’ Securities Lending Program, a fund (lender), may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers,
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) or any affiliate of CSIM.
As of October 31, 2019, the funds had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2019, if any, are disclosed in each fund’s Condensed Portfolio Holdings. The value of the securities on loan and the investment of cash collateral are also disclosed in each fund’s Statement of Assets and Liabilities.
Cash Management Transactions: The funds, except for Schwab 1000 Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
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Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
The Schwab International Index Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser.
(e) Expenses:
Pursuant to an Amended and Restated Investment Advisory and Administration Agreement (Advisory Agreement) between CSIM and each trust, CSIM pays the operating expenses of each fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2019, if any, are reflected in each fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(k) Recent Accounting Standards:
In August 2018, the FASB issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The funds are permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The funds have early adopted certain removed or modified disclosures, including the
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Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and have delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the funds’ financial statements.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectuses, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Tracking Error Risk. As an index fund, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Investment Style Risk. The funds are index funds. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, a fund’s performance may be below that of the index.
Sampling Index Tracking Risk. To the extent a fund uses sampling techniques, a fund will not fully replicate its index and may hold securities not included in the index. As a result, a fund will be subject to the risk that the investment adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Concentration Risk. To the extent that a fund’s or its respective index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Value Investing Risk. A fund may emphasize “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.
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Financial Notes (continued)

3. Risk Factors (continued):
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Derivatives Risk. A fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectuses for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Advisory Agreement between CSIM and each trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab U.S. Large-Cap Growth Index Fund	Schwab U.S. Large-Cap Value Index Fund	Schwab U.S. Mid-Cap Index Fund	Schwab International Index Fund
0.02%	0.05%	0.04%	0.03%	0.035%	0.035%	0.04%	0.06%
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Prior to December 20, 2018, the advisory and administrative services fee of each fund were as follows:
Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab U.S. Large-Cap Growth Index Fund	Schwab U.S. Large-Cap Value Index Fund	Schwab U.S. Mid-Cap Index Fund	Schwab International Index Fund
0.03%	0.05%	0.05%	0.03%	0.04%	0.04%	0.05%	0.06%
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of October 31, 2019, as applicable:
	Underlying Funds
	Schwab S&P 500 Index Fund	Schwab Small-Cap Index Fund	Schwab U.S. Mid-Cap Index Fund	Schwab International Index Fund
Schwab MarketTrack All Equity Portfolio	0.5%	2.9%	—%	1.8%
Schwab MarketTrack Balanced Portfolio	0.3%	1.4%	—%	0.7%
Schwab MarketTrack Conservative Portfolio	0.1%	0.4%	—%	0.2%
Schwab MarketTrack Growth Portfolio	0.6%	2.7%	—%	1.4%
Schwab Target 2010 Fund	0.0%*	—%	0.1%	—%
Schwab Target 2015 Fund	0.0%*	—%	0.2%	—%
Schwab Target 2020 Fund	0.2%	—%	1.4%	—%
Schwab Target 2025 Fund	0.2%	—%	1.8%	—%
Schwab Target 2030 Fund	0.4%	—%	3.5%	—%
Schwab Target 2035 Fund	0.2%	—%	1.9%	—%
Schwab Target 2040 Fund	0.4%	—%	4.2%	—%
Schwab Target 2045 Fund	0.1%	—%	0.8%	—%
Schwab Target 2050 Fund	0.1%	—%	0.8%	—%
Schwab Target 2055 Fund	0.0%*	—%	0.4%	—%
Schwab Target 2060 Fund	0.0%*	—%	0.1%	—%
*	Less than 0.05%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. The investment adviser agreed to pay these professional fees for this reporting period, subject to reimbursement by the Schwab International Index Fund to the extent the fund is able to successfully recover taxes withheld in the future.
As of October 31, 2019, the balance of professional fees related to foreign withholding tax subject to future reimbursement by the fund to the investment adviser was $121,249 for Schwab International Index Fund.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Transactions
The funds may engage in transactions with certain other funds in the Fund Complex when permitted by applicable law. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2019, each fund’s total aggregate security transactions with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab S&P 500 Index Fund	$274,889,332	($34,265,003)
Schwab 1000 Index Fund	64,602,722	2,680,017
Schwab Small-Cap Index Fund	67,714,672	(10,471,359)
Schwab Total Stock Market Index Fund	110,590,734	(11,789,651)
Schwab U.S. Large-Cap Growth Index Fund	37,582,090	(302,789)
Schwab U.S. Large-Cap Value Index Fund	37,360,388	3,238,372
Schwab U.S. Mid-Cap Index Fund	13,695,328	(770,586)
Schwab International Index Fund	6,466,093	(4,066,591)

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trusts were in compliance with these limitations throughout the report period. The funds do not pay any interested or non-interested (independent trustees) trustees. The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 3, 2019. On October 3, 2019, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on October 1, 2020. Under the terms of the Syndicated Credit Facility, in addition to CSIM paying the interest charged on any borrowings by a fund, CSIM paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on November 30, 2018. On November 30, 2018, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on November 29, 2019. Under the terms of the Uncommitted Credit Facility, CSIM pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is paid by CSIM. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at October 31, 2019 are presented on the Condensed Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations, if any. Refer to financial note 2(b) for the funds’
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Financial Notes (continued)

7. Derivatives (continued):
accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2019, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Notional Amounts	Number of Contracts
Schwab S&P 500 Index Fund	$155,022,024	1,112
Schwab 1000 Index Fund	32,407,003	232
Schwab Small-Cap Index Fund	21,477,898	285
Schwab Total Stock Market Index Fund	44,913,148	359
Schwab U.S. Large-Cap Growth Index Fund	416,972	5
Schwab U.S. Large-Cap Value Index Fund	614,935	10
Schwab U.S. Mid-Cap Index Fund	1,243,243	7
Schwab International Index Fund	31,554,195	341

8. Purchases and Sales of Investment Securities:
For the period ended October 31, 2019, purchases and sales of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales of Securities
Schwab S&P 500 Index Fund	$2,891,320,853	$1,029,744,231
Schwab 1000 Index Fund	988,076,766	434,289,913
Schwab Small-Cap Index Fund	930,483,181	570,333,819
Schwab Total Stock Market Index Fund	1,211,591,183	313,019,150
Schwab U.S. Large-Cap Growth Index Fund	113,242,865	60,438,497
Schwab U.S. Large-Cap Value Index Fund	159,200,342	35,788,952
Schwab U.S. Mid-Cap Index Fund	214,163,885	59,406,845
Schwab International Index Fund	1,022,577,372	236,787,297

9. Federal Income Taxes:
As of October 31, 2019, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab U.S. Large-Cap Growth Index Fund
Tax cost	$20,113,179,483	$2,758,100,305	$3,482,611,878	$6,232,488,004	$144,133,385
Gross unrealized appreciation	$21,313,500,385	$6,684,919,766	$1,331,156,626	$4,443,967,375	$23,521,541
Gross unrealized depreciation	(1,276,256,042)	(107,085,100)	(539,970,678)	(406,952,051)	(1,729,488)
Net unrealized appreciation (depreciation)	$20,037,244,343	$6,577,834,666	$791,185,948	$4,037,015,324	$21,792,053

	Schwab U.S. Large-Cap Value Index Fund	Schwab U.S. Mid-Cap Index Fund	Schwab International Index Fund
Tax cost	$198,424,901	$336,811,864	$4,629,773,472
Gross unrealized appreciation	$22,084,097	$43,362,876	$1,234,145,926
Gross unrealized depreciation	(8,864,268)	(22,539,963)	(447,585,862)
Net unrealized appreciation (depreciation)	$13,219,829	$20,822,913	$786,560,064
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Financial Notes (continued)

9. Federal Income Taxes (continued):
As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:
	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab U.S. Large-Cap Growth Index Fund
Undistributed ordinary income	$597,401,945	$140,771,767	$53,798,520	$141,729,892	$1,376,502
Undistributed long-term capital gains	76,711,728	115,672,826	187,507,760	26,277,147	—
Net unrealized appreciation (depreciation) on investments	20,037,244,343	6,577,834,666	791,185,948	4,037,015,324	21,792,053
Total	$20,711,358,016	$6,834,279,259	$1,032,492,228	$4,205,022,363	$23,168,555

	Schwab U.S. Large-Cap Value Index Fund	Schwab U.S. Mid-Cap Index Fund	Schwab International Index Fund
Undistributed ordinary income	$6,409,136	$5,910,400	$157,581,810
Undistributed long-term capital gains	2,019,105	2,160,536	—
Net unrealized appreciation (depreciation) on investments	13,219,829	20,822,913	786,560,064
Net other unrealized appreciation (depreciation)	—	—	31,304
Total	$21,648,070	$28,893,849	$944,173,178
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on futures contracts and the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies (PFIC) and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2019, the funds had capital loss carryforwards available to offset future net capital gains as follows:
Expiration Date	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab U.S. Large-Cap Growth Index Fund
No expiration	$—	$—	$—	$—	$600,614
Total	$—	$—	$—	$—	$600,614

Expiration Date	Schwab U.S. Large-Cap Value Index Fund	Schwab U.S. Mid-Cap Index Fund	Schwab International Index Fund
No expiration	$—	$—	$117,065,815
Total	$—	$—	$117,065,815
For the fiscal year ended October 31, 2019, the funds had no capital loss carryforwards utilized and had no capital losses expired.
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Financial Notes (continued)

9. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab U.S. Large-Cap Growth Index Fund
Current period distributions
Ordinary income	$696,643,335	$157,630,133	$75,407,201	$163,508,663	$949,803
Long-term capital gains	138,486,140	287,803,474	256,270,995	35,933,416	—
Prior period distributions
Ordinary income	$554,866,625	$134,342,862	$61,629,828	$118,432,377	$—
Long-term capital gains	—	189,924,986	119,643,043	11,101,631	—

	Schwab U.S. Large-Cap Value Index Fund	Schwab U.S. Mid-Cap Index Fund	Schwab International Index Fund
Current period distributions
Ordinary income	$1,536,515	$2,937,860	$132,253,839
Long-term capital gains	—	13,414	—
Prior period distributions
Ordinary income	$—	$—	$112,933,005
Long-term capital gains	—	—	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2019, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2019, the funds did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Schwab Capital Trust and Shareholders of Schwab 1000 Index Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund and Schwab International Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the condensed portfolio holdings, of Schwab 1000 Index Fund (one of the funds constituting Schwab Investments), Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund and Schwab International Index Fund (seven of the funds constituting Schwab Capital Trust) (hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Schwab 1000 Index Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund: statements of changes in net assets for each of the two years in the period ended October 31, 2019.
Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund: statements of changes in net assets for the period December 20, 2017 (commencement of operations) through October 31, 2018 and for the year ended October 31, 2019.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2019
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.
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Other Federal Tax Information (unaudited)

Schwab International Index Fund may elect to pass on the benefits of the foreign tax credit of $15,477,505 to its shareholders for the fiscal year ended October 31, 2019. The respective foreign source income on the fund is $176,237,238.
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2019, qualify for the corporate dividends received deduction:
Percentage
Schwab S&P 500 Index Fund	92.39
Schwab 1000 Index Fund	92.37
Schwab Small-Cap Index Fund	47.79
Schwab Total Stock Market Index Fund	87.45
Schwab U.S. Large-Cap Growth Index Fund	92.98
Schwab U.S. Large-Cap Value Index Fund	73.00
Schwab U.S. Mid-Cap Index Fund	58.51
Schwab International Index Fund	—
For the fiscal year ended October 31, 2019, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2020 via IRS Form 1099 of the amounts for use in preparing their 2019 income tax return.

Schwab S&P 500 Index Fund	$678,919,007
Schwab 1000 Index Fund	151,721,523
Schwab Small-Cap Index Fund	37,108,334
Schwab Total Stock Market Index Fund	149,045,045
Schwab U.S. Large-Cap Growth Index Fund	905,346
Schwab U.S. Large-Cap Value Index Fund	1,176,354
Schwab U.S. Mid-Cap Index Fund	1,791,670
Schwab International Index Fund	130,102,357
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2019:

Schwab S&P 500 Index Fund	$138,486,140
Schwab 1000 Index Fund	287,803,474
Schwab Small-Cap Index Fund	256,270,995
Schwab Total Stock Market Index Fund	35,933,416
Schwab U.S. Large-Cap Growth Index Fund	—
Schwab U.S. Large-Cap Value Index Fund	—
Schwab U.S. Mid-Cap Index Fund	13,414
Schwab International Index Fund	—
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended, requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the amended and restated investment advisory and administration agreements (the Agreements) between Schwab Capital Trust and Schwab Investments (collectively, the Trusts) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trusts, including Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab International Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, and Schwab U.S. Mid-Cap Index Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreements with respect to the Funds at meetings held on May 13, 2019 and June 4, 2019, and approved the renewal of the Agreements with respect to the Funds for an additional one-year term at the June 4, 2019 in person meeting called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM relating to services and support provided with respect to the Funds’ portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees also considered that

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many of the Funds’ shareholders are also brokerage clients of Schwab and considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit the Funds and shareholders who are brokerage clients of Schwab. Finally, the Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreements with respect to the Funds.
Fund Performance. The Board considered the Funds’ performance in determining whether to renew the Agreements with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, yield, if applicable, and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and each Fund’s demonstrated performance in tracking its benchmark index. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of products and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Funds under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreements with respect to the Funds.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Funds’ shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; (ii) graduated investment advisory fee schedules, fee waivers, or expense caps by CSIM and its affiliates for those funds in the Schwab Funds complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that CSIM has shared any economies of scale with the Funds by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continues to increase as a result of regulatory or other developments. The Trustees considered that CSIM and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets are relatively small, for example, in the case of newer funds or funds with

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investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust and Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 101 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	101	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	101	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	101	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	101	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	101	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	101	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	101	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	101	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	101	Director (2012 – present), Eaton Corporation plc
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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	101	Director (2008 – present), The Charles Schwab Corporation
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	101	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	101	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dow Jones U.S. Total Stock Market Index   An index which includes all publicly traded stocks of companies headquartered in the United States for which pricing information is readily available. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
International Spliced Index  An internally calculated index comprised of the Schwab International Index from inception of the Schwab International Index Fund until the close of business on December 20, 2011, the MSCI EAFE Index from December 21, 2011 until the close of business on February 28, 2013, and the MSCI EAFE Index (Net) from March 1, 2013 forward.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities  Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

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Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell Midcap Index   An index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
Schwab 1000 Index  A float-adjusted market capitalization weighted index developed by Charles Schwab & Co., Inc. that represents the performance of the largest 1,000 publicly traded companies in the United States. As a result of corporate actions, the index may be comprised of more or less than 1,000 securities.
Small-Cap Spliced Index  An internally calculated index comprised of the Schwab Small-Cap Index from inception of the Schwab Small-Cap Index Fund until the close of business on December 14, 2011, and the Russell 2000 Index from December 15, 2011 forward.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Schwab Equity Index Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements; and
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2019 Schwab Funds. All rights reserved.

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Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2019 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR13810-22
00237235

Annual Report  |  October 31, 2019
Schwab Fundamental Index* Funds

Schwab Fundamental
US Large Company Index Fund
Schwab Fundamental
US Small Company Index Fund
Schwab Fundamental International
Large Company Index Fund
Schwab Fundamental International
Small Company Index Fund
Schwab Fundamental Emerging Markets
Large Company Index Fund
New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.
*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

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Schwab Fundamental Index Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Condensed Portfolio Holdings are sub-categories of Sector classifications.
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Schwab Fundamental Index Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Total Return for the 12 Months Ended October 31, 2019
Schwab Fundamental US Large Company Index Fund (Ticker Symbol: SFLNX)	10.56%
Russell RAFITM US Large Company Index	10.81%
Russell 1000® Index	14.15%
Fund Category: Morningstar Large Value[1]	9.63%
Performance Details	pages 7-9

Schwab Fundamental US Small Company Index Fund (Ticker Symbol: SFSNX)	5.61%
Russell RAFITM US Small Company Index	5.85%
Russell 2000® Index	4.90%
Fund Category: Morningstar Small Blend[1]	4.42%
Performance Details	pages 10-12

Schwab Fundamental International Large Company Index Fund[2] (Ticker Symbol: SFNNX)	7.04%
Russell RAFITM Developed ex US Large Company Index (Net)[3]	6.94%
MSCI EAFE® Index (Net)[3]	11.04%
Fund Category: Morningstar Foreign Large Value[1]	6.31%
Performance Details	pages 13-15
Total Return for the 12 Months Ended October 31, 2019
Schwab Fundamental International Small Company Index Fund[2] (Ticker Symbol: SFILX)	5.13%
Russell RAFITM Developed ex US Small Company Index (Net)[3]	5.51%
S&P Developed ex-U.S. Small Cap Index (Net)[3]	7.40%
Fund Category: Morningstar Foreign Small/Mid Blend[1]	7.02%
Performance Details	pages 16-18

Schwab Fundamental Emerging Markets Large Company Index Fund[2] (Ticker Symbol: SFENX)	10.73%
Russell RAFITM Emerging Markets Large Company Index (Net)[3]	11.54%
MSCI Emerging Markets Index (Net)[3]	11.86%
Fund Category: Morningstar Diversified Emerging Markets[1]	12.93%
Performance Details	pages 19-21

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for each fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership — The funds are not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Index Series (the Indices) or otherwise. The Indices are compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Indices and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Indices. For full disclaimer please see the funds’ statement of additional information.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Fundamental Index Funds
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
At the crux of every investment decision, one consideration that may be top of mind is your risk tolerance. It may seem like a straightforward consideration, but it’s often not. Most of us are risk-averse by nature and as investors, the fear of a significant market decline is ever-present in our minds. This can sometimes lead us to make decisions that may get in the way of the performance of our investments. Our feelings about risk are also fluid, impacted by changes in market conditions and our progress toward our financial goals. For example, some investors may have been prompted to rethink their risk appetite as a result of the latest bout of market volatility.
At Charles Schwab Investment Management, we provide a range of foundational products that are designed to suit a variety of risk appetites and help investors remain focused on their long-term investment plans despite market volatility. The Schwab Fundamental Index Funds play a role in this. The funds weight their holdings based on objective financial measures of company size—adjusted sales, retained operating cash flow, and dividends plus buybacks. This can result in a different risk profile than market-cap index funds that use market capitalization to weight the same set of stocks. When the two approaches are combined, we believe a portfolio has the potential for better diversification and more attractive risk-adjusted returns.
We believe the Schwab Fundamental Index Funds are an attractive complement to market-cap index and actively managed strategies. The funds rebalance quarterly, bringing sector, country, and company weights back to their fundamentally derived weights. That means when prices are constantly rising and investors are focused on growth, the funds may at times underperform market-cap index funds, but it also means when further appreciation becomes challenged and investor sentiment shifts back to value, the funds may at times outperform.
When it comes to investing, it’s important to have a long-term investing plan and a portfolio based on your individual goals and risk tolerance. It can at times be tough to maintain that discipline in the face of day-to-day uncertainty. We aim to offer products with clear objectives, straightforward pricing, and a consistent approach to investing to help simplify investing decisions, so investors can focus on their long-term goals without unnecessary complexity.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Fundamental Index Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ We believe the Schwab Fundamental Index Funds are an attractive complement to market-cap index and actively managed strategies.”
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
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Schwab Fundamental Index Funds
The Investment Environment

For the 12-month reporting period ended October 31, 2019, both U.S. and international equity markets generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines across global equity markets, driven by concerns about slowing international growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes despite low inflation. By late December, major market indices had fallen to near-bear market territory. However, as the Federal Reserve (Fed) put interest rate hikes on hold, stocks, particularly in the U.S., staged a strong recovery in the first four months of 2019, which generally continued through the end of the reporting period despite several setbacks. Over the period, the U.S. dollar strengthened slightly against a basket of foreign currencies, generally reducing the returns on overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 14.33% and the Russell 2000® Index, a measure of U.S. small-cap stocks, returned 4.90%. Growth stocks outperformed value stocks with the Russell 1000® Growth Index and the Russell 1000® Value Index returning 17.10% and 11.21%, respectively. Despite headwinds, markets outside the U.S. also rose, particularly toward the end of the reporting period with the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returning 11.04% and the MSCI Emerging Markets Index (Net)* returning 11.86%.
Economic growth around the globe was uneven over the reporting period, largely as a result of manufacturing weakness in developed international markets. Despite escalating trade tensions with China, the U.S. maintained its steady growth in its tenth year of expansion, although at a declining pace. In the last two months of 2018, economies around the globe showed increasing signs of weakness, but many regained economic momentum in the first six months of 2019, demonstrating resilient growth despite lingering uncertainties on various fronts. As the year progressed, signs of slowing growth increased amid a weakening global economy, waning manufacturing activity, and the ongoing U.S.-China trade war. However, toward the end of the period, prospects of a partial trade resolution relieved some of the pressure. U.S. gross domestic product (GDP) grew at an annual rate of 2.1% in the third quarter of 2019, up slightly from 2.0% in the second quarter, but down from 3.1% in the first quarter of 2019. Unemployment declined in September 2019 to a 50-year low. While consumer confidence edged lower in October to hit a four-month low, it remained a stable source of GDP growth in the U.S. Inflation remained benign.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2019

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Fundamental Index Funds
The Investment Environment (continued)

Outside the U.S., conditions continued to soften, dampened by trade issues, slowing economic output, and geopolitical concerns. Oil prices, which had fallen steeply in the fourth quarter of 2018, recovered through the first four months of 2019, as major exporters sought to curb supply and central banks took steps to ease growth-related fears, before dipping in May when trade concerns escalated. Oil prices remained volatile through period end. In the eurozone, growth slowed in the second and third quarters of 2019, down slightly from the first quarter. Growth was subdued by tepid wage growth and constrained consumer spending. The United Kingdom’s economy contracted in the second quarter of 2019 amid growing Brexit-related economic and political uncertainty that dampened industrial output, construction, and services sectors. Japan’s economy, however, experienced growth in recent quarters after contracting sharply in the third quarter of 2018. Several Asian economies, including China and India, also exhibited signs of slowing but still outpaced many developed economies.
In response to the economic environment and flat or inverted yield curves around the world, to bolster growth, and to ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S., while others maintained their generally low—and for some international central banks, negative—interest rates. In the U.S., after raising interest rates four times in 2018, the Fed held rates unchanged through the first half of 2019. But amid growing signs of global economic weakness that threatened to dampen U.S. economic growth, along with continued low inflation and weakness in manufacturing, the Fed enacted three interest rate cuts by the end of the period—in July, September, and October. Following the October interest rate cut, the Fed signaled that subsequent interest rate cuts would be put on hold provided the economy continues to expand moderately and the labor market remains strong. The federal funds rate ended the reporting period in a range of 1.50% to 1.75%. Outside the U.S., the European Central Bank held interest rates steady and launched an asset-purchase program to help stimulate the economy. The Bank of Japan maintained its short-term interest rate target of –0.1% throughout the period. Despite growing Brexit-related division, the Bank of England maintained its key official bank rate at 0.75% throughout the period, where it has remained since August 2018. Central banks in several key emerging market economies—including India, Thailand, and China—lowered their policy rates in response to inflation and trade-related pressures.
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Schwab Fundamental Index Funds
Fund Management

Christopher Bliss, CFA, Vice President and Head of Passive Equity Strategies, leads the portfolio management team for Schwab’s passive equity mutual funds and ETFs. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a managing director and head of the Americas institutional index team. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Jeremy Brown, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small Company Index Fund. Prior to joining CSIM in 2017, Mr. Brown spent six years with ALPS Advisors, Inc. in Denver, most recently as a senior analyst on the ETF portfolio management and research team where he performed portfolio management, trading and analytics/research functions for ALPS ETFs and passive funds. Additionally, Mr. Brown led a number of investment research, commentary, industry trend analysis and sales and marketing support initiatives.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small Company Index Fund. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund. Prior to joining CSIM in 2012, Ms. Qin spent more than four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in the risk management group as a risk analyst.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund. He joined CSIM in 2008 and became a Portfolio Manager in 2014. Prior to this role, Mr. Rios served as an Associate Portfolio Manager on the Schwab Equity Index Strategies team for four years. His first role with CSIM was as a trade operations specialist. He also previously worked as a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

Sabya Sinha, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small Company Index Fund. Prior to joining CSIM in 2015, Mr. Sinha spent a year at F-Squared Investments on the product development and analytics team. Prior to F-Squared, he worked at IndexIQ Advisors as a senior index portfolio manager for three years and for Bank of America’s Columbia Management subsidiary as a portfolio manager for three years.
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Schwab Fundamental US Large Company Index Fund as of October 31, 2019

The Schwab Fundamental US Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM US Large Company Index (the index), which measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the reporting period, the U.S. equity market generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines, driven by concerns about slowing international growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes despite low inflation. However, as the Federal Reserve (Fed) put interest rate hikes on hold, stocks, particularly in the U.S., staged a strong recovery in the first four months of 2019, which generally continued through the end of the reporting period. After raising interest rates four times in 2018, the Fed enacted three interest rate cuts by the end of the period—in July, September, and October.
Performance. The fund generally tracked the index for the reporting period. The fund returned 10.56% for the 12-month reporting period ended October 31, 2019, while the index returned 10.81%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. From a sector standpoint, the energy sector detracted the most from the return of the fund. Representing an average weight of approximately 10% of the fund’s investments, the energy sector returned approximately -9% for the reporting period. One example from this sector is Exxon Mobile Corp. The fund’s holding of Exxon Mobile Corp. returned approximately -11% for the reporting period.
While there were no additional sectors that detracted from overall fund performance over the reporting period, the materials sector was the smallest contributor to the return of the fund. The fund’s holdings in the materials sector represented an average weight of approximately 3% of the fund’s investments and returned approximately 7% for the reporting period.
The information technology sector contributed the most to the return of the fund. The information technology sector represented an average weight of approximately 16% of the fund’s investments and returned approximately 22% for the reporting period. Within this sector, Apple, Inc. was one of the largest contributors, with the fund’s holdings of this company returning approximately 15% for the reporting period.
Over the reporting period, the financials sector was also a contributor to overall fund performance. Financials stocks represented an average weight of approximately 14% of the fund’s investments and returned approximately 13% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Fundamental US Large Company Index Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1,2

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental US Large Company Index Fund (4/2/07)	10.56%	8.66%	12.87%
Russell RAFITM US Large Company Index[2]	10.81%	8.96%	N/A
Fundamental U.S. Large Company Spliced Index	10.81%	8.96%	13.18%
Russell 1000® Index	14.15%	10.55%	13.72%
Fund Category: Morningstar Large Value[3]	9.63%	7.22%	11.07%
Fund Expense Ratio[4]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership—The Schwab Fundamental US Large Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM US Large Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The inception date of the Russell RAFITM US Large Company Index is February 24, 2011. The fund began tracking the index on October 19, 2012.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus.
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Schwab Fundamental US Large Company Index Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics1
Number of Holdings	705
Weighted Average Market Cap (millions)	$194,639
Price/Earnings Ratio (P/E)	17.7
Price/Book Ratio (P/B)	2.3
Portfolio Turnover Rate	20%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
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Schwab Fundamental US Small Company Index Fund as of October 31, 2019

The Schwab Fundamental US Small Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM US Small Company Index (the index), which measures the performance of the small company size segment by fundamental overall company scores, which are created using as the universe the U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the reporting period, the U.S. equity market generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines, driven by concerns about slowing international growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes despite low inflation. However, as the Federal Reserve (Fed) put interest rate hikes on hold, stocks, particularly in the U.S., staged a strong recovery in the first four months of 2019, which generally continued through the end of the reporting period. After raising interest rates four times in 2018, the Fed enacted three interest rate cuts by the end of the period—in July, September, and October.
Performance. The fund generally tracked the index for the reporting period. The fund returned 5.61% for the 12-month reporting period ended October 31, 2019, while the index returned 5.85%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Energy stocks were the largest detractors from the return the fund. The energy sector represented an average weight of approximately 4% of the fund’s investments and returned approximately -46% for the reporting period. One example from this sector is Superior Energy Services, Inc., which returned approximately -97% for the reporting period. (Please note this position was sold prior to the end of the reporting period.)
Over the reporting period, the consumer staples sector also detracted from overall fund performance. Consumer staples stocks represented an average weight of approximately 4% of the fund’s investments and returned approximately -1% for the reporting period.
Holdings in the industrials sector were the largest contributors to the return of the fund. Industrials stocks represented an average weight of approximately 20% of the fund’s investments and returned approximately 14% for the reporting period. One example from this sector is the fund’s holdings of Generac Holdings, Inc., which returned approximately 90% for the reporting period.
The information technology sector was another contributor to overall fund performance. Information technology stocks represented an average weight of approximately 12% of the fund’s investments and returned approximately 25% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Fundamental US Small Company Index Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1,2

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental US Small Company Index Fund (4/2/07)	5.61%	7.19%	12.61%
Russell RAFITM US Small Company Index[2]	5.85%	7.44%	N/A
Fundamental U.S. Small Company Spliced Index	5.85%	7.44%	12.82%
Russell 2000® Index	4.90%	7.37%	12.27%
Fund Category: Morningstar Small Blend[3]	4.42%	6.20%	11.55%
Fund Expense Ratio[4]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership—The Schwab Fundamental US Small Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM US Small Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The inception date of the Russell RAFITM US Small Company Index is February 24, 2011. The fund began tracking the index on October 19, 2012.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus.
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Schwab Fundamental US Small Company Index Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics1
Number of Holdings	916
Weighted Average Market Cap (millions)	$4,340
Price/Earnings Ratio (P/E)	17.6
Price/Book Ratio (P/B)	1.7
Portfolio Turnover Rate	34%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Large Company Index Fund as of October 31, 2019

The Schwab Fundamental International Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Developed ex US Large Company Index (Net) (the index), which measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the developed ex U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the reporting period, international equity markets generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines across global equity markets, driven by concerns about slowing international economic growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes in the U.S. However, stocks staged a recovery in the first four months of 2019, which generally continued through the end of the reporting period. A number of central banks reduced their policy rates, including the U.S., while others maintained their generally low—and for some international central banks, negative—interest rates.
Performance. The fund generally tracked the index for the reporting period. The fund returned 7.04% for the 12-month reporting period ended October 31, 2019, while the index returned 6.94%. Timing differences in foreign exchange calculations and fair valuation of the fund’s holdings contributed to the fund’s relative performance.1
Contributors and Detractors. From a country standpoint, Japanese stocks were the largest contributors to the return of the fund. Japanese stocks represented an average weight of approximately 25% of the fund’s investments and returned approximately 6% in U.S. dollar terms for the reporting period. One example from this country is Toyota Motor Corp. The fund’s holdings of Toyota Motor Corp. returned approximately 23% in U.S. dollar terms for the reporting period.
The fund’s holdings in Switzerland also contributed to overall fund performance, representing an average weight of approximately 6% of the fund’s investments and returning approximately 20% in U.S. dollar terms for the reporting period.
Stocks from Israel were the largest detractors to the return of the fund. The fund’s holdings in Israel represented an average weight of less than 1% of the fund’s investments and returned approximately -36% in U.S. dollar terms for the reporting period. Teva Pharmaceutical Industries Ltd. is one example of the fund’s holdings from this country. The fund’s holdings of Teva Pharmaceutical Industries Ltd. returned approximately -59% in U.S. dollar terms for the reporting period.
The fund’s holdings in South Korea also detracted from the return of the fund. South Korean stocks represented approximately 3% of the fund’s investments and returned approximately -3% in U.S. dollar terms for the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Large Company Index Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1,2,3

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental International Large Company Index Fund (4/2/07)	7.04%	3.53%	4.71%
Russell RAFITM Developed ex US Large Company Index (Net)[2,3]	6.94%	3.82%	N/A
Fundamental Developed ex-U.S. Large Company Spliced Index	6.94%	3.82%	4.92%
MSCI EAFE® Index (Net)[3]	11.04%	4.31%	5.41%
Fund Category: Morningstar Foreign Large Value[4]	6.31%	2.00%	4.18%
Fund Expense Ratio[5]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
Index ownership—The Schwab Fundamental International Large Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Developed ex US Large Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The inception date of the Russell RAFITM Developed ex US Large Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Large Company Index Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics1
Number of Holdings	965
Weighted Average Market Cap (millions)	$59,466
Price/Earnings Ratio (P/E)	13.2
Price/Book Ratio (P/B)	0.8
Portfolio Turnover Rate	28%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Small Company Index Fund as of October 31, 2019

The Schwab Fundamental International Small Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Developed ex US Small Company Index (Net) (the index), which measures the performance of the small company size segment by fundamental overall company scores, which are created using as the universe the developed ex U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the reporting period, international equity markets generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines across global equity markets, driven by concerns about slowing international economic growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes in the U.S. However, stocks staged a recovery in the first four months of 2019, which generally continued through the end of the reporting period. A number of central banks reduced their policy rates, including the U.S., while others maintained their generally low—and for some international central banks, negative—interest rates.
Performance. The fund generally tracked the index for the reporting period. The fund returned 5.13% for the 12-month reporting period ended October 31, 2019, while the index returned 5.51%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. Also, timing differences in foreign exchange calculations contributed to, and fair valuation of the fund’s holdings detracted from, the fund’s relative performance.1
Contributors and Detractors. From a country standpoint, South Korean stocks detracted the most from the return of the fund. Representing an average weight of approximately 3% of the fund’s investments, stocks from South Korea returned approximately -15% in U.S. dollar terms for the reporting period. One example from this country is Hanwha Life Insurance Co., Ltd. The fund’s holdings of Hanwha Life Insurance Co., Ltd. returned approximately -48% in U.S. dollar terms for the reporting period.
Stocks from Norway also detracted from the return of the fund. Norwegian stocks represented an average weight of approximately 2% of the fund’s investments and returned approximately -10% in U.S. dollar terms for the reporting period.
Stocks from Japan were the largest contributors to the return of the fund. Japanese stocks represented an average weight of approximately 35% of the fund’s investments and returned approximately 7% in U.S. dollar terms for the reporting period. Hitachi Chemical Co., Ltd., a chemical manufacturer, is one example of the fund’s holdings from this country. The fund’s holdings of Hitachi Chemical Co., Ltd. generated a triple-digit return of approximately 115% in U.S. dollar terms for the reporting period.
The fund’s holdings in the United Kingdom also contributed to overall fund performance, representing an average weight of approximately 11% of the fund’s investments and returning approximately 6% in U.S. dollar terms for the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Small Company Index Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1,2,3

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental International Small Company Index Fund (1/31/08)	5.13%	5.80%	7.13%
Russell RAFITM Developed ex US Small Company Index (Net)[2,3]	5.51%	6.36%	N/A
Fundamental Developed ex-U.S. Small Company Spliced Index	5.51%	6.36%	7.55%
S&P Developed ex-U.S. Small Cap Index (Net)[3]	7.40%	6.16%	7.47%
Fund Category: Morningstar Foreign Small/Mid Blend[4]	7.02%	5.15%	7.12%
Fund Expense Ratio[5]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
Index ownership—The Schwab Fundamental International Small Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Developed ex US Small Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The inception date of the Russell RAFITM Developed ex US Small Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Small Company Index Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics1
Number of Holdings	1,679
Weighted Average Market Cap (millions)	$3,379
Price/Earnings Ratio (P/E)	14.0
Price/Book Ratio (P/B)	1.1
Portfolio Turnover Rate	38%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund as of October 31, 2019

The Schwab Fundamental Emerging Markets Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Emerging Markets Large Company Index (Net) (the index), which measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the emerging markets companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund invests in a representative sample of the securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of sampling techniques, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the reporting period, international equity markets generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines across global equity markets, driven by concerns about slowing international economic growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes in the U.S. However, stocks staged a recovery in the first four months of 2019, which generally continued through the end of the reporting period. A number of central banks reduced their policy rates, including the U.S., while others maintained their generally low—and for some international central banks, negative—interest rates.
Performance. The fund generally tracked the index for the reporting period. The fund returned 10.73% for the 12-month reporting period ended October 31, 2019, while the index returned 11.54%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. Additionally, timing differences in foreign exchange calculations contributed to, and fair valuation of the fund’s holdings detracted from, the fund’s relative performance.1
Contributors and Detractors. From a country standpoint, Chinese stocks detracted the most from the return of the fund. Representing an average weight of approximately 23% of the fund’s investments, stocks from China returned less than 1% in U.S. dollar terms for the reporting period. One example from this country is China Petroleum & Chemical Corp., an oil and gas enterprise. The fund’s holdings of China Petroleum & Chemical Corp. (H Shares) returned approximately -24% in U.S. dollar terms for the reporting period.
Stocks from Chile also detracted from the return of the fund. Chilean stocks represented less than 1% of the fund’s investments and returned approximately -15% in U.S. dollar terms for the reporting period.
Russian stocks contributed the most to the return of the fund. Representing an average weight of approximately 15% of the fund’s investments, stocks from Russia generated a return of approximately 43% in U.S. dollar terms for the reporting period. One example from this country is Gazprom PJSC, an oil and gas company. The fund’s holdings of Gazprom PJSC returned approximately 85% in U.S. dollar terms for the reporting period.
Stocks from Taiwan also contributed to overall fund performance, representing an average weight of approximately 15% of the fund’s investments and returning approximately 15% in U.S. dollar terms for the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1,2,3

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental Emerging Markets Large Company Index Fund (1/31/08)	10.73%	4.22%	3.26%
Russell RAFITM Emerging Markets Large Company Index (Net)[2,3]	11.54%	4.91%	N/A
Fundamental Emerging Markets Large Company Spliced Index	11.54%	4.91%	4.20%
MSCI Emerging Markets Index (Net)[3]	11.86%	2.93%	3.78%
Fund Category: Morningstar Diversified Emerging Markets[4]	12.93%	2.23%	3.93%
Fund Expense Ratio[5]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
Index ownership—The Schwab Fundamental Emerging Markets Large Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Emerging Markets Large Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The inception date of the Russell RAFITM Emerging Markets Large Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics1
Number of Holdings	271
Weighted Average Market Cap (millions)	$67,412
Price/Earnings Ratio (P/E)	10.7
Price/Book Ratio (P/B)	1.3
Portfolio Turnover Rate	38%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2019 and held through October 31, 2019.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/19	Ending Account Value (Net of Expenses) at 10/31/19	Expenses Paid During Period 5/1/19-10/31/19[2]
Schwab Fundamental US Large Company Index Fund
Actual Return	0.25%	$1,000.00	$1,036.60	$1.28
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.94	$1.28
Schwab Fundamental US Small Company Index Fund
Actual Return	0.25%	$1,000.00	$1,001.40	$1.26
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.94	$1.28
Schwab Fundamental International Large Company Index Fund
Actual Return	0.25%	$1,000.00	$1,012.40	$1.27
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.94	$1.28
Schwab Fundamental International Small Company Index Fund
Actual Return	0.39%	$1,000.00	$1,009.60	$1.98
Hypothetical 5% Return	0.39%	$1,000.00	$1,023.23	$1.99
Schwab Fundamental Emerging Markets Large Company Index Fund
Actual Return	0.39%	$1,000.00	$1,018.70	$1.98
Hypothetical 5% Return	0.39%	$1,000.00	$1,023.23	$1.99

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Large Company Index Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$17.47	$16.89	$15.12	$15.14	$15.56
Income (loss) from investment operations:
Net investment income (loss)[1]	0.42	0.38	0.35	0.34	0.33
Net realized and unrealized gains (losses)	1.08	0.76	2.52	0.44	(0.10)
Total from investment operations	1.50	1.14	2.87	0.78	0.23
Less distributions:
Distributions from net investment income	(0.42)	(0.36)	(0.34)	(0.34)	(0.26)
Distributions from net realized gains	(0.99)	(0.20)	(0.76)	(0.46)	(0.39)
Total distributions	(1.41)	(0.56)	(1.10)	(0.80)	(0.65)
Net asset value at end of period	$17.56	$17.47	$16.89	$15.12	$15.14
Total return	10.56%	6.83%	19.69%	5.61%	1.44%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.31% [2]	0.39%	0.39%
Net operating expenses	N/A	N/A [3]	0.30% [2]	0.35%	0.35%
Net investment income (loss)	2.53%	2.17%	2.19%	2.33%	2.16%
Portfolio turnover rate	20%	10%	15%	11%	12%
Net assets, end of period (x 1,000,000)	$5,237	$4,887	$5,367	$4,569	$4,886

1
Calculated based on the average shares outstanding during the period.
2
Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective May 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
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Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2019

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 1.8%
Ford Motor Co.	2,956,900	0.5	25,399,771
General Motors Co.	890,219	0.6	33,080,538
Other Securities		0.7	36,650,124
		1.8	95,130,433

Banks 5.9%
Bank of America Corp.	1,271,972	0.8	39,774,564
Citigroup, Inc.	681,431	0.9	48,967,632
JPMorgan Chase & Co.	611,093	1.5	76,337,738
Wells Fargo & Co.	1,242,348	1.2	64,142,427
Other Securities		1.5	76,928,009
		5.9	306,150,370

Capital Goods 8.5%
General Electric Co.	6,603,687	1.3	65,904,796
The Boeing Co.	66,650	0.4	22,655,001
United Technologies Corp.	212,387	0.6	30,494,525
Other Securities		6.2	325,766,646
		8.5	444,820,968

Commercial & Professional Services 0.6%
Other Securities		0.6	32,738,347

Consumer Durables & Apparel 1.5%
Other Securities		1.5	78,034,955

Consumer Services 1.7%
McDonald's Corp.	136,051	0.5	26,761,232
Other Securities		1.2	63,804,563
		1.7	90,565,795

Diversified Financials 5.2%
Berkshire Hathaway, Inc., Class B *	234,950	1.0	49,945,671
The Charles Schwab Corp. (a)	76,794	0.1	3,126,284
The Goldman Sachs Group, Inc.	120,902	0.5	25,798,069
Other Securities		3.6	191,405,505
		5.2	270,275,529

Energy 8.7%
Chevron Corp.	724,019	1.6	84,087,567
ConocoPhillips	387,994	0.4	21,417,269
Exxon Mobil Corp.	1,913,953	2.5	129,325,804
Marathon Petroleum Corp.	346,208	0.4	22,140,002
Security	Number of Shares	% of Net Assets	Value ($)
Phillips 66	286,052	0.6	33,416,595
Valero Energy Corp.	371,850	0.7	36,062,013
Other Securities		2.5	130,996,800
		8.7	457,446,050

Food & Staples Retailing 3.1%
Costco Wholesale Corp.	103,572	0.6	30,772,277
Walmart, Inc.	641,278	1.4	75,196,258
Other Securities		1.1	55,446,273
		3.1	161,414,808

Food, Beverage & Tobacco 4.3%
PepsiCo, Inc.	243,907	0.6	33,456,723
Philip Morris International, Inc.	364,893	0.6	29,716,886
The Coca-Cola Co.	591,843	0.6	32,214,015
Other Securities		2.5	128,690,318
		4.3	224,077,942

Health Care Equipment & Services 5.5%
CVS Health Corp.	781,871	1.0	51,908,416
Medtronic plc	207,489	0.4	22,595,552
UnitedHealth Group, Inc.	160,954	0.8	40,673,076
Other Securities		3.3	175,089,731
		5.5	290,266,775

Household & Personal Products 1.7%
The Procter & Gamble Co.	474,865	1.1	59,125,441
Other Securities		0.6	27,991,922
		1.7	87,117,363

Insurance 3.8%
American International Group, Inc.	696,930	0.7	36,909,413
Other Securities		3.1	162,140,270
		3.8	199,049,683

Materials 3.3%
Other Securities		3.3	172,932,615

Media & Entertainment 4.3%
Alphabet, Inc., Class A *	20,659	0.5	26,005,549
Alphabet, Inc., Class C *	21,007	0.5	26,471,131
Comcast Corp., Class A	990,970	0.8	44,415,275
The Walt Disney Co.	358,973	0.9	46,637,772
Other Securities		1.6	83,222,201
		4.3	226,751,928

24
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 5.8%
Amgen, Inc.	113,534	0.5	24,211,126
Gilead Sciences, Inc.	429,775	0.5	27,380,965
Johnson & Johnson	431,048	1.1	56,915,578
Merck & Co., Inc.	470,401	0.8	40,764,951
Pfizer, Inc.	1,356,867	1.0	52,062,987
Other Securities		1.9	103,853,975
		5.8	305,189,582

Real Estate 1.7%
Other Securities		1.7	91,243,478

Retailing 5.2%
Lowe's Cos., Inc.	211,645	0.5	23,621,698
Target Corp.	276,932	0.6	29,606,800
The Home Depot, Inc.	193,369	0.9	45,360,500
Other Securities		3.2	173,992,341
		5.2	272,581,339

Semiconductors & Semiconductor Equipment 3.5%
Intel Corp.	1,135,116	1.2	64,168,107
QUALCOMM, Inc.	441,144	0.7	35,485,623
Other Securities		1.6	82,293,274
		3.5	181,947,004

Software & Services 6.2%
International Business Machines Corp.	400,677	1.0	53,582,535
Microsoft Corp.	720,553	2.0	103,305,684
Oracle Corp.	559,568	0.6	30,490,860
Other Securities		2.6	135,218,084
		6.2	322,597,163

Technology Hardware & Equipment 7.8%
Apple, Inc.	1,036,086	4.9	257,736,753
Cisco Systems, Inc.	786,448	0.7	37,364,144
Other Securities		2.2	114,327,306
		7.8	409,428,203

Telecommunication Services 3.9%
AT&T, Inc.	2,855,003	2.1	109,889,065
Verizon Communications, Inc.	1,221,338	1.4	73,854,309
Other Securities		0.4	20,852,876
		3.9	204,596,250

Security	Number of Shares	% of Net Assets	Value ($)
Transportation 2.1%
Union Pacific Corp.	144,919	0.5	23,978,298
Other Securities		1.6	85,291,332
		2.1	109,269,630

Utilities 3.6%
Other Securities		3.6	188,730,343
Total Common Stock
(Cost $3,386,667,826)			5,222,356,553

Other Investment Companies 0.4% of net assets

Money Market Fund 0.1%
Other Securities		0.1	4,152,873

Securities Lending Collateral 0.3%
Other Securities		0.3	14,746,015
Total Other Investment Companies
(Cost $18,898,888)			18,898,888

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/20/19	93	14,116,470	328,686
The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $13,611,262.
(c)	The rate shown is the 7-day yield.

The fund owns shares of an affiliate, The Charles Schwab Corp., since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended October 31, 2019:
	Market Value at 10/31/18	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 10/31/19	Balance of Shares Held at 10/31/19	Distributions Received
The Charles Schwab Corp.	$2,474,534	$1,086,670	($87,084)	($799)	($347,037)	$3,126,284	76,794	$39,041

25
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$5,222,356,553	$—	$—	$5,222,356,553
Other Investment Companies[1]	18,898,888	—	—	18,898,888
Futures Contracts[2]	328,686	—	—	328,686
Total	$5,241,584,127	$—	$—	$5,241,584,127
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
26
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investment in affiliated issuer, at value (cost $1,913,793)		$3,126,284
Investments in unaffiliated issuers, at value (cost $3,388,906,906) including securities on loan of $13,611,262		5,223,383,142
Collateral invested for securities on loan, at value (cost $14,746,015)		14,746,015
Deposit with broker for futures contracts		785,909
Receivables:
Fund shares sold		6,486,269
Dividends		6,450,829
Variation margin on futures contracts		328,866
Income from securities on loan	+	113,355
Total assets		5,255,420,669
Liabilities
Collateral held for securities on loan		14,746,015
Payables:
Investment adviser fees		1,092,220
Fund shares redeemed	+	2,196,276
Total liabilities		18,034,511
Net Assets
Total assets		5,255,420,669
Total liabilities	–	18,034,511
Net assets		$5,237,386,158
Net Assets by Source
Capital received from investors		3,208,206,838
Total distributable earnings		2,029,179,320

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$5,237,386,158		298,230,494		$17.56

27
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Large Company Index Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends received from affiliated issuer		$39,041
Dividends received from unaffiliated issuers (net of foreign withholding tax of $5,929)		136,103,315
Securities on loan, net	+	511,993
Total investment income		136,654,349
Expenses
Investment adviser fees		12,279,701
Total expenses	–	12,279,701
Net investment income		124,374,648
Realized and Unrealized Gains (Losses)
Net realized losses on affiliated issuer		(799)
Net realized gains on unaffiliated issuers		121,533,494
Net realized gains on futures contracts	+	4,928,421
Net realized gains		126,461,116
Net change in unrealized appreciation (depreciation) on affiliated issuer		(347,037)
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		245,480,280
Net change in unrealized appreciation (depreciation) on futures contracts	+	762,870
Net change in unrealized appreciation (depreciation)	+	245,896,113
Net realized and unrealized gains		372,357,229
Increase in net assets resulting from operations		$496,731,877
28
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$124,374,648	$115,152,596
Net realized gains		126,461,116	251,731,202
Net change in unrealized appreciation (depreciation)	+	245,896,113	250,974
Increase in net assets from operations		496,731,877	367,134,772
Distributions to Shareholders
Total distributions		($384,906,616)	($177,108,409)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		72,965,468	$1,170,251,181	39,154,381	$686,476,408
Shares reinvested		17,039,769	240,260,741	6,432,720	110,964,408
Shares redeemed	+	(71,475,046)	(1,171,686,052)	(83,654,201)	(1,467,928,658)
Net transactions in fund shares		18,530,191	$238,825,870	(38,067,100)	($670,487,842)
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		279,700,303	$4,886,735,027	317,767,403	$5,367,196,506
Total increase or decrease	+	18,530,191	350,651,131	(38,067,100)	(480,461,479)
End of period		298,230,494	$5,237,386,158	279,700,303	$4,886,735,027
29
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$14.68	$15.32	$12.69	$12.82	$13.51
Income (loss) from investment operations:
Net investment income (loss)[1]	0.20	0.22	0.21	0.18	0.18
Net realized and unrealized gains (losses)	0.32	0.17	2.68	0.43	(0.03)
Total from investment operations	0.52	0.39	2.89	0.61	0.15
Less distributions:
Distributions from net investment income	(0.22)	(0.21)	(0.17)	(0.18)	(0.16)
Distributions from net realized gains	(1.13)	(0.82)	(0.09)	(0.56)	(0.68)
Total distributions	(1.35)	(1.03)	(0.26)	(0.74)	(0.84)
Net asset value at end of period	$13.85	$14.68	$15.32	$12.69	$12.82
Total return	5.61%	2.40%	22.94%	5.37%	1.01%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.33% [2]	0.43%	0.43%
Net operating expenses	N/A	N/A [3]	0.30% [2]	0.35%	0.35%
Net investment income (loss)	1.50%	1.42%	1.43%	1.50%	1.37%
Portfolio turnover rate	34%	30%	27%	30%	31%
Net assets, end of period (x 1,000,000)	$1,908	$1,782	$1,727	$1,361	$1,416

1
Calculated based on the average shares outstanding during the period.
2
Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective May 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
30
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2019

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 1.5%
Other Securities		1.5	29,189,780

Banks 7.3%
Zions Bancorp NA	89,623	0.2	4,344,027
Other Securities		7.1	134,732,444
		7.3	139,076,471

Capital Goods 12.5%
Arcosa, Inc.	112,177	0.2	4,308,719
Colfax Corp. *	149,973	0.3	5,039,093
Curtiss-Wright Corp.	35,843	0.3	4,847,766
Generac Holdings, Inc. *	53,511	0.3	5,168,092
ITT, Inc.	76,846	0.2	4,568,495
MasTec, Inc. *	79,132	0.3	4,980,568
Mueller Industries, Inc.	144,446	0.2	4,444,603
Teledyne Technologies, Inc. *	16,879	0.3	5,563,318
Universal Forest Products, Inc.	124,976	0.3	6,293,791
Other Securities		10.1	192,849,041
		12.5	238,063,486

Commercial & Professional Services 5.4%
Clean Harbors, Inc. *	55,676	0.2	4,591,043
Copart, Inc. *	59,752	0.3	4,937,905
Deluxe Corp.	92,832	0.3	4,811,483
Stericycle, Inc. *	85,768	0.3	4,940,237
Other Securities		4.3	83,426,376
		5.4	102,707,044

Consumer Durables & Apparel 4.0%
Deckers Outdoor Corp. *	28,760	0.2	4,397,404
Skechers U.S.A., Inc., Class A *	136,487	0.3	5,100,519
Steven Madden Ltd.	111,610	0.2	4,596,100
Taylor Morrison Home Corp. *	193,112	0.3	4,837,456
Other Securities		3.0	57,384,501
		4.0	76,315,980

Consumer Services 5.0%
Brinker International, Inc.	102,172	0.2	4,541,545
Other Securities		4.8	90,158,089
		5.0	94,699,634

Security	Number of Shares	% of Net Assets	Value ($)
Diversified Financials 4.2%
Chimera Investment Corp.	212,744	0.2	4,310,193
Eaton Vance Corp.	103,712	0.2	4,729,267
Other Securities		3.8	71,101,358
		4.2	80,140,818

Energy 3.9%
Cosan Ltd., Class A *	301,816	0.3	5,076,545
Other Securities		3.6	69,866,514
		3.9	74,943,059

Food & Staples Retailing 0.7%
Other Securities		0.7	13,983,114

Food, Beverage & Tobacco 2.6%
Fresh Del Monte Produce, Inc.	135,203	0.2	4,312,976
Other Securities		2.4	45,306,739
		2.6	49,619,715

Health Care Equipment & Services 3.7%
Community Health Systems, Inc. *	1,384,721	0.3	4,901,912
Teleflex, Inc.	12,890	0.2	4,478,115
Other Securities		3.2	60,071,532
		3.7	69,451,559

Household & Personal Products 0.9%
Avon Products, Inc. *	1,100,846	0.2	4,722,629
Other Securities		0.7	11,518,844
		0.9	16,241,473

Insurance 2.6%
Brown & Brown, Inc.	126,639	0.3	4,771,758
Primerica, Inc.	35,968	0.2	4,538,442
Other Securities		2.1	40,133,284
		2.6	49,443,484

Materials 6.8%
Axalta Coating Systems Ltd. *	147,421	0.2	4,347,445
Boise Cascade Co.	125,848	0.2	4,501,583
Cabot Corp.	100,760	0.2	4,392,128
PolyOne Corp.	141,995	0.2	4,550,940
Other Securities		6.0	112,164,922
		6.8	129,957,018

31
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Media & Entertainment 3.3%
TEGNA, Inc.	319,756	0.3	4,805,933
Other Securities		3.0	57,604,642
		3.3	62,410,575

Pharmaceuticals, Biotechnology & Life Sciences 2.1%
Other Securities		2.1	39,782,167

Real Estate 10.8%
Apartment Investment & Management Co., Class A	85,552	0.2	4,695,094
Liberty Property Trust	86,535	0.3	5,111,622
Omega Healthcare Investors, Inc.	99,465	0.2	4,380,439
Other Securities		10.1	191,840,230
		10.8	206,027,385

Retailing 3.6%
Asbury Automotive Group, Inc. *	54,369	0.3	5,607,075
GNC Holdings, Inc., Class A *(a)	1,937,302	0.3	5,114,477
Other Securities		3.0	58,199,375
		3.6	68,920,927

Semiconductors & Semiconductor Equipment 2.7%
Cirrus Logic, Inc. *	75,255	0.3	5,114,330
Cypress Semiconductor Corp.	197,765	0.2	4,601,991
Teradyne, Inc.	91,844	0.3	5,622,690
Other Securities		1.9	35,985,752
		2.7	51,324,763

Software & Services 4.6%
Genpact Ltd.	126,592	0.3	4,958,609
KBR, Inc.	178,676	0.3	5,031,516
Other Securities		4.0	78,335,537
		4.6	88,325,662

Technology Hardware & Equipment 4.6%
Benchmark Electronics, Inc.	150,997	0.3	5,118,798
Insight Enterprises, Inc. *	86,493	0.3	5,308,940
Other Securities		4.0	76,901,548
		4.6	87,329,286

Telecommunication Services 0.7%
Other Securities		0.7	13,973,773

Transportation 2.6%
Alaska Air Group, Inc.	75,045	0.3	5,210,374
Genesee & Wyoming, Inc., Class A *	40,794	0.2	4,529,358
JetBlue Airways Corp. *	260,248	0.3	5,022,786
Other Securities		1.8	35,311,004
		2.6	50,073,522

Security	Number of Shares	% of Net Assets	Value ($)
Utilities 3.6%
Hawaiian Electric Industries, Inc.	105,504	0.2	4,763,506
Other Securities		3.4	64,140,291
		3.6	68,903,797
Total Common Stock
(Cost $1,533,827,819)			1,900,904,492

Rights 0.0% of net assets

Materials 0.0%
Other Securities		0.0	16,685
Total Rights
(Cost $16,685)			16,685

Other Investment Companies 1.5% of net assets

Money Market Fund 0.2%
Other Securities		0.2	4,074,391

Securities Lending Collateral 1.3%
Wells Fargo Government Money Market Fund, Select Class 1.75% (c)	24,789,589	1.3	24,789,589
Total Other Investment Companies
(Cost $28,863,980)			28,863,980

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
Russell 2000 Index, e-mini, expires 12/20/19	92	7,191,640	198,320
The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $22,993,967.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

32
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$1,694,877,107	$—	$—	$1,694,877,107
Real Estate	206,027,385	—	— *	206,027,385
Rights [1]
Materials	—	—	16,685	16,685
Other Investment Companies[1]	28,863,980	—	—	28,863,980
Futures Contracts[2]	198,320	—	—	198,320
Total	$1,929,966,792	$—	$16,685	$1,929,983,477
*	Level 3 amount shown includes securities determined to have no value at October 31, 2019.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
33
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in unaffiliated issuers, at value (cost $1,537,918,895) including securities on loan of $22,993,967		$1,904,995,568
Collateral invested for securities on loan, at value (cost $24,789,589)		24,789,589
Deposit with broker for futures contracts		306,649
Receivables:
Fund shares sold		2,627,181
Dividends		870,020
Variation margin on futures contracts		198,498
Income from securities on loan	+	42,557
Total assets		1,933,830,062
Liabilities
Collateral held for securities on loan		24,789,589
Payables:
Investment adviser fees		396,764
Fund shares redeemed	+	971,819
Total liabilities		26,158,172
Net Assets
Total assets		1,933,830,062
Total liabilities	–	26,158,172
Net assets		$1,907,671,890
Net Assets by Source
Capital received from investors		1,505,903,459
Total distributable earnings		401,768,431

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,907,671,890		137,733,711		$13.85

34
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Schwab Fundamental US Small Company Index Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends (net of foreign withholding tax of $23,827)		$29,778,435
Securities on loan, net	+	645,061
Total investment income		30,423,496
Expenses
Investment adviser fees		4,334,599
Total expenses	–	4,334,599
Net investment income		26,088,897
Realized and Unrealized Gains (Losses)
Net realized gains on investments		26,977,487
Net realized gains on futures contracts	+	1,614,834
Net realized gains		28,592,321
Net change in unrealized appreciation (depreciation) on investments		43,331,242
Net change in unrealized appreciation (depreciation) on futures contracts	+	330,762
Net change in unrealized appreciation (depreciation)	+	43,662,004
Net realized and unrealized gains		72,254,325
Increase in net assets resulting from operations		$98,343,222
35
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$26,088,897	$26,131,598
Net realized gains		28,592,321	123,072,248
Net change in unrealized appreciation (depreciation)	+	43,662,004	(113,831,426)
Increase in net assets from operations		98,343,222	35,372,420
Distributions to Shareholders
Total distributions		($157,177,616)	($115,282,747)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		41,667,076	$538,341,603	26,248,657	$407,763,547
Shares reinvested		9,687,290	109,950,745	5,106,460	76,494,776
Shares redeemed	+	(34,964,711)	(463,377,091)	(22,738,643)	(350,131,276)
Net transactions in fund shares		16,389,655	$184,915,257	8,616,474	$134,127,047
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		121,344,056	$1,781,591,027	112,727,582	$1,727,374,307
Total increase	+	16,389,655	126,080,863	8,616,474	54,216,720
End of period		137,733,711	$1,907,671,890	121,344,056	$1,781,591,027
36
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$8.69	$9.55	$7.96	$8.19	$8.84
Income (loss) from investment operations:
Net investment income (loss)[1]	0.30	0.29	0.25	0.24	0.25
Net realized and unrealized gains (losses)	0.27	(0.89)	1.59	(0.25)	(0.60)
Total from investment operations	0.57	(0.60)	1.84	(0.01)	(0.35)
Less distributions:
Distributions from net investment income	(0.28)	(0.26)	(0.25)	(0.22)	(0.30)
Net asset value at end of period	$8.98	$8.69	$9.55	$7.96	$8.19
Total return	7.04%	(6.53%)	23.83%	0.07%	(4.07%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.34% [2]	0.46%	0.46%
Net operating expenses	N/A	N/A [3]	0.29% [2]	0.35%	0.35%
Net investment income (loss)	3.51%	3.10%	2.92%	3.20%	2.96%
Portfolio turnover rate	28%	13%	11%	18%	11%
Net assets, end of period (x 1,000,000)	$1,327	$1,349	$1,372	$971	$1,173

1
Calculated based on the average shares outstanding during the period.
2
Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective May 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
37
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2019

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 98.4% of net assets

Australia 5.5%
Australia & New Zealand Banking Group Ltd.	273,257	0.4	5,021,673
BHP Group Ltd.	272,663	0.5	6,683,639
Commonwealth Bank of Australia	130,350	0.5	7,067,589
National Australia Bank Ltd.	272,381	0.4	5,346,603
Westpac Banking Corp.	324,269	0.5	6,295,840
Other Securities		3.2	42,881,021
		5.5	73,296,365

Austria 0.3%
Other Securities		0.3	3,929,912

Belgium 0.8%
Other Securities		0.8	10,609,997

Canada 6.4%
Royal Bank of Canada	76,144	0.5	6,141,932
The Bank of Nova Scotia	83,615	0.4	4,795,594
The Toronto-Dominion Bank	87,752	0.4	5,010,878
Other Securities		5.1	69,335,025
		6.4	85,283,429

Denmark 0.9%
Other Securities		0.9	12,319,087

Finland 1.0%
Other Securities		1.0	12,701,888

France 9.2%
AXA S.A.	190,183	0.4	5,034,375
BNP Paribas S.A.	133,971	0.5	7,001,263
Orange S.A.	296,681	0.4	4,774,929
Sanofi	83,804	0.6	7,725,645
Societe Generale S.A.	175,541	0.4	4,992,193
TOTAL S.A.	321,513	1.3	16,997,811
Other Securities		5.6	75,023,318
		9.2	121,549,534

Germany 8.1%
Allianz SE	33,187	0.6	8,105,014
BASF SE	132,474	0.8	10,070,568
Bayer AG	90,017	0.5	6,983,174
Bayerische Motoren Werke AG	66,937	0.4	5,125,680
Security	Number of Shares	% of Net Assets	Value ($)
Daimler AG	186,459	0.8	10,899,061
Deutsche Telekom AG	406,294	0.5	7,148,970
Siemens AG	69,389	0.6	8,007,490
Other Securities		3.9	51,776,396
		8.1	108,116,353

Hong Kong 1.6%
Other Securities		1.6	21,408,341

Ireland 0.1%
Other Securities		0.1	936,267

Israel 0.2%
Other Securities		0.2	2,718,831

Italy 3.4%
Enel S.p.A.	1,041,366	0.6	8,070,959
Eni S.p.A.	510,251	0.6	7,741,010
Other Securities		2.2	28,878,855
		3.4	44,690,824

Japan 24.8%
Hitachi Ltd.	173,300	0.5	6,467,979
Honda Motor Co., Ltd.	375,700	0.8	10,164,179
Idemitsu Kosan Co., Ltd.	160,069	0.4	4,705,272
KDDI Corp.	192,800	0.4	5,334,996
Mitsubishi UFJ Financial Group, Inc.	1,305,934	0.5	6,770,338
Nippon Telegraph & Telephone Corp.	106,808	0.4	5,302,259
SoftBank Group Corp.	127,800	0.4	4,916,006
Toyota Motor Corp.	303,318	1.6	21,044,471
Other Securities		19.8	264,328,642
		24.8	329,034,142

Netherlands 2.4%
Other Securities		2.4	32,385,543

New Zealand 0.1%
Other Securities		0.1	1,416,101

Norway 0.7%
Other Securities		0.7	9,117,611

Poland 0.3%
Other Securities		0.3	4,366,980

38
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Portugal 0.2%
Other Securities		0.2	2,862,153

Republic of Korea 5.2%
Samsung Electronics Co., Ltd.	550,670	1.8	23,799,873
Other Securities		3.4	45,861,287
		5.2	69,661,160

Singapore 0.8%
Other Securities		0.8	9,988,058

Spain 3.1%
Banco Santander S.A.	2,639,623	0.8	10,598,872
Iberdrola S.A.	485,808	0.4	4,993,617
Telefonica S.A.	874,825	0.5	6,718,025
Other Securities		1.4	18,767,975
		3.1	41,078,489

Sweden 2.1%
Other Securities		2.1	27,979,889

Switzerland 5.4%
Nestle S.A.	141,908	1.1	15,181,504
Novartis AG	101,353	0.7	8,855,738
Roche Holding AG	34,016	0.8	10,237,313
Other Securities		2.8	36,757,215
		5.4	71,031,770

United Kingdom 15.8%
AstraZeneca plc	58,258	0.4	5,681,158
BP plc	3,070,750	1.5	19,472,734
British American Tobacco plc	163,172	0.4	5,707,081
GlaxoSmithKline plc	325,847	0.6	7,463,505
Glencore plc *	2,597,907	0.6	7,841,466
HSBC Holdings plc	1,493,939	0.9	11,286,871
National Grid plc	438,769	0.4	5,130,211
Rio Tinto plc	100,460	0.4	5,230,129
Royal Dutch Shell plc, A Shares	467,168	1.0	13,542,304
Royal Dutch Shell plc, B Shares	525,833	1.1	15,143,866
Vodafone Group plc	5,142,911	0.8	10,495,238
Other Securities		7.7	102,378,106
		15.8	209,372,669
Total Common Stock
(Cost $1,207,269,003)			1,305,855,393

Preferred Stock 1.1% of net assets

Germany 0.7%
Volkswagen AG	35,808	0.5	6,807,288
Other Securities		0.2	2,158,431
		0.7	8,965,719

Security	Number of Shares	% of Net Assets	Value ($)
Italy 0.1%
Other Securities		0.1	1,069,619

Republic of Korea 0.3%
Other Securities		0.3	4,441,477

United Kingdom 0.0%
Other Securities		0.0	8,896
Total Preferred Stock
(Cost $13,101,728)			14,485,711

Other Investment Company 0.1% of net assets

United States 0.1%
Securities Lending Collateral 0.1%
Other Securities		0.1	2,090,033
Total Other Investment Company
(Cost $2,090,033)			2,090,033
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.0% of net assets

Time Deposits 0.0%
Other Securities		0.0	153,025
Total Short-Term Investments
(Cost $153,025)			153,025

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI EAFE Index, expires 12/20/19	67	6,556,620	98,243
The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $1,746,171.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

39
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$489,502,077	$—	$489,502,077
Australia	—	73,295,739	626	73,296,365
Belgium	332,685	10,277,312	—	10,609,997
Canada	85,283,429	—	—	85,283,429
Finland	445,723	12,256,165	—	12,701,888
France	2,734,870	118,814,664	—	121,549,534
Germany	16,201,154	91,915,199	—	108,116,353
Hong Kong	—	21,203,067	205,274	21,408,341
Ireland	558,188	378,079	—	936,267
Netherlands	1,011,071	31,374,472	— *	32,385,543
Republic of Korea	303,620	69,357,540	—	69,661,160
Switzerland	468,626	70,563,144	—	71,031,770
United Kingdom	2,151,961	207,220,708	—	209,372,669
Preferred Stock[1]	—	14,476,815	—	14,476,815
United Kingdom	—	—	8,896	8,896
Other Investment Company[1]	2,090,033	—	—	2,090,033
Short-Term Investments[1]	—	153,025	—	153,025
Futures Contracts[2]	98,243	—	—	98,243
Total	$111,679,603	$1,210,788,006	$214,796	$1,322,682,405
*	Level 3 amount shown includes securities determined to have no value at October 31, 2019.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
40
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in unaffiliated issuers, at value (cost $1,220,523,756) including securities on loan of $1,746,171		$1,320,494,129
Collateral invested for securities on loan, at value (cost $2,090,033)		2,090,033
Foreign currency, at value (cost $26,164)		26,254
Deposit with broker for futures contracts		191,584
Receivables:
Investments sold		4,110,304
Dividends		4,686,263
Foreign tax reclaims		1,542,943
Fund shares sold		788,844
Variation margin on futures contracts		98,375
Income from securities on loan	+	41,437
Total assets		1,334,070,166
Liabilities
Collateral held for securities on loan		2,090,033
Payables:
Investments bought		8,896
Investment adviser fees		276,255
Fund shares redeemed		2,582,215
Due to custodian	+	1,859,950
Total liabilities		6,817,349
Net Assets
Total assets		1,334,070,166
Total liabilities	–	6,817,349
Net assets		$1,327,252,817
Net Assets by Source
Capital received from investors		1,283,885,568
Total distributable earnings		43,367,249

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,327,252,817		147,735,909		$8.98

41
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends (net of foreign withholding tax of $5,387,363)		$50,255,829
Interest		37,876
Securities on loan, net	+	567,329
Total investment income		50,861,034
Expenses
Investment adviser fees		3,383,513
Professional fees	+	8,198*
Total expenses		3,391,711
Expense reduction by CSIM	–	8,198*
Net expenses	–	3,383,513
Net investment income		47,477,521
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(74,662,379)
Net realized gains on futures contracts		443,327
Net realized gains on foreign currency transactions	+	38,105
Net realized losses		(74,180,947)
Net change in unrealized appreciation (depreciation) on investments		115,338,315
Net change in unrealized appreciation (depreciation) on futures contracts		181,028
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	104,473
Net change in unrealized appreciation (depreciation)	+	115,623,816
Net realized and unrealized gains		41,442,869
Increase in net assets resulting from operations		$88,920,390
*	Professional fees associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2(d) and 4 for additional information.
42
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$47,477,521	$43,708,820
Net realized losses		(74,180,947)	(6,612,125)
Net change in unrealized appreciation (depreciation)	+	115,623,816	(130,320,658)
Increase (decrease) in net assets from operations		88,920,390	(93,223,963)
Distributions to Shareholders
Total distributions		($43,980,238)	($37,237,239)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		48,492,601	$406,679,894	38,677,793	$365,243,827
Shares reinvested		3,195,805	24,767,484	2,286,304	21,605,579
Shares redeemed	+	(59,146,394)	(498,217,108)	(29,432,622)	(279,199,335)
Net transactions in fund shares		(7,457,988)	($66,769,730)	11,531,475	$107,650,071
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		155,193,897	$1,349,082,395	143,662,422	$1,371,893,526
Total increase or decrease	+	(7,457,988)	(21,829,578)	11,531,475	(22,811,131)
End of period		147,735,909	$1,327,252,817	155,193,897	$1,349,082,395
43
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$12.67	$14.58	$11.93	$11.25	$11.15
Income (loss) from investment operations:
Net investment income (loss)[1]	0.29	0.33	0.27	0.25	0.22
Net realized and unrealized gains (losses)	0.25	(1.70)	2.67	0.66	0.12
Total from investment operations	0.54	(1.37)	2.94	0.91	0.34
Less distributions:
Distributions from net investment income	(0.30)	(0.34)	(0.29)	(0.23)	(0.19)
Distributions from net realized gains	(0.34)	(0.20)	—	—	(0.05)
Total distributions	(0.64)	(0.54)	(0.29)	(0.23)	(0.24)
Net asset value at end of period	$12.57	$12.67	$14.58	$11.93	$11.25
Total return	5.13%	(9.79%)	25.23%	8.29%	3.09%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.39%	0.48% [2]	0.68%	0.71%
Net operating expenses	N/A	N/A [3]	0.43% [2]	0.49%	0.49%
Net investment income (loss)	2.44%	2.30%	2.04%	2.24%	1.98%
Portfolio turnover rate	38%	26%	21%	40%	37%
Net assets, end of period (x 1,000,000)	$775	$763	$749	$476	$427

1
Calculated based on the average shares outstanding during the period.
2
Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective May 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
44
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2019

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.3% of net assets

Australia 5.3%
JB Hi-Fi Ltd.	47,765	0.2	1,220,666
Qantas Airways Ltd.	254,451	0.1	1,125,471
Santos Ltd.	221,494	0.2	1,238,930
Other Securities		4.8	37,202,204
		5.3	40,787,271

Austria 0.6%
Other Securities		0.6	4,848,958

Belgium 1.3%
bpost S.A.	97,835	0.1	1,118,083
Other Securities		1.2	8,834,465
		1.3	9,952,548

Canada 7.9%
Canadian Utilities Ltd., Class A	38,600	0.1	1,125,675
Kinross Gold Corp. *	251,100	0.2	1,220,135
Parkland Fuel Corp.	34,800	0.1	1,155,949
WestJet Airlines Ltd.	50,800	0.2	1,181,386
Wheaton Precious Metals Corp.	42,216	0.2	1,183,369
Other Securities		7.1	55,117,208
		7.9	60,983,722

Denmark 1.1%
Other Securities		1.1	8,380,166

Finland 1.3%
Huhtamaki Oyj	26,451	0.2	1,224,827
Orion Oyj, Class B	28,367	0.2	1,258,491
Other Securities		0.9	7,412,789
		1.3	9,896,107

France 4.2%
Edenred	23,749	0.2	1,251,756
Getlink SE	69,877	0.2	1,170,501
SPIE S.A.	53,647	0.1	1,132,244
Other Securities		3.7	28,776,235
		4.2	32,330,736

Security	Number of Shares	% of Net Assets	Value ($)
Germany 3.7%
Bilfinger SE	33,338	0.1	1,112,838
Hella GmbH & Co. KGaA	22,909	0.1	1,114,381
Other Securities		3.5	26,323,090
		3.7	28,550,309

Greece 0.0%
Other Securities		0.0	—

Hong Kong 3.8%
AAC Technologies Holdings, Inc.	166,000	0.1	1,074,235
Other Securities		3.7	28,299,972
		3.8	29,374,207

Ireland 0.3%
Other Securities		0.3	2,555,273

Israel 1.1%
Israel Discount Bank Ltd., Class A	240,066	0.1	1,097,059
Other Securities		1.0	7,449,544
		1.1	8,546,603

Italy 2.4%
Other Securities		2.4	18,719,648

Japan 35.2%
Azbil Corp.	39,100	0.1	1,088,042
Credit Saison Co., Ltd.	84,300	0.2	1,220,726
Hitachi Chemical Co., Ltd.	48,700	0.2	1,603,194
Hitachi High-Technologies Corp.	24,700	0.2	1,536,728
Kansai Paint Co., Ltd.	47,200	0.1	1,136,804
Keihin Corp.	48,200	0.1	1,145,841
Kurita Water Industries Ltd.	39,900	0.1	1,148,625
Morinaga Milk Industry Co., Ltd.	29,000	0.1	1,127,468
Nabtesco Corp.	34,700	0.1	1,104,668
Nomura Research Institute Ltd.	60,080	0.2	1,275,541
Rakuten, Inc.	117,260	0.1	1,117,889
Taiyo Yuden Co., Ltd.	47,600	0.2	1,258,826
Toyo Tire Corp.	77,000	0.1	1,074,016
Other Securities		33.4	256,907,214
		35.2	272,745,582

Luxembourg 0.0%
Other Securities		0.0	—

45
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Netherlands 1.7%
Altice Europe N.V. *	231,906	0.2	1,326,921
Other Securities		1.5	11,789,052
		1.7	13,115,973

New Zealand 0.9%
Other Securities		0.9	7,358,666

Norway 1.4%
Other Securities		1.4	11,174,805

Poland 1.1%
Grupa Lotos S.A.	43,761	0.1	1,092,846
Orange Polska S.A. *	701,900	0.1	1,150,074
Other Securities		0.9	6,038,004
		1.1	8,280,924

Portugal 0.4%
Other Securities		0.4	3,222,369

Republic of Korea 5.2%
LG Innotek Co., Ltd.	10,792	0.1	1,120,962
Other Securities		5.1	39,140,819
		5.2	40,261,781

Singapore 1.5%
Other Securities		1.5	11,649,244

Spain 1.4%
Acciona S.A.	10,835	0.1	1,128,772
Other Securities		1.3	9,996,058
		1.4	11,124,830

Sweden 3.2%
Getinge AB, B Shares	86,186	0.2	1,473,483
Holmen AB, B Shares	37,061	0.1	1,093,695
JM AB	41,940	0.1	1,074,365
Svenska Cellulosa AB, S.C.A., B Shares	124,386	0.2	1,269,251
Other Securities		2.6	19,898,690
		3.2	24,809,484

Switzerland 3.4%
Helvetia Holding AG	7,611	0.1	1,069,096
Vifor Pharma AG	7,322	0.1	1,153,063
Other Securities		3.2	23,860,761
		3.4	26,082,920

United Kingdom 10.9%
BBA Aviation plc	289,136	0.1	1,137,500
Cobham plc	561,159	0.1	1,147,840
Howden Joinery Group plc	142,294	0.1	1,064,968
IG Group Holdings plc	132,204	0.1	1,088,126
Intermediate Capital Group plc	61,755	0.2	1,188,519
Phoenix Group Holdings plc	132,246	0.2	1,207,953
Security	Number of Shares	% of Net Assets	Value ($)
Polymetal International plc	66,311	0.1	1,090,650
Other Securities		10.0	76,832,785
		10.9	84,758,341
Total Common Stock
(Cost $703,620,154)			769,510,467

Preferred Stock 0.3% of net assets

Germany 0.3%
Other Securities		0.3	2,519,059
Total Preferred Stock
(Cost $2,699,209)			2,519,059

Rights 0.0% of net assets

Australia 0.0%
Other Securities		0.0	6,179

Italy 0.0%
Other Securities		0.0	—

Norway 0.0%
Other Securities		0.0	4,923

Singapore 0.0%
Other Securities		0.0	787

Spain 0.0%
Other Securities		0.0	245,361
Total Rights
(Cost $553,874)			257,250

Other Investment Company 1.4% of net assets

United States 1.4%
Securities Lending Collateral 1.4%
Wells Fargo Government Money Market Fund, Select Class 1.75% (c)	11,114,235	1.4	11,114,235
Total Other Investment Company
(Cost $11,114,235)			11,114,235
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.1% of net assets

Time Deposits 0.1%
Other Securities		0.1	269,216
Total Short-Term Investments
(Cost $269,216)			269,216

46
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI EAFE Index, expires 12/20/19	34	3,327,240	22,255
The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $9,652,938.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust

47
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$291,753,492	$—	$291,753,492
Australia	—	40,787,271	— *	40,787,271
Austria	940,424	3,908,534	—	4,848,958
Belgium	1,685,906	8,266,642	—	9,952,548
Canada	60,983,722	—	—	60,983,722
Denmark	1,414,900	6,965,266	—	8,380,166
Finland	2,611,988	7,284,119	—	9,896,107
France	2,183,733	30,147,003	—	32,330,736
Germany	6,053,726	22,496,583	—	28,550,309
Greece	—	—	— *	—
Hong Kong	633,037	28,741,170	— *	29,374,207
Ireland	2,555,273	—	—	2,555,273
Israel	252,532	8,294,071	—	8,546,603
Italy	3,155,681	15,497,039	66,928 *	18,719,648
Luxembourg	—	—	— *	—
Netherlands	1,251,647	11,864,326	—	13,115,973
Norway	1,154,747	10,020,058	—	11,174,805
Poland	791,973	7,488,951	—	8,280,924
Portugal	707,793	2,514,576	— *	3,222,369
Republic of Korea	1,465,857	38,795,924	—	40,261,781
Spain	1,098,255	10,026,575	— *	11,124,830
Sweden	1,898,764	22,910,720	—	24,809,484
Switzerland	2,954,703	23,128,217	—	26,082,920
United Kingdom	26,967,412	57,790,929	— *	84,758,341
Preferred Stock
Germany	611,350	1,907,709	—	2,519,059
Rights
Australia	6,179	—	—	6,179
Italy	—	—	— *	—
Norway	1,359	—	3,564	4,923
Singapore	—	—	787	787
Spain	245,361	—	—	245,361
Other Investment Company[1]	11,114,235	—	—	11,114,235
Short-Term Investments[1]	—	269,216	—	269,216
Futures Contracts[2]	22,255	—	—	22,255
Total	$132,762,812	$650,858,391	$71,279	$783,692,482
*	Level 3 amount shown includes securities determined to have no value at October 31, 2019.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
48
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in unaffiliated issuers, at value (cost $707,142,453) including securities on loan of $9,652,938		$772,555,992
Collateral invested for securities on loan, at value (cost $11,114,235)		11,114,235
Deposit with broker for futures contracts		129,202
Receivables:
Investments sold		319,717
Dividends		2,252,872
Fund shares sold		924,851
Foreign tax reclaims		448,892
Income from securities on loan		53,539
Variation margin on futures contracts	+	22,322
Total assets		787,821,622
Liabilities
Collateral held for securities on loan		11,114,235
Payables:
Investment adviser fees		251,032
Fund shares redeemed		815,819
Due to custodian	+	382,550
Total liabilities		12,563,636
Net Assets
Total assets		787,821,622
Total liabilities	–	12,563,636
Net assets		$775,257,986
Net Assets by Source
Capital received from investors		719,034,779
Total distributable earnings		56,223,207

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$775,257,986		61,656,238		$12.57

49
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends (net of foreign withholding tax of $2,418,027)		$21,126,453
Interest		16,919
Securities on loan, net	+	882,895
Total investment income		22,026,267
Expenses
Investment adviser fees		3,036,519
Total expenses	–	3,036,519
Net investment income		18,989,748
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(13,359,757)
Net realized gains on futures contracts		642,164
Net realized gains on foreign currency transactions	+	53,306
Net realized losses		(12,664,287)
Net change in unrealized appreciation (depreciation) on investments		31,179,080
Net change in unrealized appreciation (depreciation) on futures contracts		120,756
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	26,278
Net change in unrealized appreciation (depreciation)	+	31,326,114
Net realized and unrealized gains		18,661,827
Increase in net assets resulting from operations		$37,651,575
50
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$18,989,748	$19,064,937
Net realized gains (losses)		(12,664,287)	20,456,783
Net change in unrealized appreciation (depreciation)	+	31,326,114	(125,267,429)
Increase (decrease) in net assets from operations		37,651,575	(85,745,709)
Distributions to Shareholders
Total distributions		($40,145,201)	($29,102,652)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		21,189,779	$254,698,550	19,163,379	$275,152,791
Shares reinvested		2,920,765	31,485,839	1,584,447	22,641,756
Shares redeemed	+	(22,650,454)	(271,063,058)	(11,914,220)	(169,038,740)
Net transactions in fund shares		1,460,090	$15,121,331	8,833,606	$128,755,807
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		60,196,148	$762,630,281	51,362,542	$748,722,835
Total increase	+	1,460,090	12,627,705	8,833,606	13,907,446
End of period		61,656,238	$775,257,986	60,196,148	$762,630,281
51
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$8.60	$9.38	$7.86	$6.67	$8.60
Income (loss) from investment operations:
Net investment income (loss)[1]	0.35	0.27	0.22	0.16	0.20
Net realized and unrealized gains (losses)	0.54	(0.83)	1.47	1.22	(1.92)
Total from investment operations	0.89	(0.56)	1.69	1.38	(1.72)
Less distributions:
Distributions from net investment income	(0.24)	(0.22)	(0.17)	(0.19)	(0.21)
Net asset value at end of period	$9.25	$8.60	$9.38	$7.86	$6.67
Total return	10.73%	(6.09%)	21.96%	21.64%	(20.28%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.39%	0.57% [2]	0.88%	0.85%
Net operating expenses	N/A	N/A [3]	0.43% [2]	0.49%	0.49%
Net investment income (loss)	3.93%	2.92%	2.62%	2.41%	2.61%
Portfolio turnover rate	38%	19%	18%	20%	27%
Net assets, end of period (x 1,000,000)	$671	$548	$554	$336	$304

1
Calculated based on the average shares outstanding during the period.
2
Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective May 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
52
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2019

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 92.9% of net assets

Brazil 6.3%
Ambev S.A.	757,350	0.5	3,282,070
Banco do Brasil S.A.	377,415	0.7	4,531,239
JBS S.A.	481,000	0.5	3,392,966
Petroleo Brasileiro S.A.	783,658	1.0	6,389,631
Vale S.A. *	810,797	1.4	9,542,356
Other Securities		2.2	15,006,257
		6.3	42,144,519

Chile 0.8%
Other Securities		0.8	5,338,014

China 24.9%
Agricultural Bank of China Ltd., H Shares	9,032,600	0.6	3,716,947
Alibaba Group Holding Ltd. ADR *	20,931	0.6	3,697,880
Bank of China Ltd., H Shares	26,364,234	1.6	10,750,933
China Construction Bank Corp., H Shares	28,144,960	3.4	22,551,724
China Merchants Bank Co., Ltd., H Shares	629,150	0.4	3,000,561
China Mobile Ltd.	1,646,055	2.0	13,376,987
China Petroleum & Chemical Corp., H Shares	21,030,400	1.8	11,961,559
China Shenhua Energy Co., Ltd., H Shares	1,356,500	0.4	2,754,969
China Telecom Corp., Ltd., H Shares	6,690,000	0.4	2,845,983
China Unicom (Hong Kong) Ltd.	2,979,056	0.4	2,932,877
CNOOC Ltd.	4,933,075	1.1	7,341,648
Industrial & Commercial Bank of China Ltd., H Shares	21,832,172	2.3	15,640,419
PetroChina Co., Ltd., H Shares	10,460,000	0.8	5,100,938
Ping An Insurance Group Co. of China Ltd., H Shares	400,000	0.7	4,616,712
Tencent Holdings Ltd.	128,700	0.8	5,220,447
Other Securities		7.6	51,758,199
		24.9	167,268,783

Colombia 0.3%
Other Securities		0.3	2,142,250

Czech Republic 0.2%
Other Securities		0.2	1,342,303

Security	Number of Shares	% of Net Assets	Value ($)
Egypt 0.1%
Other Securities		0.1	623,907

Greece 1.2%
Piraeus Bank S.A. *	815,465	0.4	2,844,203
Other Securities		0.8	5,075,488
		1.2	7,919,691

Hungary 0.5%
Other Securities		0.5	3,334,995

India 7.3%
Bharat Petroleum Corp., Ltd.	465,944	0.5	3,450,791
Infosys Ltd.	439,383	0.6	4,225,046
Oil & Natural Gas Corp., Ltd.	1,421,110	0.4	2,836,345
Reliance Industries Ltd.	326,234	1.0	6,724,107
Tata Motors Ltd. *	1,169,492	0.4	2,891,831
Other Securities		4.4	28,821,550
		7.3	48,949,670

Indonesia 1.3%
Other Securities		1.3	8,758,714

Kuwait 0.4%
Other Securities		0.4	2,338,663

Malaysia 1.7%
Tenaga Nasional Berhad	1,047,600	0.5	3,469,384
Other Securities		1.2	8,222,646
		1.7	11,692,030

Mexico 4.3%
America Movil S.A.B. de C.V., Series L	12,010,619	1.4	9,515,340
Fomento Economico Mexicano S.A.B. de C.V.	416,915	0.6	3,699,602
Wal-Mart de Mexico S.A.B. de C.V.	1,057,237	0.5	3,172,838
Other Securities		1.8	12,401,877
		4.3	28,789,657

Philippines 0.3%
Other Securities		0.3	1,968,776

53
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Qatar 0.4%
Other Securities		0.4	2,600,424

Russia 14.3%
Gazprom PJSC - USD	8,687,630	5.3	35,226,072
Lukoil PJSC	250,510	3.4	23,125,953
Mobile TeleSystems PJSC	621,762	0.4	2,763,495
Rosneft Oil Co. PJSC	644,820	0.6	4,283,884
Sberbank of Russia PJSC	2,067,000	1.1	7,571,721
Tatneft PJSC	321,460	0.6	3,750,889
Other Securities		2.9	18,858,111
		14.3	95,580,125

South Africa 5.7%
MTN Group Ltd.	1,084,865	1.0	6,714,860
Sasol Ltd.	258,184	0.7	4,680,536
Standard Bank Group Ltd.	277,590	0.5	3,186,802
Other Securities		3.5	23,577,167
		5.7	38,159,365

Taiwan 17.7%
Asustek Computer, Inc.	475,041	0.5	3,222,644
Hon Hai Precision Industry Co., Ltd.	8,197,572	3.2	21,650,629
Innolux Corp.	13,262,357	0.4	2,939,820
MediaTek, Inc.	302,338	0.6	4,037,679
Pegatron Corp.	2,136,264	0.6	4,148,138
Taiwan Semiconductor Manufacturing Co., Ltd.	2,646,803	3.9	25,938,135
Other Securities		8.5	56,917,714
		17.7	118,854,759

Thailand 3.1%
PTT PCL NVDR	4,818,870	1.1	7,221,075
Other Securities		2.0	13,543,981
		3.1	20,765,056

Turkey 1.6%
Other Securities		1.6	10,932,463

United Arab Emirates 0.5%
Other Securities		0.5	3,483,348
Total Common Stock
(Cost $559,587,702)			622,987,512

Preferred Stock 6.9% of net assets

Brazil 5.1%
Banco Bradesco S.A.	793,994	1.0	6,962,915
Itau Unibanco Holding S.A.	1,128,079	1.5	10,190,825
Security	Number of Shares	% of Net Assets	Value ($)
Petroleo Brasileiro S.A.	1,007,354	1.1	7,633,334
Other Securities		1.5	9,253,062
		5.1	34,040,136

Colombia 0.2%
Other Securities		0.2	1,289,100

Russia 1.6%
Transneft PJSC	3,189	1.2	8,280,533
Other Securities		0.4	2,616,014
		1.6	10,896,547
Total Preferred Stock
(Cost $32,389,168)			46,225,783
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.0% of net assets

Time Deposits 0.0%
Other Securities		0.0	177,314
Total Short-Term Investments
(Cost $177,314)			177,314

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI Emerging Markets Index, expires 12/20/19	31	1,614,170	14,105
The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(b)	The rate shown is the current daily overnight rate.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt

USD —	U.S. dollar

54
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2019 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$177,236,748	$—	$177,236,748
Brazil	42,144,519	—	—	42,144,519
Chile	—	—	5,338,014	5,338,014
China	8,194,565	159,074,218	—	167,268,783
Colombia	2,142,250	—	—	2,142,250
Egypt	623,907	—	—	623,907
India	7,604,034	41,345,636	—	48,949,670
Kuwait	734,293	1,604,370	—	2,338,663
Mexico	28,789,657	—	—	28,789,657
Russia	91,987,383	3,592,742	—	95,580,125
South Africa	1,039,093	37,120,272	—	38,159,365
Turkey	870,420	10,062,043	—	10,932,463
United Arab Emirates	1,354,775	2,128,573	—	3,483,348
Preferred Stock
Brazil	34,040,136	—	—	34,040,136
Colombia	1,289,100	—	—	1,289,100
Russia	10,681,510	215,037	—	10,896,547
Short-Term Investments[1]	—	177,314	—	177,314
Futures Contracts[2]	14,105	—	—	14,105
Total	$231,509,747	$432,556,953	$5,338,014	$669,404,714
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in unaffiliated issuers, at value (cost $592,154,184)		$669,390,609
Foreign currency, at value (cost $397,577)		398,028
Deposit with broker for futures contracts		257,422
Receivables:
Dividends		755,918
Fund shares sold		738,183
Variation margin on futures contracts		14,166
Foreign tax reclaims	+	2,463
Total assets		671,556,789
Liabilities
Payables:
Investment adviser fees		215,476
Foreign capital gains tax		252,312
Fund shares redeemed	+	179,053
Total liabilities		646,841
Net Assets
Total assets		671,556,789
Total liabilities	–	646,841
Net assets		$670,909,948
Net Assets by Source
Capital received from investors		648,699,912
Total distributable earnings		22,210,036

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$670,909,948		72,562,676		$9.25

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Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends (net of foreign withholding tax of $3,924,927)		$26,782,562
Interest		16,787
Securities on loan, net	+	4,831
Total investment income		26,804,180
Expenses
Investment adviser fees		2,419,692
Total expenses	–	2,419,692
Net investment income		24,384,488
Realized and Unrealized Gains (Losses)
Net realized gains on investments (net of foreign capital gain tax paid of $8,599)		6,857,228
Net realized losses on futures contracts		(211,622)
Net realized losses on foreign currency transactions	+	(318,490)
Net realized gains		6,327,116
Net change in unrealized appreciation (depreciation) on investments (net of change in foreign capital gains tax of ($59,575))		31,356,231
Net change in unrealized appreciation (depreciation) on futures contracts		(6,640)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	1,046
Net change in unrealized appreciation (depreciation)	+	31,350,637
Net realized and unrealized gains		37,677,753
Increase in net assets resulting from operations		$62,062,241
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Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$24,384,488	$16,898,028
Net realized gains		6,327,116	7,794,377
Net change in unrealized appreciation (depreciation)	+	31,350,637	(60,950,903)
Increase (decrease) in net assets from operations		62,062,241	(36,258,498)
Distributions to Shareholders
Total distributions		($15,972,543)	($13,342,949)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		25,021,407	$219,417,177	19,332,450	$181,411,913
Shares reinvested		1,405,982	11,419,761	981,934	9,059,227
Shares redeemed	+	(17,582,733)	(154,001,819)	(15,602,021)	(146,545,728)
Net transactions in fund shares		8,844,656	$76,835,119	4,712,363	$43,925,412
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		63,718,020	$547,985,131	59,005,657	$553,661,166
Total increase or decrease	+	8,844,656	122,924,817	4,712,363	(5,676,035)
End of period		72,562,676	$670,909,948	63,718,020	$547,985,131
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Schwab Fundamental Index Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Fundamental US Large Company Index Fund	Schwab Target 2010 Fund
Schwab Fundamental US Small Company Index Fund	Schwab Target 2015 Fund
Schwab Fundamental International Large Company Index Fund	Schwab Target 2020 Fund
Schwab Fundamental International Small Company Index Fund	Schwab Target 2025 Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab Target 2030 Fund
Schwab Fundamental Global Real Estate Index Fund	Schwab Target 2035 Fund
Schwab S&P 500 Index Fund	Schwab Target 2040 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2045 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2050 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2055 Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Target 2060 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2010 Index Fund
Schwab International Index Fund®	Schwab Target 2015 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2020 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2025 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2030 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2035 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2040 Index Fund
Schwab Balanced Fund	Schwab Target 2045 Index Fund
Schwab Core Equity Fund	Schwab Target 2050 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2055 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2060 Index Fund
Schwab Small-Cap Equity Fund	Schwab Monthly Income Fund - Moderate Payout
Schwab Hedged Equity Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Health Care Fund	Schwab Monthly Income Fund - Maximum Payout
Schwab International Core Equity Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
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Schwab Fundamental Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Underlying funds: Mutual funds are valued at their respective NAVs.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and
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Schwab Fundamental Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2019 are disclosed in the Condensed Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) or any affiliate of CSIM.
As of October 31, 2019, the funds had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2019, if any, are disclosed in each fund’s Condensed Portfolio Holdings. The value of the securities on loan and the investment of cash collateral are also disclosed in each fund’s Statement of Assets and Liabilities.
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions
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Schwab Fundamental Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
The Schwab Fundamental International Large Company Index Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser.
(e) Expenses:
Pursuant to an Amended and Restated Investment Advisory and Administration Agreement (Advisory Agreement) between CSIM and the trust, CSIM pays the operating expenses of each fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
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Schwab Fundamental Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2019, if any, are reflected in each fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(k) Recent Accounting Standards:
In August 2018, the FASB issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The funds are permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The funds have early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and have delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the funds’ financial statements.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Tracking Error Risk. As an index fund, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Investment Style Risk. The funds are index funds. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, the fund’s performance may be below that of its respective index.
Sampling Index Tracking Risk. To the extent a fund uses a sampling method, the fund may not fully replicate its respective index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
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Schwab Fundamental Index Funds
Financial Notes (continued)

3. Risk Factors (continued):
Concentration Risk. To the extent that a fund’s or its respective index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
ETF Risk. Certain funds may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When a fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio securities.
Derivatives Risk. Each fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere. A fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested.
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Financial Notes (continued)

3. Risk Factors (continued):
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Advisory Agreement between CSIM and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
0.25%	0.25%	0.25%	0.39%	0.39%
CSIM has a licensing agreement with the Frank Russell Company to use certain Russell indices and trademarks in connection with the offering and operation of certain registered investment companies. The funds have entered into a sub-license agreement with CSIM pursuant to which CSIM has agreed to sub-license certain Russell indices and trademarks to the funds. CSIM pays all applicable licensing fees.
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of October 31, 2019, as applicable:
	Underlying Funds
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack All Equity Portfolio	1.8%	2.7%	3.0%	4.5%	5.1%
Schwab MarketTrack Balanced Portfolio	1.0%	1.3%	1.2%	1.8%	2.1%
Schwab MarketTrack Conservative Portfolio	0.3%	0.4%	0.4%	0.5%	0.7%
Schwab MarketTrack Growth Portfolio	1.9%	2.6%	2.5%	3.5%	4.2%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. The investment adviser agreed to pay these professional fees for this reporting period, subject to reimbursement by the Schwab Fundamental International Large Company Index Fund to the extent the fund is able to successfully recover taxes withheld in the future.
As of October 31, 2019, the balance of professional fees related to foreign withholding tax subject to future reimbursement by the fund to the investment adviser was $56,005 for Schwab Fundamental International Large Company Index Fund.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
Interfund Transactions
The funds may engage in transactions with certain other funds in the Fund Complex when permitted by applicable law. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2019, each fund’s total aggregate security transactions with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab Fundamental US Large Company Index Fund	$505,987,175	$39,950,222
Schwab Fundamental US Small Company Index Fund	285,613,994	42,042,658
Schwab Fundamental International Large Company Index Fund	149,724,060	(2,249,116)
Schwab Fundamental International Small Company Index Fund	117,197,333	3,542,538
Schwab Fundamental Emerging Markets Large Company Index Fund	109,843,225	10,661,165

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The funds do not pay any interested or non-interested (independent trustees) trustees. The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 3, 2019. On October 3, 2019, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on October 1, 2020. Under the terms of the Syndicated Credit Facility, in addition to CSIM paying the interest charged on any borrowings by a fund, CSIM paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on November 30, 2018. On November 30, 2018, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on November 29, 2019. Under the terms of the Uncommitted Credit Facility, CSIM pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is paid by CSIM. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
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Financial Notes (continued)

7. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at October 31, 2019 are presented on the Condensed Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations, if any. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2019, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Notional Amounts	Number of Contracts
Schwab Fundamental US Large Company Index Fund	$18,117,625	130
Schwab Fundamental US Small Company Index Fund	7,566,014	100
Schwab Fundamental International Large Company Index Fund	8,601,443	93
Schwab Fundamental International Small Company Index Fund	5,439,285	59
Schwab Fundamental Emerging Markets Large Company Index Fund	3,221,390	63

8. Purchases and Sales of Investment Securities:
For the period ended October 31, 2019, purchases and sales of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales of Securities
Schwab Fundamental US Large Company Index Fund	$983,440,204	$964,567,515
Schwab Fundamental US Small Company Index Fund	708,022,518	598,996,856
Schwab Fundamental International Large Company Index Fund	376,263,638	432,175,737
Schwab Fundamental International Small Company Index Fund	297,973,125	296,810,105
Schwab Fundamental Emerging Markets Large Company Index Fund	318,450,141	234,770,692

9. Federal Income Taxes:
As of October 31, 2019, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Tax cost	$3,469,100,528	$1,591,299,035	$1,285,172,485	$741,621,702	$617,339,769
Gross unrealized appreciation	$1,989,525,591	$485,003,612	$157,778,307	$132,896,627	$106,511,647
Gross unrealized depreciation	(217,041,992)	(146,319,170)	(120,268,387)	(90,825,847)	(54,446,702)
Net unrealized appreciation (depreciation)	$1,772,483,599	$338,684,442	$37,509,920	$42,070,780	$52,064,945
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Financial Notes (continued)

9. Federal Income Taxes (continued):
As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Undistributed ordinary income	$111,278,141	$19,581,478	$43,815,977	$19,829,119	$23,902,742
Undistributed long-term capital gains	145,417,580	43,502,511	—	—	—
Net unrealized appreciation (depreciation) on investments	1,772,483,599	338,684,442	37,509,920	42,070,780	52,064,945
Net other unrealized appreciation (depreciation)	—	—	20,188	6,735	(258,248)
Total	$2,029,179,320	$401,768,431	$81,346,085	$61,906,634	$75,709,439
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on futures contracts and the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies (PFIC) and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2019, the funds had capital loss carryforwards available to offset future net capital gains as follows:
Expiration Date	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
No expiration	$—	$—	$37,978,836	$5,683,427	$53,499,403
Total	$—	$—	$37,978,836	$5,683,427	$53,499,403
For the fiscal year ended October 31, 2019, the funds had capital loss carryforwards utilized as follows:
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Capital loss carryforwards utilized	$—	$—	$—	$—	$7,619,781
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Current period distributions
Ordinary income	$115,941,650	$49,180,336	$43,980,238	$18,761,883	$15,972,543
Long-term capital gains	268,964,966	107,997,280	—	21,383,318	—
Prior period distributions
Ordinary income	$121,146,529	$35,855,525	$37,237,239	$22,939,959	$13,342,949
Long-term capital gains	55,961,880	79,427,222	—	6,162,693	—
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Financial Notes (continued)

9. Federal Income Taxes (continued):
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2019, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2019, the funds did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the condensed portfolio holdings, of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund (five of the funds constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2019
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.
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Other Federal Tax Information (unaudited)

The funds elect to pass through under section 853 of the Internal Revenue Code foreign tax credit to its shareholders for the fiscal year ended October 31, 2019, and the respective foreign source income on the funds as follows.
	Foreign Tax Credit	Foreign Source Income
Schwab Fundamental US Large Company Index Fund	$—	$—
Schwab Fundamental US Small Company Index Fund	—	—
Schwab Fundamental International Large Company Index Fund	5,044,069	52,033,773
Schwab Fundamental International Small Company Index Fund	2,288,667	20,782,862
Schwab Fundamental Emerging Markets Large Company Index Fund	3,892,757	30,696,531
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2019, qualify for the corporate dividends received deduction:
Percentage
Schwab Fundamental US Large Company Index Fund	99.12
Schwab Fundamental US Small Company Index Fund	42.43
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	—
Schwab Fundamental Emerging Markets Large Company Index Fund	—
For the fiscal year ended October 31, 2019, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2020 via IRS Form 1099 of the amounts for use in preparing their 2019 income tax return.

Schwab Fundamental US Large Company Index Fund	$115,427,905
Schwab Fundamental US Small Company Index Fund	21,811,734
Schwab Fundamental International Large Company Index Fund	46,452,272
Schwab Fundamental International Small Company Index Fund	17,722,134
Schwab Fundamental Emerging Markets Large Company Index Fund	15,151,128
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2019:

Schwab Fundamental US Large Company Index Fund	$268,964,966
Schwab Fundamental US Small Company Index Fund	107,997,280
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	21,383,318
Schwab Fundamental Emerging Markets Large Company Index Fund	—
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended, requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on May 13, 2019 and June 4, 2019, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the June 4, 2019 in person meeting called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM relating to services and support provided with respect to the Funds’ portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees also considered that

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many of the Funds’ shareholders are also brokerage clients of Schwab and considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit the Funds and shareholders who are brokerage clients of Schwab. Finally, the Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered the Funds’ performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, yield, if applicable, and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and each Fund’s demonstrated performance in tracking its benchmark index. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of products and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Funds’ shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; (ii) graduated investment advisory fee schedules, fee waivers, or expense caps by CSIM and its affiliates for those funds in the Schwab Funds complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that CSIM has shared any economies of scale with the Funds by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continues to increase as a result of regulatory or other developments. The Trustees considered that CSIM and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets are relatively small, for example, in the case of newer funds or funds with

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investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 101 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	101	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	101	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	101	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	101	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	101	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	101	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	101	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	101	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	101	Director (2012 – present), Eaton Corporation plc
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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	101	Director (2008 – present), The Charles Schwab Corporation
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	101	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	101	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
Fundamental Developed ex-U.S. Large Company Spliced Index  An internally calculated index comprised of the FTSE RAFI Developed ex-US 1000 Index from inception of the Schwab Fundamental International Large Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI Developed ex US Large Company Index (Net) from October 19, 2012 forward. The FTSE RAFI
Developed ex-US 1000 Index is composed of the largest 1,000 listed companies incorporated outside the United States, ranked by four fundamental financial measures of size, sales, cash flows, book value and dividends. The index is rebalanced and reconstituted annually.
Fundamental Developed ex-U.S. Small Company Spliced Index  An internally calculated index comprised of the FTSE RAFI Developed ex US Mid Small 1500 Index from inception of the Schwab Fundamental International Small Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI Developed ex US Small Company Index (Net) from October 19, 2012 forward. The FTSE RAFI Developed ex US Mid Small 1500 Index is designed to track the performance of small- and mid-capitalization equities of companies domiciled in developed international markets (excluding the U.S.), selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The equities with the highest fundamental strength are weighted according to their fundamental scores. The fundamentally weighted portfolio is rebalanced and reconstituted annually.
Fundamental Emerging Markets Large Company Spliced Index  An internally calculated index comprised of the FTSE RAFI Emerging Index from inception of the Schwab Fundamental Emerging Markets Large Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI Emerging Markets Large Company Index (Net) from October 19, 2012 forward. The FTSE RAFI Emerging Index is designed to track the performance of the largest emerging market equities, selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The equities with the highest fundamental strength are weighted according to their fundamental scores. The fundamentally weighted portfolio is rebalanced and reconstituted annually.
Fundamental U.S. Large Company Spliced Index  An internally calculated index comprised of the FTSE RAFI US 1000 Index from inception of the Schwab Fundamental US Large Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI US Large Company Index from October 19, 2012 forward. The FTSE RAFI US 1000 Index is designed to track the performance of the largest U.S. equities, selected based on the following four fundamental measures of firm size, book value, income, sales and dividends. The 1,000 equities with the highest fundamental strength are weighted by their fundamental scale. The fundamentally weighted portfolio is rebalanced and reconstituted annually.
Fundamental U.S. Small Company Spliced Index  An internally calculated index comprised of the FTSE RAFI US Mid Small 1500 Index from inception of the Schwab Fundamental US Small Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI US Small Company Index from October 19, 2012 forward. The FTSE RAFI US Mid Small 1500 Index is composed of approximately 1,500 listed small and medium sized companies incorporated in the United States, ranked by fundamental value. The fundamentally weighted portfolio is rebalanced and reconstituted annually.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

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MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities  Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI Developed ex US Large Company Index (Net)   An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Developed ex US Small Company Index (Net)   An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores rank below the 87.5% threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the smallest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Emerging Markets Large Company Index (Net)  An index that ranks emerging market companies in the FTSE Global Total Cap Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the emerging companies in the FTSE Global Total Cap Index measures the performance of the investable securities in emerging countries globally.
Russell RAFI US Large Company Index  An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Large Company Index includes only those securities that are members of the U.S. portion whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
Russell RAFI US Small Company Index  An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Small Company Index includes only those securities that are members of the U.S. portion and rank below the 87.5% fundamental score threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
S&P Developed ex-U.S. Small Cap Index (Net)  An index composed of the stocks representing the lowest 15% of float-adjusted market cap in each developed market country, excluding the U.S. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
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How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements; and
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2019 Schwab Funds. All rights reserved.

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Notes

Notes

Schwab Fundamental Index Funds
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2019 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR39592-12
00237236

Annual Report  |  October 31, 2019
Schwab MarketTrack Portfolios®

Schwab MarketTrack
All Equity Portfolio™
Schwab MarketTrack
Growth Portfolio™
Schwab MarketTrack
Balanced Portfolio™
Schwab MarketTrack
Conservative Portfolio™
New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.

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Schwab MarketTrack Portfolios
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2019
Schwab MarketTrack All Equity Portfolio (Ticker Symbol: SWEGX)	9.58%
All Equity Composite Index	10.12%
Fund Category: Morningstar Allocation—85%+ Equity[1]	10.47%
Performance Details	pages 7-9

Schwab MarketTrack Growth Portfolio (Ticker Symbol: SWHGX)	9.86%
Growth Composite Index	10.39%
Fund Category: Morningstar Allocation—70% to 85% Equity[1]	9.88%
Performance Details	pages 10-12

Schwab MarketTrack Balanced Portfolio (Ticker Symbol: SWBGX)	10.14%
Balanced Composite Index	10.78%
Fund Category: Morningstar Allocation—50% to 70% Equity[1]	10.26%
Performance Details	pages 13-15

Schwab MarketTrack Conservative Portfolio (Ticker Symbol: SWCGX)	10.31%
Conservative Composite Index	11.02%
Fund Category: Morningstar Allocation—30% to 50% Equity[1]	9.38%
Performance Details	pages 16-18
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
At the crux of every investment decision, one consideration that may be top of mind is your risk tolerance. It may seem like a straightforward consideration, but it’s often not. Most of us are risk-averse by nature and as investors, the fear of a significant market decline is ever-present in our minds. This can sometimes lead us to make decisions that may get in the way of the performance of our investments. Our feelings about risk are also fluid, impacted by changes in market conditions and our progress toward our financial goals. For example, some investors may have been prompted to rethink their risk appetite as a result of the latest bout of market volatility.
At Charles Schwab Investment Management, we provide a range of foundational products that are designed to suit a variety of risk appetites and help investors remain focused on their long-term investment plans despite market volatility. The Schwab MarketTrack Portfolios are an example of this approach, providing investors with four different options based on their risk appetite. For those with a longer time horizon and a greater tolerance for volatility, the Schwab MarketTrack All Equity Portfolio is a diversified all-stock solution. At the other end of the risk spectrum, investors who are more risk averse or seeking short-term stability of their investment can opt to invest in the Schwab MarketTrack Conservative Portfolio, a solution with a larger allocation to bond holdings. The Schwab MarketTrack Growth Portfolio and Schwab MarketTrack Balanced Portfolio fill out the offerings in between.
No matter which risk profile of the Schwab MarketTrack Portfolio you choose, each fund is constructed with risk management in mind. All four funds invest in passive strategies to keep costs down and each fund helps mitigate market risk through thoughtfully designed diversification across asset classes. The funds combine investments in traditional market-cap index funds, Schwab Fundamental Index Funds, which select and weight stocks based on fundamental measures of company size rather than market capitalization, and bond funds. Market-cap index and Fundamental Index strategies can perform differently over time—a key reason why we believe many investors can benefit from combining the two approaches. Additionally, the funds are rebalanced periodically, keeping them in line with investors’ chosen asset allocation and risk level.
When it comes to investing, it’s important to have a long-term investing plan and a portfolio based on your individual goals and risk tolerance. It can at times be tough to maintain that discipline in the face of day-to-day uncertainty. We aim to offer products with clear objectives, straightforward pricing, and a consistent approach to investing to help simplify investing decisions, so investors can focus on their long-term goals without unnecessary complexity.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab MarketTrack Portfolios, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ No matter which risk profile of the Schwab MarketTrack Portfolio you choose, each fund is constructed with risk management in mind.”
Fundamental Index is a registered trademark of Research Affiliates LLC.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
The Investment Environment

For the 12-month reporting period ended October 31, 2019, global equity and fixed income markets generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines across global equity markets, driven by concerns about slowing international growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes despite low inflation. By late December, major market indices had fallen to near-bear market territory. However, as the Federal Reserve (Fed) put interest rate hikes on hold, stocks, particularly in the U.S., staged a strong recovery in the first four months of 2019, which generally continued through the end of the reporting period despite several setbacks. Over the period, the U.S. dollar strengthened slightly against a basket of foreign currencies, generally reducing the returns on overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 14.33%. Despite headwinds, markets outside the U.S. also rose, particularly toward the end of the reporting period with the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returning 11.04%. Fixed-income markets were particularly strong over the period. The Bloomberg Barclays US Aggregate Bond Index returned 11.51% and the FTSE non-US Dollar World Government Bond Index returned 9.25%.
Economic growth around the globe was uneven over the reporting period, largely as a result of manufacturing weakness in developed international markets. Despite escalating trade tensions with China, the U.S. maintained its steady growth in its tenth year of expansion, although at a declining pace. In the last two months of 2018, economies around the globe showed increasing signs of weakness, but many regained economic momentum in the first six months of 2019, demonstrating resilient growth despite lingering uncertainties on various fronts. As the year progressed, signs of slowing growth increased amid a weakening global economy, waning manufacturing activity, and the ongoing U.S.-China trade war. However, toward the end of the period, prospects of a partial trade resolution relieved some of the pressure. U.S. gross domestic product (GDP) grew at an annual rate of 2.1% in the third quarter of 2019, up slightly from 2.0% in the second quarter, but down from 3.1% in the first quarter of 2019. Unemployment declined in September 2019 to a 50-year low. While consumer confidence edged lower in October to hit a four-month low, it remained a stable source of GDP growth in the U.S. Inflation remained benign.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2019

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab MarketTrack Portfolios
The Investment Environment (continued)

Outside the U.S., conditions continued to soften, dampened by trade issues, slowing economic output, and geopolitical concerns. Oil prices, which had fallen steeply in the fourth quarter of 2018, rebounded through the first four months of 2019, as major exporters sought to curb supply and central banks took steps to ease growth-related fears, before dipping in May when trade concerns escalated. Oil prices remained volatile through period end. In the eurozone, growth slowed in the second and third quarters of 2019, down slightly from the first quarter. Growth was subdued by tepid wage growth and constrained consumer spending. The United Kingdom’s economy contracted in the second quarter of 2019 amid growing Brexit-related economic and political uncertainty that dampened industrial output, construction, and services sectors. Japan’s economy, however, experienced growth in recent quarters after contracting sharply in the third quarter of 2018. Several Asian economies, including China and India, exhibited signs of slowing, but still outpaced many developed economies.
In response to the economic environment and flat or inverted yield curves around the world, to bolster growth, and to ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S., while others maintained their generally low—and for some international central banks, negative—interest rates. In the U.S., after raising interest rates four times in 2018, the Fed held rates unchanged through the first half of 2019. But amid growing signs of global economic weakness that threatened to dampen U.S. economic growth, along with continued low inflation and weakness in manufacturing, the Fed enacted three interest rate cuts by the end of the period—in July, September, and October. Following the October interest rate cut, the Fed signaled that subsequent interest rate cuts would be put on hold provided the economy continues to expand moderately and the labor market remains strong. The federal funds rate ended the reporting period in a range of 1.50% to 1.75%. Outside the U.S., the European Central Bank held interest rates steady and launched an asset-purchase program to help stimulate the economy. The Bank of Japan maintained its short-term interest rate target of –0.1% throughout the period. Despite growing Brexit-related division, the Bank of England maintained its key official bank rate at 0.75% throughout the period, where it has remained since August 2018. Central banks in key emerging market economies—including India, Thailand, and China—lowered their policy rates in response to inflation and trade-related pressures.
Bond prices generally rose over the reporting period as yields fell. (Bond yields and bond prices move in opposite directions.) Short-term yields, which typically respond to changes in the federal funds rate, remained flat for the first half of the period before declining as the Fed implemented interest rate cuts, with the three-month Treasury yield falling from 2.34% at the outset of the period to 1.54% at the end of the period. Longer-term yields, which are influenced more by economic growth and inflation expectations, trended downward over most of the period before moderating in the final two months. During the reporting period, the yield curve flattened with portions of the yield curve inverting, which is often an indicator of a potential recession. Over the reporting period, the 10-year Treasury yield fell from 3.15% to 1.69%. Outside the U.S., bond yields generally remained low.
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Schwab MarketTrack Portfolios
Fund Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the co-management of the funds. She has served as portfolio manager of the funds since February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.

Patrick Kwok, CFA, Portfolio Manager, is responsible for the co-management of the funds. He has served as portfolio manager of the funds since February 2019. Prior to joining CSIM in 2008, Mr. Kwok spent two years as an asset operations specialist at Charles Schwab Trust Company. He also previously worked for one year at State Street Bank & Trust as a portfolio accountant and pricing specialist.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack All Equity Portfolio as of October 31, 2019

The Schwab MarketTrack All Equity Portfolio (the fund) seeks high capital growth through an all-stock portfolio. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation is 100% in stock investments, with certain percentages for different segments of the stock market. For the 12-month reporting period ended October 31, 2019, the fund remained close to the target allocations of 45% in U.S. large-cap, 30% in international, and 25% in U.S. small-cap stocks. The fund invests mainly in other Schwab Funds, including index funds, which seek to track the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period, global equity and fixed income markets generated positive returns. The U.S. economy maintained its steady growth in its tenth year of expansion, although at a declining pace. Outside the U.S., conditions softened, dampened by trade issues, slowing economic output, and geopolitical concerns. In response to the economic environment, to bolster growth, and to ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S., while others maintained their generally low interest rates. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2019, the fund returned 9.58%. The fund’s custom blended comparative index, the All Equity Composite Index (the composite index), returned 10.12%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s U.S. equity exposure provided the greatest contribution to total return, particularly among its large-cap positions. The Schwab S&P 500 Index Fund returned approximately 14.3% for the reporting period and was the fund’s top contributor, largely due to the Schwab S&P 500 Index Fund’s large position within the fund. On a relative basis, the Schwab S&P 500 Index Fund slightly underperformed its comparative index, the S& P 500® Index. Another top contributor, the Schwab Fundamental US Large Company Index Fund, which returned approximately 10.6%, generally tracked its comparative index, the Russell RAFITM US Large Company Index, which returned approximately 10.8%.
The fund’s international equity allocations contributed positively to the fund’s total return. The fund’s position in the Schwab Fundamental International Small Company Index Fund contributed positively to total return. The Schwab Fundamental International Large Company Index Fund, which returned approximately 7.0%, contributed to absolute return, and slightly outperformed the Russell RAFITM Developed ex US Large Company Index, its comparative index, which returned approximately 6.9%, contributing to relative performance. The Schwab Fundamental Emerging Markets Large Company Index Fund contributed to total return but slightly detracted from the relative performance of the fund.

Management views and portfolio holdings may have changed since the report date.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack All Equity Portfolio
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab MarketTrack All Equity Portfolio (5/19/98)	9.58%	7.35%	10.37%
All Equity Composite Index	10.12%	8.02%	10.79%
S&P 500® Index	14.33%	10.78%	13.70%
Fund Category: Morningstar Allocation—85%+ Equity[2]	10.47%	6.39%	9.90%
Fund Expense Ratio[3]: 0.52%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.13% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack All Equity Portfolio
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings	9
Portfolio Turnover Rate	6%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Growth Portfolio as of October 31, 2019

The Schwab MarketTrack Growth Portfolio (the fund) seeks high capital growth with less volatility than an all-stock portfolio. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation includes stock, bond, and cash investments. For the 12-month reporting period ended October 31, 2019, the fund remained close to the target allocations of 80% equity, 15% fixed income, and 5% cash and cash equivalents (including money market funds). The fund invests mainly in other Schwab Funds, including index funds, which seek to track the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period, global equity and fixed income markets generated positive returns. The U.S. economy maintained its steady growth in its tenth year of expansion, although at a declining pace. Outside the U.S., conditions softened, dampened by trade issues, slowing economic output, and geopolitical concerns. In response to the economic environment, to bolster growth, and to ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S., while others maintained their generally low interest rates. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2019, the fund returned 9.86%. The fund’s custom blended comparative index, the Growth Composite Index (the composite index), returned 10.39%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s U.S. equity exposure provided the greatest contribution to total return, particularly among its large-cap positions. The Schwab S&P 500 Index Fund returned approximately 14.3% for the reporting period and was the fund’s top contributor, largely due to the Schwab S&P 500 Index Fund’s large position within the fund. On a relative basis, the Schwab S&P 500 Index Fund underperformed its comparative index, the S&P 500® Index only slightly. Another top contributor, the Schwab Fundamental US Large Company Index Fund, which returned approximately 10.6%, generally tracked its comparative index, the Russell RAFITM US Large Company Index, which returned approximately 10.8%.
The fund’s international equity allocations contributed positively to the fund’s total return. The fund’s position in the Schwab International Index Fund contributed positively to both total return and relative performance, returning approximately 11.3% for the reporting period. The Schwab Fundamental Emerging Markets Large Company Index Fund, which returned approximately 10.7%, contributed to absolute return, but underperformed the Russell RAFITM Emerging Markets Large Company Index, its comparative index, which returned approximately 11.5%, detracting from relative performance. The Schwab Fundamental International Large Company Index Fund contributed to total return and relative performance of the fund.
The fund’s fixed-income allocation also contributed to the fund’s total return with the Schwab U.S. Aggregate Bond Index Fund returning approximately 11.3%. The Schwab U.S. Aggregate Bond Index Fund slightly underperformed the Growth Composite Index’s U.S. fixed-income allocation component, the Bloomberg Barclays US Aggregate Bond Index, which returned approximately 11.5% in the same period.

Management views and portfolio holdings may have changed since the report date.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Growth Portfolio
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab MarketTrack Growth Portfolio (11/20/95)	9.86%	6.70%	9.25%
Growth Composite Index	10.39%	7.30%	9.67%
S&P 500® Index	14.33%	10.78%	13.70%
Bloomberg Barclays US Aggregate Bond Index	11.51%	3.24%	3.73%
Fund Category: Morningstar Allocation—70% to 85% Equity[2]	9.88%	5.66%	8.64%
Fund Expense Ratio[3]: 0.51%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.12% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Growth Portfolio
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings	11
Portfolio Turnover Rate	7%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Balanced Portfolio as of October 31, 2019

The Schwab MarketTrack Balanced Portfolio (the fund) seeks both capital growth and income. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation includes bond, stock, and cash investments. For the 12-month reporting period ended October 31, 2019, the fund remained close to the target allocations of 60% equity, 35% fixed income, and 5% cash and cash equivalents (including money market funds). The fund invests mainly in other Schwab Funds, including index funds, which seek to track the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period, global equity and fixed income markets generated positive returns. The U.S. economy maintained its steady growth in its tenth year of expansion, although at a declining pace. Outside the U.S., conditions softened, dampened by trade issues, slowing economic output, and geopolitical concerns. In response to the economic environment, to bolster growth, and to ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S., while others maintained their generally low interest rates. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2019, the fund returned 10.14%. The fund’s custom blended comparative index, the Balanced Composite Index (the composite index), returned 10.78%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s U.S. equity exposure provided the greatest contribution to total return, particularly among its large-cap positions. The Schwab S&P 500 Index Fund returned approximately 14.3% for the reporting period and was the fund’s top contributor, largely due to the Schwab S&P 500 Index Fund’s large position within the fund. On a relative basis, the Schwab S&P 500 Index Fund underperformed its comparative index, the S&P 500® Index only slightly. Another top contributor, the Schwab Fundamental US Large Company Index Fund, which returned approximately 10.6%, generally tracked its comparative index, the Russell RAFITM US Large Company Index, which returned approximately 10.8%.
The fund’s fixed-income allocation was also a contributor to the fund’s total return with the Schwab U.S. Aggregate Bond Index Fund returning approximately 11.3%. The Schwab U.S. Aggregate Bond Index Fund slightly underperformed the Balanced Composite Index’s U.S. fixed-income allocation component, the Bloomberg Barclays US Aggregate Bond Index, which returned approximately 11.5% in the same period.
The fund’s international equity allocations contributed positively to the fund’s total return. The fund’s position in the Schwab Fundamental International Small Company Index Fund contributed positively to total return. The Schwab Fundamental International Large Company Index Fund, which returned approximately 7.0%, contributed to absolute return and outperformed its comparative index, the Russell RAFITM Developed ex US Large Company Index by 0.1%. The Schwab Fundamental Emerging Markets Large Company Index Fund, which returned approximately 10.7%, contributed to absolute return, but underperformed the Russell RAFITM Emerging Markets Large Company Index, its comparative index, which returned approximately 11.5%, detracting from relative performance.

Management views and portfolio holdings may have changed since the report date.
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Schwab MarketTrack Balanced Portfolio
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab MarketTrack Balanced Portfolio (11/20/95)	10.14%	5.74%	7.76%
Balanced Composite Index	10.78%	6.35%	8.24%
S&P 500® Index	14.33%	10.78%	13.70%
Bloomberg Barclays US Aggregate Bond Index	11.51%	3.24%	3.73%
Fund Category: Morningstar Allocation—50% to 70% Equity[2]	10.26%	5.57%	8.08%
Fund Expense Ratio[3]: 0.50%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.10% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab MarketTrack Balanced Portfolio
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings	11
Portfolio Turnover Rate	11%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack Conservative Portfolio as of October 31, 2019

The Schwab MarketTrack Conservative Portfolio (the fund) seeks income and more growth potential than an all-bond portfolio. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation includes bond, stock, and cash investments. For the 12-month reporting period ended October 31, 2019, the fund remained close to the target allocations of 55% fixed income, 40% equity, and 5% cash and cash equivalents (including money market funds). The fund invests mainly in other Schwab Funds, including index funds, which seek to track the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period, global equity and fixed income markets generated positive returns. The U.S. economy maintained its steady growth in its tenth year of expansion, although at a declining pace. Outside the U.S., conditions softened, dampened by trade issues, slowing economic output, and geopolitical concerns. In response to the economic environment, to bolster growth, and to ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S., while others maintained their generally low interest rates. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2019, the fund returned 10.31%. The fund’s custom blended comparative index, the Conservative Composite Index (the composite index), returned 11.02%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s fixed-income allocation, the Schwab U.S. Aggregate Bond Index Fund, was the largest contributor to the fund’s total return. The Schwab U.S. Aggregate Bond Index Fund returned approximately 11.3%, underperforming the Bloomberg Barclays US Aggregate Bond Index, the composite index’s underlying bond component, for the same period.
The fund’s U.S. equity exposure positively contributed to total return, particularly among its large-cap positions. The Schwab S&P 500 Index Fund returned approximately 14.3% for the reporting period. The Schwab S&P 500 Index Fund generally tracked its comparative index, the S&P 500® Index. Another top contributor, the Schwab Fundamental US Large Company Index Fund, which returned approximately 10.6%, generally tracked its comparative index, the Russell RAFITM US Large Company Index, which returned approximately 10.8%.
The fund’s international equity allocations contributed to the fund’s total return. The fund’s position in the Schwab International Index Fund contributed to total return for the fund. The Schwab International Index Fund returned approximately 11.3%. The Schwab Fundamental Emerging Markets Large Company Index Fund, returning approximately 10.7% contributed to absolute return, but underperformed the Russell RAFITM Emerging Markets Large Company Index, its comparative index, which returned approximately 11.5%, detracting from relative performance. The Schwab Fundamental International Large Company Index Fund contributed to total return and relative performance of the fund.

Management views and portfolio holdings may have changed since the report date.
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Schwab MarketTrack Conservative Portfolio
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab MarketTrack Conservative Portfolio (11/20/95)	10.31%	4.68%	6.16%
Conservative Composite Index	11.02%	5.34%	6.74%
S&P 500® Index	14.33%	10.78%	13.70%
Bloomberg Barclays US Aggregate Bond Index	11.51%	3.24%	3.73%
Fund Category: Morningstar Allocation—30% to 50% Equity[2]	9.38%	4.15%	6.34%
Fund Expense Ratio[3]: 0.49%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.08% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab MarketTrack Conservative Portfolio
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings	11
Portfolio Turnover Rate	26%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack Portfolios
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2019 and held through October 31, 2019.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1,2]	Effective Expense Ratio (Annualized)[3,4]	Beginning Account Value at 5/1/19	Ending Account Value (Net of Expenses) at 10/31/19	Expenses Paid During Period 5/1/19-10/31/19[2,5]	Effective Expenses Paid During Period 5/1/19-10/31/19[4,5]
Schwab MarketTrack All Equity Portfolio
Actual Return	0.40%	0.53%	$1,000.00	$1,020.80	$2.04	$2.70
Hypothetical 5% Return	0.40%	0.53%	$1,000.00	$1,023.18	$2.04	$2.70
Schwab MarketTrack Growth Portfolio
Actual Return	0.40%	0.51%	$1,000.00	$1,026.20	$2.04	$2.60
Hypothetical 5% Return	0.40%	0.51%	$1,000.00	$1,023.18	$2.04	$2.60
Schwab MarketTrack Balanced Portfolio
Actual Return	0.40%	0.50%	$1,000.00	$1,033.10	$2.05	$2.56
Hypothetical 5% Return	0.40%	0.50%	$1,000.00	$1,023.18	$2.04	$2.55
Schwab MarketTrack Conservative Portfolio
Actual Return	0.43%	0.51%	$1,000.00	$1,039.90	$2.21	$2.62
Hypothetical 5% Return	0.43%	0.51%	$1,000.00	$1,023.03	$2.19	$2.60

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Based on the most recent six-month acquired fund fees and expense ratio; may differ from the acquired fund fees and expenses ratios in the prospectus.
[4]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]	Expenses for each portfolio are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab MarketTrack All Equity Portfolio
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$18.33	$18.76	$15.90	$17.00	$17.17
Income (loss) from investment operations:
Net investment income (loss)[1]	0.31	0.28	0.27	0.27	0.29
Net realized and unrealized gains (losses)	1.30	(0.05)	3.33	0.31	(0.23)
Total from investment operations	1.61	0.23	3.60	0.58	0.06
Less distributions:
Distributions from net investment income	(0.36)	(0.33)	(0.30)	(0.53)	(0.23)
Distributions from net realized gains	(0.43)	(0.33)	(0.44)	(1.15)	—
Total distributions	(0.79)	(0.66)	(0.74)	(1.68)	(0.23)
Net asset value at end of period	$19.15	$18.33	$18.76	$15.90	$17.00
Total return	9.58%	1.10%	23.33%	3.99%	0.36%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.40%	0.39%	0.40%	0.41%	0.42% [3]
Gross operating expenses[2]	0.40%	0.39%	0.40%	0.42%	0.43% [3]
Net investment income (loss)	1.72%	1.46%	1.56%	1.73%	1.67%
Portfolio turnover rate	6%	5%	5%	6%	42% [4]
Net assets, end of period (x 1,000,000)	$691	$660	$662	$553	$578

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Effective December 1, 2014, the management fee was reduced. The ratio presented for the period ended 10/31/15 is a blended ratio.
4
The portfolio turnover rate increased due to the addition of Schwab Fundamental Index Funds to the portfolio during the period.
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See financial notes

Schwab MarketTrack All Equity Portfolio
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 99.5% of net assets

Equity Funds 99.5%
International 29.9%
Schwab Fundamental Emerging Markets Large Company Index Fund	3,734,400	34,543,201
Schwab Fundamental International Large Company Index Fund	4,492,862	40,345,903
Schwab Fundamental International Small Company Index Fund	2,797,329	35,162,430
Schwab International Index Fund	4,710,117	96,463,199
		206,514,733
Large-Cap 44.9%
Schwab Fundamental US Large Company Index Fund	5,309,192	93,229,404
Schwab S&P 500 Index Fund	4,604,763	217,206,651
		310,436,055
Small-Cap 24.7%
Schwab Fundamental US Small Company Index Fund	3,670,006	50,829,585
Schwab Small-Cap Index Fund	4,156,831	119,883,006
		170,712,591
Total Affiliated Underlying Funds
(Cost $430,281,981)		687,663,379
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.2% of net assets

Time Deposit 0.2%
JPMorgan Chase Bank
1.18%, 11/01/19 (a)	1,384,594	1,384,594
Total Short-Term Investment
(Cost $1,384,594)		1,384,594
(a)	The rate shown is the current daily overnight rate.

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Schwab MarketTrack All Equity Portfolio
Portfolio Holdings as of October 31, 2019 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2019:
Affiliated Underlying Funds	Market Value at 10/31/18	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 10/31/19	Balance of Shares Held at 10/31/19	Distributions Received*
Schwab Fundamental Emerging Markets Large Company Index Fund	$33,572,556	$896,449	($2,360,000)	($165,234)	$2,599,430	$34,543,201	3,734,400	$896,449
Schwab Fundamental International Large Company Index Fund	39,820,414	2,093,428	(3,000,000)	(255,949)	1,688,010	40,345,903	4,492,862	1,273,428
Schwab Fundamental International Small Company Index Fund	32,238,329	3,925,261	(950,000)	(243,107)	191,947	35,162,430	2,797,329	1,695,261
Schwab Fundamental US Large Company Index Fund	90,200,058	7,277,962	(6,279,000)	621,431	1,408,953	93,229,404	5,309,192	7,277,962
Schwab Fundamental US Small Company Index Fund	48,867,947	4,511,963	(784,000)	(60,915)	(1,705,410)	50,829,585	3,670,006	4,511,963
Schwab International Index Fund	91,593,031	3,180,692	(5,385,000)	(666,431)	7,740,907	96,463,199	4,710,117	2,610,692
Schwab S&P 500 Index Fund	208,352,966	4,987,298	(19,284,000)	8,481,515	14,668,872	217,206,651	4,604,763	4,987,297
Schwab Small-Cap Index Fund	112,162,092	13,913,861	(2,720,000)	(325,250)	(3,147,697)	119,883,006	4,156,831	9,463,861
Total	$656,807,393	$40,786,914	($40,762,000)	$7,386,060	$23,445,012	$687,663,379		$32,716,913
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$687,663,379	$—	$—	$687,663,379
Short-Term Investment[1]	—	1,384,594	—	1,384,594
Total	$687,663,379	$1,384,594	$—	$689,047,973
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab MarketTrack All Equity Portfolio
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in affiliated underlying funds, at value (cost $430,281,981)		$687,663,379
Investments in unaffiliated issuers, at value (cost $1,384,594)		1,384,594
Receivables:
Investments sold		2,825,000
Fund shares sold		326,772
Prepaid expenses	+	14,138
Total assets		692,213,883
Liabilities
Payables:
Investments bought		1,000,000
Investment adviser and administrator fees		74,547
Shareholder service fees		136,775
Independent trustees’ fees		8
Fund shares redeemed		140,950
Accrued expenses	+	60,780
Total liabilities		1,413,060
Net Assets
Total assets		692,213,883
Total liabilities	–	1,413,060
Net assets		$690,800,823
Net Assets by Source
Capital received from investors		416,645,305
Total distributable earnings		274,155,518

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$690,800,823		36,069,760		$19.15

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Schwab MarketTrack All Equity Portfolio
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends received from affiliated underlying funds		$14,041,671
Interest	+	38,108
Total investment income		14,079,779
Expenses
Investment adviser and administrator fees		864,086
Shareholder service fees		1,584,995
Shareholder reports		64,017
Registration fees		31,489
Portfolio accounting fees		30,793
Professional fees		30,721
Transfer agent fees		21,137
Independent trustees’ fees		11,302
Custodian fees		3,829
Other expenses	+	11,995
Total expenses		2,654,364
Expense reduction by CSIM and its affiliates	–	21,137
Net expenses	–	2,633,227
Net investment income		11,446,552
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		18,675,242
Net realized gains on sales of affiliated underlying funds	+	7,386,060
Net realized gains		26,061,302
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	23,445,012
Net realized and unrealized gains		49,506,314
Increase in net assets resulting from operations		$60,952,866
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Schwab MarketTrack All Equity Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$11,446,552	$10,107,191
Net realized gains		26,061,302	16,621,580
Net change in unrealized appreciation (depreciation)	+	23,445,012	(18,821,693)
Increase in net assets from operations		60,952,866	7,907,078
Distributions to Shareholders
Total distributions		($28,006,553)	($23,113,418)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,457,644	$62,047,856	3,946,287	$75,536,801
Shares reinvested		1,580,131	25,376,894	1,116,238	21,029,930
Shares redeemed	+	(4,966,158)	(89,453,708)	(4,340,184)	(83,234,422)
Net transactions in fund shares		71,617	($2,028,958)	722,341	$13,332,309
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		35,998,143	$659,883,468	35,275,802	$661,757,499
Total increase or decrease	+	71,617	30,917,355	722,341	(1,874,031)
End of period		36,069,760	$690,800,823	35,998,143	$659,883,468
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Schwab MarketTrack Growth Portfolio
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$22.67	$23.47	$20.54	$22.68	$23.20
Income (loss) from investment operations:
Net investment income (loss)[1]	0.41	0.37	0.34	0.32	0.34
Net realized and unrealized gains (losses)	1.62	(0.04)	3.37	0.41	(0.12)
Total from investment operations	2.03	0.33	3.71	0.73	0.22
Less distributions:
Distributions from net investment income	(0.45)	(0.40)	(0.36)	(0.39)	(0.35)
Distributions from net realized gains	(0.71)	(0.73)	(0.42)	(2.48)	(0.39)
Total distributions	(1.16)	(1.13)	(0.78)	(2.87)	(0.74)
Net asset value at end of period	$23.54	$22.67	$23.47	$20.54	$22.68
Total return	9.86%	1.28%	18.52%	3.88%	0.95%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.40%	0.39%	0.40%	0.41%	0.42% [3]
Gross operating expenses[2]	0.40%	0.39%	0.40%	0.41%	0.42% [3]
Net investment income (loss)	1.82%	1.59%	1.57%	1.61%	1.50%
Portfolio turnover rate	7%	7%	20% [4]	12%	36% [5]
Net assets, end of period (x 1,000,000)	$817	$783	$804	$707	$716

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Effective December 1, 2014, the management fee was reduced. The ratio presented for the period ended 10/31/15 is a blended ratio.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 6% without including these transactions. There were no transaction costs associated with these transactions.
5
The portfolio turnover rate increased due to the addition of Schwab Fundamental Index Funds to the portfolio during the period.
26
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 99.2% of net assets

Equity Funds 80.3%
International 20.1%
Schwab Fundamental Emerging Markets Large Company Index Fund	3,071,731	28,413,513
Schwab Fundamental International Large Company Index Fund	3,667,966	32,938,332
Schwab Fundamental International Small Company Index Fund	2,144,841	26,960,646
Schwab International Index Fund	3,682,149	75,410,421
		163,722,912
Large-Cap 40.2%
Schwab Fundamental US Large Company Index Fund	5,626,503	98,801,392
Schwab S&P 500 Index Fund	4,865,714	229,515,716
		328,317,108
Small-Cap 20.0%
Schwab Fundamental US Small Company Index Fund	3,514,849	48,680,656
Schwab Small-Cap Index Fund	3,976,028	114,668,640
		163,349,296
		655,389,316

Security	Number of Shares	Value ($)
Fixed-Income Funds 14.8%
Intermediate-Term Bond 14.8%
Schwab U.S. Aggregate Bond Index Fund	11,634,795	120,769,170

Money Market Fund 4.1%
Schwab Variable Share Price Money Fund, Ultra Shares 1.85% (a)	33,634,189	33,651,006
Total Affiliated Underlying Funds
(Cost $506,245,604)		809,809,492
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.7% of net assets

Time Deposit 0.7%
JPMorgan Chase Bank
1.18%, 11/01/19 (b)	5,890,360	5,890,360
Total Short-Term Investment
(Cost $5,890,360)		5,890,360
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

27
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Portfolio Holdings as of October 31, 2019 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2019:
Affiliated Underlying Funds	Market Value at 10/31/18	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 10/31/19	Balance of Shares Held at 10/31/19	Distributions Received*
Schwab Fundamental Emerging Markets Large Company Index Fund	$25,765,192	$1,427,990	($780,000)	($73,066)	$2,073,397	$28,413,513	3,071,731	$717,989
Schwab Fundamental International Large Company Index Fund	30,771,226	984,042	—	—	1,183,064	32,938,332	3,667,966	984,042
Schwab Fundamental International Small Company Index Fund	24,877,126	2,033,491	—	—	50,029	26,960,646	2,144,841	1,263,491
Schwab Fundamental US Large Company Index Fund	95,587,664	8,823,641	(7,999,000)	945,166	1,443,921	98,801,392	5,626,503	7,603,642
Schwab Fundamental US Small Company Index Fund	46,890,348	5,659,372	(2,400,000)	96,838	(1,565,902)	48,680,656	3,514,849	4,329,372
Schwab International Index Fund	72,574,847	2,112,310	(5,180,000)	(136,306)	6,039,570	75,410,421	3,682,149	2,112,310
Schwab S&P 500 Index Fund	220,200,992	7,065,981	(22,925,000)	12,378,211	12,795,532	229,515,716	4,865,714	5,315,981
Schwab Small-Cap Index Fund	106,358,837	18,610,763	(7,230,000)	531	(3,071,491)	114,668,640	3,976,028	9,549,763
Schwab U.S. Aggregate Bond Index Fund	121,579,007	11,187,570	(21,330,000)	(322,393)	9,654,986	120,769,170	11,634,795	3,497,720
Schwab Variable Share Price Money Fund, Ultra Shares	36,854,941	786,056	(4,000,000)	(404)	10,413	33,651,006	33,634,189	778,093
Total	$781,460,180	$58,691,216	($71,844,000)	$12,888,577	$28,613,519	$809,809,492		$36,152,403
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$809,809,492	$—	$—	$809,809,492
Short-Term Investment[1]	—	5,890,360	—	5,890,360
Total	$809,809,492	$5,890,360	$—	$815,699,852
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
28
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in affiliated underlying funds, at value (cost $506,245,604)		$809,809,492
Investments in unaffiliated issuers, at value (cost $5,890,360)		5,890,360
Receivables:
Investments sold		1,300,000
Dividends		315,611
Fund shares sold		223,870
Prepaid expenses	+	20,665
Total assets		817,559,998
Liabilities
Payables:
Investments bought		285,914
Investment adviser and administrator fees		88,708
Shareholder service fees		164,409
Independent trustees’ fees		9
Fund shares redeemed		427,601
Accrued expenses	+	61,740
Total liabilities		1,028,381
Net Assets
Total assets		817,559,998
Total liabilities	–	1,028,381
Net assets		$816,531,617
Net Assets by Source
Capital received from investors		482,122,884
Total distributable earnings		334,408,733

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$816,531,617		34,690,701		$23.54

29
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends received from affiliated underlying funds		$17,500,305
Interest	+	79,515
Total investment income		17,579,820
Expenses
Investment adviser and administrator fees		1,029,558
Shareholder service fees		1,905,579
Shareholder reports		74,271
Registration fees		34,392
Portfolio accounting fees		32,486
Professional fees		31,568
Transfer agent fees		19,806
Independent trustees’ fees		11,948
Custodian fees		4,508
Other expenses	+	13,971
Total expenses		3,158,087
Expense reduction by CSIM and its affiliates	–	19,806
Net expenses	–	3,138,281
Net investment income		14,441,539
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		18,652,098
Net realized gains on sales of affiliated underlying funds	+	12,888,577
Net realized gains		31,540,675
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	28,613,519
Net realized and unrealized gains		60,154,194
Increase in net assets resulting from operations		$74,595,733
30
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$14,441,539	$13,006,391
Net realized gains		31,540,675	25,553,974
Net change in unrealized appreciation (depreciation)	+	28,613,519	(27,570,228)
Increase in net assets from operations		74,595,733	10,990,137
Distributions to Shareholders
Total distributions		($39,927,176)	($38,389,944)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,937,909	$65,107,948	3,428,769	$80,690,535
Shares reinvested		1,829,307	36,750,784	1,546,820	35,762,481
Shares redeemed	+	(4,611,016)	(102,839,073)	(4,688,229)	(110,009,491)
Net transactions in fund shares		156,200	($980,341)	287,360	$6,443,525
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		34,534,501	$782,843,401	34,247,141	$803,799,683
Total increase or decrease	+	156,200	33,688,216	287,360	(20,956,282)
End of period		34,690,701	$816,531,617	34,534,501	$782,843,401
31
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$18.24	$19.12	$17.35	$19.07	$19.50
Income (loss) from investment operations:
Net investment income (loss)[1]	0.36	0.34	0.30	0.27	0.29
Net realized and unrealized gains (losses)	1.32	(0.24)	2.02	0.35	(0.08)
Total from investment operations	1.68	0.10	2.32	0.62	0.21
Less distributions:
Distributions from net investment income	(0.39)	(0.33)	(0.30)	(0.33)	(0.30)
Distributions from net realized gains	(0.78)	(0.65)	(0.25)	(2.01)	(0.34)
Total distributions	(1.17)	(0.98)	(0.55)	(2.34)	(0.64)
Net asset value at end of period	$18.75	$18.24	$19.12	$17.35	$19.07
Total return	10.14%	0.44%	13.71%	3.92%	1.10%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.40%	0.40%	0.40%	0.41%	0.42% [3]
Gross operating expenses[2]	0.40%	0.40%	0.40%	0.41%	0.42% [3]
Net investment income (loss)	1.99%	1.79%	1.67%	1.60%	1.51%
Portfolio turnover rate	11%	8%	46% [4]	15%	36% [5]
Net assets, end of period (x 1,000,000)	$545	$515	$551	$516	$512

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Effective December 1, 2014, the management fee was reduced. The ratio presented for the period ended 10/31/15 is a blended ratio.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 10% without including these transactions. There were no transaction costs associated with these transactions.
5
The portfolio turnover rate increased due to the addition of Schwab Fundamental Index Funds to the portfolio during the period.
32
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Balanced Portfolio
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 99.3% of net assets

Equity Funds 60.3%
International 15.1%
Schwab Fundamental Emerging Markets Large Company Index Fund	1,511,999	13,985,994
Schwab Fundamental International Large Company Index Fund	1,822,000	16,361,563
Schwab Fundamental International Small Company Index Fund	1,109,190	13,942,514
Schwab International Index Fund	1,856,005	38,010,985
		82,301,056
Large-Cap 30.2%
Schwab Fundamental US Large Company Index Fund	2,841,188	49,891,262
Schwab S&P 500 Index Fund	2,431,109	114,675,422
		164,566,684
Small-Cap 15.0%
Schwab Fundamental US Small Company Index Fund	1,772,731	24,552,319
Schwab Small-Cap Index Fund	1,969,077	56,788,172
		81,340,491
		328,208,231

Security	Number of Shares	Value ($)
Fixed-Income Fund 34.8%
Intermediate-Term Bond 34.8%
Schwab U.S. Aggregate Bond Index Fund	18,251,685	189,452,490

Money Market Fund 4.2%
Schwab Variable Share Price Money Fund, Ultra Shares 1.85% (a)	23,033,946	23,045,463
Total Affiliated Underlying Funds
(Cost $381,714,221)		540,706,184
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.5% of net assets

Time Deposit 0.5%
BNP Paribas
1.18%, 11/01/19 (b)	2,980,325	2,980,325
Total Short-Term Investment
(Cost $2,980,325)		2,980,325
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

33
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Portfolio Holdings as of October 31, 2019 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2019:
Affiliated Underlying Funds	Market Value at 10/31/18	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 10/31/19	Balance of Shares Held at 10/31/19	Distributions Received*
Schwab Fundamental Emerging Markets Large Company Index Fund	$12,554,961	$1,049,864	($645,000)	$21,857	$1,004,312	$13,985,994	1,511,999	$349,864
Schwab Fundamental International Large Company Index Fund	15,285,089	488,807	—	—	587,667	16,361,563	1,822,000	488,806
Schwab Fundamental International Small Company Index Fund	12,581,961	1,269,028	—	—	91,525	13,942,514	1,109,190	639,028
Schwab Fundamental US Large Company Index Fund	45,785,310	5,575,561	(2,659,000)	157,891	1,031,500	49,891,262	2,841,188	3,845,561
Schwab Fundamental US Small Company Index Fund	22,944,882	4,116,727	(1,804,000)	128,153	(833,443)	24,552,319	1,772,731	2,216,727
Schwab International Index Fund	35,229,878	2,745,375	(3,060,000)	110,147	2,985,585	38,010,985	1,856,005	1,025,375
Schwab S&P 500 Index Fund	107,791,367	9,359,978	(15,550,000)	3,524,308	9,549,769	114,675,422	2,431,109	2,679,978
Schwab Small-Cap Index Fund	53,465,395	12,221,302	(7,432,000)	(143,667)	(1,322,858)	56,788,172	1,969,077	4,811,301
Schwab U.S. Aggregate Bond Index Fund	183,405,301	22,814,995	(31,222,000)	(363,590)	14,817,784	189,452,490	18,251,685	5,425,226
Schwab Variable Share Price Money Fund, Ultra Shares	24,009,301	529,306	(1,500,000)	(152)	7,008	23,045,463	23,033,946	525,108
Total	$513,053,445	$60,170,943	($63,872,000)	$3,434,947	$27,918,849	$540,706,184		$22,006,974
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$540,706,184	$—	$—	$540,706,184
Short-Term Investment[1]	—	2,980,325	—	2,980,325
Total	$540,706,184	$2,980,325	$—	$543,686,509
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
34
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in affiliated underlying funds, at value (cost $381,714,221)		$540,706,184
Investments in unaffiliated issuers, at value (cost $2,980,325)		2,980,325
Receivables:
Investments sold		2,300,000
Dividends		465,215
Fund shares sold		137,926
Prepaid expenses	+	19,796
Total assets		546,609,446
Liabilities
Payables:
Investments bought		1,444,776
Investment adviser and administrator fees		59,302
Shareholder service fees		110,254
Independent trustees’ fees		8
Fund shares redeemed		393,151
Accrued expenses	+	48,273
Total liabilities		2,055,764
Net Assets
Total assets		546,609,446
Total liabilities	–	2,055,764
Net assets		$544,553,682
Net Assets by Source
Capital received from investors		373,397,694
Total distributable earnings		171,155,988

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$544,553,682		29,044,353		$18.75

35
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends received from affiliated underlying funds		$12,568,536
Interest	+	48,680
Total investment income		12,617,216
Expenses
Investment adviser and administrator fees		684,737
Shareholder service fees		1,270,391
Shareholder reports		37,397
Registration fees		33,363
Professional fees		29,724
Portfolio accounting fees		29,297
Transfer agent fees		12,128
Independent trustees’ fees		10,598
Custodian fees		4,156
Other expenses	+	10,224
Total expenses		2,122,015
Expense reduction by CSIM and its affiliates	–	12,128
Net expenses	–	2,109,887
Net investment income		10,507,329
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		9,438,438
Net realized gains on sales of affiliated underlying funds	+	3,434,947
Net realized gains		12,873,385
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	27,918,849
Net realized and unrealized gains		40,792,234
Increase in net assets resulting from operations		$51,299,563
36
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$10,507,329	$9,648,629
Net realized gains		12,873,385	22,266,767
Net change in unrealized appreciation (depreciation)	+	27,918,849	(28,789,389)
Increase in net assets from operations		51,299,563	3,126,007
Distributions to Shareholders
Total distributions		($32,704,957)	($28,242,157)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,645,103	$82,462,045	4,005,169	$75,494,664
Shares reinvested		1,824,301	29,754,346	1,397,751	26,012,148
Shares redeemed	+	(5,649,914)	(100,958,347)	(6,003,515)	(112,809,619)
Net transactions in fund shares		819,490	$11,258,044	(600,595)	($11,302,807)
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		28,224,863	$514,701,032	28,825,458	$551,119,989
Total increase or decrease	+	819,490	29,852,650	(600,595)	(36,418,957)
End of period		29,044,353	$544,553,682	28,224,863	$514,701,032
37
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Conservative Portfolio
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$15.63	$16.27	$15.31	$15.94	$16.00
Income (loss) from investment operations:
Net investment income (loss)[1]	0.35	0.31	0.27	0.24	0.25
Net realized and unrealized gains (losses)	1.18	(0.38)	1.09	0.30	(0.05)
Total from investment operations	1.53	(0.07)	1.36	0.54	0.20
Less distributions:
Distributions from net investment income	(0.36)	(0.32)	(0.28)	(0.27)	(0.26)
Distributions from net realized gains	(0.37)	(0.25)	(0.12)	(0.90)	—
Total distributions	(0.73)	(0.57)	(0.40)	(1.17)	(0.26)
Net asset value at end of period	$16.43	$15.63	$16.27	$15.31	$15.94
Total return	10.31%	(0.49%)	9.07%	3.68%	1.23%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.43%	0.41%	0.42%	0.43%	0.43% [3]
Gross operating expenses[2]	0.43%	0.41%	0.42%	0.44%	0.44% [3]
Net investment income (loss)	2.19%	1.93%	1.71%	1.61%	1.54%
Portfolio turnover rate	26%	9%	74% [4]	10%	24% [5]
Net assets, end of period (x 1,000,000)	$263	$239	$251	$238	$228

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Effective December 1, 2014, the management fee was reduced. The ratio presented for the period ended 10/31/15 is a blended ratio.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 23% without including these transactions. There were no transaction costs associated with these transactions.
5
The portfolio turnover rate increased due to the addition of Schwab Fundamental Index Funds to the portfolio during the period.
38
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Conservative Portfolio
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 99.1% of net assets

Equity Funds 40.3%
International 10.0%
Schwab Fundamental Emerging Markets Large Company Index Fund	497,675	4,603,496
Schwab Fundamental International Large Company Index Fund	590,215	5,300,132
Schwab Fundamental International Small Company Index Fund	334,489	4,204,530
Schwab International Index Fund	600,495	12,298,142
		26,406,300
Large-Cap 20.3%
Schwab Fundamental US Large Company Index Fund	915,780	16,081,095
Schwab S&P 500 Index Fund	788,720	37,203,924
		53,285,019
Small-Cap 10.0%
Schwab Fundamental US Small Company Index Fund	587,760	8,140,482
Schwab Small-Cap Index Fund	632,768	18,249,017
		26,389,499
		106,080,818

Security	Number of Shares	Value ($)
Fixed-Income Fund 54.7%
Intermediate-Term Bond 54.7%
Schwab U.S. Aggregate Bond Index Fund	13,897,940	144,260,615

Money Market Fund 4.1%
Schwab Variable Share Price Money Fund, Ultra Shares 1.85% (a)	10,775,450	10,780,838
Total Affiliated Underlying Funds
(Cost $206,346,462)		261,122,271
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.7% of net assets

Time Deposit 0.7%
Citibank
1.18%, 11/01/19 (b)	1,781,276	1,781,276
Total Short-Term Investment
(Cost $1,781,276)		1,781,276
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

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Schwab MarketTrack Conservative Portfolio
Portfolio Holdings as of October 31, 2019 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2019:
Affiliated Underlying Funds	Market Value at 10/31/18	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 10/31/19	Balance of Shares Held at 10/31/19	Distributions Received*
Schwab Fundamental Emerging Markets Large Company Index Fund	$4,105,451	$804,360	($650,000)	$6,367	$337,318	$4,603,496	497,675	$114,360
Schwab Fundamental International Large Company Index Fund	4,536,567	1,361,816	(796,000)	(28,129)	225,878	5,300,132	590,215	161,816
Schwab Fundamental International Small Company Index Fund	3,794,384	1,136,212	(720,000)	(59,140)	53,074	4,204,530	334,489	216,212
Schwab Fundamental US Large Company Index Fund	14,220,447	4,070,828	(2,524,000)	(93,231)	407,051	16,081,095	915,780	1,280,828
Schwab Fundamental US Small Company Index Fund	7,155,427	3,042,841	(1,827,000)	(124,323)	(106,463)	8,140,482	587,760	737,840
Schwab International Index Fund	11,180,413	2,971,073	(2,812,000)	6,162	952,494	12,298,142	600,495	341,072
Schwab S&P 500 Index Fund	33,794,023	12,225,875	(12,913,000)	356,265	3,740,761	37,203,924	788,720	906,876
Schwab Small-Cap Index Fund	16,435,724	8,289,763	(5,900,000)	(250,647)	(325,823)	18,249,017	632,768	1,625,764
Schwab U.S. Aggregate Bond Index Fund	131,977,198	27,346,403	(25,893,000)	(698,033)	11,528,047	144,260,615	13,897,940	4,078,575
Schwab Variable Share Price Money Fund, Ultra Shares	11,128,550	11,149,081	(11,500,000)	755	2,452	10,780,838	10,775,450	247,222
Total	$238,328,184	$72,398,252	($65,535,000)	($883,954)	$16,814,789	$261,122,271		$9,710,565
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$261,122,271	$—	$—	$261,122,271
Short-Term Investment[1]	—	1,781,276	—	1,781,276
Total	$261,122,271	$1,781,276	$—	$262,903,547
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab MarketTrack Conservative Portfolio
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in affiliated underlying funds, at value (cost $206,346,462)		$261,122,271
Investments in unaffiliated issuers, at value (cost $1,781,276)		1,781,276
Receivables:
Investments sold		1,327,000
Dividends		347,967
Fund shares sold		281,667
Prepaid expenses	+	16,578
Total assets		264,876,759
Liabilities
Payables:
Investments bought		1,238,353
Investment adviser and administrator fees		28,735
Shareholder service fees		54,304
Independent trustees’ fees		7
Fund shares redeemed		143,722
Accrued expenses	+	38,687
Total liabilities		1,503,808
Net Assets
Total assets		264,876,759
Total liabilities	–	1,503,808
Net assets		$263,372,951
Net Assets by Source
Capital received from investors		207,924,901
Total distributable earnings		55,448,050

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$263,372,951		16,034,149		$16.43

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Schwab MarketTrack Conservative Portfolio
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends received from affiliated underlying funds		$6,543,426
Interest	+	25,355
Total investment income		6,568,781
Expenses
Investment adviser and administrator fees		326,727
Shareholder service fees		615,129
Professional fees		27,824
Registration fees		26,718
Portfolio accounting fees		26,013
Shareholder reports		21,336
Independent trustees’ fees		9,193
Transfer agent fees		6,037
Custodian fees		4,638
Other expenses	+	7,666
Total expenses		1,071,281
Expense reduction by CSIM and its affiliates	–	6,037
Net expenses	–	1,065,244
Net investment income		5,503,537
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		3,167,139
Net realized losses on sales of affiliated underlying funds	+	(883,954)
Net realized gains		2,283,185
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	16,814,789
Net realized and unrealized gains		19,097,974
Increase in net assets resulting from operations		$24,601,511
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Schwab MarketTrack Conservative Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$5,503,537	$4,805,149
Net realized gains		2,283,185	6,096,291
Net change in unrealized appreciation (depreciation)	+	16,814,789	(11,849,125)
Increase (decrease) in net assets from operations		24,601,511	(947,685)
Distributions to Shareholders
Total distributions		($11,877,962)	($8,820,697)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,250,695	$82,352,774	2,934,247	$47,195,181
Shares reinvested		706,231	10,568,989	488,168	7,849,293
Shares redeemed	+	(5,219,713)	(81,340,605)	(3,570,193)	(57,467,990)
Net transactions in fund shares		737,213	$11,581,158	(147,778)	($2,423,516)
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		15,296,936	$239,068,244	15,444,714	$251,260,142
Total increase or decrease	+	737,213	24,304,707	(147,778)	(12,191,898)
End of period		16,034,149	$263,372,951	15,296,936	$239,068,244
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Schwab MarketTrack Portfolios
Financial Notes

1. Business Structure of the Funds:
Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, and Schwab MarketTrack Conservative Portfolio (the funds) are each a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab MarketTrack All Equity Portfolio	Schwab Target 2040 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2045 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2050 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Target 2055 Fund
Schwab S&P 500 Index Fund	Schwab Target 2060 Fund
Schwab Small-Cap Index Fund®	Schwab Fundamental US Large Company Index Fund
Schwab Total Stock Market Index Fund®	Schwab Fundamental US Small Company Index Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Fundamental International Large Company Index Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Fundamental International Small Company Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab International Index Fund®	Schwab Fundamental Global Real Estate Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2010 Index Fund
Schwab Balanced Fund	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Hedged Equity Fund	Schwab Target 2040 Index Fund
Schwab Health Care Fund	Schwab Target 2045 Index Fund
Schwab International Core Equity Fund	Schwab Target 2050 Index Fund
Schwab Target 2010 Fund	Schwab Target 2055 Index Fund
Schwab Target 2015 Fund	Schwab Target 2060 Index Fund
Schwab Target 2020 Fund	Schwab Monthly Income Fund - Moderate Payout
Schwab Target 2025 Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Target 2030 Fund	Schwab Monthly Income Fund - Maximum Payout
Schwab Target 2035 Fund
The Schwab MarketTrack Portfolios are primarily “funds of funds.” Each of the funds seeks to achieve its investment objective by investing mainly in a combination of other Schwab Funds (underlying funds) in accordance with its target portfolio allocation. The funds may also invest directly in equity or fixed-income securities, other mutual funds, exchange-traded funds (ETFs) and cash equivalents, including money market securities, to achieve their investment objectives.
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the funds should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Underlying funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial
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Schwab MarketTrack Portfolios
Financial Notes (continued)

2. Significant Accounting Policies (continued):
ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2019 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets. Each fund bears its share of the acquired fund fees and expenses of the underlying funds, which are indirect expenses incurred by the fund through its investments in the underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year, except for the Schwab MarketTrack Conservative Portfolio, which makes distributions from net investment income quarterly.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(i) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(j) Recent Accounting Standards:
In August 2018, the FASB issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The funds are permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The funds have early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and have delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the funds’ financial statements.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The funds are subject to the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Direct Investment Risk. The funds may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain their allocations. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. The value of an investment in the funds is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The funds are subject to the performance, expenses and risks of the underlying funds in which they invest. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although a fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.
•   Investment Risk. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Investment Style Risk. Some underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Each underlying fund follows these stocks during upturns as well as downturns. Because of their indexing strategy, the underlying funds do not take steps to reduce market exposure or to lessen the effects of a
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Financial Notes (continued)

3. Risk Factors (continued):
declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the underlying fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•   Tracking Error Risk. Each underlying index fund seeks to track the performance of its benchmark indices, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.
•   Fundamental Index Risk. The Fundamental Index methodology selects and weights stocks according to fundamental measures of company size: adjusted sales, retained operating cash flow, and dividends plus buybacks. During a period when securities of companies selected by these measures fall behind other types of investments, an underlying fund’s performance could be impacted.
•   Money Market Fund Risk. The funds may invest in underlying money market funds that either seek to maintain a stable $1 net asset value (“stable share price money market funds”) or have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
•   Concentration Risk. To the extent that an underlying fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political, or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
•   Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.
•   Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial
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Financial Notes (continued)

3. Risk Factors (continued):
stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
•   ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
•   Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
An underlying fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, liquidity risk and market risk are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the underlying fund to realize higher amounts of short-term capital gains. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility, and could cause an underlying fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or an underlying fund may have to sell them at a loss.
•   Sampling Index Tracking Risk. To the extent an underlying fund uses a sampling method, the underlying fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the underlying fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the underlying fund utilizes a sampling approach, it may not track the return of the index as well as it would if the underlying fund purchased all of the securities in the index.
•   Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee of 0.13%, payable monthly, based on a percentage of each fund’s average daily net assets.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (Schwab), a broker-dealer affiliate of CSIM, (together, service providers), of certain shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have agreed with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses as a percentage of average daily net assets is as follows:
Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
0.50%	0.50%	0.50%	0.50%
The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.
Investments in Affiliates
The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2019, each Schwab MarketTrack Portfolio’s ownership percentages of other related funds’ shares are:
Underlying Funds	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Schwab Fundamental Emerging Markets Large Company Index Fund	5.1%	4.2%	2.1%	0.7%
Schwab Fundamental International Large Company Index Fund	3.0%	2.5%	1.2%	0.4%
Schwab Fundamental International Small Company Index Fund	4.5%	3.5%	1.8%	0.5%
Schwab Fundamental US Large Company Index Fund	1.8%	1.9%	1.0%	0.3%
Schwab Fundamental US Small Company Index Fund	2.7%	2.6%	1.3%	0.4%
Schwab International Index Fund	1.8%	1.4%	0.7%	0.2%
Schwab S&P 500 Index Fund	0.5%	0.6%	0.3%	0.1%
Schwab Small-Cap Index Fund	2.9%	2.7%	1.4%	0.4%
Schwab U.S. Aggregate Bond Index Fund	—%	3.9%	6.1%	4.6%
Schwab Variable Share Price Money Fund, Ultra Shares	—%	0.7%	0.4%	0.2%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
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Financial Notes (continued)

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 3, 2019. On October 3, 2019, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on October 1, 2020. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on November 30, 2018. On November 30, 2018, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing November 29, 2019. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2019, purchases and sales of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales of Securities
Schwab MarketTrack All Equity Portfolio	$40,786,914	$40,762,000
Schwab MarketTrack Growth Portfolio	58,691,216	71,844,000
Schwab MarketTrack Balanced Portfolio	60,170,943	63,872,000
Schwab MarketTrack Conservative Portfolio	72,398,252	65,535,000

8. Federal Income Taxes:
As of October 31, 2019, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Tax cost	$444,045,153	$512,677,990	$388,288,633	$210,811,743
Gross unrealized appreciation	$245,002,820	$303,155,822	$155,467,394	$52,091,804
Gross unrealized depreciation	—	(133,960)	(69,518)	—
Net unrealized appreciation (depreciation)	$245,002,820	$303,021,862	$155,397,876	$52,091,804
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Financial Notes (continued)

8. Federal Income Taxes (continued):
As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:
	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Undistributed ordinary income	$3,971,157	$2,127,003	$4,894,087	$814,137
Undistributed long-term capital gains	25,181,541	29,259,868	10,864,025	2,542,109
Net unrealized appreciation (depreciation) on investments	245,002,820	303,021,862	155,397,876	52,091,804
Total	$274,155,518	$334,408,733	$171,155,988	$55,448,050
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2019, the funds had no capital loss carryforwards available to offset future net capital gains.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Current period distributions
Ordinary income	$13,644,585	$16,219,023	$10,931,597	$5,884,258
Long-term capital gains	14,361,968	23,708,153	21,773,360	5,993,704
Prior period distributions
Ordinary income	$12,462,529	$14,646,230	$10,354,405	$5,603,095
Long-term capital gains	10,650,889	23,743,714	17,887,752	3,217,602
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2019, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2019, the funds did not incur any interest or penalties.

9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented. Following the reporting period at a meeting held on December 12, 2019, the Board of the Trust approved the modification of the funds’ investment strategies to include an allocation to U.S. real estate investments; this change will be effective on or about February 28, 2020.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio (four of the funds constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2019
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.
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Other Federal Tax Information (unaudited)

The funds may elect to pass on the benefits of the foreign tax credit to their shareholders for the fiscal year ended October 31, 2019. The foreign tax credit and the foreign source income amounts are as follows:
	Foreign Tax Credit	Foreign Source Income
Schwab MarketTrack All Equity Portfolio	$610,566	$5,486,754
Schwab MarketTrack Growth Portfolio	482,644	4,338,165
Schwab MarketTrack Balanced Portfolio	236,926	2,129,620
Schwab MarketTrack Conservative Portfolio	78,554	707,229
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2019, qualify for the corporate dividends received deduction:
Percentage
Schwab MarketTrack All Equity Portfolio	53.79
Schwab MarketTrack Growth Portfolio	45.80
Schwab MarketTrack Balanced Portfolio	31.54
Schwab MarketTrack Conservative Portfolio	21.02
For the fiscal year ended October 31, 2019, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2020 via IRS form 1099 of the amounts for use in preparing their 2019 income tax return.

Schwab MarketTrack All Equity Portfolio	$13,175,919
Schwab MarketTrack Growth Portfolio	12,021,006
Schwab MarketTrack Balanced Portfolio	5,454,334
Schwab MarketTrack Conservative Portfolio	1,948,213
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2019:

Schwab MarketTrack All Equity Portfolio	$14,361,968
Schwab MarketTrack Growth Portfolio	23,708,153
Schwab MarketTrack Balanced Portfolio	21,773,360
Schwab MarketTrack Conservative Portfolio	5,993,704
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended, requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on May 13, 2019 and June 4, 2019, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the June 4, 2019 in person meeting called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM relating to services and support provided with respect to the Funds’ portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees also considered that many of the Funds’ shareholders are also brokerage clients of Schwab and considered Schwab’s wide range of products, services, and channel alternatives such as investment research

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tools and an array of account features that benefit the Funds and shareholders who are brokerage clients of Schwab. Finally, the Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered the Funds’ performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, yield, if applicable, and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of products and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. The Trustees noted that shareholders of the Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Funds invest. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because each Fund invests a portion of its assets in other funds within the Schwab fund complex, the Trustees considered whether CSIM indirectly benefits from the Funds’ investments in other underlying funds managed by CSIM. The Trustees considered whether the varied levels of compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; (ii) graduated investment advisory fee schedules, fee waivers, or expense caps by CSIM and its affiliates for those funds in the Schwab Funds complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that CSIM has shared any economies of scale with the Funds by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continues to increase as a result of regulatory or other developments. The Trustees considered that CSIM and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets are relatively small, for example, in the case of newer funds or funds with investment strategies that

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are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 101 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	101	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	101	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	101	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	101	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	101	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	101	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	101	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	101	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	101	Director (2012 – present), Eaton Corporation plc
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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	101	Director (2008 – present), The Charles Schwab Corporation
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	101	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	101	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

All Equity Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective December 1, 2014, the index is composed of 31.33% S&P 500 Index, 17.33% Russell 2000 Index, 13.50% Russell RAFI US Large Company Index, 7.50% Russell RAFI US Small Company Index, 13.83% MSCI EAFE Index (Net), 6% Russell RAFI Developed ex US Large Company Index (Net), 5% Russell RAFI Developed ex US Small Company Index (Net), 5% Russell RAFI Emerging Markets Large Company Index (Net), and 0.5% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From March 1, 2014 to December 1, 2014, the index was comprised of 45% S&P 500 Index, 25% Russell 2000 Index and 30% MSCI EAFE Index (Net). On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was comprised of 70% Dow Jones U.S. Total Stock Market Index and 30% MSCI EAFE Index (Net). The components that make up the composite may vary over time.
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Balanced Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective December 1, 2014 the Balanced Composite Index is composed of 21% S&P 500 Index, 10.50% Russell 2000 Index, 9% Russell RAFI US Large Company Index, 4.50% Russell RAFI US Small Company Index, 7% MSCI EAFE Index (Net), 3% Russell RAFI Developed ex US Large Company Index (Net), 2.50% Russell RAFI Developed ex US Small Company Index (Net), 2.50% Russell RAFI Emerging Markets Large Company Index (Net), 35% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From March 1, 2014 to December 1, 2014, the index was comprised of 30% S&P 500 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index (Net), 35% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1 – 3 Month Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was comprised of 45% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE Index (Net), 35% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1 – 3 Month Index. The components that make up the composite may vary over time.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Conservative Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective December 1, 2014, the index is calculated using the following portion allocations: 14.0% S&P 500 Index, 7.0% Russell 2000 Index, 6.0% Russell RAFI US Large Company Index, 3.0% Russell RAFI US Small Company Index, 4.6% MSCI EAFE Index (Net), 2.0% Russell RAFI Developed ex US Large Company Index (Net), 1.7% Russell RAFI Developed ex US Small Company Index (Net), 1.7% Russell RAFI Emerging Markets Large Company Index (Net), 55.0% Bloomberg Barclays US Aggregate Bond Index, and 5.0% Bloomberg Barclays US Treasury Bills 1 – 3 Month Index. From March 1, 2014 to December 1, 2014, the index was comprised of 20% S&P 500 Index, 10% Russell 2000 Index, 10% MSCI EAFE Index (Net), 55% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1 – 3 Month Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was comprised of 30% Dow Jones U.S. Total Stock Market Index, 10% MSCI EAFE Index (Net), 55% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1 – 3 Month Index. The components that make up the composite may vary over time.
Dow Jones U.S. Total Stock Market Index   An index which includes all publicly traded stocks of companies headquartered in the United States for which pricing information is readily available. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

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FTSE non-US Dollar World Government Bond Index  A market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least 1 year.
Growth Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective December 1, 2014 the Growth Composite Index is composed of 28% S&P 500 Index, 14% Russell 2000 Index, 12% Russell RAFI US Large Company Index, 6% Russell RAFI US Small Company Index, 9.33% MSCI EAFE Index (Net), 4% Russell RAFI Developed ex US Large Company Index (Net), 3.33% Russell RAFI Developed ex US Small Company Index (Net), 3.33% Russell RAFI Emerging Markets Large Company Index (Net), 15% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From March 1, 2014 to December 1, 2014, the index was comprised of 40% S&P 500 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index (Net), 15% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1 – 3 Month Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014 the index was comprised of 60% Dow Jones U.S. Total Stock Market Index, 20% MSCI EAFE Index (Net), 15% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1 – 3 Month Index. The components that make up the composite may vary over time.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI Developed ex US Large Company Index (Net)   An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Developed ex US Small Company Index (Net)   An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores rank below the 87.5% threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the smallest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Emerging Markets Large Company Index (Net)  An index that ranks emerging market companies in the FTSE Global Total Cap Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the emerging companies in the FTSE Global Total Cap Index measures the performance of the investable securities in emerging countries globally.
Russell RAFI US Large Company Index  An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Large Company Index includes only those securities that are members of the U.S. portion whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
Russell RAFI US Small Company Index  An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Small Company Index includes only those securities that are members of the U.S. portion and rank below the 87.5% fundamental score threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements; and
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2019 Schwab Funds. All rights reserved.

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Notes

Notes

Notes

Schwab MarketTrack Portfolios
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2019 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR13813-22
00237237

Annual Report  |  October 31, 2019
Schwab Target Funds

Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab Target 2060 Fund
New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.

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Schwab Target Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2019
Schwab Target 2010 Fund (Ticker Symbol: SWBRX)	10.42%
Target 2010 Composite Index	11.10%
Fund Category: Morningstar Target-Date 2000-2010[1]	10.05%
Performance Details	pages 8-10

Schwab Target 2015 Fund (Ticker Symbol: SWGRX)	10.48%
Target 2015 Composite Index	11.23%
Fund Category: Morningstar Target-Date 2015[1]	10.50%
Performance Details	pages 11-13

Schwab Target 2020 Fund (Ticker Symbol: SWCRX)	10.58%
Target 2020 Composite Index	11.43%
Fund Category: Morningstar Target-Date 2020[1]	10.68%
Performance Details	pages 14-16

Schwab Target 2025 Fund (Ticker Symbol: SWHRX)	10.79%
Target 2025 Composite Index	11.99%
Fund Category: Morningstar Target-Date 2025[1]	11.25%
Performance Details	pages 17-19

Schwab Target 2030 Fund (Ticker Symbol: SWDRX)	10.94%
Target 2030 Composite Index	12.32%
Fund Category: Morningstar Target-Date 2030[1]	11.54%
Performance Details	pages 20-22
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Performance at a Glance (continued)

Total Return for the 12 Months Ended October 31, 2019
Schwab Target 2035 Fund (Ticker Symbol: SWIRX)	10.90%
Target 2035 Composite Index	12.49%
Fund Category: Morningstar Target-Date 2035[1]	11.80%
Performance Details	pages 23-25

Schwab Target 2040 Fund (Ticker Symbol: SWERX)	10.90%
Target 2040 Composite Index	12.61%
Fund Category: Morningstar Target-Date 2040[1]	11.86%
Performance Details	pages 26-28

Schwab Target 2045 Fund (Ticker Symbol: SWMRX)	10.91%
Target 2045 Composite Index	12.69%
Fund Category: Morningstar Target-Date 2045[1]	12.01%
Performance Details	pages 29-31

Schwab Target 2050 Fund (Ticker Symbol: SWNRX)	10.87%
Target 2050 Composite Index	12.72%
Fund Category: Morningstar Target-Date 2050[1]	12.05%
Performance Details	pages 32-34

Schwab Target 2055 Fund (Ticker Symbol: SWORX)	10.73%
Target 2055 Composite Index	12.74%
Fund Category: Morningstar Target-Date 2055[1]	12.07%
Performance Details	pages 35-37

Schwab Target 2060 Fund (Ticker Symbol: SWPRX)	10.85%
Target 2060 Composite Index	12.75%
Fund Category: Morningstar Target-Date 2060+[1]	12.15%
Performance Details	pages 38-40
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
At the crux of every investment decision, one consideration that may be top of mind is your risk tolerance. It may seem like a straightforward consideration, but it’s often not. Most of us are risk-averse by nature and as investors, the fear of a significant market decline is ever-present in our minds. This can sometimes lead us to make decisions that may get in the way of the performance of our investments. Our feelings about risk are also fluid, impacted by changes in market conditions and our progress toward our financial goals. For example, some investors may have been prompted to rethink their risk appetite as a result of the latest bout of market volatility.
At Charles Schwab Investment Management, we provide a range of foundational products that are designed to suit a variety of risk appetites and help investors remain focused on their long-term investment plans despite market volatility. The Schwab Target Funds are an example of this approach. Each fund offers an initial asset allocation that aligns with a target date that is typically when an investor plans to retire. Over time, the portfolio management team manages the asset allocation for each fund, following the fund’s “glide path.”
Each fund’s glide path shows how the portfolio managers shift the asset allocation based on the number of years to the target date—with the allocation shifting from equity funds to fixed income funds as the target date gets closer in order to keep risk at the right level for each of the funds. It also shifts from actively managed strategies to passively managed index strategies. The active strategies offer the potential to outperform the benchmarks and can help manage risk with the ability to be more responsive to short-term market developments and changing market conditions. Meanwhile, the passive strategies can capture market returns with low tracking error and reduced fund turnover, helping to keep investors’ costs down. Additionally, the funds are rebalanced periodically, keeping them in line with established asset allocation ranges.
When it comes to investing, it’s important to have a long-term investing plan and portfolio based on your individual goals and risk tolerance. It can at times be tough to maintain that discipline in the face of day-to-day uncertainty. We aim to offer products with clear objectives, straightforward pricing, and a consistent approach to investing to help simplify investing decisions, so investors can focus on their long-term goals without unnecessary complexity.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Target Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ Each fund’s glide path shows how the portfolio managers shift the asset allocation based on the number of years to the target date—with the allocation shifting from equity funds to fixed income funds as the target date gets closer in order to keep risk at the right level for each of the funds.”
Management views may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
The Investment Environment

For the 12-month reporting period ended October 31, 2019, global equity and fixed income markets generated positive returns. The final two months of 2018 were marked by significant market volatility and steep declines across global equity markets, driven by concerns about slowing international growth, a trade war between the U.S. and China, falling oil prices, the waning strength of the U.S. economy, and the pace of future interest rate hikes despite low inflation. By late December, major market indices had fallen to near-bear market territory. However, as the Federal Reserve (Fed) put interest rate hikes on hold, stocks, particularly in the U.S., staged a strong recovery in the first four months of 2019, which generally continued through the end of the reporting period despite several setbacks. Over the period, the U.S. dollar strengthened slightly against a basket of foreign currencies, generally reducing the returns on overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 14.33%. Despite headwinds, markets outside the U.S. also rose, particularly toward the end of the reporting period with the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returning 11.04%. Fixed-income markets were particularly strong over the period. The Bloomberg Barclays US Aggregate Bond Index returned 11.51% and the FTSE non-US Dollar World Government Bond Index returned 9.25%.
Economic growth around the globe was uneven over the reporting period, largely as a result of manufacturing weakness in developed international markets. Despite escalating trade tensions with China, the U.S. maintained its steady growth in its tenth year of expansion, although at a declining pace. In the last two months of 2018, economies around the globe showed increasing signs of weakness, but many regained economic momentum in the first six months of 2019, demonstrating resilient growth despite lingering uncertainties on various fronts. As the year progressed, signs of slowing growth increased amid a weakening global economy, waning manufacturing activity, and the ongoing U.S.-China trade war. However, toward the end of the period, prospects of a partial trade resolution relieved some of the pressure. U.S. gross domestic product (GDP) grew at an annual rate of 2.1% in the third quarter of 2019, up slightly from 2.0% in the second quarter, but down from 3.1% in the first quarter of 2019. Unemployment declined in September 2019 to a 50-year low. While consumer confidence edged lower in October to hit a four-month low, it remained a stable source of GDP growth in the U.S. Inflation remained benign.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2019

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
The Investment Environment (continued)

Outside the U.S., conditions continued to soften, dampened by trade issues, slowing economic output, and geopolitical concerns. Oil prices, which had fallen steeply in the fourth quarter of 2018, rebounded through the first four months of 2019, as major exporters sought to curb supply and central banks took steps to ease growth-related fears, before dipping in May when trade concerns escalated. Oil prices remained volatile through period end. In the eurozone, growth slowed in the second and third quarters of 2019, down slightly from the first quarter. Growth was subdued by tepid wage growth and constrained consumer spending. The United Kingdom’s economy contracted in the second quarter of 2019 amid growing Brexit-related economic and political uncertainty that dampened industrial output, construction, and services sectors. Japan’s economy, however, experienced growth in recent quarters after contracting sharply in the third quarter of 2018. Several Asian economies, including China and India, exhibited signs of slowing, but still outpaced many developed economies.
In response to the economic environment and flat or inverted yield curves around the world, to bolster growth, and to ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S., while others maintained their generally low—and for some international central banks, negative—interest rates. In the U.S., after raising interest rates four times in 2018, the Fed held rates unchanged through the first half of 2019. But amid growing signs of global economic weakness that threatened to dampen U.S. economic growth, along with continued low inflation and weakness in manufacturing, the Fed enacted three interest rate cuts by the end of the period—in July, September, and October. Following the October interest rate cut, the Fed signaled that subsequent interest rate cuts would be put on hold provided the economy continues to expand moderately and the labor market remains strong. The federal funds rate ended the reporting period in a range of 1.50% to 1.75%. Outside the U.S., the European Central Bank held interest rates steady and launched an asset-purchase program to help stimulate the economy. The Bank of Japan maintained its short-term interest rate target of –0.1% throughout the period. Despite growing Brexit-related division, the Bank of England maintained its key official bank rate at 0.75% throughout the period, where it has remained since August 2018. Central banks in key emerging market economies—including India, Thailand, and China—lowered their policy rates in response to inflation and trade-related pressures.
Bond prices generally rose over the reporting period as yields fell. (Bond yields and bond prices move in opposite directions.) Short-term yields, which typically respond to changes in the federal funds rate, remained flat for the first half of the period before declining as the Fed implemented interest rate cuts, with the three-month Treasury yield falling from 2.34% at the outset of the period to 1.54% at the end of the period. Longer-term yields, which are influenced more by economic growth and inflation expectations, trended downward over most of the period before moderating in the final two months. During the reporting period, the yield curve flattened with portions of the yield curve inverting, which is often an indicator of a potential recession. Over the reporting period, the 10-year Treasury yield fell from 3.15% to 1.69%. Outside the U.S., bond yields generally remained low.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Fund Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the co-management of the funds. She has served as portfolio manager of the funds since February 2012, with the exception of the Schwab Target 2045 Fund, Schwab Target 2050 Fund and Schwab Target 2055 Fund, for which she has served as portfolio manager since January 2013, and the Schwab Target 2060 Fund, for which she has served as portfolio manager since August 2016. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.

Patrick Kwok, CFA, Portfolio Manager, is responsible for the co-management of the funds. He has served as portfolio manager of the funds since July 2018. Prior to joining CSIM in 2008, Mr. Kwok spent two years as an asset operations specialist at Charles Schwab Trust Company. He also previously worked for one year at State Street Bank & Trust as a portfolio accountant and pricing specialist.

Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund as of October 31, 2019

The Schwab Target 2010 Fund (the 2010 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2010 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2019, the 2010 Fund’s asset allocation was approximately 35.9% equity securities, 56.8% fixed-income securities, and 7.3% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2010 Fund’s Portfolio Holdings included in this report.)
Market Highlights. Over the 12-month reporting period, global equity and fixed income markets generated positive returns. The U.S. economy maintained its steady growth in its tenth year of expansion, although at a declining pace. Outside the U.S., conditions softened, dampened by trade issues, slowing economic output, and geopolitical concerns. In response to the economic environment, to bolster growth, and to ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S., while others maintained their generally low interest rates. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2019, the 2010 Fund returned 10.42%. The 2010 Fund’s internally calculated comparative index, the Target 2010 Composite Index (the composite index), returned 11.10%.
Positioning and Strategies. The 2010 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2010 Fund’s fixed income exposures provided the greatest contribution to total return. The Schwab U.S. Aggregate Bond Index Fund was the top contributor to the return of the 2010 Fund, returning approximately 11.3% for the reporting period and generally tracking its comparative index, the Bloomberg Barclays US Aggregate Bond Index.
The 2010 Fund’s U.S. equity exposure also contributed to the 2010 Fund’s total return, particularly among U.S. large-cap equity exposure, but detracted from relative performance. The Schwab S&P 500 Index Fund, which returned approximately 14.3% for the reporting period, generally tracked its comparative index, the S&P 500® Index. The Dodge & Cox Stock Fund also contributed positively to total return, but underperformed its comparative index, the S&P 500® Index, detracting from relative performance. The Laudus Small-Cap MarketMasters Fund was the only detractor from the 2010 Fund’s total return, returning approximately -2.7% while held by the 2010 Fund, underperforming its comparative index, the Russell 2000® Index. The Laudus Small-Cap MarketMasters Fund was removed from the 2010 Fund in January 2019.
The 2010 Fund’s international equity allocation provided the smallest contribution to the total return of the 2010 Fund and detracted from the relative return. The Schwab International Core Equity Fund returned approximately 7.1% and dragged on relative performance, as it underperformed its comparative index, the MSCI EAFE® Index (Net), which returned approximately 11.0%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2010 Fund (7/1/05)	10.42%	4.66%	6.31%
Target 2010 Composite Index	11.10%	5.08%	6.49%
Dow Jones U.S. Total Stock Market IndexSM	13.39%	10.26%	13.62%
Bloomberg Barclays US Aggregate Bond Index	11.51%	3.24%	3.73%
Fund Category: Morningstar Target-Date 2000-2010[2]	10.05%	4.61%	6.40%
Fund Expense Ratios[3]: Net 0.33%; Gross 0.45%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.33% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings	20
Portfolio Turnover Rate	13%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2015 Fund as of October 31, 2019

The Schwab Target 2015 Fund (the 2015 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2015 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2019, the 2015 Fund’s asset allocation was approximately 38.5% equity securities, 54.7% fixed-income securities and 6.8% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2015 Fund’s Portfolio Holdings included in this report.)
Market Highlights. Over the 12-month reporting period, global equity and fixed income markets generated positive returns. The U.S. economy maintained its steady growth in its tenth year of expansion, although at a declining pace. Outside the U.S., conditions softened, dampened by trade issues, slowing economic output, and geopolitical concerns. In response to the economic environment, to bolster growth, and to ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S., while others maintained their generally low interest rates. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2019, the 2015 Fund returned 10.48%. The 2015 Fund’s internally calculated comparative index, the Target 2015 Composite Index (the composite index), returned 11.23%.
Positioning and Strategies. The 2015 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2015 Fund’s fixed income exposures provided the greatest contribution to total return. The Schwab U.S. Aggregate Bond Index Fund was the top contributor to the return of the 2015 Fund, returning approximately 11.3% for the reporting period and generally tracking its comparative index, the Bloomberg Barclays US Aggregate Bond Index.
The 2015 Fund’s U.S. equity exposure also contributed to the 2015 Fund’s total return, particularly among U.S. large-cap equity exposure, but detracted from relative performance. The Schwab S&P 500 Index Fund, which returned approximately 14.3% for the reporting period, generally tracked its comparative index, the S&P 500® Index. The Dodge & Cox Stock Fund also contributed positively to total return, but underperformed its comparative index, the S&P 500® Index, detracting from relative performance. The Laudus Small-Cap MarketMasters Fund was the only detractor from the 2015 Fund’s total return, returning approximately -2.7% while held by the 2015 Fund, underperforming its comparative index, the Russell 2000® Index. The Laudus Small-Cap MarketMasters Fund was removed from the 2015 Fund in January 2019.
The 2015 Fund’s international equity allocation provided the smallest contribution to the total return of the 2015 Fund and detracted from the relative return. The Schwab International Core Equity Fund returned approximately 7.1% and dragged on relative performance, as it underperformed its comparative index, the MSCI EAFE® Index (Net), which returned approximately 11.0%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2015 Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2015 Fund (3/12/08)	10.48%	4.74%	6.89%
Target 2015 Composite Index	11.23%	5.22%	7.05%
Dow Jones U.S. Total Stock Market IndexSM	13.39%	10.26%	13.62%
Bloomberg Barclays US Aggregate Bond Index	11.51%	3.24%	3.73%
Fund Category: Morningstar Target-Date 2015[2]	10.50%	4.90%	7.06%
Fund Expense Ratios[3]: Net 0.35%; Gross 0.42%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.35% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2015 Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings	20
Portfolio Turnover Rate	10%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2020 Fund as of October 31, 2019

The Schwab Target 2020 Fund (the 2020 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2020 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2019, the 2020 Fund’s asset allocation was approximately 43.3% equity securities, 50.6% fixed income securities, and 6.1% cash and cash equivalents (including money market funds). At its target date, the 2020 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2020 Fund’s Portfolio Holdings included in this report.)
Market Highlights. Over the 12-month reporting period, global equity and fixed income markets generated positive returns. The U.S. economy maintained its steady growth in its tenth year of expansion, although at a declining pace. Outside the U.S., conditions softened, dampened by trade issues, slowing economic output, and geopolitical concerns. In response to the economic environment, to bolster growth, and to ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S., while others maintained their generally low interest rates. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2019, the 2020 Fund returned 10.58%. The 2020 Fund’s internally calculated comparative index, the Target 2020 Composite Index (the composite index), returned 11.43%.
Positioning and Strategies. The 2020 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2020 Fund’s fixed income exposures provided the greatest contribution to total return. The Schwab U.S. Aggregate Bond Index Fund was the top contributor to the return of the 2020 Fund, returning approximately 11.3% for the reporting period and generally tracking its comparative index, the Bloomberg Barclays US Aggregate Bond Index.
The 2020 Fund’s U.S. equity exposure also contributed to the 2020 Fund’s total return, particularly among U.S. large-cap equity exposure, but detracted from relative performance. The Schwab S&P 500 Index Fund returned approximately 14.3% for the reporting period, generally tracking its comparative index, the S&P 500® Index. The Dodge & Cox Stock Fund also contributed positively to total return, but underperformed its comparative index, the S&P 500® Index, detracting from relative performance. The Laudus Small-Cap MarketMasters Fund was the only detractor from the 2020 Fund’s total return, returning approximately -2.7% while held by the 2020 Fund, underperforming its comparative index, the Russell 2000® Index. The Laudus Small-Cap MarketMasters Fund was removed from the 2020 Fund in January 2019.
The 2020 Fund’s international equity allocation provided the smallest contribution to the total return of the 2020 Fund and detracted from the relative return. The Goldman Sachs Emerging Markets Equity Insights Fund (Institutional Class) returned approximately 6.2% and dragged on relative performance, as it underperformed its comparative index, the MSCI Emerging Markets Index (Net), which returned approximately 11.9%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2020 Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2020 Fund (7/1/05)	10.58%	5.25%	7.82%
Target 2020 Composite Index	11.43%	5.79%	8.00%
Dow Jones U.S. Total Stock Market IndexSM	13.39%	10.26%	13.62%
Bloomberg Barclays US Aggregate Bond Index	11.51%	3.24%	3.73%
Fund Category: Morningstar Target-Date 2020[2]	10.68%	5.01%	7.18%
Fund Expense Ratios[3]: Net 0.41%; Gross 0.43%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.41% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2020 Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings	22
Portfolio Turnover Rate	14%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2025 Fund as of October 31, 2019

The Schwab Target 2025 Fund (the 2025 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2025 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2019, the 2025 Fund’s asset allocation was approximately 56.8% equity securities, 38.7% fixed income securities, and 4.4% cash and cash equivalents (including money market funds). At its target date, the 2025 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2025 Fund’s Portfolio Holdings included in this report.)
Market Highlights. Over the 12-month reporting period, global equity and fixed income markets generated positive returns. The U.S. economy maintained its steady growth in its tenth year of expansion, although at a declining pace. Outside the U.S., conditions softened, dampened by trade issues, slowing economic output, and geopolitical concerns. In response to the economic environment, to bolster growth, and to ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S., while others maintained their generally low interest rates. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2019, the 2025 Fund returned 10.79%. The 2025 Fund’s internally calculated comparative index, the Target 2025 Composite Index (the composite index), returned 11.99%.
Positioning and Strategies. The 2025 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2025 Fund’s U.S. equity exposure provided the greatest contribution to total return, particularly among U.S. large-cap equity exposure, but detracted from relative performance. The Schwab S&P 500 Index Fund was the top contributor to the return of the 2025 Fund, returning approximately 14.3% for the reporting period and generally tracking its comparative index, the S&P 500® Index. The Dodge & Cox Stock Fund also contributed positively to total return, but underperformed its comparative index, the S&P 500® Index, detracting from relative performance. The Laudus Small-Cap MarketMasters Fund was the only detractor from the 2025 Fund’s total return, returning approximately -2.7% while held by the 2025 Fund, underperforming its comparative index, the Russell 2000® Index. The Laudus Small-Cap MarketMasters Fund was removed from the 2025 Fund in January 2019.
The 2025 Fund’s fixed income exposures also contributed to total return. The Schwab U.S. Aggregate Bond Index Fund returned approximately 11.3% for the reporting period and generally tracked its comparative index, the Bloomberg Barclays US Aggregate Bond Index.
The 2025 Fund’s international equity allocation provided the smallest contribution to the total return of the 2025 Fund and detracted from the relative return. The Goldman Sachs Emerging Markets Equity Insights Fund (Institutional Class) returned approximately 6.2% and dragged on relative performance, as it underperformed its comparative index, the MSCI Emerging Markets Index (Net), which returned approximately 11.9%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2025 Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2025 Fund (3/12/08)	10.79%	5.79%	8.60%
Target 2025 Composite Index	11.99%	6.46%	8.78%
Dow Jones U.S. Total Stock Market IndexSM	13.39%	10.26%	13.62%
Bloomberg Barclays US Aggregate Bond Index	11.51%	3.24%	3.73%
Fund Category: Morningstar Target-Date 2025[2]	11.25%	5.53%	8.00%
Fund Expense Ratios[3]: Net 0.50%; Gross 0.52%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.50% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2025 Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings	22
Portfolio Turnover Rate	15%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2030 Fund as of October 31, 2019

The Schwab Target 2030 Fund (the 2030 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2030 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2019, the 2030 Fund’s asset allocation was approximately 66.7% equity securities, 29.9% fixed-income securities, and 3.3% cash and cash equivalents (including money market funds). At its target date, the 2030 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2030 Fund’s Portfolio Holdings included in this report.)
Market Highlights. Over the 12-month reporting period, global equity and fixed income markets generated positive returns. The U.S. economy maintained its steady growth in its tenth year of expansion, although at a declining pace. Outside the U.S., conditions softened, dampened by trade issues, slowing economic output, and geopolitical concerns. In response to the economic environment, to bolster growth, and to ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S., while others maintained their generally low interest rates. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2019, the 2030 Fund returned 10.94%. The 2030 Fund’s internally calculated comparative index, the Target 2030 Composite Index (the composite index), returned 12.32%.
Positioning and Strategies. The 2030 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2030 Fund’s U.S. equity exposure provided the greatest contribution to total return, particularly among U.S. large-cap equity exposure, but detracted from relative performance. The Schwab S&P 500 Index Fund was the top contributor to the return of the 2030 Fund, returning approximately 14.3% for the reporting period and generally tracking its comparative index, the S&P 500® Index. The Dodge & Cox Stock Fund also contributed positively to total return, but underperformed its comparative index, the S&P 500® Index, detracting from relative performance. The Laudus Small-Cap MarketMasters Fund was the only detractor from the 2030 Fund’s total return, returning approximately -2.7% while held by the 2030 Fund, underperforming its comparative index, the Russell 2000® Index. The Laudus Small-Cap MarketMasters Fund was removed from the 2030 Fund in January 2019.
The 2030 Fund’s fixed income exposures also contributed to total return. The Schwab U.S. Aggregate Bond Index Fund returned approximately 11.3% for the reporting period and generally tracked its comparative index, the Bloomberg Barclays US Aggregate Bond Index.
The 2030 Fund’s international equity allocation provided the smallest contribution to the total return of the 2030 Fund and detracted from the relative return. The Goldman Sachs Emerging Markets Equity Insights Fund (Institutional Class) returned approximately 6.2% and dragged on relative performance, as it underperformed its comparative index, the MSCI Emerging Markets Index (Net), which returned approximately 11.9%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2030 Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2030 Fund (7/1/05)	10.94%	6.15%	9.12%
Target 2030 Composite Index	12.32%	6.91%	9.33%
Dow Jones U.S. Total Stock Market IndexSM	13.39%	10.26%	13.62%
Bloomberg Barclays US Aggregate Bond Index	11.51%	3.24%	3.73%
Fund Category: Morningstar Target-Date 2030[2]	11.54%	5.99%	8.38%
Fund Expense Ratios[3]: Net 0.57%; Gross 0.59%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.57% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2030 Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	17%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2035 Fund as of October 31, 2019

The Schwab Target 2035 Fund (the 2035 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2035 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2019, the 2035 Fund’s asset allocation was approximately 74.6% equity securities, 22.8% fixed-income securities, and 2.5% cash and cash equivalents (including money market funds). At its target date, the 2035 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2035 Fund’s Portfolio Holdings included in this report.)
Market Highlights. Over the 12-month reporting period, global equity and fixed income markets generated positive returns. The U.S. economy maintained its steady growth in its tenth year of expansion, although at a declining pace. Outside the U.S., conditions softened, dampened by trade issues, slowing economic output, and geopolitical concerns. In response to the economic environment, to bolster growth, and to ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S., while others maintained their generally low interest rates. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2019, the 2035 Fund returned 10.90%. The 2035 Fund’s internally calculated comparative index, the Target 2035 Composite Index (the composite index), returned 12.49%.
Positioning and Strategies. The 2035 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2035 Fund’s U.S. equity exposure provided the greatest contribution to total return, particularly among U.S. large-cap equity exposure, but detracted from relative performance. The Schwab S&P 500 Index Fund was the top contributor to the return of the 2035 Fund, returning approximately 14.3% for the reporting period and generally tracking its comparative index, the S&P 500® Index. The Dodge & Cox Stock Fund also contributed positively to total return, but underperformed its comparative index, the S&P 500® Index, detracting from relative performance. The Laudus Small-Cap MarketMasters Fund was the only detractor from the 2035 Fund’s total return, returning approximately -2.7% while held by the 2035 Fund, underperforming its comparative index, the Russell 2000® Index. The Laudus Small-Cap MarketMasters Fund was removed from the 2035 Fund in January 2019.
The 2035 Fund’s international equity allocation also contributed to total return, but detracted from relative return. The Laudus International MarketMasters Fund returned approximately 10.5% for the reporting period, underperforming its comparative index, the MSCI EAFE® Index (Net), which returned approximately 11.0%.
The 2035 Fund’s fixed income exposures provided the smallest contribution to the total return of the 2035 Fund. Of the fixed income exposures, the U.S. intermediate term allocation contributed the least to total return. While held by the 2035 Fund, the Schwab Intermediate-Term Bond Fund returned approximately 2.1%, underperforming its comparative index, the Bloomberg Barclays US Intermediate Aggregate Bond Index, which returned approximately 2.5%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2035 Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2035 Fund (3/12/08)	10.90%	6.40%	9.58%
Target 2035 Composite Index	12.49%	7.25%	9.83%
Dow Jones U.S. Total Stock Market IndexSM	13.39%	10.26%	13.62%
Bloomberg Barclays US Aggregate Bond Index	11.51%	3.24%	3.73%
Fund Category: Morningstar Target-Date 2035[2]	11.80%	6.39%	9.02%
Fund Expense Ratios[3]: Net 0.62%; Gross 0.65%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.62% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2035 Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	15%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2040 Fund as of October 31, 2019

The Schwab Target 2040 Fund (the 2040 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2040 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2019, the 2040 Fund’s asset allocation was approximately 81.6% equity securities, 16.6% fixed income securities, and 1.8% cash and cash equivalents including money market funds). At its target date, the 2040 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2040 Fund’s Portfolio Holdings included in this report.)
Market Highlights. Over the 12-month reporting period, global equity and fixed income markets generated positive returns. The U.S. economy maintained its steady growth in its tenth year of expansion, although at a declining pace. Outside the U.S., conditions softened, dampened by trade issues, slowing economic output, and geopolitical concerns. In response to the economic environment, to bolster growth, and to ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S., while others maintained their generally low interest rates. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2019, the 2040 Fund returned 10.90%. The 2040 Fund’s internally calculated comparative index, the Target 2040 Composite Index (the composite index), returned 12.61%.
Positioning and Strategies. The 2040 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2040 Fund’s U.S. equity exposure provided the greatest contribution to total return, particularly among U.S. large-cap equity exposure, but detracted from relative performance. The Schwab S&P 500 Index Fund was the top contributor to the return of the 2040 Fund, returning approximately 14.3% for the reporting period and generally tracking its comparative index, the S&P 500® Index. The Dodge & Cox Stock Fund also contributed positively to total return, but underperformed its comparative index, the S&P 500® Index, detracting from relative performance. The Laudus Small-Cap MarketMasters Fund was the only detractor from the 2040 Fund’s total return, returning approximately -2.7% while held by the 2040 Fund, underperforming its comparative index, the Russell 2000® Index. The Laudus Small-Cap MarketMasters Fund was removed from the 2040 Fund in January 2019.
The 2040 Fund’s international equity allocation also contributed to total return, but detracted from relative return. The Laudus International MarketMasters Fund returned approximately 10.5% for the reporting period, underperforming its comparative index, the MSCI EAFE® Index (Net), which returned approximately 11.0%.
The 2040 Fund’s fixed income exposures provided the smallest contribution to the total return of the 2040 Fund. Of the fixed income exposures, the U.S. intermediate term allocation contributed the least to total return. While held by the 2040 Fund, the Schwab Intermediate-Term Bond Fund returned approximately 2.1%, underperforming its comparative index, the Bloomberg Barclays US Intermediate Aggregate Bond Index, which returned approximately 2.5%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2040 Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2009 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2040 Fund (7/1/05)	10.90%	6.63%	9.94%
Target 2040 Composite Index	12.61%	7.55%	10.21%
Dow Jones U.S. Total Stock Market IndexSM	13.39%	10.26%	13.62%
Bloomberg Barclays US Aggregate Bond Index	11.51%	3.24%	3.73%
Fund Category: Morningstar Target-Date 2040[2]	11.86%	6.60%	9.11%
Fund Expense Ratios[3]: Net 0.67%; Gross 0.69%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.67% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2040 Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	15%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2045 Fund as of October 31, 2019

The Schwab Target 2045 Fund (the 2045 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2045 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2019, the 2045 Fund’s asset allocation was approximately 87.3% equity securities, 11.4% fixed income securities, and 1.3% cash and cash equivalents (including money market funds). At its target date, the 2045 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2045 Fund’s Portfolio Holdings included in this report.)
Market Highlights. Over the 12-month reporting period, global equity and fixed income markets generated positive returns. The U.S. economy maintained its steady growth in its tenth year of expansion, although at a declining pace. Outside the U.S., conditions softened, dampened by trade issues, slowing economic output, and geopolitical concerns. In response to the economic environment, to bolster growth, and to ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S., while others maintained their generally low interest rates. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2019, the 2045 Fund returned 10.91%. The 2045 Fund’s internally calculated comparative index, the Target 2045 Composite Index (the composite index), returned 12.69%.
Positioning and Strategies.   The 2045 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2045 Fund’s U.S. equity exposure provided the greatest contribution to total return, particularly among U.S. large-cap equity exposure, but detracted from relative performance. The Schwab S&P 500 Index Fund was the top contributor to the return of the 2045 Fund, returning approximately 14.3% for the reporting period and generally tracking its comparative index, the S&P 500® Index. The Dodge & Cox Stock Fund also contributed positively to total return, but underperformed its comparative index, the S&P 500® Index, detracting from relative performance. The Laudus Small-Cap MarketMasters Fund was the only detractor from the 2045 Fund’s total return, returning approximately -2.7% while held by the 2045 Fund, underperforming its comparative index, the Russell 2000® Index. The Laudus Small-Cap MarketMasters Fund was removed from the 2045 Fund in January 2019.
The 2045 Fund’s international equity allocation also contributed to total return, but detracted from relative return. The Laudus International MarketMasters Fund returned approximately 10.5% for the reporting period, underperforming its comparative index, the MSCI EAFE® Index (Net), which returned approximately 11.0%.
The 2045 Fund’s fixed income exposures provided the smallest contribution to the total return of the 2045 Fund. Of the fixed income exposures, the U.S. intermediate term allocation contributed the least to total return. While held by the 2045 Fund, the Schwab Intermediate-Term Bond Fund returned approximately 2.1%, underperforming its comparative index, the Bloomberg Barclays US Intermediate Aggregate Bond Index, which returned approximately 2.5%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2045 Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (January 23, 2013 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2045 Fund (1/23/13)	10.91%	6.74%	8.91%
Target 2045 Composite Index	12.69%	7.74%	9.68%
Dow Jones U.S. Total Stock Market IndexSM	13.39%	10.26%	12.90%
Bloomberg Barclays US Aggregate Bond Index	11.51%	3.24%	2.85%
Fund Category: Morningstar Target-Date 2045[2]	12.01%	6.78%	N/A
Fund Expense Ratios[3]: Net 0.71%; Gross 0.77%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.71% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2045 Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	8%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2050 Fund as of October 31, 2019

The Schwab Target 2050 Fund (the 2050 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2050 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2019, the 2050 Fund’s asset allocation was approximately 90.5% equity securities, 8.6% fixed income securities, and 1.0% cash and cash equivalents (including money market funds). At its target date, the 2050 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2050 Fund’s Portfolio Holdings included in this report.)
Market Highlights. Over the 12-month reporting period, global equity and fixed income markets generated positive returns. The U.S. economy maintained its steady growth in its tenth year of expansion, although at a declining pace. Outside the U.S., conditions softened, dampened by trade issues, slowing economic output, and geopolitical concerns. In response to the economic environment, to bolster growth, and to ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S., while others maintained their generally low interest rates. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2019, the 2050 Fund returned 10.87%. The 2050 Fund’s internally calculated comparative index, the Target 2050 Composite Index (the composite index), returned 12.72%.
Positioning and Strategies. The 2050 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2050 Fund’s U.S. equity exposure provided the greatest contribution to total return, particularly among U.S. large-cap equity exposure, but detracted from relative performance. The Schwab S&P 500 Index Fund was the top contributor to the return of the 2050 Fund, returning approximately 14.3% for the reporting period and generally tracking its comparative index, the S&P 500® Index. The Dodge & Cox Stock Fund also contributed positively to total return, but underperformed its comparative index, the S&P 500® Index, detracting from relative performance. The Laudus Small-Cap MarketMasters Fund was the only detractor from the 2050 Fund’s total return, returning approximately -2.7% while held by the 2050 Fund, underperforming its comparative index, the Russell 2000® Index. The Laudus Small-Cap MarketMasters Fund was removed from the 2050 Fund in January 2019.
The 2050 Fund’s international equity allocation also contributed to total return, but detracted from relative return. The Laudus International MarketMasters Fund returned approximately 10.5% for the reporting period, underperforming its comparative index, the MSCI EAFE® Index (Net), which returned approximately 11.0%.
The 2050 Fund’s fixed income exposures provided the smallest contribution to the total return of the 2050 Fund. Of the fixed income exposures, the U.S. intermediate term allocation contributed the least to total return. While held by the 2050 Fund, the Schwab Intermediate-Term Bond Fund returned approximately 2.1%, underperforming its comparative index, the Bloomberg Barclays US Intermediate Aggregate Bond Index, which returned approximately 2.5%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2050 Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (January 23, 2013 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2050 Fund (1/23/13)	10.87%	6.83%	9.07%
Target 2050 Composite Index	12.72%	7.84%	9.86%
Dow Jones U.S. Total Stock Market IndexSM	13.39%	10.26%	12.90%
Bloomberg Barclays US Aggregate Bond Index	11.51%	3.24%	2.85%
Fund Category: Morningstar Target-Date 2050[2]	12.05%	6.83%	N/A
Fund Expense Ratios[3]: Net 0.73%; Gross 0.80%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.73% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2050 Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	7%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2055 Fund as of October 31, 2019

The Schwab Target 2055 Fund (the 2055 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2055 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2019, the 2055 Fund’s asset allocation was approximately 93.0% equity securities, 6.3% fixed income securities, and 0.7% cash and cash equivalents (including money market funds). At its target date, the 2055 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2055 Fund’s Portfolio Holdings included in this report.)
Market Highlights. Over the 12-month reporting period, global equity and fixed income markets generated positive returns. The U.S. economy maintained its steady growth in its tenth year of expansion, although at a declining pace. Outside the U.S., conditions softened, dampened by trade issues, slowing economic output, and geopolitical concerns. In response to the economic environment, to bolster growth, and to ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S., while others maintained their generally low interest rates. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2019, the 2055 Fund returned 10.73%. The 2055 Fund’s internally calculated comparative index, the Target 2055 Composite Index (the composite index), returned 12.74%.
Positioning and Strategies. The 2055 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2055 Fund’s U.S. equity exposure provided the greatest contribution to total return, particularly among U.S. large-cap equity exposure, but detracted from relative performance. The Schwab S&P 500 Index Fund was the top contributor to the return of the 2055 Fund, returning approximately 14.3% for the reporting period and generally tracking its comparative index, the S&P 500® Index. The Dodge & Cox Stock Fund also contributed positively to total return, but underperformed its comparative index, the S&P 500® Index, detracting from relative performance. The Laudus Small-Cap MarketMasters Fund was the only detractor from the 2055 Fund’s total return, returning approximately -2.7% while held by the 2055 Fund, underperforming its comparative index, the Russell 2000® Index. The Laudus Small-Cap MarketMasters Fund was removed from the 2055 Fund in January 2019.
The 2055 Fund’s international equity allocation also contributed to total return, but detracted from relative return. The Laudus International MarketMasters Fund returned approximately 10.5% for the reporting period, underperforming its comparative index, the MSCI EAFE® Index (Net), which returned approximately 11.0%.
The 2055 Fund’s fixed income exposures provided the smallest contribution to the total return of the 2055 Fund. Of the fixed income exposures, the U.S. intermediate term allocation contributed the least to total return. While held by the 2055 Fund, the Schwab Intermediate-Term Bond Fund returned approximately 2.1%, underperforming its comparative index, the Bloomberg Barclays US Intermediate Aggregate Bond Index, which returned approximately 2.5%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2055 Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (January 23, 2013 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2055 Fund (1/23/13)	10.73%	6.88%	9.16%
Target 2055 Composite Index	12.74%	7.93%	9.98%
Dow Jones U.S. Total Stock Market IndexSM	13.39%	10.26%	12.90%
Bloomberg Barclays US Aggregate Bond Index	11.51%	3.24%	2.85%
Fund Category: Morningstar Target-Date 2055[2]	12.07%	6.91%	N/A
Fund Expense Ratios[3]: Net 0.74%; Gross 0.85%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.74% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2055 Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings	20
Portfolio Turnover Rate	6%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2060 Fund as of October 31, 2019

The Schwab Target 2060 Fund (the 2060 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2060 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2019, the 2060 Fund’s asset allocation was approximately 95.0% equity securities, 4.5% fixed-income securities, and 0.5% cash and cash equivalents (including money market funds). At its target date, the 2060 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2060 Fund’s Portfolio Holdings included in this report.)
Market Highlights. Over the 12-month reporting period, global equity and fixed income markets generated positive returns. The U.S. economy maintained its steady growth in its tenth year of expansion, although at a declining pace. Outside the U.S., conditions softened, dampened by trade issues, slowing economic output, and geopolitical concerns. In response to the economic environment, to bolster growth, and to ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S., while others maintained their generally low interest rates. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2019, the 2060 Fund returned 10.85%. The 2060 Fund’s internally calculated comparative index, the Target 2060 Composite Index (the composite index), returned 12.75%.
Positioning and Strategies. The 2060 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2060 Fund’s U.S. equity exposure provided the greatest contribution to total return, particularly among U.S. large-cap equity exposure, but detracted from relative performance. The Schwab S&P 500 Index Fund was the top contributor to the return of the 2060 Fund, returning approximately 14.3% for the reporting period and generally tracking its comparative index, the S&P 500® Index. The Dodge & Cox Stock Fund also contributed positively to total return, but underperformed its comparative index, the S&P 500® Index, detracting from relative performance. The Laudus Small-Cap MarketMasters Fund was the only detractor from the 2060 Fund’s total return, returning approximately -2.7% while held by the 2060 Fund, underperforming its comparative index, the Russell 2000® Index. The Laudus Small-Cap MarketMasters Fund was removed from the 2060 Fund in January 2019.
The 2060 Fund’s international equity allocation also contributed to total return, but detracted from relative return. The Laudus International MarketMasters Fund returned approximately 10.5% for the reporting period, underperforming its comparative index, the MSCI EAFE® Index (Net), which returned approximately 11.0%.
The 2060 Fund’s fixed income exposures provided the smallest contribution to the total return of the 2060 Fund. Of the fixed income exposures, the U.S. intermediate term allocation contributed the least to total return. While held by the 2060 Fund, the Schwab Intermediate-Term Bond Fund returned approximately 2.1%, underperforming its comparative index, the Bloomberg Barclays US Intermediate Aggregate Bond Index, which returned approximately 2.5%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2060 Fund
Performance and Fund Facts as of October 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 25, 2016 – October 31, 2019)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception
Fund: Schwab Target 2060 Fund (8/25/16)	10.85%	10.47%	9.24%
Target 2060 Composite Index	12.75%	11.65%	10.22%
Dow Jones U.S. Total Stock Market IndexSM	13.39%	14.42%	12.81%
Bloomberg Barclays US Aggregate Bond Index	11.51%	3.29%	2.85%
Fund Category: Morningstar Target-Date 2060+[2]	12.15%	10.73%	N/A
Fund Expense Ratios[3]: Net 0.75%; Gross 1.48%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.75% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2060 Fund
Performance and Fund Facts as of October 31, 2019 (continued)

Statistics
Number of Holdings	20
Portfolio Turnover Rate	13%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including transfer agent fees and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2019 and held through October 31, 2019.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1,2]	Effective Expense Ratio (Annualized)[3,4]	Beginning Account Value at 5/1/19	Ending Account Value (Net of Expenses) at 10/31/19[2]	Expenses Paid During Period 5/1/19-10/31/19[2,5]	Effective Expenses Paid During Period 5/1/19-10/31/19[4,5]
Schwab Target 2010 Fund
Actual Return	0.00%	0.32%	$1,000.00	$1,039.10	$0.00	$1.64
Hypothetical 5% Return	0.00%	0.32%	$1,000.00	$1,025.20	$0.00	$1.63
Schwab Target 2015 Fund
Actual Return	0.00%	0.34%	$1,000.00	$1,037.80	$0.00	$1.75
Hypothetical 5% Return	0.00%	0.34%	$1,000.00	$1,025.20	$0.00	$1.73
Schwab Target 2020 Fund
Actual Return	0.00%	0.37%	$1,000.00	$1,037.30	$0.00	$1.90
Hypothetical 5% Return	0.00%	0.37%	$1,000.00	$1,025.20	$0.00	$1.89
Schwab Target 2025 Fund
Actual Return	0.00%	0.47%	$1,000.00	$1,032.90	$0.00	$2.41
Hypothetical 5% Return	0.00%	0.47%	$1,000.00	$1,025.20	$0.00	$2.40
Schwab Target 2030 Fund
Actual Return	0.00%	0.54%	$1,000.00	$1,030.00	$0.00	$2.76
Hypothetical 5% Return	0.00%	0.54%	$1,000.00	$1,025.20	$0.00	$2.75
Schwab Target 2035 Fund
Actual Return	0.00%	0.60%	$1,000.00	$1,026.60	$0.00	$3.06
Hypothetical 5% Return	0.00%	0.60%	$1,000.00	$1,025.20	$0.00	$3.06
Schwab Target 2040 Fund
Actual Return	0.00%	0.65%	$1,000.00	$1,023.40	$0.00	$3.32
Hypothetical 5% Return	0.00%	0.65%	$1,000.00	$1,025.20	$0.00	$3.31
Schwab Target 2045 Fund
Actual Return	0.00%	0.68%	$1,000.00	$1,021.30	$0.00	$3.46
Hypothetical 5% Return	0.00%	0.68%	$1,000.00	$1,025.20	$0.00	$3.47
Schwab Target 2050 Fund
Actual Return	0.00%	0.71%	$1,000.00	$1,019.60	$0.00	$3.61
Hypothetical 5% Return	0.00%	0.71%	$1,000.00	$1,025.20	$0.00	$3.62
Schwab Target 2055 Fund
Actual Return	0.00%	0.72%	$1,000.00	$1,018.00	$0.00	$3.66
Hypothetical 5% Return	0.00%	0.72%	$1,000.00	$1,025.20	$0.00	$3.67

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Fund Expenses (Unaudited) (continued)

	Expense Ratio (Annualized)[1,2]	Effective Expense Ratio (Annualized)[3,4]	Beginning Account Value at 5/1/19	Ending Account Value (Net of Expenses) at 10/31/19[2]	Expenses Paid During Period 5/1/19-10/31/19[2,5]	Effective Expenses Paid During Period 5/1/19-10/31/19[4,5]
Schwab Target 2060 Fund
Actual Return	0.00%	0.74%	$1,000.00	$1,017.60	$0.00	$3.76
Hypothetical 5% Return	0.00%	0.74%	$1,000.00	$1,025.20	$0.00	$3.77

[1]	Based on the most recent six-month expense ratio.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Based on the most recent six-month acquired fund fees and expense ratio; may differ from the acquired fund fees and expenses ratios in the prospectus.
[4]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$13.06	$13.42	$12.52	$12.42	$12.42
Income (loss) from investment operations:
Net investment income (loss)[1]	0.30	0.29	0.22	0.20	0.17
Net realized and unrealized gains (losses)	0.97	(0.35)	0.90	0.12	0.08
Total from investment operations	1.27	(0.06)	1.12	0.32	0.25
Less distributions:
Distributions from net investment income	(0.34)	(0.30)	(0.22)	(0.22)	(0.25)
Distributions from net realized gains	(0.42)	—	—	—	—
Total distributions	(0.76)	(0.30)	(0.22)	(0.22)	(0.25)
Net asset value at end of period	$13.57	$13.06	$13.42	$12.52	$12.42
Total return	10.42%	(0.52%)	9.11%	2.68%	2.03%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00% [3]	0.00%	0.00% [3]	0.00% [3]
Gross operating expenses[2]	0.17%	0.12%	0.14%	0.14%	0.14%
Net investment income (loss)	2.33%	2.15%	1.75%	1.60%	1.40%
Portfolio turnover rate	13%	16%	51% [4]	14%	33%
Net assets, end of period (x 1,000,000)	$51	$52	$59	$59	$65

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 30% without including these transactions. There were no transaction costs associated with these transactions.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 75.6% of net assets

Equity Funds 29.8%
Global Real Estate 1.9%
Schwab Global Real Estate Fund	115,058	961,884
International 9.5%
Laudus International MarketMasters Fund	126,488	2,895,314
Schwab International Core Equity Fund	197,573	1,983,635
		4,878,949
Large-Cap 16.2%
Schwab Core Equity Fund	124,304	2,718,520
Schwab Dividend Equity Fund	5,819	87,695
Schwab S&P 500 Index Fund	115,469	5,446,654
		8,252,869
Mid-Cap 0.7%
Schwab U.S. Mid-Cap Index Fund	8,477	375,464
Small-Cap 1.5%
Schwab Small-Cap Equity Fund	44,558	743,230
		15,212,396

Fixed-Income Funds 39.3%
Inflation-Protected Bond 6.3%
Schwab Treasury Inflation Protected Securities Index Fund	287,829	3,255,343
Intermediate-Term Bond 23.1%
Schwab U.S. Aggregate Bond Index Fund	1,136,433	11,796,171
Short-Term Bond 9.9%
Schwab Short-Term Bond Index Fund	499,774	5,052,710
		20,104,224

Money Market Fund 6.5%
Schwab Variable Share Price Money Fund, Ultra Shares 1.85% (a)	3,305,817	3,307,470
Total Affiliated Underlying Funds
(Cost $33,932,523)		38,624,090

Unaffiliated Underlying Funds 23.6% of net assets

Equity Funds 6.4%
Large-Cap 5.9%
ClearBridge Large Cap Growth Fund, Class IS	28,979	1,555,023
Dodge & Cox Stock Fund	7,725	1,475,616
		3,030,639
Security	Number of Shares	Value ($)
Small-Cap 0.5%
ClearBridge Small Cap Growth Fund, Class IS *	7,370	280,352
		3,310,991

Fixed-Income Funds 17.2%
Intermediate-Term Bond 15.0%
Baird Aggregate Bond Fund, Institutional Class	224,671	2,532,041
Loomis Sayles Investment Grade Bond Fund, Class Y	50,515	575,870
Metropolitan West Total Return Bond Fund, Class I	412,706	4,572,778
		7,680,689
International Bond 2.2%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	98,530	1,107,476
		8,788,165
Total Unaffiliated Underlying Funds
(Cost $11,451,793)		12,099,156
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.4% of net assets

Time Deposit 0.4%
BNP Paribas
1.18%, 11/01/19 (b)	197,701	197,701
Total Short-Term Investment
(Cost $197,701)		197,701
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Portfolio Holdings as of October 31, 2019 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2019:
Affiliated Underlying Funds	Market Value at 10/31/18	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 10/31/19	Balance of Shares Held at 10/31/19	Distributions Received*
Laudus International MarketMasters Fund (formerly Laudus International MarketMasters Fund, Select Shares)	$3,089,589	$368,862	($595,000)	($74,078)	$105,941	$2,895,314	126,488	$271,862
Laudus Small-Cap MarketMasters Fund, Select Shares	401,473	—	(349,523)	133,991	(185,941)	—	—	38,023
Schwab Core Equity Fund	2,664,098	767,222	(732,000)	(72,440)	91,640	2,718,520	124,304	325,222
Schwab Dividend Equity Fund	80,613	8,031	—	—	(949)	87,695	5,819	8,032
Schwab Global Real Estate Fund	778,890	155,852	(138,000)	5,574	159,568	961,884	115,058	35,852
Schwab International Core Equity Fund	1,970,369	177,611	(263,000)	(19,344)	117,999	1,983,635	197,573	51,610
Schwab S&P 500 Index Fund	5,712,773	818,576	(1,747,000)	255,215	407,090	5,446,654	115,469	130,576
Schwab Short-Term Bond Index Fund	5,263,621	177,938	(576,000)	(5,395)	192,546	5,052,710	499,774	124,944
Schwab Small-Cap Equity Fund	676,932	185,159	—	—	(118,861)	743,230	44,558	125,159
Schwab Treasury Inflation Protected Securities Index Fund	3,321,405	240,777	(516,000)	(48,093)	257,254	3,255,343	287,829	76,778
Schwab U.S. Aggregate Bond Index Fund	12,514,454	766,873	(2,426,000)	(31,497)	972,341	11,796,171	1,136,433	354,887
Schwab U.S. Mid-Cap Index Fund	417,614	5,342	(99,000)	5,856	45,652	375,464	8,477	5,341
Schwab Variable Share Price Money Fund, Ultra Shares	3,148,618	537,961	(380,000)	(6)	897	3,307,470	3,305,817	73,661
Total	$40,040,449	$4,210,204	($7,821,523)	$149,783	$2,045,177	$38,624,090		$1,621,947
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$38,624,090	$—	$—	$38,624,090
Unaffiliated Underlying Funds[1]	12,099,156	—	—	12,099,156
Short-Term Investment[1]	—	197,701	—	197,701
Total	$50,723,246	$197,701	$—	$50,920,947
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in affiliated underlying funds, at value (cost $33,932,523)		$38,624,090
Investments in unaffiliated funds and issuers, at value (cost $11,649,494)		12,296,857
Receivables:
Investments sold		195,000
Dividends		52,159
Due from investment adviser		9,886
Fund shares sold		968
Interest		7
Prepaid expenses	+	10,733
Total assets		51,189,700
Liabilities
Payables:
Investments bought		49,386
Fund shares redeemed		6,725
Accrued expenses	+	27,502
Total liabilities		83,613
Net Assets
Total assets		51,189,700
Total liabilities	–	83,613
Net assets		$51,106,087
Net Assets by Source
Capital received from investors		44,030,902
Total distributable earnings		7,075,185

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$51,106,087		3,767,025		$13.57

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends received from affiliated underlying funds		$902,615
Dividends received from unaffiliated underlying funds		290,951
Interest	+	6,649
Total investment income		1,200,215
Expenses
Professional fees		26,433
Registration fees		20,686
Portfolio accounting fees		15,274
Independent trustees’ fees		8,188
Shareholder reports		7,170
Custodian fees		4,474
Transfer agent fees		2,051
Other expenses	+	5,082
Total expenses		89,358
Expense reduction by CSIM and its affiliates	–	89,358
Net expenses	–	—
Net investment income		1,200,215
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		719,332
Realized capital gain distributions received from unaffiliated underlying funds		196,942
Net realized gains on sales of affiliated underlying funds		149,783
Net realized gains on sales of unaffiliated underlying funds	+	203,238
Net realized gains		1,269,295
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		2,045,177
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	630,333
Net change in unrealized appreciation (depreciation)	+	2,675,510
Net realized and unrealized gains		3,944,805
Increase in net assets resulting from operations		$5,145,020

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$1,200,215	$1,207,790
Net realized gains		1,269,295	1,833,956
Net change in unrealized appreciation (depreciation)	+	2,675,510	(3,239,769)
Increase (decrease) in net assets from operations		5,145,020	(198,023)
Distributions to Shareholders
Total distributions		($2,901,734)	($1,288,370)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		451,805	$5,747,022	618,399	$8,258,666
Shares reinvested		218,767	2,638,341	86,123	1,148,871
Shares redeemed	+	(886,220)	(11,518,751)	(1,101,598)	(14,684,690)
Net transactions in fund shares		(215,648)	($3,133,388)	(397,076)	($5,277,153)
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		3,982,673	$51,996,189	4,379,749	$58,759,735
Total decrease	+	(215,648)	(890,102)	(397,076)	(6,763,546)
End of period		3,767,025	$51,106,087	3,982,673	$51,996,189

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$11.49	$12.21	$11.72	$12.23	$12.81
Income (loss) from investment operations:
Net investment income (loss)[1]	0.27	0.25	0.20	0.18	0.17
Net realized and unrealized gains (losses)	0.86	(0.30)	0.88	0.11	0.08
Total from investment operations	1.13	(0.05)	1.08	0.29	0.25
Less distributions:
Distributions from net investment income	(0.30)	(0.27)	(0.22)	(0.21)	(0.27)
Distributions from net realized gains	(0.25)	(0.40)	(0.37)	(0.59)	(0.56)
Total distributions	(0.55)	(0.67)	(0.59)	(0.80)	(0.83)
Net asset value at end of period	$12.07	$11.49	$12.21	$11.72	$12.23
Total return	10.48%	(0.57%)	9.67%	2.59%	1.99%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00% [3]	0.00%	0.00% [3]	0.00% [3]
Gross operating expenses[2]	0.11%	0.07%	0.09%	0.08%	0.09%
Net investment income (loss)	2.35%	2.12%	1.74%	1.59%	1.42%
Portfolio turnover rate	10%	14%	52% [4]	14%	33%
Net assets, end of period (x 1,000,000)	$81	$90	$103	$104	$116

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 33% without including these transactions. There were no transaction costs associated with these transactions.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 75.4% of net assets

Equity Funds 32.3%
Global Real Estate 2.0%
Schwab Global Real Estate Fund	195,547	1,634,776
International 10.6%
Laudus International MarketMasters Fund	223,762	5,121,917
Schwab International Core Equity Fund	342,322	3,436,913
		8,558,830
Large-Cap 17.3%
Schwab Core Equity Fund	210,461	4,602,775
Schwab Dividend Equity Fund	15,792	237,989
Schwab S&P 500 Index Fund	195,184	9,206,847
		14,047,611
Mid-Cap 0.7%
Schwab U.S. Mid-Cap Index Fund	13,167	583,167
Small-Cap 1.7%
Schwab Small-Cap Equity Fund	83,313	1,389,668
		26,214,052

Fixed-Income Funds 37.2%
Inflation-Protected Bond 6.1%
Schwab Treasury Inflation Protected Securities Index Fund	435,782	4,928,698
Intermediate-Term Bond 21.8%
Schwab U.S. Aggregate Bond Index Fund	1,704,838	17,696,214
Short-Term Bond 9.3%
Schwab Short-Term Bond Index Fund	745,703	7,539,057
		30,163,969

Money Market Fund 5.9%
Schwab Variable Share Price Money Fund, Ultra Shares 1.85% (a)	4,835,212	4,837,629
Total Affiliated Underlying Funds
(Cost $51,426,468)		61,215,650

Unaffiliated Underlying Funds 23.8% of net assets

Equity Funds 6.6%
Large-Cap 6.2%
ClearBridge Large Cap Growth Fund, Class IS	48,508	2,602,914
Dodge & Cox Stock Fund	12,561	2,399,589
		5,002,503
Security	Number of Shares	Value ($)
Small-Cap 0.4%
ClearBridge Small Cap Growth Fund, Class IS *	9,319	354,510
		5,357,013

Fixed-Income Funds 17.2%
Intermediate-Term Bond 14.9%
Baird Aggregate Bond Fund, Institutional Class	329,416	3,712,524
Loomis Sayles Investment Grade Bond Fund, Class Y	88,740	1,011,634
Metropolitan West Total Return Bond Fund, Class I	664,662	7,364,457
		12,088,615
International Bond 2.3%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	163,712	1,840,128
		13,928,743
Total Unaffiliated Underlying Funds
(Cost $18,221,280)		19,285,756
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.7% of net assets

Time Deposit 0.7%
JPMorgan Chase Bank
1.18%, 11/01/19 (b)	528,191	528,191
Total Short-Term Investment
(Cost $528,191)		528,191
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Portfolio Holdings as of October 31, 2019 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2019:
Affiliated Underlying Funds	Market Value at 10/31/18	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 10/31/19	Balance of Shares Held at 10/31/19	Distributions Received*
Laudus International MarketMasters Fund (formerly Laudus International MarketMasters Fund, Select Shares)	$5,870,698	$623,250	($1,363,000)	($244,884)	$235,853	$5,121,917	223,762	$533,250
Laudus Small-Cap MarketMasters Fund, Select Shares	682,429	—	(588,447)	108,766	(202,748)	—	—	64,632
Schwab Core Equity Fund	4,993,273	722,102	(1,010,000)	49,286	(151,886)	4,602,775	210,461	622,102
Schwab Dividend Equity Fund	218,771	21,794	—	—	(2,576)	237,989	15,792	21,795
Schwab Global Real Estate Fund	1,541,766	163,981	(346,000)	41,630	233,399	1,634,776	195,547	62,980
Schwab International Core Equity Fund	3,902,070	102,207	(706,000)	(86,427)	225,063	3,436,913	342,322	102,207
Schwab S&P 500 Index Fund	10,096,954	1,343,363	(3,290,250)	452,502	604,278	9,206,847	195,184	242,363
Schwab Short-Term Bond Index Fund	8,717,703	285,773	(1,752,000)	(23,624)	311,205	7,539,057	745,703	191,781
Schwab Small-Cap Equity Fund	1,205,702	432,925	(61,000)	2,189	(190,148)	1,389,668	83,313	222,925
Schwab Treasury Inflation Protected Securities Index Fund	5,506,210	209,673	(1,106,000)	(58,413)	377,228	4,928,698	435,782	120,673
Schwab U.S. Aggregate Bond Index Fund	20,697,889	1,081,048	(5,542,786)	(93,551)	1,553,614	17,696,214	1,704,838	548,071
Schwab U.S. Mid-Cap Index Fund	740,317	9,469	(248,000)	5,330	76,051	583,167	13,167	9,468
Schwab Variable Share Price Money Fund, Ultra Shares	5,124,081	112,109	(400,000)	(10)	1,449	4,837,629	4,835,212	111,142
Total	$69,297,863	$5,107,694	($16,413,483)	$152,794	$3,070,782	$61,215,650		$2,853,389
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$61,215,650	$—	$—	$61,215,650
Unaffiliated Underlying Funds[1]	19,285,756	—	—	19,285,756
Short-Term Investment[1]	—	528,191	—	528,191
Total	$80,501,406	$528,191	$—	$81,029,597
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2015 Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in affiliated underlying funds, at value (cost $51,426,468)		$61,215,650
Investments in unaffiliated funds and issuers, at value (cost $18,749,471)		19,813,947
Receivables:
Investments sold		138,000
Dividends		79,241
Due from investment adviser		9,731
Fund shares sold		6,508
Interest		18
Prepaid expenses	+	4,861
Total assets		81,267,956
Liabilities
Payables:
Investments bought		75,220
Fund shares redeemed		25,698
Accrued expenses	+	28,368
Total liabilities		129,286
Net Assets
Total assets		81,267,956
Total liabilities	–	129,286
Net assets		$81,138,670
Net Assets by Source
Capital received from investors		67,405,212
Total distributable earnings		13,733,458

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$81,138,670		6,722,917		$12.07

Schwab Target Funds  |  Annual Report
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Schwab Target 2015 Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends received from affiliated underlying funds		$1,486,727
Dividends received from unaffiliated underlying funds		467,389
Interest	+	9,653
Total investment income		1,963,769
Expenses
Professional fees		26,618
Registration fees		21,119
Portfolio accounting fees		15,637
Independent trustees’ fees		8,355
Shareholder reports		8,102
Custodian fees		4,670
Transfer agent fees		3,007
Other expenses	+	5,452
Total expenses		92,960
Expense reduction by CSIM and its affiliates	–	92,960
Net expenses	–	—
Net investment income		1,963,769
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		1,366,662
Realized capital gain distributions received from unaffiliated underlying funds		356,395
Net realized gains on sales of affiliated underlying funds		152,794
Net realized gains on sales of unaffiliated underlying funds	+	392,640
Net realized gains		2,268,491
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		3,070,782
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	913,312
Net change in unrealized appreciation (depreciation)	+	3,984,094
Net realized and unrealized gains		6,252,585
Increase in net assets resulting from operations		$8,216,354

Schwab Target Funds  |  Annual Report
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Schwab Target 2015 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$1,963,769	$2,058,749
Net realized gains		2,268,491	2,267,583
Net change in unrealized appreciation (depreciation)	+	3,984,094	(4,623,608)
Increase (decrease) in net assets from operations		8,216,354	(297,276)
Distributions to Shareholders
Total distributions		($4,192,333)	($5,446,311)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		663,357	$7,656,603	1,041,859	$12,323,515
Shares reinvested		364,172	3,892,994	423,003	4,970,289
Shares redeemed	+	(2,164,691)	(24,726,747)	(2,003,385)	(23,776,931)
Net transactions in fund shares		(1,137,162)	($13,177,150)	(538,523)	($6,483,127)
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		7,860,079	$90,291,799	8,398,602	$102,518,513
Total decrease	+	(1,137,162)	(9,153,129)	(538,523)	(12,226,714)
End of period		6,722,917	$81,138,670	7,860,079	$90,291,799

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$13.87	$14.71	$13.84	$14.33	$14.32
Income (loss) from investment operations:
Net investment income (loss)[1]	0.32	0.30	0.23	0.22	0.20
Net realized and unrealized gains (losses)	1.04	(0.33)	1.39	0.06	0.12
Total from investment operations	1.36	(0.03)	1.62	0.28	0.32
Less distributions:
Distributions from net investment income	(0.35)	(0.33)	(0.24)	(0.27)	(0.31)
Distributions from net realized gains	(0.42)	(0.48)	(0.51)	(0.50)	—
Total distributions	(0.77)	(0.81)	(0.75)	(0.77)	(0.31)
Net asset value at end of period	$14.46	$13.87	$14.71	$13.84	$14.33
Total return	10.58%	(0.32%)	12.28%	2.05%	2.25%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00%	0.00% [3]	0.00% [3]
Gross operating expenses[2]	0.03%	0.02%	0.03%	0.03%	0.03%
Net investment income (loss)	2.28%	2.07%	1.67%	1.59%	1.42%
Portfolio turnover rate	14%	18%	47% [4]	9%	25%
Net assets, end of period (x 1,000,000)	$549	$542	$579	$530	$536

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 31% without including these transactions. There were no transaction costs associated with these transactions.

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 74.7% of net assets

Equity Funds 36.1%
Global Real Estate 2.3%
Schwab Global Real Estate Fund	1,490,632	12,461,685
International 12.3%
Laudus International MarketMasters Fund	1,762,958	40,354,107
Schwab International Core Equity Fund	2,693,659	27,044,335
		67,398,442
Large-Cap 18.8%
Laudus U.S. Large Cap Growth Fund *	45,634	1,023,113
Schwab Core Equity Fund	1,589,493	34,762,217
Schwab Dividend Equity Fund	90,362	1,361,750
Schwab S&P 500 Index Fund	1,403,263	66,191,930
		103,339,010
Mid-Cap 0.9%
Schwab U.S. Mid-Cap Index Fund	116,129	5,143,346
Small-Cap 1.8%
Schwab Small-Cap Equity Fund	606,965	10,124,182
		198,466,665

Fixed-Income Funds 33.2%
Inflation-Protected Bond 5.0%
Schwab Treasury Inflation Protected Securities Index Fund	2,435,963	27,550,743
Intermediate-Term Bond 19.9%
Schwab U.S. Aggregate Bond Index Fund	10,502,153	109,012,348
Short-Term Bond 8.3%
Schwab Short-Term Bond Index Fund	4,501,117	45,506,292
		182,069,383

Money Market Fund 5.4%
Schwab Variable Share Price Money Fund, Ultra Shares 1.85% (a)	29,496,999	29,511,748
Total Affiliated Underlying Funds
(Cost $342,423,057)		410,047,796

Unaffiliated Underlying Funds 24.6% of net assets

Equity Funds 7.5%
International 0.1%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	56,411	526,313
Security	Number of Shares	Value ($)
Large-Cap 6.8%
ClearBridge Large Cap Growth Fund, Class IS	348,491	18,700,044
Dodge & Cox Stock Fund	98,320	18,781,955
		37,481,999
Small-Cap 0.6%
ClearBridge Small Cap Growth Fund, Class IS *	80,004	3,043,355
		41,051,667

Fixed-Income Funds 17.1%
Intermediate-Term Bond 14.3%
Baird Aggregate Bond Fund, Institutional Class	1,876,538	21,148,578
Loomis Sayles Investment Grade Bond Fund, Class Y	804,733	9,173,961
Metropolitan West Total Return Bond Fund, Class I	4,322,043	47,888,232
		78,210,771
International Bond 2.8%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	1,370,172	15,400,735
		93,611,506
Total Unaffiliated Underlying Funds
(Cost $127,148,972)		134,663,173
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.6% of net assets

Time Deposit 0.6%
Citibank
1.18%, 11/01/19 (b)	3,493,567	3,493,567
Total Short-Term Investment
(Cost $3,493,567)		3,493,567
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Portfolio Holdings as of October 31, 2019 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2019:
Affiliated Underlying Funds	Market Value at 10/31/18	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 10/31/19	Balance of Shares Held at 10/31/19	Distributions Received*
Laudus International MarketMasters Fund (formerly Laudus International MarketMasters Fund, Select Shares)	$42,297,374	$5,092,187	($7,389,000)	($920,669)	$1,274,215	$40,354,107	1,762,958	$3,782,187
Laudus Small-Cap MarketMasters Fund, Select Shares	4,762,986	—	(4,146,773)	1,571,480	(2,187,693)	—	—	451,098
Laudus U.S. Large Cap Growth Fund	2,014,639	147,336	(1,170,000)	585,362	(554,224)	1,023,113	45,634	147,337
Schwab Core Equity Fund	37,609,025	4,591,155	(6,809,000)	14,799	(643,762)	34,762,217	1,589,493	4,591,155
Schwab Dividend Equity Fund	1,251,781	124,708	—	—	(14,739)	1,361,750	90,362	124,707
Schwab Global Real Estate Fund	11,999,919	469,290	(2,087,000)	66,408	2,013,068	12,461,685	1,490,632	469,290
Schwab Intermediate-Term Bond Fund	2,172,285	4,497	(2,194,795)	(116,114)	134,127	—	—	6,461
Schwab International Core Equity Fund	28,604,362	1,105,233	(3,780,000)	(575,200)	1,689,940	27,044,335	2,693,659	749,233
Schwab S&P 500 Index Fund	67,874,109	7,841,782	(17,206,000)	2,572,355	5,109,684	66,191,930	1,403,263	1,641,782
Schwab Short-Term Bond Index Fund	41,793,685	4,597,463	(2,515,000)	10,189	1,619,955	45,506,292	4,501,117	1,097,513
Schwab Small-Cap Equity Fund	9,244,311	2,469,200	—	—	(1,589,329)	10,124,182	606,965	1,709,201
Schwab Treasury Inflation Protected Securities Index Fund	22,816,392	5,416,754	(2,381,000)	(118,322)	1,816,919	27,550,743	2,435,963	596,753
Schwab U.S. Aggregate Bond Index Fund	108,887,806	8,512,662	(16,952,000)	(92,517)	8,656,397	109,012,348	10,502,153	3,229,880
Schwab U.S. Mid-Cap Index Fund	5,172,726	66,159	(660,000)	(30,143)	594,604	5,143,346	116,129	66,158
Schwab Variable Share Price Money Fund, Ultra Shares	26,047,493	6,456,437	(3,000,000)	(300)	8,118	29,511,748	29,496,999	647,846
Total	$412,548,893	$46,894,863	($70,290,568)	$2,967,328	$17,927,280	$410,047,796		$19,310,601
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Portfolio Holdings as of October 31, 2019 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$410,047,796	$—	$—	$410,047,796
Unaffiliated Underlying Funds[1]	134,663,173	—	—	134,663,173
Short-Term Investment[1]	—	3,493,567	—	3,493,567
Total	$544,710,969	$3,493,567	$—	$548,204,536
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in affiliated underlying funds, at value (cost $342,423,057)		$410,047,796
Investments in unaffiliated funds and issuers, at value (cost $130,642,539)		138,156,740
Receivables:
Investments sold		548,000
Dividends		494,473
Fund shares sold		95,675
Due from investment adviser		14,795
Interest		116
Prepaid expenses	+	15,047
Total assets		549,372,642
Liabilities
Payables:
Investments bought		470,187
Fund shares redeemed		163,742
Accrued expenses	+	48,287
Total liabilities		682,216
Net Assets
Total assets		549,372,642
Total liabilities	–	682,216
Net assets		$548,690,426
Net Assets by Source
Capital received from investors		451,218,328
Total distributable earnings		97,472,098

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$548,690,426		37,954,052		$14.46

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends received from affiliated underlying funds		$9,226,790
Dividends received from unaffiliated underlying funds		3,153,044
Interest	+	49,601
Total investment income		12,429,435
Expenses
Registration fees		35,239
Shareholder reports		34,445
Portfolio accounting fees		30,190
Professional fees		29,276
Transfer agent fees		11,046
Independent trustees’ fees		10,699
Custodian fees		4,441
Other expenses	+	10,613
Total expenses		165,949
Expense reduction by CSIM and its affiliates	–	165,949
Net expenses	–	—
Net investment income		12,429,435
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		10,083,811
Realized capital gain distributions received from unaffiliated underlying funds		2,464,884
Net realized gains on sales of affiliated underlying funds		2,967,328
Net realized gains on sales of unaffiliated underlying funds	+	2,348,037
Net realized gains		17,864,060
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		17,927,280
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	6,459,394
Net change in unrealized appreciation (depreciation)	+	24,386,674
Net realized and unrealized gains		42,250,734
Increase in net assets resulting from operations		$54,680,169

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$12,429,435	$11,910,803
Net realized gains		17,864,060	18,933,415
Net change in unrealized appreciation (depreciation)	+	24,386,674	(31,955,210)
Increase (decrease) in net assets from operations		54,680,169	(1,110,992)
Distributions to Shareholders
Total distributions		($29,733,328)	($31,941,953)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,237,831	$72,332,026	6,171,493	$88,636,849
Shares reinvested		2,194,423	27,913,053	2,123,917	30,180,858
Shares redeemed	+	(8,554,258)	(118,357,642)	(8,590,128)	(123,172,064)
Net transactions in fund shares		(1,122,004)	($18,112,563)	(294,718)	($4,354,357)
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		39,076,056	$541,856,148	39,370,774	$579,263,450
Total increase or decrease	+	(1,122,004)	6,834,278	(294,718)	(37,407,302)
End of period		37,954,052	$548,690,426	39,076,056	$541,856,148

Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$14.10	$14.71	$13.45	$14.11	$14.54
Income (loss) from investment operations:
Net investment income (loss)[1]	0.30	0.28	0.22	0.20	0.19
Net realized and unrealized gains (losses)	1.10	(0.34)	1.73	0.06	0.15
Total from investment operations	1.40	(0.06)	1.95	0.26	0.34
Less distributions:
Distributions from net investment income	(0.34)	(0.34)	(0.23)	(0.26)	(0.32)
Distributions from net realized gains	(0.42)	(0.21)	(0.46)	(0.66)	(0.45)
Total distributions	(0.76)	(0.55)	(0.69)	(0.92)	(0.77)
Net asset value at end of period	$14.74	$14.10	$14.71	$13.45	$14.11
Total return	10.79%	(0.53%)	15.17%	2.01%	2.36%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00%	0.00% [3]	0.00% [3]
Gross operating expenses[2]	0.03%	0.02%	0.03%	0.04%	0.04%
Net investment income (loss)	2.10%	1.88%	1.59%	1.53%	1.37%
Portfolio turnover rate	15%	13%	36% [4]	5%	21%
Net assets, end of period (x 1,000,000)	$577	$531	$521	$443	$409

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 26% without including these transactions. There were no transaction costs associated with these transactions.

Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 73.4% of net assets

Equity Funds 47.9%
Global Real Estate 2.9%
Schwab Global Real Estate Fund	2,028,554	16,958,713
International 16.2%
Laudus International MarketMasters Fund	2,470,866	56,558,130
Schwab International Core Equity Fund	3,694,346	37,091,229
		93,649,359
Large-Cap 24.9%
Laudus U.S. Large Cap Growth Fund *	300,107	6,728,398
Schwab Core Equity Fund	2,447,540	53,527,691
Schwab Dividend Equity Fund	137,137	2,066,652
Schwab S&P 500 Index Fund	1,723,066	81,277,045
		143,599,786
Mid-Cap 1.1%
Schwab U.S. Mid-Cap Index Fund	143,028	6,334,698
Small-Cap 2.8%
Schwab Small-Cap Equity Fund	954,032	15,913,251
		276,455,807

Fixed-Income Funds 21.8%
Inflation-Protected Bond 1.8%
Schwab Treasury Inflation Protected Securities Index Fund	922,138	10,429,385
Intermediate-Term Bond 14.2%
Schwab U.S. Aggregate Bond Index Fund	7,906,129	82,065,620
Short-Term Bond 5.8%
Schwab Short-Term Bond Index Fund	3,307,852	33,442,382
		125,937,387

Money Market Fund 3.7%
Schwab Variable Share Price Money Fund, Ultra Shares 1.85% (a)	21,380,817	21,391,508
Total Affiliated Underlying Funds
(Cost $364,414,953)		423,784,702

Unaffiliated Underlying Funds 25.8% of net assets

Equity Funds 9.4%
International 0.9%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	578,339	5,395,898
Security	Number of Shares	Value ($)
Large-Cap 7.6%
ClearBridge Large Cap Growth Fund, Class IS	372,445	19,985,410
Dodge & Cox Stock Fund	124,291	23,743,229
		43,728,639
Small-Cap 0.9%
ClearBridge Small Cap Growth Fund, Class IS *	132,166	5,027,597
		54,152,134

Fixed-Income Funds 16.4%
Intermediate-Term Bond 12.1%
Baird Aggregate Bond Fund, Institutional Class	1,084,266	12,219,678
Loomis Sayles Investment Grade Bond Fund, Class Y	1,232,021	14,045,043
Metropolitan West Total Return Bond Fund, Class I	3,915,978	43,389,032
		69,653,753
International Bond 4.3%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	2,224,271	25,000,805
		94,654,558
Total Unaffiliated Underlying Funds
(Cost $140,999,140)		148,806,692
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.7% of net assets

Time Deposit 0.7%
Sumitomo Mitsui Trust Bank, Limited
1.18%, 11/01/19 (b)	3,884,390	3,884,390
Total Short-Term Investment
(Cost $3,884,390)		3,884,390
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Portfolio Holdings as of October 31, 2019 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2019:
Affiliated Underlying Funds	Market Value at 10/31/18	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 10/31/19	Balance of Shares Held at 10/31/19	Distributions Received*
Laudus International MarketMasters Fund (formerly Laudus International MarketMasters Fund, Select Shares)	$53,312,231	$6,275,124	($3,700,000)	($985,460)	$1,656,235	$56,558,130	2,470,866	$4,767,124
Laudus Small-Cap MarketMasters Fund, Select Shares	7,069,753	—	(6,155,418)	911,224	(1,825,559)	—	—	669,570
Laudus U.S. Large Cap Growth Fund	6,814,896	498,394	(1,040,000)	267,833	187,275	6,728,398	300,107	498,394
Schwab Core Equity Fund	50,116,280	7,447,990	(3,850,000)	(530,738)	344,159	53,527,691	2,447,540	6,117,990
Schwab Dividend Equity Fund	3,057,934	290,127	(1,160,000)	143,533	(264,942)	2,066,652	137,137	290,127
Schwab Global Real Estate Fund	14,351,983	603,149	(610,000)	4,683	2,608,898	16,958,713	2,028,554	603,149
Schwab Intermediate-Term Bond Fund	5,369,067	11,115	(5,451,526)	(308,077)	379,421	—	—	24,425
Schwab International Core Equity Fund	35,575,439	3,191,826	(3,250,000)	(681,972)	2,255,936	37,091,229	3,694,346	931,826
Schwab S&P 500 Index Fund	74,538,000	6,333,890	(8,520,000)	1,077,834	7,847,321	81,277,045	1,723,066	1,803,889
Schwab Short-Term Bond Index Fund	26,132,096	6,654,265	(452,000)	(930)	1,108,951	33,442,382	3,307,852	754,300
Schwab Small-Cap Equity Fund	13,616,896	4,608,658	—	—	(2,312,303)	15,913,251	954,032	2,517,658
Schwab Treasury Inflation Protected Securities Index Fund	7,641,063	2,193,717	—	—	594,605	10,429,385	922,138	213,717
Schwab U.S. Aggregate Bond Index Fund	81,405,169	9,935,708	(15,580,000)	(165,684)	6,470,427	82,065,620	7,906,129	2,373,810
Schwab U.S. Mid-Cap Index Fund	6,178,798	79,026	(675,000)	30,323	721,551	6,334,698	143,028	79,026
Schwab Variable Share Price Money Fund, Ultra Shares	17,810,996	9,575,371	(6,000,000)	(275)	5,416	21,391,508	21,380,817	451,032
Total	$402,990,601	$57,698,360	($56,443,944)	($237,706)	$19,777,391	$423,784,702		$22,096,037
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Portfolio Holdings as of October 31, 2019 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$423,784,702	$—	$—	$423,784,702
Unaffiliated Underlying Funds[1]	148,806,692	—	—	148,806,692
Short-Term Investment[1]	—	3,884,390	—	3,884,390
Total	$572,591,394	$3,884,390	$—	$576,475,784
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

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Schwab Target 2025 Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in affiliated underlying funds, at value (cost $364,414,953)		$423,784,702
Investments in unaffiliated funds and issuers, at value (cost $144,883,530)		152,691,082
Receivables:
Investments sold		400,000
Dividends		402,067
Fund shares sold		376,450
Due from investment adviser		15,285
Interest		129
Prepaid expenses	+	9,649
Total assets		577,679,364
Liabilities
Payables:
Investments bought		385,749
Fund shares redeemed		149,832
Accrued expenses	+	48,979
Total liabilities		584,560
Net Assets
Total assets		577,679,364
Total liabilities	–	584,560
Net assets		$577,094,804
Net Assets by Source
Capital received from investors		488,566,410
Total distributable earnings		88,528,394

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$577,094,804		39,149,627		$14.74

Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends received from affiliated underlying funds		$8,236,472
Dividends received from unaffiliated underlying funds		3,240,381
Interest	+	52,081
Total investment income		11,528,934
Expenses
Shareholder reports		33,978
Registration fees		33,673
Portfolio accounting fees		30,268
Professional fees		29,369
Transfer agent fees		12,003
Independent trustees’ fees		10,699
Custodian fees		4,567
Other expenses	+	10,586
Total expenses		165,143
Expense reduction by CSIM and its affiliates	–	165,143
Net expenses	–	—
Net investment income		11,528,934
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		13,859,565
Realized capital gain distributions received from unaffiliated underlying funds		2,927,433
Net realized losses on sales of affiliated underlying funds		(237,706)
Net realized gains on sales of unaffiliated underlying funds	+	2,449,221
Net realized gains		18,998,513
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		19,777,391
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	6,113,973
Net change in unrealized appreciation (depreciation)	+	25,891,364
Net realized and unrealized gains		44,889,877
Increase in net assets resulting from operations		$56,418,811

Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$11,528,934	$10,383,036
Net realized gains		18,998,513	19,017,032
Net change in unrealized appreciation (depreciation)	+	25,891,364	(32,849,804)
Increase (decrease) in net assets from operations		56,418,811	(3,449,736)
Distributions to Shareholders
Total distributions		($28,587,026)	($19,662,842)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,370,762	$89,570,449	7,076,563	$103,937,522
Shares reinvested		2,152,966	27,536,429	1,306,745	18,987,000
Shares redeemed	+	(7,018,067)	(98,439,951)	(6,125,912)	(89,717,661)
Net transactions in fund shares		1,505,661	$18,666,927	2,257,396	$33,206,861
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		37,643,966	$530,596,092	35,386,570	$520,501,809
Total increase	+	1,505,661	46,498,712	2,257,396	10,094,283
End of period		39,149,627	$577,094,804	37,643,966	$530,596,092

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$15.24	$16.10	$14.51	$15.59	$15.77
Income (loss) from investment operations:
Net investment income (loss)[1]	0.30	0.29	0.23	0.22	0.21
Net realized and unrealized gains (losses)	1.21	(0.38)	2.18	0.01	0.17
Total from investment operations	1.51	(0.09)	2.41	0.23	0.38
Less distributions:
Distributions from net investment income	(0.37)	(0.39)	(0.24)	(0.30)	(0.36)
Distributions from net realized gains	(0.59)	(0.38)	(0.58)	(1.01)	(0.20)
Total distributions	(0.96)	(0.77)	(0.82)	(1.31)	(0.56)
Net asset value at end of period	$15.79	$15.24	$16.10	$14.51	$15.59
Total return	10.94%	(0.75%)	17.47%	1.72%	2.44%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00%	0.00% [3]	0.00% [3]
Gross operating expenses[2]	0.02%	0.02%	0.02%	0.03%	0.03%
Net investment income (loss)	2.00%	1.79%	1.53%	1.51%	1.36%
Portfolio turnover rate	17%	14%	30%	5%	19%
Net assets, end of period (x 1,000,000)	$999	$958	$966	$814	$789

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 73.2% of net assets

Equity Funds 55.8%
Global Real Estate 3.5%
Schwab Global Real Estate Fund	4,153,009	34,719,157
International 19.0%
Laudus International MarketMasters Fund	4,982,986	114,060,550
Schwab International Core Equity Fund	7,557,585	75,878,157
		189,938,707
Large-Cap 28.6%
Laudus U.S. Large Cap Growth Fund *	1,007,071	22,578,525
Schwab Core Equity Fund	4,788,058	104,714,833
Schwab Dividend Equity Fund	755,793	11,389,803
Schwab S&P 500 Index Fund	3,126,405	147,472,503
		286,155,664
Mid-Cap 1.3%
Schwab U.S. Mid-Cap Index Fund	285,642	12,651,067
Small-Cap 3.4%
Schwab Small-Cap Equity Fund	2,039,597	34,020,480
		557,485,075

Fixed-Income Funds 14.7%
Intermediate-Term Bond 10.5%
Schwab U.S. Aggregate Bond Index Fund	10,107,673	104,917,645
Short-Term Bond 4.2%
Schwab Short-Term Bond Index Fund	4,139,252	41,847,840
		146,765,485

Money Market Fund 2.7%
Schwab Variable Share Price Money Fund, Ultra Shares 1.85% (a)	26,478,322	26,491,561
Total Affiliated Underlying Funds
(Cost $577,528,756)		730,742,121

Unaffiliated Underlying Funds 26.1% of net assets

Equity Funds 11.3%
International 1.8%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	1,916,962	17,885,253
Security	Number of Shares	Value ($)
Large-Cap 8.4%
ClearBridge Large Cap Growth Fund, Class IS	672,732	36,098,791
Dodge & Cox Stock Fund	248,203	47,414,301
		83,513,092
Small-Cap 1.1%
ClearBridge Small Cap Growth Fund, Class IS *	301,610	11,473,233
		112,871,578

Fixed-Income Funds 14.8%
Intermediate-Term Bond 10.4%
Baird Aggregate Bond Fund, Institutional Class	1,192,567	13,440,232
Loomis Sayles Investment Grade Bond Fund, Class Y	2,459,033	28,032,971
Metropolitan West Total Return Bond Fund, Class I	5,637,747	62,466,240
		103,939,443
International Bond 4.4%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	3,950,196	44,400,207
		148,339,650
Total Unaffiliated Underlying Funds
(Cost $248,333,384)		261,211,228
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.5% of net assets

Time Deposit 0.5%
Sumitomo Mitsui Trust Bank, Limited
1.18%, 11/01/19 (b)	5,107,666	5,107,666
Total Short-Term Investment
(Cost $5,107,666)		5,107,666
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Portfolio Holdings as of October 31, 2019 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2019:
Affiliated Underlying Funds	Market Value at 10/31/18	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 10/31/19	Balance of Shares Held at 10/31/19	Distributions Received*
Laudus International MarketMasters Fund (formerly Laudus International MarketMasters Fund, Select Shares)	$110,490,799	$11,199,972	($9,013,000)	($2,150,222)	$3,533,001	$114,060,550	4,982,986	$9,879,972
Laudus Small-Cap MarketMasters Fund, Select Shares	16,455,997	—	(14,294,256)	3,969,076	(6,130,817)	—	—	1,558,534
Laudus U.S. Large Cap Growth Fund	23,310,863	2,814,795	(5,290,000)	1,568,684	174,183	22,578,525	1,007,071	1,704,794
Schwab Core Equity Fund	101,074,859	14,858,803	(10,868,000)	(1,082,139)	731,310	104,714,833	4,788,058	12,338,804
Schwab Dividend Equity Fund	11,807,908	1,159,581	(1,340,000)	74,914	(312,600)	11,389,803	755,793	1,159,580
Schwab Global Real Estate Fund	29,766,078	2,157,291	(2,744,000)	36,164	5,503,624	34,719,157	4,153,009	1,257,290
Schwab Intermediate-Term Bond Fund	10,993,288	21,288	(11,141,018)	(616,980)	743,422	—	—	54,076
Schwab International Core Equity Fund	74,293,443	3,629,963	(5,210,000)	(1,079,361)	4,244,112	75,878,157	7,557,585	1,945,964
Schwab S&P 500 Index Fund	143,196,912	4,738,193	(16,466,001)	3,184,614	12,818,785	147,472,503	3,126,405	3,433,192
Schwab Short-Term Bond Index Fund	29,946,008	11,063,872	(540,000)	(599)	1,378,559	41,847,840	4,139,252	933,916
Schwab Small-Cap Equity Fund	30,646,887	10,746,389	(2,380,000)	(353,399)	(4,639,397)	34,020,480	2,039,597	5,481,389
Schwab U.S. Aggregate Bond Index Fund	110,719,822	13,735,376	(27,852,000)	(249,787)	8,564,234	104,917,645	10,107,673	3,102,548
Schwab U.S. Mid-Cap Index Fund	13,031,474	166,670	(2,031,000)	4,081	1,479,842	12,651,067	285,642	166,671
Schwab Variable Share Price Money Fund, Ultra Shares	25,544,851	6,339,780	(5,400,000)	(541)	7,471	26,491,561	26,478,322	564,046
Total	$731,279,189	$82,631,973	($114,569,275)	$3,304,505	$28,095,729	$730,742,121		$43,580,776
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Portfolio Holdings as of October 31, 2019 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$730,742,121	$—	$—	$730,742,121
Unaffiliated Underlying Funds[1]	261,211,228	—	—	261,211,228
Short-Term Investment[1]	—	5,107,666	—	5,107,666
Total	$991,953,349	$5,107,666	$—	$997,061,015
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in affiliated underlying funds, at value (cost $577,528,756)		$730,742,121
Investments in unaffiliated funds and issuers, at value (cost $253,441,050)		266,318,894
Receivables:
Investments sold		856,000
Fund shares sold		916,379
Dividends		543,422
Due from investment adviser		18,523
Interest		170
Prepaid expenses	+	17,945
Total assets		999,413,454
Liabilities
Payables:
Investments bought		524,288
Fund shares redeemed		144,389
Accrued expenses	+	63,860
Total liabilities		732,537
Net Assets
Total assets		999,413,454
Total liabilities	–	732,537
Net assets		$998,680,917
Net Assets by Source
Capital received from investors		787,898,356
Total distributable earnings		210,782,561

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$998,680,917		63,252,383		$15.79

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends received from affiliated underlying funds		$13,657,164
Dividends received from unaffiliated underlying funds		5,624,104
Interest	+	93,915
Total investment income		19,375,183
Expenses
Shareholder reports		59,988
Registration fees		38,556
Portfolio accounting fees		35,158
Professional fees		31,837
Transfer agent fees		15,043
Independent trustees’ fees		12,846
Custodian fees		4,499
Other expenses	+	15,331
Total expenses		213,258
Expense reduction by CSIM and its affiliates	–	213,258
Net expenses	–	—
Net investment income		19,375,183
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		29,923,612
Realized capital gain distributions received from unaffiliated underlying funds		5,782,934
Net realized gains on sales of affiliated underlying funds		3,304,505
Net realized gains on sales of unaffiliated underlying funds	+	5,505,327
Net realized gains		44,516,378
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		28,095,729
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	8,373,742
Net change in unrealized appreciation (depreciation)	+	36,469,471
Net realized and unrealized gains		80,985,849
Increase in net assets resulting from operations		$100,361,032

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$19,375,183	$18,017,017
Net realized gains		44,516,378	44,147,723
Net change in unrealized appreciation (depreciation)	+	36,469,471	(69,355,712)
Increase (decrease) in net assets from operations		100,361,032	(7,190,972)
Distributions to Shareholders
Total distributions		($59,673,092)	($46,459,999)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,655,676	$100,210,585	9,135,640	$146,351,661
Shares reinvested		4,238,554	57,474,786	2,837,651	44,778,141
Shares redeemed	+	(10,487,734)	(157,448,421)	(9,152,781)	(145,893,558)
Net transactions in fund shares		406,496	$236,950	2,820,510	$45,236,244
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		62,845,887	$957,756,027	60,025,377	$966,170,754
Total increase or decrease	+	406,496	40,924,890	2,820,510	(8,414,727)
End of period		63,252,383	$998,680,917	62,845,887	$957,756,027

Schwab Target Funds  |  Annual Report
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Schwab Target 2035 Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$14.94	$15.58	$13.82	$14.70	$15.23
Income (loss) from investment operations:
Net investment income (loss)[1]	0.28	0.27	0.21	0.20	0.19
Net realized and unrealized gains (losses)	1.19	(0.38)	2.32	0.01	0.17
Total from investment operations	1.47	(0.11)	2.53	0.21	0.36
Less distributions:
Distributions from net investment income	(0.36)	(0.39)	(0.22)	(0.28)	(0.35)
Distributions from net realized gains	(0.59)	(0.14)	(0.55)	(0.81)	(0.54)
Total distributions	(0.95)	(0.53)	(0.77)	(1.09)	(0.89)
Net asset value at end of period	$15.46	$14.94	$15.58	$13.82	$14.70
Total return	10.90%	(0.88%)	19.19%	1.63%	2.43%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00% [3]	0.00%	0.00% [3]	0.00% [3]
Gross operating expenses[2]	0.03%	0.03%	0.04%	0.04%	0.05%
Net investment income (loss)	1.87%	1.70%	1.48%	1.46%	1.28%
Portfolio turnover rate	15%	14%	24%	3%	14%
Net assets, end of period (x 1,000,000)	$483	$447	$440	$361	$337

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
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Schwab Target 2035 Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 74.9% of net assets

Equity Funds 62.3%
Global Real Estate 3.9%
Schwab Global Real Estate Fund	2,229,957	18,642,442
International 21.1%
Laudus International MarketMasters Fund	2,660,729	60,904,081
Schwab International Core Equity Fund	4,085,406	41,017,479
		101,921,560
Large-Cap 31.9%
Laudus U.S. Large Cap Growth Fund *	738,975	16,567,813
Schwab Core Equity Fund	2,544,433	55,646,758
Schwab Dividend Equity Fund	539,130	8,124,685
Schwab S&P 500 Index Fund	1,565,786	73,858,143
		154,197,399
Mid-Cap 1.4%
Schwab U.S. Mid-Cap Index Fund	154,484	6,842,087
Small-Cap 4.0%
Schwab Small-Cap Equity Fund	1,172,619	19,559,286
		301,162,774

Fixed-Income Funds 10.7%
Intermediate-Term Bond 7.7%
Schwab U.S. Aggregate Bond Index Fund	3,551,967	36,869,413
Short-Term Bond 3.0%
Schwab Short-Term Bond Index Fund	1,432,821	14,485,816
		51,355,229

Money Market Fund 1.9%
Schwab Variable Share Price Money Fund, Ultra Shares 1.85% (a)	9,177,831	9,182,420
Total Affiliated Underlying Funds
(Cost $303,571,547)		361,700,423

Unaffiliated Underlying Funds 24.5% of net assets

Equity Funds 12.6%
International 2.7%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	1,393,465	13,001,028
Security	Number of Shares	Value ($)
Large-Cap 8.6%
ClearBridge Large Cap Growth Fund, Class IS	306,151	16,428,063
Dodge & Cox Stock Fund	131,687	25,156,251
		41,584,314
Small-Cap 1.3%
ClearBridge Small Cap Growth Fund, Class IS *	167,749	6,381,181
		60,966,523

Fixed-Income Funds 11.9%
Intermediate-Term Bond 8.4%
Baird Aggregate Bond Fund, Institutional Class	332,553	3,747,874
Loomis Sayles Investment Grade Bond Fund, Class Y	1,175,275	13,398,131
Metropolitan West Total Return Bond Fund, Class I	2,125,180	23,546,992
		40,692,997
International Bond 3.5%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	1,505,735	16,924,467
		57,617,464
Total Unaffiliated Underlying Funds
(Cost $113,123,294)		118,583,987
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.6% of net assets

Time Deposit 0.6%
Barclays Bank, plc
1.18%, 11/01/19 (b)	2,691,003	2,691,003
Total Short-Term Investment
(Cost $2,691,003)		2,691,003
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

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Schwab Target 2035 Fund
Portfolio Holdings as of October 31, 2019 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2019:
Affiliated Underlying Funds	Market Value at 10/31/18	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 10/31/19	Balance of Shares Held at 10/31/19	Distributions Received*
Laudus International MarketMasters Fund (formerly Laudus International MarketMasters Fund, Select Shares)	$56,824,717	$6,661,207	($3,450,000)	($816,445)	$1,684,602	$60,904,081	2,660,729	$5,081,207
Laudus Small-Cap MarketMasters Fund, Select Shares	8,812,243	—	(7,673,138)	569,039	(1,708,144)	—	—	834,600
Laudus U.S. Large Cap Growth Fund	16,166,919	1,182,336	(2,035,000)	422,326	831,232	16,567,813	738,975	1,182,336
Schwab Core Equity Fund	51,407,707	7,645,642	(3,311,000)	(309,802)	214,211	55,646,758	2,544,433	6,275,642
Schwab Dividend Equity Fund	8,085,170	797,747	(640,000)	(24,001)	(94,231)	8,124,685	539,130	797,747
Schwab Global Real Estate Fund	15,561,834	1,598,957	(1,433,000)	21,747	2,892,904	18,642,442	2,229,957	668,957
Schwab Intermediate-Term Bond Fund	4,512,914	9,343	(4,571,504)	(245,433)	294,680	—	—	21,493
Schwab International Core Equity Fund	38,322,205	2,773,771	(1,790,000)	(346,825)	2,058,328	41,017,479	4,085,406	1,003,771
Schwab S&P 500 Index Fund	68,710,085	3,398,054	(6,099,000)	892,145	6,956,859	73,858,143	1,565,786	1,658,054
Schwab Short-Term Bond Index Fund	9,286,817	4,805,431	(68,000)	(83)	461,651	14,485,816	1,432,821	315,446
Schwab Small-Cap Equity Fund	16,786,714	6,228,732	(513,000)	(221,380)	(2,721,780)	19,559,286	1,172,619	3,103,732
Schwab U.S. Aggregate Bond Index Fund	36,642,517	5,265,603	(7,881,000)	(81,302)	2,923,595	36,869,413	3,551,967	1,067,649
Schwab U.S. Mid-Cap Index Fund	6,548,956	83,760	(560,000)	(2,972)	772,343	6,842,087	154,484	83,760
Schwab Variable Share Price Money Fund, Ultra Shares	9,552,861	6,597,408	(6,970,000)	92	2,059	9,182,420	9,177,831	195,749
Total	$347,221,659	$47,047,991	($46,994,642)	($142,894)	$14,568,309	$361,700,423		$22,290,143
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$361,700,423	$—	$—	$361,700,423
Unaffiliated Underlying Funds[1]	118,583,987	—	—	118,583,987
Short-Term Investment[1]	—	2,691,003	—	2,691,003
Total	$480,284,410	$2,691,003	$—	$482,975,413
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

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Schwab Target 2035 Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in affiliated underlying funds, at value (cost $303,571,547)		$361,700,423
Investments in unaffiliated funds and issuers, at value (cost $115,814,297)		121,274,990
Receivables:
Fund shares sold		852,657
Dividends		196,215
Due from investment adviser		16,803
Prepaid expenses	+	9,667
Total assets		484,050,755
Liabilities
Payables:
Investments bought		189,763
Fund shares redeemed		620,335
Accrued expenses	+	49,801
Total liabilities		859,899
Net Assets
Total assets		484,050,755
Total liabilities	–	859,899
Net assets		$483,190,856
Net Assets by Source
Capital received from investors		398,891,010
Total distributable earnings		84,299,846

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$483,190,856		31,259,584		$15.46

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Schwab Target 2035 Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends received from affiliated underlying funds		$6,193,810
Dividends received from unaffiliated underlying funds		2,410,670
Interest	+	43,418
Total investment income		8,647,898
Expenses
Shareholder reports		34,728
Registration fees		30,960
Portfolio accounting fees		29,167
Professional fees		28,860
Transfer agent fees		12,640
Independent trustees’ fees		10,257
Custodian fees		4,500
Other expenses	+	9,283
Total expenses		160,395
Expense reduction by CSIM and its affiliates	–	160,395
Net expenses	–	—
Net investment income		8,647,898
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		16,096,333
Realized capital gain distributions received from unaffiliated underlying funds		2,835,321
Net realized losses on sales of affiliated underlying funds		(142,894)
Net realized gains on sales of unaffiliated underlying funds	+	2,183,871
Net realized gains		20,972,631
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		14,568,309
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	3,446,416
Net change in unrealized appreciation (depreciation)	+	18,014,725
Net realized and unrealized gains		38,987,356
Increase in net assets resulting from operations		$47,635,254

Schwab Target Funds  |  Annual Report
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Schwab Target 2035 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$8,647,898	$7,874,452
Net realized gains		20,972,631	21,247,068
Net change in unrealized appreciation (depreciation)	+	18,014,725	(33,709,353)
Increase (decrease) in net assets from operations		47,635,254	(4,587,833)
Distributions to Shareholders
Total distributions		($27,960,017)	($14,879,119)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,397,034	$64,804,146	4,706,172	$73,978,844
Shares reinvested		2,053,408	27,084,446	927,015	14,405,805
Shares redeemed	+	(5,092,947)	(75,084,216)	(3,969,741)	(62,287,162)
Net transactions in fund shares		1,357,495	$16,804,376	1,663,446	$26,097,487
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		29,902,089	$446,711,243	28,238,643	$440,080,708
Total increase	+	1,357,495	36,479,613	1,663,446	6,630,535
End of period		31,259,584	$483,190,856	29,902,089	$446,711,243

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Schwab Target 2040 Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$16.27	$17.14	$15.12	$16.42	$16.77
Income (loss) from investment operations:
Net investment income (loss)[1]	0.28	0.28	0.23	0.22	0.21
Net realized and unrealized gains (losses)	1.28	(0.45)	2.78	(0.03) [2]	0.20
Total from investment operations	1.56	(0.17)	3.01	0.19	0.41
Less distributions:
Distributions from net investment income	(0.39)	(0.44)	(0.24)	(0.32)	(0.39)
Distributions from net realized gains	(0.83)	(0.26)	(0.75)	(1.17)	(0.37)
Total distributions	(1.22)	(0.70)	(0.99)	(1.49)	(0.76)
Net asset value at end of period	$16.61	$16.27	$17.14	$15.12	$16.42
Total return	10.90%	(1.17%)	21.02%	1.38%	2.48%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[3]	0.00%	0.00% [4]	0.00%	0.00% [4]	0.00% [4]
Gross operating expenses[3]	0.02%	0.02%	0.02%	0.03%	0.03%
Net investment income (loss)	1.78%	1.65%	1.44%	1.45%	1.27%
Portfolio turnover rate	15%	17%	21%	4%	13%
Net assets, end of period (x 1,000,000)	$1,012	$962	$998	$841	$834

1
Calculated based on the average shares outstanding during the period.
2
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
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Schwab Target 2040 Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 76.5% of net assets

Equity Funds 68.0%
Global Real Estate 4.2%
Schwab Global Real Estate Fund	5,085,418	42,514,092
International 23.1%
Laudus International MarketMasters Fund	6,136,016	140,453,404
Schwab International Core Equity Fund	9,254,020	92,910,361
		233,363,765
Large-Cap 34.6%
Laudus U.S. Large Cap Growth Fund *	2,168,544	48,618,750
Schwab Core Equity Fund	5,737,267	125,474,027
Schwab Dividend Equity Fund	1,534,339	23,122,489
Schwab S&P 500 Index Fund	3,248,965	153,253,679
		350,468,945
Mid-Cap 1.5%
Schwab U.S. Mid-Cap Index Fund	334,980	14,836,274
Small-Cap 4.6%
Schwab Small-Cap Equity Fund	2,801,267	46,725,134
		687,908,210

Fixed-Income Funds 7.3%
Intermediate-Term Bond 5.2%
Schwab U.S. Aggregate Bond Index Fund	5,052,904	52,449,147
Short-Term Bond 2.1%
Schwab Short-Term Bond Index Fund	2,057,967	20,806,043
		73,255,190

Money Market Fund 1.2%
Schwab Variable Share Price Money Fund, Ultra Shares 1.85% (a)	12,547,436	12,553,710
Total Affiliated Underlying Funds
(Cost $599,372,822)		773,717,110

Unaffiliated Underlying Funds 23.0% of net assets

Equity Funds 13.9%
International 3.6%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	3,906,953	36,451,873
Security	Number of Shares	Value ($)
Large-Cap 8.8%
ClearBridge Large Cap Growth Fund, Class IS	596,075	31,985,384
Dodge & Cox Stock Fund	297,536	56,838,322
		88,823,706
Small-Cap 1.5%
ClearBridge Small Cap Growth Fund, Class IS *	414,290	15,759,582
		141,035,161

Fixed-Income Funds 9.1%
Intermediate-Term Bond 6.6%
Baird Aggregate Bond Fund, Institutional Class	439,838	4,956,979
Loomis Sayles Investment Grade Bond Fund, Class Y	2,221,940	25,330,113
Metropolitan West Total Return Bond Fund, Class I	3,243,712	35,940,328
		66,227,420
International Bond 2.5%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	2,256,842	25,366,904
		91,594,324
Total Unaffiliated Underlying Funds
(Cost $223,633,949)		232,629,485
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.5% of net assets

Time Deposit 0.5%
JPMorgan Chase Bank
1.18%, 11/01/19 (b)	5,052,385	5,052,385
Total Short-Term Investment
(Cost $5,052,385)		5,052,385
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2040 Fund
Portfolio Holdings as of October 31, 2019 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2019:
Affiliated Underlying Funds	Market Value at 10/31/18	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 10/31/19	Balance of Shares Held at 10/31/19	Distributions Received*
Laudus International MarketMasters Fund (formerly Laudus International MarketMasters Fund, Select Shares)	$134,778,808	$14,341,781	($10,559,000)	($2,390,512)	$4,282,327	$140,453,404	6,136,016	$12,051,781
Laudus Small-Cap MarketMasters Fund, Select Shares	22,189,201	—	(19,463,678)	4,677,167	(7,402,690)	—	—	2,008,118
Laudus U.S. Large Cap Growth Fund	47,924,048	3,504,831	(6,480,000)	1,489,235	2,180,636	48,618,750	2,168,544	3,504,832
Schwab Core Equity Fund	120,028,711	14,652,612	(8,666,000)	(578,210)	36,914	125,474,027	5,737,267	14,652,611
Schwab Dividend Equity Fund	24,329,779	2,268,599	(3,227,000)	257,767	(506,656)	23,122,489	1,534,339	2,268,598
Schwab Global Real Estate Fund	38,335,191	2,474,850	(5,166,000)	106,196	6,763,855	42,514,092	5,085,418	1,584,850
Schwab Intermediate-Term Bond Fund	9,085,987	18,522	(9,206,769)	(404,379)	506,639	—	—	49,025
Schwab International Core Equity Fund	88,943,233	3,869,685	(3,800,000)	(673,544)	4,570,987	92,910,361	9,254,020	2,329,685
Schwab S&P 500 Index Fund	144,466,135	3,486,136	(11,573,500)	2,793,506	14,081,402	153,253,679	3,248,965	3,486,136
Schwab Short-Term Bond Index Fund	9,624,727	10,551,651	—	—	629,665	20,806,043	2,057,967	431,673
Schwab Small-Cap Equity Fund	40,892,761	13,110,752	—	—	(7,278,379)	46,725,134	2,801,267	7,560,752
Schwab U.S. Aggregate Bond Index Fund	51,342,363	5,061,196	(8,040,000)	(45,407)	4,130,995	52,449,147	5,052,904	1,542,458
Schwab U.S. Mid-Cap Index Fund	14,834,037	189,725	(2,013,000)	115,224	1,710,288	14,836,274	334,980	189,725
Schwab Variable Share Price Money Fund, Ultra Shares	16,764,074	2,785,548	(7,000,000)	(100)	4,188	12,553,710	12,547,436	279,507
Total	$763,539,055	$76,315,888	($95,194,947)	$5,346,943	$23,710,171	$773,717,110		$51,939,751
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$773,717,110	$—	$—	$773,717,110
Unaffiliated Underlying Funds[1]	232,629,485	—	—	232,629,485
Short-Term Investment[1]	—	5,052,385	—	5,052,385
Total	$1,006,346,595	$5,052,385	$—	$1,011,398,980
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2040 Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in affiliated underlying funds, at value (cost $599,372,822)		$773,717,110
Investments in unaffiliated funds and issuers, at value (cost $228,686,334)		237,681,870
Receivables:
Fund shares sold		650,201
Dividends		286,957
Due from investment adviser		20,180
Interest		168
Prepaid expenses	+	17,487
Total assets		1,012,373,973
Liabilities
Payables:
Investments bought		278,141
Fund shares redeemed		458,860
Accrued expenses	+	79,020
Total liabilities		816,021
Net Assets
Total assets		1,012,373,973
Total liabilities	–	816,021
Net assets		$1,011,557,952
Net Assets by Source
Capital received from investors		773,944,834
Total distributable earnings		237,613,118

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,011,557,952		60,913,365		$16.61

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Schwab Target 2040 Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends received from affiliated underlying funds		$12,819,465
Dividends received from unaffiliated underlying funds		4,606,960
Interest	+	88,876
Total investment income		17,515,301
Expenses
Shareholder reports		86,031
Registration fees		35,601
Portfolio accounting fees		35,308
Professional fees		31,878
Transfer agent fees		20,395
Independent trustees’ fees		12,924
Custodian fees		3,965
Other expenses	+	15,508
Total expenses		241,610
Expense reduction by CSIM and its affiliates	–	241,610
Net expenses	–	—
Net investment income		17,515,301
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		39,120,286
Realized capital gain distributions received from unaffiliated underlying funds		6,501,815
Net realized gains on sales of affiliated underlying funds		5,346,943
Net realized gains on sales of unaffiliated underlying funds	+	7,641,314
Net realized gains		58,610,358
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		23,710,171
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	2,277,026
Net change in unrealized appreciation (depreciation)	+	25,987,197
Net realized and unrealized gains		84,597,555
Increase in net assets resulting from operations		$102,112,856

Schwab Target Funds  |  Annual Report
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Schwab Target 2040 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$17,515,301	$16,982,141
Net realized gains		58,610,358	58,476,900
Net change in unrealized appreciation (depreciation)	+	25,987,197	(85,759,177)
Increase (decrease) in net assets from operations		102,112,856	(10,300,136)
Distributions to Shareholders
Total distributions		($71,258,344)	($40,865,355)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,025,941	$95,176,212	6,706,755	$115,547,716
Shares reinvested		4,962,246	69,868,426	2,349,847	39,947,404
Shares redeemed	+	(9,203,118)	(146,239,888)	(8,162,708)	(140,666,145)
Net transactions in fund shares		1,785,069	$18,804,750	893,894	$14,828,975
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		59,128,296	$961,898,690	58,234,402	$998,235,206
Total increase or decrease	+	1,785,069	49,659,262	893,894	(36,336,516)
End of period		60,913,365	$1,011,557,952	59,128,296	$961,898,690

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2045 Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$13.35	$13.92	$12.00	$12.51	$12.67
Income (loss) from investment operations:
Net investment income (loss)[1]	0.22	0.21	0.17	0.16	0.14
Net realized and unrealized gains (losses)	1.09	(0.39)	2.37	0.00 [2]	0.15
Total from investment operations	1.31	(0.18)	2.54	0.16	0.29
Less distributions:
Distributions from net investment income	(0.31)	(0.36)	(0.18)	(0.23)	(0.29)
Distributions from net realized gains	(0.47)	(0.03)	(0.44)	(0.44)	(0.16)
Total distributions	(0.78)	(0.39)	(0.62)	(0.67)	(0.45)
Net asset value at end of period	$13.88	$13.35	$13.92	$12.00	$12.51
Total return	10.91%	(1.43%)	22.11%	1.40%	2.37%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[3]	0.00%	0.00% [4]	0.00%	0.00% [4]	0.00% [4]
Gross operating expenses[3]	0.08%	0.06%	0.10%	0.13%	0.20%
Net investment income (loss)	1.65%	1.52%	1.31%	1.34%	1.09%
Portfolio turnover rate	8%	12%	11%	1%	10%
Net assets, end of period (x 1,000,000)	$162	$139	$121	$82	$66

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2045 Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 78.1% of net assets

Equity Funds 72.6%
Global Real Estate 4.6%
Schwab Global Real Estate Fund	898,084	7,507,982
International 24.4%
Laudus International MarketMasters Fund	1,044,566	23,910,113
Schwab International Core Equity Fund	1,561,340	15,675,852
		39,585,965
Large-Cap 36.8%
Laudus U.S. Large Cap Growth Fund *	435,855	9,771,857
Schwab Core Equity Fund	954,323	20,871,037
Schwab Dividend Equity Fund	305,869	4,609,450
Schwab S&P 500 Index Fund	516,116	24,345,193
		59,597,537
Mid-Cap 1.6%
Schwab U.S. Mid-Cap Index Fund	60,391	2,674,726
Small-Cap 5.2%
Schwab Small-Cap Equity Fund	501,048	8,357,484
		117,723,694

Fixed-Income Funds 4.8%
Intermediate-Term Bond 3.5%
Schwab U.S. Aggregate Bond Index Fund	548,691	5,695,409
Short-Term Bond 1.3%
Schwab Short-Term Bond Index Fund	207,349	2,096,302
		7,791,711

Money Market Fund 0.7%
Schwab Variable Share Price Money Fund, Ultra Shares 1.85% (a)	1,077,809	1,078,348
Total Affiliated Underlying Funds
(Cost $115,936,470)		126,593,753

Unaffiliated Underlying Funds 21.2% of net assets

Equity Funds 14.7%
International 4.4%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	766,355	7,150,093
Security	Number of Shares	Value ($)
Large-Cap 8.6%
ClearBridge Large Cap Growth Fund, Class IS	79,502	4,266,050
Dodge & Cox Stock Fund	50,956	9,734,185
		14,000,235
Small-Cap 1.7%
ClearBridge Small Cap Growth Fund, Class IS *	70,420	2,678,796
		23,829,124

Fixed-Income Funds 6.5%
Intermediate-Term Bond 4.7%
Baird Aggregate Bond Fund, Institutional Class	32,639	367,843
Loomis Sayles Investment Grade Bond Fund, Class Y	282,722	3,223,030
Metropolitan West Total Return Bond Fund, Class I	360,494	3,994,270
		7,585,143
International Bond 1.8%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	252,985	2,843,552
		10,428,695
Total Unaffiliated Underlying Funds
(Cost $33,316,664)		34,257,819
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.6% of net assets

Time Deposit 0.6%
JPMorgan Chase Bank
1.18%, 11/01/19 (b)	934,126	934,126
Total Short-Term Investment
(Cost $934,126)		934,126
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2045 Fund
Portfolio Holdings as of October 31, 2019 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2019:
Affiliated Underlying Funds	Market Value at 10/31/18	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 10/31/19	Balance of Shares Held at 10/31/19	Distributions Received*
Laudus International MarketMasters Fund (formerly Laudus International MarketMasters Fund, Select Shares)	$20,550,044	$2,979,756	$—	$—	$380,313	$23,910,113	1,044,566	$1,865,756
Laudus Small-Cap MarketMasters Fund, Select Shares	3,335,103	—	(2,904,226)	(319,552)	(111,325)	—	—	315,865
Laudus U.S. Large Cap Growth Fund	8,641,161	1,256,982	(941,000)	125,900	688,814	9,771,857	435,855	654,982
Schwab Core Equity Fund	17,943,628	2,884,387	—	—	43,022	20,871,037	954,323	2,234,387
Schwab Dividend Equity Fund	4,092,578	561,718	—	—	(44,846)	4,609,450	305,869	407,718
Schwab Global Real Estate Fund	5,847,007	558,920	—	—	1,102,055	7,507,982	898,084	258,921
Schwab Intermediate-Term Bond Fund	862,227	1,785	(875,097)	(36,901)	47,986	—	—	5,249
Schwab International Core Equity Fund	13,851,897	1,192,822	—	—	631,133	15,675,852	1,561,340	362,822
Schwab S&P 500 Index Fund	21,077,950	1,088,635	(392,000)	41,870	2,528,738	24,345,193	516,116	508,635
Schwab Short-Term Bond Index Fund	755,748	1,281,276	—	—	59,278	2,096,302	207,349	41,278
Schwab Small-Cap Equity Fund	6,320,366	3,154,881	—	—	(1,117,763)	8,357,484	501,048	1,207,881
Schwab U.S. Aggregate Bond Index Fund	5,031,351	1,054,790	(810,000)	7,080	412,188	5,695,409	548,691	156,796
Schwab U.S. Mid-Cap Index Fund	2,126,038	282,192	—	—	266,496	2,674,726	60,391	27,192
Schwab Variable Share Price Money Fund, Ultra Shares	2,269,522	428,383	(1,620,000)	35	408	1,078,348	1,077,809	27,019
Total	$112,704,620	$16,726,527	($7,542,323)	($181,568)	$4,886,497	$126,593,753		$8,074,501
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$126,593,753	$—	$—	$126,593,753
Unaffiliated Underlying Funds[1]	34,257,819	—	—	34,257,819
Short-Term Investment[1]	—	934,126	—	934,126
Total	$160,851,572	$934,126	$—	$161,785,698
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2045 Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in affiliated underlying funds, at value (cost $115,936,470)		$126,593,753
Investments in unaffiliated funds and issuers, at value (cost $34,250,790)		35,191,945
Receivables:
Fund shares sold		300,042
Dividends		30,690
Due from investment adviser		12,209
Prepaid expenses	+	6,032
Total assets		162,134,671
Liabilities
Payables:
Investments bought		30,015
Fund shares redeemed		52,719
Accrued expenses	+	35,179
Total liabilities		117,913
Net Assets
Total assets		162,134,671
Total liabilities	–	117,913
Net assets		$162,016,758
Net Assets by Source
Capital received from investors		144,392,188
Total distributable earnings		17,624,570

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$162,016,758		11,676,524		$13.88

Schwab Target Funds  |  Annual Report
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Schwab Target 2045 Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends received from affiliated underlying funds		$1,854,013
Dividends received from unaffiliated underlying funds		608,103
Interest	+	16,312
Total investment income		2,478,428
Expenses
Professional fees		27,060
Registration fees		24,787
Shareholder reports		20,394
Portfolio accounting fees		16,529
Independent trustees’ fees		8,676
Transfer agent fees		4,562
Custodian fees		4,232
Other expenses	+	6,045
Total expenses		112,285
Expense reduction by CSIM and its affiliates	–	112,285
Net expenses	–	—
Net investment income		2,478,428
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		6,220,488
Realized capital gain distributions received from unaffiliated underlying funds		949,012
Net realized losses on sales of affiliated underlying funds		(181,568)
Net realized losses on sales of unaffiliated underlying funds	+	(360,696)
Net realized gains		6,627,236
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		4,886,497
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	1,564,440
Net change in unrealized appreciation (depreciation)	+	6,450,937
Net realized and unrealized gains		13,078,173
Increase in net assets resulting from operations		$15,556,601

Schwab Target Funds  |  Annual Report
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Schwab Target 2045 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$2,478,428	$2,092,475
Net realized gains		6,627,236	6,261,986
Net change in unrealized appreciation (depreciation)	+	6,450,937	(11,064,418)
Increase (decrease) in net assets from operations		15,556,601	(2,709,957)
Distributions to Shareholders
Total distributions		($8,203,160)	($3,508,200)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,379,015	$31,439,276	2,900,247	$41,054,579
Shares reinvested		685,490	8,033,942	244,001	3,416,012
Shares redeemed	+	(1,786,094)	(23,623,378)	(1,449,612)	(20,558,109)
Net transactions in fund shares		1,278,411	$15,849,840	1,694,636	$23,912,482
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		10,398,113	$138,813,477	8,703,477	$121,119,152
Total increase	+	1,278,411	23,203,281	1,694,636	17,694,325
End of period		11,676,524	$162,016,758	10,398,113	$138,813,477

Schwab Target Funds  |  Annual Report
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Schwab Target 2050 Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$13.49	$14.07	$12.08	$12.60	$12.75
Income (loss) from investment operations:
Net investment income (loss)[1]	0.21	0.21	0.16	0.15	0.13
Net realized and unrealized gains (losses)	1.11	(0.41)	2.47	0.01	0.18
Total from investment operations	1.32	(0.20)	2.63	0.16	0.31
Less distributions:
Distributions from net investment income	(0.31)	(0.36)	(0.18)	(0.23)	(0.30)
Distributions from net realized gains	(0.47)	(0.02)	(0.46)	(0.45)	(0.16)
Total distributions	(0.78)	(0.38)	(0.64)	(0.68)	(0.46)
Net asset value at end of period	$14.03	$13.49	$14.07	$12.08	$12.60
Total return	10.87%	(1.50%)	22.68%	1.39%	2.44%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00% [3]	0.00%	0.01% [4]	0.00% [3]
Gross operating expenses[2]	0.08%	0.07%	0.11%	0.16%	0.25%
Net investment income (loss)	1.54%	1.45%	1.27%	1.31%	1.05%
Portfolio turnover rate	7%	10%	10%	1%	8%
Net assets, end of period (x 1,000,000)	$161	$122	$104	$68	$53

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4
The ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2050 Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 79.4% of net assets

Equity Funds 75.4%
Global Real Estate 4.7%
Schwab Global Real Estate Fund	903,160	7,550,419
International 25.4%
Laudus International MarketMasters Fund	1,074,033	24,584,626
Schwab International Core Equity Fund	1,625,390	16,318,911
		40,903,537
Large-Cap 38.1%
Laudus U.S. Large Cap Growth Fund *	485,838	10,892,497
Schwab Core Equity Fund	974,597	21,314,438
Schwab Dividend Equity Fund	329,746	4,969,277
Schwab S&P 500 Index Fund	512,833	24,190,315
		61,366,527
Mid-Cap 1.7%
Schwab U.S. Mid-Cap Index Fund	60,447	2,677,178
Small-Cap 5.5%
Schwab Small-Cap Equity Fund	530,711	8,852,260
		121,349,921

Fixed-Income Funds 3.6%
Intermediate-Term Bond 2.6%
Schwab U.S. Aggregate Bond Index Fund	395,962	4,110,083
Short-Term Bond 1.0%
Schwab Short-Term Bond Index Fund	166,037	1,678,637
		5,788,720

Money Market Fund 0.4%
Schwab Variable Share Price Money Fund, Ultra Shares 1.85% (a)	694,032	694,379
Total Affiliated Underlying Funds
(Cost $117,646,073)		127,833,020

Unaffiliated Underlying Funds 20.1% of net assets

Equity Funds 15.3%
International 4.9%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	852,691	7,955,607
Security	Number of Shares	Value ($)
Large-Cap 8.6%
ClearBridge Large Cap Growth Fund, Class IS	71,582	3,841,115
Dodge & Cox Stock Fund	52,072	9,947,403
		13,788,518
Small-Cap 1.8%
ClearBridge Small Cap Growth Fund, Class IS *	74,263	2,824,947
		24,569,072

Fixed-Income Funds 4.8%
Intermediate-Term Bond 3.6%
Baird Aggregate Bond Fund, Institutional Class	21,649	243,985
Loomis Sayles Investment Grade Bond Fund, Class Y	222,677	2,538,516
Metropolitan West Total Return Bond Fund, Class I	274,292	3,039,158
		5,821,659
International Bond 1.2%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	173,052	1,945,102
		7,766,761
Total Unaffiliated Underlying Funds
(Cost $31,633,944)		32,335,833
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.2% of net assets

Time Deposit 0.2%
Citibank
1.18%, 11/01/19 (b)	400,135	400,135
Total Short-Term Investment
(Cost $400,135)		400,135
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2050 Fund
Portfolio Holdings as of October 31, 2019 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2019:
Affiliated Underlying Funds	Market Value at 10/31/18	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 10/31/19	Balance of Shares Held at 10/31/19	Distributions Received*
Laudus International MarketMasters Fund (formerly Laudus International MarketMasters Fund, Select Shares)	$18,879,895	$5,553,221	($416,000)	($95,612)	$663,122	$24,584,626	1,074,033	$1,688,221
Laudus Small-Cap MarketMasters Fund, Select Shares	3,137,924	—	(2,732,521)	(318,072)	(87,331)	—	—	297,190
Laudus U.S. Large Cap Growth Fund	8,247,861	1,998,625	(133,000)	374	778,637	10,892,497	485,838	617,625
Schwab Core Equity Fund	16,430,186	4,723,538	—	—	160,714	21,314,438	974,597	2,036,538
Schwab Dividend Equity Fund	3,906,516	1,594,782	(521,000)	(61,752)	50,731	4,969,277	329,746	395,782
Schwab Global Real Estate Fund	5,464,854	1,019,803	—	—	1,065,762	7,550,419	903,160	253,804
Schwab Intermediate-Term Bond Fund	467,715	968	(474,697)	(21,080)	27,094	—	—	2,848
Schwab International Core Equity Fund	12,229,280	3,596,742	(133,000)	(17,914)	643,803	16,318,911	1,625,390	334,742
Schwab S&P 500 Index Fund	18,650,781	2,998,478	—	—	2,541,056	24,190,315	512,833	450,478
Schwab Short-Term Bond Index Fund	673,246	959,576	—	—	45,815	1,678,637	166,037	32,075
Schwab Small-Cap Equity Fund	5,798,217	4,231,813	(159,000)	(60,567)	(958,203)	8,852,260	530,711	1,100,813
Schwab U.S. Aggregate Bond Index Fund	2,907,025	1,267,206	(340,000)	5,355	270,497	4,110,083	395,962	106,227
Schwab U.S. Mid-Cap Index Fund	1,996,844	410,540	—	—	269,794	2,677,178	60,447	25,539
Schwab Variable Share Price Money Fund, Ultra Shares	1,920,364	518,683	(1,745,000)	103	229	694,379	694,032	17,337
Total	$100,710,708	$28,873,975	($6,654,218)	($569,165)	$5,471,720	$127,833,020		$7,359,219
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$127,833,020	$—	$—	$127,833,020
Unaffiliated Underlying Funds[1]	32,335,833	—	—	32,335,833
Short-Term Investment[1]	—	400,135	—	400,135
Total	$160,168,853	$400,135	$—	$160,568,988
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2050 Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in affiliated underlying funds, at value (cost $117,646,073)		$127,833,020
Investments in unaffiliated funds and issuers, at value (cost $32,034,079)		32,735,968
Receivables:
Investments sold		416,000
Fund shares sold		92,348
Dividends		22,586
Due from investment adviser		13,292
Prepaid expenses	+	5,777
Total assets		161,118,991
Liabilities
Payables:
Investments bought		22,151
Fund shares redeemed		54,711
Accrued expenses	+	39,195
Total liabilities		116,057
Net Assets
Total assets		161,118,991
Total liabilities	–	116,057
Net assets		$161,002,934
Net Assets by Source
Capital received from investors		144,939,468
Total distributable earnings		16,063,466

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$161,002,934		11,477,753		$14.03

Schwab Target Funds  |  Annual Report
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Schwab Target 2050 Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends received from affiliated underlying funds		$1,657,957
Dividends received from unaffiliated underlying funds		526,505
Interest	+	15,438
Total investment income		2,199,900
Expenses
Registration fees		27,380
Professional fees		26,986
Shareholder reports		23,096
Portfolio accounting fees		16,433
Independent trustees’ fees		8,627
Transfer agent fees		5,735
Custodian fees		5,216
Other expenses	+	5,917
Total expenses		119,390
Expense reduction by CSIM and its affiliates	–	119,390
Net expenses	–	—
Net investment income		2,199,900
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		5,701,262
Realized capital gain distributions received from unaffiliated underlying funds		848,632
Net realized losses on sales of affiliated underlying funds		(569,165)
Net realized losses on sales of unaffiliated underlying funds	+	(293,403)
Net realized gains		5,687,326
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		5,471,720
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	1,290,434
Net change in unrealized appreciation (depreciation)	+	6,762,154
Net realized and unrealized gains		12,449,480
Increase in net assets resulting from operations		$14,649,380

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2050 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$2,199,900	$1,737,353
Net realized gains		5,687,326	5,498,901
Net change in unrealized appreciation (depreciation)	+	6,762,154	(10,041,332)
Increase (decrease) in net assets from operations		14,649,380	(2,805,078)
Distributions to Shareholders
Total distributions		($7,175,224)	($2,923,022)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,665,701	$48,849,543	2,657,737	$38,112,073
Shares reinvested		591,705	6,993,949	199,234	2,825,139
Shares redeemed	+	(1,854,387)	(24,773,359)	(1,184,406)	(16,913,367)
Net transactions in fund shares		2,403,019	$31,070,133	1,672,565	$24,023,845
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,074,734	$122,458,645	7,402,169	$104,162,900
Total increase	+	2,403,019	38,544,289	1,672,565	18,295,745
End of period		11,477,753	$161,002,934	9,074,734	$122,458,645

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2055 Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15
Per-Share Data
Net asset value at beginning of period	$13.60	$14.18	$12.09	$12.63	$12.79
Income (loss) from investment operations:
Net investment income (loss)[1]	0.21	0.20	0.16	0.15	0.13
Net realized and unrealized gains (losses)	1.10	(0.39)	2.55	0.00 [2]	0.17
Total from investment operations	1.31	(0.19)	2.71	0.15	0.30
Less distributions:
Distributions from net investment income	(0.31)	(0.37)	(0.17)	(0.23)	(0.30)
Distributions from net realized gains	(0.45)	(0.02)	(0.45)	(0.46)	(0.16)
Total distributions	(0.76)	(0.39)	(0.62)	(0.69)	(0.46)
Net asset value at end of period	$14.15	$13.60	$14.18	$12.09	$12.63
Total return	10.73%	(1.49%)	23.35%	1.28%	2.36%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[3]	0.00%	0.00% [4]	0.00%	0.01% [5]	0.00% [4]
Gross operating expenses[3]	0.13%	0.11%	0.19%	0.27%	0.44%
Net investment income (loss)	1.53%	1.41%	1.24%	1.26%	1.03%
Portfolio turnover rate	6%	10%	9%	1%	8%
Net assets, end of period (x 1,000,000)	$94	$73	$60	$38	$29

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
5
The ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2055 Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 79.8% of net assets

Equity Funds 77.3%
Global Real Estate 4.8%
Schwab Global Real Estate Fund	537,955	4,497,300
International 26.2%
Laudus International MarketMasters Fund	645,664	14,779,238
Schwab International Core Equity Fund	971,635	9,755,219
		24,534,457
Large-Cap 39.0%
Laudus U.S. Large Cap Growth Fund *	308,078	6,907,119
Schwab Core Equity Fund	577,424	12,628,257
Schwab Dividend Equity Fund	207,899	3,133,035
Schwab S&P 500 Index Fund	295,569	13,941,998
		36,610,409
Mid-Cap 1.7%
Schwab U.S. Mid-Cap Index Fund	35,664	1,579,537
Small-Cap 5.6%
Schwab Small-Cap Equity Fund	314,844	5,251,592
		72,473,295

Fixed-Income Funds 2.5%
Intermediate-Term Bond 1.7%
Schwab U.S. Aggregate Bond Index Fund	153,503	1,593,363
Short-Term Bond 0.8%
Schwab Short-Term Bond Index Fund	77,030	778,773
		2,372,136
Total Affiliated Underlying Funds
(Cost $69,171,251)		74,845,431

Unaffiliated Underlying Funds 19.5% of net assets

Equity Funds 15.8%
International 5.4%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	543,970	5,075,245
Security	Number of Shares	Value ($)
Large-Cap 8.5%
ClearBridge Large Cap Growth Fund, Class IS	37,532	2,013,994
Dodge & Cox Stock Fund	31,365	5,991,714
		8,005,708
Small-Cap 1.9%
ClearBridge Small Cap Growth Fund, Class IS *	45,711	1,738,844
		14,819,797

Fixed-Income Funds 3.7%
Intermediate-Term Bond 2.8%
Baird Aggregate Bond Fund, Institutional Class	21,793	245,602
Loomis Sayles Investment Grade Bond Fund, Class Y	102,065	1,163,539
Metropolitan West Total Return Bond Fund, Class I	106,642	1,181,592
		2,590,733
International Bond 0.9%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	74,240	834,461
		3,425,194
Total Unaffiliated Underlying Funds
(Cost $17,946,455)		18,244,991
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.6% of net assets

Time Deposit 0.6%
JPMorgan Chase Bank
1.18%, 11/01/19 (a)	594,485	594,485
Total Short-Term Investment
(Cost $594,485)		594,485
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2055 Fund
Portfolio Holdings as of October 31, 2019 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2019:
Affiliated Underlying Funds	Market Value at 10/31/18	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 10/31/19	Balance of Shares Held at 10/31/19	Distributions Received*
Laudus International MarketMasters Fund	$11,495,156	$3,012,437	$—	$—	$271,645	$14,779,238	645,664	$1,059,437
Laudus Small-Cap MarketMasters Fund, Select Shares	1,843,099	150,000	(1,741,800)	(202,585)	(48,714)	—	—	189,439
Laudus U.S. Large Cap Growth Fund	5,506,094	899,565	—	—	501,460	6,907,119	308,078	419,564
Schwab Core Equity Fund	9,896,131	2,669,212	—	—	62,914	12,628,257	577,424	1,241,211
Schwab Dividend Equity Fund	2,537,938	620,262	—	—	(25,165)	3,133,035	207,899	255,262
Schwab Global Real Estate Fund	3,300,147	559,720	—	—	637,433	4,497,300	537,955	150,720
Schwab Intermediate-Term Bond Fund	174,949	363	(177,561)	(7,287)	9,536	—	—	1,065
Schwab International Core Equity Fund	7,725,913	1,858,364	(221,000)	(38,449)	430,391	9,755,219	971,635	202,364
Schwab S&P 500 Index Fund	11,037,543	1,454,570	—	—	1,449,885	13,941,998	295,569	269,569
Schwab Short-Term Bond Index Fund	378,138	380,480	—	—	20,155	778,773	77,030	14,481
Schwab Small-Cap Equity Fund	3,787,284	2,112,238	—	—	(647,930)	5,251,592	314,844	700,239
Schwab U.S. Aggregate Bond Index Fund	1,038,462	451,356	—	—	103,545	1,593,363	153,503	40,359
Schwab U.S. Mid-Cap Index Fund	1,229,534	186,726	—	—	163,277	1,579,537	35,664	15,726
Schwab Variable Share Price Money Fund, Ultra Shares	1,111,810	6,462	(1,118,384)	71	41	—	—	6,312
Total	$61,062,198	$14,361,755	($3,258,745)	($248,250)	$2,928,473	$74,845,431		$4,565,748
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$74,845,431	$—	$—	$74,845,431
Unaffiliated Underlying Funds[1]	18,244,991	—	—	18,244,991
Short-Term Investment[1]	—	594,485	—	594,485
Total	$93,090,422	$594,485	$—	$93,684,907
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2055 Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in affiliated underlying funds, at value (cost $69,171,251)		$74,845,431
Investments in unaffiliated funds and issuers, at value (cost $18,540,940)		18,839,476
Receivables:
Fund shares sold		102,611
Due from investment adviser		12,403
Dividends		8,881
Prepaid expenses	+	5,239
Total assets		93,814,041
Liabilities
Payables:
Investments bought		8,961
Fund shares redeemed		27,334
Accrued expenses	+	35,236
Total liabilities		71,531
Net Assets
Total assets		93,814,041
Total liabilities	–	71,531
Net assets		$93,742,510
Net Assets by Source
Capital received from investors		84,458,593
Total distributable earnings		9,283,917

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$93,742,510		6,625,591		$14.15

Schwab Target Funds  |  Annual Report
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Schwab Target 2055 Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends received from affiliated underlying funds		$971,933
Dividends received from unaffiliated underlying funds		285,461
Interest	+	9,854
Total investment income		1,267,248
Expenses
Professional fees		26,652
Registration fees		23,364
Shareholder reports		22,358
Portfolio accounting fees		15,674
Independent trustees’ fees		8,336
Transfer agent fees		4,606
Custodian fees		4,356
Other expenses	+	5,346
Total expenses		110,692
Expense reduction by CSIM and its affiliates	–	110,692
Net expenses	–	—
Net investment income		1,267,248
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		3,593,815
Realized capital gain distributions received from unaffiliated underlying funds		501,606
Net realized losses on sales of affiliated underlying funds		(248,250)
Net realized losses on sales of unaffiliated underlying funds	+	(158,629)
Net realized gains		3,688,542
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		2,928,473
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	685,993
Net change in unrealized appreciation (depreciation)	+	3,614,466
Net realized and unrealized gains		7,303,008
Increase in net assets resulting from operations		$8,570,256

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2055 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$1,267,248	$1,001,544
Net realized gains		3,688,542	3,199,905
Net change in unrealized appreciation (depreciation)	+	3,614,466	(5,978,156)
Increase (decrease) in net assets from operations		8,570,256	(1,776,707)
Distributions to Shareholders
Total distributions		($4,215,901)	($1,708,287)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,825,581	$24,571,388	1,756,977	$25,445,073
Shares reinvested		343,303	4,088,743	115,085	1,645,717
Shares redeemed	+	(930,807)	(12,531,078)	(691,784)	(10,025,434)
Net transactions in fund shares		1,238,077	$16,129,053	1,180,278	$17,065,356
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		5,387,514	$73,259,102	4,207,236	$59,678,740
Total increase	+	1,238,077	20,483,408	1,180,278	13,580,362
End of period		6,625,591	$93,742,510	5,387,514	$73,259,102

Schwab Target Funds  |  Annual Report
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Schwab Target 2060 Fund
Financial Statements
Financial Highlights
	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	8/25/16 [1]– 10/31/16
Per-Share Data
Net asset value at beginning of period	$11.53	$12.02	$9.83	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.16	0.14	0.08	0.01
Net realized and unrealized gains (losses)	0.99	(0.32)	2.22	(0.18)
Total from investment operations	1.15	(0.18)	2.30	(0.17)
Less distributions:
Distributions from net investment income	(0.26)	(0.29)	(0.11)	—
Distributions from net realized gains	(0.26)	(0.02)	—	—
Total distributions	(0.52)	(0.31)	(0.11)	—
Net asset value at end of period	$12.16	$11.53	$12.02	$9.83
Total return	10.85%	(1.64%)	23.63%	(1.70%) [3]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[4]	0.00%	0.00%	0.00%	0.00% [5]
Gross operating expenses[4]	0.67%	0.73%	1.89%	7.87% [5]
Net investment income (loss)	1.42%	1.18%	0.75%	0.43% [5]
Portfolio turnover rate	13%	22%	7%	0% [3]
Net assets, end of period (x 1,000,000)	$16	$10	$6	$1

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
5
Annualized (except for non-recurring professional fees and shareholder report fees).

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2060 Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 81.1% of net assets

Equity Funds 79.3%
Global Real Estate 4.9%
Schwab Global Real Estate Fund	92,062	769,641
International 26.7%
Laudus International MarketMasters Fund	110,556	2,530,622
Schwab International Core Equity Fund	167,603	1,682,737
		4,213,359
Large-Cap 40.1%
Laudus U.S. Large Cap Growth Fund *	55,526	1,244,898
Schwab Core Equity Fund	98,858	2,162,028
Schwab Dividend Equity Fund	35,992	542,402
Schwab S&P 500 Index Fund	50,223	2,369,029
		6,318,357
Mid-Cap 1.7%
Schwab U.S. Mid-Cap Index Fund	6,203	274,719
Small-Cap 5.9%
Schwab Small-Cap Equity Fund	55,465	925,151
		12,501,227

Fixed-Income Funds 1.8%
Intermediate-Term Bond 1.3%
Schwab U.S. Aggregate Bond Index Fund	19,354	200,897
Short-Term Bond 0.5%
Schwab Short-Term Bond Index Fund	7,420	75,020
		275,917
Total Affiliated Underlying Funds
(Cost $12,320,901)		12,777,144

Unaffiliated Underlying Funds 18.5% of net assets

Equity Funds 16.0%
International 5.9%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	100,204	934,902
Security	Number of Shares	Value ($)
Large-Cap 8.2%
ClearBridge Large Cap Growth Fund, Class IS	5,817	312,160
Dodge & Cox Stock Fund	5,127	979,502
		1,291,662
Small-Cap 1.9%
ClearBridge Small Cap Growth Fund, Class IS *	7,954	302,554
		2,529,118

Fixed-Income Funds 2.5%
Intermediate-Term Bond 2.0%
Baird Aggregate Bond Fund, Institutional Class	392	4,416
Loomis Sayles Investment Grade Bond Fund, Class Y	13,400	152,762
Metropolitan West Total Return Bond Fund, Class I	13,845	153,404
		310,582
International Bond 0.5%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	7,173	80,630
		391,212
Total Unaffiliated Underlying Funds
(Cost $2,881,823)		2,920,330
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.5% of net assets

Time Deposit 0.5%
Sumitomo Mitsui Trust Bank, Limited
1.18%, 11/01/19 (a)	78,940	78,940
Total Short-Term Investment
(Cost $78,940)		78,940
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2060 Fund
Portfolio Holdings as of October 31, 2019 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2019:
Affiliated Underlying Funds	Market Value at 10/31/18	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Market Value at 10/31/19	Balance of Shares Held at 10/31/19	Distributions Received*
Laudus International MarketMasters Fund (formerly Laudus International MarketMasters Fund, Select Shares)	$1,667,986	$930,013	($129,000)	($25,207)	$86,830	$2,530,622	110,556	$159,012
Laudus Small-Cap MarketMasters Fund, Select Shares	282,473	25,000	(268,312)	(62,406)	23,245	—	—	29,181
Laudus U.S. Large Cap Growth Fund	819,665	369,938	(28,000)	(892)	84,187	1,244,898	55,526	65,938
Schwab Core Equity Fund	1,442,577	814,192	(125,000)	(13,877)	44,136	2,162,028	98,858	186,193
Schwab Dividend Equity Fund	369,814	275,985	(104,000)	(13,152)	13,755	542,402	35,992	40,985
Schwab Global Real Estate Fund	481,230	209,241	(22,000)	109	101,061	769,641	92,062	24,241
Schwab Intermediate-Term Bond Fund	10,562	22	(10,719)	(303)	438	—	—	64
Schwab International Core Equity Fund	1,117,371	575,152	(73,000)	(11,502)	74,716	1,682,737	167,603	31,652
Schwab S&P 500 Index Fund	1,540,113	805,934	(210,000)	(876)	233,858	2,369,029	50,223	39,434
Schwab Short-Term Bond Index Fund	14,975	83,228	(25,000)	23	1,794	75,020	7,420	1,514
Schwab Small-Cap Equity Fund	543,059	539,849	(59,000)	(16,547)	(82,210)	925,151	55,465	106,849
Schwab U.S. Aggregate Bond Index Fund	121,520	66,844	—	—	12,533	200,897	19,354	4,844
Schwab U.S. Mid-Cap Index Fund	175,441	73,433	—	—	25,845	274,719	6,203	2,433
Schwab Variable Share Price Money Fund, Ultra Shares	151,628	882	(152,525)	10	5	—	—	861
Total	$8,738,414	$4,769,713	($1,206,556)	($144,620)	$620,193	$12,777,144		$693,201
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$12,777,144	$—	$—	$12,777,144
Unaffiliated Underlying Funds[1]	2,920,330	—	—	2,920,330
Short-Term Investment[1]	—	78,940	—	78,940
Total	$15,697,474	$78,940	$—	$15,776,414
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2060 Fund
Statement of Assets and Liabilities

As of October 31, 2019
Assets
Investments in affiliated underlying funds, at value (cost $12,320,901)		$12,777,144
Investments in unaffiliated funds and issuers, at value (cost $2,960,763)		2,999,270
Receivables:
Due from investment adviser		10,241
Fund shares sold		3,024
Prepaid expenses	+	12,033
Total assets		15,801,712
Liabilities
Payables:
Fund shares redeemed		7,906
Accrued expenses	+	28,638
Total liabilities		36,544
Net Assets
Total assets		15,801,712
Total liabilities	–	36,544
Net assets		$15,765,168
Net Assets by Source
Capital received from investors		14,932,467
Total distributable earnings		832,701

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$15,765,168		1,296,906		$12.16

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2060 Fund
Statement of Operations

For the period November 1, 2018 through October 31, 2019
Investment Income
Dividends received from affiliated underlying funds		$147,010
Dividends received from unaffiliated underlying funds		40,697
Interest	+	1,065
Total investment income		188,772
Expenses
Professional fees		26,121
Registration fees		21,400
Portfolio accounting fees		14,829
Shareholder reports		8,089
Independent trustees’ fees		7,989
Custodian fees		4,810
Transfer agent fees		1,250
Other expenses	+	4,667
Total expenses		89,155
Expense reduction by CSIM and its affiliates	–	89,155
Net expenses	–	—
Net investment income		188,772
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		546,191
Realized capital gain distributions received from unaffiliated underlying funds		75,036
Net realized losses on sales of affiliated underlying funds		(144,620)
Net realized losses on sales of unaffiliated underlying funds	+	(64,154)
Net realized gains		412,453
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		620,193
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	140,428
Net change in unrealized appreciation (depreciation)	+	760,621
Net realized and unrealized gains		1,173,074
Increase in net assets resulting from operations		$1,361,846

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2060 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/18-10/31/19		11/1/17-10/31/18
Net investment income		$188,772	$110,764
Net realized gains		412,453	286,971
Net change in unrealized appreciation (depreciation)	+	760,621	(782,577)
Increase (decrease) in net assets from operations		1,361,846	(384,842)
Distributions to Shareholders
Total distributions		($501,444)	($176,152)

Transactions in Fund Shares
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		663,372	$7,706,262	717,620	$8,830,977
Shares reinvested		46,852	478,361	13,723	166,592
Shares redeemed	+	(321,911)	(3,759,126)	(299,186)	(3,681,826)
Net transactions in fund shares		388,313	$4,425,497	432,157	$5,315,743
Shares Outstanding and Net Assets
		11/1/18-10/31/19		11/1/17-10/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		908,593	$10,479,269	476,436	$5,724,520
Total increase	+	388,313	5,285,899	432,157	4,754,749
End of period		1,296,906	$15,765,168	908,593	$10,479,269

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Target 2010 Fund	Schwab Large-Cap Growth Fund
Schwab Target 2015 Fund	Schwab Small-Cap Equity Fund
Schwab Target 2020 Fund	Schwab Hedged Equity Fund
Schwab Target 2025 Fund	Schwab Health Care Fund
Schwab Target 2030 Fund	Schwab International Core Equity Fund
Schwab Target 2035 Fund	Schwab Fundamental US Large Company Index Fund
Schwab Target 2040 Fund	Schwab Fundamental US Small Company Index Fund
Schwab Target 2045 Fund	Schwab Fundamental International Large Company Index Fund
Schwab Target 2050 Fund	Schwab Fundamental International Small Company Index Fund
Schwab Target 2055 Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Target 2060 Fund	Schwab Fundamental Global Real Estate Index Fund
Schwab S&P 500 Index Fund	Schwab Target 2010 Index Fund
Schwab Small-Cap Index Fund®	Schwab Target 2015 Index Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2020 Index Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2025 Index Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2030 Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Target 2035 Index Fund
Schwab International Index Fund®	Schwab Target 2040 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2045 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2050 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2055 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2060 Index Fund
Laudus International MarketMasters Fund™	Schwab Monthly Income Fund - Moderate Payout
Schwab Balanced Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Core Equity Fund	Schwab Monthly Income Fund - Maximum Payout
Schwab Dividend Equity Fund
The Schwab Target Funds are “funds of funds.” Each of the funds seeks to achieve its investment objective by investing in a combination of other affiliated Schwab and/or Laudus Funds and other unaffiliated, third-party mutual funds, in accordance with its target portfolio allocation. Each fund may also invest directly in equity and fixed-income securities, exchange-traded funds (ETFs), and cash and cash equivalents, including money market securities.
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the funds should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Underlying funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2019 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets. Each fund bears its share of the acquired fund fees and expenses of the underlying funds, which are indirect expenses incurred by the fund through its investments in the underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(i) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(j) Recent Accounting Standards:
In August 2018, the FASB issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The funds are permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The funds have early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and have delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the funds’ financial statements.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The funds are subject to the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Direct Investment Risk. The funds may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain their allocations. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. The value of an investment in the funds is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The funds are subject to the performance, expenses and risks of the underlying funds in which they invest. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although a fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.
•   Investment Risk. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will select or allocate assets that could cause the fund to underperform or otherwise not meet its objective. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

3. Risk Factors (continued):
•   Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.
•   Money Market Fund Risk. The funds may invest in underlying money market funds that either seek to maintain a stable $1 net asset value (“stable share price money market funds”) or have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
•   ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
•   Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.
•   Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
•   Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

3. Risk Factors (continued):
An underlying fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, liquidity risk, market risk and management risk, are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gain. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
•   Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or an underlying fund may have to sell them at a loss.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
•   Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc., a broker-dealer affiliate of CSIM (together, service providers), of certain shareholder services to the current shareholders of the funds. The funds are not subject to any fee under the Plan.
Expense Limitation
CSIM and its affiliates have agreed with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expense charged, excluding interest, taxes and certain non-routine expenses to 0.00%.
The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments in Affiliates
The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2019, each Schwab Target Fund’s ownership percentages of other related funds’ shares are:
Underlying Funds	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Laudus International MarketMasters Fund	0.2%	0.4%	2.9%	4.0%	8.1%	4.3%	9.9%	1.7%	1.7%	1.0%	0.2%
Laudus U.S. Large Cap Growth Fund	—%	—%	0.0%*	0.3%	1.0%	0.7%	2.2%	0.4%	0.5%	0.3%	0.1%
Schwab Core Equity Fund	0.1%	0.2%	1.6%	2.5%	4.8%	2.5%	5.7%	1.0%	1.0%	0.6%	0.1%
Schwab Dividend Equity Fund	0.0%*	0.0%*	0.2%	0.2%	1.3%	1.0%	2.7%	0.5%	0.6%	0.4%	0.1%
Schwab Global Real Estate Fund	0.3%	0.5%	3.8%	5.2%	10.7%	5.8%	13.1%	2.3%	2.3%	1.4%	0.2%
Schwab International Core Equity Fund	0.2%	0.4%	2.8%	3.8%	7.8%	4.2%	9.5%	1.6%	1.7%	1.0%	0.2%
Schwab S&P 500 Index Fund	0.0%*	0.0%*	0.2%	0.2%	0.4%	0.2%	0.4%	0.1%	0.1%	0.0%*	0.0%*
Schwab Short-Term Bond Index Fund	0.5%	0.8%	4.9%	3.6%	4.5%	1.6%	2.2%	0.2%	0.2%	0.1%	0.0%*
Schwab Small-Cap Equity Fund	0.1%	0.2%	1.7%	2.7%	5.9%	3.4%	8.1%	1.4%	1.5%	0.9%	0.2%
Schwab Treasury Inflation Protected Securities Index Fund	0.3%	0.5%	2.8%	1.1%	—%	—%	—%	—%	—%	—%	—%
Schwab U.S. Aggregate Bond Index Fund	0.4%	0.6%	3.5%	2.6%	3.4%	1.2%	1.7%	0.2%	0.1%	0.1%	0.0%*
Schwab U.S. Mid Cap Index Fund	0.1%	0.2%	1.4%	1.8%	3.5%	1.9%	4.2%	0.8%	0.8%	0.4%	0.1%
Schwab Variable Share Price Money Fund, Ultra Shares	0.1%	0.1%	0.6%	0.4%	0.5%	0.2%	0.2%	0.0%*	0.0%*	—%	—%
*	Less than 0.05%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trusts were in compliance with these limitations throughout the report period. The trusts did not pay any of these interested persons for their services as trustees, but they did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 3, 2019. On October 3, 2019, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on October 1, 2020. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.

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Schwab Target Funds
Financial Notes (continued)

6. Borrowing from Banks (continued):
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on November 30, 2018. On November 30, 2018, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing November 29, 2019. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2019, purchases and sales of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales of Securities
Schwab Target 2010 Fund	$6,497,493	$10,449,721
Schwab Target 2015 Fund	8,328,876	21,995,328
Schwab Target 2020 Fund	73,466,282	97,494,859
Schwab Target 2025 Fund	101,208,574	84,631,961
Schwab Target 2030 Fund	161,315,715	169,490,334
Schwab Target 2035 Fund	86,074,779	70,418,355
Schwab Target 2040 Fund	157,966,400	147,605,986
Schwab Target 2045 Fund	28,617,738	11,849,403
Schwab Target 2050 Fund	42,333,388	10,019,732
Schwab Target 2055 Fund	22,000,203	5,078,836
Schwab Target 2060 Fund	6,432,357	1,688,976

8. Federal Income Taxes:
As of October 31, 2019, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund
Tax cost	$45,813,423	$70,616,840	$474,287,670	$511,220,488	$836,149,428	$421,517,820	$834,068,985
Gross unrealized appreciation	$5,303,841	$10,915,545	$74,646,799	$70,015,924	$167,685,300	$63,254,350	$187,916,325
Gross unrealized depreciation	(196,317)	(502,788)	(729,933)	(4,760,628)	(6,773,713)	(1,796,757)	(10,586,330)
Net unrealized appreciation (depreciation)	$5,107,524	$10,412,757	$73,916,866	$65,255,296	$160,911,587	$61,457,593	$177,329,995

	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Tax cost	$150,623,890	$150,126,948	$87,888,756	$15,406,893
Gross unrealized appreciation	$15,760,756	$14,856,942	$8,662,804	$988,236
Gross unrealized depreciation	(4,598,948)	(4,414,902)	(2,866,653)	(618,715)
Net unrealized appreciation (depreciation)	$11,161,808	$10,442,040	$5,796,151	$369,521

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Schwab Target Funds
Financial Notes (continued)

8. Federal Income Taxes (continued):
As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:
	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund
Undistributed ordinary income	$763,787	$1,150,528	$7,226,192	$5,967,779	$8,722,458	$3,448,592	$5,944,812
Undistributed long-term capital gains	1,203,874	2,170,173	16,329,040	17,305,319	41,148,516	19,393,661	54,338,311
Net unrealized appreciation (depreciation) on investments	5,107,524	10,412,757	73,916,866	65,255,296	160,911,587	61,457,593	177,329,995
Total	$7,075,185	$13,733,458	$97,472,098	$88,528,394	$210,782,561	$84,299,846	$237,613,118

	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Undistributed ordinary income	$765,571	$662,969	$336,340	$50,407
Undistributed long-term capital gains	5,697,191	4,958,457	3,151,426	412,773
Net unrealized appreciation (depreciation) on investments	11,161,808	10,442,040	5,796,151	369,521
Total	$17,624,570	$16,063,466	$9,283,917	$832,701
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2019, the funds had no capital loss carryforwards available to offset future net capital gains.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund
Current period distributions
Ordinary income	$1,495,169	$2,479,149	$14,329,454	$13,118,422	$23,478,753	$10,929,045	$23,580,844
Long-term capital gains	1,406,565	1,713,184	15,403,874	15,468,604	36,194,339	17,030,972	47,677,500
Prior period distributions
Ordinary income	$1,288,370	$2,404,301	$13,437,649	$12,438,291	$24,231,554	$11,010,719	$26,208,462
Long-term capital gains	—	3,042,010	18,504,304	7,224,551	22,228,445	3,868,400	14,656,893

	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Current period distributions
Ordinary income	$3,334,924	$2,879,645	$1,737,352	$258,171
Long-term capital gains	4,868,236	4,295,579	2,478,549	243,273
Prior period distributions
Ordinary income	$3,207,884	$2,753,123	$1,624,107	$169,124
Long-term capital gains	300,316	169,899	84,180	7,028

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Schwab Target Funds
Financial Notes (continued)

8. Federal Income Taxes (continued):
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2019, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2019, the funds did not incur any interest or penalties.

9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Schwab Target Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund and Schwab Target 2060 Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund and Schwab Target 2060 Fund (eleven of the funds constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2019
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.

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Schwab Target Funds
Other Federal Tax Information (unaudited)

The funds may elect to pass on the benefits of the foreign tax credit to their shareholders for the fiscal year ended October 31, 2019. The foreign tax credit and the foreign source income amounts are as follows:
	Foreign Tax Credit	Foreign Source Income
Schwab Target 2010 Fund	$16,700	$105,005
Schwab Target 2015 Fund	32,927	203,600
Schwab Target 2020 Fund	244,269	1,506,129
Schwab Target 2025 Fund	320,067	1,973,802
Schwab Target 2030 Fund	695,853	4,270,545
Schwab Target 2035 Fund	370,740	2,273,319
Schwab Target 2040 Fund	896,303	5,457,235
Schwab Target 2045 Fund	142,108	870,211
Schwab Target 2050 Fund	131,620	812,088
Schwab Target 2055 Fund	82,328	503,992
Schwab Target 2060 Fund	12,595	78,056
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2019, qualify for the corporate dividends received deduction:
Percentage
Schwab Target 2010 Fund	15.55
Schwab Target 2015 Fund	17.42
Schwab Target 2020 Fund	20.76
Schwab Target 2025 Fund	24.33
Schwab Target 2030 Fund	27.41
Schwab Target 2035 Fund	29.15
Schwab Target 2040 Fund	32.62
Schwab Target 2045 Fund	28.11
Schwab Target 2050 Fund	32.08
Schwab Target 2055 Fund	35.26
Schwab Target 2060 Fund	35.88
For the fiscal year ended October 31, 2019, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2020 via IRS Form 1099 of the amounts for use in preparing their 2019 income tax return.

Schwab Target 2010 Fund	$358,845
Schwab Target 2015 Fund	673,385
Schwab Target 2020 Fund	4,725,771
Schwab Target 2025 Fund	5,322,155
Schwab Target 2030 Fund	11,098,596
Schwab Target 2035 Fund	5,674,094
Schwab Target 2040 Fund	13,938,022
Schwab Target 2045 Fund	1,859,080
Schwab Target 2050 Fund	1,795,280
Schwab Target 2055 Fund	1,184,231
Schwab Target 2060 Fund	180,201

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Schwab Target Funds
Other Federal Tax Information (unaudited) (continued)

Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2019:

Schwab Target 2010 Fund	$1,406,565
Schwab Target 2015 Fund	1,713,184
Schwab Target 2020 Fund	15,403,874
Schwab Target 2025 Fund	15,468,604
Schwab Target 2030 Fund	36,194,339
Schwab Target 2035 Fund	17,030,972
Schwab Target 2040 Fund	47,677,500
Schwab Target 2045 Fund	4,868,236
Schwab Target 2050 Fund	4,295,579
Schwab Target 2055 Fund	2,478,549
Schwab Target 2060 Fund	243,273

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Schwab Target Funds
Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended, requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund and Schwab Target 2060 Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and Fund performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on May 13, 2019 and June 4, 2019, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the June 4, 2019 in person meeting called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees also considered that

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many of the Funds’ shareholders are also brokerage clients of Schwab and considered Schwab’s wide range of products, services, and channel alternatives such as investment and research tools and an array of account features that benefit the Funds and shareholders who are brokerage clients of Schwab. Finally, the Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, yield, if applicable, and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of products and provision of services as well as the competitive marketplace for financial products. When applicable, the Trustees considered the effects of CSIM’s and Schwab’s practice of waiving certain fees to prevent total annual Fund operating expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. The Trustees noted that shareholders of the Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Funds invest. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because each Fund invests a portion of its assets in other funds within the Schwab fund complex, the Trustees considered whether CSIM indirectly benefits from the Fund’s investments in other underlying funds managed by CSIM. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; (ii) graduated investment advisory fee schedule waivers, or expense caps by CSIM and its affiliates for those funds in the Schwab Funds complex with

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such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that CSIM has shared any economies of scale with the Funds by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continues to increase as a result of regulatory or other developments. The Trustees considered that CSIM and its affiliates have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Schwab Target Funds
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 101 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	101	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	101	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	101	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	101	None

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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	101	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	101	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	101	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	101	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	101	Director (2012 – present), Eaton Corporation plc

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	101	Director (2008 – present), The Charles Schwab Corporation
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	101	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	101	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.

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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Government/Credit 1 – 5 Year Index An index that is a broad-based benchmark measuring the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar denominated with at least $300 million or more of outstanding face value and have a remaining maturity greater than or equal to one year and less than five years. The index excludes certain types of securities, including, bonds with equity type features (e.g., warrants, convertibles and preferreds), tax-exempt municipal securities, inflation-linked bonds, floating rate issues, strips, private placements, U.S. dollar denominated 25 and 50 par retail bonds, structured notes and pass-through certificates. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Intermediate Aggregate Bond Index  An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L)   An index which includes all publicly-issued U.S. Treasury Inflation-Protected Securities (TIPS) that have at least one year remaining to maturity, are rated investment grade and have $500 million or more of outstanding face value. The TIPS in the index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The index is market capitalization weighted and the TIPS in the index are updated on the last business day of each month. TIPS are publicly issued, dollar denominated U.S. Government securities issued by the U.S. Treasury that have principal and interest payments linked to an official inflation measure (as measured by the Consumer Price Index, or CPI) and their payments are supported by the full faith and credit of the United States.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dow Jones U.S. Total Stock Market Index   An index which includes all publicly traded stocks of companies headquartered in the United States for which pricing information is readily available. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA Nareit Global Index (Net)  An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
FTSE non-US Dollar World Government Bond Index  A market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least 1 year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.

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MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell Midcap Index   An index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
Target 2010 Composite Index  A custom blended index developed by CSIM based on the 2010 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective February 1, 2019, the composite is derived using the following portion allocations: 21.8% S&P 500 Index, 0.7% Russell Midcap Index, 2.0% Russell 2000 Index, 9.6% MSCI EAFE Index (Net), 37.1% Bloomberg Barclays US Aggregate Bond Index, 1.8% FTSE EPRA Nareit Global Index (Net), 6.4% Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L), 2.3% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 1.0% Bloomberg Barclays US Government/Credit Index, 9.9% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 7.3% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2019. Percentages listed may not total to 100% due to rounding.
Target 2015 Composite Index  A custom blended index developed by CSIM based on the 2015 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective February 1, 2019, the composite is derived using the following portion allocations: 23.1% S&P 500 Index, 0.8% Russell Midcap Index, 2.1% Russell 2000 Index, 10.6% MSCI EAFE
Index (Net), 35.6% Bloomberg Barclays US Aggregate Bond Index, 1.9% FTSE EPRA Nareit Global Index (Net), 6.1% Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L), 2.4% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 1.2% Bloomberg Barclays US Government/Credit Index, 9.4% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 6.8% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2019. Percentages listed may not total to 100% due to rounding.
Target 2020 Composite Index  A custom blended index developed by CSIM based on the 2020 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective February 1, 2019, the composite is derived using the following portion allocations: 25.4% S&P 500 Index, 0.9% Russell Midcap Index, 2.4% Russell 2000 Index, 12.3% MSCI EAFE Index (Net), 32.6% Bloomberg Barclays US Aggregate Bond Index, 2.2% FTSE EPRA Nareit Global Index (Net), 0.1% MSCI Emerging Markets Index (Net), 5.0% Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L), 3.0% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 1.6% Bloomberg Barclays US Government/Credit Index, 8.4% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 6.1% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2019. Percentages listed may not total to 100% due to rounding.
Target 2025 Composite Index  A custom blended index developed by CSIM based on the 2025 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000® Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective February 1, 2019, the composite is derived using the following portion allocations: 32.3% S&P 500 Index, 1.1% Russell Midcap Index, 3.6% Russell 2000 Index, 16.1% MSCI EAFE Index (Net), 24.1% Bloomberg Barclays US Aggregate Bond Index, 2.8% FTSE EPRA Nareit Global Index (Net), 0.9% MSCI Emerging Markets Index (Net), 1.8% Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L), 4.5% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 2.5% Bloomberg Barclays US Government/Credit Index, 5.9% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 4.4% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2019. Percentages listed may not total to 100% due to rounding.
Target 2030 Composite Index  A custom blended index developed by CSIM based on the 2030 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective February 1, 2019, the composite is derived using the following portion allocations: 36.9% S&P 500 Index, 1.3% Russell Midcap Index, 4.6% Russell 2000 Index, 18.9% MSCI EAFE Index (Net), 18.2% Bloomberg Barclays US Aggregate Bond Index, 3.3% FTSE EPRA Nareit Global Index (Net), 1.8% MSCI Emerging Markets Index (Net), 4.7% Bloomberg Barclays Global Aggregate ex-US

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Hedged Index, 2.9% Bloomberg Barclays US Government/Credit Index, 4.2% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 3.3% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2019. Percentages listed may not total to 100% due to rounding.
Target 2035 Composite Index  A custom blended index developed by CSIM based on the 2035 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective February 1, 2019, the composite is derived using the following portion allocations: 40.3% S&P 500 Index, 1.4% Russell Midcap Index, 5.4% Russell 2000 Index, 21.0% MSCI EAFE Index (Net), 13.3% Bloomberg Barclays US Aggregate Bond Index, 3.7% FTSE EPRA Nareit Global Index (Net), 2.7% MSCI Emerging Markets Index (Net), 3.7% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 2.8% Bloomberg Barclays US Government/Credit Index, 3.0% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 2.5% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2019. Percentages listed may not total to 100% due to rounding.
Target 2040 Composite Index  A custom blended index developed by CSIM based on the 2040 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective February 1, 2019, the composite is derived using the following portion allocations: 43.2% S&P 500 Index, 1.5% Russell Midcap Index, 6.2% Russell 2000 Index, 23.0% MSCI EAFE Index (Net), 9.3% Bloomberg Barclays US Aggregate Bond Index, 4.1% FTSE EPRA Nareit Global Index (Net), 3.6% MSCI Emerging Markets Index (Net), 2.7% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 2.5% Bloomberg Barclays US Government/Credit Index, 2.1% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 1.8% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2019. Percentages listed may not total to 100% due to rounding.
Target 2045 Composite Index  A custom blended index developed by CSIM based on the 2045 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective February 1, 2019, the composite is derived using the following portion allocations: 45.5% S&P 500 Index, 1.6% Russell Midcap Index, 6.9% Russell 2000 Index, 24.5% MSCI EAFE Index (Net), 6.1% Bloomberg Barclays US Aggregate Bond Index, 4.4% FTSE EPRA Nareit Global Index (Net), 4.5% MSCI Emerging Markets Index (Net), 1.9% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 2.0% Bloomberg Barclays US Government/Credit Index, 1.4% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 1.3% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2019. Percentages listed may not total to 100% due to rounding.
Target 2050 Composite Index  A custom blended index developed by CSIM based on the 2050 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective February 1, 2019, the composite is derived using the following portion allocations: 46.6% S&P 500 Index, 1.7% Russell Midcap Index, 7.3% Russell 2000 Index, 25.4% MSCI EAFE Index (Net), 4.5% Bloomberg Barclays US Aggregate Bond Index, 4.5% FTSE EPRA Nareit Global Index (Net), 5.0% MSCI Emerging Markets Index (Net), 1.4% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 1.7% Bloomberg Barclays US Government/Credit Index, 1.0% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 1.0% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2019. Percentages listed may not total to 100% due to rounding.
Target 2055 Composite Index  A custom blended index developed by CSIM based on the 2055 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective February 1, 2019, the composite is derived using the following portion allocations: 47.5% S&P 500 Index, 1.7% Russell Midcap Index, 7.6% Russell 2000 Index, 26.1% MSCI EAFE Index (Net), 3.2% Bloomberg Barclays US Aggregate Bond Index, 4.6% FTSE EPRA Nareit Global Index (Net), 5.5% MSCI Emerging Markets Index (Net), 1.0% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 1.0% Bloomberg Barclays US Government/Credit Index, 0.7% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 0.7% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2019. Percentages listed may not total to 100% due to rounding.
Target 2060 Composite Index: A custom blended index developed by CSIM based on the 2060 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective February 1, 2019, the composite is derived using the following portion allocations: 48.3% S&P 500 Index, 1.7% Russell Midcap Index, 7.8% Russell 2000 Index, 26.6% MSCI EAFE Index (Net), 2.3% Bloomberg Barclays US Aggregate Bond Index, 4.8% FTSE EPRA Nareit Global Index (Net), 5.8% MSCI Emerging Markets Index (Net), 0.8% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 1.0% Bloomberg Barclays US Government/Credit Index, 0.5% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 0.5% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2019. Percentages listed may not total to 100% due to rounding.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
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We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements; and
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
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We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2019 Schwab Funds. All rights reserved.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2019 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR33732-14
00237238

Item 2: Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of fifty-one operational series. Thirty-six series have a fiscal year-end of October 31, whose annual financial statements are reported in Item 1, three series have a fiscal year-end of December 31, eleven series have a fiscal year-end of March 31, and one series has a fiscal year-end of February 28. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to the fifty-one operational series during 2018/2019 and the fifty-two operational series during 2017/2018, based on their respective 2018/2019 and 2017/2018 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Fiscal Year 2018/2019	Fiscal Year 2017/2018	Fiscal Year 2018/2019	Fiscal Year 2017/2018	Fiscal Year 2018/2019	Fiscal Year 2017/2018	Fiscal Year 2018/2019	Fiscal Year 2017/2018
$1,517,001	$1,473,405	$87,870	$84,840	$177,307	$184,792	$0	$0

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.

(e) (1)	Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not applicable.

(g)    Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2018/2019: $265,177	2017/2018: $269,632

(h)

During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

Except as noted below, the condensed schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for the Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, Schwab Fundamental Emerging Markets Large Company Index Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund and Schwab International Index Fund are filed under this Item.

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 0.5%
Aptiv plc	407,343	36,477,566
BorgWarner, Inc.	327,994	13,670,790
Ford Motor Co.	6,216,648	53,401,006
General Motors Co.	2,001,382	74,371,355
Harley-Davidson, Inc.	247,963	9,648,240
		187,568,957

Banks 5.6%
Bank of America Corp.	13,318,080	416,456,362
BB&T Corp.	1,221,478	64,799,408
Citigroup, Inc.	3,592,729	258,173,506
Citizens Financial Group, Inc.	709,381	24,941,836
Comerica, Inc.	236,900	15,497,998
Fifth Third Bancorp	1,156,470	33,630,148
First Republic Bank	266,781	28,374,827
Huntington Bancshares, Inc.	1,656,000	23,399,280
JPMorgan Chase & Co.	5,081,477	634,778,107
KeyCorp	1,591,778	28,604,251
M&T Bank Corp.	211,990	33,182,795
People's United Financial, Inc.	704,862	11,397,618
Regions Financial Corp.	1,583,556	25,495,252
SunTrust Banks, Inc.	705,008	48,180,247
SVB Financial Group *	82,434	18,257,482
The PNC Financial Services Group, Inc.	708,643	103,957,928
U.S. Bancorp	2,279,340	129,967,967
Wells Fargo & Co.	6,373,412	329,059,261
Zions Bancorp NA	280,703	13,605,674
		2,241,759,947

Capital Goods 6.6%
3M Co.	914,771	150,928,067
A.O. Smith Corp.	219,589	10,909,181
Allegion plc	147,685	17,137,367
AMETEK, Inc.	362,398	33,213,777
Arconic, Inc.	614,659	16,884,683
Caterpillar, Inc.	894,752	123,296,826
Cummins, Inc.	250,285	43,169,157
Deere & Co.	500,693	87,190,679
Dover Corp.	229,949	23,889,402
Eaton Corp. plc	669,052	58,281,120
Emerson Electric Co.	976,769	68,520,345
Fastenal Co.	913,181	32,819,725
Flowserve Corp.	209,521	10,233,006
Fortive Corp.	469,565	32,399,985
Fortune Brands Home & Security, Inc.	220,509	13,241,565
General Dynamics Corp.	371,217	65,631,166
General Electric Co.	13,877,198	138,494,436
Honeywell International, Inc.	1,143,259	197,475,127
Huntington Ingalls Industries, Inc.	66,400	14,983,824
IDEX Corp.	121,044	18,825,973
Illinois Tool Works, Inc.	467,026	78,731,243
Ingersoll-Rand plc	383,911	48,714,467
Jacobs Engineering Group, Inc.	215,184	20,136,919
Security	Number of Shares	Value ($)
Johnson Controls International plc	1,264,099	54,773,410
L3Harris Technologies, Inc.	355,508	73,344,855
Lockheed Martin Corp.	394,895	148,749,049
Masco Corp.	461,293	21,334,801
Northrop Grumman Corp.	250,366	88,249,008
PACCAR, Inc.	551,523	41,948,839
Parker-Hannifin Corp.	204,258	37,479,300
Pentair plc	266,811	11,064,652
Quanta Services, Inc.	224,425	9,437,071
Raytheon Co.	442,525	93,908,230
Rockwell Automation, Inc.	185,720	31,941,983
Roper Technologies, Inc.	165,059	55,618,281
Snap-on, Inc.	88,402	14,380,353
Stanley Black & Decker, Inc.	241,804	36,592,199
Textron, Inc.	365,263	16,834,972
The Boeing Co.	849,671	288,811,670
TransDigm Group, Inc.	78,754	41,446,655
United Rentals, Inc. *	121,990	16,294,204
United Technologies Corp.	1,289,050	185,081,799
W.W. Grainger, Inc.	70,612	21,807,810
Wabtec Corp.	287,762	19,962,050
Xylem, Inc.	287,078	22,016,012
		2,636,185,243

Commercial & Professional Services 0.7%
Cintas Corp.	131,751	35,397,541
Copart, Inc. *	319,764	26,425,297
Equifax, Inc.	193,021	26,387,901
IHS Markit Ltd. *	636,892	44,595,178
Nielsen Holdings plc	559,325	11,275,992
Republic Services, Inc.	335,870	29,391,984
Robert Half International, Inc.	185,042	10,597,355
Rollins, Inc.	221,854	8,454,856
Verisk Analytics, Inc.	260,640	37,714,608
Waste Management, Inc.	621,572	69,746,594
		299,987,306

Consumer Durables & Apparel 1.1%
Capri Holdings Ltd. *	238,940	7,423,866
D.R. Horton, Inc.	533,690	27,949,345
Garmin Ltd.	229,130	21,480,938
Hanesbrands, Inc.	577,947	8,790,574
Hasbro, Inc.	186,096	18,109,002
Leggett & Platt, Inc.	207,237	10,631,258
Lennar Corp., Class A	452,799	26,986,820
Mohawk Industries, Inc. *	95,032	13,625,688
Newell Brands, Inc.	604,050	11,458,829
NIKE, Inc., Class B	1,990,227	178,224,828
NVR, Inc. *	5,451	19,823,052
PulteGroup, Inc.	409,746	16,078,433
PVH Corp.	118,314	10,312,248
Ralph Lauren Corp.	81,999	7,876,824
Tapestry, Inc.	453,028	11,715,304
Under Armour, Inc., Class A *	294,876	6,089,189
Under Armour, Inc., Class C *	313,942	5,807,927

1
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
VF Corp.	520,336	42,818,449
Whirlpool Corp.	100,831	15,338,412
		460,540,986

Consumer Services 1.9%
Carnival Corp.	637,942	27,361,332
Chipotle Mexican Grill, Inc. *	40,452	31,478,128
Darden Restaurants, Inc.	195,426	21,940,477
H&R Block, Inc.	320,597	8,011,719
Hilton Worldwide Holdings, Inc.	455,084	44,124,945
Las Vegas Sands Corp.	538,300	33,288,472
Marriott International, Inc., Class A	433,692	54,883,723
McDonald's Corp.	1,206,994	237,415,720
MGM Resorts International	827,447	23,582,240
Norwegian Cruise Line Holdings Ltd. *	340,971	17,307,688
Royal Caribbean Cruises Ltd.	272,040	29,606,113
Starbucks Corp.	1,902,983	160,916,242
Wynn Resorts Ltd.	154,206	18,711,356
Yum! Brands, Inc.	484,829	49,311,958
		757,940,113

Diversified Financials 5.0%
Affiliated Managers Group, Inc.	80,700	6,446,316
American Express Co.	1,083,664	127,092,114
Ameriprise Financial, Inc.	207,731	31,344,531
Berkshire Hathaway, Inc., Class B *	3,116,389	662,481,974
BlackRock, Inc.	187,237	86,447,323
Capital One Financial Corp.	746,356	69,597,697
Cboe Global Markets, Inc.	176,680	20,344,702
CME Group, Inc.	569,409	117,155,902
Discover Financial Services	504,927	40,525,441
E*TRADE Financial Corp.	360,464	15,063,790
Franklin Resources, Inc.	447,730	12,334,961
Intercontinental Exchange, Inc.	891,774	84,112,124
Invesco Ltd.	610,769	10,273,135
MarketAxess Holdings, Inc.	59,780	22,034,310
Moody's Corp.	258,185	56,978,848
Morgan Stanley	1,993,390	91,795,609
MSCI, Inc.	134,900	31,642,144
Nasdaq, Inc.	182,034	18,161,532
Northern Trust Corp.	341,052	33,996,063
Raymond James Financial, Inc.	196,221	16,382,491
S&P Global, Inc.	391,930	101,114,021
State Street Corp.	590,075	38,986,255
Synchrony Financial	968,194	34,245,022
T. Rowe Price Group, Inc.	373,600	43,262,880
The Bank of New York Mellon Corp.	1,361,099	63,631,378
The Charles Schwab Corp. (a)	1,841,508	74,967,791
The Goldman Sachs Group, Inc.	515,390	109,973,918
		2,020,392,272

Energy 4.3%
Apache Corp.	597,629	12,944,644
Baker Hughes Co.	1,029,696	22,035,494
Cabot Oil & Gas Corp.	665,522	12,405,330
Chevron Corp.	3,017,155	350,412,382
Cimarex Energy Co.	161,415	6,814,941
Concho Resources, Inc.	321,431	21,703,021
ConocoPhillips	1,766,767	97,525,538
Devon Energy Corp.	638,762	12,954,093
Diamondback Energy, Inc.	259,022	22,213,727
EOG Resources, Inc.	921,348	63,858,630
Exxon Mobil Corp.	6,724,390	454,367,032
Halliburton Co.	1,404,062	27,028,194
Helmerich & Payne, Inc.	171,303	6,423,863
Security	Number of Shares	Value ($)
Hess Corp.	411,064	27,027,458
HollyFrontier Corp.	240,558	13,216,257
Kinder Morgan, Inc.	3,090,121	61,740,618
Marathon Oil Corp.	1,278,325	14,739,087
Marathon Petroleum Corp.	1,047,441	66,983,852
National Oilwell Varco, Inc.	606,698	13,723,509
Noble Energy, Inc.	766,473	14,762,270
Occidental Petroleum Corp.	1,421,251	57,560,665
ONEOK, Inc.	656,008	45,809,039
Phillips 66	711,859	83,159,368
Pioneer Natural Resources Co.	266,832	32,825,673
Schlumberger Ltd.	2,199,273	71,894,234
TechnipFMC plc	666,241	13,144,935
The Williams Cos., Inc.	1,924,333	42,931,869
Valero Energy Corp.	658,295	63,841,449
		1,734,047,172

Food & Staples Retailing 1.6%
Costco Wholesale Corp.	699,356	207,785,661
Sysco Corp.	817,862	65,322,638
The Kroger Co.	1,266,654	31,210,355
Walgreens Boots Alliance, Inc.	1,203,634	65,935,071
Walmart, Inc.	2,260,217	265,033,045
		635,286,770

Food, Beverage & Tobacco 3.8%
Altria Group, Inc.	2,970,526	133,049,860
Archer-Daniels-Midland Co.	886,159	37,254,124
Brown-Forman Corp., Class B	288,952	18,932,135
Campbell Soup Co.	267,534	12,389,500
ConAgra Brands, Inc.	778,130	21,048,416
Constellation Brands, Inc., Class A	265,523	50,536,993
General Mills, Inc.	957,262	48,686,345
Hormel Foods Corp.	440,362	18,006,402
Kellogg Co.	396,507	25,190,090
Lamb Weston Holdings, Inc.	229,955	17,945,688
McCormick & Co., Inc. - Non Voting Shares	195,472	31,410,396
Molson Coors Brewing Co., Class B	300,969	15,867,086
Mondelez International, Inc., Class A	2,293,000	120,267,850
Monster Beverage Corp. *	612,859	34,399,776
PepsiCo, Inc.	2,221,813	304,766,089
Philip Morris International, Inc.	2,473,205	201,417,815
The Coca-Cola Co.	6,115,520	332,867,754
The Hershey Co.	236,150	34,683,350
The JM Smucker Co.	180,540	19,079,467
The Kraft Heinz Co.	985,572	31,863,543
Tyson Foods, Inc., Class A	468,923	38,822,135
		1,548,484,814

Health Care Equipment & Services 6.3%
Abbott Laboratories	2,809,275	234,883,483
ABIOMED, Inc. *	72,071	14,960,498
Align Technology, Inc. *	115,091	29,036,308
AmerisourceBergen Corp.	240,572	20,540,037
Anthem, Inc.	406,415	109,358,148
Baxter International, Inc.	809,828	62,113,808
Becton, Dickinson & Co.	429,402	109,926,912
Boston Scientific Corp. *	2,216,782	92,439,809
Cardinal Health, Inc.	471,861	23,333,527
Centene Corp. *	659,290	34,995,113
Cerner Corp.	505,027	33,897,412
Cigna Corp. *	599,566	106,998,548
CVS Health Corp.	2,068,924	137,355,864
Danaher Corp.	1,014,842	139,865,524

2
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
DaVita, Inc. *	153,316	8,984,318
DENTSPLY SIRONA, Inc.	355,521	19,475,440
Edwards Lifesciences Corp. *	330,818	78,860,395
HCA Healthcare, Inc.	424,272	56,657,283
Henry Schein, Inc. *	235,266	14,724,123
Hologic, Inc. *	424,755	20,519,914
Humana, Inc.	214,395	63,075,009
IDEXX Laboratories, Inc. *	136,747	38,974,263
Intuitive Surgical, Inc. *	182,990	101,184,321
Laboratory Corp. of America Holdings *	155,841	25,677,922
McKesson Corp.	293,099	38,982,167
Medtronic plc	2,132,179	232,194,293
Quest Diagnostics, Inc.	212,912	21,557,340
ResMed, Inc.	228,688	33,827,529
Stryker Corp.	510,281	110,358,472
Teleflex, Inc.	73,862	25,660,397
The Cooper Cos., Inc.	79,268	23,066,988
UnitedHealth Group, Inc.	1,506,989	380,816,120
Universal Health Services, Inc., Class B	128,539	17,668,971
Varian Medical Systems, Inc. *	144,571	17,465,623
WellCare Health Plans, Inc. *	79,672	23,630,715
Zimmer Biomet Holdings, Inc.	325,738	45,026,764
		2,548,093,358

Household & Personal Products 2.0%
Church & Dwight Co., Inc.	393,289	27,506,633
Colgate-Palmolive Co.	1,365,079	93,644,419
Coty, Inc., Class A	469,771	5,491,623
Kimberly-Clark Corp.	547,894	72,804,155
The Clorox Co.	200,595	29,625,876
The Estee Lauder Cos., Inc., Class A	350,913	65,364,564
The Procter & Gamble Co.	3,975,874	495,036,072
		789,473,342

Insurance 2.3%
Aflac, Inc.	1,179,462	62,700,200
American International Group, Inc.	1,380,303	73,100,847
Aon plc	375,562	72,543,556
Arthur J. Gallagher & Co.	295,635	26,967,825
Assurant, Inc.	96,628	12,181,892
Chubb Ltd.	723,870	110,332,265
Cincinnati Financial Corp.	240,996	27,283,157
Everest Re Group Ltd.	65,104	16,737,587
Globe Life, Inc.	160,729	15,643,754
Lincoln National Corp.	317,935	17,956,969
Loews Corp.	412,908	20,232,492
Marsh & McLennan Cos., Inc.	805,954	83,512,953
MetLife, Inc.	1,262,843	59,088,424
Principal Financial Group, Inc.	414,276	22,114,053
Prudential Financial, Inc.	640,560	58,380,638
The Allstate Corp.	522,123	55,564,330
The Hartford Financial Services Group, Inc.	574,102	32,769,742
The Progressive Corp.	927,451	64,643,335
The Travelers Cos., Inc.	413,701	54,219,653
Unum Group	328,041	9,034,249
Willis Towers Watson plc	205,791	38,462,338
		933,470,259

Materials 2.7%
Air Products & Chemicals, Inc.	349,632	74,562,520
Albemarle Corp.	169,005	10,265,364
Amcor plc *	2,573,825	24,502,814
Avery Dennison Corp.	133,931	17,124,418
Ball Corp.	527,325	36,896,930
Security	Number of Shares	Value ($)
Celanese Corp.	196,470	23,802,340
CF Industries Holdings, Inc.	346,222	15,701,168
Corteva, Inc. *	1,194,420	31,508,800
Dow, Inc. *	1,183,144	59,736,941
DuPont de Nemours, Inc.	1,185,746	78,152,519
Eastman Chemical Co.	220,550	16,770,622
Ecolab, Inc.	397,236	76,297,119
FMC Corp.	207,111	18,950,656
Freeport-McMoRan, Inc.	2,296,965	22,556,196
International Flavors & Fragrances, Inc.	169,490	20,679,475
International Paper Co.	627,203	27,396,227
Linde plc	859,581	170,497,891
LyondellBasell Industries N.V., Class A	409,693	36,749,462
Martin Marietta Materials, Inc.	99,527	26,067,117
Newmont Goldcorp Corp.	1,303,581	51,791,273
Nucor Corp.	479,023	25,795,389
Packaging Corp. of America	151,608	16,595,012
PPG Industries, Inc.	375,100	46,932,512
Sealed Air Corp.	242,598	10,133,318
The Mosaic Co.	566,967	11,271,304
The Sherwin-Williams Co.	130,289	74,567,000
Vulcan Materials Co.	210,979	30,142,570
WestRock Co.	410,458	15,338,815
		1,070,785,772

Media & Entertainment 8.1%
Activision Blizzard, Inc.	1,217,052	68,191,424
Alphabet, Inc., Class A *	476,068	599,274,398
Alphabet, Inc., Class C *	480,292	605,220,752
CBS Corp., Class B - Non Voting Shares	518,969	18,703,643
Charter Communications, Inc., Class A *	257,137	120,304,117
Comcast Corp., Class A	7,209,067	323,110,383
Discovery, Inc., Class A *	250,778	6,759,721
Discovery, Inc., Class C *	550,065	13,883,641
DISH Network Corp., Class A *	381,101	13,102,252
Electronic Arts, Inc. *	469,005	45,212,082
Facebook, Inc., Class A *	3,823,917	732,853,693
Fox Corp., Class A	562,292	18,015,836
Fox Corp., Class B *	257,652	8,049,048
Netflix, Inc. *	696,229	200,103,177
News Corp., Class A	607,032	8,322,409
News Corp., Class B	205,200	2,897,424
Omnicom Group, Inc.	344,709	26,608,088
Take-Two Interactive Software, Inc. *	180,938	21,775,888
The Interpublic Group of Cos., Inc.	618,378	13,449,721
The Walt Disney Co.	2,863,364	372,008,251
TripAdvisor, Inc. *	167,462	6,765,465
Twitter, Inc. *	1,226,451	36,756,736
Viacom, Inc., Class B	566,777	12,219,712
		3,273,587,861

Pharmaceuticals, Biotechnology & Life Sciences 7.6%
AbbVie, Inc.	2,350,568	186,987,684
Agilent Technologies, Inc.	490,664	37,167,798
Alexion Pharmaceuticals, Inc. *	356,425	37,567,195
Allergan plc	522,035	91,935,584
Amgen, Inc.	953,396	203,311,697
Biogen, Inc. *	292,604	87,403,741
Bristol-Myers Squibb Co.	2,600,808	149,208,355
Celgene Corp. *	1,127,072	121,757,588
Eli Lilly & Co.	1,350,589	153,899,617
Gilead Sciences, Inc.	2,014,266	128,328,887
Illumina, Inc. *	233,507	69,005,989
Incyte Corp. *	285,126	23,927,774
IQVIA Holdings, Inc. *	288,876	41,719,472
Johnson & Johnson	4,194,205	553,802,828

3
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Merck & Co., Inc.	4,069,139	352,631,586
Mettler-Toledo International, Inc. *	39,149	27,597,696
Mylan N.V. *	819,793	15,699,036
PerkinElmer, Inc.	176,716	15,190,507
Perrigo Co., plc	215,899	11,446,965
Pfizer, Inc.	8,791,486	337,329,318
Regeneron Pharmaceuticals, Inc. *	126,784	38,831,403
Thermo Fisher Scientific, Inc.	636,837	192,312,037
Vertex Pharmaceuticals, Inc. *	407,788	79,714,398
Waters Corp. *	105,826	22,394,898
Zoetis, Inc.	759,251	97,123,388
		3,076,295,441

Real Estate 3.1%
Alexandria Real Estate Equities, Inc.	181,504	28,813,760
American Tower Corp.	703,512	153,421,897
Apartment Investment & Management Co., Class A	234,561	12,872,708
AvalonBay Communities, Inc.	221,579	48,228,885
Boston Properties, Inc.	228,256	31,316,723
CBRE Group, Inc., Class A *	533,749	28,582,259
Crown Castle International Corp.	659,898	91,587,243
Digital Realty Trust, Inc.	330,589	41,998,026
Duke Realty Corp.	573,562	20,154,969
Equinix, Inc.	135,044	76,540,238
Equity Residential	553,076	49,035,718
Essex Property Trust, Inc.	104,844	34,297,618
Extra Space Storage, Inc.	204,415	22,949,672
Federal Realty Investment Trust	110,665	15,051,547
HCP, Inc.	779,170	29,312,375
Host Hotels & Resorts, Inc.	1,158,688	18,990,896
Iron Mountain, Inc.	453,512	14,875,194
Kimco Realty Corp.	672,204	14,492,718
Mid-America Apartment Communities, Inc.	181,581	25,237,943
Prologis, Inc.	1,004,746	88,176,509
Public Storage	239,244	53,317,918
Realty Income Corp.	504,906	41,296,262
Regency Centers Corp.	267,561	17,990,802
SBA Communications Corp.	179,418	43,176,942
Simon Property Group, Inc.	490,176	73,859,720
SL Green Realty Corp.	131,590	11,000,924
The Macerich Co. (b)	176,260	4,847,150
UDR, Inc.	464,679	23,350,120
Ventas, Inc.	591,112	38,481,391
Vornado Realty Trust	251,105	16,480,021
Welltower, Inc.	645,869	58,573,860
Weyerhaeuser Co.	1,180,498	34,482,346
		1,262,794,354

Retailing 6.5%
Advance Auto Parts, Inc.	112,678	18,307,921
Amazon.com, Inc. *	660,440	1,173,377,330
AutoZone, Inc. *	39,004	44,635,398
Best Buy Co., Inc.	370,455	26,609,783
Booking Holdings, Inc. *	67,625	138,548,071
CarMax, Inc. *	261,974	24,408,118
Dollar General Corp.	407,780	65,383,445
Dollar Tree, Inc. *	375,934	41,503,114
eBay, Inc.	1,250,816	44,091,264
Expedia Group, Inc.	221,810	30,312,555
Genuine Parts Co.	231,881	23,786,353
Kohl's Corp.	252,246	12,930,130
L Brands, Inc.	367,808	6,267,448
LKQ Corp. *	488,037	16,588,378
Lowe's Cos., Inc.	1,227,470	136,997,927
Security	Number of Shares	Value ($)
Macy's, Inc.	492,092	7,460,115
Nordstrom, Inc.	167,165	6,001,224
O'Reilly Automotive, Inc. *	121,330	52,840,428
Ross Stores, Inc.	579,757	63,581,950
Target Corp.	813,052	86,923,389
The Gap, Inc.	347,386	5,648,496
The Home Depot, Inc.	1,740,825	408,362,728
The TJX Cos., Inc.	1,925,083	110,981,035
Tiffany & Co.	174,048	21,670,716
Tractor Supply Co.	188,134	17,876,493
Ulta Salon, Cosmetics & Fragrance, Inc. *	93,316	21,756,625
		2,606,850,434

Semiconductors & Semiconductor Equipment 4.1%
Advanced Micro Devices, Inc. *	1,722,298	58,437,571
Analog Devices, Inc.	588,446	62,745,997
Applied Materials, Inc.	1,465,591	79,522,968
Broadcom, Inc.	632,887	185,340,958
Intel Corp.	7,041,581	398,060,574
KLA Corp.	252,647	42,707,449
Lam Research Corp.	229,303	62,150,285
Maxim Integrated Products, Inc.	436,087	25,580,863
Microchip Technology, Inc.	378,214	35,661,798
Micron Technology, Inc. *	1,752,258	83,319,868
NVIDIA Corp.	968,373	194,662,341
Qorvo, Inc. *	186,824	15,106,589
QUALCOMM, Inc.	1,932,610	155,459,148
Skyworks Solutions, Inc.	272,632	24,825,870
Texas Instruments, Inc.	1,484,467	175,152,261
Xilinx, Inc.	400,311	36,324,220
		1,635,058,760

Software & Services 12.1%
Accenture plc, Class A	1,012,374	187,714,387
Adobe, Inc. *	771,823	214,512,766
Akamai Technologies, Inc. *	263,194	22,766,281
Alliance Data Systems Corp.	65,077	6,507,700
ANSYS, Inc. *	134,183	29,540,387
Autodesk, Inc. *	348,809	51,400,494
Automatic Data Processing, Inc.	690,064	111,949,083
Broadridge Financial Solutions, Inc.	180,907	22,653,175
Cadence Design Systems, Inc. *	444,991	29,080,162
Citrix Systems, Inc.	195,246	21,254,480
Cognizant Technology Solutions Corp., Class A	876,402	53,407,938
DXC Technology Co.	411,997	11,399,957
Fidelity National Information Services, Inc.	975,525	128,535,174
Fiserv, Inc. *	908,329	96,410,040
FleetCor Technologies, Inc. *	137,922	40,579,411
Fortinet, Inc. *	225,352	18,379,709
Gartner, Inc. *	143,092	22,047,615
Global Payments, Inc.	476,147	80,554,549
International Business Machines Corp.	1,408,106	188,306,015
Intuit, Inc.	413,712	106,530,840
Jack Henry & Associates, Inc.	122,457	17,335,013
Leidos Holdings, Inc.	214,501	18,496,421
Mastercard, Inc., Class A	1,418,805	392,739,412
Microsoft Corp.	12,134,708	1,739,753,086
Oracle Corp.	3,499,063	190,663,943
Paychex, Inc.	509,313	42,598,939
PayPal Holdings, Inc. *	1,870,718	194,741,744
salesforce.com, Inc. *	1,394,352	218,202,144
Symantec Corp.	902,445	20,647,942
Synopsys, Inc. *	238,574	32,386,421
The Western Union Co.	671,770	16,834,556

4
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
VeriSign, Inc. *	165,983	31,540,090
Visa, Inc., Class A	2,744,096	490,809,011
		4,850,278,885

Technology Hardware & Equipment 6.1%
Amphenol Corp., Class A	474,367	47,593,241
Apple, Inc.	6,751,993	1,679,625,779
Arista Networks, Inc. *	86,369	21,123,266
CDW Corp.	229,624	29,371,206
Cisco Systems, Inc.	6,749,583	320,672,688
Corning, Inc.	1,242,453	36,813,882
F5 Networks, Inc. *	95,974	13,827,934
FLIR Systems, Inc.	217,819	11,230,748
Hewlett Packard Enterprise Co.	2,073,062	34,018,947
HP, Inc.	2,351,474	40,845,103
IPG Photonics Corp. *	55,795	7,492,153
Juniper Networks, Inc.	544,995	13,526,776
Keysight Technologies, Inc. *	298,110	30,082,280
Motorola Solutions, Inc.	262,652	43,684,280
NetApp, Inc.	377,645	21,102,803
Seagate Technology plc	375,726	21,803,380
TE Connectivity Ltd.	533,582	47,755,589
Western Digital Corp.	469,737	24,261,916
Xerox Holdings Corp.	300,122	10,183,139
		2,455,015,110

Telecommunication Services 2.3%
AT&T, Inc.	11,615,005	447,061,542
CenturyLink, Inc.	1,558,736	20,170,044
T-Mobile US, Inc. *	501,598	41,462,091
Verizon Communications, Inc.	6,573,990	397,529,175
		906,222,852

Transportation 1.9%
Alaska Air Group, Inc.	196,980	13,676,321
American Airlines Group, Inc.	625,978	18,816,899
C.H. Robinson Worldwide, Inc.	216,051	16,342,098
CSX Corp.	1,270,181	89,255,619
Delta Air Lines, Inc.	917,283	50,523,948
Expeditors International of Washington, Inc.	271,811	19,825,894
FedEx Corp.	380,750	58,125,295
JB Hunt Transport Services, Inc.	134,458	15,806,882
Kansas City Southern	160,133	22,543,524
Norfolk Southern Corp.	419,395	76,329,890
Southwest Airlines Co.	767,068	43,055,527
Union Pacific Corp.	1,120,085	185,329,264
United Airlines Holdings, Inc. *	350,744	31,861,585
United Parcel Service, Inc., Class B	1,110,760	127,926,229
		769,418,975

Utilities 3.5%
AES Corp.	1,057,993	18,038,781
Alliant Energy Corp.	380,335	20,287,069
Ameren Corp.	391,221	30,397,872
American Electric Power Co., Inc.	785,845	74,175,909
American Water Works Co., Inc.	287,602	35,452,698
Atmos Energy Corp.	187,695	21,111,934
CenterPoint Energy, Inc.	795,970	23,138,848
CMS Energy Corp.	450,078	28,768,986
Consolidated Edison, Inc.	529,154	48,798,582
Dominion Energy, Inc.	1,306,955	107,889,135
DTE Energy Co.	291,659	37,134,024
Duke Energy Corp.	1,158,413	109,192,009
Security	Number of Shares	Value ($)
Edison International	568,174	35,738,145
Entergy Corp.	315,084	38,276,404
Evergy, Inc.	373,016	23,839,453
Eversource Energy	512,976	42,956,610
Exelon Corp.	1,546,901	70,368,526
FirstEnergy Corp.	856,660	41,393,811
NextEra Energy, Inc.	776,419	185,051,704
NiSource, Inc.	590,897	16,568,752
NRG Energy, Inc.	400,038	16,049,525
Pinnacle West Capital Corp.	179,552	16,899,434
PPL Corp.	1,148,803	38,473,412
Public Service Enterprise Group, Inc.	801,922	50,769,682
Sempra Energy	435,764	62,972,256
The Southern Co.	1,662,027	104,142,612
WEC Energy Group, Inc.	500,844	47,279,674
Xcel Energy, Inc.	835,176	53,042,028
		1,398,207,875
Total Common Stock
(Cost $19,901,583,892)		40,097,746,858

Other Investment Company 0.0% of net assets

Securities Lending Collateral 0.0%
Wells Fargo Government Money Market Fund, Select Class 1.75% (c)	1,405,885	1,405,885
Total Other Investment Company
(Cost $1,405,885)		1,405,885
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.1% of net assets

Time Deposit 0.1%
Sumitomo Mitsui Trust Bank, Limited.
1.18%, 11/01/19 (d)	49,185,198	49,185,198
Total Short-Term Investment
(Cost $49,185,198)		49,185,198

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/20/19	805	122,190,950	2,085,885
*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $1,383,250.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.

5
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 0.7%
Aptiv plc	84,410	7,558,915
Autoliv, Inc.	25,928	2,018,235
BorgWarner, Inc.	68,688	2,862,916
Ford Motor Co.	1,293,386	11,110,186
General Motors Co.	415,679	15,446,632
Gentex Corp.	83,942	2,354,573
Harley-Davidson, Inc.	51,547	2,005,694
Lear Corp.	18,352	2,161,315
Tesla, Inc. *	46,816	14,743,295
The Goodyear Tire & Rubber Co.	78,523	1,246,160
Thor Industries, Inc.	18,666	1,180,811
		62,688,732

Banks 5.5%
Associated Banc-Corp.	52,421	1,054,186
Bank of America Corp.	2,771,201	86,655,455
Bank OZK	40,961	1,149,366
BankUnited, Inc.	31,045	1,064,844
BB&T Corp.	252,999	13,421,597
BOK Financial Corp.	10,599	817,713
CIT Group, Inc.	30,989	1,329,118
Citigroup, Inc.	747,223	53,695,445
Citizens Financial Group, Inc.	147,943	5,201,676
Comerica, Inc.	49,298	3,225,075
Commerce Bancshares, Inc.	32,860	2,114,870
Cullen/Frost Bankers, Inc.	18,693	1,683,865
East West Bancorp, Inc.	48,273	2,071,877
Essent Group Ltd.	32,857	1,711,521
F.N.B. Corp.	108,393	1,307,220
Fifth Third Bancorp	242,147	7,041,635
First Citizens BancShares, Inc., Class A	2,854	1,403,940
First Financial Bankshares, Inc.	45,227	1,505,155
First Hawaiian, Inc.	43,668	1,193,446
First Horizon National Corp.	101,562	1,621,945
First Republic Bank	55,662	5,920,210
Glacier Bancorp, Inc.	28,293	1,197,360
Hancock Whitney Corp.	30,679	1,196,481
Huntington Bancshares, Inc.	343,748	4,857,159
IBERIABANK Corp.	17,273	1,267,665
Investors Bancorp, Inc.	75,440	909,052
JPMorgan Chase & Co.	1,057,707	132,128,758
KeyCorp	332,279	5,971,054
LendingTree, Inc. *	2,535	912,220
M&T Bank Corp.	44,226	6,922,696
MGIC Investment Corp.	118,705	1,627,446
New York Community Bancorp, Inc.	156,892	1,827,792
PacWest Bancorp	39,758	1,470,648
People's United Financial, Inc.	146,704	2,372,204
Pinnacle Financial Partners, Inc.	24,309	1,429,855
Popular, Inc.	32,233	1,755,409
Prosperity Bancshares, Inc.	31,369	2,165,088
Radian Group, Inc.	66,938	1,680,144
Regions Financial Corp.	329,655	5,307,445
Signature Bank	17,868	2,114,142
Security	Number of Shares	Value ($)
Sterling Bancorp	67,030	1,317,139
SunTrust Banks, Inc.	146,570	10,016,594
SVB Financial Group *	17,185	3,806,134
Synovus Financial Corp.	50,957	1,725,914
TFS Financial Corp.	16,400	315,864
The PNC Financial Services Group, Inc.	147,283	21,606,416
U.S. Bancorp	474,347	27,047,266
UMB Financial Corp.	14,027	915,402
Umpqua Holdings Corp.	73,204	1,158,087
United Bankshares, Inc.	33,952	1,342,462
Valley National Bancorp	111,634	1,292,722
Webster Financial Corp.	30,730	1,355,193
Wells Fargo & Co.	1,326,384	68,481,206
Western Alliance Bancorp	32,143	1,585,614
Wintrust Financial Corp.	18,766	1,197,646
Zions Bancorp NA	57,929	2,807,819
		518,274,255

Capital Goods 6.7%
3M Co.	190,299	31,397,432
A.O. Smith Corp.	45,777	2,274,201
Acuity Brands, Inc.	13,338	1,664,449
AECOM *	52,049	2,082,481
AGCO Corp.	20,635	1,582,498
Air Lease Corp.	34,403	1,513,044
Allegion plc	30,790	3,572,872
Allison Transmission Holdings, Inc.	40,203	1,753,253
AMETEK, Inc.	75,823	6,949,178
Arconic, Inc.	127,972	3,515,391
BWX Technologies, Inc.	31,743	1,844,268
Carlisle Cos., Inc.	18,649	2,839,683
Caterpillar, Inc.	186,152	25,651,746
Crane Co.	16,966	1,298,238
Cummins, Inc.	52,270	9,015,530
Curtiss-Wright Corp.	14,280	1,931,370
Deere & Co.	104,194	18,144,343
Donaldson Co., Inc.	42,469	2,239,815
Dover Corp.	48,323	5,020,276
Eaton Corp. plc	138,851	12,095,311
EMCOR Group, Inc.	18,661	1,636,756
Emerson Electric Co.	203,754	14,293,343
EnerSys	14,387	961,915
Fastenal Co.	188,951	6,790,899
Flowserve Corp.	43,779	2,138,166
Fluor Corp.	46,510	749,276
Fortive Corp.	97,279	6,712,251
Fortune Brands Home & Security, Inc.	46,737	2,806,557
Gardner Denver Holdings, Inc. *	44,603	1,419,714
Gates Industrial Corp. plc *	14,417	144,170
Generac Holdings, Inc. *	20,749	2,003,938
General Dynamics Corp.	77,382	13,681,138
General Electric Co.	2,887,009	28,812,350
Graco, Inc.	55,281	2,498,701
GrafTech International Ltd.	18,736	226,331
HD Supply Holdings, Inc. *	57,074	2,256,706
HEICO Corp.	13,213	1,629,691
HEICO Corp., Class A	24,022	2,288,576
Hexcel Corp.	28,336	2,114,432

6
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Honeywell International, Inc.	238,076	41,122,868
Hubbell, Inc.	18,131	2,569,163
Huntington Ingalls Industries, Inc.	13,580	3,064,463
IDEX Corp.	24,948	3,880,162
Illinois Tool Works, Inc.	97,477	16,432,673
Ingersoll-Rand plc	80,122	10,166,681
ITT, Inc.	29,201	1,735,999
Jacobs Engineering Group, Inc.	44,782	4,190,700
Johnson Controls International plc	262,842	11,388,944
L3Harris Technologies, Inc.	73,872	15,240,532
Lennox International, Inc.	11,548	2,856,513
Lincoln Electric Holdings, Inc.	20,215	1,810,658
Lockheed Martin Corp.	82,195	30,961,213
Masco Corp.	95,146	4,400,503
MasTec, Inc. *	19,962	1,256,408
MSC Industrial Direct Co., Inc., Class A	14,524	1,063,302
Nordson Corp.	16,803	2,634,878
Northrop Grumman Corp.	52,056	18,348,699
nVent Electric plc	50,997	1,175,991
Oshkosh Corp.	22,571	1,927,112
Owens Corning	36,379	2,229,305
PACCAR, Inc.	114,466	8,706,284
Parker-Hannifin Corp.	42,608	7,818,142
Pentair plc	55,620	2,306,561
Proto Labs, Inc. *	8,590	832,972
Quanta Services, Inc.	47,141	1,982,279
Raytheon Co.	91,978	19,518,651
RBC Bearings, Inc. *	8,292	1,330,369
Rockwell Automation, Inc.	38,593	6,637,610
Roper Technologies, Inc.	34,339	11,570,869
Sensata Technologies Holding plc *	53,076	2,716,960
Snap-on, Inc.	18,092	2,943,026
Spirit AeroSystems Holdings, Inc., Class A	34,044	2,785,480
Stanley Black & Decker, Inc.	50,007	7,567,559
Teledyne Technologies, Inc. *	12,111	3,991,786
Textron, Inc.	76,615	3,531,185
The Boeing Co.	176,838	60,109,005
The Middleby Corp. *	18,512	2,239,026
The Timken Co.	22,955	1,124,795
The Toro Co.	35,498	2,737,961
TransDigm Group, Inc.	16,419	8,640,991
Trex Co., Inc. *	19,670	1,728,796
United Rentals, Inc. *	25,389	3,391,209
United Technologies Corp.	268,353	38,530,124
W.W. Grainger, Inc.	14,553	4,494,549
WABCO Holdings, Inc. *	16,677	2,245,058
Wabtec Corp.	59,936	4,157,760
Watsco, Inc.	10,729	1,891,523
Woodward, Inc.	18,687	1,993,155
Xylem, Inc.	59,867	4,591,200
		630,121,941

Commercial & Professional Services 0.9%
ADT, Inc. (a)	37,530	290,482
Cintas Corp.	27,452	7,375,529
Copart, Inc. *	66,455	5,491,841
CoStar Group, Inc. *	12,061	6,627,761
Equifax, Inc.	40,215	5,497,793
IAA, Inc. *	44,407	1,694,127
IHS Markit Ltd. *	132,527	9,279,540
Insperity, Inc.	13,089	1,382,591
KAR Auction Services, Inc.	44,407	1,103,958
ManpowerGroup, Inc.	20,020	1,820,218
MSA Safety, Inc.	11,702	1,405,059
Nielsen Holdings plc	118,804	2,395,089
Republic Services, Inc.	70,045	6,129,638
Robert Half International, Inc.	38,499	2,204,838
Security	Number of Shares	Value ($)
Rollins, Inc.	46,334	1,765,789
Stericycle, Inc. *	30,083	1,732,781
The Brink's Co.	16,696	1,418,492
TransUnion	61,735	5,100,546
Verisk Analytics, Inc.	54,117	7,830,730
Waste Management, Inc.	128,887	14,462,410
		85,009,212

Consumer Durables & Apparel 1.2%
Brunswick Corp.	27,826	1,620,586
Capri Holdings Ltd. *	51,002	1,584,632
Carter's, Inc.	14,569	1,460,397
Columbia Sportswear Co.	9,818	888,038
D.R. Horton, Inc.	110,821	5,803,696
Deckers Outdoor Corp. *	9,744	1,489,858
Garmin Ltd.	47,771	4,478,531
Hanesbrands, Inc.	120,823	1,837,718
Hasbro, Inc.	38,828	3,778,353
Kontoor Brands, Inc. *	16,175	614,650
Leggett & Platt, Inc.	43,800	2,246,940
Lennar Corp., Class A	94,199	5,614,260
lululemon Athletica, Inc. *	37,372	7,633,978
Mattel, Inc. *	115,930	1,384,204
Mohawk Industries, Inc. *	19,786	2,836,917
Newell Brands, Inc.	125,922	2,388,740
NIKE, Inc., Class B	413,902	37,064,924
NVR, Inc. *	1,137	4,134,803
Polaris, Inc.	19,133	1,887,470
PulteGroup, Inc.	85,198	3,343,170
PVH Corp.	24,313	2,119,121
Ralph Lauren Corp.	16,833	1,616,978
Skechers U.S.A., Inc., Class A *	44,618	1,667,375
Tapestry, Inc.	94,373	2,440,486
Toll Brothers, Inc.	42,829	1,703,309
Under Armour, Inc., Class A *	63,104	1,303,098
Under Armour, Inc., Class C *	64,030	1,184,555
VF Corp.	107,976	8,885,345
Whirlpool Corp.	21,203	3,225,400
		116,237,532

Consumer Services 2.1%
Aramark	82,012	3,588,845
Bright Horizons Family Solutions, Inc. *	19,193	2,850,544
Caesars Entertainment Corp. *	183,951	2,258,918
Carnival Corp.	131,941	5,658,950
Chegg, Inc. *	37,671	1,154,993
Chipotle Mexican Grill, Inc. *	8,447	6,573,118
Choice Hotels International, Inc.	10,274	909,044
Churchill Downs, Inc.	11,834	1,538,302
Cracker Barrel Old Country Store, Inc.	8,038	1,249,909
Darden Restaurants, Inc.	40,487	4,545,476
Domino's Pizza, Inc.	13,520	3,672,302
Dunkin' Brands Group, Inc.	27,592	2,169,283
Eldorado Resorts, Inc. *	21,730	972,852
Grand Canyon Education, Inc. *	16,119	1,482,303
H&R Block, Inc.	66,106	1,651,989
Hilton Worldwide Holdings, Inc.	95,008	9,211,976
Las Vegas Sands Corp.	112,179	6,937,149
Marriott International, Inc., Class A	90,541	11,457,964
Marriott Vacations Worldwide Corp.	12,537	1,378,192
McDonald's Corp.	251,327	49,436,021
MGM Resorts International	172,799	4,924,772
Norwegian Cruise Line Holdings Ltd. *	70,837	3,595,686
Planet Fitness, Inc., Class A *	27,952	1,779,424
Royal Caribbean Cruises Ltd.	56,645	6,164,675
Service Corp. International	60,607	2,756,406

7
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
ServiceMaster Global Holdings, Inc. *	45,364	1,831,798
Six Flags Entertainment Corp.	25,990	1,096,518
Starbucks Corp.	396,199	33,502,588
Texas Roadhouse, Inc.	21,380	1,207,970
The Wendy's Co.	61,568	1,304,010
Vail Resorts, Inc.	13,183	3,063,334
Wyndham Destinations, Inc.	30,227	1,402,835
Wyndham Hotels & Resorts, Inc.	31,459	1,697,842
Wynn Resorts Ltd.	32,230	3,910,788
Yum! Brands, Inc.	100,378	10,209,446
		197,146,222

Diversified Financials 5.1%
Affiliated Managers Group, Inc.	16,479	1,316,343
AGNC Investment Corp.	180,010	3,069,170
Ally Financial, Inc.	128,717	3,942,602
American Express Co.	225,179	26,408,993
Ameriprise Financial, Inc.	43,343	6,540,025
Annaly Capital Management, Inc.	478,172	4,293,985
AXA Equitable Holdings, Inc.	99,098	2,140,517
Berkshire Hathaway, Inc., Class B *	648,730	137,907,023
BlackRock, Inc.	38,889	17,955,051
Blackstone Mortgage Trust, Inc., Class A	45,023	1,634,335
Capital One Financial Corp.	155,708	14,519,771
Cboe Global Markets, Inc.	36,829	4,240,859
Chimera Investment Corp.	62,683	1,269,958
CME Group, Inc.	118,527	24,386,930
Credit Acceptance Corp. *	4,602	2,014,802
Discover Financial Services	105,374	8,457,317
E*TRADE Financial Corp.	75,025	3,135,295
Eaton Vance Corp.	38,050	1,735,080
Evercore, Inc., Class A	12,967	954,890
FactSet Research Systems, Inc.	12,736	3,228,831
FirstCash, Inc.	13,886	1,171,840
Franklin Resources, Inc.	93,498	2,575,870
Green Dot Corp., Class A *	16,392	472,745
Interactive Brokers Group, Inc., Class A	25,103	1,194,150
Intercontinental Exchange, Inc.	185,556	17,501,642
Invesco Ltd.	127,458	2,143,844
Janus Henderson Group plc	52,158	1,206,415
Jefferies Financial Group, Inc.	81,909	1,529,241
Lazard Ltd., Class A	43,357	1,618,517
LPL Financial Holdings, Inc.	27,466	2,220,351
MarketAxess Holdings, Inc.	12,407	4,573,096
Moody's Corp.	53,833	11,880,405
Morgan Stanley	415,779	19,146,623
Morningstar, Inc.	6,799	1,100,350
MSCI, Inc.	27,910	6,546,570
Nasdaq, Inc.	38,043	3,795,550
New Residential Investment Corp.	138,642	2,196,089
Northern Trust Corp.	71,155	7,092,730
OneMain Holdings, Inc.	25,087	1,003,480
Raymond James Financial, Inc.	40,814	3,407,561
S&P Global, Inc.	81,535	21,035,215
Santander Consumer USA Holdings, Inc.	34,243	858,814
SEI Investments Co.	41,874	2,509,090
SLM Corp.	138,796	1,171,438
Starwood Property Trust, Inc.	93,731	2,305,783
State Street Corp.	123,148	8,136,388
Stifel Financial Corp.	22,626	1,266,603
Synchrony Financial	202,191	7,151,496
T. Rowe Price Group, Inc.	78,127	9,047,107
TD Ameritrade Holding Corp.	89,108	3,419,965
The Bank of New York Mellon Corp.	283,946	13,274,475
The Charles Schwab Corp. (b)	383,080	15,595,187
The Goldman Sachs Group, Inc.	107,079	22,848,517
Security	Number of Shares	Value ($)
Two Harbors Investment Corp.	90,007	1,248,397
Voya Financial, Inc.	45,813	2,472,069
		473,869,390

Energy 4.1%
Antero Resources Corp. *	66,200	165,500
Apache Corp.	125,516	2,718,677
Baker Hughes Co.	214,698	4,594,537
Cabot Oil & Gas Corp.	138,178	2,575,638
Centennial Resource Development, Inc., Class A *	59,100	200,940
Cheniere Energy, Inc. *	77,403	4,764,155
Chevron Corp.	628,087	72,946,024
Cimarex Energy Co.	33,916	1,431,934
Concho Resources, Inc.	66,081	4,461,789
ConocoPhillips	367,501	20,286,055
Continental Resources, Inc. *	28,913	852,066
CVR Energy, Inc.	8,925	423,223
Devon Energy Corp.	133,046	2,698,173
Diamondback Energy, Inc.	54,023	4,633,012
EOG Resources, Inc.	192,328	13,330,254
EQT Corp.	85,155	914,565
Equitrans Midstream Corp.	68,050	947,256
Exxon Mobil Corp.	1,399,877	94,589,689
Halliburton Co.	290,788	5,597,669
Helmerich & Payne, Inc.	36,540	1,370,250
Hess Corp.	85,684	5,633,723
HollyFrontier Corp.	50,124	2,753,813
Kinder Morgan, Inc.	643,059	12,848,319
Marathon Oil Corp.	267,709	3,086,685
Marathon Petroleum Corp.	217,436	13,905,032
Murphy Oil Corp.	51,132	1,054,853
National Oilwell Varco, Inc.	128,053	2,896,559
Noble Energy, Inc.	157,372	3,030,985
Occidental Petroleum Corp.	295,495	11,967,547
ONEOK, Inc.	136,287	9,516,921
Parsley Energy, Inc., Class A	93,091	1,471,769
PBF Energy, Inc., Class A	33,772	1,090,160
Peabody Energy Corp.	23,624	248,761
Phillips 66	148,476	17,344,966
Pioneer Natural Resources Co.	55,508	6,828,594
Schlumberger Ltd.	457,318	14,949,725
Targa Resources Corp.	77,514	3,013,744
TechnipFMC plc	138,686	2,736,275
The Williams Cos., Inc.	399,776	8,919,003
Transocean Ltd. *	189,158	898,500
Valero Energy Corp.	136,901	13,276,659
WPX Energy, Inc. *	139,819	1,395,394
		378,369,393

Food & Staples Retailing 1.5%
BJ's Wholesale Club Holdings, Inc. *	40,795	1,089,227
Casey's General Stores, Inc.	12,222	2,087,640
Costco Wholesale Corp.	145,469	43,220,295
Performance Food Group Co. *	35,113	1,496,165
Sysco Corp.	169,720	13,555,536
The Kroger Co.	263,373	6,489,511
U.S. Foods Holding Corp. *	72,655	2,882,224
Walgreens Boots Alliance, Inc.	250,898	13,744,192
Walmart, Inc.	470,417	55,161,097
		139,725,887

Food, Beverage & Tobacco 3.6%
Altria Group, Inc.	617,441	27,655,182
Archer-Daniels-Midland Co.	184,707	7,765,082

8
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Brown-Forman Corp., Class B	60,157	3,941,487
Bunge Ltd.	47,128	2,544,912
Campbell Soup Co.	55,642	2,576,781
ConAgra Brands, Inc.	161,997	4,382,019
Constellation Brands, Inc., Class A	55,420	10,548,089
Darling Ingredients, Inc. *	55,304	1,067,367
Flowers Foods, Inc.	64,122	1,392,730
General Mills, Inc.	199,478	10,145,451
Hormel Foods Corp.	91,674	3,748,550
Ingredion, Inc.	22,258	1,758,382
Kellogg Co.	81,877	5,201,646
Keurig Dr Pepper, Inc.	88,388	2,489,006
Lamb Weston Holdings, Inc.	47,949	3,741,940
Lancaster Colony Corp.	6,589	917,057
McCormick & Co., Inc. - Non Voting Shares	40,804	6,556,795
Molson Coors Brewing Co., Class B	62,447	3,292,206
Mondelez International, Inc., Class A	476,837	25,010,101
Monster Beverage Corp. *	127,954	7,182,058
National Beverage Corp. (a)	4,100	180,236
PepsiCo, Inc.	462,374	63,423,842
Philip Morris International, Inc.	514,612	41,910,001
Pilgrim's Pride Corp. *	18,242	553,827
Post Holdings, Inc. *	22,899	2,356,307
Seaboard Corp.	90	379,718
The Coca-Cola Co.	1,272,943	69,286,287
The Hershey Co.	49,212	7,227,766
The JM Smucker Co.	37,424	3,954,968
The Kraft Heinz Co.	204,691	6,617,660
TreeHouse Foods, Inc. *	18,832	1,017,305
Tyson Foods, Inc., Class A	97,315	8,056,709
		336,881,467

Health Care Equipment & Services 6.2%
Abbott Laboratories	584,871	48,901,064
ABIOMED, Inc. *	15,020	3,117,852
Align Technology, Inc. *	23,937	6,039,066
Amedisys, Inc. *	10,618	1,364,625
AmerisourceBergen Corp.	50,302	4,294,785
Anthem, Inc.	84,630	22,772,240
Baxter International, Inc.	169,111	12,970,814
Becton, Dickinson & Co.	89,348	22,873,088
Boston Scientific Corp. *	461,142	19,229,621
Cantel Medical Corp.	12,112	882,844
Cardinal Health, Inc.	98,004	4,846,298
Centene Corp. *	136,232	7,231,195
Cerner Corp.	105,332	7,069,884
Chemed Corp.	5,287	2,082,602
Cigna Corp. *	124,778	22,267,882
Covetrus, Inc. *	32,898	326,184
CVS Health Corp.	430,186	28,560,049
Danaher Corp.	211,315	29,123,433
DaVita, Inc. *	31,988	1,874,497
DENTSPLY SIRONA, Inc.	74,275	4,068,784
DexCom, Inc. *	30,050	4,634,912
Edwards Lifesciences Corp. *	68,858	16,414,370
Encompass Health Corp.	32,963	2,110,291
Globus Medical, Inc., Class A *	25,641	1,342,819
Haemonetics Corp. *	16,531	1,995,788
HCA Healthcare, Inc.	87,998	11,751,253
HealthEquity, Inc. *	23,292	1,322,753
Henry Schein, Inc. *	49,006	3,067,040
Hill-Rom Holdings, Inc.	22,278	2,332,284
Hologic, Inc. *	88,024	4,252,439
Humana, Inc.	44,759	13,168,098
ICU Medical, Inc. *	6,378	1,030,749
IDEXX Laboratories, Inc. *	28,361	8,083,169
Security	Number of Shares	Value ($)
Insulet Corp. *	19,750	2,870,070
Integra LifeSciences Holdings Corp. *	23,608	1,370,680
Intuitive Surgical, Inc. *	38,136	21,087,301
Laboratory Corp. of America Holdings *	32,458	5,348,105
LHC Group, Inc. *	9,771	1,084,288
LivaNova plc *	16,259	1,149,999
Masimo Corp. *	16,355	2,384,395
McKesson Corp.	61,157	8,133,881
MEDNAX, Inc. *	27,268	598,805
Medtronic plc	443,982	48,349,640
Molina Healthcare, Inc. *	20,883	2,456,676
Penumbra, Inc. *	10,379	1,618,813
Quest Diagnostics, Inc.	44,790	4,534,987
ResMed, Inc.	47,313	6,998,539
Steris plc	27,785	3,933,522
Stryker Corp.	106,229	22,974,146
Teladoc Health, Inc. *	23,422	1,794,125
Teleflex, Inc.	15,380	5,343,166
The Cooper Cos., Inc.	16,298	4,742,718
UnitedHealth Group, Inc.	313,577	79,240,908
Universal Health Services, Inc., Class B	26,840	3,689,426
Varian Medical Systems, Inc. *	30,201	3,648,583
Veeva Systems, Inc., Class A *	43,029	6,102,803
WellCare Health Plans, Inc. *	16,580	4,917,628
West Pharmaceutical Services, Inc.	24,202	3,481,216
Wright Medical Group N.V. *	42,065	874,952
Zimmer Biomet Holdings, Inc.	67,992	9,398,534
		579,530,678

Household & Personal Products 1.8%
Church & Dwight Co., Inc.	82,014	5,736,059
Colgate-Palmolive Co.	284,160	19,493,376
Coty, Inc., Class A	94,332	1,102,741
Herbalife Nutrition Ltd. *	31,416	1,403,353
Kimberly-Clark Corp.	113,864	15,130,248
Nu Skin Enterprises, Inc., Class A	18,980	846,128
The Clorox Co.	41,534	6,134,157
The Estee Lauder Cos., Inc., Class A	73,160	13,627,513
The Procter & Gamble Co.	827,790	103,068,133
		166,541,708

Insurance 2.6%
Aflac, Inc.	244,955	13,021,808
Alleghany Corp. *	4,737	3,686,760
American Financial Group, Inc.	24,522	2,551,269
American International Group, Inc.	288,038	15,254,492
American National Insurance Co.	3,237	388,375
Aon plc	78,001	15,066,673
Arch Capital Group Ltd. *	134,419	5,613,337
Arthur J. Gallagher & Co.	61,882	5,644,876
Assurant, Inc.	20,009	2,522,535
Assured Guaranty Ltd.	32,468	1,523,399
Athene Holding Ltd., Class A *	39,502	1,712,412
Axis Capital Holdings Ltd.	27,912	1,658,810
Brighthouse Financial, Inc. *	36,771	1,388,473
Brown & Brown, Inc.	77,637	2,925,362
Chubb Ltd.	150,775	22,981,126
Cincinnati Financial Corp.	50,113	5,673,293
CNA Financial Corp.	9,511	426,473
Erie Indemnity Co., Class A	6,101	1,124,231
Everest Re Group Ltd.	13,550	3,483,570
Fidelity National Financial, Inc.	90,454	4,146,411
First American Financial Corp.	37,257	2,301,737
Globe Life, Inc.	33,097	3,221,331
Kemper Corp.	20,964	1,506,892
Lincoln National Corp.	66,563	3,759,478

9
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Loews Corp.	85,949	4,211,501
Markel Corp. *	4,544	5,321,024
Marsh & McLennan Cos., Inc.	167,446	17,350,755
MetLife, Inc.	263,266	12,318,216
Old Republic International Corp.	95,114	2,124,847
Primerica, Inc.	13,705	1,729,297
Principal Financial Group, Inc.	85,226	4,549,364
Prudential Financial, Inc.	132,945	12,116,607
Reinsurance Group of America, Inc.	20,901	3,395,785
RenaissanceRe Holdings Ltd.	14,760	2,762,777
Selective Insurance Group, Inc.	19,709	1,362,286
The Allstate Corp.	108,930	11,592,331
The Hanover Insurance Group, Inc.	13,008	1,713,284
The Hartford Financial Services Group, Inc.	119,541	6,823,400
The Progressive Corp.	193,628	13,495,872
The Travelers Cos., Inc.	86,062	11,279,286
Unum Group	68,986	1,899,874
W. R. Berkley Corp.	47,387	3,312,351
Willis Towers Watson plc	42,680	7,976,892
		246,918,872

Materials 2.8%
Air Products & Chemicals, Inc.	72,946	15,556,464
Albemarle Corp.	35,335	2,146,248
Alcoa Corp. *	62,234	1,293,845
Amcor plc *	535,396	5,096,970
AptarGroup, Inc.	21,051	2,487,176
Ashland Global Holdings, Inc.	19,967	1,544,847
Avery Dennison Corp.	28,074	3,589,542
Axalta Coating Systems Ltd. *	67,564	1,992,462
Ball Corp.	109,573	7,666,823
Berry Global Group, Inc. *	43,554	1,807,927
Celanese Corp.	40,950	4,961,092
CF Industries Holdings, Inc.	72,814	3,302,115
Corteva, Inc. *	247,014	6,516,229
Crown Holdings, Inc. *	45,123	3,286,759
Dow, Inc. *	245,474	12,393,982
DuPont de Nemours, Inc.	246,916	16,274,234
Eastman Chemical Co.	45,376	3,450,391
Ecolab, Inc.	82,841	15,911,271
Element Solutions, Inc. *	74,692	811,155
FMC Corp.	43,298	3,961,767
Freeport-McMoRan, Inc.	482,385	4,737,021
Graphic Packaging Holding Co.	99,149	1,552,673
Huntsman Corp.	67,330	1,490,013
Ingevity Corp. *	13,907	1,171,108
International Flavors & Fragrances, Inc.	35,337	4,311,467
International Paper Co.	129,373	5,651,013
Linde plc	178,787	35,462,401
Livent Corp. *	45,294	310,717
Louisiana-Pacific Corp.	41,200	1,204,276
LyondellBasell Industries N.V., Class A	85,407	7,661,008
Martin Marietta Materials, Inc.	20,568	5,386,965
NewMarket Corp.	2,440	1,184,596
Newmont Goldcorp Corp.	270,908	10,763,175
Nucor Corp.	100,496	5,411,710
Olin Corp.	55,042	1,009,470
Packaging Corp. of America	31,470	3,444,706
PPG Industries, Inc.	78,328	9,800,399
Reliance Steel & Aluminum Co.	21,731	2,521,665
Royal Gold, Inc.	21,913	2,529,637
RPM International, Inc.	42,904	3,107,537
Sealed Air Corp.	50,489	2,108,926
Sonoco Products Co.	33,411	1,927,815
Steel Dynamics, Inc.	72,019	2,186,497
The Chemours Co.	52,344	858,965
Security	Number of Shares	Value ($)
The Mosaic Co.	118,507	2,355,919
The Scotts Miracle-Gro Co.	13,135	1,318,623
The Sherwin-Williams Co.	27,164	15,546,500
United States Steel Corp. (a)	54,372	625,822
Valvoline, Inc.	62,822	1,340,621
Vulcan Materials Co.	43,573	6,225,274
W.R. Grace & Co.	18,495	1,228,993
Westlake Chemical Corp.	11,139	703,873
WestRock Co.	85,323	3,188,520
		262,379,204

Media & Entertainment 7.8%
Activision Blizzard, Inc.	253,870	14,224,336
Alphabet, Inc., Class A *	99,084	124,726,939
Alphabet, Inc., Class C *	99,961	125,961,856
Altice USA, Inc., Class A *	102,138	3,161,171
Cable One, Inc.	1,659	2,198,789
Cargurus, Inc. *	23,438	787,282
CBS Corp., Class B - Non Voting Shares	108,243	3,901,078
Charter Communications, Inc., Class A *	53,479	25,020,685
Cinemark Holdings, Inc.	35,543	1,300,874
Comcast Corp., Class A	1,500,365	67,246,359
Discovery, Inc., Class A *	52,444	1,413,628
Discovery, Inc., Class C *	114,577	2,891,923
DISH Network Corp., Class A *	79,543	2,734,688
Electronic Arts, Inc. *	97,186	9,368,730
Facebook, Inc., Class A *	795,834	152,521,586
Fox Corp., Class A	116,942	3,746,822
Fox Corp., Class B *	54,188	1,692,833
IAC/InterActiveCorp *	23,906	5,432,638
Liberty Broadband Corp., Class C *	50,306	5,939,629
Liberty Global plc, Class A *	53,391	1,342,784
Liberty Global plc, Class C *	136,649	3,261,812
Liberty Media Corp. - Liberty Formula One, Class C *	67,508	2,869,090
Liberty Media Corp. - Liberty SiriusXM, Class A *	27,946	1,255,055
Liberty Media Corp. - Liberty SiriusXM, Class C *	49,720	2,246,847
Live Nation Entertainment, Inc. *	46,235	3,259,567
Netflix, Inc. *	144,836	41,627,315
News Corp., Class A	128,555	1,762,489
Nexstar Media Group, Inc., Class A	15,282	1,486,786
Omnicom Group, Inc.	71,793	5,541,702
Sirius XM Holdings, Inc.	455,959	3,064,044
Snap, Inc., Class A *	253,254	3,814,005
Take-Two Interactive Software, Inc. *	37,654	4,531,659
The Interpublic Group of Cos., Inc.	128,602	2,797,094
The Madison Square Garden Co., Class A *	5,539	1,478,470
The New York Times Co., Class A	47,452	1,466,267
The Walt Disney Co.	595,911	77,420,757
TripAdvisor, Inc. *	34,337	1,387,215
Twitter, Inc. *	255,755	7,664,977
Viacom, Inc., Class B	117,870	2,541,277
World Wrestling Entertainment, Inc., Class A	15,714	880,613
Zillow Group, Inc., Class C *	41,315	1,345,630
Zynga, Inc., Class A *	311,529	1,922,134
		729,239,435

Pharmaceuticals, Biotechnology & Life Sciences 7.4%
AbbVie, Inc.	489,162	38,912,837
Agilent Technologies, Inc.	102,477	7,762,633
Agios Pharmaceuticals, Inc. *	17,506	526,580

10
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Alexion Pharmaceuticals, Inc. *	73,936	7,792,854
Alkermes plc *	52,026	1,016,068
Allergan plc	108,529	19,113,042
Alnylam Pharmaceuticals, Inc. *	36,806	3,192,552
Amgen, Inc.	198,418	42,312,639
Bio-Rad Laboratories, Inc., Class A *	7,114	2,359,145
Bio-Techne Corp.	12,625	2,628,146
Biogen, Inc. *	61,053	18,237,142
BioMarin Pharmaceutical, Inc. *	58,983	4,318,145
Bluebird Bio, Inc. *	18,348	1,486,188
Bristol-Myers Squibb Co.	541,187	31,047,898
Bruker Corp.	33,500	1,490,750
Catalent, Inc. *	48,616	2,365,168
Celgene Corp. *	234,510	25,334,115
Charles River Laboratories International, Inc. *	16,112	2,094,238
Eli Lilly & Co.	281,122	32,033,852
Emergent BioSolutions, Inc. *	14,214	812,472
Exact Sciences Corp. *	43,136	3,752,832
Exelixis, Inc. *	100,262	1,549,048
FibroGen, Inc. *	25,222	987,441
Gilead Sciences, Inc.	418,672	26,673,593
Horizon Therapeutics plc *	60,769	1,756,832
Illumina, Inc. *	48,521	14,338,926
Immunomedics, Inc. *	54,593	873,488
Incyte Corp. *	59,322	4,978,302
Intercept Pharmaceuticals, Inc. *	7,966	579,766
Ionis Pharmaceuticals, Inc. *	42,331	2,358,683
IQVIA Holdings, Inc. *	60,312	8,710,259
Jazz Pharmaceuticals plc *	18,561	2,331,818
Johnson & Johnson	873,082	115,281,747
Merck & Co., Inc.	847,097	73,409,426
Mettler-Toledo International, Inc. *	8,101	5,710,719
Mylan N.V. *	171,450	3,283,268
Nektar Therapeutics *	58,188	996,470
Neurocrine Biosciences, Inc. *	30,339	3,018,427
PerkinElmer, Inc.	36,877	3,169,947
Perrigo Co., plc	44,989	2,385,317
Pfizer, Inc.	1,829,840	70,210,961
PRA Health Sciences, Inc. *	20,762	2,028,655
Regeneron Pharmaceuticals, Inc. *	26,464	8,105,394
Sage Therapeutics, Inc. *	17,167	2,328,704
Sarepta Therapeutics, Inc. *	23,286	1,934,135
Seattle Genetics, Inc. *	37,456	4,022,774
Syneos Health, Inc. *	20,617	1,033,943
Thermo Fisher Scientific, Inc.	132,516	40,017,182
United Therapeutics Corp. *	14,658	1,316,875
Vertex Pharmaceuticals, Inc. *	85,082	16,631,829
Waters Corp. *	22,108	4,678,495
Zoetis, Inc.	157,997	20,210,976
		693,502,696

Real Estate 4.0%
Alexandria Real Estate Equities, Inc.	37,615	5,971,381
American Campus Communities, Inc.	45,738	2,285,985
American Homes 4 Rent, Class A	84,749	2,243,306
American Tower Corp.	146,459	31,939,779
Americold Realty Trust	62,843	2,519,376
Apartment Investment & Management Co., Class A	49,009	2,689,614
Apple Hospitality REIT, Inc.	71,106	1,171,827
AvalonBay Communities, Inc.	46,130	10,040,656
Boston Properties, Inc.	47,501	6,517,137
Brixmor Property Group, Inc.	99,647	2,194,227
Camden Property Trust	32,186	3,681,113
CBRE Group, Inc., Class A *	111,394	5,965,149
CoreSite Realty Corp.	12,262	1,440,785
Security	Number of Shares	Value ($)
Cousins Properties, Inc.	48,636	1,951,763
Crown Castle International Corp.	137,764	19,120,266
CubeSmart	63,449	2,011,333
CyrusOne, Inc.	37,184	2,650,476
Digital Realty Trust, Inc.	68,684	8,725,615
Douglas Emmett, Inc.	53,967	2,337,850
Duke Realty Corp.	119,886	4,212,794
EastGroup Properties, Inc.	12,163	1,629,234
EPR Properties	25,871	2,012,505
Equinix, Inc.	28,059	15,903,280
Equity Commonwealth	40,489	1,302,936
Equity LifeStyle Properties, Inc.	60,124	4,205,073
Equity Residential	115,329	10,225,069
Essex Property Trust, Inc.	21,670	7,088,907
Extra Space Storage, Inc.	42,557	4,777,874
Federal Realty Investment Trust	22,920	3,117,349
First Industrial Realty Trust, Inc.	42,574	1,792,791
Gaming & Leisure Properties, Inc.	67,360	2,718,650
HCP, Inc.	162,618	6,117,689
Healthcare Realty Trust, Inc.	42,920	1,492,328
Healthcare Trust of America, Inc., Class A	68,512	2,123,872
Highwoods Properties, Inc.	34,481	1,613,711
Host Hotels & Resorts, Inc.	242,977	3,982,393
Hudson Pacific Properties, Inc.	51,484	1,849,305
Invitation Homes, Inc.	158,288	4,873,688
Iron Mountain, Inc.	95,695	3,138,796
JBG SMITH Properties	38,146	1,535,758
Jones Lang LaSalle, Inc.	16,836	2,466,811
Kilroy Realty Corp.	30,564	2,565,237
Kimco Realty Corp.	140,739	3,034,333
Lamar Advertising Co., Class A	28,462	2,277,245
Liberty Property Trust	51,964	3,069,513
Life Storage, Inc.	15,551	1,693,815
Medical Properties Trust, Inc.	147,361	3,054,794
Mid-America Apartment Communities, Inc.	37,470	5,207,955
National Health Investors, Inc.	14,234	1,221,135
National Retail Properties, Inc.	56,634	3,336,309
Omega Healthcare Investors, Inc.	71,868	3,165,067
Paramount Group, Inc.	66,793	899,702
Park Hotels & Resorts, Inc.	79,118	1,839,493
Pebblebrook Hotel Trust	43,526	1,119,053
Prologis, Inc.	209,012	18,342,893
PS Business Parks, Inc.	6,686	1,207,157
Public Storage	49,659	11,067,005
Rayonier, Inc.	43,188	1,165,212
Realty Income Corp.	105,378	8,618,867
Regency Centers Corp.	55,830	3,754,009
Ryman Hospitality Properties, Inc.	17,140	1,442,674
Sabra Health Care REIT, Inc.	63,542	1,563,133
SBA Communications Corp.	37,396	8,999,347
Service Properties Trust	53,012	1,341,204
Simon Property Group, Inc.	101,967	15,364,388
SL Green Realty Corp.	27,403	2,290,891
Spirit Realty Capital, Inc.	29,685	1,479,500
STORE Capital Corp.	69,269	2,805,394
Sun Communities, Inc.	29,787	4,844,856
Sunstone Hotel Investors, Inc.	72,950	985,555
The Howard Hughes Corp. *	14,258	1,594,330
The Macerich Co.	37,236	1,023,990
UDR, Inc.	96,817	4,865,054
Uniti Group, Inc.	63,369	438,513
Ventas, Inc.	123,341	8,029,499
VEREIT, Inc.	349,108	3,435,223
VICI Properties, Inc.	152,150	3,583,132
Vornado Realty Trust	52,154	3,422,867
Weingarten Realty Investors	40,495	1,284,906
Welltower, Inc.	133,722	12,127,248

11
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Weyerhaeuser Co.	245,532	7,171,990
WP Carey, Inc.	56,408	5,192,920
		373,563,859

Retailing 6.1%
Advance Auto Parts, Inc.	23,445	3,809,344
Amazon.com, Inc. *	137,450	244,201,917
American Eagle Outfitters, Inc.	52,754	811,356
AutoNation, Inc. *	19,588	996,050
AutoZone, Inc. *	8,131	9,304,954
Best Buy Co., Inc.	76,637	5,504,836
Booking Holdings, Inc. *	14,064	28,813,901
Burlington Stores, Inc. *	21,928	4,213,904
CarMax, Inc. *	54,771	5,103,014
Dollar General Corp.	84,879	13,609,499
Dollar Tree, Inc. *	78,370	8,652,048
eBay, Inc.	260,853	9,195,068
Etsy, Inc. *	40,119	1,784,894
Expedia Group, Inc.	46,292	6,326,265
Five Below, Inc. *	18,633	2,331,175
Foot Locker, Inc.	36,091	1,570,319
Genuine Parts Co.	47,966	4,920,352
GrubHub, Inc. *	30,316	1,032,563
Kohl's Corp.	52,138	2,672,594
L Brands, Inc.	76,263	1,299,521
LKQ Corp. *	102,286	3,476,701
Lowe's Cos., Inc.	255,305	28,494,591
Macy's, Inc.	102,675	1,556,553
Nordstrom, Inc.	35,853	1,287,123
O'Reilly Automotive, Inc. *	25,313	11,024,065
Ollie's Bargain Outlet Holdings, Inc. *	18,244	1,165,427
Penske Automotive Group, Inc.	10,978	534,848
Pool Corp.	13,161	2,729,591
Qurate Retail, Inc. Class A *	128,523	1,226,109
Ross Stores, Inc.	120,649	13,231,576
Target Corp.	169,114	18,079,978
The Gap, Inc.	71,646	1,164,964
The Home Depot, Inc.	362,267	84,980,593
The TJX Cos., Inc.	400,352	23,080,293
Tiffany & Co.	35,989	4,480,990
Tractor Supply Co.	39,158	3,720,793
Ulta Salon, Cosmetics & Fragrance, Inc. *	19,475	4,540,596
Urban Outfitters, Inc. *	23,024	660,789
Wayfair, Inc., Class A *	21,440	1,763,011
Williams-Sonoma, Inc.	25,748	1,719,709
		565,071,874

Semiconductors & Semiconductor Equipment 4.0%
Advanced Micro Devices, Inc. *	359,080	12,183,584
Analog Devices, Inc.	121,955	13,004,062
Applied Materials, Inc.	305,566	16,580,011
Broadcom, Inc.	131,684	38,563,659
Cree, Inc. *	35,308	1,685,251
Cypress Semiconductor Corp.	121,636	2,830,470
Entegris, Inc.	45,093	2,164,464
First Solar, Inc. *	25,238	1,307,076
Intel Corp.	1,465,462	82,842,567
KLA Corp.	52,683	8,905,534
Lam Research Corp.	47,809	12,958,151
Marvell Technology Group Ltd.	218,668	5,333,313
Maxim Integrated Products, Inc.	89,791	5,267,140
Microchip Technology, Inc.	78,424	7,394,599
Micron Technology, Inc. *	365,138	17,362,312
MKS Instruments, Inc.	18,095	1,958,241
Monolithic Power Systems, Inc.	13,189	1,977,295
NVIDIA Corp.	201,449	40,495,278
Security	Number of Shares	Value ($)
ON Semiconductor Corp. *	136,894	2,792,638
Qorvo, Inc. *	38,995	3,153,136
QUALCOMM, Inc.	402,142	32,348,302
Semtech Corp. *	22,287	1,124,602
Silicon Laboratories, Inc. *	14,380	1,527,731
Skyworks Solutions, Inc.	56,880	5,179,493
Teradyne, Inc.	56,442	3,455,379
Texas Instruments, Inc.	308,837	36,439,678
Universal Display Corp.	13,879	2,778,298
Xilinx, Inc.	83,795	7,603,558
		369,215,822

Software & Services 12.4%
Accenture plc, Class A	210,604	39,050,194
ACI Worldwide, Inc. *	39,115	1,227,820
Adobe, Inc. *	160,601	44,635,836
Akamai Technologies, Inc. *	54,565	4,719,872
Alliance Data Systems Corp.	13,757	1,375,700
Amdocs Ltd.	45,152	2,943,910
ANSYS, Inc. *	27,713	6,101,017
Aspen Technology, Inc. *	22,688	2,611,616
Autodesk, Inc. *	72,806	10,728,692
Automatic Data Processing, Inc.	143,623	23,299,959
Black Knight, Inc. *	49,365	3,169,233
Blackbaud, Inc.	16,222	1,361,837
Booz Allen Hamilton Holding Corp.	46,785	3,292,260
Broadridge Financial Solutions, Inc.	37,561	4,703,388
CACI International, Inc., Class A *	8,308	1,858,915
Cadence Design Systems, Inc. *	92,683	6,056,834
CDK Global, Inc.	39,438	1,993,197
Cerence, Inc. *	11,925	184,838
Ceridian HCM Holding, Inc. *	29,466	1,421,735
Citrix Systems, Inc.	41,039	4,467,506
Cognizant Technology Solutions Corp., Class A	182,709	11,134,286
Coupa Software, Inc. *	20,425	2,808,233
DocuSign, Inc. *	40,819	2,701,810
Dropbox, Inc., Class A *	70,731	1,401,888
DXC Technology Co.	87,569	2,423,034
EPAM Systems, Inc. *	18,109	3,186,460
Euronet Worldwide, Inc. *	17,998	2,520,980
Fair Isaac Corp. *	9,525	2,895,981
Fidelity National Information Services, Inc.	202,946	26,740,165
FireEye, Inc. *	71,497	1,132,512
Fiserv, Inc. *	188,841	20,043,584
FleetCor Technologies, Inc. *	28,640	8,426,461
Fortinet, Inc. *	46,775	3,814,969
Gartner, Inc. *	29,972	4,618,086
Genpact Ltd.	50,665	1,984,548
Global Payments, Inc.	99,253	16,791,623
GoDaddy, Inc., Class A *	58,794	3,823,374
Guidewire Software, Inc. *	27,099	3,055,141
HubSpot, Inc. *	13,231	2,052,128
International Business Machines Corp.	293,036	39,187,704
Intuit, Inc.	86,045	22,156,587
j2 Global, Inc.	15,475	1,469,506
Jack Henry & Associates, Inc.	25,301	3,581,610
Leidos Holdings, Inc.	44,670	3,851,894
LogMeIn, Inc.	15,983	1,049,763
Mastercard, Inc., Class A	295,309	81,744,484
MAXIMUS, Inc.	21,323	1,636,327
Microsoft Corp.	2,525,818	362,126,527
New Relic, Inc. *	16,436	1,052,890
Nuance Communications, Inc. *	95,404	1,556,993
Nutanix, Inc., Class A *	47,363	1,383,947
Okta, Inc. *	35,258	3,845,590
Oracle Corp.	728,349	39,687,737

12
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Palo Alto Networks, Inc. *	31,702	7,208,718
Paychex, Inc.	105,513	8,825,107
Paycom Software, Inc. *	16,190	3,424,671
Paylocity Holding Corp. *	11,760	1,206,576
PayPal Holdings, Inc. *	389,255	40,521,445
Pegasystems, Inc.	12,324	926,888
Proofpoint, Inc. *	18,498	2,134,114
PTC, Inc. *	34,630	2,317,093
RealPage, Inc. *	26,267	1,590,467
RingCentral, Inc., Class A *	23,726	3,832,224
Sabre Corp.	89,255	2,095,707
salesforce.com, Inc. *	290,128	45,402,131
Science Applications International Corp.	16,184	1,337,122
ServiceNow, Inc. *	62,021	15,335,312
Splunk, Inc. *	49,483	5,935,981
Square, Inc., Class A *	113,315	6,960,940
SS&C Technologies Holdings, Inc.	73,031	3,798,342
Symantec Corp.	188,118	4,304,140
Synopsys, Inc. *	49,941	6,779,491
Teradata Corp. *	37,196	1,113,276
The Trade Desk, Inc., Class A *	12,916	2,593,533
The Western Union Co.	139,203	3,488,427
Twilio, Inc., Class A *	40,198	3,881,519
Tyler Technologies, Inc. *	12,765	3,427,658
VeriSign, Inc. *	34,543	6,563,861
Visa, Inc., Class A	571,272	102,177,710
VMware, Inc., Class A	26,015	4,117,394
WEX, Inc. *	14,404	2,724,949
Workday, Inc., Class A *	53,456	8,668,425
Zendesk, Inc. *	36,741	2,595,752
Zscaler, Inc. *	21,206	932,640
		1,157,312,794

Technology Hardware & Equipment 5.8%
Amphenol Corp., Class A	98,421	9,874,579
Apple, Inc.	1,405,217	349,561,781
Arista Networks, Inc. *	18,007	4,403,972
Arrow Electronics, Inc. *	27,332	2,166,881
Avnet, Inc.	34,443	1,362,565
CDW Corp.	48,118	6,154,773
Ciena Corp. *	51,322	1,905,073
Cisco Systems, Inc.	1,404,467	66,726,227
Cognex Corp.	55,794	2,872,833
CommScope Holding Co., Inc. *	65,396	732,435
Corning, Inc.	258,605	7,662,466
Dell Technologies, Inc., Class C *	50,944	2,694,428
Dolby Laboratories, Inc., Class A	21,477	1,381,615
F5 Networks, Inc. *	19,824	2,856,242
FLIR Systems, Inc.	45,228	2,331,956
Hewlett Packard Enterprise Co.	431,421	7,079,619
HP, Inc.	489,866	8,508,972
IPG Photonics Corp. *	11,844	1,590,412
Jabil, Inc.	46,736	1,720,820
Juniper Networks, Inc.	112,954	2,803,518
Keysight Technologies, Inc. *	61,965	6,252,888
Littelfuse, Inc.	8,241	1,446,872
Lumentum Holdings, Inc. *	24,961	1,564,056
Motorola Solutions, Inc.	54,798	9,114,003
National Instruments Corp.	39,038	1,615,783
NetApp, Inc.	78,608	4,392,615
Pure Storage, Inc., Class A *	73,397	1,428,306
Seagate Technology plc	78,211	4,538,584
SYNNEX Corp.	13,178	1,551,578
TE Connectivity Ltd.	111,077	9,941,392
Tech Data Corp. *	11,639	1,414,139
Trimble, Inc. *	83,776	3,337,636
Ubiquiti, Inc. (a)	4,302	544,590
Security	Number of Shares	Value ($)
ViaSat, Inc. *	19,102	1,314,982
Western Digital Corp.	98,202	5,072,133
Xerox Holdings Corp.	62,708	2,127,683
Zebra Technologies Corp., Class A *	17,922	4,263,106
		544,311,513

Telecommunication Services 2.1%
AT&T, Inc.	2,416,969	93,029,137
CenturyLink, Inc.	324,464	4,198,564
GCI Liberty, Inc., Class A *	31,562	2,208,709
Intelsat S.A. *	23,121	587,042
Sprint Corp. *	202,631	1,258,338
T-Mobile US, Inc. *	104,948	8,675,002
Telephone & Data Systems, Inc.	31,560	823,400
Verizon Communications, Inc.	1,368,112	82,729,733
Zayo Group Holdings, Inc. *	78,030	2,663,944
		196,173,869

Transportation 1.9%
Alaska Air Group, Inc.	41,154	2,857,322
AMERCO	2,722	1,102,519
American Airlines Group, Inc.	130,298	3,916,758
C.H. Robinson Worldwide, Inc.	44,858	3,393,059
CSX Corp.	264,039	18,554,021
Delta Air Lines, Inc.	191,380	10,541,210
Expeditors International of Washington, Inc.	56,400	4,113,816
FedEx Corp.	79,468	12,131,585
Genesee & Wyoming, Inc., Class A *	18,800	2,087,364
JB Hunt Transport Services, Inc.	28,354	3,333,296
JetBlue Airways Corp. *	98,317	1,897,518
Kansas City Southern	33,137	4,665,027
Kirby Corp. *	19,773	1,565,231
Knight-Swift Transportation Holdings, Inc.	39,957	1,456,832
Landstar System, Inc.	12,814	1,449,904
Macquarie Infrastructure Corp.	25,805	1,113,228
Norfolk Southern Corp.	87,142	15,859,844
Old Dominion Freight Line, Inc.	21,289	3,876,301
Southwest Airlines Co.	159,939	8,977,376
Spirit Airlines, Inc. *	22,837	857,758
Union Pacific Corp.	233,055	38,561,280
United Airlines Holdings, Inc. *	72,876	6,620,056
United Parcel Service, Inc., Class B	230,954	26,598,972
XPO Logistics, Inc. *	30,817	2,354,419
		177,884,696

Utilities 3.5%
AES Corp.	220,896	3,766,277
ALLETE, Inc.	17,168	1,477,478
Alliant Energy Corp.	78,507	4,187,563
Ameren Corp.	81,106	6,301,936
American Electric Power Co., Inc.	163,653	15,447,207
American Water Works Co., Inc.	59,720	7,361,684
Aqua America, Inc.	70,790	3,208,911
Atmos Energy Corp.	39,260	4,415,965
Avangrid, Inc.	18,860	943,943
Black Hills Corp.	20,082	1,583,064
CenterPoint Energy, Inc.	167,101	4,857,626
CMS Energy Corp.	93,536	5,978,821
Consolidated Edison, Inc.	109,935	10,138,206
Dominion Energy, Inc.	272,012	22,454,591
DTE Energy Co.	60,569	7,711,645
Duke Energy Corp.	241,049	22,721,279
Edison International	118,417	7,448,429
Entergy Corp.	65,655	7,975,769

13
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Evergy, Inc.	77,831	4,974,179
Eversource Energy	106,829	8,945,860
Exelon Corp.	321,710	14,634,588
FirstEnergy Corp.	178,363	8,618,500
Hawaiian Electric Industries, Inc.	36,361	1,641,699
IDACORP, Inc.	16,803	1,808,339
MDU Resources Group, Inc.	66,777	1,929,188
National Fuel Gas Co.	28,828	1,306,197
New Jersey Resources Corp.	29,624	1,291,606
NextEra Energy, Inc.	161,622	38,520,987
NiSource, Inc.	124,360	3,487,054
NRG Energy, Inc.	82,825	3,322,939
OGE Energy Corp.	66,695	2,871,887
ONE Gas, Inc.	17,559	1,630,178
Pinnacle West Capital Corp.	37,462	3,525,923
PNM Resources, Inc.	26,572	1,385,730
Portland General Electric Co.	29,771	1,693,374
PPL Corp.	237,920	7,967,941
Public Service Enterprise Group, Inc.	166,921	10,567,769
Sempra Energy	90,662	13,101,566
Southwest Gas Holdings, Inc.	17,725	1,547,393
Spire, Inc.	16,945	1,424,397
The Southern Co.	345,606	21,655,672
UGI Corp.	68,506	3,265,681
Vistra Energy Corp.	149,478	4,040,390
WEC Energy Group, Inc.	104,255	9,841,672
Xcel Energy, Inc.	173,195	10,999,614
		323,980,717
Total Common Stock
(Cost $2,767,059,144)		9,323,951,768

Other Investment Companies 0.1% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.75% (c)	10,018,827	10,018,827

Securities Lending Collateral 0.0%
Wells Fargo Government Money Market Fund, Select Class 1.75% (c)	1,635,700	1,635,700
Total Other Investment Companies
(Cost $11,654,527)		11,654,527

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/20/19	141	21,402,390	328,676
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $1,542,868.
(b)	Issuer is affiliated with the fund's investment adviser.
(c)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust
14
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.6% of net assets

Automobiles & Components 1.2%
Adient plc *	186,138	3,944,264
American Axle & Manufacturing Holdings, Inc. *	238,617	1,994,838
Cooper Tire & Rubber Co.	106,827	3,016,795
Cooper-Standard Holding, Inc. *	35,854	1,142,308
Dana, Inc.	305,639	4,960,521
Dorman Products, Inc. *	56,977	4,099,495
Fox Factory Holding Corp. *	79,836	4,865,206
Gentherm, Inc. *	69,767	2,914,168
LCI Industries	51,834	5,034,118
Modine Manufacturing Co. *	105,687	1,208,002
Motorcar Parts of America, Inc. *	39,984	762,095
Standard Motor Products, Inc.	44,607	2,335,623
Stoneridge, Inc. *	56,192	1,735,209
Tenneco, Inc., Class A	107,826	1,357,529
Visteon Corp. *	59,152	5,502,319
Winnebago Industries, Inc.	65,696	3,158,007
		48,030,497

Banks 12.1%
1st Constitution Bancorp	16,177	307,201
1st Source Corp.	29,955	1,533,097
ACNB Corp.	14,432	510,748
Allegiance Bancshares, Inc. *	41,392	1,376,698
Amalgamated Bank, Class A	28,824	524,885
Amerant Bancorp, Inc. *(a)	41,536	816,182
American National Bankshares, Inc.	23,054	834,555
Ameris Bancorp	129,279	5,539,605
Ames National Corp.	18,414	510,068
Arrow Financial Corp.	27,616	969,874
Atlantic Capital Bancshares, Inc. *	46,972	876,028
Atlantic Union Bankshares Corp.	171,955	6,338,261
Axos Financial, Inc. *	122,984	3,572,685
Banc of California, Inc.	96,167	1,324,220
BancFirst Corp.	39,324	2,276,466
BancorpSouth Bank	202,771	6,218,987
Bank First Corp. (a)	12,389	867,230
Bank of Commerce Holdings	35,924	403,067
Bank of Marin Bancorp	28,360	1,244,153
Bank7 Corp.	8,289	150,860
BankFinancial Corp.	28,923	372,528
Bankwell Financial Group, Inc.	13,790	394,670
Banner Corp.	72,256	3,900,379
Bar Harbor Bankshares	32,890	823,894
Baycom Corp. *	23,139	489,158
BCB Bancorp, Inc.	28,912	372,965
Berkshire Hills Bancorp, Inc.	97,719	3,032,221
Boston Private Financial Holdings, Inc.	175,648	1,976,040
Bridge Bancorp, Inc.	34,201	1,108,112
Bridgewater Bancshares, Inc. *	47,045	592,297
Brookline Bancorp, Inc.	165,417	2,597,047
Bryn Mawr Bank Corp.	42,287	1,611,558
Business First Bancshares, Inc.	26,935	658,291
Byline Bancorp, Inc. *	49,808	863,671
Security	Number of Shares	Value ($)
C&F Financial Corp.	7,144	363,344
Cadence BanCorp	266,772	4,102,953
Cambridge Bancorp	9,245	716,580
Camden National Corp.	32,673	1,447,741
Capital Bancorp, Inc. *	16,489	238,926
Capital City Bank Group, Inc.	28,822	819,986
Capitol Federal Financial, Inc.	279,765	3,992,247
Capstar Financial Holdings, Inc.	30,343	513,100
Carolina Financial Corp.	44,474	1,687,788
Carter Bank & Trust *	48,600	954,990
Cathay General Bancorp	162,620	5,784,393
CBTX, Inc.	37,802	1,083,027
CenterState Bank Corp.	263,997	6,694,964
Central Pacific Financial Corp.	59,235	1,713,076
Central Valley Community Bancorp	23,928	498,420
Century Bancorp, Inc., Class A	5,970	519,450
Chemung Financial Corp.	7,551	321,446
Citizens & Northern Corp.	25,377	652,443
City Holding Co.	33,974	2,695,497
Civista Bancshares, Inc.	33,010	742,065
CNB Financial Corp.	31,299	978,720
Coastal Financial Corp. *	16,651	250,598
Codorus Valley Bancorp, Inc.	20,003	433,054
Colony Bankcorp, Inc.	15,437	239,891
Columbia Banking System, Inc.	156,064	6,133,315
Columbia Financial, Inc. *	112,055	1,847,787
Community Bank System, Inc.	107,874	7,311,700
Community Bankers Trust Corp.	46,562	403,227
Community Trust Bancorp, Inc.	32,889	1,440,867
ConnectOne Bancorp, Inc.	70,513	1,712,056
CrossFirst Bankshares, Inc. *(a)	13,869	185,429
Customers Bancorp, Inc. *	60,407	1,424,397
CVB Financial Corp.	282,956	5,879,826
Dime Community Bancshares, Inc.	67,355	1,299,278
DNB Financial Corp.	7,225	328,593
Eagle Bancorp, Inc.	71,492	3,227,149
Entegra Financial Corp. *	14,115	424,861
Enterprise Bancorp, Inc.	18,823	561,114
Enterprise Financial Services Corp.	52,066	2,280,491
Equity Bancshares, Inc., Class A *	31,417	872,136
Esquire Financial Holdings, Inc. *	13,259	322,194
ESSA Bancorp, Inc.	20,206	330,368
Essent Group Ltd.	204,150	10,634,173
Evans Bancorp, Inc.	10,030	381,040
Farmers & Merchants Bancorp, Inc.	20,959	536,550
Farmers National Banc Corp.	53,448	797,444
FB Financial Corp.	36,263	1,366,027
Federal Agricultural Mortgage Corp., Class C	19,242	1,629,605
Fidelity D&D Bancorp, Inc.	5,770	380,531
Financial Institutions, Inc.	33,069	1,039,359
First BanCorp	453,955	4,775,607
First BanCorp (North Carolina)	61,886	2,336,196
First BanCorp, Inc.	21,254	600,851
First Bank/Hamilton NJ	35,703	377,024
First Busey Corp.	109,534	2,888,412
First Business Financial Services, Inc.	17,671	429,759
First Capital, Inc.	6,734	395,286
First Choice Bancorp	20,928	467,950

15
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
First Commonwealth Financial Corp.	206,407	2,908,275
First Community Bankshares, Inc.	32,761	1,042,783
First Defiance Financial Corp.	41,525	1,283,953
First Financial Bancorp	206,186	4,833,000
First Financial Bankshares, Inc.	275,945	9,183,450
First Financial Corp.	27,924	1,225,026
First Financial Northwest, Inc.	17,493	247,526
First Foundation, Inc.	83,326	1,334,049
First Guaranty Bancshares, Inc.	9,650	202,650
First Internet Bancorp	20,089	456,824
First Interstate BancSystem, Inc., Class A	79,998	3,356,716
First Merchants Corp.	116,008	4,588,116
First Mid Bancshares, Inc.	31,133	1,086,542
First Midwest Bancorp, Inc.	225,859	4,639,144
First Northwest Bancorp	18,910	332,249
Flagstar Bancorp, Inc.	60,454	2,196,898
Flushing Financial Corp.	57,530	1,244,949
FNCB Bancorp, Inc.	35,568	264,270
Franklin Financial Network, Inc.	28,101	934,920
Franklin Financial Services Corp.	8,719	312,053
FS Bancorp, Inc.	8,496	486,396
Fulton Financial Corp.	344,476	5,876,761
FVCBankcorp, Inc. *	25,236	434,564
German American Bancorp, Inc.	52,638	1,739,686
Glacier Bancorp, Inc.	184,101	7,791,154
Great Southern Bancorp, Inc.	23,601	1,425,972
Great Western Bancorp, Inc.	121,480	4,236,008
Greene County Bancorp, Inc.	6,562	182,555
Guaranty Bancshares, Inc.	17,108	541,639
Hancock Whitney Corp.	191,296	7,460,544
Hanmi Financial Corp.	64,741	1,246,264
HarborOne Bancorp, Inc. *	56,727	579,183
Hawthorn Bancshares, Inc.	11,763	282,312
Heartland Financial USA, Inc.	73,520	3,439,266
Heritage Commerce Corp.	87,837	1,055,801
Heritage Financial Corp.	77,502	2,133,630
Hilltop Holdings, Inc.	151,767	3,545,277
Hingham Institution for Savings	2,882	547,551
Home Bancorp, Inc.	16,237	619,604
Home BancShares, Inc.	329,391	6,087,146
HomeStreet, Inc. *	47,854	1,436,099
HomeTrust Bancshares, Inc.	33,235	887,374
Hope Bancorp, Inc.	254,598	3,633,113
Horizon Bancorp, Inc.	79,316	1,447,914
Howard Bancorp, Inc. *	26,940	452,053
IBERIABANK Corp.	110,524	8,111,356
Independent Bank Corp.	70,531	5,789,184
Independent Bank Corp., Michigan	45,447	1,023,012
Independent Bank Group, Inc.	75,772	4,051,529
International Bancshares Corp.	117,733	4,822,344
Investar Holding Corp.	19,673	488,087
Investors Bancorp, Inc.	488,805	5,890,100
Kearny Financial Corp.	173,744	2,437,628
Lakeland Bancorp, Inc.	103,522	1,713,289
Lakeland Financial Corp.	52,118	2,426,093
LCNB Corp.	25,937	468,941
Level One Bancorp, Inc.	11,014	268,742
Live Oak Bancshares, Inc.	54,390	987,178
Luther Burbank Corp.	42,018	486,148
Macatawa Bank Corp.	56,031	585,804
Mackinac Financial Corp.	19,127	299,146
MainStreet Bancshares, Inc. *	14,760	306,122
Malvern Bancorp, Inc. *	15,895	355,730
Mercantile Bank Corp.	34,281	1,207,034
Merchants Bancorp	18,153	296,438
Meridian Bancorp, Inc.	101,473	1,984,812
Meta Financial Group, Inc.	74,722	2,365,699
Metropolitan Bank Holding Corp. *	14,584	626,237
Security	Number of Shares	Value ($)
Mid Penn Bancorp, Inc.	14,307	364,828
Midland States Bancorp, Inc.	46,142	1,236,606
MidWestOne Financial Group, Inc.	25,562	833,193
MMA Capital Holdings, Inc. *	10,183	324,125
Mr Cooper Group, Inc. *	161,121	2,062,349
MutualFirst Financial, Inc.	12,456	496,870
MVB Financial Corp.	19,572	394,376
National Bank Holdings Corp., Class A	62,370	2,145,528
National Bankshares, Inc.	13,187	554,909
NBT Bancorp, Inc.	90,605	3,601,549
Nicolet Bankshares, Inc. *	17,562	1,211,427
NMI Holdings, Inc., Class A *	138,452	4,049,721
Northeast Bank *	15,360	328,858
Northfield Bancorp, Inc.	91,587	1,557,895
Northrim BanCorp, Inc.	13,896	541,249
Northwest Bancshares, Inc.	213,004	3,593,377
Norwood Financial Corp.	12,153	379,174
Oak Valley Bancorp	14,367	239,929
OceanFirst Financial Corp.	106,678	2,552,805
Ocwen Financial Corp. *	280,054	473,291
OFG Bancorp	106,899	2,171,119
Ohio Valley Banc Corp.	8,584	315,376
Old Line Bancshares, Inc.	31,930	934,910
Old National Bancorp	362,541	6,523,925
Old Second Bancorp, Inc.	60,747	733,216
OP Bancorp	27,171	266,276
Opus Bank	46,602	1,155,264
Origin Bancorp, Inc.	40,723	1,433,042
Oritani Financial Corp.	83,614	1,560,237
Orrstown Financial Services, Inc.	21,296	461,910
Pacific Mercantile Bancorp *	40,314	288,648
Pacific Premier Bancorp, Inc.	125,687	4,242,565
Park National Corp.	28,043	2,839,354
Parke Bancorp, Inc.	18,716	449,933
PCB Bancorp	26,244	439,062
PCSB Financial Corp.	34,917	707,418
Peapack-Gladstone Financial Corp.	40,410	1,179,972
Penns Woods Bancorp, Inc.	14,238	435,256
PennyMac Financial Services, Inc. *	53,251	1,657,704
People's Utah Bancorp	33,709	980,932
Peoples Bancorp of North Carolina, Inc.	10,021	298,025
Peoples Bancorp, Inc.	38,471	1,258,386
Peoples Financial Services Corp.	14,918	733,667
Pioneer Bancorp Inc/NY *	23,117	312,079
Ponce de Leon Federal Bank *	18,609	261,084
Preferred Bank	29,886	1,593,223
Premier Financial Bancorp, Inc.	27,058	480,279
Provident Bancorp, Inc. *	17,584	200,458
Provident Financial Holdings, Inc.	12,133	243,388
Provident Financial Services, Inc.	131,128	3,271,644
Prudential Bancorp, Inc.	18,550	323,697
QCR Holdings, Inc.	31,582	1,281,598
Radian Group, Inc.	432,805	10,863,405
RBB Bancorp	35,145	707,820
Red River Bancshares, Inc. *	1,443	63,492
Reliant Bancorp, Inc.	21,239	483,400
Renasant Corp.	121,028	4,199,672
Republic Bancorp, Inc., Class A	20,750	922,752
Republic First Bancorp, Inc. *	90,400	366,120
Richmond Mutual BanCorp., Inc. *	28,530	397,993
Riverview Bancorp, Inc.	44,975	323,370
S&T Bancorp, Inc.	71,253	2,683,032
Sandy Spring Bancorp, Inc.	74,188	2,559,486
SB One Bancorp	16,982	374,963
Seacoast Banking Corp. of Florida *	106,862	2,992,136
Select Bancorp, Inc. *	33,934	383,454
ServisFirst Bancshares, Inc.	100,787	3,527,545
Shore Bancshares, Inc.	26,439	412,713

16
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Sierra Bancorp	30,779	838,420
Simmons First National Corp., Class A	192,876	4,613,594
SmartFinancial, Inc. *	26,445	556,667
South Plains Financial, Inc.	7,099	118,908
South State Corp.	71,832	5,664,671
Southern First Bancshares, Inc. *	14,932	601,909
Southern Missouri Bancorp, Inc.	16,338	594,867
Southern National Bancorp of Virginia, Inc.	41,139	651,642
Southside Bancshares, Inc.	67,765	2,334,504
Spirit of Texas Bancshares, Inc. *	28,142	588,168
Sterling Bancorp, Inc.	35,705	345,981
Stock Yards Bancorp, Inc.	43,230	1,726,606
Summit Financial Group, Inc.	22,894	582,881
Territorial Bancorp, Inc.	16,732	494,598
The Bancorp, Inc. *	106,329	1,158,986
The Bank of N.T. Butterfield & Son Ltd.	116,197	3,828,691
The Bank of Princeton	11,896	342,129
The Community Financial Corp.	10,202	339,931
The First Bancshares, Inc.	35,402	1,166,850
The First of Long Island Corp.	51,238	1,201,019
Timberland Bancorp, Inc.	16,741	443,636
Tompkins Financial Corp.	30,731	2,689,270
Towne Bank	141,313	3,969,482
TriCo Bancshares	56,572	2,128,804
TriState Capital Holdings, Inc. *	52,595	1,215,996
Triumph Bancorp, Inc. *	51,400	1,667,930
TrustCo Bank Corp.	201,844	1,743,932
Trustmark Corp.	136,007	4,667,760
UMB Financial Corp.	93,879	6,126,544
Union Bankshares, Inc.	8,199	272,535
United Bankshares, Inc.	206,647	8,170,822
United Community Banks, Inc.	166,892	5,041,807
United Community Financial Corp.	98,796	1,125,286
United Security Bancshares	28,174	286,530
Unity Bancorp, Inc.	16,985	370,952
Univest Financial Corp.	61,057	1,572,218
Valley National Bancorp	688,034	7,967,434
Veritex Holdings, Inc.	109,675	2,700,198
Walker & Dunlop, Inc.	58,748	3,700,536
Washington Federal, Inc.	167,548	6,108,800
Washington Trust Bancorp, Inc.	32,118	1,640,909
Waterstone Financial, Inc.	51,201	953,875
WesBanco, Inc.	111,922	4,207,148
West Bancorp, Inc.	34,487	809,755
Westamerica Bancorp	55,377	3,655,990
Western New England Bancorp, Inc.	49,327	471,566
WSFS Financial Corp.	111,230	4,690,569
		507,073,279

Capital Goods 10.3%
AAON, Inc.	87,248	4,245,488
AAR Corp.	70,456	2,941,538
Actuant Corp., Class A	118,417	2,933,189
Advanced Drainage Systems, Inc.	76,838	2,844,543
Aegion Corp. *	65,223	1,413,382
Aerojet Rocketdyne Holdings, Inc. *	154,865	6,694,814
Aerovironment, Inc. *	45,013	2,609,854
Aircastle Ltd.	110,696	3,013,145
Alamo Group, Inc.	20,621	2,207,684
Albany International Corp., Class A	64,962	5,455,509
Allied Motion Technologies, Inc.	15,271	578,160
Altra Industrial Motion Corp.	136,638	4,208,450
Ameresco, Inc., Class A *	47,304	697,261
American Superconductor Corp. *	43,755	342,602
American Woodmark Corp. *	35,580	3,528,113
Apogee Enterprises, Inc.	55,409	2,080,054
Security	Number of Shares	Value ($)
Applied Industrial Technologies, Inc.	81,393	4,870,557
Arcosa, Inc.	103,306	3,967,983
Argan, Inc.	31,576	1,195,152
Armstrong Flooring, Inc. *	37,614	230,950
Astec Industries, Inc.	48,082	1,687,197
Astronics Corp. *	52,075	1,507,051
Atkore International Group, Inc. *	98,946	3,433,426
Axon Enterprise, Inc. *	123,756	6,327,644
AZZ, Inc.	54,911	2,129,998
Barnes Group, Inc.	99,673	5,825,887
Beacon Roofing Supply, Inc. *	143,609	4,457,623
Bloom Energy Corp., Class A *(a)	114,756	351,153
Blue Bird Corp. *	31,558	616,643
BlueLinx Holdings, Inc. *(a)	18,787	587,282
BMC Stock Holdings, Inc. *	141,275	3,813,012
Briggs & Stratton Corp.	91,826	676,758
Builders FirstSource, Inc. *	242,010	5,471,846
Caesarstone Ltd.	48,426	817,915
CAI International, Inc. *	34,393	817,522
Chart Industries, Inc. *	76,475	4,483,729
CIRCOR International, Inc. *	41,395	1,585,015
Columbus McKinnon Corp.	48,889	1,834,315
Comfort Systems USA, Inc.	76,835	3,873,252
Commercial Vehicle Group, Inc. *	65,877	480,243
Concrete Pumping Holdings, Inc. *	34,136	117,428
Construction Partners, Inc., Class A *	26,562	454,741
Continental Building Products, Inc. *	73,784	2,206,879
Cornerstone Building Brands, Inc. *	95,548	597,175
CSW Industrials, Inc.	31,404	2,173,785
Cubic Corp.	66,115	4,875,320
Douglas Dynamics, Inc.	47,493	2,224,097
Ducommun, Inc. *	22,951	1,137,911
DXP Enterprises, Inc. *	34,737	1,199,121
Dycom Industries, Inc. *	64,255	2,929,385
EMCOR Group, Inc.	118,324	10,378,198
Encore Wire Corp.	43,034	2,418,511
Energous Corp. *(a)	57,934	158,739
Energy Recovery, Inc. *	80,065	745,405
EnerSys	90,568	6,055,376
EnPro Industries, Inc.	43,403	3,018,679
ESCO Technologies, Inc.	54,081	4,569,304
EVI Industries, Inc. (a)	9,435	324,470
Evoqua Water Technologies Corp. *	158,164	2,747,309
Federal Signal Corp.	126,560	4,105,606
Foundation Building Materials, Inc. *	30,829	573,111
Franklin Electric Co., Inc.	97,801	5,266,584
GATX Corp.	75,346	5,993,774
Gencor Industries, Inc. *	19,194	239,925
Generac Holdings, Inc. *	129,573	12,514,160
General Finance Corp. *	24,570	240,295
Gibraltar Industries, Inc. *	68,472	3,644,765
GMS, Inc. *	67,932	2,035,243
Graham Corp.	20,928	474,228
Granite Construction, Inc.	99,116	2,333,191
Great Lakes Dredge & Dock Corp. *	129,926	1,396,705
Griffon Corp.	77,609	1,653,848
H&E Equipment Services, Inc.	67,974	2,307,038
Harsco Corp. *	169,103	3,427,718
Helios Technologies, Inc.	62,049	2,459,002
Herc Holdings, Inc. *	51,006	2,257,526
Hillenbrand, Inc.	130,921	4,031,058
Hurco Cos., Inc.	13,045	453,836
Hyster-Yale Materials Handling, Inc.	21,551	1,093,067
IES Holdings, Inc. *	17,000	329,800
Insteel Industries, Inc.	39,815	759,272
JELD-WEN Holding, Inc. *	142,823	2,440,845
John Bean Technologies Corp.	66,108	6,793,919
Kadant, Inc.	23,270	2,112,916

17
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Kaman Corp.	58,820	3,450,969
Kennametal, Inc.	173,764	5,377,996
Kratos Defense & Security Solutions, Inc. *	191,310	3,611,933
L.B. Foster Co., Class A *	21,897	398,525
Lawson Products, Inc. *	8,762	402,614
Lindsay Corp.	22,853	2,157,552
Luxfer Holdings plc	54,741	922,933
Lydall, Inc. *	36,787	719,922
Masonite International Corp. *	52,588	3,229,429
MasTec, Inc. *	127,141	8,002,255
Maxar Technologies, Inc. *(a)	127,729	1,084,419
Mercury Systems, Inc. *	115,000	8,470,900
Meritor, Inc. *	167,750	3,695,532
Milacron Holdings Corp. *	144,864	2,422,126
Miller Industries, Inc.	23,722	852,806
Moog, Inc., Class A	68,216	5,710,361
MRC Global, Inc. *	169,438	1,924,816
Mueller Industries, Inc.	117,775	3,623,937
Mueller Water Products, Inc., Class A	332,718	3,892,801
MYR Group, Inc. *	33,805	1,163,230
National Presto Industries, Inc.	10,665	918,150
Navistar International Corp. *	104,787	3,277,737
NN, Inc.	90,411	652,767
Northwest Pipe Co. *	20,115	613,508
NOW, Inc. *	229,123	2,414,956
NV5 Global, Inc. *	21,981	1,592,084
Omega Flex, Inc.	6,050	561,743
Park Aerospace Corp.	39,203	666,059
Park-Ohio Holdings Corp.	18,496	568,937
Parsons Corp. *	40,362	1,436,887
Patrick Industries, Inc. *	47,986	2,370,988
PGT Innovations, Inc. *	120,086	2,120,719
Plug Power, Inc. *(a)	503,391	1,333,986
Powell Industries, Inc.	18,811	736,639
Preformed Line Products Co.	6,934	378,596
Primoris Services Corp.	93,792	1,917,108
Proto Labs, Inc. *	57,253	5,551,823
Quanex Building Products Corp.	70,205	1,354,254
Raven Industries, Inc.	75,936	2,648,648
RBC Bearings, Inc. *	51,378	8,243,086
REV Group, Inc.	56,738	705,821
Rexnord Corp. *	223,014	6,309,066
Rush Enterprises, Inc., Class A	58,340	2,548,875
Rush Enterprises, Inc., Class B	10,325	443,149
Simpson Manufacturing Co., Inc.	94,891	7,841,792
SiteOne Landscape Supply, Inc. *	86,702	7,634,978
Spartan Motors, Inc.	72,917	1,273,860
SPX Corp. *	92,651	4,219,327
SPX FLOW, Inc. *	88,931	4,026,796
Standex International Corp.	26,610	2,016,506
Sterling Construction Co., Inc. *	55,757	905,772
Sunrun, Inc. *	239,845	3,727,191
Systemax, Inc.	25,994	562,510
Tennant Co.	37,985	2,941,179
Terex Corp.	134,072	3,693,684
Textainer Group Holdings Ltd. *	58,950	610,133
The Eastern Co.	11,372	313,753
The Gorman-Rupp Co.	37,375	1,380,633
The Greenbrier Cos., Inc.	68,095	1,994,503
The Manitowoc Co., Inc. *	73,967	943,819
Thermon Group Holdings, Inc. *	69,039	1,645,199
Titan International, Inc.	104,346	278,604
Titan Machinery, Inc. *	39,748	659,817
TPI Composites, Inc. *	61,369	1,259,906
Transcat, Inc. *	15,080	472,607
Trex Co., Inc. *	124,589	10,950,127
TriMas Corp. *	96,547	3,120,399
Triton International Ltd.	117,354	4,306,892
Security	Number of Shares	Value ($)
Triumph Group, Inc.	105,003	2,180,912
Tutor Perini Corp. *	85,813	1,327,527
Twin Disc, Inc. *	20,839	224,228
Universal Forest Products, Inc.	126,393	6,365,151
Vectrus, Inc. *	24,066	1,100,057
Veritiv Corp. *	26,921	367,202
Vicor Corp. *	37,838	1,375,411
Vivint Solar, Inc. *	90,791	636,445
Wabash National Corp.	114,228	1,628,891
Watts Water Technologies, Inc., Class A	58,532	5,458,109
Welbilt, Inc. *	274,697	5,208,255
Wesco Aircraft Holdings, Inc. *	113,324	1,248,830
Willis Lease Finance Corp. *	5,995	326,787
WillScot Corp. *	109,666	1,728,336
		430,541,974

Commercial & Professional Services 4.4%
ABM Industries, Inc.	141,345	5,153,439
Acacia Research Corp. *	104,359	265,072
ACCO Brands Corp.	204,666	1,872,694
Advanced Disposal Services, Inc. *	154,086	5,050,939
ASGN, Inc. *	108,324	6,888,323
Barrett Business Services, Inc.	15,257	1,338,497
BG Staffing, Inc.	20,677	395,551
Brady Corp., Class A	101,337	5,709,327
BrightView Holdings, Inc. *	66,505	1,183,789
Casella Waste Systems, Inc., Class A *	94,642	4,125,445
CBIZ, Inc. *	108,262	2,963,131
CECO Environmental Corp. *	64,133	439,952
Charah Solutions, Inc. *	19,137	36,552
Cimpress N.V. *	46,068	6,086,504
CompX International, Inc.	2,900	42,514
Covanta Holding Corp.	250,659	3,619,516
CRA International, Inc.	16,204	798,047
Deluxe Corp.	91,256	4,729,798
Ennis, Inc.	54,529	1,068,223
Exponent, Inc.	109,624	6,964,413
Forrester Research, Inc.	22,880	788,902
Franklin Covey Co. *	20,737	792,153
FTI Consulting, Inc. *	78,772	8,575,908
GP Strategies Corp. *	26,313	292,074
Healthcare Services Group, Inc.	158,024	3,849,465
Heidrick & Struggles International, Inc.	40,113	1,141,616
Heritage-Crystal Clean, Inc. *	31,529	836,780
Herman Miller, Inc.	124,952	5,810,268
HNI Corp.	90,626	3,443,788
Huron Consulting Group, Inc. *	47,690	3,154,217
ICF International, Inc.	38,515	3,300,350
InnerWorkings, Inc. *	95,599	463,655
Insperity, Inc.	82,068	8,668,843
Interface, Inc.	123,220	2,049,149
Kelly Services, Inc., Class A	70,146	1,684,205
Kforce, Inc.	45,845	1,875,519
Kimball International, Inc., Class B	75,840	1,544,102
Knoll, Inc.	103,904	2,778,393
Korn Ferry	119,735	4,393,077
LSC Communications, Inc.	67,322	65,639
Matthews International Corp., Class A	65,406	2,418,714
McGrath RentCorp	51,370	3,920,045
Mistras Group, Inc. *	37,756	585,218
Mobile Mini, Inc.	94,459	3,553,548
MSA Safety, Inc.	74,747	8,974,872
NL Industries, Inc. *	14,900	61,537
NRC Group Holdings Corp. *(a)	23,384	286,220
PICO Holdings, Inc. *	37,639	405,748
Pitney Bowes, Inc.	364,650	1,604,460
Quad Graphics, Inc.	67,519	305,861

18
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Resources Connection, Inc.	65,451	958,857
RR Donnelley & Sons Co.	148,636	648,053
SP Plus Corp. *	48,426	2,138,976
Steelcase, Inc., Class A	183,585	3,207,230
Team, Inc. *	62,470	1,134,455
Tetra Tech, Inc.	115,673	10,117,917
The Brink's Co.	105,777	8,986,814
TriNet Group, Inc. *	94,780	5,022,392
TrueBlue, Inc. *	84,421	1,933,241
UniFirst Corp.	32,062	6,439,332
Upwork, Inc. *	120,468	1,811,839
US Ecology, Inc.	46,650	2,903,029
Viad Corp.	42,375	2,585,723
VSE Corp.	18,731	719,645
Willdan Group, Inc. *	21,333	646,390
		185,609,945

Consumer Durables & Apparel 3.2%
Acushnet Holdings Corp.	74,752	2,126,694
American Outdoor Brands Corp. *	115,584	818,335
Bassett Furniture Industries, Inc.	20,616	314,394
Beazer Homes USA, Inc. *	60,280	904,803
Callaway Golf Co.	197,537	3,994,198
Cavco Industries, Inc. *	18,321	3,511,220
Centric Brands, Inc. *(a)	34,283	85,708
Century Communities, Inc. *	55,805	1,683,637
Clarus Corp.	48,787	622,034
Crocs, Inc. *	131,597	4,604,579
Culp, Inc.	23,369	361,518
Deckers Outdoor Corp. *	61,990	9,478,271
Delta Apparel, Inc. *	12,822	319,909
Escalade, Inc.	22,596	258,950
Ethan Allen Interiors, Inc.	51,252	1,010,177
Flexsteel Industries, Inc.	15,246	252,626
Fossil Group, Inc. *	99,605	1,083,702
G-III Apparel Group Ltd. *	95,688	2,402,726
GoPro, Inc., Class A *(a)	265,854	1,105,953
Green Brick Partners, Inc. *	50,448	508,011
Hamilton Beach Brands Holding Co., Class A	13,375	249,444
Helen of Troy Ltd. *	53,236	7,972,623
Hooker Furniture Corp.	24,626	582,897
Installed Building Products, Inc. *	47,855	3,121,103
iRobot Corp. *(a)	58,353	2,804,445
Johnson Outdoors, Inc., Class A	10,287	602,304
KB Home	181,981	6,494,902
Kontoor Brands, Inc. *	93,962	3,570,556
La-Z-Boy, Inc.	95,403	3,387,761
Legacy Housing Corp. *	12,206	193,465
LGI Homes, Inc. *	42,592	3,342,620
Lifetime Brands, Inc.	25,133	200,813
M.D.C. Holdings, Inc.	104,955	4,062,808
M/I Homes, Inc. *	56,272	2,486,097
Malibu Boats, Inc., Class A *	44,286	1,444,609
Marine Products Corp.	15,402	206,695
MasterCraft Boat Holdings, Inc. *	38,757	610,423
Meritage Homes Corp. *	76,866	5,541,270
Movado Group, Inc.	33,816	880,907
Oxford Industries, Inc.	35,216	2,424,974
Purple Innovation, Inc. *(a)	6,717	48,564
Rocky Brands, Inc.	14,917	414,842
Skyline Champion Corp. *	107,088	3,023,094
Sonos, Inc. *	149,752	1,958,756
Steven Madden Ltd.	177,724	7,318,674
Sturm, Ruger & Co., Inc.	35,884	1,642,052
Superior Group of Cos., Inc.	22,105	319,859
Taylor Morrison Home Corp. *	222,510	5,573,876
Security	Number of Shares	Value ($)
The Lovesac Co. *	18,421	300,815
TopBuild Corp. *	72,034	7,486,494
TRI Pointe Group, Inc. *	299,856	4,719,734
Tupperware Brands Corp.	103,682	998,458
Unifi, Inc. *	30,273	826,453
Universal Electronics, Inc. *	28,612	1,491,257
Vera Bradley, Inc. *	44,209	475,689
Vince Holding Corp. *	6,386	134,872
Vista Outdoor, Inc. *	124,282	832,689
William Lyon Homes, Class A *	67,634	1,308,718
Wolverine World Wide, Inc.	178,018	5,283,574
YETI Holdings, Inc. *(a)	65,342	2,176,542
ZAGG, Inc. *	58,363	430,135
		132,393,308

Consumer Services 3.5%
Adtalem Global Education, Inc. *	119,517	3,559,216
American Public Education, Inc. *	32,874	714,023
BBX Capital Corp.	138,011	616,909
Biglari Holdings, Inc., Class B *	2,048	170,967
BJ's Restaurants, Inc.	43,562	1,724,620
Bloomin' Brands, Inc.	184,825	3,661,383
Bluegreen Vacations Corp.	15,000	144,150
Boyd Gaming Corp.	171,204	4,665,309
Brinker International, Inc.	79,386	3,528,708
Career Education Corp. *	145,640	2,062,262
Carriage Services, Inc.	34,482	888,256
Carrols Restaurant Group, Inc. *	74,545	531,506
Century Casinos, Inc. *	56,687	418,917
Chegg, Inc. *	246,243	7,549,810
Churchill Downs, Inc.	74,487	9,682,565
Chuy's Holdings, Inc. *	35,210	858,068
Collectors Universe, Inc.	16,652	477,246
Cracker Barrel Old Country Store, Inc.	40,893	6,358,862
Dave & Buster's Entertainment, Inc.	76,917	3,059,758
Del Taco Restaurants, Inc. *	60,359	460,841
Denny's Corp. *	122,235	2,459,368
Dine Brands Global, Inc.	34,542	2,526,747
Drive Shack, Inc. *	126,888	506,283
El Pollo Loco Holdings, Inc. *	43,034	500,055
Eldorado Resorts, Inc. *	139,405	6,241,162
Empire Resorts, Inc. *	8,021	77,884
Everi Holdings, Inc. *	146,112	1,469,887
Fiesta Restaurant Group, Inc. *	49,166	422,582
Golden Entertainment, Inc. *	35,749	517,646
Houghton Mifflin Harcourt Co. *	222,846	1,439,585
Inspired Entertainment, Inc. *	18,366	134,990
J Alexander's Holdings, Inc. *	27,760	267,884
Jack in the Box, Inc.	54,815	4,605,556
K12, Inc. *	81,724	1,617,318
Kura Sushi USA, Inc. Class A *	7,069	130,423
Laureate Education, Inc., Class A *	222,410	3,437,347
Lindblad Expeditions Holdings, Inc. *	49,210	774,565
Marriott Vacations Worldwide Corp.	90,940	9,997,034
Monarch Casino & Resort, Inc. *	24,273	1,048,351
Nathan's Famous, Inc.	6,532	497,085
Noodles & Co. *	59,378	316,485
OneSpaWorld Holdings Ltd. *	96,688	1,503,498
Papa John's International, Inc. (a)	46,741	2,736,686
Penn National Gaming, Inc. *	233,290	4,972,576
PlayAGS, Inc. *	55,369	638,958
Potbelly Corp. *	43,800	186,150
RCI Hospitality Holdings, Inc.	18,724	351,075
Red Lion Hotels Corp. *	49,311	295,866
Red Robin Gourmet Burgers, Inc. *	27,808	848,144
Red Rock Resorts, Inc., Class A	147,614	3,215,033
Regis Corp. *	60,825	1,252,995

19
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Ruth's Hospitality Group, Inc.	60,364	1,242,291
Scientific Games Corp., Class A *	117,927	2,829,069
SeaWorld Entertainment, Inc. *	99,655	2,632,885
Select Interior Concepts, Inc., Class A *	44,804	513,454
Shake Shack, Inc., Class A *	61,516	5,061,537
Strategic Education, Inc.	45,223	5,563,786
Target Hospitality Corp. *	68,698	380,587
Texas Roadhouse, Inc.	140,086	7,914,859
The Cheesecake Factory, Inc.	88,372	3,693,066
The Habit Restaurants, Inc., Class A *	42,369	445,298
Twin River Worldwide Holdings, Inc.	41,179	1,033,593
Wingstop, Inc.	62,026	5,174,829
WW International, Inc. *	99,250	3,460,848
		146,068,696

Diversified Financials 3.6%
AG Mortgage Investment Trust, Inc.	68,041	1,064,161
Anworth Mortgage Asset Corp.	217,867	745,105
Apollo Commercial Real Estate Finance, Inc.	327,944	6,001,375
Ares Commercial Real Estate Corp.	58,354	904,487
Ares Management Corp., Class A	141,870	4,195,096
Arlington Asset Investment Corp., Class A	74,900	432,922
ARMOUR Residential REIT, Inc.	123,670	2,068,999
Artisan Partners Asset Management, Inc., Class A	105,686	2,890,512
Ashford, Inc. *	612	14,624
Assetmark Financial Holdings, Inc. *	28,785	789,860
Associated Capital Group, Inc., Class A	4,096	166,298
B. Riley Financial, Inc.	43,173	1,215,320
Banco Latinoamericano de Comercio Exterior, S.A., Class E	65,536	1,352,008
Blackstone Mortgage Trust, Inc., Class A	267,532	9,711,412
Blucora, Inc. *	101,659	2,198,884
BrightSphere Investment Group, Inc. *	147,139	1,444,905
Cannae Holdings, Inc. *	143,159	4,180,243
Capstead Mortgage Corp.	201,597	1,558,345
Cherry Hill Mortgage Investment Corp.	32,246	435,966
Cohen & Steers, Inc.	48,413	3,168,147
Colony Credit Real Estate, Inc.	172,281	2,468,787
Cowen, Inc. *	61,515	920,880
Curo Group Holdings Corp. *	36,163	505,920
Diamond Hill Investment Group, Inc.	6,685	941,649
Donnelley Financial Solutions, Inc. *	65,092	735,540
Dynex Capital, Inc.	49,835	805,334
Elevate Credit, Inc. *	49,529	202,574
Ellington Financial, Inc.	66,073	1,217,065
Encore Capital Group, Inc. *	65,331	2,168,336
Enova International, Inc. *	70,008	1,644,488
Exantas Capital Corp.	63,532	747,136
EZCORP, Inc., Class A *	105,689	555,924
Federated Investors, Inc., Class B	204,068	6,517,932
FGL Holdings	310,221	2,801,296
FirstCash, Inc.	89,896	7,586,323
Focus Financial Partners, Inc., Class A *	64,271	1,406,249
GAIN Capital Holdings, Inc.	40,142	169,399
GAMCO Investors, Inc., Class A	11,397	179,617
Granite Point Mortgage Trust, Inc.	114,947	2,138,014
Great Ajax Corp.	35,247	551,616
Green Dot Corp., Class A *	102,616	2,959,445
Greenhill & Co., Inc.	33,885	548,937
GWG Holdings, Inc. *(a)	3,801	38,960
Hamilton Lane, Inc., Class A	46,053	2,745,680
Houlihan Lokey, Inc.	87,381	4,129,626
INTL. FCStone, Inc. *	33,881	1,355,240
Invesco Mortgage Capital, Inc.	305,192	4,803,722
KKR Real Estate Finance Trust, Inc.	53,820	1,079,091
Security	Number of Shares	Value ($)
Ladder Capital Corp.	218,120	3,766,932
Ladenburg Thalmann Financial Services, Inc.	247,169	558,602
LendingClub Corp. *	139,854	1,767,755
Marlin Business Services Corp.	18,213	432,377
Medallion Financial Corp. *	42,846	293,067
Moelis & Co., Class A	100,977	3,602,859
Nelnet, Inc., Class A	38,079	2,333,100
New York Mortgage Trust, Inc.	497,714	3,115,690
On Deck Capital, Inc. *	138,266	616,666
Oppenheimer Holdings, Inc., Class A	19,926	541,987
Orchid Island Capital, Inc.	133,369	742,865
PennyMac Mortgage Investment Trust	183,225	4,194,020
Piper Jaffray Cos.	29,053	2,281,823
PJT Partners, Inc., Class A	48,058	1,995,849
PRA Group, Inc. *	95,245	3,231,663
Pzena Investment Management, Inc., Class A	37,290	309,507
Ready Capital Corp.	66,579	1,053,946
Redwood Trust, Inc.	203,581	3,326,513
Regional Management Corp. *	18,750	542,437
Safeguard Scientifics, Inc. *	40,517	458,247
Sculptor Capital Management, Inc.	35,058	629,992
Siebert Financial Corp. *(a)	16,650	149,350
Silvercrest Asset Management Group, Inc., Class A	17,734	213,163
Stifel Financial Corp.	143,422	8,028,764
TPG RE Finance Trust, Inc.	104,492	2,113,873
Value Line, Inc.	1,900	38,437
Virtus Investment Partners, Inc.	14,155	1,535,534
Waddell & Reed Financial, Inc., Class A	152,689	2,528,530
Western Asset Mortgage Capital Corp.	109,462	1,098,998
Westwood Holdings Group, Inc.	17,318	523,523
WisdomTree Investments, Inc.	283,844	1,450,443
World Acceptance Corp. *	13,289	1,379,531
		151,319,492

Energy 3.1%
Abraxas Petroleum Corp. *	333,304	96,658
Altus Midstream Co., Class A *	104,732	230,410
Amplify Energy Corp.	27,233	197,439
Arch Coal, Inc., Class A	34,494	2,721,232
Archrock, Inc.	274,211	2,643,394
Ardmore Shipping Corp. *	70,072	559,875
Berry Petroleum Corp.	131,620	1,235,912
Bonanza Creek Energy, Inc. *	40,721	725,648
Brigham Minerals, Inc., Class A	33,461	638,770
Cactus, Inc., Class A *	99,583	2,959,607
California Resources Corp. *(a)	103,459	578,336
Callon Petroleum Co. *	487,221	1,851,440
Carrizo Oil & Gas, Inc. *	188,841	1,389,870
Chaparral Energy, Inc., Class A *	64,581	60,532
Clean Energy Fuels Corp. *	284,851	640,915
CNX Resources Corp. *	394,385	3,324,666
Comstock Resources, Inc. *(a)	31,231	213,620
CONSOL Energy, Inc. *	57,114	755,618
Contura Energy, Inc. *	40,655	932,626
Covia Holdings Corp. *	86,510	119,384
CVR Energy, Inc.	62,434	2,960,620
Delek US Holdings, Inc.	159,357	6,366,312
Denbury Resources, Inc. *	997,613	995,718
DHT Holdings, Inc.	187,337	1,448,115
Diamond Offshore Drilling, Inc. *	135,164	715,018
Diamond S Shipping, Inc. *	48,812	712,655
DMC Global, Inc.	30,132	1,348,106
Dorian LPG Ltd. *	58,072	722,996
Dril-Quip, Inc. *	76,629	3,143,322

20
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Earthstone Energy, Inc., Class A *	41,977	162,871
Energy Fuels, Inc. *(a)	196,779	395,526
Era Group, Inc. *	40,183	388,570
Evolution Petroleum Corp.	56,495	317,502
Exterran Corp. *	64,215	813,604
Extraction Oil & Gas, Inc. *(a)	177,936	302,491
Falcon Minerals Corp.	80,229	494,211
Forum Energy Technologies, Inc. *	172,262	199,824
Frank's International N.V. *	228,678	1,120,522
FTS International, Inc. *	70,517	107,186
GasLog Ltd.	86,529	1,186,313
Geospace Technologies Corp. *	27,555	402,027
Golar LNG Ltd.	200,884	2,766,173
Goodrich Petroleum Corp. *	18,729	180,360
Green Plains, Inc.	79,349	978,373
Gulfport Energy Corp. *	342,824	954,765
Hallador Energy Co.	42,080	141,599
Helix Energy Solutions Group, Inc. *	301,272	2,587,926
HighPoint Resources Corp. *	233,382	247,385
Independence Contract Drilling, Inc. *	96,360	85,760
International Seaways, Inc. *	53,502	1,345,040
Jagged Peak Energy, Inc. *	141,346	1,002,143
KLX Energy Services Holdings, Inc. *	43,335	344,080
Laredo Petroleum, Inc. *	386,265	911,585
Liberty Oilfield Services, Inc., Class A	111,621	1,028,029
Magnolia Oil & Gas Corp., Class A *	215,580	2,116,996
Mammoth Energy Services, Inc.	25,335	40,536
Matador Resources Co. *	235,087	3,270,060
Matrix Service Co. *	56,655	1,062,848
McDermott International, Inc. *(a)	382,393	623,301
Montage Resources Corp. *	44,440	200,869
Nabors Industries Ltd.	750,247	1,387,957
NACCO Industries, Inc., Class A	7,792	393,496
National Energy Services Reunited Corp. *	49,361	341,084
Natural Gas Services Group, Inc. *	26,169	311,149
NCS Multistage Holdings, Inc. *	24,476	55,071
Newpark Resources, Inc. *	191,155	1,146,930
NextDecade Corp. *(a)	23,710	140,363
NexTier Oilfield Solutions, Inc. *	332,611	1,436,878
Nine Energy Service, Inc. *	33,083	186,919
Noble Corp. plc *	524,241	644,816
Nordic American Tankers Ltd.	296,557	1,061,674
Northern Oil & Gas, Inc. *	610,805	1,197,178
Oasis Petroleum, Inc. *	675,700	1,763,577
Oceaneering International, Inc. *	209,746	2,970,003
Oil States International, Inc. *	128,033	1,827,031
Overseas Shipholding Group, Inc., Class A *	134,333	218,963
Pacific Drilling S.A. *(a)	62,142	155,355
Panhandle Oil & Gas, Inc., Class A	32,554	461,941
Par Pacific Holdings, Inc. *	75,401	1,707,833
Parker Drilling Co. *	19,411	358,521
PDC Energy, Inc. *	132,641	2,646,188
Peabody Energy Corp.	145,236	1,529,335
Penn Virginia Corp. *	28,193	670,993
PrimeEnergy Resources Corp. *(a)	1,079	170,935
ProPetro Holding Corp. *	168,197	1,303,527
QEP Resources, Inc.	507,968	1,691,533
Renewable Energy Group, Inc. *	78,270	1,278,932
REX American Resources Corp. *	11,761	951,700
RigNet, Inc. *	31,747	166,354
Ring Energy, Inc. *	128,602	213,479
Roan Resources, Inc. *	74,112	111,168
Rosehill Resources, Inc. *	21,663	33,361
RPC, Inc. (a)	120,998	500,932
SandRidge Energy, Inc. *	63,258	277,070
Scorpio Tankers, Inc.	91,534	2,911,697
SEACOR Holdings, Inc. *	36,919	1,584,194
Security	Number of Shares	Value ($)
SEACOR Marine Holdings, Inc. *	41,879	544,846
Seadrill Ltd. *(a)	122,010	214,738
Select Energy Services, Inc., Class A *	124,463	945,919
SemGroup Corp., Class A	168,792	2,717,551
Ship Finance International Ltd.	171,690	2,484,354
SilverBow Resources, Inc. *	14,100	111,390
SM Energy Co.	237,539	1,862,306
Smart Sand, Inc. *	48,150	112,189
Solaris Oilfield Infrastructure, Inc., Class A	65,862	700,772
Southwestern Energy Co. *	1,152,958	2,363,564
SRC Energy, Inc. *	513,680	1,602,682
Talos Energy, Inc. *	43,032	926,479
Teekay Corp. (a)	147,560	754,032
Teekay Tankers Ltd., Class A *	426,679	870,425
Tellurian, Inc. *(a)	200,653	1,599,204
TETRA Technologies, Inc. *	253,261	430,544
Tidewater, Inc. *	83,272	1,351,505
U.S. Well Services, Inc. *	41,722	79,689
Unit Corp. *	110,436	225,289
Uranium Energy Corp. *	366,940	347,529
US Silica Holdings, Inc.	156,424	697,651
W&T Offshore, Inc. *	202,197	814,854
Whiting Petroleum Corp. *	191,684	1,215,277
World Fuel Services Corp.	136,361	5,695,799
		128,544,014

Food & Staples Retailing 0.7%
BJ's Wholesale Club Holdings, Inc. *	235,957	6,300,052
HF Foods Group, Inc. *	15,641	303,905
Ingles Markets, Inc., Class A	29,705	1,171,268
Natural Grocers by Vitamin Cottage, Inc. *	19,294	169,209
Performance Food Group Co. *	218,079	9,292,346
PriceSmart, Inc.	47,532	3,522,121
Rite Aid Corp. *(a)	115,380	1,061,496
SpartanNash, Co.	76,786	1,005,513
The Andersons, Inc.	67,291	1,239,500
The Chefs' Warehouse, Inc. *	51,857	1,717,763
United Natural Foods, Inc. *	110,450	828,375
Village Super Market, Inc., Class A	17,018	450,977
Weis Markets, Inc.	20,623	793,779
		27,856,304

Food, Beverage & Tobacco 1.7%
22nd Century Group, Inc. *(a)	239,180	452,050
Alico, Inc.	8,375	275,119
B&G Foods, Inc. (a)	137,206	2,133,553
Bridgford Foods Corp. *	3,608	89,009
Cal-Maine Foods, Inc.	67,031	2,673,867
Calavo Growers, Inc.	34,430	2,986,114
Celsius Holdings, Inc. *(a)	55,986	197,071
Coca-Cola Consolidated, Inc.	9,912	2,719,456
Craft Brew Alliance, Inc. *	23,721	172,926
Darling Ingredients, Inc. *	347,593	6,708,545
Dean Foods Co. (a)	164,820	161,524
Farmer Brothers Co. *	22,152	284,210
Fresh Del Monte Produce, Inc.	65,680	2,095,192
Freshpet, Inc. *	73,084	3,819,370
Hostess Brands, Inc. *	253,892	3,244,740
J&J Snack Foods Corp.	32,028	6,109,661
John B. Sanfilippo & Son, Inc.	18,301	1,942,102
Lancaster Colony Corp.	40,079	5,578,195
Landec Corp. *	51,262	504,931
Limoneira Co.	32,556	615,960
MGP Ingredients, Inc.	27,378	1,174,242
National Beverage Corp. (a)	25,170	1,106,473
New Age Beverages Corp. *(a)	158,455	426,244

21
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Primo Water Corp. *	75,144	908,867
Pyxus International, Inc. *(a)	17,377	198,445
Sanderson Farms, Inc.	42,206	6,533,911
Seneca Foods Corp., Class A *	14,603	516,654
The Boston Beer Co., Inc., Class A *	17,678	6,619,704
The Simply Good Foods Co. *	174,667	4,286,328
Tootsie Roll Industries, Inc.	34,957	1,198,326
Turning Point Brands, Inc.	17,237	359,736
Universal Corp.	52,204	2,860,779
Vector Group Ltd.	234,335	2,858,887
		71,812,191

Health Care Equipment & Services 6.8%
Accuray, Inc. *	182,312	474,011
Addus HomeCare Corp. *	22,387	1,885,209
Allscripts Healthcare Solutions, Inc. *	350,249	3,831,724
Alphatec Holdings, Inc. *	79,985	550,297
Amedisys, Inc. *	66,493	8,545,680
American Renal Associates Holdings, Inc. *	38,180	317,658
AMN Healthcare Services, Inc. *	97,765	5,744,671
AngioDynamics, Inc. *	76,598	1,171,949
Antares Pharma, Inc. *	344,869	1,158,760
Apollo Medical Holdings, Inc. *(a)	13,284	198,861
Apyx Medical Corp. *	69,304	457,406
AtriCure, Inc. *	78,774	2,094,601
Atrion Corp.	3,023	2,549,689
Avalon GloboCare Corp. *(a)	44,971	65,658
Avanos Medical, Inc. *	100,513	4,426,593
Avedro, Inc. *	16,346	379,881
AxoGen, Inc. *	72,550	902,159
Axonics Modulation Technologies, Inc. *	33,220	821,198
BioLife Solutions, Inc. *	14,196	241,474
BioSig Technologies, Inc. *(a)	32,972	218,604
BioTelemetry, Inc. *	69,961	2,753,665
Brookdale Senior Living, Inc. *	392,637	2,885,882
Cardiovascular Systems, Inc. *	72,597	3,232,018
Castlight Health, Inc., Class B *	209,420	316,224
Catasys, Inc. *(a)	14,702	229,498
Cerus Corp. *	294,699	1,281,941
Community Health Systems, Inc. *	181,990	644,245
Computer Programs & Systems, Inc.	26,413	609,348
ConforMIS, Inc. *	132,984	253,999
CONMED Corp.	57,802	6,359,376
CorVel Corp. *	19,160	1,515,939
Cross Country Healthcare, Inc. *	77,572	838,553
CryoLife, Inc. *	77,041	1,729,570
CryoPort, Inc. *	65,955	925,349
Cutera, Inc. *	29,537	930,415
CytoSorbents Corp. *	71,062	337,544
Diplomat Pharmacy, Inc. *	124,243	675,882
ElectroCore, Inc. *(a)	24,895	39,334
Enzo Biochem, Inc. *	92,538	292,420
Evolent Health, Inc., Class A *	158,510	1,207,846
Genesis Healthcare, Inc. *	169,619	217,112
GenMark Diagnostics, Inc. *	113,296	635,591
Glaukos Corp. *	76,583	4,888,293
Globus Medical, Inc., Class A *	161,243	8,444,296
Haemonetics Corp. *	108,619	13,113,572
Hanger, Inc. *	77,141	1,744,158
Health Catalyst, Inc. *	17,018	547,299
HealthEquity, Inc. *	146,953	8,345,461
HealthStream, Inc. *	55,349	1,553,093
Heska Corp. *	14,834	1,201,851
HMS Holdings Corp. *	184,241	6,022,838
Inogen, Inc. *	38,789	2,111,479
Inovalon Holdings, Inc., Class A *	150,146	2,346,782
Security	Number of Shares	Value ($)
Inspire Medical Systems, Inc. *	28,280	1,724,514
Integer Holdings Corp. *	68,783	5,326,556
IntriCon Corp. *	17,104	353,711
Invacare Corp.	70,019	540,547
iRadimed Corp. *	9,166	231,442
iRhythm Technologies, Inc. *	52,221	3,489,407
Lantheus Holdings, Inc. *	80,967	1,688,162
LeMaitre Vascular, Inc.	34,681	1,199,963
LHC Group, Inc. *	63,885	7,089,318
LivaNova plc *	103,088	7,291,414
Livongo Health, Inc. *(a)	30,356	655,386
Magellan Health, Inc. *	46,394	3,010,971
Meridian Bioscience, Inc.	90,045	881,541
Merit Medical Systems, Inc. *	113,853	2,351,634
Mesa Laboratories, Inc.	8,149	1,855,935
Misonix, Inc. *	15,299	265,438
National HealthCare Corp.	25,805	2,120,655
National Research Corp., Class A	25,535	1,466,475
Natus Medical, Inc. *	71,340	2,402,731
Neogen Corp. *	108,827	7,080,285
Neuronetics, Inc. *	28,082	250,211
Nevro Corp. *	63,226	5,450,081
NextGen Healthcare, Inc. *	116,512	1,969,635
Novocure Ltd. *	184,229	13,198,166
NuVasive, Inc. *	110,179	7,772,027
Omnicell, Inc. *	87,689	6,172,429
OptimizeRx Corp. *	28,965	376,545
Option Care Health, Inc. *	263,816	933,909
OraSure Technologies, Inc. *	131,567	1,123,582
Orthofix Medical, Inc. *	38,274	1,608,656
OrthoPediatrics Corp. *	18,930	732,212
Owens & Minor, Inc.	131,780	886,879
Patterson Cos., Inc.	176,655	3,026,100
Pennant Group, Inc. *	52,893	951,545
PetIQ, Inc. *	41,199	1,018,439
Phreesia, Inc. *	21,460	635,860
Pulse Biosciences, Inc. *(a)	23,993	337,821
Quidel Corp. *	75,209	4,279,392
R1 RCM, Inc. *	221,209	2,351,452
RadNet, Inc. *	89,407	1,396,537
Rockwell Medical, Inc. *(a)	129,859	286,988
RTI Surgical Holdings, Inc. *	118,940	261,668
SeaSpine Holdings Corp. *	32,977	456,402
Select Medical Holdings Corp. *	233,639	4,256,903
Senseonics Holdings, Inc. *(a)	257,655	301,456
Shockwave Medical, Inc. *(a)	13,764	468,251
SI-BONE, Inc. *	33,436	556,709
Sientra, Inc. *	80,851	519,872
Silk Road Medical, Inc. *	24,522	812,169
Simulations Plus, Inc.	25,629	907,523
Soliton, Inc. *(a)	11,097	123,399
STAAR Surgical Co. *	93,864	3,076,862
Surgery Partners, Inc. *	50,012	397,595
Surmodics, Inc. *	27,903	1,325,672
Tabula Rasa HealthCare, Inc. *	41,335	2,105,605
Tactile Systems Technology, Inc. *	38,498	1,748,579
Tandem Diabetes Care, Inc. *	118,942	7,324,448
Teladoc Health, Inc. *	151,597	11,612,330
Tenet Healthcare Corp. *	218,293	5,531,545
The Ensign Group, Inc.	107,083	4,524,257
The Joint Corp. *	27,194	518,590
The Providence Service Corp. *	24,750	1,580,782
Tivity Health, Inc. *	100,960	1,636,562
TransEnterix, Inc. *	383,079	87,419
TransMedics Group, Inc. *(a)	13,918	249,689
Triple-S Management Corp., Class B *	48,175	728,888
U.S. Physical Therapy, Inc.	26,676	3,773,854
Utah Medical Products, Inc.	7,347	752,847

22
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Vapotherm, Inc. *	30,839	317,642
Varex Imaging Corp. *	79,855	2,396,449
ViewRay, Inc. *	147,739	384,121
Vocera Communications, Inc. *	66,621	1,327,090
Wright Medical Group N.V. *	267,114	5,555,971
Zynex, Inc. (a)	32,411	299,478
		285,972,134

Household & Personal Products 0.5%
Central Garden & Pet Co. *	22,370	671,547
Central Garden & Pet Co., Class A *	88,428	2,500,744
Edgewell Personal Care Co. *	114,944	4,023,040
elf Beauty, Inc. *	56,037	941,422
Inter Parfums, Inc.	37,446	2,899,444
Lifevantage Corp. *	29,117	394,826
Medifast, Inc.	23,936	2,655,460
Nature's Sunshine Products, Inc. *	18,214	171,940
Oil-Dri Corp. of America	10,781	377,443
Revlon, Inc., Class A *(a)	14,442	379,680
USANA Health Sciences, Inc. *	27,356	2,027,353
WD-40 Co.	29,152	5,463,085
Youngevity International, Inc. *(a)	17,188	80,268
		22,586,252

Insurance 2.3%
Ambac Financial Group, Inc. *	95,722	1,962,301
American Equity Investment Life Holding Co.	191,446	4,724,887
AMERISAFE, Inc.	40,695	2,585,353
Argo Group International Holdings Ltd.	69,015	4,269,958
Citizens, Inc. *	107,297	714,598
CNO Financial Group, Inc.	329,642	5,158,897
Crawford & Co., Class A	34,321	363,459
Donegal Group, Inc., Class A	21,314	313,742
eHealth, Inc. *	47,520	3,280,781
Employers Holdings, Inc.	67,143	2,842,835
Enstar Group Ltd. *	24,423	4,906,581
FBL Financial Group, Inc., Class A	20,302	1,164,929
FedNat Holding Co.	24,276	348,361
Genworth Financial, Inc., Class A *	1,070,230	4,580,584
Global Indemnity Ltd.	17,474	432,656
Goosehead Insurance, Inc., Class A	24,414	1,249,509
Greenlight Capital Re Ltd., Class A *	61,932	668,866
Hallmark Financial Services, Inc. *	28,193	502,399
HCI Group, Inc.	13,090	550,434
Health Insurance Innovations, Inc., Class A *(a)	20,354	538,974
Heritage Insurance Holdings, Inc.	57,235	762,370
Horace Mann Educators Corp.	87,641	3,817,642
Independence Holding Co.	10,284	402,104
Investors Title Co.	3,028	459,348
James River Group Holdings Ltd.	63,062	2,258,250
Kinsale Capital Group, Inc.	43,229	4,570,170
MBIA, Inc. *	169,152	1,571,422
National General Holdings Corp.	143,907	3,068,097
National Western Life Group, Inc., Class A	4,876	1,329,198
NI Holdings, Inc. *	20,281	354,917
Palomar Holdings, Inc. *	12,517	565,143
ProAssurance Corp.	112,833	4,425,310
ProSight Global, Inc. *	19,079	302,593
Protective Insurance Corp., Class B	19,116	304,136
RLI Corp.	84,555	8,228,893
Safety Insurance Group, Inc.	31,409	3,052,955
Selective Insurance Group, Inc.	124,058	8,574,889
State Auto Financial Corp.	36,606	1,211,293
Stewart Information Services Corp.	49,590	2,029,223
Security	Number of Shares	Value ($)
Third Point Reinsurance Ltd. *	157,941	1,498,860
Tiptree, Inc.	53,210	391,093
Trupanion, Inc. *(a)	60,386	1,431,148
United Fire Group, Inc.	44,744	2,036,747
United Insurance Holdings Corp.	42,821	524,985
Universal Insurance Holdings, Inc.	64,847	1,758,002
Watford Holdings Ltd. *	43,167	1,162,919
		97,251,811

Materials 3.8%
Advanced Emissions Solutions, Inc.	34,544	477,744
AdvanSix, Inc. *	59,527	1,354,835
AK Steel Holding Corp. *	669,624	1,580,313
Allegheny Technologies, Inc. *	266,289	5,594,732
American Vanguard Corp.	62,012	866,928
Amyris, Inc. *(a)	77,549	257,075
Balchem Corp.	68,221	6,904,647
Boise Cascade Co.	82,093	2,936,467
Carpenter Technology Corp.	100,056	4,904,745
Century Aluminum Co. *	104,464	609,025
Chase Corp.	15,521	1,818,285
Clearwater Paper Corp. *	33,680	624,427
Cleveland-Cliffs, Inc. (a)	569,777	4,119,488
Coeur Mining, Inc. *	465,707	2,570,703
Commercial Metals Co.	250,425	4,840,715
Compass Minerals International, Inc.	72,136	4,074,241
Ferro Corp. *	173,546	1,931,567
Ferroglobe Representation & Warranty Insurance *(b)	108,500	—
Flotek Industries, Inc. *	110,660	211,361
Forterra, Inc. *	40,593	333,269
FutureFuel Corp.	55,522	684,586
GCP Applied Technologies, Inc. *	114,465	2,364,847
Gold Resource Corp.	127,527	558,568
Greif, Inc., Class A	54,582	2,137,977
Greif, Inc., Class B	12,762	600,197
H.B. Fuller Co.	107,680	5,254,784
Hawkins, Inc.	20,878	892,534
Haynes International, Inc.	26,521	913,914
Hecla Mining Co.	1,018,443	2,342,419
Ingevity Corp. *	88,966	7,491,827
Innophos Holdings, Inc.	41,804	1,363,646
Innospec, Inc.	51,420	4,697,731
Intrepid Potash, Inc. *	204,632	632,313
Kaiser Aluminum Corp.	34,009	3,641,684
Koppers Holdings, Inc. *	40,129	1,288,141
Kraton Corp. *	66,239	1,485,078
Kronos Worldwide, Inc.	48,778	618,505
Livent Corp. *	310,728	2,131,594
Louisiana-Pacific Corp.	263,286	7,695,850
LSB Industries, Inc. *	49,037	207,427
Marrone Bio Innovations, Inc. *	101,700	134,244
Materion Corp.	42,831	2,434,514
Mayville Engineering Co., Inc. *	13,093	111,945
Minerals Technologies, Inc.	74,752	3,696,486
Myers Industries, Inc.	75,411	1,276,708
Neenah, Inc.	35,437	2,285,686
Novagold Resources, Inc. *	492,195	3,583,180
Olympic Steel, Inc.	19,559	292,994
OMNOVA Solutions, Inc. *	92,449	934,659
Orion Engineered Carbons S.A.	127,700	2,114,712
P.H. Glatfelter Co.	92,671	1,668,078
PolyOne Corp.	162,684	5,214,022
PQ Group Holdings, Inc. *	80,531	1,326,346
Quaker Chemical Corp.	27,823	4,253,580
Ramaco Resources, Inc. *	16,927	60,091
Rayonier Advanced Materials, Inc.	103,218	430,419

23
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Ryerson Holding Corp. *	34,841	302,768
Schnitzer Steel Industries, Inc., Class A	54,785	1,169,112
Schweitzer-Mauduit International, Inc.	65,266	2,642,620
Sensient Technologies Corp.	89,692	5,611,132
Stepan Co.	43,353	4,236,455
Summit Materials, Inc., Class A *	237,993	5,457,179
SunCoke Energy, Inc. *	160,709	850,151
Synalloy Corp.	18,134	283,978
TimkenSteel Corp. *	83,916	471,608
Trecora Resources *	46,660	409,208
Tredegar Corp.	55,676	1,106,839
Trinseo S.A.	85,584	3,637,320
Tronox Holdings plc, Class A *	194,195	1,648,716
UFP Technologies, Inc. *	14,282	594,274
United States Lime & Minerals, Inc.	4,197	371,434
US Concrete, Inc. *	33,957	1,774,593
Valhi, Inc.	60,161	113,704
Verso Corp., Class A *	75,141	1,100,064
Warrior Met Coal, Inc.	109,159	2,126,417
Worthington Industries, Inc.	81,853	3,013,009
		159,752,434

Media & Entertainment 1.7%
AMC Entertainment Holdings, Inc., Class A (a)	110,314	1,033,642
Boston Omaha Corp., Class A *	22,036	494,929
Cardlytics, Inc. *	29,013	1,215,935
Care.com, Inc. *	44,863	524,000
Cargurus, Inc. *	157,157	5,278,904
Cars.com, Inc. *	141,413	1,599,381
Central European Media Enterprises Ltd., Class A *	185,189	830,573
Clear Channel Outdoor Holdings, Inc. *	102,841	239,620
comScore, Inc. *	101,829	235,225
Cumulus Media, Inc., Class A *	31,328	428,880
Daily Journal Corp. *(a)	2,347	659,530
DHI Group, Inc. *	106,368	385,052
Emerald Expositions Events, Inc.	51,158	497,256
Entercom Communications Corp., Class A	269,157	936,666
Entravision Communications Corp., Class A	133,374	378,782
Eros International plc *(a)	153,042	342,814
Eventbrite, Inc., Class A *	77,711	1,397,244
EverQuote, Inc., Class A *	18,763	380,889
Fluent, Inc. *	88,752	206,792
Gaia, Inc. *(a)	22,400	155,232
Gannett Co., Inc.	223,994	2,430,335
Glu Mobile, Inc. *	245,578	1,456,278
Gray Television, Inc. *	192,564	3,159,975
Hemisphere Media Group, Inc. *	35,700	460,887
IMAX Corp. *	111,022	2,370,320
Lee Enterprises, Inc. *	111,206	201,283
Liberty Latin America Ltd., Class A *	98,685	1,844,423
Liberty Latin America Ltd., Class C *	240,461	4,426,887
Liberty Media Corp. - Liberty Braves, Class A *	20,631	609,027
Liberty Media Corp. - Liberty Braves, Class C *	76,852	2,260,217
Liberty TripAdvisor Holdings, Inc., Class A *	155,657	1,502,090
LiveXLive Media, Inc. *(a)	73,289	124,591
Loral Space & Communications, Inc. *	27,486	1,099,165
Marchex, Inc., Class B *	80,968	268,004
MDC Partners, Inc., Class A *	115,975	363,002
Meredith Corp.	84,255	3,176,413
MSG Networks, Inc., Class A *	123,919	2,008,727
Security	Number of Shares	Value ($)
National CineMedia, Inc.	133,292	1,118,986
New Media Investment Group, Inc.	128,175	1,129,222
QuinStreet, Inc. *	96,494	1,238,018
Reading International, Inc., Class A *	35,745	406,421
Rosetta Stone, Inc. *	44,060	844,190
Saga Communications, Inc., Class A	7,830	236,231
Scholastic Corp.	62,538	2,407,713
TechTarget, Inc. *	48,501	1,183,424
TEGNA, Inc.	461,527	6,936,751
The E.W. Scripps Co., Class A	116,561	1,565,997
The Marcus Corp.	47,625	1,719,262
The Meet Group, Inc. *	153,507	653,940
Travelzoo *	11,052	111,846
Tribune Publishing Co.	35,823	320,974
TrueCar, Inc. *	223,986	734,674
WideOpenWest, Inc. *	51,725	328,454
Yelp, Inc. *	146,846	5,067,655
		70,986,728

Pharmaceuticals, Biotechnology & Life Sciences 9.6%
Abeona Therapeutics, Inc. *	69,313	164,272
ACADIA Pharmaceuticals, Inc. *	223,542	9,480,416
Accelerate Diagnostics, Inc. *(a)	58,156	895,602
Acceleron Pharma, Inc. *	95,494	4,284,816
AcelRx Pharmaceuticals, Inc. *(a)	163,045	326,090
Acer Therapeutics, Inc. *(a)	10,439	32,674
Achillion Pharmaceuticals, Inc. *	290,363	1,861,227
Aclaris Therapeutics, Inc. *(a)	64,197	112,345
Acorda Therapeutics, Inc. *	93,321	153,980
Adamas Pharmaceuticals, Inc. *	46,928	192,874
ADMA Biologics, Inc. *	105,534	516,061
Aduro Biotech, Inc. *	130,400	148,656
Adverum Biotechnologies, Inc. *	116,013	843,415
Aeglea BioTherapeutics, Inc. *	54,376	413,801
Aerie Pharmaceuticals, Inc. *	89,800	1,992,662
Affimed N.V. *	125,393	368,655
Agenus, Inc. *	226,026	585,407
AgeX Therapeutics, Inc. *	44,218	68,980
Aimmune Therapeutics, Inc. *	94,080	2,617,306
Akcea Therapeutics, Inc. *(a)	26,867	492,472
Akebia Therapeutics, Inc. *	252,019	940,031
Akero Therapeutics, Inc. *	10,101	234,444
Akorn, Inc. *	199,632	996,164
Albireo Pharma, Inc. *	22,884	420,379
Aldeyra Therapeutics, Inc. *	46,894	262,137
Alector, Inc. *	64,978	1,094,230
Allakos, Inc. *	41,392	2,839,491
Allogene Therapeutics, Inc. *(a)	81,986	2,361,197
AMAG Pharmaceuticals, Inc. *(a)	70,329	682,543
Amicus Therapeutics, Inc. *	541,376	4,563,800
Amneal Pharmaceuticals, Inc. *	194,976	600,526
Amphastar Pharmaceuticals, Inc. *	76,441	1,476,458
AnaptysBio, Inc. *	52,159	1,967,437
Anavex Life Sciences Corp. *(a)	90,347	245,744
ANI Pharmaceuticals, Inc. *	19,422	1,517,052
Anika Therapeutics, Inc. *	28,532	2,008,367
Apellis Pharmaceuticals, Inc. *	102,166	3,002,659
Applied Therapeutics, Inc. *	4,216	69,606
Arcus Biosciences, Inc. *	68,138	534,883
Ardelyx, Inc. *	100,424	502,120
Arena Pharmaceuticals, Inc. *	106,146	5,170,902
ArQule, Inc. *	237,796	2,404,118
Arrowhead Pharmaceuticals, Inc. *	198,156	7,936,148
Arvinas Holding Co. LLC *	38,428	793,922
Assembly Biosciences, Inc. *	48,697	803,987
Assertio Therapeutics, Inc. *	134,103	105,955
Atara Biotherapeutics, Inc. *	110,642	1,208,211

24
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Athenex, Inc. *	145,484	1,606,143
Athersys, Inc. *	299,043	382,775
Atreca, Inc. Class A *	13,743	154,609
Audentes Therapeutics, Inc. *	95,285	2,563,166
Avid Bioservices, Inc. *	116,553	623,559
Avrobio, Inc. *	43,112	625,986
Axcella Health, Inc. *	3,346	17,700
Axsome Therapeutics, Inc. *	52,761	1,270,485
Beyondspring, Inc. *(a)	25,149	297,513
BioCryst Pharmaceuticals, Inc. *	229,124	458,248
BioDelivery Sciences International, Inc. *	175,162	1,012,436
Biohaven Pharmaceutical Holding Co., Ltd. *	83,131	3,817,376
BioSpecifics Technologies Corp. *	12,760	617,967
Bioxcel Therapeutics, Inc. *	12,536	52,150
Blueprint Medicines Corp. *	103,380	7,116,679
Bridgebio Pharma, Inc. *	47,295	1,069,340
Calithera Biosciences, Inc. *	99,321	286,044
Calyxt, Inc. *	19,347	88,609
Cambrex Corp. *	71,364	4,262,572
Cara Therapeutics, Inc. *	84,958	1,763,728
CareDx, Inc. *	87,121	2,283,441
CASI Pharmaceuticals, Inc. *(a)	105,221	345,125
Castle Biosciences, Inc. *	7,797	183,541
Catalyst Pharmaceuticals, Inc. *	205,684	972,885
cbdMD, Inc. *(a)	19,647	69,157
CEL-SCI Corp. *(a)	57,982	397,757
Celcuity, Inc. *	12,209	192,292
Cellular Biomedicine Group, Inc. *	25,626	468,700
Cerecor, Inc. *(a)	44,615	153,476
Checkpoint Therapeutics, Inc. *	47,968	93,538
ChemoCentryx, Inc. *	88,249	758,941
Chiasma, Inc. *	71,847	376,478
Chimerix, Inc. *	99,789	142,698
ChromaDex Corp. *(a)	84,574	244,419
Clovis Oncology, Inc. *(a)	106,268	336,870
Codexis, Inc. *	112,114	1,515,781
Coherus Biosciences, Inc. *	130,806	2,272,100
Collegium Pharmaceutical, Inc. *	69,076	828,912
Concert Pharmaceuticals, Inc. *	44,328	276,163
Constellation Pharmaceuticals, Inc. *	32,312	446,229
Corbus Pharmaceuticals Holdings, Inc. *(a)	123,552	638,764
Corcept Therapeutics, Inc. *	202,224	2,950,448
CorMedix, Inc. *(a)	49,061	273,760
Cortexyme, Inc. *(a)	6,003	124,682
Crinetics Pharmaceuticals, Inc. *	22,965	404,414
Cue Biopharma, Inc. *	41,735	358,086
Cyclerion Therapeutics, Inc. *	49,126	117,411
Cymabay Therapeutics, Inc. *	143,397	643,853
Cytokinetics, Inc. *	118,701	1,382,867
CytomX Therapeutics, Inc. *	93,818	575,104
Deciphera Pharmaceuticals, Inc. *	40,379	1,790,405
Denali Therapeutics, Inc. *	101,797	1,595,159
Dermira, Inc. *	99,866	668,104
Dicerna Pharmaceuticals, Inc. *	110,342	1,819,540
Dova Pharmaceuticals, Inc. *	17,923	510,985
Dynavax Technologies Corp. *(a)	174,665	889,045
Eagle Pharmaceuticals, Inc. *	19,501	1,222,713
Editas Medicine, Inc. *	105,325	2,194,973
Eidos Therapeutics, Inc. *(a)	23,595	1,144,357
Eiger BioPharmaceuticals, Inc. *	48,760	531,484
Eloxx Pharmaceuticals, Inc. *	53,030	322,953
Emergent BioSolutions, Inc. *	96,910	5,539,376
Enanta Pharmaceuticals, Inc. *	36,352	2,213,110
Endo International plc *	477,250	2,190,577
Enochian Biosciences, Inc. *(a)	8,080	46,056
Epizyme, Inc. *	164,416	1,892,428
Security	Number of Shares	Value ($)
Esperion Therapeutics, Inc. *	53,106	2,112,026
Evelo Biosciences, Inc. *	29,924	195,404
Evofem Biosciences, Inc. *	29,423	149,763
Evolus, Inc. *(a)	31,665	505,057
EyePoint Pharmaceuticals, Inc. *	128,809	291,108
Fate Therapeutics, Inc. *	111,550	1,667,672
FibroGen, Inc. *	165,062	6,462,177
Five Prime Therapeutics, Inc. *	81,037	320,096
Flexion Therapeutics, Inc. *	72,443	1,243,846
Fluidigm Corp. *	146,403	720,303
Forty Seven, Inc. *	46,680	322,559
Fulcrum Therapeutics, Inc. *	9,718	60,932
G1 Therapeutics, Inc. *	71,908	1,525,888
Galectin Therapeutics, Inc. *	84,431	336,035
Genomic Health, Inc. *	57,326	3,822,498
Geron Corp. *(a)	364,657	521,460
Global Blood Therapeutics, Inc. *	122,659	5,881,499
GlycoMimetics, Inc. *	70,362	371,511
Gossamer Bio, Inc. *	91,267	1,877,819
Gritstone Oncology, Inc. *	51,856	420,552
Halozyme Therapeutics, Inc. *	302,605	4,635,909
Harpoon Therapeutics, Inc. *	15,304	203,543
Heron Therapeutics, Inc. *	156,162	3,318,442
Homology Medicines, Inc. *	51,903	681,486
Hookipa Pharma, Inc. *	4,287	35,068
ImmunoGen, Inc. *	304,232	724,072
Immunomedics, Inc. *	371,902	5,950,432
Innoviva, Inc. *	135,484	1,574,324
Inovio Pharmaceuticals, Inc. *(a)	190,916	406,651
Insmed, Inc. *	188,201	3,498,657
Intellia Therapeutics, Inc. *	81,117	1,012,746
Intercept Pharmaceuticals, Inc. *	53,182	3,870,586
Intersect ENT, Inc. *	65,602	1,169,028
Intra-Cellular Therapies, Inc. *	93,138	861,527
Intrexon Corp. *(a)	151,066	767,415
Invitae Corp. *	182,924	2,946,906
Iovance Biotherapeutics, Inc. *	242,802	5,130,406
Ironwood Pharmaceuticals, Inc. *	324,937	3,262,367
Jounce Therapeutics, Inc. *	31,400	113,511
Kadmon Holdings, Inc. *	280,835	811,613
Kala Pharmaceuticals, Inc. *(a)	45,405	164,820
Kaleido Biosciences, Inc. *(a)	10,461	61,301
KalVista Pharmaceuticals, Inc. *	24,293	257,506
Karuna Therapeutics, Inc. *	9,680	134,746
Karyopharm Therapeutics, Inc. *	125,474	1,468,046
Kezar Life Sciences, Inc. *	32,337	105,095
Kindred Biosciences, Inc. *	80,781	659,981
Kiniksa Pharmaceuticals Ltd., Class A *	29,404	207,298
Kodiak Sciences, Inc. *	50,344	1,042,624
Krystal Biotech, Inc. *	21,955	901,692
Kura Oncology, Inc. *	71,957	1,077,916
La Jolla Pharmaceutical Co. *	44,342	311,059
Lannett Co., Inc. *	67,893	807,248
Lexicon Pharmaceuticals, Inc. *(a)	85,580	317,502
Ligand Pharmaceuticals, Inc. *	39,361	4,282,870
Lineage Cell Therapeutics, Inc. *	233,687	182,276
Liquidia Technologies, Inc. *	27,919	122,285
LogicBio Therapeutics, Inc. *	18,169	180,782
Luminex Corp.	89,071	1,825,510
MacroGenics, Inc. *	99,854	848,759
Madrigal Pharmaceuticals, Inc. *	16,708	1,544,320
Magenta Therapeutics, Inc. *	40,522	421,834
Mallinckrodt plc *(a)	174,898	552,678
MannKind Corp. *(a)	390,146	509,141
Marinus Pharmaceuticals, Inc. *	104,440	122,195
Marker Therapeutics, Inc. *(a)	56,393	216,549
MediciNova, Inc. *(a)	85,672	690,516
Medpace Holdings, Inc. *	58,616	4,315,896

25
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
MEI Pharma, Inc. *	141,679	256,439
MeiraGTx Holdings plc *	35,860	518,177
Menlo Therapeutics, Inc. *	32,171	163,107
Mersana Therapeutics, Inc. *	74,695	140,427
Millendo Therapeutics, Inc. *	19,511	140,674
Minerva Neurosciences, Inc. *	61,339	290,747
Mirati Therapeutics, Inc. *	57,651	5,429,571
Mirum Pharmaceuticals, Inc. *	5,831	41,867
Molecular Templates, Inc. *	35,404	299,518
Momenta Pharmaceuticals, Inc. *	208,569	3,228,648
Morphic Holding, Inc. *	10,420	145,880
Mustang Bio, Inc. *	57,935	153,528
MyoKardia, Inc. *	94,463	5,415,564
Myriad Genetics, Inc. *	148,910	5,013,800
NanoString Technologies, Inc. *	71,020	1,605,052
Natera, Inc. *	118,822	4,577,023
NeoGenomics, Inc. *	202,403	4,641,101
Neon Therapeutics, Inc. *	30,308	63,950
NextCure, Inc. *	5,979	149,475
NGM Biopharmaceuticals, Inc. *(a)	13,964	181,113
Novavax, Inc. *(a)	48,825	203,600
Ocular Therapeutix, Inc. *(a)	87,122	282,275
Odonate Therapeutics, Inc. *	24,559	779,994
Omeros Corp. *(a)	99,265	1,572,358
Oncocyte Corp. *	44,686	75,966
OPKO Health, Inc. *	746,726	1,060,351
Optinose, Inc. *(a)	51,825	405,272
Organogenesis Holdings, Inc. *	21,873	153,330
Osmotica Pharmaceuticals plc *	19,680	87,182
Pacific Biosciences of California, Inc. *	302,301	1,463,137
Pacira BioSciences, Inc. *	85,643	3,467,685
Palatin Technologies, Inc. *	414,510	334,924
Paratek Pharmaceuticals, Inc. *(a)	66,998	206,689
PDL BioPharma, Inc. *	237,639	670,142
Personalis, Inc. *	18,697	193,701
Pfenex, Inc. *	62,759	578,638
PhaseBio Pharmaceuticals, Inc. *	28,558	117,373
Phibro Animal Health Corp., Class A	44,198	1,058,984
Pieris Pharmaceuticals, Inc. *	96,581	319,683
PolarityTE, Inc. *(a)	29,159	79,021
Portola Pharmaceuticals, Inc. *	159,062	4,598,482
Precision BioSciences, Inc. *	19,025	123,472
Prestige Consumer Healthcare, Inc. *	106,659	3,782,128
Prevail Therapeutics, Inc. *	15,662	172,595
Principia Biopharma, Inc. *	28,685	1,012,867
Progenics Pharmaceuticals, Inc. *	182,254	967,769
Protagonist Therapeutics, Inc. *	35,694	480,084
Prothena Corp. plc *	83,804	762,616
PTC Therapeutics, Inc. *	121,952	4,986,617
Puma Biotechnology, Inc. *	63,996	435,173
Quanterix Corp. *	27,233	567,808
Ra Pharmaceuticals, Inc. *	73,652	3,466,800
Radius Health, Inc. *	95,430	2,714,029
Reata Pharmaceuticals, Inc., Class A *	42,638	8,786,839
Recro Pharma, Inc. *	42,103	663,964
REGENXBIO, Inc. *	70,620	2,520,428
Repligen Corp. *	109,489	8,703,281
Replimune Group, Inc. *	24,007	408,119
resTORbio, Inc. *	31,120	225,620
Retrophin, Inc. *	90,233	1,082,796
Revance Therapeutics, Inc. *	94,073	1,473,183
Rhythm Pharmaceuticals, Inc. *	49,281	1,050,671
Rigel Pharmaceuticals, Inc. *	355,043	727,838
Rocket Pharmaceuticals, Inc. *	64,405	936,449
Rubius Therapeutics, Inc. *(a)	75,486	667,296
Sangamo Therapeutics, Inc. *	243,158	2,200,580
Savara, Inc. *	69,319	61,146
Scholar Rock Holding Corp. *	36,840	340,770
Security	Number of Shares	Value ($)
Seres Therapeutics, Inc. *	76,688	268,408
SIGA Technologies, Inc. *	114,561	635,814
Solid Biosciences, Inc. *(a)	41,184	455,083
Sorrento Therapeutics, Inc. *(a)	262,135	398,445
Spark Therapeutics, Inc. *	72,955	7,964,497
Spectrum Pharmaceuticals, Inc. *	237,587	1,843,675
Spero Therapeutics, Inc. *	23,403	256,731
Stemline Therapeutics, Inc. *	93,869	938,690
Stoke Therapeutics, Inc. *(a)	19,215	544,553
Strongbridge Biopharma plc *	75,231	159,490
Supernus Pharmaceuticals, Inc. *	104,557	2,905,639
Sutro Biopharma, Inc. *	22,592	226,598
Syndax Pharmaceuticals, Inc. *	41,829	281,091
Syneos Health, Inc. *	132,068	6,623,210
Synlogic, Inc. *	32,508	69,567
Synthorx, Inc. *(a)	20,110	276,311
Syros Pharmaceuticals, Inc. *	72,087	373,050
TCR2 Therapeutics, Inc. *	24,579	305,517
TG Therapeutics, Inc. *	176,213	1,203,535
The Medicines Co. *	160,336	8,416,037
TherapeuticsMD, Inc. *(a)	417,680	1,111,029
Theravance Biopharma, Inc. *	94,185	1,518,262
Tocagen, Inc. *	45,640	28,776
Translate Bio, Inc. *	61,656	563,844
Tricida, Inc. *	46,474	1,738,592
Turning Point Therapeutics, Inc. *	13,811	529,790
Twist Bioscience Corp. *	46,291	1,102,652
Tyme Technologies, Inc. *(a)	123,263	163,940
Ultragenyx Pharmaceutical, Inc. *	115,525	4,637,173
UNITY Biotechnology, Inc. *	55,498	346,308
UroGen Pharma Ltd. *	39,185	886,757
Vanda Pharmaceuticals, Inc. *	110,924	1,498,583
VBI Vaccines, Inc. *	174,576	102,127
Veracyte, Inc. *	99,518	2,281,948
Vericel Corp. *	94,674	1,502,476
Verrica Pharmaceuticals, Inc. *	26,813	362,512
Viking Therapeutics, Inc. *(a)	140,573	909,507
Voyager Therapeutics, Inc. *	51,929	799,187
WaVe Life Sciences Ltd. *	48,149	1,217,688
X4 Pharmaceuticals, Inc. *	24,886	304,854
XBiotech, Inc. *(a)	39,765	432,246
Xencor, Inc. *	99,908	3,417,853
Xeris Pharmaceuticals, Inc. *	55,482	453,843
Y-mAbs Therapeutics, Inc. *	43,400	1,351,910
ZIOPHARM Oncology, Inc. *(a)	340,214	1,435,703
Zogenix, Inc. *	90,128	4,024,215
Zynerba Pharmaceuticals, Inc. *(a)	47,935	371,976
		402,620,881

Real Estate 8.3%
Acadia Realty Trust	176,310	4,933,154
Agree Realty Corp.	86,820	6,838,811
Alexander & Baldwin, Inc.	145,020	3,409,420
Alexander's, Inc.	4,522	1,561,899
Altisource Portfolio Solutions S.A. *	13,938	248,096
American Assets Trust, Inc.	102,570	5,021,827
American Finance Trust, Inc.	226,373	3,350,320
American Realty Investors, Inc. *	5,220	83,259
Armada Hoffler Properties, Inc.	111,438	2,088,348
Ashford Hospitality Trust, Inc.	189,530	517,417
Bluerock Residential Growth REIT, Inc.	47,376	569,460
Braemar Hotels & Resorts, Inc.	62,472	576,617
BRT Apartments Corp.	20,757	346,642
CareTrust REIT, Inc.	201,895	4,893,935
CatchMark Timber Trust, Inc., Class A	107,133	1,228,815
CBL & Associates Properties, Inc. (a)	362,360	521,798
Cedar Realty Trust, Inc.	182,555	609,734

26
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Chatham Lodging Trust	97,350	1,757,167
CIM Commercial Trust Corp.	2,770	40,303
City Office REIT, Inc.	81,281	1,100,545
Clipper Realty, Inc.	31,412	302,812
Community Healthcare Trust, Inc.	39,215	1,898,790
Consolidated-Tomoka Land Co.	10,258	656,204
CoreCivic, Inc.	251,734	3,841,461
CorEnergy Infrastructure Trust, Inc.	27,380	1,318,895
CorePoint Lodging, Inc.	83,497	822,445
Cushman & Wakefield plc *	217,455	4,055,536
DiamondRock Hospitality Co.	427,992	4,271,360
Easterly Government Properties, Inc.	166,957	3,726,480
EastGroup Properties, Inc.	78,518	10,517,486
Essential Properties Realty Trust, Inc.	161,722	4,149,786
eXp World Holdings, Inc. *(a)	33,315	298,836
Farmland Partners, Inc. (a)	57,625	386,087
First Industrial Realty Trust, Inc.	266,951	11,241,307
Forestar Group, Inc. *	21,619	406,005
Four Corners Property Trust, Inc.	144,977	4,153,591
Franklin Street Properties Corp.	220,767	1,898,596
Front Yard Residential Corp.	105,938	1,310,453
FRP Holdings, Inc. *	15,230	788,609
Getty Realty Corp.	70,640	2,369,266
Gladstone Commercial Corp.	64,950	1,530,222
Gladstone Land Corp.	38,787	463,893
Global Medical REIT, Inc.	66,322	802,496
Global Net Lease, Inc.	179,297	3,492,706
Griffin Industrial Realty, Inc.	2,012	79,233
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	134,620	4,019,753
Healthcare Realty Trust, Inc.	271,102	9,426,217
Hersha Hospitality Trust	73,340	1,012,092
Independence Realty Trust, Inc.	190,062	2,926,955
Industrial Logistics Properties Trust	136,866	2,907,034
Innovative Industrial Properties, Inc. (a)	22,907	1,740,932
Investors Real Estate Trust	24,727	1,871,092
iStar, Inc.	126,125	1,640,886
Jernigan Capital, Inc.	44,761	850,011
Kennedy-Wilson Holdings, Inc.	260,312	5,989,779
Kite Realty Group Trust	176,055	3,137,300
Lexington Realty Trust	486,085	5,288,605
LTC Properties, Inc.	83,275	4,317,809
Mack-Cali Realty Corp.	183,792	3,936,825
Marcus & Millichap, Inc. *	48,825	1,744,029
Maui Land & Pineapple Co., Inc. *	14,430	148,485
Monmouth Real Estate Investment Corp.	196,078	2,956,856
National Health Investors, Inc.	88,646	7,604,940
National Storage Affiliates Trust	125,582	4,291,137
New Senior Investment Group, Inc.	175,575	1,236,048
Newmark Group, Inc., Class A	303,731	3,225,623
NexPoint Residential Trust, Inc.	40,254	1,963,188
Office Properties Income Trust	100,935	3,217,808
One Liberty Properties, Inc.	32,901	934,717
Pebblebrook Hotel Trust	275,254	7,076,780
Pennsylvania Real Estate Investment Trust (a)	149,677	826,217
Physicians Realty Trust	394,057	7,357,044
Piedmont Office Realty Trust, Inc., Class A	265,374	5,954,993
PotlatchDeltic Corp.	140,567	5,969,880
Preferred Apartment Communities, Inc., Class A	95,751	1,371,154
PS Business Parks, Inc.	42,420	7,658,931
QTS Realty Trust, Inc., Class A	116,180	6,226,086
Rafael Holdings, Inc., Class B *	21,967	381,567
RE/MAX Holdings, Inc., Class A	38,191	1,277,489
Realogy Holdings Corp. (a)	241,309	1,901,515
Redfin Corp. *	186,610	3,245,148
Retail Opportunity Investments Corp.	238,830	4,457,762
Security	Number of Shares	Value ($)
Retail Value, Inc.	31,863	1,166,504
Rexford Industrial Realty, Inc.	232,111	11,162,218
RLJ Lodging Trust	365,560	5,998,840
RPT Realty	165,705	2,402,722
Ryman Hospitality Properties, Inc.	97,354	8,194,286
Sabra Health Care REIT, Inc.	400,831	9,860,443
Safehold, Inc.	22,305	771,307
Saul Centers, Inc.	25,380	1,358,845
Senior Housing Properties Trust	503,050	4,992,771
Seritage Growth Properties, Class A	71,476	3,108,491
STAG Industrial, Inc.	271,121	8,415,596
Stratus Properties, Inc. *	12,705	350,404
Summit Hotel Properties, Inc.	218,960	2,684,450
Sunstone Hotel Investors, Inc.	476,022	6,431,057
Tanger Factory Outlet Centers, Inc.	193,430	3,118,092
Tejon Ranch Co. *	44,214	710,961
Terreno Realty Corp.	136,661	7,709,047
The GEO Group, Inc.	251,400	3,826,308
The RMR Group, Inc., Class A	32,292	1,562,933
The St. Joe Co. *	70,880	1,314,824
Transcontinental Realty Investors, Inc. *	2,037	64,247
UMH Properties, Inc.	75,199	1,122,721
Uniti Group, Inc.	390,748	2,703,976
Universal Health Realty Income Trust	27,193	3,242,221
Urban Edge Properties	243,582	5,142,016
Urstadt Biddle Properties, Inc., Class A	62,851	1,529,165
Washington Prime Group, Inc. (a)	398,803	1,682,949
Washington Real Estate Investment Trust	169,583	5,260,465
Whitestone REIT	82,374	1,173,006
Xenia Hotels & Resorts, Inc.	240,894	5,070,819
		346,704,493

Retailing 3.2%
1-800-Flowers.com, Inc., Class A *	51,849	739,367
Aaron's, Inc.	143,234	10,732,524
Abercrombie & Fitch Co., Class A	139,075	2,251,624
America's Car-Mart, Inc. *	13,325	1,212,442
American Eagle Outfitters, Inc.	343,534	5,283,553
Asbury Automotive Group, Inc. *	40,981	4,226,370
Ascena Retail Group, Inc. *	306,754	108,039
At Home Group, Inc. *	101,705	866,527
Barnes & Noble Education, Inc. *	86,330	354,816
Bed Bath & Beyond, Inc. (a)	257,968	3,534,162
Big Lots, Inc.	82,670	1,791,459
Boot Barn Holdings, Inc. *	59,286	2,077,974
Caleres, Inc.	87,007	1,872,391
Camping World Holdings, Inc., Class A (a)	69,130	653,278
Chico's FAS, Inc.	250,391	861,345
Citi Trends, Inc.	23,629	421,778
Conn's, Inc. *	42,453	1,026,938
Core-Mark Holding Co., Inc.	95,779	2,923,175
Designer Brands, Inc.	137,840	2,274,360
Dillard's, Inc., Class A (a)	22,025	1,519,284
Duluth Holdings, Inc., Class B *	22,340	206,422
Express, Inc. *	142,357	458,389
Funko, Inc., Class A *	37,403	673,254
GameStop Corp., Class A (a)	188,723	1,026,653
Genesco, Inc. *	34,094	1,324,552
GNC Holdings, Inc., Class A *(a)	175,290	462,766
Greenlane Holdings, Inc., Class A *(a)	12,915	50,756
Group 1 Automotive, Inc.	37,309	3,710,007
Groupon, Inc. *	955,951	2,657,544
Guess?, Inc.	106,608	1,785,684
Haverty Furniture Cos., Inc.	37,165	674,173
Hibbett Sports, Inc. *	37,370	891,648
Hudson Ltd., Class A *	84,905	1,054,520
J. Jill, Inc. (a)	35,071	60,673

27
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
J.C. Penney Co., Inc. *	661,882	661,882
Lands' End, Inc. *	21,745	262,462
Leaf Group Ltd. *	35,960	106,801
Liquidity Services, Inc. *	56,879	369,145
Lithia Motors, Inc., Class A	46,926	7,389,906
Lumber Liquidators Holdings, Inc. *(a)	59,669	550,745
MarineMax, Inc. *	44,423	686,335
Monro, Inc.	69,101	4,844,671
Murphy USA, Inc. *	64,646	7,623,703
National Vision Holdings, Inc. *	166,472	3,962,034
Office Depot, Inc.	1,158,863	2,387,258
Overstock.com, Inc. *	56,221	592,007
Party City Holdco, Inc. *	114,128	641,399
PetMed Express, Inc.	41,784	978,372
Quotient Technology, Inc. *	161,027	1,386,442
Rent-A-Center, Inc.	102,786	2,659,074
RH *	35,114	6,380,214
RTW RetailWinds, Inc. *	67,220	99,486
Sally Beauty Holdings, Inc. *	256,329	3,973,099
Shoe Carnival, Inc.	19,689	653,478
Shutterstock, Inc. *	40,645	1,649,374
Signet Jewelers Ltd.	109,898	1,762,764
Sleep Number Corp. *	60,933	2,932,096
Sonic Automotive, Inc., Class A	51,764	1,668,354
Sportsman's Warehouse Holdings, Inc. *	91,630	624,000
Stamps.com, Inc. *	35,418	2,990,342
Stitch Fix, Inc., Class A *(a)	89,045	2,035,569
Tailored Brands, Inc. (a)	103,982	482,476
The Buckle, Inc.	61,536	1,287,333
The Cato Corp., Class A	47,606	832,629
The Children's Place, Inc.	32,615	2,671,495
The Container Store Group, Inc. *	32,932	138,973
The Michaels Cos., Inc. *	179,793	1,569,593
The RealReal Inc *(a)	36,600	845,826
The Rubicon Project, Inc. *	102,618	872,253
Tile Shop Holdings, Inc.	75,340	126,571
Tilly's, Inc., Class A	45,402	465,824
Waitr Holdings, Inc. *(a)	124,017	53,923
Weyco Group, Inc.	12,841	316,787
Winmark Corp.	5,120	921,600
Zumiez, Inc. *	42,436	1,354,133
		131,578,875

Semiconductors & Semiconductor Equipment 2.7%
Adesto Technologies Corp. *	58,425	535,173
Advanced Energy Industries, Inc. *	80,588	4,762,751
Alpha & Omega Semiconductor Ltd. *	43,106	562,964
Ambarella, Inc. *	67,029	3,527,736
Amkor Technology, Inc. *	208,229	2,588,286
Axcelis Technologies, Inc. *	69,098	1,324,609
AXT, Inc. *	80,595	251,456
Brooks Automation, Inc.	150,525	6,392,797
Cabot Microelectronics Corp.	61,422	9,282,093
CEVA, Inc. *	46,299	1,260,259
Cirrus Logic, Inc. *	123,255	8,376,410
Cohu, Inc.	85,551	1,421,858
Diodes, Inc. *	87,044	4,060,603
DSP Group, Inc. *	45,299	675,408
Enphase Energy, Inc. *(a)	194,485	3,778,844
FormFactor, Inc. *	157,855	3,445,975
GSI Technology, Inc. *	34,625	270,767
Ichor Holdings Ltd. *	46,918	1,365,783
Impinj, Inc. *	31,607	1,039,712
Inphi Corp. *	95,305	6,850,523
Lattice Semiconductor Corp. *	264,004	5,171,838
MACOM Technology Solutions Holdings, Inc. *	97,397	2,214,808
Security	Number of Shares	Value ($)
MaxLinear, Inc. *	138,680	2,629,373
NeoPhotonics Corp. *	82,871	545,291
NVE Corp.	9,925	617,831
Onto Innovation, Inc. *	102,099	3,287,588
PDF Solutions, Inc. *	60,654	980,169
Photronics, Inc. *	138,709	1,636,766
Power Integrations, Inc.	60,051	5,471,247
Rambus, Inc. *	233,195	3,228,585
Semtech Corp. *	139,740	7,051,280
Silicon Laboratories, Inc. *	91,071	9,675,383
SMART Global Holdings, Inc. *	27,351	812,325
SunPower Corp. *	134,065	1,174,409
Synaptics, Inc. *	71,096	2,993,853
Ultra Clean Holdings, Inc. *	83,076	1,775,334
Veeco Instruments, Inc. *	102,464	1,397,609
Xperi Corp.	104,031	2,112,349
		114,550,045

Software & Services 6.9%
8x8, Inc. *	199,271	3,849,916
A10 Networks, Inc. *	119,406	887,187
ACI Worldwide, Inc. *	244,197	7,665,344
Agilysys, Inc. *	44,315	1,116,295
Alarm.com Holdings, Inc. *	77,969	3,851,669
Altair Engineering, Inc., Class A *	82,959	3,058,698
American Software, Inc., Class A	61,613	998,747
Appfolio, Inc., Class A *	33,155	3,223,661
Appian Corp. *	66,331	2,961,016
Avaya Holdings Corp. *	234,210	2,831,599
Benefitfocus, Inc. *	63,018	1,432,714
Blackbaud, Inc.	103,629	8,699,655
Blackline, Inc. *	90,874	4,247,451
Bottomline Technologies (de), Inc. *	90,974	3,725,385
Box, Inc., Class A *	304,339	5,149,416
Brightcove, Inc. *	81,074	771,014
Carbonite, Inc. *	70,493	1,210,365
Cardtronics plc, Class A *	79,015	2,707,054
Cass Information Systems, Inc.	30,033	1,721,191
ChannelAdvisor Corp. *	56,127	528,155
Cision Ltd. *	196,392	1,977,667
Cloudera, Inc. *	501,457	4,252,355
CommVault Systems, Inc. *	85,659	4,254,683
Conduent, Inc. *	366,864	2,267,220
Cornerstone OnDemand, Inc. *	120,603	7,063,718
CSG Systems International, Inc.	69,777	4,021,946
Digimarc Corp. *	25,118	894,201
Digital Turbine, Inc. *	164,905	1,152,686
Domo, Inc., Class B *	37,689	606,039
Ebix, Inc.	49,450	2,108,053
eGain Corp. *	42,420	319,210
Endurance International Group Holdings, Inc. *	151,289	593,053
Envestnet, Inc. *	101,345	6,333,049
Everbridge, Inc. *	70,356	4,890,446
EVERTEC, Inc.	128,439	3,928,949
Evo Payments, Inc., Class A *	75,197	2,137,851
Exela Technologies, Inc. *	99,570	60,847
ExlService Holdings, Inc. *	70,919	4,938,090
Five9, Inc. *	126,541	7,024,291
ForeScout Technologies, Inc. *	87,562	2,693,407
GTT Communications, Inc. *(a)	69,318	521,965
GTY Technology Holdings, Inc. *(a)	83,420	434,618
I3 Verticals, Inc., Class A *	30,340	620,453
Ideanomics, Inc. *(a)	106,432	122,397
Information Services Group, Inc. *	71,976	155,468
Instructure, Inc. *	72,315	3,379,280
Intelligent Systems Corp. *(a)	14,196	641,233

28
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
International Money Express, Inc. *	28,691	439,546
j2 Global, Inc.	98,717	9,374,166
KBR, Inc.	300,147	8,452,139
Limelight Networks, Inc. *	242,781	1,024,536
LivePerson, Inc. *	130,122	5,341,508
LiveRamp Holdings, Inc. *	141,890	5,546,480
Majesco *	15,678	134,988
ManTech International Corp., Class A	56,765	4,494,653
MAXIMUS, Inc.	134,640	10,332,274
MicroStrategy, Inc., Class A *	17,490	2,680,342
Mitek Systems, Inc. *	79,238	763,854
MobileIron, Inc. *	203,718	1,275,275
Model N, Inc. *	68,863	2,051,429
NIC, Inc.	139,874	3,289,836
OneSpan, Inc. *	69,863	1,307,137
Paysign, Inc. *(a)	61,990	668,252
Perficient, Inc. *	68,100	2,669,520
Perspecta, Inc.	299,798	7,956,639
Phunware, Inc. *(a)	67,278	111,009
Presidio, Inc.	97,872	1,624,675
PRGX Global, Inc. *	42,456	212,280
Priority Technology Holdings, Inc. *	13,581	46,990
Progress Software Corp.	94,424	3,765,629
PROS Holdings, Inc. *	69,644	3,568,559
Q2 Holdings, Inc. *	91,334	6,529,468
QAD, Inc., Class A	23,532	1,093,767
Qualys, Inc. *	71,954	6,139,835
Rapid7, Inc. *	103,528	5,185,717
Rimini Street, Inc. *	40,989	160,267
SailPoint Technologies Holding, Inc. *	182,262	3,528,592
Science Applications International Corp.	125,809	10,394,340
SecureWorks Corp., Class A *	17,646	214,575
SharpSpring, Inc. *(a)	21,553	219,625
ShotSpotter, Inc. *	16,703	337,401
SPS Commerce, Inc. *	74,268	3,919,122
StarTek, Inc. *	33,768	219,492
SVMK, Inc. *	182,299	3,354,302
Sykes Enterprises, Inc. *	80,809	2,496,594
Synchronoss Technologies, Inc. *	79,616	477,696
Telaria, Inc. *	92,961	703,715
Telenav, Inc. *	71,551	337,005
Tenable Holdings, Inc. *	78,524	1,978,805
The Hackett Group, Inc.	51,053	863,306
TiVo Corp.	259,748	2,114,349
TTEC Holdings, Inc.	30,468	1,443,269
Tucows, Inc., Class A *	20,191	1,121,408
Unisys Corp. *	108,667	1,114,923
Upland Software, Inc. *	48,650	1,823,402
Varonis Systems, Inc. *	62,926	4,502,355
Verint Systems, Inc. *	138,814	6,300,767
Verra Mobility Corp. *	246,072	3,531,133
VirnetX Holding Corp. *(a)	130,199	761,664
Virtusa Corp. *	61,718	2,300,847
Workiva, Inc. *	78,101	3,254,469
Yext, Inc. *	196,366	3,232,184
Zix Corp. *	114,804	758,854
Zuora, Inc., Class A *	183,647	2,616,970
		288,191,641

Technology Hardware & Equipment 3.9%
3D Systems Corp. *	243,441	2,310,255
Acacia Communications, Inc. *	80,205	5,266,260
ADTRAN, Inc.	102,176	900,171
Airgain, Inc. *	19,261	218,998
Akoustis Technologies, Inc. *(a)	52,252	426,899
Anixter International, Inc. *	64,637	5,348,712
Applied Optoelectronics, Inc. *(a)	39,941	373,848
Security	Number of Shares	Value ($)
Arlo Technologies, Inc. *	154,974	528,461
AstroNova, Inc.	14,219	225,513
Avid Technology, Inc. *	60,378	407,853
AVX Corp.	99,692	1,527,281
Badger Meter, Inc.	60,716	3,509,385
Bel Fuse, Inc., Class B	20,511	301,717
Belden, Inc.	82,818	4,246,907
Benchmark Electronics, Inc.	79,620	2,699,118
CalAmp Corp. *	68,843	772,418
Calix, Inc. *	103,460	791,469
Cambium Networks Corp. *	9,213	80,706
Casa Systems, Inc. *	65,752	441,853
Clearfield, Inc. *	23,802	293,479
Coda Octopus Group, Inc. *	9,641	70,765
Comtech Telecommunications Corp.	49,889	1,743,620
CTS Corp.	68,789	1,835,290
Daktronics, Inc.	78,100	535,766
DASAN Zhone Solutions, Inc. *	16,622	125,247
Diebold Nixdorf, Inc. *	162,852	1,139,964
Digi International, Inc. *	58,265	840,181
ePlus, Inc. *	28,266	2,208,423
Extreme Networks, Inc. *	248,018	1,597,236
Fabrinet *	77,396	4,351,977
FARO Technologies, Inc. *	36,534	1,741,941
Fitbit, Inc., Class A *	475,277	2,937,212
Harmonic, Inc. *	183,418	1,426,992
II-VI, Inc. *	189,094	6,268,466
Immersion Corp. *	64,843	533,009
Infinera Corp. *	372,247	2,080,861
Inseego Corp. *(a)	97,047	556,079
Insight Enterprises, Inc. *	75,099	4,609,577
InterDigital, Inc.	65,985	3,538,775
Iteris, Inc. *	84,271	451,693
Itron, Inc. *	72,839	5,554,702
KEMET Corp.	120,159	2,612,257
Kimball Electronics, Inc. *	51,463	764,740
Knowles Corp. *	172,650	3,725,787
KVH Industries, Inc. *	34,626	353,878
Lumentum Holdings, Inc. *	162,258	10,167,086
Methode Electronics, Inc.	77,265	2,657,916
MTS Systems Corp.	38,005	2,146,522
Napco Security Technologies, Inc. *	24,151	733,224
NETGEAR, Inc. *	65,152	1,770,180
NetScout Systems, Inc. *	153,715	3,722,977
nLight, Inc. *	69,271	925,461
Novanta, Inc. *	71,477	6,365,027
OSI Systems, Inc. *	35,303	3,503,470
PAR Technology Corp. *(a)	24,078	603,395
PC Connection, Inc.	23,675	1,156,287
Plantronics, Inc.	70,840	2,792,513
Plexus Corp. *	61,336	4,535,184
Ribbon Communications, Inc. *	128,516	551,334
Rogers Corp. *	39,147	5,303,636
Sanmina Corp. *	143,438	4,407,850
ScanSource, Inc. *	54,971	1,775,563
Sonim Technologies, Inc. *	7,492	17,906
Stratasys Ltd. *	108,629	2,246,448
Tech Data Corp. *	77,110	9,368,865
TESSCO Technologies, Inc.	15,031	199,762
TTM Technologies, Inc. *	209,591	2,454,311
Viavi Solutions, Inc. *	487,640	7,782,734
Vishay Intertechnology, Inc.	281,445	5,671,117
Vishay Precision Group, Inc. *	22,119	753,152
Wrap Technologies, Inc. *(a)	15,825	62,192
		163,949,853

29
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Telecommunication Services 0.7%
Anterix, Inc. *	22,494	912,357
ATN International, Inc.	23,714	1,404,580
Bandwidth, Inc., Class A *	33,998	1,908,988
Boingo Wireless, Inc. *	93,176	882,377
Cincinnati Bell, Inc. *	103,307	527,899
Cogent Communications Holdings, Inc.	88,995	5,218,667
Consolidated Communications Holdings, Inc.	150,299	601,196
Frontier Communications Corp. *(a)	214,428	195,130
Gogo, Inc. *(a)	116,789	718,252
IDT Corp., Class B *	34,645	235,932
Intelsat S.A. *	142,554	3,619,446
Iridium Communications, Inc. *	210,390	5,148,243
Ooma, Inc. *	40,371	458,211
ORBCOMM, Inc. *	155,937	625,307
Pareteum Corp. *	223,677	82,761
Shenandoah Telecommunications Co.	101,602	3,267,520
Spok Holdings, Inc.	37,787	449,665
Vonage Holdings Corp. *	479,501	4,684,725
		30,941,256

Transportation 1.4%
Air Transport Services Group, Inc. *	123,456	2,581,465
Allegiant Travel Co.	27,513	4,603,750
ArcBest Corp.	54,230	1,566,705
Atlas Air Worldwide Holdings, Inc. *	49,008	1,074,745
Avis Budget Group, Inc. *	125,519	3,729,169
Costamare, Inc.	102,998	809,564
Covenant Transportation Group, Inc., Class A *	27,545	423,367
Daseke, Inc. *	95,044	255,668
Eagle Bulk Shipping, Inc. *	92,453	401,246
Echo Global Logistics, Inc. *	57,368	1,142,197
Forward Air Corp.	59,741	4,132,285
Genco Shipping & Trading Ltd. *	31,256	308,809
Hawaiian Holdings, Inc.	99,223	2,838,770
Heartland Express, Inc.	97,319	2,033,967
Hertz Global Holdings, Inc. *	214,262	2,894,680
Hub Group, Inc., Class A *	68,706	3,146,735
Marten Transport Ltd.	83,410	1,806,661
Matson, Inc.	90,360	3,449,945
Mesa Air Group, Inc. *	43,289	329,862
P.A.M. Transportation Services, Inc. *	4,100	234,930
Radiant Logistics, Inc. *	80,976	436,461
Roadrunner Transportation Systems, Inc. *	7,402	83,198
Safe Bulkers, Inc. *	110,082	179,434
Saia, Inc. *	55,104	4,915,277
Scorpio Bulkers, Inc.	116,758	758,927
SkyWest, Inc.	106,238	6,326,473
Spirit Airlines, Inc. *	145,053	5,448,191
Universal Logistics Holdings, Inc.	17,261	325,456
US Xpress Enterprises, Inc., Class A *	46,159	239,565
Werner Enterprises, Inc.	95,675	3,492,138
YRC Worldwide, Inc. *	68,047	227,957
		60,197,597

Utilities 4.0%
ALLETE, Inc.	109,766	9,446,462
American States Water Co.	77,629	7,384,847
AquaVenture Holdings Ltd. *	29,437	577,554
Artesian Resources Corp., Class A	16,624	616,750
Atlantic Power Corp. *	225,133	524,560
Avista Corp.	139,367	6,693,797
Black Hills Corp.	129,569	10,213,924
Security	Number of Shares	Value ($)
Cadiz, Inc. *(a)	27,127	321,184
California Water Service Group	102,084	5,713,641
Chesapeake Utilities Corp.	33,926	3,216,185
Clearway Energy, Inc., Class A	74,223	1,274,409
Clearway Energy, Inc., Class C	156,169	2,831,344
Consolidated Water Co., Ltd.	30,469	534,426
El Paso Electric Co.	86,027	5,738,861
Genie Energy Ltd., Class B	29,973	223,299
Global Water Resources, Inc.	24,457	299,598
MGE Energy, Inc.	73,922	5,694,951
Middlesex Water Co.	33,989	2,285,760
New Jersey Resources Corp.	188,470	8,217,292
Northwest Natural Holding Co.	64,178	4,451,386
NorthWestern Corp.	107,267	7,779,003
ONE Gas, Inc.	110,743	10,281,380
Ormat Technologies, Inc.	84,014	6,432,112
Otter Tail Corp.	83,496	4,732,553
Pattern Energy Group, Inc., Class A	187,493	5,255,429
PNM Resources, Inc.	168,729	8,799,217
Portland General Electric Co.	190,318	10,825,288
Pure Cycle Corp. *	36,687	410,161
RGC Resources, Inc.	15,613	455,431
SJW Group.	55,762	4,034,381
South Jersey Industries, Inc.	196,016	6,303,875
Southwest Gas Holdings, Inc.	115,158	10,053,293
Spark Energy, Inc., Class A	24,312	232,666
Spire, Inc.	105,325	8,853,619
Sunnova Energy International, Inc. *	28,084	298,252
TerraForm Power, Inc., Class A	154,117	2,616,907
The York Water Co.	27,589	1,215,020
Unitil Corp.	31,008	1,930,868
		166,769,685
Total Common Stock
(Cost $3,320,088,458)		4,171,303,385

Rights 0.0% of net assets

Materials 0.0%
A. Schulman, Inc. CVR *(b)	50,881	22,031

Media & Entertainment 0.0%
Media General, Inc. CVR *(b)	174,886	14,883

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Corium International, Inc. CVR *(b)	50,000	9,000
Omthera Pharmaceuticals, Inc. CVR *(b)	8,400	—
Oncternal Therapeutics, Inc. *(a)(b)	1,506	3,088
Tobira Therapeutics, Inc. CVR *(b)	14,029	164,595
		176,683
Total Rights
(Cost $34,960)		213,597

Other Investment Company 2.1% of net assets

Securities Lending Collateral 2.1%
Wells Fargo Government Money Market Fund, Select Class 1.75% (c)	85,855,056	85,855,056
Total Other Investment Company
(Cost $85,855,056)		85,855,056

30
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.4% of net assets

Time Deposit 0.4%
JPMorgan Chase Bank
1.18%, 11/01/19 (d)	16,137,531	16,137,531
Total Short-Term Investment
(Cost $16,137,531)		16,137,531

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
Russell 2000 Index, e-mini, expires 12/20/19	187	14,617,790	288,257
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $82,322,210.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
31
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 0.7%
Adient plc *	30,290	641,845
American Axle & Manufacturing Holdings, Inc. *	37,198	310,975
Aptiv plc	85,982	7,699,688
Autoliv, Inc.	26,463	2,059,880
BorgWarner, Inc.	70,415	2,934,897
Cooper Tire & Rubber Co.	16,286	459,917
Cooper-Standard Holding, Inc. *	6,229	198,456
Dana, Inc.	47,950	778,229
Delphi Technologies plc	29,887	364,920
Dorman Products, Inc. *	10,202	734,034
Ford Motor Co.	1,320,487	11,342,983
Fox Factory Holding Corp. *	12,576	766,381
Garrett Motion, Inc. *	26,315	249,993
General Motors Co.	426,448	15,846,808
Gentex Corp.	85,280	2,392,104
Gentherm, Inc. *	11,532	481,692
Harley-Davidson, Inc.	52,399	2,038,845
LCI Industries	8,433	819,013
Lear Corp.	18,431	2,170,619
Modine Manufacturing Co. *	17,500	200,025
Motorcar Parts of America, Inc. *	5,552	105,821
Shiloh Industries, Inc. *	4,387	15,881
Standard Motor Products, Inc.	6,318	330,811
Stoneridge, Inc. *	10,196	314,852
Strattec Security Corp.	1,500	33,945
Tenneco, Inc., Class A	22,341	281,273
Tesla, Inc. *	47,684	15,016,645
The Goodyear Tire & Rubber Co.	76,362	1,211,865
Thor Industries, Inc.	18,074	1,143,361
Veoneer, Inc. *	31,546	502,212
Visteon Corp. *	9,724	904,527
Winnebago Industries, Inc.	11,705	562,659
Workhorse Group, Inc. *(a)	5,690	14,396
XPEL, Inc. *	9,214	100,433
		73,029,985

Banks 5.9%
1st Constitution Bancorp	2,000	37,980
1st Source Corp.	5,295	270,998
ACNB Corp.	2,261	80,017
Allegiance Bancshares, Inc. *	7,867	261,656
Amalgamated Bank, Class A	11,099	202,113
Amerant Bancorp, Inc. *	8,788	172,684
American National Bankshares, Inc.	4,310	156,022
American River Bankshares	3,244	46,746
Ameris Bancorp	22,504	964,296
AmeriServ Financial, Inc.	10,799	44,924
Ames National Corp.	2,389	66,175
Arrow Financial Corp.	4,986	175,108
Associated Banc-Corp.	54,272	1,091,410
Atlantic Capital Bancshares, Inc. *	7,985	148,920
Atlantic Union Bankshares Corp.	29,178	1,075,501
Auburn National Bancorp, Inc. (a)	1,391	59,396
Security	Number of Shares	Value ($)
Axos Financial, Inc. *	19,991	580,739
Banc of California, Inc.	17,916	246,703
BancFirst Corp.	6,788	392,957
Bancorp of New Jersey, Inc. *	3,401	61,694
BancorpSouth Bank	29,709	911,175
Bank First Corp. (a)	2,265	158,550
Bank of America Corp.	2,826,027	88,369,864
Bank of Commerce Holdings	5,000	56,100
Bank of Hawaii Corp.	14,212	1,240,850
Bank of Marin Bancorp	3,742	164,162
Bank OZK	40,810	1,145,129
BankFinancial Corp.	4,321	55,655
BankUnited, Inc.	31,580	1,083,194
Bankwell Financial Group, Inc.	2,000	57,240
Banner Corp.	12,659	683,333
Bar Harbor Bankshares	5,502	137,825
Baycom Corp. *	8,199	173,327
BB&T Corp.	258,365	13,706,263
BCB Bancorp, Inc.	4,200	54,180
Berkshire Hills Bancorp, Inc.	16,351	507,372
BOK Financial Corp.	11,253	868,169
Boston Private Financial Holdings, Inc.	28,203	317,284
Bridge Bancorp, Inc.	5,500	178,200
Bridgewater Bancshares, Inc. *	4,163	52,412
Brookline Bancorp, Inc.	26,142	410,429
Bryn Mawr Bank Corp.	6,152	234,453
Business First Bancshares, Inc.	4,553	111,275
Byline Bancorp, Inc. *	9,933	172,238
C&F Financial Corp.	1,200	61,032
Cadence BanCorp	41,959	645,329
Cambridge Bancorp	1,228	95,182
Camden National Corp.	4,903	217,252
Capital City Bank Group, Inc.	5,225	148,651
Capitol Federal Financial, Inc.	48,563	692,994
Capstar Financial Holdings, Inc.	2,802	47,382
Carolina Financial Corp.	9,797	371,796
Carter Bank & Trust *	8,134	159,833
Cathay General Bancorp	24,528	872,461
CB Financial Services, Inc.	1,482	39,718
CBTX, Inc.	6,037	172,960
CenterState Bank Corp.	44,811	1,136,407
Central Pacific Financial Corp.	8,622	249,348
Central Valley Community Bancorp	3,755	78,217
Century Bancorp, Inc., Class A	1,223	106,413
Chemung Financial Corp.	968	41,208
CIT Group, Inc.	31,516	1,351,721
Citigroup, Inc.	761,523	54,723,043
Citizens & Northern Corp.	4,229	108,728
Citizens Community Bancorp, Inc.	3,744	41,633
Citizens Financial Group, Inc.	149,192	5,245,591
City Holding Co.	5,897	467,868
Civista Bancshares, Inc.	3,796	85,334
CNB Financial Corp.	5,361	167,639
Codorus Valley Bancorp, Inc.	2,829	61,241
Colony Bankcorp, Inc.	2,706	42,051
Columbia Banking System, Inc.	26,491	1,041,096
Columbia Financial, Inc. *	19,578	322,841
Comerica, Inc.	49,260	3,222,589
Commerce Bancshares, Inc.	33,212	2,137,524

32
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Community Bank System, Inc.	18,906	1,281,449
Community Bankers Trust Corp.	7,000	60,620
Community Trust Bancorp, Inc.	5,256	230,265
ConnectOne Bancorp, Inc.	8,775	213,057
County Bancorp, Inc.	2,567	56,448
Cullen/Frost Bankers, Inc.	19,072	1,718,006
Customers Bancorp, Inc. *	10,510	247,826
CVB Financial Corp.	49,745	1,033,701
Dime Community Bancshares, Inc.	9,580	184,798
DNB Financial Corp.	1,193	54,258
Eagle Bancorp Montana, Inc.	2,558	48,653
Eagle Bancorp, Inc.	12,070	544,840
East West Bancorp, Inc.	48,737	2,091,792
Entegra Financial Corp. *	2,050	61,705
Enterprise Bancorp, Inc.	2,816	83,945
Enterprise Financial Services Corp.	9,438	413,384
Equity Bancshares, Inc., Class A *	5,288	146,795
Esquire Financial Holdings, Inc. *	1,750	42,525
ESSA Bancorp, Inc.	2,841	46,450
Essent Group Ltd.	33,599	1,750,172
Evans Bancorp, Inc.	1,382	52,502
F.N.B. Corp.	112,278	1,354,073
Farmers & Merchants Bancorp, Inc.	2,641	67,610
Farmers National Banc Corp.	7,093	105,828
Fauquier Bankshares, Inc.	2,085	41,075
FB Financial Corp.	5,492	206,884
Federal Agricultural Mortgage Corp., Class A	643	48,161
Federal Agricultural Mortgage Corp., Class C	2,925	247,718
Fidelity D&D Bancorp, Inc.	800	52,760
Fifth Third Bancorp	249,194	7,246,562
Financial Institutions, Inc.	4,637	145,741
First BanCorp	75,196	791,062
First BanCorp (North Carolina)	10,445	394,299
First BanCorp, Inc.	3,885	109,829
First Bank/Hamilton NJ	6,451	68,123
First Busey Corp.	16,944	446,813
First Business Financial Services, Inc.	2,369	57,614
First Capital, Inc.	1,074	63,044
First Choice Bancorp	2,370	52,993
First Citizens BancShares, Inc., Class A	2,793	1,373,933
First Commonwealth Financial Corp.	32,758	461,560
First Community Bankshares, Inc.	4,583	145,877
First Community Corp.	2,104	40,292
First Defiance Financial Corp.	7,044	217,801
First Financial Bancorp	32,014	750,408
First Financial Bankshares, Inc.	44,912	1,494,671
First Financial Corp.	3,997	175,348
First Financial Northwest, Inc.	2,467	34,908
First Foundation, Inc.	11,843	189,606
First Guaranty Bancshares, Inc.	2,136	44,856
First Hawaiian, Inc.	44,256	1,209,517
First Horizon National Corp.	107,270	1,713,102
First Internet Bancorp	4,592	104,422
First Interstate BancSystem, Inc., Class A	14,267	598,643
First Merchants Corp.	17,712	700,510
First Mid Bancshares, Inc.	6,521	227,583
First Midwest Bancorp, Inc.	39,319	807,612
First Northwest Bancorp	3,416	60,019
First Republic Bank	57,413	6,106,447
First Savings Financial Group, Inc.	860	53,268
First United Corp.	2,475	57,915
Flagstar Bancorp, Inc.	11,375	413,368
Flushing Financial Corp.	8,253	178,595
FNCB Bancorp, Inc.	4,152	30,849
Franklin Financial Network, Inc.	3,791	126,127
Franklin Financial Services Corp.	1,600	57,264
Security	Number of Shares	Value ($)
FS Bancorp, Inc.	938	53,701
Fulton Financial Corp.	53,140	906,568
FVCBankcorp, Inc. *	5,555	95,657
German American Bancorp, Inc.	9,856	325,741
Glacier Bancorp, Inc.	29,832	1,262,490
Great Southern Bancorp, Inc.	3,639	219,868
Great Western Bancorp, Inc.	18,522	645,862
Greene County Bancorp, Inc.	1,473	40,979
Guaranty Bancshares, Inc.	2,780	88,015
Guaranty Federal Bancshares, Inc.	1,961	47,594
Hancock Whitney Corp.	28,840	1,124,760
Hanmi Financial Corp.	10,693	205,840
HarborOne Bancorp, Inc. *	19,941	203,598
Hawthorn Bancshares, Inc.	1,665	39,960
Heartland Financial USA, Inc.	11,104	519,445
Heritage Commerce Corp.	11,571	139,083
Heritage Financial Corp.	14,397	396,349
Hilltop Holdings, Inc.	25,847	603,786
Hingham Institution for Savings	534	101,455
Home Bancorp, Inc.	1,946	74,259
Home BancShares, Inc.	51,875	958,650
HomeStreet, Inc. *	9,269	278,163
HomeTrust Bancshares, Inc.	6,004	160,307
Hope Bancorp, Inc.	47,307	675,071
Horizon Bancorp, Inc.	12,027	219,553
Howard Bancorp, Inc. *	4,800	80,544
Huntington Bancshares, Inc.	348,093	4,918,554
IBERIABANK Corp.	17,944	1,316,910
Independent Bank Corp.	11,089	910,185
Independent Bank Corp., Michigan	7,335	165,111
Independent Bank Group, Inc.	12,943	692,062
International Bancshares Corp.	19,695	806,707
Investar Holding Corp.	2,523	62,596
Investors Bancorp, Inc.	74,260	894,833
JPMorgan Chase & Co.	1,079,035	134,793,052
Kearny Financial Corp.	30,708	430,833
KeyCorp	334,853	6,017,308
Lakeland Bancorp, Inc.	15,000	248,250
Lakeland Financial Corp.	10,005	465,733
LCNB Corp.	4,536	82,011
LegacyTexas Financial Group, Inc.	15,859	674,642
LendingTree, Inc. *	2,539	913,659
Live Oak Bancshares, Inc.	7,662	139,065
Luther Burbank Corp.	6,821	78,919
M&T Bank Corp.	45,457	7,115,384
Macatawa Bank Corp.	7,248	75,778
Mackinac Financial Corp.	2,963	46,341
MainStreet Bancshares, Inc. *	3,000	62,220
Malvern Bancorp, Inc. *	1,956	43,775
Mercantile Bank Corp.	5,614	197,669
Merchants Bancorp	5,609	91,595
Meridian Bancorp, Inc.	18,271	357,381
Meridian Corp. *	2,531	44,925
Meta Financial Group, Inc.	11,373	360,069
Metropolitan Bank Holding Corp. *	2,381	102,240
MGIC Investment Corp.	117,944	1,617,012
Mid Penn Bancorp, Inc.	1,996	50,898
Middlefield Banc Corp.	904	41,584
Midland States Bancorp, Inc.	7,038	188,618
MidWestOne Financial Group, Inc.	3,261	106,292
MMA Capital Holdings, Inc. *	1,499	47,713
Mr Cooper Group, Inc. *	25,993	332,710
MSB Financial Corp.	2,482	38,967
MutualFirst Financial, Inc.	1,990	79,381
MVB Financial Corp.	3,423	68,973
National Bank Holdings Corp., Class A	9,231	317,546
National Bankshares, Inc.	2,688	113,111
NBT Bancorp, Inc.	16,748	665,733

33
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
New York Community Bancorp, Inc.	158,433	1,845,744
Nicolet Bankshares, Inc. *	2,665	183,832
NMI Holdings, Inc., Class A *	21,585	631,361
Northeast Bank *	1,965	42,071
Northfield Bancorp, Inc.	20,650	351,257
Northrim BanCorp, Inc.	2,596	101,114
Northwest Bancshares, Inc.	33,446	564,234
Norwood Financial Corp.	1,600	49,920
Oak Valley Bancorp	2,528	42,218
OceanFirst Financial Corp.	15,478	370,389
Ocwen Financial Corp. *	33,720	56,987
OFG Bancorp	16,312	331,297
Ohio Valley Banc Corp.	1,139	41,847
Old Line Bancshares, Inc.	4,758	139,314
Old National Bancorp	63,751	1,147,199
Old Second Bancorp, Inc.	10,602	127,966
Opus Bank	7,454	184,785
Origin Bancorp, Inc.	7,700	270,963
Oritani Financial Corp.	10,694	199,550
Orrstown Financial Services, Inc.	2,174	47,154
Pacific Mercantile Bancorp *	4,589	32,857
Pacific Premier Bancorp, Inc.	21,337	720,230
PacWest Bancorp	38,677	1,430,662
Park National Corp.	4,958	501,998
Parke Bancorp, Inc.	2,239	53,826
PB Bancorp, Inc.	4,076	61,466
PCB Bancorp	6,102	102,086
PCSB Financial Corp.	6,385	129,360
Peapack-Gladstone Financial Corp.	5,216	152,307
Penns Woods Bancorp, Inc.	2,250	68,783
PennyMac Financial Services, Inc. *	14,649	456,023
People's United Financial, Inc.	130,139	2,104,348
People's Utah Bancorp	5,381	156,587
Peoples Bancorp of North Carolina, Inc.	1,427	42,439
Peoples Bancorp, Inc.	6,847	223,965
Peoples Financial Services Corp.	2,448	120,393
Pinnacle Financial Partners, Inc.	25,044	1,473,088
Plumas Bancorp	1,860	40,920
Ponce de Leon Federal Bank *	3,464	48,600
Popular, Inc.	32,043	1,745,062
Preferred Bank	5,001	266,603
Premier Financial Bancorp, Inc.	2,848	50,552
Prosperity Bancshares, Inc.	22,843	1,576,624
Provident Bancorp, Inc. *	1,515	17,271
Provident Financial Holdings, Inc.	2,246	45,055
Provident Financial Services, Inc.	21,746	542,563
Prudential Bancorp, Inc.	2,109	36,802
QCR Holdings, Inc.	6,599	267,787
Radian Group, Inc.	66,430	1,667,393
RBB Bancorp	4,010	80,761
Regions Financial Corp.	343,156	5,524,812
Reliant Bancorp, Inc.	2,700	61,452
Renasant Corp.	21,291	738,798
Republic Bancorp, Inc., Class A	2,950	131,187
Republic First Bancorp, Inc. *	17,184	69,595
Richmond Mutual BanCorp., Inc. *	7,448	103,900
Riverview Bancorp, Inc.	5,400	38,826
S&T Bancorp, Inc.	12,483	470,047
Salisbury Bancorp, Inc.	1,041	39,620
Sandy Spring Bancorp, Inc.	12,945	446,603
SB Financial Group, Inc.	2,430	41,116
SB One Bancorp	1,887	41,665
Seacoast Banking Corp. of Florida *	17,503	490,084
Select Bancorp, Inc. *	5,100	57,630
ServisFirst Bancshares, Inc.	16,569	579,915
Severn Bancorp, Inc.	5,134	42,612
Shore Bancshares, Inc.	4,629	72,259
Sierra Bancorp	4,155	113,182
Security	Number of Shares	Value ($)
Signature Bank	18,380	2,174,722
Simmons First National Corp., Class A	31,070	743,194
SmartFinancial, Inc. *	7,276	153,160
Sound Financial Bancorp, Inc.	1,293	47,582
South State Corp.	11,139	878,422
Southern First Bancshares, Inc. *	1,875	75,581
Southern Missouri Bancorp, Inc.	3,020	109,958
Southern National Bancorp of Virginia, Inc.	6,730	106,603
Southside Bancshares, Inc.	10,547	363,344
Spirit of Texas Bancshares, Inc. *	3,720	77,748
Standard AVB Financial Corp.	1,872	52,004
Sterling Bancorp	67,222	1,320,912
Sterling Bancorp, Inc.	7,691	74,526
Stock Yards Bancorp, Inc.	7,278	290,683
Summit Financial Group, Inc.	3,433	87,404
SunTrust Banks, Inc.	149,881	10,242,868
SVB Financial Group *	17,851	3,953,640
Synovus Financial Corp.	51,358	1,739,496
TCF Financial Corp.	51,099	2,023,009
Territorial Bancorp, Inc.	2,571	75,999
Texas Capital Bancshares, Inc. *	16,425	887,936
TFS Financial Corp.	19,782	381,001
The Bancorp, Inc. *	15,734	171,501
The Bank of Princeton	1,521	43,744
The Community Financial Corp.	1,476	49,180
The First Bancshares, Inc.	6,742	222,216
The First of Long Island Corp.	12,169	285,241
The PNC Financial Services Group, Inc.	150,073	22,015,709
Timberland Bancorp, Inc.	2,502	66,303
Tompkins Financial Corp.	4,024	352,140
Towne Bank	22,138	621,856
TriCo Bancshares	11,657	438,653
TriState Capital Holdings, Inc. *	7,935	183,457
Triumph Bancorp, Inc. *	9,993	324,273
TrustCo Bank Corp.	28,716	248,106
Trustmark Corp.	22,989	788,983
Two River Bancorp	2,741	57,479
U.S. Bancorp	482,615	27,518,707
UMB Financial Corp.	15,587	1,017,208
Umpqua Holdings Corp.	80,096	1,267,119
Union Bankshares, Inc.	1,200	39,888
United Bankshares, Inc.	35,319	1,396,513
United Community Banks, Inc.	27,233	822,709
United Community Financial Corp.	18,657	212,503
United Financial Bancorp, Inc.	15,207	214,723
United Security Bancshares	4,123	41,931
Unity Bancorp, Inc.	2,299	50,210
Univest Financial Corp.	10,769	277,302
Valley National Bancorp	107,799	1,248,312
Veritex Holdings, Inc.	15,506	381,758
Walker & Dunlop, Inc.	8,850	557,462
Washington Federal, Inc.	26,742	975,013
Washington Trust Bancorp, Inc.	4,849	247,735
Waterstone Financial, Inc.	9,659	179,947
Webster Financial Corp.	30,645	1,351,445
Wells Fargo & Co.	1,352,423	69,825,600
WesBanco, Inc.	17,140	644,293
West Bancorp, Inc.	4,641	108,971
Westamerica Bancorp	9,699	640,328
Western Alliance Bancorp	31,301	1,544,078
Western New England Bancorp, Inc.	10,349	98,936
Wintrust Financial Corp.	18,783	1,198,731
WSFS Financial Corp.	17,604	742,361
Zions Bancorp NA	58,333	2,827,401
		602,790,057

34
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Capital Goods 6.9%
3M Co.	194,221	32,044,523
A.O. Smith Corp.	48,113	2,390,254
AAON, Inc.	13,579	660,754
AAR Corp.	12,256	511,688
Actuant Corp., Class A	19,179	475,064
Acuity Brands, Inc.	13,528	1,688,159
Advanced Drainage Systems, Inc.	18,364	679,835
AECOM *	52,814	2,113,088
Aegion Corp. *	12,259	265,653
Aerojet Rocketdyne Holdings, Inc. *	24,833	1,073,531
Aerovironment, Inc. *	6,673	386,901
AGCO Corp.	21,204	1,626,135
Air Lease Corp.	33,619	1,478,564
Aircastle Ltd.	16,101	438,269
Alamo Group, Inc.	3,373	361,113
Albany International Corp., Class A	10,638	893,379
Allegion plc	31,359	3,638,898
Allied Motion Technologies, Inc.	1,959	74,168
Allison Transmission Holdings, Inc.	41,393	1,805,149
Altra Industrial Motion Corp.	21,554	663,863
Ameresco, Inc., Class A *	5,440	80,186
American Superconductor Corp. *	5,600	43,848
American Woodmark Corp. *	4,841	480,034
AMETEK, Inc.	76,185	6,982,355
Apogee Enterprises, Inc.	9,481	355,917
Applied Industrial Technologies, Inc.	13,758	823,279
Arconic, Inc.	132,012	3,626,370
Arcosa, Inc.	17,207	660,921
Argan, Inc.	4,405	166,729
Armstrong Flooring, Inc. *	7,547	46,339
Armstrong World Industries, Inc.	16,287	1,523,323
Arotech Corp. *	11,503	34,164
Astec Industries, Inc.	6,955	244,051
Astronics Corp. *	9,681	280,168
Atkore International Group, Inc. *	15,845	549,821
Axon Enterprise, Inc. *	19,650	1,004,704
AZZ, Inc.	9,021	349,925
Babcock & Wilcox Enterprises, Inc. *	12,254	56,246
Barnes Group, Inc.	16,937	989,968
Beacon Roofing Supply, Inc. *	23,005	714,075
Bloom Energy Corp., Class A *(a)	6,100	18,666
Blue Bird Corp. *	6,024	117,709
BlueLinx Holdings, Inc. *(a)	2,241	70,054
BMC Stock Holdings, Inc. *	24,109	650,702
Briggs & Stratton Corp.	12,415	91,499
Builders FirstSource, Inc. *	38,094	861,305
BWX Technologies, Inc.	32,683	1,898,882
CAI International, Inc. *	4,600	109,342
Carlisle Cos., Inc.	19,079	2,905,159
Caterpillar, Inc.	189,588	26,125,226
Chart Industries, Inc. *	11,869	695,879
CIRCOR International, Inc. *	5,887	225,413
Colfax Corp. *	28,587	960,523
Columbus McKinnon Corp.	8,311	311,829
Comfort Systems USA, Inc.	14,426	727,215
Commercial Vehicle Group, Inc. *	7,300	53,217
Construction Partners, Inc., Class A *	12,670	216,910
Continental Building Products, Inc. *	10,633	318,033
Cornerstone Building Brands, Inc. *	14,252	89,075
CPI Aerostructures, Inc. *	6,418	49,996
Crane Co.	17,455	1,335,657
CSW Industrials, Inc.	4,946	342,362
Cubic Corp.	10,678	787,396
Cummins, Inc.	53,030	9,146,614
Curtiss-Wright Corp.	14,611	1,976,138
Deere & Co.	106,505	18,546,781
Security	Number of Shares	Value ($)
Donaldson Co., Inc.	41,916	2,210,650
Douglas Dynamics, Inc.	6,985	327,108
Dover Corp.	48,739	5,063,495
Ducommun, Inc. *	3,200	158,656
DXP Enterprises, Inc. *	4,731	163,314
Dycom Industries, Inc. *	11,476	523,191
Eaton Corp. plc	141,339	12,312,040
EMCOR Group, Inc.	18,306	1,605,619
Emerson Electric Co.	206,692	14,499,444
Encore Wire Corp.	7,393	415,487
Energous Corp. *(a)	5,300	14,522
Energy Recovery, Inc. *	9,780	91,052
EnerSys	14,027	937,845
EnPro Industries, Inc.	7,727	537,413
ESCO Technologies, Inc.	8,457	714,532
EVI Industries, Inc. (a)	1,400	48,146
Evoqua Water Technologies Corp. *	25,169	437,186
Fastenal Co.	192,861	6,931,424
Federal Signal Corp.	21,858	709,074
Flowserve Corp.	44,328	2,164,980
Fluor Corp.	46,688	752,144
Fortive Corp.	100,355	6,924,495
Fortune Brands Home & Security, Inc.	47,275	2,838,864
Foundation Building Materials, Inc. *	5,200	96,668
Franklin Electric Co., Inc.	14,084	758,423
FreightCar America, Inc. *	3,100	10,354
Gardner Denver Holdings, Inc. *	46,337	1,474,907
Gates Industrial Corp. plc *	17,841	178,410
GATX Corp.	12,164	967,646
Gencor Industries, Inc. *	3,540	44,250
Generac Holdings, Inc. *	21,680	2,093,854
General Dynamics Corp.	78,743	13,921,762
General Electric Co.	2,956,906	29,509,922
General Finance Corp. *	3,300	32,274
Gibraltar Industries, Inc. *	10,558	562,002
GMS, Inc. *	14,254	427,050
Graco, Inc.	57,002	2,576,490
GrafTech International Ltd.	17,928	216,570
Graham Corp.	2,809	63,652
Granite Construction, Inc.	17,068	401,781
Great Lakes Dredge & Dock Corp. *	19,016	204,422
Griffon Corp.	14,664	312,490
H&E Equipment Services, Inc.	9,632	326,910
Harsco Corp. *	28,455	576,783
HD Supply Holdings, Inc. *	56,799	2,245,832
HEICO Corp.	13,718	1,691,978
HEICO Corp., Class A	24,189	2,304,486
Helios Technologies, Inc.	9,064	359,206
Herc Holdings, Inc. *	8,885	393,250
Hexcel Corp.	28,147	2,100,329
Hillenbrand, Inc.	22,065	679,381
Honeywell International, Inc.	242,400	41,869,752
Houston Wire & Cable Co. *	8,228	34,969
Hubbell, Inc.	17,977	2,547,341
Huntington Ingalls Industries, Inc.	13,735	3,099,440
Hurco Cos., Inc.	2,000	69,580
Hyster-Yale Materials Handling, Inc.	3,600	182,592
IDEX Corp.	25,255	3,927,910
IES Holdings, Inc. *	4,126	80,044
Illinois Tool Works, Inc.	99,238	16,729,542
Ingersoll-Rand plc	81,133	10,294,966
Insteel Industries, Inc.	5,095	97,162
ITT, Inc.	29,658	1,763,168
Jacobs Engineering Group, Inc.	45,203	4,230,097
JELD-WEN Holding, Inc. *	24,661	421,456
John Bean Technologies Corp.	10,923	1,122,557
Johnson Controls International plc	268,875	11,650,354
Kadant, Inc.	3,843	348,944

35
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Kaman Corp.	10,367	608,232
Kennametal, Inc.	26,199	810,859
Kratos Defense & Security Solutions, Inc. *	30,097	568,231
L.B. Foster Co., Class A *	3,200	58,240
L3Harris Technologies, Inc.	75,249	15,524,621
Lawson Products, Inc. *	4,509	207,189
Lennox International, Inc.	12,011	2,971,041
Lincoln Electric Holdings, Inc.	20,282	1,816,659
Lindsay Corp.	4,281	404,169
LiqTech International, Inc. *	5,399	39,089
Lockheed Martin Corp.	83,651	31,509,659
LSI Industries, Inc.	14,777	76,693
Lydall, Inc. *	5,500	107,635
Manitex International, Inc. *	4,549	25,292
Masco Corp.	98,992	4,578,380
Masonite International Corp. *	8,180	502,334
MasTec, Inc. *	19,794	1,245,834
Maxar Technologies, Inc. *	21,013	178,400
Mercury Systems, Inc. *	19,567	1,441,305
Meritor, Inc. *	27,700	610,231
Milacron Holdings Corp. *	21,974	367,405
Miller Industries, Inc.	3,410	122,590
Moog, Inc., Class A	11,470	960,154
MRC Global, Inc. *	31,160	353,978
MSC Industrial Direct Co., Inc., Class A	14,699	1,076,114
Mueller Industries, Inc.	19,369	595,984
Mueller Water Products, Inc., Class A	49,694	581,420
MYR Group, Inc. *	4,624	159,112
National Presto Industries, Inc.	1,664	143,254
Navistar International Corp. *	22,953	717,970
NN, Inc.	15,065	108,769
Nordson Corp.	17,611	2,761,581
Northrop Grumman Corp.	53,228	18,761,805
Northwest Pipe Co. *	2,896	88,328
NOW, Inc. *	33,879	357,085
NV5 Global, Inc. *	3,797	275,017
nVent Electric plc	54,394	1,254,326
Omega Flex, Inc.	832	77,251
Orion Group Holdings, Inc. *	8,139	39,881
Oshkosh Corp.	23,664	2,020,432
Owens Corning	36,549	2,239,723
PACCAR, Inc.	117,115	8,907,767
Park Aerospace Corp.	6,594	112,032
Park-Ohio Holdings Corp.	3,600	110,736
Parker-Hannifin Corp.	42,916	7,874,657
Parsons Corp. *	6,853	243,967
Patrick Industries, Inc. *	8,643	427,051
Pentair plc	56,707	2,351,639
PGT Innovations, Inc. *	19,928	351,928
Plug Power, Inc. *(a)	79,297	210,137
Powell Industries, Inc.	2,862	112,076
Preformed Line Products Co.	1,000	54,600
Primoris Services Corp.	17,353	354,695
Proto Labs, Inc. *	8,737	847,227
Quanex Building Products Corp.	10,061	194,077
Quanta Services, Inc.	46,954	1,974,416
Raven Industries, Inc.	11,752	409,910
Raytheon Co.	94,073	19,963,231
RBC Bearings, Inc. *	8,636	1,385,560
Regal Beloit Corp.	13,569	1,004,784
Resideo Technologies, Inc. *	41,983	400,098
REV Group, Inc.	7,500	93,300
Rexnord Corp. *	33,311	942,368
Rockwell Automation, Inc.	40,098	6,896,455
Roper Technologies, Inc.	35,144	11,842,122
Rush Enterprises, Inc., Class A	11,326	494,833
Rush Enterprises, Inc., Class B	750	32,190
Security	Number of Shares	Value ($)
Sensata Technologies Holding plc *	55,015	2,816,218
Simpson Manufacturing Co., Inc.	14,564	1,203,569
SiteOne Landscape Supply, Inc. *	13,439	1,183,438
Snap-on, Inc.	18,778	3,054,617
Spartan Motors, Inc.	9,445	165,004
Spirit AeroSystems Holdings, Inc., Class A	34,727	2,841,363
SPX Corp. *	16,323	743,349
SPX FLOW, Inc. *	13,487	610,691
Standex International Corp.	4,408	334,038
Stanley Black & Decker, Inc.	50,997	7,717,376
Sterling Construction Co., Inc. *	7,334	119,141
Sunrun, Inc. *	26,305	408,780
Systemax, Inc.	3,800	82,232
Tecogen, Inc. *	11,344	28,473
Teledyne Technologies, Inc. *	12,206	4,023,098
Tennant Co.	5,863	453,972
Terex Corp.	21,913	603,703
Textron, Inc.	77,543	3,573,957
The Boeing Co.	180,566	61,376,189
The Eastern Co.	1,864	51,428
The ExOne Co. *(a)	4,754	31,947
The Gorman-Rupp Co.	5,933	219,165
The Greenbrier Cos., Inc.	11,186	327,638
The Manitowoc Co., Inc. *	12,331	157,344
The Middleby Corp. *	19,066	2,306,033
The Timken Co.	22,054	1,080,646
The Toro Co.	35,882	2,767,579
Thermon Group Holdings, Inc. *	13,548	322,849
Titan International, Inc.	13,787	36,811
Titan Machinery, Inc. *	5,599	92,943
TPI Composites, Inc. *	13,097	268,881
Transcat, Inc. *	2,013	63,087
TransDigm Group, Inc.	16,916	8,902,552
Trex Co., Inc. *	19,919	1,750,681
TriMas Corp. *	15,539	502,220
Trinity Industries, Inc.	35,969	711,467
Triton International Ltd.	17,182	630,579
Triumph Group, Inc.	16,938	351,802
Tutor Perini Corp. *	11,769	182,066
Twin Disc, Inc. *	3,405	36,638
Ultralife Corp. *	4,422	38,206
United Rentals, Inc. *	26,664	3,561,510
United Technologies Corp.	274,053	39,348,530
Univar Solutions, Inc. *	51,058	1,095,705
Universal Forest Products, Inc.	19,898	1,002,063
Valmont Industries, Inc.	7,730	1,060,479
Vectrus, Inc. *	3,418	156,237
Veritiv Corp. *	3,278	44,712
Vicor Corp. *	7,778	282,730
Vivint Solar, Inc. *	17,131	120,088
W.W. Grainger, Inc.	14,933	4,611,908
Wabash National Corp.	19,725	281,279
WABCO Holdings, Inc. *	17,440	2,347,773
Wabtec Corp.	60,952	4,228,240
Watsco, Inc.	11,181	1,971,210
Watts Water Technologies, Inc., Class A	9,037	842,700
Welbilt, Inc. *	46,762	886,608
Wesco Aircraft Holdings, Inc. *	20,800	229,216
WESCO International, Inc. *	13,771	690,616
Willis Lease Finance Corp. *	1,177	64,158
WillScot Corp. *	16,161	254,697
Woodward, Inc.	18,544	1,977,903
Xylem, Inc.	61,146	4,689,287
		710,152,177

36
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Commercial & Professional Services 1.1%
ABM Industries, Inc.	23,031	839,710
Acacia Research Corp. *	15,357	39,007
ACCO Brands Corp.	34,735	317,825
ADT, Inc. (a)	42,276	327,216
Advanced Disposal Services, Inc. *	23,888	783,049
Aqua Metals, Inc. *	12,685	20,296
ASGN, Inc. *	18,496	1,176,161
Barrett Business Services, Inc.	3,084	270,559
BG Staffing, Inc.	2,500	47,825
Brady Corp., Class A	17,257	972,259
BrightView Holdings, Inc. *	11,485	204,433
Casella Waste Systems, Inc., Class A *	15,213	663,135
CBIZ, Inc. *	21,447	587,004
CECO Environmental Corp. *	9,324	63,963
Cintas Corp.	28,099	7,549,358
Clean Harbors, Inc. *	17,394	1,434,309
Copart, Inc. *	67,693	5,594,150
CoStar Group, Inc. *	12,257	6,735,467
Covanta Holding Corp.	37,612	543,117
CRA International, Inc.	2,542	125,194
Deluxe Corp.	14,100	730,803
Ennis, Inc.	11,953	234,159
Equifax, Inc.	40,316	5,511,600
Exponent, Inc.	17,886	1,136,298
Forrester Research, Inc.	3,376	116,404
Franklin Covey Co. *	2,861	109,290
FTI Consulting, Inc. *	12,563	1,367,734
GP Strategies Corp. *	5,086	56,455
Healthcare Services Group, Inc.	23,875	581,595
Heidrick & Struggles International, Inc.	5,759	163,901
Heritage-Crystal Clean, Inc. *	3,533	93,766
Herman Miller, Inc.	20,697	962,410
Hill International, Inc. *	13,292	37,882
HNI Corp.	16,018	608,684
Hudson Technologies, Inc. *	14,328	9,022
Huron Consulting Group, Inc. *	8,402	555,708
IAA, Inc. *	44,400	1,693,860
ICF International, Inc.	6,209	532,049
IHS Markit Ltd. *	134,369	9,408,517
InnerWorkings, Inc. *	23,299	113,000
Insperity, Inc.	13,333	1,408,365
Interface, Inc.	19,952	331,802
KAR Auction Services, Inc.	44,400	1,103,784
Kelly Services, Inc., Class A	13,781	330,882
Kforce, Inc.	6,775	277,165
Kimball International, Inc., Class B	11,882	241,918
Knoll, Inc.	15,973	427,118
Korn Ferry	18,537	680,123
LSC Communications, Inc.	9,950	9,701
ManpowerGroup, Inc.	20,515	1,865,224
Matthews International Corp., Class A	10,170	376,087
McGrath RentCorp	8,505	649,017
Mistras Group, Inc. *	5,000	77,500
Mobile Mini, Inc.	15,499	583,072
MSA Safety, Inc.	11,975	1,437,838
Nielsen Holdings plc	119,697	2,413,092
NRC Group Holdings Corp. *(a)	5,211	63,783
PICO Holdings, Inc. *	7,559	81,486
Pitney Bowes, Inc.	56,836	250,078
Quad Graphics, Inc.	9,800	44,394
Republic Services, Inc.	71,646	6,269,741
Resources Connection, Inc.	11,300	165,545
Robert Half International, Inc.	39,218	2,246,015
Rollins, Inc.	46,359	1,766,741
RR Donnelley & Sons Co.	19,875	86,655
SP Plus Corp. *	10,305	455,172
Security	Number of Shares	Value ($)
Steelcase, Inc., Class A	29,265	511,260
Stericycle, Inc. *	31,055	1,788,768
Team, Inc. *	8,225	149,366
Tetra Tech, Inc.	19,290	1,687,296
The Brink's Co.	17,192	1,460,632
TransUnion	63,659	5,259,507
TriNet Group, Inc. *	14,460	766,235
TrueBlue, Inc. *	14,540	332,966
UniFirst Corp.	4,981	1,000,384
Upwork, Inc. *	21,190	318,698
US Ecology, Inc.	7,422	461,871
Verisk Analytics, Inc.	55,156	7,981,073
Viad Corp.	7,132	435,195
VSE Corp.	2,601	99,930
Waste Management, Inc.	131,970	14,808,354
Willdan Group, Inc. *	4,309	130,563
		113,151,570

Consumer Durables & Apparel 1.4%
Acushnet Holdings Corp.	11,316	321,940
American Outdoor Brands Corp. *	22,871	161,927
Bassett Furniture Industries, Inc.	388	5,917
Beazer Homes USA, Inc. *	7,323	109,918
Brunswick Corp.	28,630	1,667,411
Callaway Golf Co.	33,432	675,995
Capri Holdings Ltd. *	50,412	1,566,301
Carter's, Inc.	14,934	1,496,984
Cavco Industries, Inc. *	2,736	524,354
Century Communities, Inc. *	11,045	333,228
Clarus Corp.	6,000	76,500
Columbia Sportswear Co.	10,217	924,128
Crocs, Inc. *	20,701	724,328
CSS Industries, Inc.	2,830	12,735
Culp, Inc.	5,320	82,300
D.R. Horton, Inc.	113,022	5,918,962
Deckers Outdoor Corp. *	9,598	1,467,534
Delta Apparel, Inc. *	1,907	47,580
Escalade, Inc.	3,955	45,324
Ethan Allen Interiors, Inc.	7,327	144,415
Flexsteel Industries, Inc.	1,900	31,483
Fossil Group, Inc. *	12,996	141,396
G-III Apparel Group Ltd. *	12,985	326,053
Garmin Ltd.	48,665	4,562,344
GoPro, Inc., Class A *(a)	41,540	172,806
Green Brick Partners, Inc. *	7,100	71,497
Hamilton Beach Brands Holding Co., Class A	1,750	32,637
Hanesbrands, Inc.	119,302	1,814,583
Hasbro, Inc.	39,499	3,843,648
Helen of Troy Ltd. *	8,312	1,244,805
Hooker Furniture Corp.	5,161	122,161
Hovnanian Enterprises, Inc., Class A *	2,020	50,662
Installed Building Products, Inc. *	6,876	448,453
iRobot Corp. *(a)	9,024	433,693
Johnson Outdoors, Inc., Class A	1,700	99,535
KB Home	29,731	1,061,099
Kontoor Brands, Inc. *	15,411	585,618
La-Z-Boy, Inc.	16,047	569,829
Lakeland Industries, Inc. *	4,088	45,172
Leggett & Platt, Inc.	43,690	2,241,297
Lennar Corp., B Shares	5,605	263,547
Lennar Corp., Class A	96,915	5,776,134
Levi Strauss & Co., Class A	15,208	271,007
LGI Homes, Inc. *	7,240	568,195
Libbey, Inc. *	7,232	13,018
Lifetime Brands, Inc.	5,000	39,950
lululemon Athletica, Inc. *	38,405	7,844,989

37
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
M.D.C. Holdings, Inc.	18,241	706,109
M/I Homes, Inc. *	9,900	437,382
Malibu Boats, Inc., Class A *	6,152	200,678
Marine Products Corp.	3,933	52,781
MasterCraft Boat Holdings, Inc. *	4,993	78,640
Mattel, Inc. *	117,802	1,406,556
Meritage Homes Corp. *	12,324	888,437
Mohawk Industries, Inc. *	20,577	2,950,330
Movado Group, Inc.	5,167	134,600
Newell Brands, Inc.	126,923	2,407,729
NIKE, Inc., Class B	422,916	37,872,128
NVR, Inc. *	1,165	4,236,627
Oxford Industries, Inc.	5,331	367,093
Polaris, Inc.	19,417	1,915,487
PulteGroup, Inc.	88,003	3,453,238
PVH Corp.	24,887	2,169,151
Ralph Lauren Corp.	17,193	1,651,560
Rocky Brands, Inc.	1,800	50,058
Skechers U.S.A., Inc., Class A *	46,669	1,744,021
Skyline Champion Corp. *	16,024	452,358
Sonos, Inc. *	22,107	289,160
Steven Madden Ltd.	27,804	1,144,969
Sturm, Ruger & Co., Inc.	5,258	240,606
Superior Group of Cos., Inc.	3,200	46,304
Tapestry, Inc.	97,658	2,525,436
Taylor Morrison Home Corp. *	36,816	922,241
Tempur Sealy International, Inc. *	15,525	1,411,999
The Lovesac Co. *	1,800	29,394
Toll Brothers, Inc.	44,285	1,761,214
TopBuild Corp. *	11,848	1,231,363
TRI Pointe Group, Inc. *	51,826	815,741
Tupperware Brands Corp.	14,971	144,171
Turtle Beach Corp. *(a)	2,910	31,661
Under Armour, Inc., Class A *	62,761	1,296,015
Under Armour, Inc., Class C *	64,286	1,189,291
Unifi, Inc. *	4,248	115,970
Universal Electronics, Inc. *	4,081	212,702
Vera Bradley, Inc. *	5,909	63,581
VF Corp.	111,244	9,154,269
Vista Outdoor, Inc. *	17,574	117,746
Vuzix Corp. *(a)	7,800	18,720
Whirlpool Corp.	21,400	3,255,368
William Lyon Homes, Class A *	9,666	187,037
Wolverine World Wide, Inc.	30,060	892,181
YETI Holdings, Inc. *(a)	6,721	223,876
ZAGG, Inc. *	8,000	58,960
		139,538,330

Consumer Services 2.2%
Adtalem Global Education, Inc. *	18,133	540,001
American Public Education, Inc. *	5,600	121,632
Aramark	82,509	3,610,594
Aspen Group, Inc. *	4,985	31,156
BBX Capital Corp.	20,416	91,260
BJ's Restaurants, Inc.	6,241	247,081
Bloomin' Brands, Inc.	28,402	562,644
Bluegreen Vacations Corp.	2,223	21,363
Boyd Gaming Corp.	25,952	707,192
Bright Horizons Family Solutions, Inc. *	19,474	2,892,278
Brinker International, Inc.	12,650	562,293
Caesars Entertainment Corp. *	185,580	2,278,922
Career Education Corp. *	25,565	362,000
Carnival Corp.	136,025	5,834,112
Carriage Services, Inc.	6,911	178,027
Carrols Restaurant Group, Inc. *	10,038	71,571
Century Casinos, Inc. *	7,935	58,640
Chegg, Inc. *	38,678	1,185,867
Security	Number of Shares	Value ($)
Chipotle Mexican Grill, Inc. *	8,659	6,738,087
Choice Hotels International, Inc.	10,703	947,001
Churchill Downs, Inc.	11,732	1,525,043
Chuy's Holdings, Inc. *	5,160	125,749
Collectors Universe, Inc.	2,500	71,650
Cracker Barrel Old Country Store, Inc.	8,065	1,254,108
Darden Restaurants, Inc.	41,397	4,647,641
Dave & Buster's Entertainment, Inc.	11,742	467,097
Del Taco Restaurants, Inc. *	10,395	79,366
Denny's Corp. *	21,100	424,532
Dine Brands Global, Inc.	5,538	405,105
Domino's Pizza, Inc.	13,845	3,760,579
Drive Shack, Inc. *	17,215	68,688
Dunkin' Brands Group, Inc.	27,664	2,174,944
El Pollo Loco Holdings, Inc. *	6,221	72,288
Eldorado Resorts, Inc. *	21,543	964,480
Everi Holdings, Inc. *	27,873	280,402
Extended Stay America, Inc.	60,722	862,860
Fiesta Restaurant Group, Inc. *	7,980	68,588
frontdoor, Inc. *	29,034	1,400,310
Golden Entertainment, Inc. *	6,136	88,849
Graham Holdings Co., Class B	1,451	913,637
Grand Canyon Education, Inc. *	16,295	1,498,488
H&R Block, Inc.	67,923	1,697,396
Hilton Grand Vacations, Inc. *	28,105	976,087
Hilton Worldwide Holdings, Inc.	97,291	9,433,335
Houghton Mifflin Harcourt Co. *	37,061	239,414
Hyatt Hotels Corp., Class A	13,340	997,032
Inspired Entertainment, Inc. *	6,626	48,701
J Alexander's Holdings, Inc. *	6,429	62,040
Jack in the Box, Inc.	8,383	704,340
K12, Inc. *	12,100	239,459
Las Vegas Sands Corp.	113,641	7,027,559
Laureate Education, Inc., Class A *	35,961	555,777
Lindblad Expeditions Holdings, Inc. *	7,500	118,050
Marriott International, Inc., Class A	92,909	11,757,634
Marriott Vacations Worldwide Corp.	13,189	1,449,867
McDonald's Corp.	255,947	50,344,775
MGM Resorts International	178,781	5,095,259
Monarch Casino & Resort, Inc. *	5,782	249,725
Nathan's Famous, Inc.	842	64,076
Noodles & Co. *	12,000	63,960
Norwegian Cruise Line Holdings Ltd. *	73,850	3,748,626
OneSpaWorld Holdings Ltd. *	12,005	186,678
Papa John's International, Inc. (a)	7,000	409,850
Penn National Gaming, Inc. *	35,224	750,800
Planet Fitness, Inc., Class A *	28,383	1,806,862
Playa Hotels & Resorts N.V. *	16,595	138,402
PlayAGS, Inc. *	10,460	120,708
Potbelly Corp. *	7,813	33,205
RCI Hospitality Holdings, Inc.	2,500	46,875
Red Lion Hotels Corp. *	7,000	42,000
Red Robin Gourmet Burgers, Inc. *	3,624	110,532
Red Rock Resorts, Inc., Class A	25,517	555,760
Regis Corp. *	10,203	210,182
Royal Caribbean Cruises Ltd.	57,905	6,301,801
Ruth's Hospitality Group, Inc.	8,878	182,709
Scientific Games Corp., Class A *	17,505	419,945
SeaWorld Entertainment, Inc. *	13,437	355,006
Select Interior Concepts, Inc., Class A *	7,504	85,996
Service Corp. International	62,071	2,822,989
ServiceMaster Global Holdings, Inc. *	45,568	1,840,036
Shake Shack, Inc., Class A *	10,298	847,319
Six Flags Entertainment Corp.	26,328	1,110,778
Starbucks Corp.	403,790	34,144,482
Strategic Education, Inc.	7,306	898,857
Target Hospitality Corp. *	12,493	69,211
Texas Roadhouse, Inc.	22,890	1,293,285

38
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
The Cheesecake Factory, Inc.	14,852	620,665
The Habit Restaurants, Inc., Class A *	6,100	64,111
The Wendy's Co.	61,459	1,301,702
Twin River Worldwide Holdings, Inc.	8,823	221,457
Universal Technical Institute, Inc. *	13,059	77,309
Vail Resorts, Inc.	13,820	3,211,353
Wingstop, Inc.	9,652	805,266
WW International, Inc. *	16,524	576,192
Wyndham Destinations, Inc.	33,136	1,537,842
Wyndham Hotels & Resorts, Inc.	33,142	1,788,674
Wynn Resorts Ltd.	32,673	3,964,542
Yum! Brands, Inc.	102,935	10,469,519
		222,492,137

Diversified Financials 5.1%
Affiliated Managers Group, Inc.	17,171	1,371,619
AG Mortgage Investment Trust, Inc.	14,385	224,981
AGNC Investment Corp.	182,081	3,104,481
Ally Financial, Inc.	130,183	3,987,505
American Express Co.	229,474	26,912,711
Ameriprise Financial, Inc.	43,752	6,601,739
Annaly Capital Management, Inc.	494,222	4,438,114
Anworth Mortgage Asset Corp.	30,522	104,385
Apollo Commercial Real Estate Finance, Inc.	44,990	823,317
Arbor Realty Trust, Inc.	31,801	434,402
Ares Commercial Real Estate Corp.	10,752	166,656
Ares Management Corp., Class A	24,343	719,822
Arlington Asset Investment Corp., Class A	11,092	64,112
ARMOUR Residential REIT, Inc.	21,030	351,832
Artisan Partners Asset Management, Inc., Class A	18,701	511,472
Ashford, Inc. *	869	20,786
Assetmark Financial Holdings, Inc. *	4,688	128,639
Associated Capital Group, Inc., Class A	1,241	50,385
AXA Equitable Holdings, Inc.	99,784	2,155,334
B. Riley Financial, Inc.	6,039	169,998
Berkshire Hathaway, Inc., Class B *	661,732	140,670,989
BGC Partners, Inc., Class A	93,111	484,177
BlackRock, Inc.	39,538	18,254,695
Blackstone Mortgage Trust, Inc., Class A	44,745	1,624,243
Blucora, Inc. *	15,753	340,737
BrightSphere Investment Group, Inc. *	24,528	240,865
Cannae Holdings, Inc. *	23,093	674,316
Capital One Financial Corp.	159,919	14,912,447
Capstead Mortgage Corp.	28,021	216,602
Cboe Global Markets, Inc.	37,818	4,354,743
Cherry Hill Mortgage Investment Corp.	12,753	172,421
Chimera Investment Corp.	62,935	1,275,063
CME Group, Inc.	120,988	24,893,281
Cohen & Steers, Inc.	8,356	546,817
Colony Credit Real Estate, Inc.	30,690	439,788
Cowen, Inc. *	8,211	122,919
Credit Acceptance Corp. *	4,736	2,073,468
Curo Group Holdings Corp. *	6,544	91,551
Diamond Hill Investment Group, Inc.	1,017	143,255
Discover Financial Services	108,626	8,718,323
Donnelley Financial Solutions, Inc. *	9,665	109,214
Dynex Capital, Inc.	12,368	199,867
E*TRADE Financial Corp.	76,210	3,184,816
Eaton Vance Corp.	38,920	1,774,752
Elevate Credit, Inc. *	5,396	22,070
Ellington Financial, Inc.	11,129	204,996
Ellington Residential Mortgage REIT	2,688	29,219
Encore Capital Group, Inc. *	8,553	283,874
Enova International, Inc. *	10,313	242,252
Security	Number of Shares	Value ($)
Evercore, Inc., Class A	13,443	989,942
Exantas Capital Corp.	9,433	110,932
EZCORP, Inc., Class A *	14,614	76,870
FactSet Research Systems, Inc.	13,026	3,302,351
Federated Investors, Inc., Class B	31,576	1,008,537
FGL Holdings	44,500	401,835
FirstCash, Inc.	14,065	1,186,945
Focus Financial Partners, Inc., Class A *	12,247	267,964
Franklin Resources, Inc.	94,503	2,603,558
GAIN Capital Holdings, Inc.	6,506	27,455
GAMCO Investors, Inc., Class A	2,351	37,052
Granite Point Mortgage Trust, Inc.	19,886	369,880
Great Ajax Corp.	5,000	78,250
Great Elm Capital Group, Inc. *	11,791	38,792
Green Dot Corp., Class A *	15,760	454,518
Greenhill & Co., Inc.	6,539	105,932
Hamilton Lane, Inc., Class A	8,909	531,155
Houlihan Lokey, Inc.	15,921	752,426
Hunt Cos. Finance Trust, Inc.	13,059	43,486
Interactive Brokers Group, Inc., Class A	25,219	1,199,668
Intercontinental Exchange, Inc.	188,919	17,818,840
INTL. FCStone, Inc. *	6,044	241,760
Invesco Ltd.	134,423	2,260,995
Invesco Mortgage Capital, Inc.	45,888	722,277
Janus Henderson Group plc	55,258	1,278,118
Jefferies Financial Group, Inc.	82,157	1,533,871
KKR & Co., Inc., Class A	187,210	5,397,264
KKR Real Estate Finance Trust, Inc.	8,629	173,011
Ladder Capital Corp.	36,027	622,186
Ladenburg Thalmann Financial Services, Inc.	36,436	82,345
Lazard Ltd., Class A	43,222	1,613,477
Legg Mason, Inc.	27,907	1,039,815
LendingClub Corp. *	30,093	380,376
LPL Financial Holdings, Inc.	27,937	2,258,427
MarketAxess Holdings, Inc.	12,776	4,709,106
Marlin Business Services Corp.	4,000	94,960
MFA Financial, Inc.	152,167	1,154,948
Moelis & Co., Class A	17,869	637,566
Moody's Corp.	54,760	12,084,984
Morgan Stanley	422,752	19,467,730
Morningstar, Inc.	6,910	1,118,314
MSCI, Inc.	28,413	6,664,553
Nasdaq, Inc.	39,059	3,896,916
Navient Corp.	69,259	953,696
Nelnet, Inc., Class A	6,877	421,354
New Residential Investment Corp.	139,113	2,203,550
New York Mortgage Trust, Inc.	76,002	475,773
Northern Trust Corp.	73,248	7,301,361
On Deck Capital, Inc. *	20,000	89,200
OneMain Holdings, Inc.	26,737	1,069,480
Oppenheimer Holdings, Inc., Class A	3,500	95,200
Orchid Island Capital, Inc.	30,714	171,077
PennyMac Mortgage Investment Trust	29,083	665,710
Piper Jaffray Cos.	4,986	391,600
PJT Partners, Inc., Class A	6,501	269,987
PRA Group, Inc. *	14,609	495,683
Pzena Investment Management, Inc., Class A	8,430	69,969
Raymond James Financial, Inc.	41,383	3,455,067
Ready Capital Corp.	8,683	137,452
Redwood Trust, Inc.	35,407	578,550
Regional Management Corp. *	3,000	86,790
S&P Global, Inc.	82,877	21,381,437
Safeguard Scientifics, Inc. *	7,000	79,170
Santander Consumer USA Holdings, Inc.	36,681	919,959
Sculptor Capital Management, Inc.	5,600	100,632
SEI Investments Co.	43,216	2,589,503

39
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Siebert Financial Corp. *(a)	3,682	33,028
Silvercrest Asset Management Group, Inc., Class A	3,213	38,620
SLM Corp.	142,528	1,202,936
Starwood Property Trust, Inc.	93,888	2,309,645
State Street Corp.	126,199	8,337,968
Stifel Financial Corp.	22,562	1,263,021
Synchrony Financial	207,866	7,352,220
T. Rowe Price Group, Inc.	79,857	9,247,441
TD Ameritrade Holding Corp.	90,362	3,468,094
The Bank of New York Mellon Corp.	289,093	13,515,098
The Blackstone Group Inc	224,134	11,914,963
The Charles Schwab Corp. (b)	391,184	15,925,101
The Goldman Sachs Group, Inc.	109,116	23,283,172
TPG RE Finance Trust, Inc.	16,170	327,119
Tradeweb Markets, Inc.	15,506	647,375
Two Harbors Investment Corp.	99,517	1,380,301
Victory Capital Holdings, Inc., Class A	3,900	60,684
Virtu Financial, Inc., Class A	26,912	456,428
Virtus Investment Partners, Inc.	2,646	287,038
Voya Financial, Inc.	46,304	2,498,564
Waddell & Reed Financial, Inc., Class A	25,984	430,295
Western Asset Mortgage Capital Corp.	15,107	151,674
Westwood Holdings Group, Inc.	2,653	80,200
WisdomTree Investments, Inc.	38,043	194,400
World Acceptance Corp. *	2,084	216,340
		526,107,362

Energy 4.0%
Abraxas Petroleum Corp. *	81,152	23,534
Adams Resources & Energy, Inc.	1,166	34,980
Altus Midstream Co., Class A *	17,889	39,356
Antero Midstream Corp. (a)	91,995	592,448
Antero Resources Corp. *	74,733	186,833
Apache Corp.	127,078	2,752,509
Apergy Corp. *	26,919	677,551
Arch Coal, Inc., Class A	5,290	417,328
Archrock, Inc.	39,936	384,983
Aspen Aerogels, Inc. *	6,261	36,502
Baker Hughes Co.	217,079	4,645,491
Basic Energy Services, Inc. *	6,128	3,493
Berry Petroleum Corp.	15,620	146,672
Bonanza Creek Energy, Inc. *	5,626	100,255
Brigham Minerals, Inc., Class A	5,000	95,450
Cabot Oil & Gas Corp.	140,252	2,614,297
Cactus, Inc., Class A *	15,987	475,134
California Resources Corp. *(a)	16,680	93,241
Callon Petroleum Co. *	83,244	316,327
CARBO Ceramics, Inc. *	6,353	9,212
Carrizo Oil & Gas, Inc. *	27,793	204,556
Centennial Resource Development, Inc., Class A *	64,330	218,722
Cheniere Energy, Inc. *	80,547	4,957,668
Chesapeake Energy Corp. *(a)	394,199	528,227
Chevron Corp.	640,939	74,438,655
Cimarex Energy Co.	33,379	1,409,261
Clean Energy Fuels Corp. *	36,000	81,000
CNX Resources Corp. *	70,542	594,669
Comstock Resources, Inc. *(a)	6,806	46,553
Concho Resources, Inc.	67,676	4,569,484
ConocoPhillips	374,871	20,692,879
CONSOL Energy, Inc. *	8,270	109,412
Contango Oil & Gas Co. *	14,038	34,955
Continental Resources, Inc. *	28,202	831,113
Contura Energy, Inc. *	6,988	160,305
Core Laboratories N.V.	13,970	615,239
CVR Energy, Inc.	10,411	493,690
Security	Number of Shares	Value ($)
Dawson Geophysical Co. *	14,633	35,119
Delek US Holdings, Inc.	26,175	1,045,691
Denbury Resources, Inc. *	137,039	136,779
Devon Energy Corp.	135,553	2,749,015
Diamond Offshore Drilling, Inc. *	27,749	146,792
Diamond S Shipping, Inc. *	8,382	122,377
Diamondback Energy, Inc.	54,798	4,699,476
DMC Global, Inc.	4,394	196,588
Dorian LPG Ltd. *	11,000	136,950
Dril-Quip, Inc. *	13,403	549,791
Earthstone Energy, Inc., Class A *	5,613	21,778
EOG Resources, Inc.	196,406	13,612,900
EQT Corp.	84,261	904,963
Equitrans Midstream Corp.	66,172	921,114
Era Group, Inc. *	6,921	66,926
Evolution Petroleum Corp.	8,679	48,776
Exterran Corp. *	9,906	125,509
Extraction Oil & Gas, Inc. *(a)	30,147	51,250
Exxon Mobil Corp.	1,428,886	96,549,827
Falcon Minerals Corp.	13,000	80,080
Forum Energy Technologies, Inc. *	33,550	38,918
Frank's International N.V. *	42,473	208,118
FTS International, Inc. *	9,805	14,904
Geospace Technologies Corp. *	7,458	108,812
Goodrich Petroleum Corp. *	3,169	30,517
Green Plains, Inc.	13,339	164,470
Gulf Island Fabrication, Inc. *	4,500	23,580
Gulfport Energy Corp. *	53,493	148,978
Hallador Energy Co.	8,706	29,296
Halliburton Co.	300,824	5,790,862
Helix Energy Solutions Group, Inc. *	52,600	451,834
Helmerich & Payne, Inc.	36,341	1,362,787
Hess Corp.	86,741	5,703,221
Hi-Crush, Inc. *	48,197	57,354
HighPoint Resources Corp. *	33,805	35,833
HollyFrontier Corp.	50,627	2,781,447
Independence Contract Drilling, Inc. *	11,500	10,235
International Seaways, Inc. *	8,633	217,034
ION Geophysical Corp. *	3,676	34,665
Jagged Peak Energy, Inc. *	18,587	131,782
Kinder Morgan, Inc.	656,262	13,112,115
KLX Energy Services Holdings, Inc. *	8,644	68,633
Kosmos Energy Ltd.	123,816	767,659
Laredo Petroleum, Inc. *	45,079	106,386
Liberty Oilfield Services, Inc., Class A	16,890	155,557
Lilis Energy, Inc. *	28,432	6,255
Lonestar Resources US, Inc., Class A *	6,800	16,320
Magnolia Oil & Gas Corp., Class A *	34,040	334,273
Mammoth Energy Services, Inc.	4,000	6,400
Marathon Oil Corp.	269,099	3,102,711
Marathon Petroleum Corp.	223,452	14,289,755
Matador Resources Co. *	33,967	472,481
Matrix Service Co. *	8,000	150,080
McDermott International, Inc. *(a)	64,061	104,419
Montage Resources Corp. *	2,898	13,099
Murphy Oil Corp.	50,267	1,037,008
Nabors Industries Ltd.	129,406	239,401
NACCO Industries, Inc., Class A	1,900	95,950
National Oilwell Varco, Inc.	129,302	2,924,811
Natural Gas Services Group, Inc. *	4,213	50,093
NCS Multistage Holdings, Inc. *	4,000	9,000
Newpark Resources, Inc. *	27,584	165,504
NexTier Oilfield Solutions, Inc. *	55,547	239,961
Nine Energy Service, Inc. *	4,359	24,628
Noble Corp. plc *	107,107	131,742
Noble Energy, Inc.	159,510	3,072,163
Northern Oil & Gas, Inc. *	84,525	165,669
Oasis Petroleum, Inc. *	98,252	256,438

40
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Occidental Petroleum Corp.	302,306	12,243,393
Oceaneering International, Inc. *	31,277	442,882
Oil States International, Inc. *	18,469	263,553
ONEOK, Inc.	140,891	9,838,419
Overseas Shipholding Group, Inc., Class A *	18,500	30,155
Pacific Ethanol, Inc. *	22,969	12,702
Panhandle Oil & Gas, Inc., Class A	6,200	87,978
Par Pacific Holdings, Inc. *	12,907	292,344
Parsley Energy, Inc., Class A	100,332	1,586,249
Patterson-UTI Energy, Inc.	74,009	615,755
PBF Energy, Inc., Class A	34,678	1,119,406
PDC Energy, Inc. *	20,165	402,292
Peabody Energy Corp.	27,434	288,880
Penn Virginia Corp. *	3,770	89,726
Phillips 66	151,219	17,665,404
Pioneer Natural Resources Co.	56,057	6,896,132
ProPetro Holding Corp. *	24,021	186,163
QEP Resources, Inc.	77,176	256,996
Range Resources Corp.	66,553	268,209
Renewable Energy Group, Inc. *	11,517	188,188
REX American Resources Corp. *	1,646	133,194
Ring Energy, Inc. *	20,681	34,330
Roan Resources, Inc. *	11,000	16,500
RPC, Inc.	17,418	72,111
SandRidge Energy, Inc. *	8,633	37,813
Schlumberger Ltd.	466,686	15,255,965
SEACOR Holdings, Inc. *	7,085	304,017
SEACOR Marine Holdings, Inc. *	4,876	63,437
Select Energy Services, Inc., Class A *	17,554	133,410
SemGroup Corp., Class A	26,100	420,210
SilverBow Resources, Inc. *	1,839	14,528
SM Energy Co.	35,926	281,660
Solaris Oilfield Infrastructure, Inc., Class A	14,882	158,344
Southwestern Energy Co. *	193,835	397,362
SRC Energy, Inc. *	85,339	266,258
Talos Energy, Inc. *	7,627	164,209
Targa Resources Corp.	78,567	3,054,685
TechnipFMC plc	141,297	2,787,790
Tellurian, Inc. *(a)	28,096	223,925
TETRA Technologies, Inc. *	33,023	56,139
The Williams Cos., Inc.	413,713	9,229,937
Tidewater, Inc. *	12,517	203,151
Torchlight Energy Resources, Inc. *	33,032	28,408
Transocean Ltd. *	195,370	928,008
U.S. Well Services, Inc. *	10,920	20,857
Unit Corp. *	17,972	36,663
Uranium Energy Corp. *	39,550	37,458
US Silica Holdings, Inc.	23,982	106,960
VAALCO Energy, Inc. *	20,055	39,909
Valaris plc *	68,457	281,358
Valero Energy Corp.	140,175	13,594,171
W&T Offshore, Inc. *	25,000	100,750
Whiting Petroleum Corp. *	32,291	204,725
World Fuel Services Corp.	22,400	935,648
WPX Energy, Inc. *	142,630	1,423,447
		408,119,006

Food & Staples Retailing 1.4%
BJ's Wholesale Club Holdings, Inc. *	40,545	1,082,551
Casey's General Stores, Inc.	12,422	2,121,802
Costco Wholesale Corp.	148,326	44,069,138
Grocery Outlet Holding Corp. *	10,391	331,473
Ingles Markets, Inc., Class A	4,200	165,606
Natural Grocers by Vitamin Cottage, Inc. *	2,400	21,048
Security	Number of Shares	Value ($)
Performance Food Group Co. *	35,573	1,515,766
PriceSmart, Inc.	7,280	539,448
Rite Aid Corp. *(a)	19,024	175,021
SpartanNash, Co.	10,256	134,302
Sprouts Farmers Market, Inc. *	40,062	777,603
Sysco Corp.	172,902	13,809,683
The Andersons, Inc.	12,706	234,045
The Chefs' Warehouse, Inc. *	9,323	308,824
The Kroger Co.	270,968	6,676,652
U.S. Foods Holding Corp. *	75,322	2,988,024
United Natural Foods, Inc. *	18,511	138,832
Village Super Market, Inc., Class A	3,931	104,171
Walgreens Boots Alliance, Inc.	257,294	14,094,565
Walmart, Inc.	479,409	56,215,499
Weis Markets, Inc.	6,977	268,545
		145,772,598

Food, Beverage & Tobacco 3.5%
22nd Century Group, Inc. *(a)	28,273	53,436
Alico, Inc.	475	15,604
Altria Group, Inc.	630,334	28,232,660
Archer-Daniels-Midland Co.	188,650	7,930,846
B&G Foods, Inc. (a)	20,423	317,578
Beyond Meat, Inc. *(a)	3,416	288,481
Brown-Forman Corp., Class A	18,730	1,164,069
Brown-Forman Corp., Class B	60,831	3,985,647
Bunge Ltd.	48,069	2,595,726
Cal-Maine Foods, Inc.	10,307	411,146
Calavo Growers, Inc.	5,260	456,200
Campbell Soup Co.	56,521	2,617,488
Celsius Holdings, Inc. *(a)	12,799	45,052
Coca-Cola Consolidated, Inc.	1,426	391,237
ConAgra Brands, Inc.	163,617	4,425,840
Constellation Brands, Inc., Class A	56,943	10,837,961
Craft Brew Alliance, Inc. *	3,000	21,870
Darling Ingredients, Inc. *	54,643	1,054,610
Dean Foods Co.	52,659	51,606
Farmer Brothers Co. *	4,500	57,735
Flowers Foods, Inc.	64,495	1,400,831
Fresh Del Monte Produce, Inc.	11,734	374,315
Freshpet, Inc. *	10,053	525,370
General Mills, Inc.	204,149	10,383,018
Hormel Foods Corp.	94,052	3,845,786
Hostess Brands, Inc. *	38,002	485,666
Ingredion, Inc.	22,212	1,754,748
J&J Snack Foods Corp.	4,866	928,238
John B. Sanfilippo & Son, Inc.	3,617	383,836
Kellogg Co.	84,934	5,395,857
Keurig Dr Pepper, Inc.	90,653	2,552,788
Lamb Weston Holdings, Inc.	49,833	3,888,967
Lancaster Colony Corp.	6,637	923,738
Landec Corp. *	9,100	89,635
Limoneira Co.	4,500	85,140
McCormick & Co., Inc. - Non Voting Shares	41,555	6,677,473
MGP Ingredients, Inc.	4,637	198,881
Molson Coors Brewing Co., Class B	64,826	3,417,627
Mondelez International, Inc., Class A	485,106	25,443,810
Monster Beverage Corp. *	129,705	7,280,342
National Beverage Corp. (a)	4,003	175,972
New Age Beverages Corp. *(a)	25,010	67,277
PepsiCo, Inc.	471,435	64,666,739
Philip Morris International, Inc.	525,352	42,784,667
Pilgrim's Pride Corp. *	17,681	536,795
Post Holdings, Inc. *	22,968	2,363,407
Primo Water Corp. *	10,121	122,413
Pyxus International, Inc. *	5,438	62,102

41
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
RiceBran Technologies *	12,444	36,088
Sanderson Farms, Inc.	6,501	1,006,420
Seaboard Corp.	95	400,814
Seneca Foods Corp., Class A *	2,000	70,760
The Alkaline Water Co., Inc. *(a)	16,336	21,237
The Boston Beer Co., Inc., Class A *	3,128	1,171,311
The Coca-Cola Co.	1,298,326	70,667,884
The Hain Celestial Group, Inc. *	29,151	689,130
The Hershey Co.	50,058	7,352,018
The JM Smucker Co.	38,909	4,111,903
The Kraft Heinz Co.	212,718	6,877,173
The Simply Good Foods Co. *	31,186	765,304
Tootsie Roll Industries, Inc.	5,933	203,383
TreeHouse Foods, Inc. *	18,275	987,215
Turning Point Brands, Inc.	2,757	57,539
Tyson Foods, Inc., Class A	99,647	8,249,775
Universal Corp.	9,019	494,241
Vector Group Ltd.	41,360	504,592
		355,437,017

Health Care Equipment & Services 6.1%
Abbott Laboratories	597,438	49,951,791
ABIOMED, Inc. *	15,238	3,163,104
Acadia Healthcare Co., Inc. *	29,166	874,688
Accuray, Inc. *	28,423	73,900
Addus HomeCare Corp. *	4,546	382,819
Align Technology, Inc. *	24,475	6,174,798
Allscripts Healthcare Solutions, Inc. *	53,720	587,697
Alphatec Holdings, Inc. *	17,902	123,166
Amedisys, Inc. *	10,726	1,378,506
American Renal Associates Holdings, Inc. *	4,023	33,471
AmerisourceBergen Corp.	50,978	4,352,502
AMN Healthcare Services, Inc. *	15,960	937,810
AngioDynamics, Inc. *	11,450	175,185
Antares Pharma, Inc. *	62,307	209,352
Anthem, Inc.	86,667	23,320,356
Apollo Medical Holdings, Inc. *(a)	6,700	100,299
Apyx Medical Corp. *	8,600	56,760
AtriCure, Inc. *	12,275	326,392
Atrion Corp.	475	400,629
Avanos Medical, Inc. *	17,115	753,745
AxoGen, Inc. *	11,943	148,511
Axonics Modulation Technologies, Inc. *	2,812	69,513
Baxter International, Inc.	172,937	13,264,268
Becton, Dickinson & Co.	91,491	23,421,696
BioLife Solutions, Inc. *	2,800	47,628
BioSig Technologies, Inc. *(a)	8,008	53,093
BioTelemetry, Inc. *	10,678	420,286
Boston Scientific Corp. *	470,477	19,618,891
Brookdale Senior Living, Inc. *	69,175	508,436
Cantel Medical Corp.	12,347	899,973
Capital Senior Living Corp. *	22,888	94,070
Cardinal Health, Inc.	100,592	4,974,274
Cardiovascular Systems, Inc. *	13,266	590,602
Castlight Health, Inc., Class B *	20,805	31,416
Catasys, Inc. *(a)	2,607	40,695
Centene Corp. *	138,598	7,356,782
Cerner Corp.	107,463	7,212,917
Cerus Corp. *	45,797	199,217
Change Healthcare, Inc. *	16,492	218,024
Chembio Diagnostics, Inc. *	7,487	40,055
Chemed Corp.	5,525	2,176,353
Cigna Corp. *	127,511	22,755,613
Community Health Systems, Inc. *	34,809	123,224
Computer Programs & Systems, Inc.	3,700	85,359
ConforMIS, Inc. *	21,969	41,961
Security	Number of Shares	Value ($)
CONMED Corp.	9,398	1,033,968
CorVel Corp. *	3,002	237,518
Covetrus, Inc. *	30,651	303,905
Cross Country Healthcare, Inc. *	14,856	160,593
CryoLife, Inc. *	12,053	270,590
CryoPort, Inc. *	14,093	197,725
Cutera, Inc. *	4,219	132,899
CVS Health Corp.	439,923	29,206,488
CytoSorbents Corp. *	15,802	75,060
Danaher Corp.	215,937	29,760,437
DaVita, Inc. *	32,387	1,897,878
DENTSPLY SIRONA, Inc.	74,929	4,104,611
DexCom, Inc. *	30,636	4,725,297
Diplomat Pharmacy, Inc. *	16,723	90,973
Edwards Lifesciences Corp. *	70,561	16,820,331
Ekso Bionics Holdings, Inc. *	21,090	13,709
Encompass Health Corp.	32,917	2,107,346
Endologix, Inc. *	7,640	18,718
Enzo Biochem, Inc. *	13,471	42,568
Evolent Health, Inc., Class A *	21,273	162,100
FONAR Corp. *	1,870	38,017
Genesis Healthcare, Inc. *	32,553	41,668
GenMark Diagnostics, Inc. *	16,600	93,126
Glaukos Corp. *	11,751	750,066
Globus Medical, Inc., Class A *	25,743	1,348,161
Guardant Health, Inc. *	13,977	971,402
Haemonetics Corp. *	17,151	2,070,640
Hanger, Inc. *	13,820	312,470
HCA Healthcare, Inc.	90,356	12,066,140
Health Catalyst, Inc. *	3,066	98,603
HealthEquity, Inc. *	23,151	1,314,745
HealthStream, Inc. *	7,648	214,603
Helius Medical Technologies, Inc. *(a)	4,659	6,895
Henry Schein, Inc. *	49,791	3,116,170
Heska Corp. *	2,364	191,531
Hill-Rom Holdings, Inc.	22,070	2,310,508
HMS Holdings Corp. *	29,159	953,208
Hologic, Inc. *	88,790	4,289,445
HTG Molecular Diagnostics, Inc. *	18,640	17,730
Humana, Inc.	45,694	13,443,175
ICU Medical, Inc. *	6,547	1,058,061
IDEXX Laboratories, Inc. *	28,923	8,243,344
Inogen, Inc. *	5,839	317,846
Inovalon Holdings, Inc., Class A *	22,744	355,489
Inspire Medical Systems, Inc. *	4,371	266,544
Insulet Corp. *	20,610	2,995,045
Integer Holdings Corp. *	10,644	824,271
Integra LifeSciences Holdings Corp. *	23,714	1,376,835
IntriCon Corp. *	4,256	88,014
Intuitive Surgical, Inc. *	38,885	21,501,461
Invacare Corp.	9,218	71,163
iRadimed Corp. *	1,334	33,684
iRhythm Technologies, Inc. *	9,107	608,530
Laboratory Corp. of America Holdings *	33,172	5,465,750
Lantheus Holdings, Inc. *	15,270	318,380
LeMaitre Vascular, Inc.	7,388	255,625
LHC Group, Inc. *	9,623	1,067,864
LivaNova plc *	16,277	1,151,272
Livongo Health, Inc. *(a)	5,021	108,403
Magellan Health, Inc. *	6,957	451,509
Masimo Corp. *	16,585	2,417,927
McKesson Corp.	62,370	8,295,210
MEDNAX, Inc. *	29,765	653,639
Medtronic plc	452,799	49,309,811
Meridian Bioscience, Inc.	17,657	172,862
Merit Medical Systems, Inc. *	17,753	366,688
Mesa Laboratories, Inc.	1,318	300,175
Misonix, Inc. *	2,200	38,170

42
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Molina Healthcare, Inc. *	20,928	2,461,970
National HealthCare Corp.	3,965	325,844
National Research Corp., Class A	3,945	226,561
Natus Medical, Inc. *	13,282	447,338
Neogen Corp. *	18,220	1,185,393
Neuronetics, Inc. *	8,872	79,050
Nevro Corp. *	10,264	884,757
NextGen Healthcare, Inc. *	16,383	276,955
NuVasive, Inc. *	17,797	1,255,400
Nuvectra Corp. *	2,913	3,845
Omnicell, Inc. *	13,621	958,782
OptimizeRx Corp. *	3,035	39,455
Option Care Health, Inc. *	36,021	127,514
OraSure Technologies, Inc. *	17,275	147,529
Orthofix Medical, Inc. *	6,531	274,498
OrthoPediatrics Corp. *	4,422	171,043
Owens & Minor, Inc.	18,500	124,505
Patterson Cos., Inc.	31,422	538,259
Pennant Group, Inc. *	8,273	148,831
Penumbra, Inc. *	10,621	1,656,557
PetIQ, Inc. *	6,200	153,264
Phreesia, Inc. *	3,932	116,505
Premier, Inc., Class A *	21,426	698,059
Psychemedics Corp.	2,969	28,591
Pulse Biosciences, Inc. *(a)	3,000	42,240
Quest Diagnostics, Inc.	46,197	4,677,446
Quidel Corp. *	12,426	707,039
Quorum Health Corp. *	11,722	13,011
R1 RCM, Inc. *	30,270	321,770
RadNet, Inc. *	11,938	186,472
ResMed, Inc.	48,340	7,150,453
Rockwell Medical, Inc. *(a)	13,042	28,823
RTI Surgical Holdings, Inc. *	18,100	39,820
SeaSpine Holdings Corp. *	3,910	54,114
Select Medical Holdings Corp. *	39,462	718,998
Senseonics Holdings, Inc. *(a)	26,000	30,420
Sensus Healthcare, Inc. *	5,903	33,647
Shockwave Medical, Inc. *	2,225	75,695
SI-BONE, Inc. *	4,040	67,266
Sientra, Inc. *	21,100	135,673
Silk Road Medical, Inc. *	2,557	84,688
Simulations Plus, Inc.	3,188	112,887
STAAR Surgical Co. *	10,272	336,716
Steris plc	29,034	4,110,343
Stryker Corp.	108,487	23,462,484
Surgery Partners, Inc. *	5,591	44,448
Surmodics, Inc. *	4,200	199,542
Tabula Rasa HealthCare, Inc. *	5,870	299,018
Tactile Systems Technology, Inc. *	7,432	337,561
Tandem Diabetes Care, Inc. *	19,235	1,184,491
Teladoc Health, Inc. *	24,362	1,866,129
Teleflex, Inc.	15,645	5,435,229
Tenet Healthcare Corp. *	34,964	885,988
The Cooper Cos., Inc.	16,737	4,870,467
The Ensign Group, Inc.	16,546	699,069
The Joint Corp. *	3,340	63,694
The Providence Service Corp. *	3,302	210,899
Tivity Health, Inc. *	16,969	275,068
TransEnterix, Inc. *	54,700	12,483
TransMedics Group, Inc. *	3,680	66,019
Triple-S Management Corp., Class B *	6,987	105,713
U.S. Physical Therapy, Inc.	4,069	575,641
UnitedHealth Group, Inc.	320,267	80,931,471
Universal Health Services, Inc., Class B	27,780	3,818,639
Utah Medical Products, Inc.	1,365	139,872
Vapotherm, Inc. *	2,247	23,144
Varex Imaging Corp. *	11,819	354,688
Varian Medical Systems, Inc. *	30,601	3,696,907
Security	Number of Shares	Value ($)
Veeva Systems, Inc., Class A *	43,764	6,207,048
ViewRay, Inc. *	19,429	50,515
Vocera Communications, Inc. *	10,583	210,813
VolitionRX Ltd. *(a)	15,384	85,843
WellCare Health Plans, Inc. *	16,854	4,998,896
West Pharmaceutical Services, Inc.	24,652	3,545,944
Wright Medical Group N.V. *	47,693	992,014
Zimmer Biomet Holdings, Inc.	70,076	9,686,605
		627,488,784

Household & Personal Products 1.7%
Avon Products, Inc. *	148,757	638,167
Central Garden & Pet Co. *	4,210	126,384
Central Garden & Pet Co., Class A *	13,239	374,399
Church & Dwight Co., Inc.	82,918	5,799,285
Colgate-Palmolive Co.	290,873	19,953,888
Coty, Inc., Class A	100,228	1,171,665
Edgewell Personal Care Co. *	18,438	645,330
elf Beauty, Inc. *	7,500	126,000
Energizer Holdings, Inc.	20,781	882,985
Herbalife Nutrition Ltd. *	31,964	1,427,832
Inter Parfums, Inc.	5,613	434,615
Kimberly-Clark Corp.	115,964	15,409,296
Lifevantage Corp. *	5,280	71,597
Medifast, Inc.	3,897	432,333
Natural Health Trends Corp.	2,166	14,664
Nature's Sunshine Products, Inc. *	5,329	50,306
Nu Skin Enterprises, Inc., Class A	18,865	841,002
Oil-Dri Corp. of America	1,600	56,016
Revlon, Inc., Class A *(a)	3,255	85,574
Spectrum Brands Holdings, Inc.	15,073	756,815
The Clorox Co.	42,517	6,279,336
The Estee Lauder Cos., Inc., Class A	74,886	13,949,015
The Procter & Gamble Co.	845,185	105,233,984
USANA Health Sciences, Inc. *	4,945	366,474
WD-40 Co.	4,489	841,239
		175,968,201

Insurance 2.6%
Aflac, Inc.	249,894	13,284,365
Alleghany Corp. *	4,909	3,820,626
Ambac Financial Group, Inc. *	18,544	380,152
American Equity Investment Life Holding Co.	29,147	719,348
American Financial Group, Inc.	25,423	2,645,009
American International Group, Inc.	292,888	15,511,348
American National Insurance Co.	3,761	451,245
AMERISAFE, Inc.	7,229	459,258
Aon plc	79,498	15,355,834
Arch Capital Group Ltd. *	135,456	5,656,643
Argo Group International Holdings Ltd.	11,607	718,125
Arthur J. Gallagher & Co.	62,283	5,681,455
Assurant, Inc.	20,716	2,611,666
Assured Guaranty Ltd.	32,878	1,542,636
Athene Holding Ltd., Class A *	41,312	1,790,875
Axis Capital Holdings Ltd.	28,405	1,688,109
Brighthouse Financial, Inc. *	37,570	1,418,643
Brown & Brown, Inc.	77,562	2,922,536
Chubb Ltd.	153,227	23,354,859
Cincinnati Financial Corp.	51,457	5,825,447
Citizens, Inc. *	22,044	146,813
CNA Financial Corp.	9,550	428,222
CNO Financial Group, Inc.	57,112	893,803
Crawford & Co., Class A	4,938	52,293
Crawford & Co., Class B	5,800	53,940
Donegal Group, Inc., Class A	5,782	85,111

43
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
eHealth, Inc. *	6,602	455,802
Employers Holdings, Inc.	11,759	497,876
Enstar Group Ltd. *	4,837	971,753
Erie Indemnity Co., Class A	6,044	1,113,728
Everest Re Group Ltd.	13,635	3,505,422
FBL Financial Group, Inc., Class A	3,305	189,641
FedNat Holding Co.	4,085	58,620
Fidelity National Financial, Inc.	92,446	4,237,725
First American Financial Corp.	37,060	2,289,567
Genworth Financial, Inc., Class A *	174,782	748,067
Global Indemnity Ltd.	2,000	49,520
Globe Life, Inc.	33,417	3,252,477
Goosehead Insurance, Inc., Class A	4,956	253,648
Greenlight Capital Re Ltd., Class A *	12,115	130,842
Hallmark Financial Services, Inc. *	3,228	57,523
HCI Group, Inc.	2,926	123,038
Health Insurance Innovations, Inc., Class A *(a)	3,371	89,264
Heritage Insurance Holdings, Inc.	9,756	129,950
Horace Mann Educators Corp.	13,092	570,288
Independence Holding Co.	2,346	91,729
Investors Title Co.	416	63,107
James River Group Holdings Ltd.	9,426	337,545
Kemper Corp.	20,537	1,476,200
Kingstone Cos., Inc.	2,696	21,757
Kinsale Capital Group, Inc.	7,030	743,212
Lincoln National Corp.	68,460	3,866,621
Loews Corp.	87,784	4,301,416
Maiden Holdings Ltd. *	18,900	10,868
Markel Corp. *	4,673	5,472,083
Marsh & McLennan Cos., Inc.	171,035	17,722,647
MBIA, Inc. *	23,883	221,873
Mercury General Corp.	9,807	471,324
MetLife, Inc.	267,372	12,510,336
National General Holdings Corp.	21,670	462,004
National Western Life Group, Inc., Class A	964	262,786
NI Holdings, Inc. *	2,860	50,050
Old Republic International Corp.	96,450	2,154,693
Palomar Holdings, Inc. *	4,260	192,339
Primerica, Inc.	14,322	1,807,150
Principal Financial Group, Inc.	88,805	4,740,411
ProAssurance Corp.	18,940	742,827
Protective Insurance Corp., Class B	4,607	73,297
Prudential Financial, Inc.	135,402	12,340,538
Reinsurance Group of America, Inc.	21,112	3,430,067
RenaissanceRe Holdings Ltd.	14,847	2,779,061
RLI Corp.	13,764	1,339,512
Safety Insurance Group, Inc.	5,451	529,837
Selective Insurance Group, Inc.	20,690	1,430,093
State Auto Financial Corp.	5,500	181,995
Stewart Information Services Corp.	9,355	382,807
The Allstate Corp.	110,729	11,783,780
The Hanover Insurance Group, Inc.	13,250	1,745,157
The Hartford Financial Services Group, Inc.	122,198	6,975,062
The Progressive Corp.	197,779	13,785,196
The Travelers Cos., Inc.	87,538	11,472,730
Third Point Reinsurance Ltd. *	32,236	305,920
Tiptree, Inc.	7,504	55,154
Trupanion, Inc. *(a)	9,088	215,386
United Fire Group, Inc.	8,730	397,390
United Insurance Holdings Corp.	6,439	78,942
Universal Insurance Holdings, Inc.	9,563	259,253
Unum Group	71,355	1,965,117
W. R. Berkley Corp.	48,136	3,364,706
Security	Number of Shares	Value ($)
White Mountains Insurance Group Ltd.	991	1,061,361
Willis Towers Watson plc	43,506	8,131,271
		268,029,722

Materials 2.9%
Advanced Emissions Solutions, Inc.	5,901	81,611
AdvanSix, Inc. *	8,959	203,907
AgroFresh Solutions, Inc. *	10,000	23,000
Air Products & Chemicals, Inc.	74,411	15,868,890
AK Steel Holding Corp. *	92,567	218,458
Albemarle Corp.	36,521	2,218,286
Alcoa Corp. *	64,376	1,338,377
Allegheny Technologies, Inc. *	40,422	849,266
Amcor plc *	549,011	5,226,585
American Vanguard Corp.	7,917	110,680
Amyris, Inc. *(a)	15,000	49,725
AptarGroup, Inc.	21,486	2,538,571
Ashland Global Holdings, Inc.	20,666	1,598,928
Avery Dennison Corp.	28,424	3,634,293
Axalta Coating Systems Ltd. *	70,138	2,068,370
Balchem Corp.	10,584	1,071,207
Ball Corp.	111,458	7,798,716
Berry Global Group, Inc. *	44,386	1,842,463
Boise Cascade Co.	14,993	536,300
Cabot Corp.	18,903	823,982
Carpenter Technology Corp.	15,701	769,663
Celanese Corp.	41,432	5,019,487
Century Aluminum Co. *	14,114	82,285
CF Industries Holdings, Inc.	73,475	3,332,091
Chase Corp.	2,182	255,621
Clearwater Paper Corp. *	7,956	147,504
Cleveland-Cliffs, Inc. (a)	85,860	620,768
Coeur Mining, Inc. *	75,926	419,112
Commercial Metals Co.	37,272	720,468
Compass Minerals International, Inc.	11,822	667,707
Corteva, Inc. *	254,884	6,723,840
Crown Holdings, Inc. *	45,457	3,311,088
Domtar Corp.	20,887	760,078
Dow, Inc. *	251,386	12,692,479
DuPont de Nemours, Inc.	252,480	16,640,957
Eagle Materials, Inc.	14,491	1,323,608
Eastman Chemical Co.	45,852	3,486,586
Ecolab, Inc.	84,304	16,192,269
Element Solutions, Inc. *	76,011	825,479
Ferro Corp. *	25,700	286,041
Flotek Industries, Inc. *	16,539	31,589
FMC Corp.	44,207	4,044,940
Forterra, Inc. *	5,539	45,475
Freeport-McMoRan, Inc.	488,786	4,799,878
FutureFuel Corp.	8,300	102,339
GCP Applied Technologies, Inc. *	19,258	397,870
Gold Resource Corp.	19,195	84,074
Graphic Packaging Holding Co.	101,329	1,586,812
Greif, Inc., Class A	9,091	356,094
Greif, Inc., Class B	2,000	94,060
H.B. Fuller Co.	17,701	863,809
Hawkins, Inc.	3,679	157,277
Haynes International, Inc.	3,574	123,160
Hecla Mining Co.	160,671	369,543
Huntsman Corp.	67,829	1,501,056
Ingevity Corp. *	13,947	1,174,477
Innophos Holdings, Inc.	6,990	228,014
Innospec, Inc.	7,808	713,339
International Flavors & Fragrances, Inc.	35,787	4,366,372
International Paper Co.	132,389	5,782,751
Intrepid Potash, Inc. *	27,197	84,039
Kaiser Aluminum Corp.	6,075	650,511

44
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Koppers Holdings, Inc. *	8,533	273,909
Kraton Corp. *	9,654	216,443
Kronos Worldwide, Inc.	6,230	78,996
Linde plc	182,361	36,171,304
Livent Corp. *	47,698	327,208
Loop Industries, Inc. *(a)	4,729	47,054
Louisiana-Pacific Corp.	40,157	1,173,789
LSB Industries, Inc. *	5,600	23,688
LyondellBasell Industries N.V., Class A	87,268	7,827,940
Marrone Bio Innovations, Inc. *	27,730	36,604
Martin Marietta Materials, Inc.	21,039	5,510,324
Materion Corp.	7,145	406,122
McEwen Mining, Inc. *	126,062	210,524
Mercer International, Inc.	14,607	178,205
Minerals Technologies, Inc.	12,903	638,053
Myers Industries, Inc.	14,310	242,268
Neenah, Inc.	6,513	420,088
NewMarket Corp.	2,461	1,194,791
Newmont Goldcorp Corp.	277,398	11,021,023
Northern Technologies International Corp.	3,248	40,535
Nucor Corp.	103,702	5,584,353
Olin Corp.	56,546	1,037,054
Olympic Steel, Inc.	2,550	38,199
OMNOVA Solutions, Inc. *	14,068	142,227
Owens-Illinois, Inc.	50,995	433,457
P.H. Glatfelter Co.	17,901	322,218
Packaging Corp. of America	32,043	3,507,427
PolyOne Corp.	25,918	830,672
PPG Industries, Inc.	79,558	9,954,297
PQ Group Holdings, Inc. *	17,505	288,307
Quaker Chemical Corp.	4,376	669,003
Rayonier Advanced Materials, Inc.	17,736	73,959
Reliance Steel & Aluminum Co.	22,340	2,592,334
Resolute Forest Products, Inc.	28,000	101,360
Royal Gold, Inc.	22,694	2,619,795
RPM International, Inc.	43,835	3,174,969
Ryerson Holding Corp. *	4,659	40,487
Schnitzer Steel Industries, Inc., Class A	9,050	193,127
Schweitzer-Mauduit International, Inc.	10,032	406,196
Sealed Air Corp.	51,349	2,144,848
Sensient Technologies Corp.	14,680	918,381
Silgan Holdings, Inc.	26,115	803,559
Sonoco Products Co.	33,867	1,954,126
Steel Dynamics, Inc.	74,842	2,272,203
Stepan Co.	6,704	655,115
Summit Materials, Inc., Class A *	39,293	900,988
SunCoke Energy, Inc. *	29,816	157,727
Synalloy Corp.	2,200	34,452
Tecnoglass, Inc.	4,997	42,225
The Chemours Co.	54,183	889,143
The Mosaic Co.	123,021	2,445,657
The Scotts Miracle-Gro Co.	12,913	1,296,336
The Sherwin-Williams Co.	27,721	15,865,283
TimkenSteel Corp. *	10,796	60,674
Trecora Resources *	10,224	89,664
Tredegar Corp.	8,263	164,268
Trinseo S.A.	12,840	545,700
Tronox Holdings plc, Class A *	28,746	244,054
UFP Technologies, Inc. *	3,202	133,235
United States Lime & Minerals, Inc.	1,011	89,473
United States Steel Corp. (a)	59,379	683,452
Universal Stainless & Alloy Products, Inc. *	1,800	24,156
US Concrete, Inc. *	6,497	339,533
Valvoline, Inc.	63,880	1,363,199
Venator Materials plc *	13,280	32,802
Verso Corp., Class A *	11,750	172,020
Security	Number of Shares	Value ($)
Vulcan Materials Co.	44,465	6,352,715
W.R. Grace & Co.	18,620	1,237,299
Warrior Met Coal, Inc.	18,646	363,224
Westlake Chemical Corp.	11,447	723,336
WestRock Co.	87,441	3,267,670
Worthington Industries, Inc.	13,511	497,340
		294,748,391

Media & Entertainment 7.5%
Activision Blizzard, Inc.	258,554	14,486,781
Alphabet, Inc., Class A *	101,172	127,355,314
Alphabet, Inc., Class C *	102,040	128,581,624
Altice USA, Inc., Class A *	103,123	3,191,657
AMC Entertainment Holdings, Inc., Class A (a)	22,090	206,983
AMC Networks, Inc., Class A *	14,615	636,483
ANGI Homeservices, Inc., Class A *(a)	22,425	153,611
Boston Omaha Corp., Class A *	2,600	58,396
Cable One, Inc.	1,674	2,218,669
Cardlytics, Inc. *	5,907	247,562
Care.com, Inc. *	12,196	142,449
Cargurus, Inc. *	24,433	820,705
Cars.com, Inc. *	19,198	217,129
CBS Corp., Class A	2,103	84,015
CBS Corp., Class B - Non Voting Shares	108,750	3,919,350
Central European Media Enterprises Ltd., Class A *	43,184	193,680
Charter Communications, Inc., Class A *	54,602	25,546,092
Cinemark Holdings, Inc.	37,192	1,361,227
Clear Channel Outdoor Holdings, Inc. *	120,149	279,947
Comcast Corp., Class A	1,530,587	68,600,909
comScore, Inc. *	18,690	43,174
Cumulus Media, Inc., Class A *	6,971	95,433
Daily Journal Corp. *(a)	427	119,991
DHI Group, Inc. *	17,016	61,598
Discovery, Inc., Class A *	53,351	1,438,076
Discovery, Inc., Class C *	115,914	2,925,669
DISH Network Corp., Class A *	81,910	2,816,066
Electronic Arts, Inc. *	99,438	9,585,823
Emerald Expositions Events, Inc.	7,527	73,162
Entercom Communications Corp., Class A	36,599	127,365
Entravision Communications Corp., Class A	23,831	67,680
Eventbrite, Inc., Class A *	12,976	233,309
EverQuote, Inc., Class A *	4,483	91,005
Facebook, Inc., Class A *	812,722	155,758,171
Fluent, Inc. *	13,431	31,294
Fox Corp., Class A	119,464	3,827,627
Fox Corp., Class B *	53,914	1,684,273
Gaia, Inc. *	3,400	23,562
Gannett Co., Inc.	39,315	426,568
Global Eagle Entertainment, Inc. *	17,279	10,903
Glu Mobile, Inc. *	32,800	194,504
Gray Television, Inc. *	32,171	527,926
Hemisphere Media Group, Inc. *	4,890	63,130
IAC/InterActiveCorp *	24,332	5,529,447
IHeartMedia, Inc. *(a)	20,035	287,302
John Wiley & Sons, Inc., Class A	15,690	722,838
Lee Enterprises, Inc. *	15,450	27,965
Liberty Broadband Corp., Class A *	8,502	1,003,151
Liberty Broadband Corp., Class C *	51,737	6,108,588
Liberty Global plc, Class A *	54,654	1,374,548
Liberty Global plc, Class C *	143,281	3,420,118
Liberty Latin America Ltd., Class A *	14,389	268,930
Liberty Latin America Ltd., Class C *	38,968	717,401

45
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Liberty Media Corp. - Liberty Braves, Class A *	2,953	87,173
Liberty Media Corp. - Liberty Braves, Class C *	10,998	323,451
Liberty Media Corp. - Liberty Formula One, Class A *	8,605	347,900
Liberty Media Corp. - Liberty Formula One, Class C *	70,986	3,016,905
Liberty Media Corp. - Liberty SiriusXM, Class A *	28,055	1,259,950
Liberty Media Corp. - Liberty SiriusXM, Class C *	51,810	2,341,294
Liberty TripAdvisor Holdings, Inc., Class A *	24,773	239,059
Lions Gate Entertainment Corp., Class A *	19,000	151,810
Lions Gate Entertainment Corp., Class B *	34,368	257,416
Live Nation Entertainment, Inc. *	46,640	3,288,120
LiveXLive Media, Inc. *(a)	8,492	14,436
Loral Space & Communications, Inc. *	3,815	152,562
Marchex, Inc., Class B *	10,570	34,987
Match Group, Inc. (a)	17,962	1,311,046
MDC Partners, Inc., Class A *	38,263	119,763
Meredith Corp.	14,298	539,035
MSG Networks, Inc., Class A *	21,079	341,691
National CineMedia, Inc.	18,547	155,702
Netflix, Inc. *	148,108	42,567,720
New Media Investment Group, Inc. (a)	19,939	175,663
News Corp., Class A	127,807	1,752,234
News Corp., Class B	41,136	580,840
Nexstar Media Group, Inc., Class A	15,258	1,484,451
Omnicom Group, Inc.	72,884	5,625,916
Pinterest, Inc. *	29,303	736,677
QuinStreet, Inc. *	14,714	188,781
Reading International, Inc., Class A *	4,446	50,551
Roku, Inc. *	28,982	4,266,150
Rosetta Stone, Inc. *	8,648	165,696
Saga Communications, Inc., Class A	1,496	45,134
Scholastic Corp.	10,758	414,183
Sciplay Corp. *	8,602	83,181
Sinclair Broadcast Group, Inc., Class A	22,351	890,464
Sirius XM Holdings, Inc.	460,706	3,095,944
Snap, Inc., Class A *	259,917	3,914,350
Take-Two Interactive Software, Inc. *	38,567	4,641,539
TechTarget, Inc. *	9,109	222,260
TEGNA, Inc.	73,530	1,105,156
The E.W. Scripps Co., Class A	18,724	251,557
The Interpublic Group of Cos., Inc.	128,534	2,795,615
The Madison Square Garden Co., Class A *	5,804	1,549,204
The Marcus Corp.	7,772	280,569
The Meet Group, Inc. *	20,844	88,795
The New York Times Co., Class A	48,572	1,500,875
The Walt Disney Co.	607,952	78,985,124
Travelzoo *	3,496	35,380
Tribune Publishing Co.	7,731	69,270
TripAdvisor, Inc. *	35,109	1,418,404
TrueCar, Inc. *	24,896	81,659
Twitter, Inc. *	262,762	7,874,977
Viacom, Inc., Class A	2,300	54,947
Viacom, Inc., Class B	121,894	2,628,035
WideOpenWest, Inc. *	13,374	84,925
World Wrestling Entertainment, Inc., Class A	15,955	894,118
Yelp, Inc. *	21,122	728,920
Zillow Group, Inc., Class A *	13,429	434,965
Security	Number of Shares	Value ($)
Zillow Group, Inc., Class C *	39,415	1,283,747
Zynga, Inc., Class A *	316,820	1,954,779
		766,974,235

Pharmaceuticals, Biotechnology & Life Sciences 7.6%
AbbVie, Inc.	499,867	39,764,420
Abeona Therapeutics, Inc. *	8,452	20,031
ACADIA Pharmaceuticals, Inc. *	35,771	1,517,048
Accelerate Diagnostics, Inc. *(a)	10,300	158,620
Acceleron Pharma, Inc. *	16,020	718,817
AcelRx Pharmaceuticals, Inc. *(a)	28,438	56,876
Acer Therapeutics, Inc. *(a)	1,495	4,679
Achillion Pharmaceuticals, Inc. *	42,273	270,970
Aclaris Therapeutics, Inc. *	20,505	35,884
Acorda Therapeutics, Inc. *	15,538	25,638
Actinium Pharmaceuticals, Inc. *	80,219	20,015
Adamis Pharmaceuticals Corp. *	16,516	13,378
Adaptive Biotechnologies Corp. *	5,299	138,118
ADMA Biologics, Inc. *	8,300	40,587
Adverum Biotechnologies, Inc. *	19,753	143,604
Aeglea BioTherapeutics, Inc. *	5,245	39,914
Aerie Pharmaceuticals, Inc. *	12,866	285,497
Aerpio Pharmaceuticals, Inc. *	12,835	6,803
Agenus, Inc. *	38,795	100,479
AgeX Therapeutics, Inc. *	10,645	16,606
Agilent Technologies, Inc.	103,763	7,860,047
Agios Pharmaceuticals, Inc. *	17,426	524,174
Aimmune Therapeutics, Inc. *	15,127	420,833
Akcea Therapeutics, Inc. *(a)	4,993	91,522
Akebia Therapeutics, Inc. *	35,152	131,117
Akorn, Inc. *	41,431	206,741
Albireo Pharma, Inc. *	2,099	38,559
Aldeyra Therapeutics, Inc. *	6,642	37,129
Alector, Inc. *	11,206	188,709
Alexion Pharmaceuticals, Inc. *	76,208	8,032,323
Alimera Sciences, Inc. *	39,406	11,822
Alkermes plc *	51,588	1,007,514
Allakos, Inc. *	7,990	548,114
Allena Pharmaceuticals, Inc. *	6,539	34,461
Allergan plc	110,560	19,470,722
Allogene Therapeutics, Inc. *	18,038	519,494
Alnylam Pharmaceuticals, Inc. *	37,663	3,266,889
AMAG Pharmaceuticals, Inc. *(a)	9,201	89,296
Amgen, Inc.	202,635	43,211,914
Amicus Therapeutics, Inc. *	82,209	693,022
Amneal Pharmaceuticals, Inc. *	27,858	85,803
Amphastar Pharmaceuticals, Inc. *	14,831	286,461
Ampio Pharmaceuticals, Inc. *	73,284	27,034
AnaptysBio, Inc. *	7,720	291,198
Anavex Life Sciences Corp. *(a)	15,874	43,177
ANI Pharmaceuticals, Inc. *	3,733	291,585
Anika Therapeutics, Inc. *	4,606	324,216
Anixa Biosciences, Inc. *(a)	9,149	35,407
Apellis Pharmaceuticals, Inc. *	13,300	390,887
Aptinyx, Inc. *	1,900	6,308
Arcus Biosciences, Inc. *	14,488	113,731
Ardelyx, Inc. *	12,366	61,830
Arena Pharmaceuticals, Inc. *	17,164	836,144
ArQule, Inc. *	34,889	352,728
Arrowhead Pharmaceuticals, Inc. *	31,590	1,265,179
Arvinas Holding Co. LLC *	2,500	51,650
Assembly Biosciences, Inc. *	7,557	124,766
Assertio Therapeutics, Inc. *	18,832	14,879
Atara Biotherapeutics, Inc. *	21,018	229,517
Athenex, Inc. *	13,114	144,779
Athersys, Inc. *	44,000	56,320
Audentes Therapeutics, Inc. *	16,406	441,321

46
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Avantor, Inc. *	74,275	1,055,448
AVEO Pharmaceuticals, Inc. *	28,629	25,852
Avid Bioservices, Inc. *	24,181	129,368
Avrobio, Inc. *	7,131	103,542
Axsome Therapeutics, Inc. *	9,735	234,419
Bio-Rad Laboratories, Inc., Class A *	7,219	2,393,965
Bio-Techne Corp.	12,695	2,642,718
BioCryst Pharmaceuticals, Inc. *	38,239	76,478
BioDelivery Sciences International, Inc. *	37,494	216,715
Biogen, Inc. *	62,396	18,638,309
Biohaven Pharmaceutical Holding Co., Ltd. *	14,436	662,901
BioMarin Pharmaceutical, Inc. *	60,923	4,460,173
BioSpecifics Technologies Corp. *	1,514	73,323
Bluebird Bio, Inc. *	19,068	1,544,508
Blueprint Medicines Corp. *	16,608	1,143,295
BrainStorm Cell Therapeutics, Inc. *(a)	11,287	40,972
Bridgebio Pharma, Inc. *	7,785	176,019
Bristol-Myers Squibb Co.	552,987	31,724,864
Bruker Corp.	34,962	1,555,809
Calithera Biosciences, Inc. *	9,145	26,338
Calyxt, Inc. *	2,501	11,455
Cambrex Corp. *	11,666	696,810
Cara Therapeutics, Inc. *	15,339	318,438
CareDx, Inc. *	12,115	317,534
CASI Pharmaceuticals, Inc. *	1,522	4,992
Catalent, Inc. *	49,866	2,425,981
Catalyst Biosciences, Inc. *	5,715	31,090
Catalyst Pharmaceuticals, Inc. *	28,204	133,405
CEL-SCI Corp. *(a)	15,653	107,380
Celcuity, Inc. *	2,500	39,375
Celgene Corp. *	238,886	25,806,855
Celldex Therapeutics, Inc. *	8,808	19,730
Cellular Biomedicine Group, Inc. *	2,900	53,041
Cerecor, Inc. *	5,381	18,511
Charles River Laboratories International, Inc. *	17,042	2,215,119
ChemoCentryx, Inc. *	11,922	102,529
Chiasma, Inc. *	7,614	39,897
Chimerix, Inc. *	15,000	21,450
ChromaDex Corp. *(a)	12,690	36,674
Clovis Oncology, Inc. *(a)	17,986	57,016
Codexis, Inc. *	17,581	237,695
Cohbar, Inc. *	14,681	29,509
Coherus Biosciences, Inc. *	19,857	344,916
Collegium Pharmaceutical, Inc. *	8,383	100,596
Concert Pharmaceuticals, Inc. *	4,499	28,029
ContraFect Corp. *	39,150	12,724
Corbus Pharmaceuticals Holdings, Inc. *(a)	13,863	71,672
Corcept Therapeutics, Inc. *	35,050	511,379
CorMedix, Inc. *(a)	5,920	33,034
Cortexyme, Inc. *(a)	1,589	33,004
Crinetics Pharmaceuticals, Inc. *	1,700	29,937
Cue Biopharma, Inc. *	6,911	59,296
Cyclerion Therapeutics, Inc. *	5,131	12,263
Cymabay Therapeutics, Inc. *	20,365	91,439
Cytokinetics, Inc. *	22,346	260,331
CytomX Therapeutics, Inc. *	15,748	96,535
Deciphera Pharmaceuticals, Inc. *	5,487	243,294
Denali Therapeutics, Inc. *	23,955	375,375
Dermira, Inc. *	16,451	110,057
Dicerna Pharmaceuticals, Inc. *	18,700	308,363
Dova Pharmaceuticals, Inc. *	3,704	105,601
Durect Corp. *	84,487	155,456
Dynavax Technologies Corp. *(a)	27,027	137,567
Eagle Pharmaceuticals, Inc. *	4,489	281,460
Editas Medicine, Inc. *	16,810	350,320
Security	Number of Shares	Value ($)
Eidos Therapeutics, Inc. *(a)	2,511	121,783
Eiger BioPharmaceuticals, Inc. *	4,600	50,140
Elanco Animal Health, Inc. *	124,449	3,362,612
Eli Lilly & Co.	287,344	32,742,849
Eloxx Pharmaceuticals, Inc. *	6,055	36,875
Emergent BioSolutions, Inc. *	14,639	836,765
Enanta Pharmaceuticals, Inc. *	5,853	356,331
Endo International plc *	64,200	294,678
Enochian Biosciences, Inc. *(a)	7,176	40,903
Epizyme, Inc. *	24,693	284,216
Esperion Therapeutics, Inc. *	8,439	335,619
Evolus, Inc. *(a)	3,116	49,700
Exact Sciences Corp. *	44,612	3,881,244
Exelixis, Inc. *	102,669	1,586,236
Exicure, Inc. *(a)	38,626	100,814
EyePoint Pharmaceuticals, Inc. *	14,600	32,996
Fate Therapeutics, Inc. *	25,733	384,708
FibroGen, Inc. *	26,724	1,046,245
Five Prime Therapeutics, Inc. *	14,036	55,442
Flexion Therapeutics, Inc. *	11,400	195,738
Fluidigm Corp. *	20,340	100,073
Forty Seven, Inc. *	11,566	79,921
G1 Therapeutics, Inc. *	10,022	212,667
Galectin Therapeutics, Inc. *	8,013	31,892
Genomic Health, Inc. *	7,854	523,705
Geron Corp. *(a)	62,177	88,913
Gilead Sciences, Inc.	426,558	27,176,010
Global Blood Therapeutics, Inc. *	19,895	953,965
GlycoMimetics, Inc. *	11,422	60,308
Gossamer Bio, Inc. *	14,096	290,025
Gritstone Oncology, Inc. *	3,670	29,764
Halozyme Therapeutics, Inc. *	41,819	640,667
Harpoon Therapeutics, Inc. *	3,414	45,406
Harrow Health, Inc. *	6,848	34,240
Harvard Bioscience, Inc. *	7,316	20,485
Heron Therapeutics, Inc. *	24,691	524,684
Homology Medicines, Inc. *	10,003	131,339
Horizon Therapeutics plc *	65,177	1,884,267
Idera Pharmaceuticals, Inc. *	6,495	17,147
Illumina, Inc. *	49,520	14,634,150
ImmunoGen, Inc. *	46,115	109,754
Immunomedics, Inc. *	55,414	886,624
Incyte Corp. *	60,368	5,066,083
Infinity Pharmaceuticals, Inc. *	29,948	31,146
Innoviva, Inc. *	25,683	298,436
Inovio Pharmaceuticals, Inc. *(a)	24,594	52,385
Insmed, Inc. *	30,518	567,330
Intellia Therapeutics, Inc. *	16,250	202,881
Intercept Pharmaceuticals, Inc. *	8,482	617,320
Intersect ENT, Inc. *	10,273	183,065
Intra-Cellular Therapies, Inc. *	15,000	138,750
Intrexon Corp. *(a)	19,807	100,620
Invitae Corp. *	27,863	448,873
Ionis Pharmaceuticals, Inc. *	43,150	2,404,318
Iovance Biotherapeutics, Inc. *	36,756	776,654
IQVIA Holdings, Inc. *	62,003	8,954,473
Ironwood Pharmaceuticals, Inc. *	51,313	515,182
IVERIC bio, Inc. *(a)	9,361	30,704
Jazz Pharmaceuticals plc *	19,247	2,418,001
Johnson & Johnson	891,019	117,650,149
Jounce Therapeutics, Inc. *	8,460	30,583
Kadmon Holdings, Inc. *	44,130	127,536
Kala Pharmaceuticals, Inc. *	6,000	21,780
KalVista Pharmaceuticals, Inc. *	3,000	31,800
Karyopharm Therapeutics, Inc. *	23,352	273,218
Kezar Life Sciences, Inc. *	2,720	8,840
Kindred Biosciences, Inc. *	9,941	81,218
Kiniksa Pharmaceuticals Ltd., Class A *	7,000	49,350

47
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Kodiak Sciences, Inc. *	5,428	112,414
Krystal Biotech, Inc. *	4,398	180,626
Kura Oncology, Inc. *	15,348	229,913
La Jolla Pharmaceutical Co. *	9,862	69,182
Lannett Co., Inc. *	8,800	104,632
Lexicon Pharmaceuticals, Inc. *(a)	18,214	67,574
Ligand Pharmaceuticals, Inc. *	6,860	746,437
Liquidia Technologies, Inc. *	2,763	12,102
Luminex Corp.	12,900	264,385
MacroGenics, Inc. *	21,007	178,559
Madrigal Pharmaceuticals, Inc. *	2,520	232,924
Magenta Therapeutics, Inc. *	7,928	82,530
Mallinckrodt plc *(a)	25,602	80,902
MannKind Corp. *(a)	76,925	100,387
Marinus Pharmaceuticals, Inc. *	22,321	26,116
Marker Therapeutics, Inc. *(a)	8,200	31,488
Matinas BioPharma Holdings, Inc. *	35,096	31,586
MediciNova, Inc. *(a)	10,435	84,106
Medpace Holdings, Inc. *	9,670	712,002
MEI Pharma, Inc. *	15,228	27,563
Merck & Co., Inc.	864,827	74,945,908
Merrimack Pharmaceuticals, Inc.	7,188	28,393
Mersana Therapeutics, Inc. *	10,350	19,458
Mettler-Toledo International, Inc. *	8,340	5,879,200
Minerva Neurosciences, Inc. *	8,467	40,134
Mirati Therapeutics, Inc. *	11,949	1,125,357
Moderna, Inc. *	70,203	1,175,900
Molecular Templates, Inc. *	8,381	70,903
Momenta Pharmaceuticals, Inc. *	32,005	495,437
Mustang Bio, Inc. *	12,479	33,069
Mylan N.V. *	178,037	3,409,409
MyoKardia, Inc. *	16,139	925,249
Myriad Genetics, Inc. *	24,574	827,407
NanoString Technologies, Inc. *	11,523	260,420
Natera, Inc. *	20,558	791,894
Nektar Therapeutics *	58,495	1,001,727
NeoGenomics, Inc. *	35,075	804,270
Neoleukin Therapeutics, Inc. *	6,825	20,338
Neos Therapeutics, Inc. *	21,090	31,213
Neurocrine Biosciences, Inc. *	30,951	3,079,315
NextCure, Inc. *	2,706	67,650
Ocular Therapeutix, Inc. *(a)	21,913	70,998
Odonate Therapeutics, Inc. *	4,197	133,297
Omeros Corp. *(a)	14,156	224,231
Oncocyte Corp. *	9,386	15,956
OPKO Health, Inc. *	126,764	180,005
Optinose, Inc. *(a)	13,962	109,183
Organogenesis Holdings, Inc. *(a)	6,071	42,558
Organovo Holdings, Inc. *	33,744	10,228
Otonomy, Inc. *	8,686	19,804
Pacific Biosciences of California, Inc. *	47,700	230,868
Pacira BioSciences, Inc. *	13,130	531,634
Palatin Technologies, Inc. *	56,900	45,975
Paratek Pharmaceuticals, Inc. *(a)	17,405	53,694
PDL BioPharma, Inc. *	83,810	236,344
PerkinElmer, Inc.	36,957	3,176,824
Perrigo Co., plc	45,945	2,436,004
Pfenex, Inc. *	8,600	79,292
Pfizer, Inc.	1,867,433	71,653,404
PhaseBio Pharmaceuticals, Inc. *	8,241	33,870
Phibro Animal Health Corp., Class A	6,184	148,169
Pieris Pharmaceuticals, Inc. *	19,437	64,336
PolarityTE, Inc. *(a)	4,800	13,008
Portola Pharmaceuticals, Inc. *	22,854	660,709
PRA Health Sciences, Inc. *	21,009	2,052,789
Prestige Consumer Healthcare, Inc. *	16,079	570,161
Principia Biopharma, Inc. *	7,815	275,948
Progenics Pharmaceuticals, Inc. *	22,368	118,774
Security	Number of Shares	Value ($)
Protagonist Therapeutics, Inc. *	4,920	66,174
Proteostasis Therapeutics, Inc. *	7,700	6,391
Prothena Corp. plc *	14,018	127,564
Provention Bio, Inc. *(a)	8,170	53,023
PTC Therapeutics, Inc. *	20,805	850,716
Puma Biotechnology, Inc. *	12,061	82,015
Quanterix Corp. *	4,871	101,560
Ra Pharmaceuticals, Inc. *	12,677	596,706
Radius Health, Inc. *	14,153	402,511
Reata Pharmaceuticals, Inc., Class A *	8,042	1,657,295
Recro Pharma, Inc. *	5,876	92,664
Regeneron Pharmaceuticals, Inc. *	26,937	8,250,264
REGENXBIO, Inc. *	10,013	357,364
Repligen Corp. *	15,368	1,221,602
Replimune Group, Inc. *	3,655	62,135
resTORbio, Inc. *	5,465	39,621
Retrophin, Inc. *	17,035	204,420
Revance Therapeutics, Inc. *	17,210	269,509
Rhythm Pharmaceuticals, Inc. *	14,084	300,271
Rigel Pharmaceuticals, Inc. *	48,200	98,810
Rocket Pharmaceuticals, Inc. *	10,739	156,145
Rubius Therapeutics, Inc. *(a)	14,159	125,166
Sage Therapeutics, Inc. *	17,507	2,374,825
Sangamo Therapeutics, Inc. *	39,121	354,045
Sarepta Therapeutics, Inc. *	24,245	2,013,790
Savara, Inc. *	8,700	7,674
Scholar Rock Holding Corp. *	7,746	71,650
Seattle Genetics, Inc. *	38,346	4,118,360
Selecta Biosciences, Inc. *	14,661	21,552
Seres Therapeutics, Inc. *	26,451	92,578
Sesen Bio, Inc. *	11,000	13,420
SIGA Technologies, Inc. *	12,274	68,121
Sorrento Therapeutics, Inc. *(a)	31,000	47,120
Spark Therapeutics, Inc. *	12,162	1,327,726
Spectrum Pharmaceuticals, Inc. *	35,369	274,463
Spero Therapeutics, Inc. *	3,823	41,938
Spring Bank Pharmaceuticals, Inc. *	3,900	11,583
Stemline Therapeutics, Inc. *	19,996	199,960
Stoke Therapeutics, Inc. *	3,770	106,842
Supernus Pharmaceuticals, Inc. *	16,821	467,456
Syndax Pharmaceuticals, Inc. *	8,335	56,011
Syneos Health, Inc. *	21,529	1,079,679
Synlogic, Inc. *	4,700	10,058
Synthorx, Inc. *	3,342	45,919
Syros Pharmaceuticals, Inc. *	8,677	44,903
T2 Biosystems, Inc. *(a)	9,688	23,736
TCR2 Therapeutics, Inc. *	5,730	71,224
Teligent, Inc. *	12,899	8,113
TG Therapeutics, Inc. *	20,100	137,283
The Medicines Co. *	25,258	1,325,792
TherapeuticsMD, Inc. *(a)	66,164	175,996
Theravance Biopharma, Inc. *	13,214	213,010
Thermo Fisher Scientific, Inc.	135,411	40,891,414
Tocagen, Inc. *	5,300	3,342
Translate Bio, Inc. *	12,674	115,904
Trevena, Inc. *	31,860	30,586
Tricida, Inc. *	9,420	352,402
Turning Point Therapeutics, Inc. *	6,021	230,966
Twist Bioscience Corp. *	7,295	173,767
Tyme Technologies, Inc. *(a)	21,100	28,063
Ultragenyx Pharmaceutical, Inc. *	18,883	757,964
United Therapeutics Corp. *	14,277	1,282,646
UNITY Biotechnology, Inc. *	12,594	78,587
Urovant Sciences Ltd. *(a)	3,443	32,846
Vanda Pharmaceuticals, Inc. *	15,429	208,446
VBI Vaccines, Inc. *	26,272	15,369
Veracyte, Inc. *	16,005	366,995
Vericel Corp. *	16,052	254,745

48
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Verrica Pharmaceuticals, Inc. *	7,095	95,924
Vertex Pharmaceuticals, Inc. *	87,320	17,069,314
Viking Therapeutics, Inc. *(a)	27,321	176,767
Voyager Therapeutics, Inc. *	7,809	120,180
Waters Corp. *	22,391	4,738,383
WaVe Life Sciences Ltd. *	6,065	153,384
X4 Pharmaceuticals, Inc. *	6,559	80,348
XBiotech, Inc. *(a)	6,000	65,220
Xencor, Inc. *	16,064	549,549
Xeris Pharmaceuticals, Inc. *	12,101	98,986
XOMA Corp. *(a)	3,029	58,429
Y-mAbs Therapeutics, Inc. *	3,055	95,163
ZIOPHARM Oncology, Inc. *(a)	53,154	224,310
Zoetis, Inc.	161,141	20,613,157
Zogenix, Inc. *	13,052	582,772
Zynerba Pharmaceuticals, Inc. *(a)	9,398	72,928
		775,133,802

Real Estate 4.2%
Acadia Realty Trust	30,302	847,850
Agree Realty Corp.	13,966	1,100,102
Alexander & Baldwin, Inc.	25,298	594,756
Alexander's, Inc.	799	275,975
Alexandria Real Estate Equities, Inc.	37,887	6,014,561
Altisource Portfolio Solutions S.A. *	3,227	57,441
American Assets Trust, Inc.	15,636	765,539
American Campus Communities, Inc.	46,902	2,344,162
American Finance Trust, Inc.	38,891	575,587
American Homes 4 Rent, Class A	84,262	2,230,415
American Tower Corp.	149,522	32,607,758
Americold Realty Trust	63,966	2,564,397
Apartment Investment & Management Co., Class A	49,579	2,720,896
Apple Hospitality REIT, Inc.	68,202	1,123,969
Armada Hoffler Properties, Inc.	16,153	302,707
Ashford Hospitality Trust, Inc.	26,337	71,900
AvalonBay Communities, Inc.	47,022	10,234,809
Bluerock Residential Growth REIT, Inc.	7,000	84,140
Boston Properties, Inc.	48,291	6,625,525
Braemar Hotels & Resorts, Inc.	9,906	91,432
Brandywine Realty Trust	56,616	865,092
Brixmor Property Group, Inc.	99,589	2,192,950
BRT Apartments Corp.	3,343	55,828
Camden Property Trust	32,638	3,732,808
CareTrust REIT, Inc.	33,592	814,270
CatchMark Timber Trust, Inc., Class A	18,210	208,869
CBL & Associates Properties, Inc.	72,502	104,403
CBRE Group, Inc., Class A *	112,839	6,042,528
Cedar Realty Trust, Inc.	24,073	80,404
Chatham Lodging Trust	15,396	277,898
City Office REIT, Inc.	14,341	194,177
Clipper Realty, Inc.	4,400	42,416
Colony Capital, Inc.	172,207	964,359
Columbia Property Trust, Inc.	41,944	860,691
Community Healthcare Trust, Inc.	5,328	257,982
Consolidated-Tomoka Land Co.	2,000	127,940
CoreCivic, Inc.	39,234	598,711
CorEnergy Infrastructure Trust, Inc.	3,676	177,073
CorePoint Lodging, Inc.	11,164	109,965
CoreSite Realty Corp.	12,735	1,496,363
Corporate Office Properties Trust	36,405	1,079,044
Cousins Properties, Inc.	49,980	2,005,697
Crown Castle International Corp.	140,585	19,511,792
CubeSmart	63,765	2,021,351
CyrusOne, Inc.	38,670	2,756,398
DiamondRock Hospitality Co.	64,994	648,640
Digital Realty Trust, Inc.	70,680	8,979,187
Security	Number of Shares	Value ($)
Douglas Emmett, Inc.	54,925	2,379,351
Duke Realty Corp.	122,583	4,307,567
Easterly Government Properties, Inc.	26,264	586,212
EastGroup Properties, Inc.	12,483	1,672,098
Empire State Realty Trust, Inc., Class A	51,702	748,128
EPR Properties	25,895	2,014,372
Equinix, Inc.	28,697	16,264,886
Equity Commonwealth	40,393	1,299,847
Equity LifeStyle Properties, Inc.	61,318	4,288,581
Equity Residential	117,002	10,373,397
Essential Properties Realty Trust, Inc.	27,249	699,209
Essex Property Trust, Inc.	22,209	7,265,230
eXp World Holdings, Inc. *(a)	10,600	95,082
Extra Space Storage, Inc.	43,087	4,837,377
Farmland Partners, Inc. (a)	14,823	99,314
Federal Realty Investment Trust	23,552	3,203,308
First Industrial Realty Trust, Inc.	41,020	1,727,352
Forestar Group, Inc. *	8,763	164,569
Four Corners Property Trust, Inc.	23,222	665,310
Franklin Street Properties Corp.	34,230	294,378
Front Yard Residential Corp.	16,297	201,594
FRP Holdings, Inc. *	2,400	124,272
Gaming & Leisure Properties, Inc.	69,537	2,806,513
Getty Realty Corp.	10,767	361,125
Gladstone Commercial Corp.	10,000	235,600
Gladstone Land Corp.	4,200	50,232
Global Medical REIT, Inc.	15,239	184,392
Global Net Lease, Inc.	25,740	501,415
Griffin Industrial Realty, Inc.	1,332	52,454
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	22,350	667,371
HCP, Inc.	165,464	6,224,756
Healthcare Realty Trust, Inc.	44,672	1,553,245
Healthcare Trust of America, Inc., Class A	70,224	2,176,944
Hersha Hospitality Trust	12,806	176,723
Highwoods Properties, Inc.	34,596	1,619,093
Host Hotels & Resorts, Inc.	243,318	3,987,982
Hudson Pacific Properties, Inc.	54,728	1,965,830
Independence Realty Trust, Inc.	29,685	457,149
Industrial Logistics Properties Trust	24,598	522,462
Innovative Industrial Properties, Inc. (a)	3,735	283,860
Investors Real Estate Trust	3,746	283,460
Invitation Homes, Inc.	160,026	4,927,201
Iron Mountain, Inc.	99,106	3,250,677
iStar, Inc.	19,869	258,496
JBG SMITH Properties	39,120	1,574,971
Jernigan Capital, Inc.	8,486	161,149
Jones Lang LaSalle, Inc.	16,913	2,478,093
Kennedy-Wilson Holdings, Inc.	41,765	961,013
Kilroy Realty Corp.	30,793	2,584,456
Kimco Realty Corp.	143,218	3,087,780
Kite Realty Group Trust	25,983	463,017
Lamar Advertising Co., Class A	28,722	2,298,047
Lexington Realty Trust	84,044	914,399
Liberty Property Trust	52,143	3,080,087
Life Storage, Inc.	15,690	1,708,955
LTC Properties, Inc.	12,155	630,237
Mack-Cali Realty Corp.	32,057	686,661
Marcus & Millichap, Inc. *	8,253	294,797
Maui Land & Pineapple Co., Inc. *	3,129	32,197
Medical Properties Trust, Inc.	152,835	3,168,270
Mid-America Apartment Communities, Inc.	38,619	5,367,655
Monmouth Real Estate Investment Corp.	32,076	483,706
National Health Investors, Inc.	15,304	1,312,930
National Retail Properties, Inc.	58,608	3,452,597
National Storage Affiliates Trust	19,731	674,208

49
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
New Century Financial Corp. *(c)	3,600	—
New Senior Investment Group, Inc.	31,775	223,696
Newmark Group, Inc., Class A	51,828	550,413
NexPoint Residential Trust, Inc.	8,829	430,590
Office Properties Income Trust	15,045	479,635
Omega Healthcare Investors, Inc.	73,328	3,229,365
One Liberty Properties, Inc.	6,071	172,477
Outfront Media, Inc.	49,316	1,297,504
Paramount Group, Inc.	68,880	927,814
Park Hotels & Resorts, Inc.	80,018	1,860,419
Pebblebrook Hotel Trust	43,324	1,113,860
Pennsylvania Real Estate Investment Trust (a)	18,917	104,422
Physicians Realty Trust	61,530	1,148,765
Piedmont Office Realty Trust, Inc., Class A	45,430	1,019,449
Plymouth Industrial REIT, Inc.	2,889	54,487
PotlatchDeltic Corp.	24,056	1,021,658
Preferred Apartment Communities, Inc., Class A	15,145	216,876
Prologis, Inc.	213,332	18,722,016
PS Business Parks, Inc.	6,633	1,197,588
Public Storage	50,831	11,328,197
QTS Realty Trust, Inc., Class A	20,188	1,081,875
Rafael Holdings, Inc., Class B *	3,200	55,584
Rayonier, Inc.	44,038	1,188,145
RE/MAX Holdings, Inc., Class A	6,136	205,249
Realogy Holdings Corp. (a)	39,454	310,898
Realty Income Corp.	106,881	8,741,797
Redfin Corp. *	29,547	513,822
Regency Centers Corp.	56,115	3,773,173
Retail Opportunity Investments Corp.	40,733	760,281
Retail Properties of America, Inc., Class A	70,408	968,814
Retail Value, Inc.	4,749	173,861
Rexford Industrial Realty, Inc.	37,111	1,784,668
RLJ Lodging Trust	59,027	968,633
RPT Realty	25,122	364,269
Ryman Hospitality Properties, Inc.	17,318	1,457,656
Sabra Health Care REIT, Inc.	62,473	1,536,836
Safehold, Inc.	2,548	88,110
Saul Centers, Inc.	4,700	251,638
SBA Communications Corp.	38,457	9,254,677
Senior Housing Properties Trust	84,248	836,161
Seritage Growth Properties, Class A	12,504	543,799
Service Properties Trust	55,854	1,413,106
Simon Property Group, Inc.	103,918	15,658,364
SITE Centers Corp.	46,256	718,356
SL Green Realty Corp.	28,083	2,347,739
Sotherly Hotels, Inc.	6,858	44,166
Spirit Realty Capital, Inc.	30,793	1,534,723
STAG Industrial, Inc.	40,540	1,258,362
STORE Capital Corp.	72,256	2,926,368
Stratus Properties, Inc. *	3,398	93,717
Summit Hotel Properties, Inc.	33,342	408,773
Sun Communities, Inc.	30,410	4,946,186
Sunstone Hotel Investors, Inc.	72,757	982,947
Tanger Factory Outlet Centers, Inc. (a)	34,601	557,768
Taubman Centers, Inc.	21,237	759,860
Tejon Ranch Co. *	8,332	133,979
Terreno Realty Corp.	22,206	1,252,640
The GEO Group, Inc.	39,008	593,702
The Howard Hughes Corp. *	14,321	1,601,374
The Macerich Co.	38,110	1,048,025
The RMR Group, Inc., Class A	5,078	245,775
The St. Joe Co. *	12,244	227,126
Transcontinental Realty Investors, Inc. *	1,319	41,601
Trinity Place Holdings, Inc. *	12,207	48,584
Security	Number of Shares	Value ($)
UDR, Inc.	97,862	4,917,565
UMH Properties, Inc.	10,800	161,244
Uniti Group, Inc.	70,885	490,524
Universal Health Realty Income Trust	4,004	477,397
Urban Edge Properties	39,017	823,649
Urstadt Biddle Properties, Inc., Class A	9,781	237,972
Ventas, Inc.	125,224	8,152,082
VEREIT, Inc.	354,631	3,489,569
VICI Properties, Inc.	155,390	3,659,434
Vornado Realty Trust	52,977	3,476,881
Washington Prime Group, Inc. (a)	74,197	313,111
Washington Real Estate Investment Trust	29,116	903,178
Weingarten Realty Investors	39,698	1,259,618
Welltower, Inc.	137,323	12,453,823
Weyerhaeuser Co.	253,160	7,394,804
Whitestone REIT	10,368	147,640
WP Carey, Inc.	58,254	5,362,863
Xenia Hotels & Resorts, Inc.	39,629	834,190
		432,072,358

Retailing 5.9%
1-800-Flowers.com, Inc., Class A *	7,004	99,877
Aaron's, Inc.	22,333	1,673,412
Abercrombie & Fitch Co., Class A	21,254	344,102
Advance Auto Parts, Inc.	24,287	3,946,152
Amazon.com, Inc. *	140,295	249,256,515
America's Car-Mart, Inc. *	2,683	244,126
American Eagle Outfitters, Inc.	53,009	815,278
Asbury Automotive Group, Inc. *	6,190	638,375
Ascena Retail Group, Inc. *	50,000	17,610
At Home Group, Inc. *	19,985	170,272
AutoNation, Inc. *	20,397	1,037,187
AutoZone, Inc. *	8,290	9,486,910
Barnes & Noble Education, Inc. *	22,732	93,429
Bed Bath & Beyond, Inc. (a)	44,734	612,856
Best Buy Co., Inc.	78,908	5,667,962
Big 5 Sporting Goods Corp. (a)	12,274	39,277
Big Lots, Inc.	12,897	279,478
Blue Apron Holdings, Inc. *(a)	3,119	22,332
Booking Holdings, Inc. *	14,371	29,442,874
Boot Barn Holdings, Inc. *	8,400	294,420
Build-A-Bear Workshop, Inc. *	6,224	21,660
Burlington Stores, Inc. *	22,357	4,296,345
Caleres, Inc.	13,090	281,697
Camping World Holdings, Inc., Class A (a)	12,348	116,689
CarMax, Inc. *	55,280	5,150,438
Carvana Co. *	16,728	1,356,306
Chewy, Inc. *(a)	19,040	469,717
Chico's FAS, Inc.	43,544	149,791
Citi Trends, Inc.	3,906	69,722
Conn's, Inc. *	7,143	172,789
Core-Mark Holding Co., Inc.	15,301	466,987
Designer Brands, Inc.	21,162	349,173
Destination XL Group, Inc. *	18,114	26,265
Dick's Sporting Goods, Inc.	21,411	833,530
Dillard's, Inc., Class A (a)	3,769	259,986
Dollar General Corp.	86,627	13,889,773
Dollar Tree, Inc. *	80,164	8,850,106
Duluth Holdings, Inc., Class B *	2,900	26,796
eBay, Inc.	267,527	9,430,327
Etsy, Inc. *	41,712	1,855,767
Expedia Group, Inc.	47,483	6,489,027
Express, Inc. *	20,816	67,028
Five Below, Inc. *	18,549	2,320,665
Floor & Decor Holdings, Inc., Class A *	23,257	1,065,868
Foot Locker, Inc.	37,189	1,618,093

50
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Funko, Inc., Class A *	7,067	127,206
GameStop Corp., Class A (a)	31,567	171,724
Genesco, Inc. *	5,704	221,600
Genuine Parts Co.	49,303	5,057,502
GNC Holdings, Inc., Class A *(a)	36,061	95,201
Group 1 Automotive, Inc.	5,612	558,057
Groupon, Inc. *	143,303	398,382
GrubHub, Inc. *	30,435	1,036,616
Guess?, Inc.	15,095	252,841
Haverty Furniture Cos., Inc.	5,712	103,616
Hibbett Sports, Inc. *	5,715	136,360
J. Jill, Inc. (a)	6,408	11,086
J.C. Penney Co., Inc. *	104,289	104,289
Kirkland's, Inc. *	5,229	8,262
Kohl's Corp.	52,824	2,707,758
L Brands, Inc.	78,262	1,333,584
Lands' End, Inc. *	5,100	61,557
Liquidity Services, Inc. *	10,485	68,048
Lithia Motors, Inc., Class A	7,756	1,221,415
LKQ Corp. *	105,959	3,601,546
Lowe's Cos., Inc.	260,702	29,096,950
Lumber Liquidators Holdings, Inc. *	7,615	70,286
Macy's, Inc.	103,028	1,561,904
MarineMax, Inc. *	6,661	102,912
Monro, Inc.	11,231	787,405
Murphy USA, Inc. *	10,535	1,242,393
National Vision Holdings, Inc. *	26,191	623,346
Nordstrom, Inc.	37,424	1,343,522
O'Reilly Automotive, Inc. *	25,826	11,247,481
Office Depot, Inc.	201,581	415,257
Ollie's Bargain Outlet Holdings, Inc. *	17,761	1,134,573
Overstock.com, Inc. *	11,102	116,904
Party City Holdco, Inc. *	16,146	90,741
Penske Automotive Group, Inc.	12,486	608,318
PetMed Express, Inc. (a)	5,544	129,813
Pier 1 Imports, Inc. *	1,811	10,196
Pool Corp.	13,486	2,796,996
Quotient Technology, Inc. *	23,785	204,789
Qurate Retail, Inc. Class A *	133,197	1,270,699
Remark Holdings, Inc. *	14,578	10,496
Rent-A-Center, Inc.	18,166	469,954
Revolve Group, Inc. *(a)	5,247	108,928
RH *	5,262	956,105
Ross Stores, Inc.	123,378	13,530,865
RTW RetailWinds, Inc. *	15,491	22,927
Sally Beauty Holdings, Inc. *	38,688	599,664
Shoe Carnival, Inc.	4,036	133,955
Shutterstock, Inc. *	6,548	265,718
Signet Jewelers Ltd.	17,080	273,963
Sleep Number Corp. *	10,441	502,421
Sonic Automotive, Inc., Class A	7,037	226,802
Sportsman's Warehouse Holdings, Inc. *	10,300	70,143
Stamps.com, Inc. *	5,751	485,557
Stitch Fix, Inc., Class A *	7,900	180,594
Tailored Brands, Inc. (a)	15,557	72,184
Target Corp.	172,686	18,461,860
The Buckle, Inc.	7,969	166,711
The Cato Corp., Class A	7,100	124,179
The Children's Place, Inc.	5,680	465,249
The Container Store Group, Inc. *	6,755	28,506
The Gap, Inc.	70,685	1,149,338
The Home Depot, Inc.	369,415	86,657,371
The Michaels Cos., Inc. *	23,490	205,068
The RealReal Inc *(a)	6,281	145,154
The Rubicon Project, Inc. *	13,000	110,500
The TJX Cos., Inc.	408,209	23,533,249
Tiffany & Co.	37,129	4,622,932
Tile Shop Holdings, Inc.	13,900	23,352
Security	Number of Shares	Value ($)
Tilly's, Inc., Class A	8,425	86,440
Tractor Supply Co.	40,833	3,879,952
Tuesday Morning Corp. *	19,035	25,888
Ulta Salon, Cosmetics & Fragrance, Inc. *	19,700	4,593,055
Urban Outfitters, Inc. *	22,644	649,883
Waitr Holdings, Inc. *(a)	19,879	8,643
Wayfair, Inc., Class A *	21,468	1,765,314
Weyco Group, Inc.	3,066	75,638
Williams-Sonoma, Inc.	26,805	1,790,306
Winmark Corp.	768	138,240
Zumiez, Inc. *	8,343	266,225
		600,831,453

Semiconductors & Semiconductor Equipment 3.9%
ACM Research, Inc., Class A *	3,856	48,547
Adesto Technologies Corp. *	7,400	67,784
Advanced Energy Industries, Inc. *	12,244	723,620
Advanced Micro Devices, Inc. *	365,571	12,403,824
Alpha & Omega Semiconductor Ltd. *	6,543	85,452
Ambarella, Inc. *	10,609	558,352
Amkor Technology, Inc. *	33,795	420,072
Analog Devices, Inc.	125,698	13,403,178
Applied Materials, Inc.	312,984	16,982,512
Axcelis Technologies, Inc. *	11,082	212,442
AXT, Inc. *	23,470	73,226
Broadcom, Inc.	134,617	39,422,588
Brooks Automation, Inc.	23,744	1,008,408
Cabot Microelectronics Corp.	9,760	1,474,931
CEVA, Inc. *	9,239	251,486
Cirrus Logic, Inc. *	18,917	1,285,599
Cohu, Inc.	12,667	210,526
Cree, Inc. *	35,436	1,691,360
CyberOptics Corp. *	2,095	38,506
Cypress Semiconductor Corp.	124,915	2,906,772
Diodes, Inc. *	15,037	701,476
DSP Group, Inc. *	6,300	93,933
Enphase Energy, Inc. *(a)	25,967	504,539
Entegris, Inc.	47,011	2,256,528
Everspin Technologies, Inc. *	5,399	31,584
First Solar, Inc. *	25,270	1,308,733
FormFactor, Inc. *	27,482	599,932
GSI Technology, Inc. *	8,500	66,470
Ichor Holdings Ltd. *	8,793	255,964
Impinj, Inc. *	5,438	178,883
Inphi Corp. *	15,346	1,103,071
Intel Corp.	1,495,417	84,535,923
inTEST Corp. *	4,258	20,438
KLA Corp.	53,706	9,078,462
Kopin Corp. *	19,600	10,917
Kulicke & Soffa Industries, Inc.	20,470	486,060
Lam Research Corp.	48,649	13,185,825
Lattice Semiconductor Corp. *	43,433	850,853
MACOM Technology Solutions Holdings, Inc. *	16,799	382,009
Marvell Technology Group Ltd.	221,370	5,399,214
Maxim Integrated Products, Inc.	90,591	5,314,068
MaxLinear, Inc. *	20,732	393,079
Microchip Technology, Inc.	80,647	7,604,208
Micron Technology, Inc. *	373,603	17,764,823
MKS Instruments, Inc.	18,138	1,962,894
Monolithic Power Systems, Inc.	13,712	2,055,703
NeoPhotonics Corp. *	20,928	137,706
NVE Corp.	1,664	103,584
NVIDIA Corp.	205,823	41,374,540
ON Semiconductor Corp. *	136,526	2,785,130
Onto Innovation, Inc. *	15,214	489,891
PDF Solutions, Inc. *	9,699	156,736

51
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Photronics, Inc. *	20,293	239,457
Pixelworks, Inc. *	8,973	34,905
Power Integrations, Inc.	9,512	866,638
Qorvo, Inc. *	40,035	3,237,230
QUALCOMM, Inc.	410,780	33,043,143
QuickLogic Corp. *	61,286	22,167
Rambus, Inc. *	42,063	582,362
Semtech Corp. *	22,349	1,127,731
Silicon Laboratories, Inc. *	14,888	1,581,701
Skyworks Solutions, Inc.	57,501	5,236,041
SMART Global Holdings, Inc. *	3,678	109,237
SolarEdge Technologies, Inc. *	16,645	1,414,159
SunPower Corp. *	22,805	199,772
Synaptics, Inc. *	10,518	442,913
Teradyne, Inc.	56,736	3,473,378
Texas Instruments, Inc.	314,988	37,165,434
Ultra Clean Holdings, Inc. *	13,767	294,201
Universal Display Corp.	14,270	2,856,569
Veeco Instruments, Inc. *	22,345	304,786
Xilinx, Inc.	84,877	7,701,739
Xperi Corp.	19,230	390,465
		394,786,389

Software & Services 12.1%
2U, Inc. *	20,000	358,500
8x8, Inc. *	35,704	689,801
A10 Networks, Inc. *	15,072	111,985
Accenture plc, Class A	214,620	39,794,840
ACI Worldwide, Inc. *	40,243	1,263,228
Adobe, Inc. *	164,312	45,667,234
Agilysys, Inc. *	8,873	223,511
Akamai Technologies, Inc. *	56,257	4,866,231
Alarm.com Holdings, Inc. *	11,765	581,191
Alliance Data Systems Corp.	14,005	1,400,500
Altair Engineering, Inc., Class A *	13,212	487,126
Alteryx, Inc., Class A *	15,488	1,417,152
American Software, Inc., Class A	9,461	153,363
Anaplan, Inc. *	28,220	1,331,984
ANSYS, Inc. *	28,388	6,249,618
Appfolio, Inc., Class A *	4,467	434,326
Appian Corp. *	11,341	506,262
Aspen Technology, Inc. *	22,986	2,645,918
Asure Software, Inc. *	7,413	66,976
Autodesk, Inc. *	74,466	10,973,310
Automatic Data Processing, Inc.	146,522	23,770,264
Avalara, Inc. *	22,098	1,568,958
Avaya Holdings Corp. *	34,372	415,557
Benefitfocus, Inc. *	12,031	273,525
Black Knight, Inc. *	50,057	3,213,659
Blackbaud, Inc.	17,002	1,427,318
Blackline, Inc. *	13,693	640,011
Booz Allen Hamilton Holding Corp.	47,050	3,310,909
Bottomline Technologies (de), Inc. *	13,177	539,598
Box, Inc., Class A *	46,681	789,843
Brightcove, Inc. *	15,409	146,540
Broadridge Financial Solutions, Inc.	38,342	4,801,185
CACI International, Inc., Class A *	8,354	1,869,208
Cadence Design Systems, Inc. *	93,754	6,126,824
Carbonite, Inc. *	9,694	166,446
Cardtronics plc, Class A *	12,687	434,657
Cass Information Systems, Inc.	3,769	216,001
CDK Global, Inc.	42,540	2,149,972
Cerence, Inc. *	11,892	184,326
Ceridian HCM Holding, Inc. *	30,122	1,453,387
ChannelAdvisor Corp. *	6,900	64,929
Cision Ltd. *	37,691	379,548
Citrix Systems, Inc.	41,202	4,485,250
Security	Number of Shares	Value ($)
Cloudera, Inc. *	84,232	714,287
Cognizant Technology Solutions Corp., Class A	186,730	11,379,326
CommVault Systems, Inc. *	13,742	682,565
Conduent, Inc. *	60,525	374,045
CoreLogic, Inc. *	27,679	1,120,723
Cornerstone OnDemand, Inc. *	18,618	1,090,456
Coupa Software, Inc. *	20,649	2,839,031
Crowdstrike Holdings, Inc. *(a)	7,185	358,603
CSG Systems International, Inc.	10,871	626,604
Digimarc Corp. *	4,511	160,592
Digital Turbine, Inc. *	18,000	125,820
DocuSign, Inc. *	41,517	2,748,010
Domo, Inc., Class B *	8,618	138,577
Dropbox, Inc., Class A *	72,513	1,437,208
DXC Technology Co.	90,081	2,492,541
Dynatrace, Inc. *	12,759	258,115
Ebix, Inc.	6,724	286,644
eGain Corp. *	7,634	57,446
Elastic N.V. *	10,561	760,498
Endurance International Group Holdings, Inc. *	22,190	86,985
Envestnet, Inc. *	18,797	1,174,625
EPAM Systems, Inc. *	18,312	3,222,180
Euronet Worldwide, Inc. *	18,246	2,555,717
Everbridge, Inc. *	11,385	791,371
EVERTEC, Inc.	19,361	592,253
Evo Payments, Inc., Class A *	11,170	317,563
ExlService Holdings, Inc. *	11,709	815,298
Fair Isaac Corp. *	9,776	2,972,295
Fastly, Inc. *(a)	4,824	96,576
Fidelity National Information Services, Inc.	207,566	27,348,896
Finjan Holdings, Inc. *	6,437	12,359
FireEye, Inc. *	74,806	1,184,927
Fiserv, Inc. *	192,389	20,420,168
Five9, Inc. *	20,826	1,156,051
FleetCor Technologies, Inc. *	29,519	8,685,080
ForeScout Technologies, Inc. *	13,060	401,726
Fortinet, Inc. *	47,785	3,897,345
Gartner, Inc. *	30,835	4,751,057
Genpact Ltd.	51,414	2,013,886
Global Payments, Inc.	101,953	17,248,409
GlobalSCAPE, Inc.	3,901	37,840
GoDaddy, Inc., Class A *	60,534	3,936,526
GreenSky, Inc., Class A *(a)	12,400	94,860
GTT Communications, Inc. *(a)	11,441	86,151
GTY Technology Holdings, Inc. *	16,630	86,642
Guidewire Software, Inc. *	27,443	3,093,924
HubSpot, Inc. *	13,589	2,107,654
I3 Verticals, Inc., Class A *	5,840	119,428
Information Services Group, Inc. *	16,112	34,802
Instructure, Inc. *	12,310	575,246
Intelligent Systems Corp. *(a)	2,218	100,187
Internap Corp. *(a)	9,578	22,796
International Business Machines Corp.	298,866	39,967,350
International Money Express, Inc. *	6,533	100,086
Intuit, Inc.	87,647	22,569,102
j2 Global, Inc.	15,865	1,506,540
Jack Henry & Associates, Inc.	26,018	3,683,108
KBR, Inc.	46,622	1,312,876
Leidos Holdings, Inc.	45,067	3,886,127
Limelight Networks, Inc. *	37,860	159,769
LivePerson, Inc. *	20,467	840,170
LiveRamp Holdings, Inc. *	23,402	914,784
LogMeIn, Inc.	16,384	1,076,101
Manhattan Associates, Inc. *	21,857	1,638,182
ManTech International Corp., Class A	8,531	675,485

52
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Mastercard, Inc., Class A	301,186	83,371,297
MAXIMUS, Inc.	21,433	1,644,768
Medallia, Inc. *	5,812	169,013
Microsoft Corp.	2,577,886	369,591,516
MicroStrategy, Inc., Class A *	2,864	438,908
Mitek Systems, Inc. *	10,165	97,991
MobileIron, Inc. *	31,619	197,935
Model N, Inc. *	7,661	228,221
MoneyGram International, Inc. *(a)	19,116	75,699
MongoDB, Inc. *	11,655	1,489,159
NetSol Technologies, Inc. *	5,701	29,702
New Relic, Inc. *	18,228	1,167,686
NIC, Inc.	21,419	503,775
Nuance Communications, Inc. *	95,139	1,552,668
Nutanix, Inc., Class A *	49,603	1,449,400
Okta, Inc. *	35,704	3,894,235
OneSpan, Inc. *	9,000	168,390
Oracle Corp.	743,579	40,517,620
Pagerduty, Inc. *	3,384	77,798
Palo Alto Networks, Inc. *	32,579	7,408,139
Park City Group, Inc. *(a)	5,812	31,675
Paychex, Inc.	108,293	9,057,627
Paycom Software, Inc. *	16,442	3,477,976
Paylocity Holding Corp. *	12,076	1,238,998
PayPal Holdings, Inc. *	397,921	41,423,576
Paysign, Inc. *(a)	12,225	131,786
Pegasystems, Inc.	13,316	1,001,496
Perficient, Inc. *	10,300	403,760
Perspecta, Inc.	47,635	1,264,233
PFSweb, Inc. *	7,732	24,124
Pivotal Software, Inc., Class A *	25,842	386,855
Pluralsight, Inc., Class A *	28,161	509,151
Presidio, Inc.	14,732	244,551
PRGX Global, Inc. *	6,500	32,500
Progress Software Corp.	15,976	637,123
Proofpoint, Inc. *	18,969	2,188,454
PROS Holdings, Inc. *	12,461	638,502
PTC, Inc. *	36,344	2,431,777
Q2 Holdings, Inc. *	14,102	1,008,152
QAD, Inc., Class A	3,753	174,439
Qualys, Inc. *	11,618	991,364
Rapid7, Inc. *	14,555	729,060
RealNetworks, Inc. *	13,613	22,053
RealPage, Inc. *	27,075	1,639,391
Repay Holdings Corp. *	11,120	149,342
RingCentral, Inc., Class A *	24,909	4,023,302
Sabre Corp.	94,261	2,213,248
SailPoint Technologies Holding, Inc. *	29,216	565,622
salesforce.com, Inc. *	296,646	46,422,133
Science Applications International Corp.	17,418	1,439,075
SecureWorks Corp., Class A *	2,900	35,264
ServiceNow, Inc. *	63,386	15,672,822
ServiceSource International, Inc. *	26,733	33,416
SharpSpring, Inc. *	3,003	30,601
ShotSpotter, Inc. *	2,300	46,460
Slack Technologies, Inc. Class A *(a)	14,367	316,074
Smartsheet, Inc., Class A *	28,529	1,124,043
SolarWinds Corp. *	23,132	438,351
Splunk, Inc. *	51,567	6,185,977
SPS Commerce, Inc. *	11,316	597,145
Square, Inc., Class A *	116,702	7,169,004
SS&C Technologies Holdings, Inc.	73,755	3,835,998
StarTek, Inc. *	5,834	37,921
Steel Connect, Inc. *	18,290	28,532
SVMK, Inc. *	30,524	561,642
Switch, Inc., Class A	16,791	248,003
Sykes Enterprises, Inc. *	12,854	397,124
Symantec Corp.	190,564	4,360,104
Security	Number of Shares	Value ($)
Synchronoss Technologies, Inc. *	15,860	95,160
Synopsys, Inc. *	50,430	6,845,872
Telaria, Inc. *	8,914	67,479
Telenav, Inc. *	9,800	46,158
Tenable Holdings, Inc. *	14,600	367,920
Teradata Corp. *	39,683	1,187,712
The Hackett Group, Inc.	8,738	147,760
The Trade Desk, Inc., Class A *	13,042	2,618,834
The Western Union Co.	143,151	3,587,364
TiVo Corp.	38,279	311,591
TTEC Holdings, Inc.	4,849	229,697
Twilio, Inc., Class A *	40,639	3,924,102
Tyler Technologies, Inc. *	13,031	3,499,084
Unisys Corp. *	15,300	156,978
Upland Software, Inc. *	6,900	258,612
Varonis Systems, Inc. *	9,890	707,630
Verint Systems, Inc. *	22,552	1,023,635
VeriSign, Inc. *	34,798	6,612,316
Verra Mobility Corp. *	41,043	588,967
VirnetX Holding Corp. *(a)	14,945	87,428
Virtusa Corp. *	9,272	345,660
Visa, Inc., Class A	582,652	104,213,137
VMware, Inc., Class A	26,336	4,168,199
WEX, Inc. *	14,750	2,790,405
Workday, Inc., Class A *	54,434	8,827,017
Workiva, Inc. *	11,965	498,582
Yext, Inc. *	32,885	541,287
Zendesk, Inc. *	36,756	2,596,811
Zix Corp. *	17,000	112,370
Zoom Video Communications, Inc. *	7,996	558,840
Zscaler, Inc. *	21,610	950,408
Zuora, Inc., Class A *	24,237	345,377
		1,231,678,703

Technology Hardware & Equipment 5.7%
3D Systems Corp. *	36,503	346,413
Acacia Communications, Inc. *	12,609	827,907
ADTRAN, Inc.	15,268	134,511
Airgain, Inc. *	3,401	38,669
Akoustis Technologies, Inc. *(a)	7,703	62,934
Amphenol Corp., Class A	100,402	10,073,333
Anixter International, Inc. *	10,581	875,578
Apple, Inc.	1,434,285	356,792,737
Applied Optoelectronics, Inc. *(a)	6,000	56,160
Arista Networks, Inc. *	18,220	4,456,065
Arlo Technologies, Inc. *	21,716	74,052
Arrow Electronics, Inc. *	28,196	2,235,379
AstroNova, Inc.	1,900	30,134
Avid Technology, Inc. *	9,400	63,497
Avnet, Inc.	34,085	1,348,403
AVX Corp.	14,751	225,985
Badger Meter, Inc.	10,799	624,182
Bel Fuse, Inc., Class B	3,500	51,485
Belden, Inc.	12,455	638,692
Benchmark Electronics, Inc.	13,708	464,701
CalAmp Corp. *	9,892	110,988
Calix, Inc. *	12,108	92,626
Casa Systems, Inc. *	8,800	59,136
CDW Corp.	48,610	6,217,705
Ciena Corp. *	51,896	1,926,380
Cisco Systems, Inc.	1,435,213	68,186,970
Clearfield, Inc. *	3,291	40,578
Cognex Corp.	58,857	3,030,547
Coherent, Inc. *	8,069	1,201,635
CommScope Holding Co., Inc. *	65,675	735,560
Comtech Telecommunications Corp.	8,949	312,768
Corning, Inc.	263,434	7,805,549

53
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
CTS Corp.	10,207	272,323
Daktronics, Inc.	14,170	97,206
DASAN Zhone Solutions, Inc. *	4,470	33,681
Dell Technologies, Inc., Class C *	51,591	2,728,648
Diebold Nixdorf, Inc. *	28,307	198,149
Digi International, Inc. *	9,100	131,222
Dolby Laboratories, Inc., Class A	21,771	1,400,528
Eastman Kodak Co. *	13,330	35,591
EchoStar Corp., Class A *	15,098	588,822
EMCORE Corp. *	11,147	33,107
ePlus, Inc. *	5,276	412,214
Extreme Networks, Inc. *	36,200	233,128
F5 Networks, Inc. *	20,959	3,019,773
Fabrinet *	12,888	724,692
FARO Technologies, Inc. *	6,085	290,133
Fitbit, Inc., Class A *	84,474	522,049
FLIR Systems, Inc.	45,312	2,336,287
Genasys, Inc. *	16,638	56,569
Harmonic, Inc. *	28,370	220,719
Hewlett Packard Enterprise Co.	438,261	7,191,863
HP, Inc.	500,259	8,689,499
Identiv, Inc. *	8,288	40,445
II-VI, Inc. *	29,479	977,229
Immersion Corp. *	10,166	83,565
Infinera Corp. *	49,462	276,493
Inseego Corp. *(a)	13,900	79,647
Insight Enterprises, Inc. *	11,782	723,179
InterDigital, Inc.	11,287	605,322
Intevac, Inc. *	6,954	40,194
IPG Photonics Corp. *	11,818	1,586,921
Iteris, Inc. *	7,250	38,860
Itron, Inc. *	12,104	923,051
Jabil, Inc.	46,334	1,706,018
Juniper Networks, Inc.	115,864	2,875,744
KEMET Corp.	20,294	441,192
Keysight Technologies, Inc. *	64,225	6,480,945
Kimball Electronics, Inc. *	11,150	165,689
Knowles Corp. *	30,607	660,499
KVH Industries, Inc. *	5,000	51,100
Littelfuse, Inc.	8,379	1,471,101
Lumentum Holdings, Inc. *	25,685	1,609,422
Luna Innovations, Inc. *	11,699	70,545
Methode Electronics, Inc.	11,479	394,878
MicroVision, Inc. *	37,436	27,856
Motorola Solutions, Inc.	56,385	9,377,953
MTS Systems Corp.	5,904	333,458
Napco Security Technologies, Inc. *	3,300	100,188
National Instruments Corp.	40,292	1,667,686
NCR Corp. *	45,182	1,319,766
NetApp, Inc.	79,582	4,447,042
NETGEAR, Inc. *	11,902	323,377
NetScout Systems, Inc. *	21,875	529,812
nLight, Inc. *	12,303	164,368
Novanta, Inc. *	12,175	1,084,184
OSI Systems, Inc. *	5,852	580,752
PAR Technology Corp. *(a)	3,100	77,686
PC Connection, Inc.	4,382	214,017
PC-Tel, Inc. *	9,339	66,774
Plantronics, Inc.	11,458	451,674
Plexus Corp. *	10,389	768,163
Powerfleet, Inc. *	7,153	42,346
Pure Storage, Inc., Class A *	75,085	1,461,154
Ribbon Communications, Inc. *	15,542	66,675
Richardson Electronics Ltd.	6,205	35,803
Rogers Corp. *	6,188	838,350
Sanmina Corp. *	22,139	680,331
ScanSource, Inc. *	9,015	291,185
Seagate Technology plc	80,526	4,672,924
Security	Number of Shares	Value ($)
SYNNEX Corp.	13,580	1,598,909
TE Connectivity Ltd.	113,329	10,142,945
Tech Data Corp. *	12,810	1,556,415
TESSCO Technologies, Inc.	1,269	16,865
TransAct Technologies, Inc.	5,070	62,665
Trimble, Inc. *	84,819	3,379,189
TTM Technologies, Inc. *	37,069	434,078
Ubiquiti, Inc. (a)	4,398	556,743
ViaSat, Inc. *	19,196	1,321,453
Viavi Solutions, Inc. *	80,514	1,285,003
Vishay Intertechnology, Inc.	42,924	864,919
Vishay Precision Group, Inc. *	4,093	139,367
Western Digital Corp.	99,689	5,148,937
Xerox Holdings Corp.	65,416	2,219,565
Zebra Technologies Corp., Class A *	18,152	4,317,816
		582,327,894

Telecommunication Services 2.0%
Alaska Communications Systems Group, Inc. *	26,271	43,084
Anterix, Inc. *	5,831	236,505
AT&T, Inc.	2,466,696	94,943,129
ATN International, Inc.	3,277	194,097
Bandwidth, Inc., Class A *	5,234	293,889
Boingo Wireless, Inc. *	12,610	119,417
CenturyLink, Inc.	331,707	4,292,289
Cincinnati Bell, Inc. *	14,894	76,108
Cogent Communications Holdings, Inc.	14,646	858,841
Consolidated Communications Holdings, Inc.	30,887	123,548
Frontier Communications Corp. *(a)	31,111	28,311
GCI Liberty, Inc., Class A *	32,047	2,242,649
Globalstar, Inc. *	173,777	66,383
Gogo, Inc. *(a)	16,000	98,400
IDT Corp., Class B *	6,600	44,946
Iridium Communications, Inc. *	33,235	813,260
NII Holdings, Inc. *	28,127	53,160
Ooma, Inc. *	5,385	61,120
ORBCOMM, Inc. *	28,696	115,071
Pareteum Corp. *	56,410	20,872
Shenandoah Telecommunications Co.	17,629	566,949
Spok Holdings, Inc.	5,240	62,356
Sprint Corp. *	212,955	1,322,450
T-Mobile US, Inc. *	107,374	8,875,535
Telephone & Data Systems, Inc.	31,867	831,410
United States Cellular Corp. *	5,400	200,988
Verizon Communications, Inc.	1,395,897	84,409,892
Vonage Holdings Corp. *	76,936	751,665
Zayo Group Holdings, Inc. *	78,710	2,687,159
		204,433,483

Transportation 1.9%
Air Transport Services Group, Inc. *	21,611	451,886
Alaska Air Group, Inc.	41,780	2,900,785
Allegiant Travel Co.	4,527	757,503
AMERCO	2,676	1,083,887
American Airlines Group, Inc.	134,829	4,052,960
ArcBest Corp.	9,560	276,188
Atlas Air Worldwide Holdings, Inc. *	7,665	168,093
Avis Budget Group, Inc. *	20,631	612,947
C.H. Robinson Worldwide, Inc.	45,379	3,432,468
Covenant Transportation Group, Inc., Class A *	3,000	46,110
CSX Corp.	269,532	18,940,014
Daseke, Inc. *	20,197	54,330
Delta Air Lines, Inc.	196,124	10,802,510

54
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Eagle Bulk Shipping, Inc. *	21,200	92,008
Echo Global Logistics, Inc. *	10,195	202,982
Expeditors International of Washington, Inc.	56,932	4,152,620
FedEx Corp.	81,272	12,406,984
Forward Air Corp.	9,608	664,585
Genco Shipping & Trading Ltd. *	3,574	35,311
Genesee & Wyoming, Inc., Class A *	19,285	2,141,214
Hawaiian Holdings, Inc.	15,015	429,579
Heartland Express, Inc.	14,643	306,039
Hertz Global Holdings, Inc. *	33,097	447,141
Hub Group, Inc., Class A *	10,614	486,121
JB Hunt Transport Services, Inc.	28,578	3,359,630
JetBlue Airways Corp. *	99,628	1,922,820
Kansas City Southern	33,878	4,769,345
Kirby Corp. *	20,313	1,607,977
Knight-Swift Transportation Holdings, Inc.	41,398	1,509,371
Landstar System, Inc.	13,558	1,534,088
Lyft, Inc., Class A *	67,366	2,791,647
Macquarie Infrastructure Corp.	25,201	1,087,171
Marten Transport Ltd.	12,211	264,490
Matson, Inc.	14,354	548,036
Mesa Air Group, Inc. *	13,374	101,910
Norfolk Southern Corp.	88,734	16,149,588
Old Dominion Freight Line, Inc.	21,502	3,915,084
P.A.M. Transportation Services, Inc. *	907	51,971
Radiant Logistics, Inc. *	10,193	54,940
Ryder System, Inc.	18,502	899,752
Saia, Inc. *	9,047	806,992
Schneider National, Inc., Class B	15,816	361,712
SkyWest, Inc.	17,068	1,016,399
Southwest Airlines Co.	163,083	9,153,849
Spirit Airlines, Inc. *	23,183	870,754
Uber Technologies, Inc. *(a)	70,037	2,206,166
Union Pacific Corp.	237,733	39,335,302
United Airlines Holdings, Inc. *	74,854	6,799,737
United Parcel Service, Inc., Class B	235,424	27,113,782
Universal Logistics Holdings, Inc.	3,300	62,222
Werner Enterprises, Inc.	16,196	591,154
XPO Logistics, Inc. *	30,886	2,359,690
YRC Worldwide, Inc. *	8,600	28,810
		196,218,654

Utilities 3.4%
AES Corp.	223,312	3,807,470
ALLETE, Inc.	17,202	1,480,404
Alliant Energy Corp.	79,498	4,240,423
Ameren Corp.	82,508	6,410,872
American Electric Power Co., Inc.	166,461	15,712,254
American States Water Co.	11,892	1,131,286
American Water Works Co., Inc.	61,028	7,522,922
Aqua America, Inc.	73,640	3,338,101
AquaVenture Holdings Ltd. *	6,516	127,844
Artesian Resources Corp., Class A	3,837	142,353
Atmos Energy Corp.	39,480	4,440,710
Avangrid, Inc.	19,861	994,043
Avista Corp.	21,423	1,028,947
Black Hills Corp.	20,739	1,634,855
Cadiz, Inc. *(a)	6,356	75,255
California Water Service Group	17,255	965,762
CenterPoint Energy, Inc.	172,971	5,028,267
Chesapeake Utilities Corp.	5,602	531,070
Clearway Energy, Inc., Class A	11,000	188,870
Clearway Energy, Inc., Class C	26,372	478,124
CMS Energy Corp.	96,018	6,137,471
Consolidated Edison, Inc.	112,227	10,349,574
Security	Number of Shares	Value ($)
Dominion Energy, Inc.	277,403	22,899,618
DTE Energy Co.	61,802	7,868,631
Duke Energy Corp.	244,969	23,090,778
Edison International	121,377	7,634,613
El Paso Electric Co.	13,777	919,064
Entergy Corp.	67,644	8,217,393
Evergy, Inc.	78,327	5,005,879
Eversource Energy	109,187	9,143,319
Exelon Corp.	327,648	14,904,708
FirstEnergy Corp.	180,234	8,708,907
Genie Energy Ltd., Class B	5,585	41,608
Global Water Resources, Inc.	4,694	57,501
Hawaiian Electric Industries, Inc.	35,748	1,614,022
IDACORP, Inc.	17,160	1,846,759
MDU Resources Group, Inc.	66,666	1,925,981
MGE Energy, Inc.	11,963	921,630
Middlesex Water Co.	5,342	359,249
National Fuel Gas Co.	31,306	1,418,475
New Jersey Resources Corp.	30,820	1,343,752
NextEra Energy, Inc.	164,620	39,235,531
NiSource, Inc.	125,685	3,524,207
Northwest Natural Holding Co.	9,868	684,444
NorthWestern Corp.	17,760	1,287,955
NRG Energy, Inc.	84,710	3,398,565
OGE Energy Corp.	69,429	2,989,613
ONE Gas, Inc.	17,642	1,637,883
Ormat Technologies, Inc.	17,239	1,319,818
Otter Tail Corp.	15,277	865,900
Pattern Energy Group, Inc., Class A	32,644	915,011
Pinnacle West Capital Corp.	38,076	3,583,713
PNM Resources, Inc.	27,818	1,450,709
Portland General Electric Co.	30,909	1,758,104
PPL Corp.	244,724	8,195,807
Public Service Enterprise Group, Inc.	170,852	10,816,640
Pure Cycle Corp. *	8,000	89,440
RGC Resources, Inc.	2,000	58,340
Sempra Energy	92,424	13,356,192
SJW Group.	8,905	644,277
South Jersey Industries, Inc.	29,866	960,491
Southwest Gas Holdings, Inc.	18,141	1,583,709
Spark Energy, Inc., Class A	5,059	48,415
Spire, Inc.	17,363	1,459,534
TerraForm Power, Inc., Class A	27,688	470,142
The Southern Co.	351,492	22,024,489
The York Water Co.	4,611	203,068
UGI Corp.	69,914	3,332,800
Unitil Corp.	4,900	305,123
Vistra Energy Corp.	153,568	4,150,943
WEC Energy Group, Inc.	107,197	10,119,397
Xcel Energy, Inc.	176,181	11,189,255
		345,348,279
Total Common Stock
(Cost $6,088,103,852)		10,192,630,587

Rights 0.0% of net assets

Automobiles & Components 0.0%
Thestreet.Com, Inc. CVR *(c)	2,023	—

Materials 0.0%
A. Schulman, Inc. CVR *(c)	8,178	3,541

Media & Entertainment 0.0%
Media General, Inc. CVR *(c)	18,400	1,566

55
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Corium International, Inc. CVR *(c)	8,309	1,495
Elanco Animal Health, Inc. CVR *(c)	16,000	97
FRD Acquisition Co. CVR *(c)	8,700	—
		1,592
Total Rights
(Cost $5,439)		6,699

Other Investment Company 0.2% of net assets

Securities Lending Collateral 0.2%
Wells Fargo Government Money Market Fund, Select Class 1.75% (d)	20,636,112	20,636,112
Total Other Investment Company
(Cost $20,636,112)		20,636,112
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.6% of net assets

Time Deposit 0.6%
Sumitomo Mitsui Trust Bank, Limited.
U.S. Dollar
1.18%, 11/01/19 (e)	56,245,967	56,245,967
Total Short-Term Investment
(Cost $56,245,967)		56,245,967

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 2000 Index, e-mini, expires 12/20/19	51	3,986,670	(15,973)
S&P 500 Index, e-mini, expires 12/20/19	149	22,616,710	(64)
Net Unrealized Depreciation			(16,037)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $19,526,339.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(d)	The rate shown is the 7-day yield.
(e)	The rate shown is the current daily overnight rate.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
56
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 0.3%
Aptiv plc	195	17,463
Tesla, Inc. *	1,622	510,800
		528,263

Banks 0.1%
CIT Group, Inc.	83	3,560
Comerica, Inc.	100	6,542
First Republic Bank	351	37,332
LendingTree, Inc. *	87	31,307
Prosperity Bancshares, Inc.	115	7,937
Signature Bank	312	36,916
SVB Financial Group *	44	9,745
Synovus Financial Corp.	118	3,997
Western Alliance Bancorp	142	7,005
		144,341

Capital Goods 6.2%
3M Co.	4,943	815,546
A.O. Smith Corp.	240	11,923
Acuity Brands, Inc.	115	14,351
Air Lease Corp.	78	3,430
Allegion plc	815	94,573
Allison Transmission Holdings, Inc.	1,279	55,777
AMETEK, Inc.	2,088	191,365
Armstrong World Industries, Inc.	566	52,938
BWX Technologies, Inc.	823	47,816
Carlisle Cos., Inc.	560	85,271
Caterpillar, Inc.	493	67,935
Deere & Co.	407	70,875
Donaldson Co., Inc.	1,476	77,844
Dover Corp.	732	76,047
Emerson Electric Co.	605	42,441
Fastenal Co.	5,951	213,879
Flowserve Corp.	328	16,020
Fortive Corp.	772	53,268
Fortune Brands Home & Security, Inc.	526	31,586
General Dynamics Corp.	194	34,299
Graco, Inc.	1,899	85,835
HEICO Corp.	448	55,256
HEICO Corp., Class A	874	83,266
Hexcel Corp.	908	67,755
Honeywell International, Inc.	4,051	699,729
Hubbell, Inc.	340	48,178
Huntington Ingalls Industries, Inc.	372	83,946
IDEX Corp.	436	67,811
Illinois Tool Works, Inc.	3,745	631,332
Ingersoll-Rand plc	2,612	331,437
L3Harris Technologies, Inc.	1,285	265,108
Lennox International, Inc.	368	91,029
Lincoln Electric Holdings, Inc.	647	57,952
Lockheed Martin Corp.	2,852	1,074,291
Nordson Corp.	598	93,772
Northrop Grumman Corp.	1,826	643,629
Security	Number of Shares	Value ($)
Quanta Services, Inc.	375	15,769
Raytheon Co.	2,001	424,632
Rockwell Automation, Inc.	1,347	231,671
Roper Technologies, Inc.	180	60,653
Sensata Technologies Holding plc *	784	40,133
Spirit AeroSystems Holdings, Inc., Class A	1,064	87,056
The Boeing Co.	6,110	2,076,850
The Middleby Corp. *	641	77,529
The Toro Co.	1,217	93,867
TransDigm Group, Inc.	462	243,141
United Rentals, Inc. *	633	84,550
W.W. Grainger, Inc.	506	156,273
WABCO Holdings, Inc. *	498	67,041
Wabtec Corp.	567	39,333
Woodward, Inc.	522	55,677
Xylem, Inc.	2,066	158,442
		10,350,127

Commercial & Professional Services 1.3%
Cintas Corp.	965	259,267
Copart, Inc. *	2,273	187,841
CoStar Group, Inc. *	415	228,051
Equifax, Inc.	1,176	160,771
IAA, Inc. *	1,416	54,020
IHS Markit Ltd. *	2,867	200,747
KAR Auction Services, Inc.	1,384	34,406
Nielsen Holdings plc	504	10,161
Republic Services, Inc.	147	12,864
Robert Half International, Inc.	1,343	76,914
Rollins, Inc.	1,635	62,310
TransUnion	2,158	178,294
Verisk Analytics, Inc.	1,845	266,971
Waste Management, Inc.	3,831	429,876
		2,162,493

Consumer Durables & Apparel 1.5%
Capri Holdings Ltd. *	669	20,786
Carter's, Inc.	227	22,754
Columbia Sportswear Co.	221	19,989
Hanesbrands, Inc.	3,241	49,296
Hasbro, Inc.	1,337	130,103
Lennar Corp., B Shares	80	3,762
Lennar Corp., Class A	1,325	78,970
lululemon Athletica, Inc. *	1,362	278,216
Mattel, Inc. *	2,765	33,014
NIKE, Inc., Class B	14,245	1,275,640
NVR, Inc. *	37	134,554
Polaris, Inc.	597	58,894
Skechers U.S.A., Inc., Class A *	548	20,479
Tempur Sealy International, Inc. *	522	47,476
Under Armour, Inc., Class A *	1,411	29,137
Under Armour, Inc., Class C *	1,444	26,714
VF Corp.	3,543	291,553
		2,521,337

57
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Consumer Services 2.3%
Bright Horizons Family Solutions, Inc. *	659	97,875
Chipotle Mexican Grill, Inc. *	295	229,557
Choice Hotels International, Inc.	171	15,130
Darden Restaurants, Inc.	1,420	159,423
Domino's Pizza, Inc.	469	127,390
Dunkin' Brands Group, Inc.	885	69,579
Grand Canyon Education, Inc. *	47	4,322
H&R Block, Inc.	393	9,821
Hilton Grand Vacations, Inc. *	126	4,376
Hilton Worldwide Holdings, Inc.	3,266	316,671
Las Vegas Sands Corp.	1,893	117,063
Marriott International, Inc., Class A	3,170	401,164
McDonald's Corp.	1,426	280,494
MGM Resorts International	500	14,250
Norwegian Cruise Line Holdings Ltd. *	525	26,649
Planet Fitness, Inc., Class A *	963	61,305
Service Corp. International	724	32,928
ServiceMaster Global Holdings, Inc. *	244	9,853
Six Flags Entertainment Corp.	77	3,249
Starbucks Corp.	13,813	1,168,027
The Wendy's Co.	2,095	44,372
Vail Resorts, Inc.	411	95,504
Wyndham Hotels & Resorts, Inc.	329	17,756
Wynn Resorts Ltd.	939	113,938
Yum China Holdings, Inc.	3,376	143,480
Yum! Brands, Inc.	3,137	319,064
		3,883,240

Diversified Financials 2.1%
American Express Co.	4,406	516,736
Ameriprise Financial, Inc.	216	32,592
Cboe Global Markets, Inc.	310	35,696
Credit Acceptance Corp. *	108	47,283
Discover Financial Services	1,287	103,295
E*TRADE Financial Corp.	511	21,355
Evercore, Inc., Class A	160	11,782
FactSet Research Systems, Inc.	431	109,267
Interactive Brokers Group, Inc., Class A	228	10,846
Intercontinental Exchange, Inc.	2,547	240,233
Lazard Ltd., Class A	438	16,351
LPL Financial Holdings, Inc.	952	76,960
MarketAxess Holdings, Inc.	426	157,019
Moody's Corp.	1,896	418,428
Morningstar, Inc.	223	36,090
MSCI, Inc.	952	223,301
Raymond James Financial, Inc.	333	27,802
S&P Global, Inc.	2,839	732,434
SEI Investments Co.	718	43,023
Synchrony Financial	2,075	73,393
T. Rowe Price Group, Inc.	769	89,050
TD Ameritrade Holding Corp.	2,734	104,931
The Charles Schwab Corp. (a)	8,073	328,652
Virtu Financial, Inc., Class A	249	4,223
Voya Financial, Inc.	107	5,774
		3,466,516

Energy 0.3%
Cabot Oil & Gas Corp.	3,018	56,255
Cheniere Energy, Inc. *	1,538	94,664
Diamondback Energy, Inc.	392	33,618
Equitrans Midstream Corp.	206	2,867
ONEOK, Inc.	1,500	104,745
Security	Number of Shares	Value ($)
Parsley Energy, Inc., Class A	1,748	27,636
Pioneer Natural Resources Co.	828	101,861
		421,646

Food & Staples Retailing 1.2%
Casey's General Stores, Inc.	102	17,423
Costco Wholesale Corp.	5,072	1,506,942
Grocery Outlet Holding Corp. *	84	2,680
Sprouts Farmers Market, Inc. *	625	12,131
Sysco Corp.	5,498	439,125
		1,978,301

Food, Beverage & Tobacco 3.0%
Altria Group, Inc.	10,541	472,131
Brown-Forman Corp., Class A	491	30,516
Brown-Forman Corp., Class B	1,842	120,688
Campbell Soup Co.	1,078	49,922
Kellogg Co.	1,084	68,867
Lamb Weston Holdings, Inc.	446	34,806
McCormick & Co., Inc. - Non Voting Shares	918	147,513
Monster Beverage Corp. *	4,461	250,396
PepsiCo, Inc.	13,582	1,863,043
Pilgrim's Pride Corp. *	248	7,529
Post Holdings, Inc. *	330	33,957
The Coca-Cola Co.	30,183	1,642,861
The Hershey Co.	1,452	213,255
TreeHouse Foods, Inc. *	110	5,942
		4,941,426

Health Care Equipment & Services 6.4%
Abbott Laboratories	8,612	720,049
ABIOMED, Inc. *	509	105,658
Align Technology, Inc. *	911	229,836
AmerisourceBergen Corp.	1,753	149,671
Anthem, Inc.	865	232,754
Baxter International, Inc.	2,626	201,414
Becton, Dickinson & Co.	266	68,096
Boston Scientific Corp. *	16,030	668,451
Cantel Medical Corp.	231	16,838
Centene Corp. *	3,934	208,817
Cerner Corp.	3,659	245,592
Change Healthcare, Inc. *	282	3,728
Chemed Corp.	180	70,904
Cigna Corp. *	1,312	234,140
Danaher Corp.	390	53,750
DexCom, Inc. *	1,045	161,181
Edwards Lifesciences Corp. *	2,395	570,920
Encompass Health Corp.	561	35,915
Guardant Health, Inc. *	413	28,703
HCA Healthcare, Inc.	1,864	248,919
Henry Schein, Inc. *	211	13,205
Hill-Rom Holdings, Inc.	404	42,295
Hologic, Inc. *	2,451	118,408
Humana, Inc.	666	195,937
ICU Medical, Inc. *	68	10,989
IDEXX Laboratories, Inc. *	980	279,310
Insulet Corp. *	683	99,254
Intuitive Surgical, Inc. *	1,323	731,553
Laboratory Corp. of America Holdings *	67	11,040
Masimo Corp. *	543	79,164
McKesson Corp.	239	31,787
Molina Healthcare, Inc. *	558	65,643
Penumbra, Inc. *	363	56,617
ResMed, Inc.	1,640	242,589
Steris plc	55	7,786

58
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Stryker Corp.	3,959	856,213
Teleflex, Inc.	533	185,170
The Cooper Cos., Inc.	74	21,534
UnitedHealth Group, Inc.	10,913	2,757,715
Varian Medical Systems, Inc. *	1,043	126,005
Veeva Systems, Inc., Class A *	1,489	211,185
WellCare Health Plans, Inc. *	524	155,418
West Pharmaceutical Services, Inc.	635	91,338
		10,645,491

Household & Personal Products 0.6%
Church & Dwight Co., Inc.	2,839	198,560
Herbalife Nutrition Ltd. *	182	8,130
The Clorox Co.	1,180	174,274
The Estee Lauder Cos., Inc., Class A	2,479	461,763
The Procter & Gamble Co.	1,651	205,566
		1,048,293

Insurance 0.9%
Alleghany Corp. *	17	13,231
Aon plc	2,700	521,532
Arch Capital Group Ltd. *	579	24,179
Arthur J. Gallagher & Co.	457	41,688
Athene Holding Ltd., Class A *	694	30,085
Axis Capital Holdings Ltd.	88	5,230
Brown & Brown, Inc.	174	6,556
Erie Indemnity Co., Class A	192	35,380
Everest Re Group Ltd.	138	35,478
Kemper Corp.	132	9,488
Markel Corp. *	13	15,223
Marsh & McLennan Cos., Inc.	5,137	532,296
Primerica, Inc.	339	42,775
RenaissanceRe Holdings Ltd.	188	35,190
The Progressive Corp.	2,199	153,270
The Travelers Cos., Inc.	488	63,957
		1,565,558

Materials 1.4%
Air Products & Chemicals, Inc.	361	76,987
AptarGroup, Inc.	291	34,382
Avery Dennison Corp.	906	115,841
Axalta Coating Systems Ltd. *	725	21,380
Ball Corp.	3,799	265,816
Berry Global Group, Inc. *	604	25,072
CF Industries Holdings, Inc.	248	11,247
Crown Holdings, Inc. *	869	63,298
Eagle Materials, Inc.	392	35,805
Ecolab, Inc.	2,911	559,116
Element Solutions, Inc. *	989	10,740
Martin Marietta Materials, Inc.	222	58,144
NewMarket Corp.	72	34,955
PPG Industries, Inc.	879	109,980
Royal Gold, Inc.	245	28,283
RPM International, Inc.	243	17,600
Sealed Air Corp.	119	4,971
Southern Copper Corp.	676	24,052
The Scotts Miracle-Gro Co.	463	46,481
The Sherwin-Williams Co.	957	547,710
Vulcan Materials Co.	1,394	199,161
W.R. Grace & Co.	648	43,060
		2,334,081

Security	Number of Shares	Value ($)
Media & Entertainment 11.5%
Activision Blizzard, Inc.	465	26,054
Alphabet, Inc., Class A *	3,455	4,349,154
Alphabet, Inc., Class C *	3,507	4,419,206
Altice USA, Inc., Class A *	3,596	111,296
AMC Networks, Inc., Class A *	509	22,167
Cable One, Inc.	50	66,269
CBS Corp., Class B - Non Voting Shares	3,455	124,518
Charter Communications, Inc., Class A *	1,084	507,160
Comcast Corp., Class A	24,458	1,096,208
Electronic Arts, Inc. *	3,025	291,610
Facebook, Inc., Class A *	27,580	5,285,707
Fox Corp., Class A	379	12,143
Fox Corp., Class B *	190	5,936
IAC/InterActiveCorp *	497	112,943
Live Nation Entertainment, Inc. *	1,481	104,411
Match Group, Inc.	644	47,006
Netflix, Inc. *	4,857	1,395,950
Nexstar Media Group, Inc., Class A	405	39,402
Omnicom Group, Inc.	1,317	101,659
Roku, Inc. *	979	144,109
Sinclair Broadcast Group, Inc., Class A	649	25,856
Sirius XM Holdings, Inc.	15,728	105,692
Spotify Technology S.A. *	1,364	196,825
Take-Two Interactive Software, Inc. *	603	72,571
The Interpublic Group of Cos., Inc.	403	8,765
The Madison Square Garden Co., Class A *	24	6,406
The New York Times Co., Class A	348	10,753
TripAdvisor, Inc. *	1,115	45,046
Twitter, Inc. *	8,705	260,889
World Wrestling Entertainment, Inc., Class A	498	27,908
Zynga, Inc., Class A *	2,178	13,438
		19,037,057

Pharmaceuticals, Biotechnology & Life Sciences 8.2%
AbbVie, Inc.	17,074	1,358,237
Adaptive Biotechnologies Corp. *	132	3,441
Agilent Technologies, Inc.	344	26,058
Agios Pharmaceuticals, Inc. *	58	1,745
Alexion Pharmaceuticals, Inc. *	1,880	198,152
Alnylam Pharmaceuticals, Inc. *	1,022	88,648
Amgen, Inc.	6,369	1,358,189
Avantor, Inc. *	1,874	26,630
Bio-Techne Corp.	431	89,721
Biogen, Inc. *	728	217,461
BioMarin Pharmaceutical, Inc. *	2,051	150,154
Bristol-Myers Squibb Co.	7,744	444,273
Bruker Corp.	1,196	53,222
Celgene Corp. *	8,111	876,231
Charles River Laboratories International, Inc. *	555	72,139
Eli Lilly & Co.	9,929	1,131,410
Exact Sciences Corp. *	1,478	128,586
Exelixis, Inc. *	1,366	21,105
Gilead Sciences, Inc.	2,130	135,702
Horizon Therapeutics plc *	223	6,447
Illumina, Inc. *	1,694	500,611
Incyte Corp. *	2,051	172,120
Ionis Pharmaceuticals, Inc. *	1,470	81,908
IQVIA Holdings, Inc. *	888	128,245
Jazz Pharmaceuticals plc *	569	71,483
Johnson & Johnson	4,631	611,477
Merck & Co., Inc.	28,190	2,442,945
Mettler-Toledo International, Inc. *	281	198,088
Moderna, Inc. *	2,080	34,840
Nektar Therapeutics *	261	4,470
Neurocrine Biosciences, Inc. *	1,037	103,171

59
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
PerkinElmer, Inc.	275	23,639
PRA Health Sciences, Inc. *	716	69,960
Regeneron Pharmaceuticals, Inc. *	195	59,725
Sage Therapeutics, Inc. *	580	78,677
Sarepta Therapeutics, Inc. *	821	68,192
Seattle Genetics, Inc. *	1,332	143,057
Thermo Fisher Scientific, Inc.	3,136	947,009
Vertex Pharmaceuticals, Inc. *	2,960	578,621
Waters Corp. *	762	161,254
Zoetis, Inc.	5,527	707,014
		13,574,057

Real Estate 2.5%
American Homes 4 Rent, Class A	1,307	34,596
American Tower Corp.	5,070	1,105,666
Americold Realty Trust	2,194	87,957
Brookfield Property REIT, Inc., Class A	828	15,649
CBRE Group, Inc., Class A *	1,426	76,362
Colony Capital, Inc.	220	1,232
CoreSite Realty Corp.	323	37,953
Crown Castle International Corp.	4,786	664,249
Equinix, Inc.	967	548,076
Equity LifeStyle Properties, Inc.	2,006	140,300
Extra Space Storage, Inc.	1,159	130,121
Iron Mountain, Inc.	364	11,939
Jones Lang LaSalle, Inc.	66	9,670
Lamar Advertising Co., Class A	975	78,010
Outfront Media, Inc.	257	6,762
Public Storage	1,295	288,604
SBA Communications Corp.	1,293	311,160
Simon Property Group, Inc.	3,145	473,889
Sun Communities, Inc.	240	39,036
The Howard Hughes Corp. *	144	16,102
UDR, Inc.	177	8,894
		4,086,227

Retailing 9.9%
Advance Auto Parts, Inc.	184	29,896
Amazon.com, Inc. *	4,774	8,481,775
AutoZone, Inc. *	282	322,715
Best Buy Co., Inc.	538	38,645
Booking Holdings, Inc. *	490	1,003,897
Burlington Stores, Inc. *	755	145,088
CarMax, Inc. *	908	84,598
Carvana Co. *	524	42,486
Dollar General Corp.	2,812	450,876
Dollar Tree, Inc. *	1,471	162,399
eBay, Inc.	9,176	323,454
Etsy, Inc. *	1,382	61,485
Expedia Group, Inc.	1,386	189,411
Five Below, Inc. *	632	79,070
Floor & Decor Holdings, Inc., Class A *	763	34,968
GrubHub, Inc. *	1,036	35,286
L Brands, Inc.	408	6,952
LKQ Corp. *	503	17,097
Lowe's Cos., Inc.	9,047	1,009,736
Nordstrom, Inc.	1,234	44,301
O'Reilly Automotive, Inc. *	869	378,458
Ollie's Bargain Outlet Holdings, Inc. *	617	39,414
Pool Corp.	442	91,671
Ross Stores, Inc.	4,151	455,240
Target Corp.	312	33,356
The Home Depot, Inc.	7,253	1,701,409
The TJX Cos., Inc.	14,018	808,138
Tractor Supply Co.	1,368	129,987
Ulta Salon, Cosmetics & Fragrance, Inc. *	650	151,548
Security	Number of Shares	Value ($)
Wayfair, Inc., Class A *	718	59,041
Williams-Sonoma, Inc.	165	11,020
		16,423,417

Semiconductors & Semiconductor Equipment 4.4%
Advanced Micro Devices, Inc. *	11,558	392,163
Analog Devices, Inc.	565	60,246
Applied Materials, Inc.	5,787	314,003
Broadcom, Inc.	4,460	1,306,111
Cree, Inc. *	91	4,343
Entegris, Inc.	1,558	74,784
KLA Corp.	1,838	310,696
Lam Research Corp.	1,462	396,260
Maxim Integrated Products, Inc.	1,171	68,691
Microchip Technology, Inc.	750	70,718
Monolithic Power Systems, Inc.	484	72,561
NVIDIA Corp.	6,737	1,354,272
QUALCOMM, Inc.	14,038	1,129,217
Skyworks Solutions, Inc.	91	8,286
Teradyne, Inc.	1,975	120,909
Texas Instruments, Inc.	10,824	1,277,124
Universal Display Corp.	489	97,888
Xilinx, Inc.	2,934	266,231
		7,324,503

Software & Services 23.0%
2U, Inc. *	217	3,890
Accenture plc, Class A	7,356	1,363,950
Adobe, Inc. *	5,621	1,562,245
Akamai Technologies, Inc. *	1,693	146,444
Alliance Data Systems Corp.	49	4,900
Alteryx, Inc., Class A *	516	47,214
Anaplan, Inc. *	979	46,209
ANSYS, Inc. *	960	211,344
Aspen Technology, Inc. *	800	92,088
Atlassian Corp. plc, Class A *	1,215	146,760
Autodesk, Inc. *	1,963	289,268
Automatic Data Processing, Inc.	5,021	814,557
Avalara, Inc. *	541	38,411
Black Knight, Inc. *	1,647	105,737
Booz Allen Hamilton Holding Corp.	1,577	110,973
Broadridge Financial Solutions, Inc.	1,310	164,038
Cadence Design Systems, Inc. *	3,195	208,793
CDK Global, Inc.	1,396	70,554
Ceridian HCM Holding, Inc. *	770	37,152
Citrix Systems, Inc.	1,294	140,865
Cognizant Technology Solutions Corp., Class A	492	29,982
CoreLogic, Inc. *	45	1,822
Coupa Software, Inc. *	702	96,518
DocuSign, Inc. *	1,756	116,230
Dropbox, Inc., Class A *	2,452	48,599
Dynatrace, Inc. *	337	6,817
Elastic N.V. *	501	36,077
EPAM Systems, Inc. *	595	104,696
Euronet Worldwide, Inc. *	576	80,680
Fair Isaac Corp. *	325	98,813
Fidelity National Information Services, Inc.	4,308	567,622
FireEye, Inc. *	2,266	35,893
Fiserv, Inc. *	6,508	690,759
FleetCor Technologies, Inc. *	984	289,512
Fortinet, Inc. *	1,661	135,471
Gartner, Inc. *	1,009	155,467
Genpact Ltd.	2,002	78,418
Global Payments, Inc.	3,439	581,810
GoDaddy, Inc., Class A *	2,038	132,531

60
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Guidewire Software, Inc. *	934	105,299
HubSpot, Inc. *	460	71,346
International Business Machines Corp.	6,194	828,324
Intuit, Inc.	2,871	739,282
Jack Henry & Associates, Inc.	785	111,125
Manhattan Associates, Inc. *	741	55,538
Mastercard, Inc., Class A	10,361	2,868,028
Medallia, Inc. *	144	4,188
Microsoft Corp.	87,305	12,516,918
MongoDB, Inc. *	484	61,841
New Relic, Inc. *	585	37,475
Nutanix, Inc., Class A *	1,632	47,687
Okta, Inc. *	1,172	127,830
Oracle Corp.	25,878	1,410,092
Pagerduty, Inc. *	104	2,391
Palo Alto Networks, Inc. *	1,084	246,491
Paychex, Inc.	3,698	309,301
Paycom Software, Inc. *	571	120,784
Paylocity Holding Corp. *	382	39,193
PayPal Holdings, Inc. *	13,563	1,411,908
Pegasystems, Inc.	435	32,716
Pluralsight, Inc., Class A *	710	12,837
Proofpoint, Inc. *	634	73,145
PTC, Inc. *	1,197	80,091
RealPage, Inc. *	917	55,524
RingCentral, Inc., Class A *	819	132,285
Sabre Corp.	546	12,820
salesforce.com, Inc. *	9,462	1,480,708
ServiceNow, Inc. *	2,150	531,609
Smartsheet, Inc., Class A *	1,027	40,464
SolarWinds Corp. *	129	2,445
Splunk, Inc. *	1,728	207,291
Square, Inc., Class A *	3,919	240,744
SS&C Technologies Holdings, Inc.	2,315	120,403
Switch, Inc., Class A	670	9,896
Synopsys, Inc. *	1,712	232,404
Teradata Corp. *	1,336	39,986
The Trade Desk, Inc., Class A *	442	88,754
The Western Union Co.	1,105	27,691
Twilio, Inc., Class A *	1,380	133,253
Tyler Technologies, Inc. *	436	117,075
VeriSign, Inc. *	833	158,287
Visa, Inc., Class A	20,081	3,591,688
VMware, Inc., Class A	889	140,702
WEX, Inc. *	492	93,077
Workday, Inc., Class A *	1,841	298,537
Zendesk, Inc. *	1,256	88,736
Zscaler, Inc. *	704	30,962
		38,082,280

Technology Hardware & Equipment 10.5%
Amphenol Corp., Class A	3,370	338,112
Apple, Inc.	52,189	12,982,536
Arista Networks, Inc. *	684	167,286
CDW Corp.	1,665	212,970
Cisco Systems, Inc.	49,468	2,350,225
Cognex Corp.	1,882	96,904
Corning, Inc.	2,808	83,201
Dell Technologies, Inc., Class C *	1,278	67,593
Dolby Laboratories, Inc., Class A	87	5,597
F5 Networks, Inc. *	636	91,635
FLIR Systems, Inc.	137	7,064
HP, Inc.	903	15,685
IPG Photonics Corp. *	27	3,626
Jabil, Inc.	352	12,961
Keysight Technologies, Inc. *	2,156	217,562
Motorola Solutions, Inc.	1,407	234,012
Security	Number of Shares	Value ($)
National Instruments Corp.	76	3,146
NCR Corp. *	1,366	39,901
NetApp, Inc.	2,766	154,564
Pure Storage, Inc., Class A *	2,668	51,919
Trimble, Inc. *	492	19,601
Ubiquiti, Inc.	170	21,520
Zebra Technologies Corp., Class A *	619	147,241
		17,324,861

Telecommunication Services 0.2%
T-Mobile US, Inc. *	1,888	156,062
Zayo Group Holdings, Inc. *	2,597	88,662
		244,724

Transportation 2.0%
Alaska Air Group, Inc.	627	43,533
American Airlines Group, Inc.	470	14,128
C.H. Robinson Worldwide, Inc.	1,177	89,028
CSX Corp.	3,170	222,756
Delta Air Lines, Inc.	1,357	74,744
Expeditors International of Washington, Inc.	1,396	101,824
Genesee & Wyoming, Inc., Class A *	110	12,213
JB Hunt Transport Services, Inc.	296	34,798
JetBlue Airways Corp. *	284	5,481
Landstar System, Inc.	416	47,070
Lyft, Inc., Class A *	34	1,409
Norfolk Southern Corp.	410	74,620
Old Dominion Freight Line, Inc.	312	56,809
Southwest Airlines Co.	3,319	186,296
Uber Technologies, Inc. *	229	7,214
Union Pacific Corp.	8,177	1,352,966
United Airlines Holdings, Inc. *	604	54,867
United Parcel Service, Inc., Class B	8,064	928,731
XPO Logistics, Inc. *	618	47,215
		3,355,702
Total Common Stock
(Cost $139,882,179)		165,443,941

Other Investment Companies 0.3% of net assets

Equity Funds 0.1%
iShares Russell 1000 Growth ETF	600	98,484

Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.75% (b)	383,584	383,584
Total Other Investment Companies
(Cost $481,359)		482,068

61
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 1000 Growth Index, e-mini, expires 12/20/19	3	247,515	(571)
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	The rate shown is the 7-day yield.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust
62
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.6% of net assets

Automobiles & Components 1.0%
Aptiv plc	3,699	331,246
BorgWarner, Inc.	3,179	132,501
Ford Motor Co.	60,258	517,616
General Motors Co.	19,118	710,425
Gentex Corp.	3,936	110,405
Harley-Davidson, Inc.	2,416	94,007
Lear Corp.	942	110,939
The Goodyear Tire & Rubber Co.	3,598	57,100
Thor Industries, Inc.	820	51,873
		2,116,112

Banks 11.1%
Associated Banc-Corp.	2,456	49,390
Bank of America Corp.	129,894	4,061,785
Bank of Hawaii Corp.	623	54,394
Bank OZK	1,870	52,472
BankUnited, Inc.	1,418	48,637
BB&T Corp.	11,799	625,937
BOK Financial Corp.	502	38,729
CIT Group, Inc.	1,350	57,902
Citigroup, Inc.	34,830	2,502,884
Citizens Financial Group, Inc.	6,898	242,534
Comerica, Inc.	2,151	140,719
Commerce Bancshares, Inc.	1,520	97,827
Cullen/Frost Bankers, Inc.	866	78,009
East West Bancorp, Inc.	2,250	96,570
F.N.B. Corp.	5,001	60,312
Fifth Third Bancorp	11,316	329,069
First Citizens BancShares, Inc., Class A	111	54,603
First Hawaiian, Inc.	2,024	55,316
First Horizon National Corp.	4,759	76,001
First Republic Bank	2,101	223,462
Huntington Bancshares, Inc.	16,100	227,493
JPMorgan Chase & Co.	49,037	6,125,702
KeyCorp	15,491	278,373
M&T Bank Corp.	2,057	321,982
MGIC Investment Corp.	5,434	74,500
New York Community Bancorp, Inc.	7,010	81,667
PacWest Bancorp	1,799	66,545
People's United Financial, Inc.	6,783	109,681
Pinnacle Financial Partners, Inc.	1,147	67,467
Popular, Inc.	1,459	79,457
Prosperity Bancshares, Inc.	1,249	86,206
Regions Financial Corp.	15,414	248,165
Signature Bank	420	49,694
Sterling Bancorp	3,086	60,640
SunTrust Banks, Inc.	6,839	467,377
SVB Financial Group *	743	164,560
Synovus Financial Corp.	2,102	71,195
TCF Financial Corp.	2,333	92,364
Texas Capital Bancshares, Inc. *	757	40,924
TFS Financial Corp.	732	14,098
The PNC Financial Services Group, Inc.	6,860	1,006,362
U.S. Bancorp	22,068	1,258,317
Security	Number of Shares	Value ($)
Umpqua Holdings Corp.	3,397	53,741
Webster Financial Corp.	1,396	61,564
Wells Fargo & Co.	61,239	3,161,770
Western Alliance Bancorp	1,318	65,017
Wintrust Financial Corp.	867	55,332
Zions Bancorp NA	2,702	130,966
		23,467,711

Capital Goods 7.2%
3M Co.	2,029	334,765
A.O. Smith Corp.	1,738	86,344
Acuity Brands, Inc.	448	55,906
AECOM *	2,379	95,184
AGCO Corp.	973	74,619
Air Lease Corp.	1,487	65,398
Allegion plc	360	41,774
AMETEK, Inc.	714	65,438
Arconic, Inc.	6,005	164,957
BWX Technologies, Inc.	365	21,206
Carlisle Cos., Inc.	114	17,359
Caterpillar, Inc.	7,760	1,069,328
Colfax Corp. *	1,438	48,317
Crane Co.	765	58,538
Cummins, Inc.	2,371	408,950
Curtiss-Wright Corp.	660	89,265
Deere & Co.	4,367	760,469
Dover Corp.	1,250	129,862
Eaton Corp. plc	6,515	567,522
Emerson Electric Co.	8,625	605,044
Fastenal Co.	845	30,369
Flowserve Corp.	1,578	77,070
Fluor Corp.	2,165	34,878
Fortive Corp.	3,535	243,915
Fortune Brands Home & Security, Inc.	1,455	87,373
Gardner Denver Holdings, Inc. *	2,030	64,615
Gates Industrial Corp. plc *	800	8,000
General Dynamics Corp.	3,667	648,326
General Electric Co.	133,474	1,332,071
GrafTech International Ltd.	947	11,440
HD Supply Holdings, Inc. *	2,640	104,386
Hexcel Corp.	96	7,164
Honeywell International, Inc.	5,679	980,934
Hubbell, Inc.	374	52,996
Huntington Ingalls Industries, Inc.	129	29,110
IDEX Corp.	577	89,741
Ingersoll-Rand plc	219	27,789
ITT, Inc.	1,336	79,425
Jacobs Engineering Group, Inc.	2,040	190,903
Johnson Controls International plc	12,275	531,876
L3Harris Technologies, Inc.	1,692	349,077
Lennox International, Inc.	49	12,121
Lincoln Electric Holdings, Inc.	54	4,837
Masco Corp.	4,424	204,610
MSC Industrial Direct Co., Inc., Class A	674	49,344
Nordson Corp.	79	12,388
nVent Electric plc	2,358	54,375
Oshkosh Corp.	1,043	89,051
Owens Corning	1,655	101,418

63
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
PACCAR, Inc.	5,229	397,718
Parker-Hannifin Corp.	1,976	362,576
Pentair plc	2,559	106,122
Quanta Services, Inc.	1,670	70,223
Raytheon Co.	1,639	347,812
Regal Beloit Corp.	650	48,132
Resideo Technologies, Inc. *	1,926	18,355
Roper Technologies, Inc.	1,335	449,842
Sensata Technologies Holding plc *	1,408	72,076
Snap-on, Inc.	841	136,805
Spirit AeroSystems Holdings, Inc., Class A	161	13,173
Stanley Black & Decker, Inc.	2,336	353,507
Teledyne Technologies, Inc. *	552	181,939
Textron, Inc.	3,535	162,928
The Timken Co.	1,041	51,009
TransDigm Group, Inc.	141	74,205
Trinity Industries, Inc.	1,603	31,707
United Rentals, Inc. *	350	46,749
United Technologies Corp.	12,510	1,796,186
Univar Solutions, Inc. *	2,434	52,234
Valmont Industries, Inc.	321	44,038
WABCO Holdings, Inc. *	125	16,828
Wabtec Corp.	1,985	137,699
Watsco, Inc.	495	87,268
WESCO International, Inc. *	634	31,795
Woodward, Inc.	149	15,892
		15,376,665

Commercial & Professional Services 0.5%
ADT, Inc.	1,746	13,514
Clean Harbors, Inc. *	785	64,731
Equifax, Inc.	284	38,826
IAA, Inc. *	170	6,485
IHS Markit Ltd. *	2,267	158,735
KAR Auction Services, Inc.	188	4,674
ManpowerGroup, Inc.	911	82,828
Nielsen Holdings plc	4,806	96,889
Republic Services, Inc.	3,080	269,531
Stericycle, Inc. *	1,385	79,776
Waste Management, Inc.	1,423	159,675
		975,664

Consumer Durables & Apparel 0.9%
Brunswick Corp.	1,307	76,120
Capri Holdings Ltd. *	1,293	40,173
Carter's, Inc.	368	36,888
Columbia Sportswear Co.	157	14,201
D.R. Horton, Inc.	5,245	274,681
Garmin Ltd.	2,240	210,000
Hanesbrands, Inc.	1,189	18,085
Leggett & Platt, Inc.	2,027	103,985
Lennar Corp., B Shares	134	6,301
Lennar Corp., Class A	2,546	151,741
Mattel, Inc. *	1,575	18,805
Mohawk Industries, Inc. *	921	132,053
Newell Brands, Inc.	5,812	110,254
Polaris, Inc.	93	9,174
PulteGroup, Inc.	3,911	153,468
PVH Corp.	1,155	100,670
Ralph Lauren Corp.	790	75,887
Skechers U.S.A., Inc., Class A *	1,284	47,983
Tapestry, Inc.	4,400	113,784
Toll Brothers, Inc.	2,030	80,733
Under Armour, Inc., Class A *	966	19,948
Security	Number of Shares	Value ($)
Under Armour, Inc., Class C *	1,030	19,055
Whirlpool Corp.	950	144,514
		1,958,503

Consumer Services 2.0%
Aramark	3,755	164,319
Caesars Entertainment Corp. *	8,795	108,003
Carnival Corp.	6,135	263,130
Choice Hotels International, Inc.	294	26,013
Dunkin' Brands Group, Inc.	90	7,076
Extended Stay America, Inc.	2,879	40,911
frontdoor, Inc. *	1,294	62,410
Graham Holdings Co., Class B	65	40,928
Grand Canyon Education, Inc. *	661	60,785
H&R Block, Inc.	2,655	66,348
Hilton Grand Vacations, Inc. *	1,155	40,113
Hyatt Hotels Corp., Class A	574	42,901
International Game Technology plc	1,501	19,873
Las Vegas Sands Corp.	2,724	168,452
McDonald's Corp.	9,930	1,953,231
MGM Resorts International	7,129	203,176
Norwegian Cruise Line Holdings Ltd. *	2,628	133,397
Royal Caribbean Cruises Ltd.	2,643	287,638
Service Corp. International	1,745	79,363
ServiceMaster Global Holdings, Inc. *	1,752	70,746
Six Flags Entertainment Corp.	1,108	46,746
Vail Resorts, Inc.	66	15,336
Wyndham Destinations, Inc.	1,393	64,649
Wyndham Hotels & Resorts, Inc.	1,044	56,345
Wynn Resorts Ltd.	255	30,942
Yum China Holdings, Inc.	1,090	46,325
Yum! Brands, Inc.	521	52,991
		4,152,147

Diversified Financials 8.1%
Affiliated Managers Group, Inc.	777	62,067
AGNC Investment Corp.	8,471	144,430
Ally Financial, Inc.	6,030	184,699
American Express Co.	4,665	547,111
Ameriprise Financial, Inc.	1,738	262,247
Annaly Capital Management, Inc.	22,359	200,784
AXA Equitable Holdings, Inc.	4,542	98,107
Berkshire Hathaway, Inc., Class B *	30,170	6,413,538
BGC Partners, Inc., Class A	4,539	23,603
BlackRock, Inc.	1,826	843,064
Capital One Financial Corp.	7,206	671,959
Cboe Global Markets, Inc.	1,279	147,277
Chimera Investment Corp.	2,855	57,842
CME Group, Inc.	5,460	1,123,395
Credit Acceptance Corp. *	19	8,318
Discover Financial Services	3,182	255,387
E*TRADE Financial Corp.	3,010	125,788
Eaton Vance Corp.	1,716	78,250
Evercore, Inc., Class A	381	28,057
Franklin Resources, Inc.	4,327	119,209
Interactive Brokers Group, Inc., Class A	852	40,530
Intercontinental Exchange, Inc.	5,164	487,068
Invesco Ltd.	6,091	102,451
Janus Henderson Group plc	2,477	57,293
Jefferies Financial Group, Inc.	4,041	75,445
Lazard Ltd., Class A	1,014	37,853
Legg Mason, Inc.	1,330	49,556
MFA Financial, Inc.	6,917	52,500
Morgan Stanley	18,324	843,820
Nasdaq, Inc.	1,778	177,391
Navient Corp.	3,105	42,756

64
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
New Residential Investment Corp.	6,412	101,566
Northern Trust Corp.	3,046	303,625
OneMain Holdings, Inc.	1,011	40,440
Raymond James Financial, Inc.	1,476	123,231
Santander Consumer USA Holdings, Inc.	1,573	39,451
SEI Investments Co.	1,041	62,377
SLM Corp.	6,556	55,333
Starwood Property Trust, Inc.	4,208	103,517
State Street Corp.	5,741	379,308
Synchrony Financial	7,449	263,471
T. Rowe Price Group, Inc.	2,532	293,206
TD Ameritrade Holding Corp.	556	21,339
The Bank of New York Mellon Corp.	12,929	604,431
The Charles Schwab Corp. (a)	7,215	293,723
The Goldman Sachs Group, Inc.	4,989	1,064,553
Two Harbors Investment Corp.	4,176	57,921
Virtu Financial, Inc., Class A	465	7,886
Voya Financial, Inc.	2,005	108,190
		17,285,363

Energy 8.0%
Antero Midstream Corp.	3,535	22,765
Antero Resources Corp. *	4,046	10,115
Apache Corp.	5,776	125,108
Apergy Corp. *	1,209	30,431
Baker Hughes Co.	9,724	208,094
Cabot Oil & Gas Corp.	2,373	44,233
Centennial Resource Development, Inc., Class A *	2,829	9,619
Cheniere Energy, Inc. *	1,513	93,125
Chesapeake Energy Corp. *(b)	19,764	26,484
Chevron Corp.	29,405	3,415,097
Cimarex Energy Co.	1,531	64,639
Concho Resources, Inc.	3,052	206,071
ConocoPhillips	17,139	946,073
Continental Resources, Inc. *	1,314	38,724
Devon Energy Corp.	6,225	126,243
Diamondback Energy, Inc.	2,007	172,120
EOG Resources, Inc.	8,949	620,255
EQT Corp.	3,926	42,165
Equitrans Midstream Corp.	2,833	39,435
Exxon Mobil Corp.	65,292	4,411,780
Halliburton Co.	13,422	258,373
Helmerich & Payne, Inc.	1,621	60,788
Hess Corp.	4,142	272,336
HollyFrontier Corp.	2,357	129,494
Kinder Morgan, Inc.	30,078	600,958
Kosmos Energy Ltd.	5,436	33,703
Marathon Oil Corp.	12,328	142,142
Marathon Petroleum Corp.	10,124	647,430
Murphy Oil Corp.	2,388	49,264
National Oilwell Varco, Inc.	5,928	134,091
Noble Energy, Inc.	7,309	140,771
Occidental Petroleum Corp.	13,806	559,143
ONEOK, Inc.	4,317	301,456
Parsley Energy, Inc., Class A	1,812	28,648
Patterson-UTI Energy, Inc.	3,088	25,692
PBF Energy, Inc., Class A	1,832	59,137
Phillips 66	6,917	808,044
Pioneer Natural Resources Co.	1,476	181,578
Range Resources Corp.	3,346	13,484
Schlumberger Ltd.	21,362	698,324
Targa Resources Corp.	3,513	136,585
The Williams Cos., Inc.	18,704	417,286
Transocean Ltd. *	8,941	42,470
Security	Number of Shares	Value ($)
Valero Energy Corp.	6,423	622,903
WPX Energy, Inc. *	6,467	64,541
		17,081,217

Food & Staples Retailing 1.8%
Casey's General Stores, Inc.	420	71,740
Grocery Outlet Holding Corp. *	409	13,047
Sprouts Farmers Market, Inc. *	952	18,478
The Kroger Co.	12,251	301,865
U.S. Foods Holding Corp. *	3,348	132,815
Walgreens Boots Alliance, Inc.	11,759	644,158
Walmart, Inc.	21,659	2,539,735
		3,721,838

Food, Beverage & Tobacco 4.2%
Altria Group, Inc.	14,772	661,638
Archer-Daniels-Midland Co.	8,584	360,871
Beyond Meat, Inc. *	197	16,637
Brown-Forman Corp., Class A	45	2,797
Brown-Forman Corp., Class B	178	11,663
Bunge Ltd.	2,123	114,642
Campbell Soup Co.	1,114	51,589
ConAgra Brands, Inc.	7,453	201,604
Constellation Brands, Inc., Class A	2,443	464,976
Flowers Foods, Inc.	2,983	64,791
General Mills, Inc.	9,239	469,895
Hormel Foods Corp.	4,292	175,500
Ingredion, Inc.	1,023	80,817
Kellogg Co.	2,328	147,898
Keurig Dr Pepper, Inc.	3,161	89,014
Lamb Weston Holdings, Inc.	1,665	129,937
McCormick & Co., Inc. - Non Voting Shares	669	107,502
Molson Coors Brewing Co., Class B	2,684	141,500
Mondelez International, Inc., Class A	21,920	1,149,704
PepsiCo, Inc.	3,453	473,648
Philip Morris International, Inc.	23,972	1,952,280
Pilgrim's Pride Corp. *	531	16,121
Post Holdings, Inc. *	545	56,080
Seaboard Corp.	4	16,876
The Coca-Cola Co.	18,795	1,023,012
The Hain Celestial Group, Inc. *	1,407	33,261
The Hershey Co.	282	41,417
The JM Smucker Co.	1,684	177,965
The Kraft Heinz Co.	9,624	311,144
TreeHouse Foods, Inc. *	711	38,408
Tyson Foods, Inc., Class A	4,434	367,091
		8,950,278

Health Care Equipment & Services 5.8%
Abbott Laboratories	15,058	1,258,999
Acadia Healthcare Co., Inc. *	1,341	40,217
Anthem, Inc.	2,810	756,115
Baxter International, Inc.	3,941	302,275
Becton, Dickinson & Co.	3,778	967,168
Cantel Medical Corp.	253	18,441
Cardinal Health, Inc.	4,603	227,618
Centene Corp. *	1,027	54,513
Change Healthcare, Inc. *	356	4,706
Cigna Corp. *	3,985	711,163
Covetrus, Inc. *	1,471	14,585
CVS Health Corp.	20,020	1,329,128
Danaher Corp.	9,296	1,281,175
DaVita, Inc. *	1,884	110,402
DENTSPLY SIRONA, Inc.	3,421	187,402
Encompass Health Corp.	750	48,015

65
Schwab Equity Index Funds  |  Annual Report
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Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
HCA Healthcare, Inc.	1,673	223,412
Henry Schein, Inc. *	1,994	124,795
Hill-Rom Holdings, Inc.	498	52,136
Hologic, Inc. *	805	38,890
Humana, Inc.	1,188	349,510
ICU Medical, Inc. *	209	33,777
Integra LifeSciences Holdings Corp. *	1,086	63,053
Laboratory Corp. of America Holdings *	1,421	234,138
McKesson Corp.	2,536	337,288
MEDNAX, Inc. *	1,269	27,867
Medtronic plc	20,697	2,253,903
Molina Healthcare, Inc. *	209	24,587
Premier, Inc., Class A *	786	25,608
Quest Diagnostics, Inc.	2,073	209,891
Steris plc	1,217	172,291
The Cooper Cos., Inc.	648	188,568
Universal Health Services, Inc., Class B	1,215	167,014
WellCare Health Plans, Inc. *	74	21,948
West Pharmaceutical Services, Inc.	276	39,700
Zimmer Biomet Holdings, Inc.	3,161	436,945
		12,337,243

Household & Personal Products 3.0%
Colgate-Palmolive Co.	12,963	889,262
Coty, Inc., Class A	4,470	52,254
Energizer Holdings, Inc.	951	40,408
Herbalife Nutrition Ltd. *	1,338	59,769
Kimberly-Clark Corp.	5,264	699,480
Nu Skin Enterprises, Inc., Class A	857	38,205
Spectrum Brands Holdings, Inc.	644	32,335
The Clorox Co.	361	53,316
The Procter & Gamble Co.	35,913	4,471,528
		6,336,557

Insurance 4.4%
Aflac, Inc.	11,372	604,536
Alleghany Corp. *	192	149,432
American Financial Group, Inc.	1,142	118,814
American International Group, Inc.	13,419	710,670
American National Insurance Co.	110	13,198
Arch Capital Group Ltd. *	5,081	212,183
Arthur J. Gallagher & Co.	2,223	202,782
Assurant, Inc.	944	119,010
Assured Guaranty Ltd.	1,471	69,019
Athene Holding Ltd., Class A *	1,357	58,826
Axis Capital Holdings Ltd.	1,151	68,404
Brighthouse Financial, Inc. *	1,709	64,532
Brown & Brown, Inc.	3,417	128,753
Chubb Ltd.	7,020	1,069,988
Cincinnati Financial Corp.	2,348	265,817
CNA Financial Corp.	416	18,654
Erie Indemnity Co., Class A	131	24,139
Everest Re Group Ltd.	432	111,063
Fidelity National Financial, Inc.	4,075	186,798
First American Financial Corp.	1,689	104,346
Globe Life, Inc.	1,664	161,957
Kemper Corp.	789	56,713
Lincoln National Corp.	3,080	173,958
Loews Corp.	4,024	197,176
Markel Corp. *	192	224,832
Marsh & McLennan Cos., Inc.	959	99,372
Mercury General Corp.	419	20,137
MetLife, Inc.	12,206	571,119
Old Republic International Corp.	4,359	97,380
Primerica, Inc.	176	22,208
Principal Financial Group, Inc.	4,260	227,399
Security	Number of Shares	Value ($)
Prudential Financial, Inc.	6,253	569,898
Reinsurance Group of America, Inc.	960	155,971
RenaissanceRe Holdings Ltd.	411	76,931
The Allstate Corp.	5,067	539,230
The Hanover Insurance Group, Inc.	613	80,738
The Hartford Financial Services Group, Inc.	5,554	317,022
The Progressive Corp.	6,050	421,685
The Travelers Cos., Inc.	3,381	443,114
Unum Group	3,226	88,844
W. R. Berkley Corp.	2,207	154,269
White Mountains Insurance Group Ltd.	47	50,337
Willis Towers Watson plc	1,989	371,744
		9,422,998

Materials 4.2%
Air Products & Chemicals, Inc.	2,911	620,800
Albemarle Corp.	1,623	98,581
Alcoa Corp. *	2,833	58,898
AptarGroup, Inc.	590	69,708
Ardagh Group S.A.	313	5,844
Ashland Global Holdings, Inc.	920	71,180
Avery Dennison Corp.	87	11,124
Axalta Coating Systems Ltd. *	2,195	64,731
Berry Global Group, Inc. *	1,253	52,012
Cabot Corp.	860	37,487
Celanese Corp.	1,901	230,306
CF Industries Holdings, Inc.	3,013	136,640
Corteva, Inc. *	11,562	305,006
Crown Holdings, Inc. *	855	62,278
Domtar Corp.	962	35,007
Dow, Inc. *	11,549	583,109
DuPont de Nemours, Inc.	11,560	761,920
Eagle Materials, Inc.	115	10,504
Eastman Chemical Co.	2,098	159,532
Element Solutions, Inc. *	2,185	23,729
FMC Corp.	2,027	185,470
Freeport-McMoRan, Inc.	22,241	218,407
Graphic Packaging Holding Co.	4,516	70,721
Huntsman Corp.	3,363	74,423
International Flavors & Fragrances, Inc.	1,637	199,730
International Paper Co.	6,036	263,652
Linde plc	8,369	1,659,991
LyondellBasell Industries N.V., Class A	4,099	367,680
Martin Marietta Materials, Inc.	669	175,218
NewMarket Corp.	10	4,855
Newmont Goldcorp Corp.	12,600	500,598
Nucor Corp.	4,700	253,095
Olin Corp.	2,535	46,492
Owens-Illinois, Inc.	2,438	20,723
Packaging Corp. of America	1,436	157,185
PPG Industries, Inc.	2,455	307,170
Reliance Steel & Aluminum Co.	1,007	116,852
Royal Gold, Inc.	691	79,769
RPM International, Inc.	1,642	118,930
Sealed Air Corp.	2,230	93,147
Silgan Holdings, Inc.	1,213	37,324
Sonoco Products Co.	1,536	88,627
Southern Copper Corp.	353	12,560
Steel Dynamics, Inc.	3,231	98,093
The Chemours Co.	2,547	41,796
The Mosaic Co.	5,427	107,889
United States Steel Corp.	2,580	29,696
Valvoline, Inc.	2,886	61,587
Vulcan Materials Co.	164	23,431

66
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Westlake Chemical Corp.	552	34,881
WestRock Co.	3,904	145,892
		8,994,280

Media & Entertainment 4.0%
Activision Blizzard, Inc.	11,049	619,075
CBS Corp., Class B - Non Voting Shares	514	18,525
Charter Communications, Inc., Class A *	1,015	474,878
Cinemark Holdings, Inc.	1,638	59,951
Comcast Corp., Class A	36,831	1,650,765
Discovery, Inc., Class A *	2,381	64,180
Discovery, Inc., Class C *	5,402	136,346
DISH Network Corp., Class A *	3,597	123,665
Electronic Arts, Inc. *	439	42,320
Fox Corp., Class A	4,874	156,163
Fox Corp., Class B *	2,273	71,009
IAC/InterActiveCorp *	476	108,171
John Wiley & Sons, Inc., Class A	659	30,360
Liberty Broadband Corp., Class A *	378	44,600
Liberty Broadband Corp., Class C *	1,625	191,864
Liberty Media Corp. - Liberty Formula One, Class A *	362	14,636
Liberty Media Corp. - Liberty Formula One, Class C *	3,059	130,007
Liberty Media Corp. - Liberty SiriusXM, Class A *	1,298	58,293
Liberty Media Corp. - Liberty SiriusXM, Class C *	2,366	106,920
Lions Gate Entertainment Corp., Class A *	765	6,112
Lions Gate Entertainment Corp., Class B *	1,689	12,651
News Corp., Class A	5,918	81,136
News Corp., Class B	1,866	26,348
Nexstar Media Group, Inc., Class A	153	14,885
Omnicom Group, Inc.	1,545	119,259
Sinclair Broadcast Group, Inc., Class A	65	2,590
Take-Two Interactive Software, Inc. *	930	111,925
The Interpublic Group of Cos., Inc.	5,369	116,776
The Madison Square Garden Co., Class A *	258	68,865
The New York Times Co., Class A	2,025	62,572
The Walt Disney Co.	26,932	3,499,005
TripAdvisor, Inc. *	177	7,151
Viacom, Inc., Class A	158	3,775
Viacom, Inc., Class B	5,432	117,114
Zillow Group, Inc., Class A *	896	29,021
Zillow Group, Inc., Class C *	1,888	61,492
Zynga, Inc., Class A *	10,154	62,650
		8,505,055

Pharmaceuticals, Biotechnology & Life Sciences 6.8%
Adaptive Biotechnologies Corp. *	74	1,929
Agilent Technologies, Inc.	4,322	327,391
Agios Pharmaceuticals, Inc. *	700	21,056
Alexion Pharmaceuticals, Inc. *	814	85,796
Alkermes plc *	2,380	46,481
Allergan plc	5,058	890,764
Alnylam Pharmaceuticals, Inc. *	258	22,379
Amgen, Inc.	737	157,165
Avantor, Inc. *	1,018	14,466
Bio-Rad Laboratories, Inc., Class A *	328	108,771
Biogen, Inc. *	1,865	557,094
Bluebird Bio, Inc. *	841	68,121
Bristol-Myers Squibb Co.	14,888	854,125
Catalent, Inc. *	2,227	108,344
Elanco Animal Health, Inc. *	5,734	154,933
Exelixis, Inc. *	2,738	42,302
Gilead Sciences, Inc.	16,843	1,073,068
Security	Number of Shares	Value ($)
Horizon Therapeutics plc *	2,482	71,755
IQVIA Holdings, Inc. *	1,587	229,195
Jazz Pharmaceuticals plc *	94	11,809
Johnson & Johnson	34,789	4,593,540
Merck & Co., Inc.	2,068	179,213
Moderna, Inc. *	310	5,192
Mylan N.V. *	7,895	151,189
Nektar Therapeutics *	2,211	37,863
PerkinElmer, Inc.	1,330	114,327
Perrigo Co., plc	1,947	103,230
Pfizer, Inc.	85,817	3,292,798
QIAGEN N.V. *	3,393	101,145
Regeneron Pharmaceuticals, Inc. *	1,001	306,586
Thermo Fisher Scientific, Inc.	1,962	592,485
United Therapeutics Corp. *	666	59,833
		14,384,345

Real Estate 5.5%
Alexandria Real Estate Equities, Inc.	1,720	273,050
American Campus Communities, Inc.	2,113	105,608
American Homes 4 Rent, Class A	2,254	59,663
Apartment Investment & Management Co., Class A	2,286	125,456
Apple Hospitality REIT, Inc.	3,229	53,214
AvalonBay Communities, Inc.	2,144	466,663
Boston Properties, Inc.	2,383	326,948
Brandywine Realty Trust	2,706	41,348
Brixmor Property Group, Inc.	4,589	101,050
Camden Property Trust	1,443	165,036
CBRE Group, Inc., Class A *	3,258	174,466
Colony Capital, Inc.	7,022	39,323
Columbia Property Trust, Inc.	1,814	37,223
CoreSite Realty Corp.	122	14,335
Corporate Office Properties Trust	1,726	51,159
Cousins Properties, Inc.	2,229	89,450
CubeSmart	2,970	94,149
CyrusOne, Inc.	1,717	122,388
Digital Realty Trust, Inc.	3,201	406,655
Douglas Emmett, Inc.	2,538	109,946
Duke Realty Corp.	5,554	195,168
Empire State Realty Trust, Inc., Class A	2,219	32,109
EPR Properties	1,176	91,481
Equity Commonwealth	1,868	60,112
Equity Residential	5,631	499,244
Essex Property Trust, Inc.	1,008	329,747
Extra Space Storage, Inc.	366	41,091
Federal Realty Investment Trust	1,154	156,955
Gaming & Leisure Properties, Inc.	3,110	125,520
HCP, Inc.	7,577	285,047
Healthcare Trust of America, Inc., Class A	3,153	97,743
Highwoods Properties, Inc.	1,560	73,008
Host Hotels & Resorts, Inc.	11,156	182,847
Hudson Pacific Properties, Inc.	2,327	83,586
Invitation Homes, Inc.	7,347	226,214
Iron Mountain, Inc.	3,887	127,494
JBG SMITH Properties	1,872	75,367
Jones Lang LaSalle, Inc.	705	103,297
Kilroy Realty Corp.	1,524	127,909
Kimco Realty Corp.	6,228	134,276
Liberty Property Trust	2,396	141,532
Life Storage, Inc.	709	77,224
Medical Properties Trust, Inc.	6,807	141,109
Mid-America Apartment Communities, Inc.	1,749	243,093
National Retail Properties, Inc.	2,492	146,804
Omega Healthcare Investors, Inc.	3,280	144,451
Outfront Media, Inc.	1,834	48,253
Paramount Group, Inc.	3,094	41,676

67
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Park Hotels & Resorts, Inc.	3,694	85,885
Prologis, Inc.	9,678	849,341
Public Storage	552	123,019
Rayonier, Inc.	1,967	53,070
Realty Income Corp.	4,905	401,180
Regency Centers Corp.	2,566	172,538
Retail Properties of America, Inc., Class A	3,300	45,408
Service Properties Trust	2,490	62,997
Simon Property Group, Inc.	536	80,764
SITE Centers Corp.	2,097	32,566
SL Green Realty Corp.	1,257	105,085
Spirit Realty Capital, Inc.	1,374	68,480
STORE Capital Corp.	3,223	130,531
Sun Communities, Inc.	1,038	168,831
Taubman Centers, Inc.	876	31,343
The Howard Hughes Corp. *	421	47,076
The Macerich Co.	2,187	60,142
UDR, Inc.	4,238	212,959
Ventas, Inc.	5,737	373,479
VEREIT, Inc.	16,302	160,412
VICI Properties, Inc.	7,117	167,605
Vornado Realty Trust	2,664	174,838
Weingarten Realty Investors	1,872	59,399
Welltower, Inc.	6,243	566,178
Weyerhaeuser Co.	11,478	335,272
WP Carey, Inc.	2,603	239,632
		11,697,517

Retailing 2.1%
Advance Auto Parts, Inc.	807	131,121
AutoNation, Inc. *	822	41,799
Best Buy Co., Inc.	2,795	200,765
CarMax, Inc. *	1,347	125,500
Dick's Sporting Goods, Inc.	1,020	39,709
Dollar General Corp.	239	38,321
Dollar Tree, Inc. *	1,658	183,043
Expedia Group, Inc.	275	37,581
Foot Locker, Inc.	1,685	73,314
Genuine Parts Co.	2,172	222,804
Kohl's Corp.	2,503	128,304
L Brands, Inc.	2,922	49,791
LKQ Corp. *	4,052	137,727
Macy's, Inc.	4,785	72,541
Penske Automotive Group, Inc.	516	25,140
Qurate Retail, Inc. Class A *	5,916	56,439
Target Corp.	7,281	778,412
The Gap, Inc.	3,343	54,357
The Home Depot, Inc.	7,312	1,715,249
Tiffany & Co.	1,865	232,211
Urban Outfitters, Inc. *	1,072	30,766
Williams-Sonoma, Inc.	973	64,987
		4,439,881

Semiconductors & Semiconductor Equipment 3.4%
Analog Devices, Inc.	4,903	522,807
Applied Materials, Inc.	6,686	362,782
Cree, Inc. *	1,508	71,977
Cypress Semiconductor Corp.	5,655	131,592
First Solar, Inc. *	1,258	65,152
Intel Corp.	68,383	3,865,691
Lam Research Corp.	273	73,994
Marvell Technology Group Ltd.	10,121	246,851
Maxim Integrated Products, Inc.	2,615	153,396
Microchip Technology, Inc.	2,566	241,948
Micron Technology, Inc. *	17,055	810,965
MKS Instruments, Inc.	830	89,823
Security	Number of Shares	Value ($)
ON Semiconductor Corp. *	6,276	128,030
Qorvo, Inc. *	1,818	147,004
Skyworks Solutions, Inc.	2,524	229,835
		7,141,847

Software & Services 1.5%
2U, Inc. *	543	9,733
Akamai Technologies, Inc. *	219	18,943
Alliance Data Systems Corp.	551	55,100
Amdocs Ltd.	2,075	135,290
Autodesk, Inc. *	774	114,057
CACI International, Inc., Class A *	381	85,249
Cerence, Inc. *	540	8,370
Ceridian HCM Holding, Inc. *	236	11,387
Citrix Systems, Inc.	218	23,731
Cognizant Technology Solutions Corp., Class A	7,821	476,612
CoreLogic, Inc. *	1,167	47,252
DXC Technology Co.	4,017	111,150
Dynatrace, Inc. *	104	2,104
Fidelity National Information Services, Inc.	3,649	480,792
International Business Machines Corp.	5,403	722,543
Jack Henry & Associates, Inc.	142	20,102
Leidos Holdings, Inc.	2,099	180,997
LogMeIn, Inc.	757	49,720
Medallia, Inc. *	65	1,890
Nuance Communications, Inc. *	4,412	72,004
Sabre Corp.	3,487	81,875
SolarWinds Corp. *	504	9,551
SS&C Technologies Holdings, Inc.	327	17,007
Symantec Corp.	8,916	203,998
The Western Union Co.	5,101	127,831
VeriSign, Inc. *	500	95,010
		3,162,298

Technology Hardware & Equipment 1.2%
Arrow Electronics, Inc. *	1,268	100,527
Avnet, Inc.	1,562	61,793
Ciena Corp. *	2,397	88,977
Coherent, Inc. *	370	55,100
CommScope Holding Co., Inc. *	2,875	32,200
Corning, Inc.	8,158	241,722
Dell Technologies, Inc., Class C *	656	34,696
Dolby Laboratories, Inc., Class A	839	53,973
EchoStar Corp., Class A *	715	27,885
F5 Networks, Inc. *	70	10,086
FLIR Systems, Inc.	1,898	97,861
Hewlett Packard Enterprise Co.	20,659	339,014
HP, Inc.	22,035	382,748
IPG Photonics Corp. *	504	67,677
Jabil, Inc.	1,793	66,018
Juniper Networks, Inc.	5,250	130,305
Littelfuse, Inc.	364	63,907
Motorola Solutions, Inc.	662	110,104
National Instruments Corp.	1,872	77,482
SYNNEX Corp.	638	75,118
Trimble, Inc. *	3,196	127,329
ViaSat, Inc. *	866	59,615
Western Digital Corp.	4,522	233,561
Xerox Holdings Corp.	2,844	96,497
		2,634,195

Telecommunication Services 4.2%
AT&T, Inc.	112,599	4,333,935
CenturyLink, Inc.	16,787	217,224

68
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
GCI Liberty, Inc., Class A *	1,520	106,370
Sprint Corp. *	8,799	54,642
T-Mobile US, Inc. *	2,300	190,118
Telephone & Data Systems, Inc.	1,560	40,700
United States Cellular Corp. *	248	9,231
Verizon Communications, Inc.	63,830	3,859,800
		8,812,020

Transportation 1.9%
Alaska Air Group, Inc.	997	69,222
AMERCO	136	55,085
American Airlines Group, Inc.	5,498	165,270
C.H. Robinson Worldwide, Inc.	493	37,291
Copa Holdings S.A., Class A	483	49,140
CSX Corp.	7,512	527,868
Delta Air Lines, Inc.	7,185	395,750
Expeditors International of Washington, Inc.	763	55,653
FedEx Corp.	3,720	567,895
Genesee & Wyoming, Inc., Class A *	714	79,275
JB Hunt Transport Services, Inc.	908	106,745
JetBlue Airways Corp. *	4,138	79,863
Kansas City Southern	1,546	217,646
Kirby Corp. *	909	71,956
Knight-Swift Transportation Holdings, Inc.	1,908	69,566
Landstar System, Inc.	50	5,658
Lyft, Inc., Class A *	474	19,643
Macquarie Infrastructure Corp.	1,130	48,748
Norfolk Southern Corp.	3,553	646,646
Old Dominion Freight Line, Inc.	572	104,150
Ryder System, Inc.	802	39,001
Schneider National, Inc., Class B	831	19,005
Southwest Airlines Co.	3,010	168,951
Uber Technologies, Inc. *(b)	2,497	78,656
United Airlines Holdings, Inc. *	2,832	257,259
XPO Logistics, Inc. *	593	45,305
		3,981,247

Utilities 6.8%
AES Corp.	10,241	174,609
Alliant Energy Corp.	3,678	196,185
Ameren Corp.	3,778	293,551
American Electric Power Co., Inc.	7,620	719,252
American Water Works Co., Inc.	2,784	343,184
Aqua America, Inc.	3,312	150,133
Atmos Energy Corp.	1,805	203,026
Avangrid, Inc.	868	43,443
CenterPoint Energy, Inc.	7,746	225,176
CMS Energy Corp.	4,342	277,541
Consolidated Edison, Inc.	5,129	472,996
Dominion Energy, Inc.	12,357	1,020,070
DTE Energy Co.	2,818	358,788
Duke Energy Corp.	11,227	1,058,257
Edison International	5,396	339,408
Entergy Corp.	3,066	372,458
Evergy, Inc.	3,626	231,738
Eversource Energy	4,996	418,365
Exelon Corp.	14,954	680,257
FirstEnergy Corp.	8,193	395,886
Hawaiian Electric Industries, Inc.	1,646	74,317
IDACORP, Inc.	766	82,437
MDU Resources Group, Inc.	2,994	86,497
National Fuel Gas Co.	1,249	56,592
NextEra Energy, Inc.	7,379	1,758,711
NiSource, Inc.	5,723	160,473
NRG Energy, Inc.	3,873	155,385
OGE Energy Corp.	3,072	132,280
Security	Number of Shares	Value ($)
PG&E Corp. *	8,077	49,835
Pinnacle West Capital Corp.	1,723	162,169
PPL Corp.	11,145	373,246
Public Service Enterprise Group, Inc.	7,779	492,489
Sempra Energy	4,232	611,566
The Southern Co.	16,041	1,005,129
UGI Corp.	3,200	152,544
Vistra Energy Corp.	6,502	175,749
WEC Energy Group, Inc.	4,866	459,350
Xcel Energy, Inc.	7,940	504,269
		14,467,361
Total Common Stock
(Cost $196,691,653)		211,402,342

Other Investment Companies 0.1% of net assets

Equity Funds 0.1%
iShares Russell 1000 Value ETF	1,100	143,077

Securities Lending Collateral 0.0%
Wells Fargo Government Money Market Fund, Select Class 1.75% (c)	99,345	99,345
Total Other Investment Companies
(Cost $242,598)		242,422

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 1000 Growth Index, e-mini, expires 12/20/19	10	638,450	(34)
*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $90,270.
(c)	The rate shown is the 7-day yield.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust

69
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.6% of net assets

Automobiles & Components 0.8%
Aptiv plc	11,993	1,073,973
BorgWarner, Inc.	9,636	401,629
Gentex Corp.	11,858	332,617
Harley-Davidson, Inc.	7,265	282,681
Lear Corp.	2,834	333,760
The Goodyear Tire & Rubber Co.	10,888	172,793
Thor Industries, Inc.	2,440	154,354
		2,751,807

Banks 4.2%
Associated Banc-Corp.	7,509	151,006
Bank of Hawaii Corp.	1,891	165,103
Bank OZK	5,665	158,960
BankUnited, Inc.	4,383	150,337
BOK Financial Corp.	1,486	114,645
CIT Group, Inc.	4,411	189,188
Citizens Financial Group, Inc.	20,780	730,625
Comerica, Inc.	6,939	453,949
Commerce Bancshares, Inc.	4,627	297,794
Cullen/Frost Bankers, Inc.	2,632	237,091
East West Bancorp, Inc.	6,739	289,238
F.N.B. Corp.	15,095	182,046
Fifth Third Bancorp	34,158	993,315
First Citizens BancShares, Inc., Class A	340	167,253
First Hawaiian, Inc.	6,201	169,473
First Horizon National Corp.	14,527	231,996
First Republic Bank	7,748	824,077
Huntington Bancshares, Inc.	48,441	684,471
KeyCorp	46,785	840,726
LendingTree, Inc. *	354	127,387
M&T Bank Corp.	6,207	971,582
MGIC Investment Corp.	16,508	226,325
New York Community Bancorp, Inc.	21,038	245,093
PacWest Bancorp	5,495	203,260
People's United Financial, Inc.	20,499	331,469
Pinnacle Financial Partners, Inc.	3,492	205,399
Popular, Inc.	4,431	241,312
Prosperity Bancshares, Inc.	4,241	292,714
Regions Financial Corp.	46,523	749,020
Signature Bank	2,505	296,392
Sterling Bancorp	9,425	185,201
SunTrust Banks, Inc.	20,634	1,410,128
SVB Financial Group *	2,417	535,317
Synovus Financial Corp.	6,842	231,738
TCF Financial Corp.	7,090	280,693
Texas Capital Bancshares, Inc. *	2,304	124,554
TFS Financial Corp.	2,354	45,338
Umpqua Holdings Corp.	10,340	163,579
Webster Financial Corp.	4,264	188,042
Western Alliance Bancorp	4,511	222,528
Wintrust Financial Corp.	2,616	166,953
Zions Bancorp NA	8,088	392,025
		14,867,342

Security	Number of Shares	Value ($)
Capital Goods 9.2%
A.O. Smith Corp.	6,284	312,189
Acuity Brands, Inc.	1,843	229,988
AECOM *	7,228	289,192
AGCO Corp.	2,961	227,079
Air Lease Corp.	4,858	213,655
Allegion plc	4,374	507,559
Allison Transmission Holdings, Inc.	5,153	224,722
AMETEK, Inc.	10,587	970,299
Arconic, Inc.	18,177	499,322
Armstrong World Industries, Inc.	2,280	213,248
BWX Technologies, Inc.	4,410	256,221
Carlisle Cos., Inc.	2,623	399,404
Colfax Corp. *	4,367	146,731
Crane Co.	2,342	179,210
Cummins, Inc.	7,165	1,235,819
Curtiss-Wright Corp.	1,976	267,254
Donaldson Co., Inc.	5,927	312,590
Dover Corp.	6,730	699,180
Fastenal Co.	26,623	956,831
Flowserve Corp.	6,075	296,703
Fluor Corp.	6,419	103,410
Fortive Corp.	13,760	949,440
Fortune Brands Home & Security, Inc.	6,458	387,803
Gardner Denver Holdings, Inc. *	6,168	196,327
Gates Industrial Corp. plc *	2,005	20,050
Graco, Inc.	7,641	345,373
GrafTech International Ltd.	2,866	34,621
HD Supply Holdings, Inc. *	7,918	313,078
HEICO Corp.	1,809	223,122
HEICO Corp., Class A	3,559	339,066
Hexcel Corp.	3,930	293,257
Hubbell, Inc.	2,514	356,234
Huntington Ingalls Industries, Inc.	1,886	425,595
IDEX Corp.	3,522	547,777
Ingersoll-Rand plc	11,216	1,423,198
ITT, Inc.	4,082	242,675
Jacobs Engineering Group, Inc.	6,146	575,143
L3Harris Technologies, Inc.	10,288	2,122,517
Lennox International, Inc.	1,634	404,186
Lincoln Electric Holdings, Inc.	2,739	245,332
Masco Corp.	13,439	621,554
MSC Industrial Direct Co., Inc., Class A	2,045	149,714
Nordson Corp.	2,672	418,996
nVent Electric plc	7,084	163,357
Oshkosh Corp.	3,162	269,972
Owens Corning	5,003	306,584
PACCAR, Inc.	15,800	1,201,748
Parker-Hannifin Corp.	5,965	1,094,518
Pentair plc	7,762	321,890
Quanta Services, Inc.	6,573	276,395
Regal Beloit Corp.	1,956	144,842
Resideo Technologies, Inc. *	5,633	53,683
Rockwell Automation, Inc.	5,431	934,078
Sensata Technologies Holding plc *	7,362	376,861
Snap-on, Inc.	2,558	416,110
Spirit AeroSystems Holdings, Inc., Class A	4,807	393,309
Stanley Black & Decker, Inc.	7,057	1,067,936

70
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Teledyne Technologies, Inc. *	1,668	549,773
Textron, Inc.	10,751	495,514
The Middleby Corp. *	2,571	310,962
The Timken Co.	3,142	153,958
The Toro Co.	4,942	381,176
TransDigm Group, Inc.	2,291	1,205,707
Trinity Industries, Inc.	4,962	98,148
United Rentals, Inc. *	3,584	478,715
Univar Solutions, Inc. *	7,364	158,031
Valmont Industries, Inc.	985	135,132
W.W. Grainger, Inc.	2,039	629,725
WABCO Holdings, Inc. *	2,371	319,184
Wabtec Corp.	8,363	580,141
Watsco, Inc.	1,509	266,037
WESCO International, Inc. *	1,995	100,049
Woodward, Inc.	2,547	271,663
Xylem, Inc.	8,319	637,984
		32,968,846

Commercial & Professional Services 2.6%
ADT, Inc. (a)	5,316	41,146
Cintas Corp.	3,896	1,046,738
Clean Harbors, Inc. *	2,406	198,399
Copart, Inc. *	9,199	760,205
CoStar Group, Inc. *	1,675	920,446
Equifax, Inc.	5,604	766,123
IAA, Inc. *	6,188	236,072
IHS Markit Ltd. *	18,439	1,291,099
KAR Auction Services, Inc.	6,110	151,895
ManpowerGroup, Inc.	2,773	252,121
Nielsen Holdings plc	16,459	331,813
Republic Services, Inc.	9,926	868,624
Robert Half International, Inc.	5,374	307,769
Rollins, Inc.	6,587	251,031
Stericycle, Inc. *	4,156	239,386
TransUnion	8,715	720,033
Verisk Analytics, Inc.	7,434	1,075,700
		9,458,600

Consumer Durables & Apparel 2.7%
Brunswick Corp.	3,940	229,466
Capri Holdings Ltd. *	6,636	206,181
Carter's, Inc.	2,057	206,194
Columbia Sportswear Co.	1,370	123,917
D.R. Horton, Inc.	15,843	829,698
Garmin Ltd.	6,735	631,406
Hanesbrands, Inc.	16,692	253,885
Hasbro, Inc.	5,405	525,961
Leggett & Platt, Inc.	6,090	312,417
Lennar Corp., B Shares	771	36,252
Lennar Corp., Class A	13,049	777,720
lululemon Athletica, Inc. *	5,498	1,123,076
Mattel, Inc. *	16,024	191,327
Mohawk Industries, Inc. *	2,758	395,442
Newell Brands, Inc.	17,599	333,853
NVR, Inc. *	151	549,125
Polaris, Inc.	2,679	264,283
PulteGroup, Inc.	11,876	466,014
PVH Corp.	3,450	300,702
Ralph Lauren Corp.	2,395	230,064
Skechers U.S.A., Inc., Class A *	6,115	228,518
Tapestry, Inc.	13,301	343,964
Tempur Sealy International, Inc. *	2,153	195,815
Toll Brothers, Inc.	6,208	246,892
Under Armour, Inc., Class A *	8,716	179,985
Security	Number of Shares	Value ($)
Under Armour, Inc., Class C *	8,947	165,520
Whirlpool Corp.	2,879	437,953
		9,785,630

Consumer Services 3.3%
Aramark	11,389	498,383
Bright Horizons Family Solutions, Inc. *	2,681	398,182
Caesars Entertainment Corp. *	26,383	323,983
Chipotle Mexican Grill, Inc. *	1,190	926,010
Choice Hotels International, Inc.	1,567	138,648
Darden Restaurants, Inc.	5,714	641,511
Domino's Pizza, Inc.	1,912	519,338
Dunkin' Brands Group, Inc.	3,831	301,193
Extended Stay America, Inc.	8,616	122,433
frontdoor, Inc. *	3,958	190,894
Graham Holdings Co., Class B	193	121,524
Grand Canyon Education, Inc. *	2,216	203,783
H&R Block, Inc.	9,478	236,855
Hilton Grand Vacations, Inc. *	4,016	139,476
Hilton Worldwide Holdings, Inc.	13,188	1,278,709
Hyatt Hotels Corp., Class A	1,741	130,122
International Game Technology plc	4,484	59,368
MGM Resorts International	23,426	667,641
Norwegian Cruise Line Holdings Ltd. *	9,993	507,245
Planet Fitness, Inc., Class A *	3,964	252,348
Royal Caribbean Cruises Ltd.	7,988	869,334
Service Corp. International	8,262	375,756
ServiceMaster Global Holdings, Inc. *	6,311	254,838
Six Flags Entertainment Corp.	3,713	156,652
The Wendy's Co.	8,647	183,144
Vail Resorts, Inc.	1,872	434,997
Wyndham Destinations, Inc.	4,258	197,614
Wyndham Hotels & Resorts, Inc.	4,459	240,652
Wynn Resorts Ltd.	4,548	551,854
Yum China Holdings, Inc.	16,886	717,655
		11,640,142

Diversified Financials 5.0%
Affiliated Managers Group, Inc.	2,349	187,638
AGNC Investment Corp.	25,550	435,628
Ally Financial, Inc.	18,210	557,772
Ameriprise Financial, Inc.	6,090	918,920
Annaly Capital Management, Inc.	67,737	608,278
AXA Equitable Holdings, Inc.	13,620	294,192
BGC Partners, Inc., Class A	13,335	69,342
Cboe Global Markets, Inc.	5,142	592,101
Chimera Investment Corp.	8,743	177,133
Credit Acceptance Corp. *	487	213,213
Discover Financial Services	14,808	1,188,490
E*TRADE Financial Corp.	11,184	467,379
Eaton Vance Corp.	5,209	237,530
Evercore, Inc., Class A	1,860	136,970
FactSet Research Systems, Inc.	1,747	442,899
Franklin Resources, Inc.	13,036	359,142
Interactive Brokers Group, Inc., Class A	3,488	165,924
Invesco Ltd.	18,302	307,840
Janus Henderson Group plc	7,521	173,961
Jefferies Financial Group, Inc.	12,344	230,463
Lazard Ltd., Class A	4,836	180,528
Legg Mason, Inc.	4,026	150,009
LPL Financial Holdings, Inc.	3,801	307,273
MarketAxess Holdings, Inc.	1,710	630,289
MFA Financial, Inc.	20,900	158,631
Morningstar, Inc.	922	149,217
MSCI, Inc.	3,831	898,599
Nasdaq, Inc.	5,385	537,261

71
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Navient Corp.	9,324	128,392
New Residential Investment Corp.	19,206	304,223
Northern Trust Corp.	9,203	917,355
OneMain Holdings, Inc.	2,984	119,360
Raymond James Financial, Inc.	5,776	482,238
Santander Consumer USA Holdings, Inc.	4,822	120,936
SEI Investments Co.	5,980	358,322
SLM Corp.	19,993	168,741
Starwood Property Trust, Inc.	12,618	310,403
State Street Corp.	17,353	1,146,513
Synchrony Financial	30,878	1,092,155
T. Rowe Price Group, Inc.	10,741	1,243,808
Two Harbors Investment Corp.	12,725	176,496
Virtu Financial, Inc., Class A	2,366	40,127
Voya Financial, Inc.	6,530	352,359
		17,738,050

Energy 3.6%
Antero Midstream Corp. (a)	10,353	66,673
Antero Resources Corp. *	12,263	30,658
Apache Corp.	17,495	378,942
Apergy Corp. *	3,561	89,630
Baker Hughes Co.	29,370	628,518
Cabot Oil & Gas Corp.	19,135	356,676
Centennial Resource Development, Inc., Class A *	8,318	28,281
Cheniere Energy, Inc. *	10,816	665,725
Chesapeake Energy Corp. *(a)	60,125	80,568
Cimarex Energy Co.	4,661	196,787
Concho Resources, Inc.	9,261	625,303
Continental Resources, Inc. *	3,977	117,202
Devon Energy Corp.	18,830	381,872
Diamondback Energy, Inc.	7,646	655,721
EQT Corp.	11,957	128,418
Equitrans Midstream Corp.	9,575	133,284
Halliburton Co.	40,503	779,683
Helmerich & Payne, Inc.	4,986	186,975
Hess Corp.	12,530	823,848
HollyFrontier Corp.	7,105	390,349
Kosmos Energy Ltd.	16,705	103,571
Marathon Oil Corp.	37,439	431,672
Murphy Oil Corp.	7,069	145,833
National Oilwell Varco, Inc.	18,009	407,364
Noble Energy, Inc.	22,087	425,396
ONEOK, Inc.	19,145	1,336,895
Parsley Energy, Inc., Class A	12,530	198,099
Patterson-UTI Energy, Inc.	9,157	76,186
PBF Energy, Inc., Class A	5,570	179,800
Pioneer Natural Resources Co.	7,805	960,171
Range Resources Corp.	9,523	38,378
Targa Resources Corp.	10,673	414,966
The Williams Cos., Inc.	56,524	1,261,050
Transocean Ltd. *	27,228	129,333
WPX Energy, Inc. *	19,552	195,129
		13,048,956

Food & Staples Retailing 0.5%
Casey's General Stores, Inc.	1,699	290,206
Grocery Outlet Holding Corp. *	1,477	47,116
Sprouts Farmers Market, Inc. *	5,397	104,756
The Kroger Co.	37,024	912,271
U.S. Foods Holding Corp. *	10,122	401,540
		1,755,889

Security	Number of Shares	Value ($)
Food, Beverage & Tobacco 2.8%
Archer-Daniels-Midland Co.	25,954	1,091,106
Beyond Meat, Inc. *	604	51,008
Brown-Forman Corp., Class A	2,095	130,204
Brown-Forman Corp., Class B	8,008	524,684
Bunge Ltd.	6,435	347,490
Campbell Soup Co.	7,818	362,052
ConAgra Brands, Inc.	22,400	605,920
Flowers Foods, Inc.	9,143	198,586
Hormel Foods Corp.	12,906	527,726
Ingredion, Inc.	3,103	245,137
Kellogg Co.	11,434	726,402
Lamb Weston Holdings, Inc.	6,807	531,218
McCormick & Co., Inc. - Non Voting Shares	5,716	918,504
Molson Coors Brewing Co., Class B	8,107	427,401
Pilgrim's Pride Corp. *	2,437	73,987
Post Holdings, Inc. *	3,008	309,523
Seaboard Corp.	12	50,629
The Hain Celestial Group, Inc. *	4,226	99,903
The Hershey Co.	6,725	987,701
The JM Smucker Co.	5,104	539,391
TreeHouse Foods, Inc. *	2,604	140,668
Tyson Foods, Inc., Class A	13,401	1,109,469
		9,998,709

Health Care Equipment & Services 6.0%
ABIOMED, Inc. *	2,056	426,784
Acadia Healthcare Co., Inc. *	3,982	119,420
Align Technology, Inc. *	3,691	931,202
AmerisourceBergen Corp.	7,046	601,587
Cantel Medical Corp.	1,746	127,266
Cardinal Health, Inc.	13,903	687,503
Centene Corp. *	19,068	1,012,129
Cerner Corp.	14,756	990,423
Change Healthcare, Inc. *	2,152	28,449
Chemed Corp.	722	284,403
Covetrus, Inc. *	4,460	44,221
DaVita, Inc. *	5,679	332,789
DENTSPLY SIRONA, Inc.	10,354	567,192
DexCom, Inc. *	4,225	651,664
Encompass Health Corp.	4,535	290,331
Guardant Health, Inc. *	1,719	119,471
Henry Schein, Inc. *	6,935	434,027
Hill-Rom Holdings, Inc.	3,100	324,539
Hologic, Inc. *	12,430	600,493
ICU Medical, Inc. *	903	145,934
IDEXX Laboratories, Inc. *	3,956	1,127,500
Insulet Corp. *	2,769	402,391
Integra LifeSciences Holdings Corp. *	3,304	191,830
Laboratory Corp. of America Holdings *	4,557	750,857
Masimo Corp. *	2,183	318,260
McKesson Corp.	8,615	1,145,795
MEDNAX, Inc. *	3,811	83,690
Molina Healthcare, Inc. *	2,912	342,568
Penumbra, Inc. *	1,465	228,496
Premier, Inc., Class A *	2,387	77,768
Quest Diagnostics, Inc.	6,262	634,028
ResMed, Inc.	6,609	977,603
Steris plc	3,892	550,990
Teleflex, Inc.	2,148	746,237
The Cooper Cos., Inc.	2,266	659,406
Universal Health Services, Inc., Class B	3,676	505,303
Varian Medical Systems, Inc. *	4,234	511,510
Veeva Systems, Inc., Class A *	6,033	855,660
WellCare Health Plans, Inc. *	2,336	692,858

72
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Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
West Pharmaceutical Services, Inc.	3,403	489,488
Zimmer Biomet Holdings, Inc.	9,553	1,320,511
		21,332,576

Household & Personal Products 0.7%
Church & Dwight Co., Inc.	11,465	801,862
Coty, Inc., Class A	13,286	155,313
Energizer Holdings, Inc.	2,948	125,260
Herbalife Nutrition Ltd. *	4,771	213,121
Nu Skin Enterprises, Inc., Class A	2,540	113,233
Spectrum Brands Holdings, Inc.	1,974	99,115
The Clorox Co.	5,865	866,202
		2,374,106

Insurance 4.0%
Alleghany Corp. *	651	506,667
American Financial Group, Inc.	3,411	354,880
American National Insurance Co.	348	41,753
Arch Capital Group Ltd. *	17,864	746,001
Arthur J. Gallagher & Co.	8,570	781,755
Assurant, Inc.	2,841	358,165
Assured Guaranty Ltd.	4,496	210,952
Athene Holding Ltd., Class A *	6,786	294,173
Axis Capital Holdings Ltd.	3,838	228,092
Brighthouse Financial, Inc. *	5,215	196,918
Brown & Brown, Inc.	10,946	412,445
Cincinnati Financial Corp.	7,088	802,433
CNA Financial Corp.	1,307	58,606
Erie Indemnity Co., Class A	1,146	211,173
Everest Re Group Ltd.	1,877	482,558
Fidelity National Financial, Inc.	12,295	563,603
First American Financial Corp.	5,063	312,792
Globe Life, Inc.	5,027	489,278
Kemper Corp.	2,919	209,818
Lincoln National Corp.	9,303	525,434
Loews Corp.	12,242	599,858
Markel Corp. *	632	740,072
Mercury General Corp.	1,252	60,171
Old Republic International Corp.	13,081	292,230
Primerica, Inc.	1,927	243,149
Principal Financial Group, Inc.	12,829	684,812
Reinsurance Group of America, Inc.	2,915	473,600
RenaissanceRe Holdings Ltd.	2,033	380,537
The Hanover Insurance Group, Inc.	1,836	241,820
The Hartford Financial Services Group, Inc.	16,780	957,802
Unum Group	9,647	265,678
W. R. Berkley Corp.	6,699	468,260
White Mountains Insurance Group Ltd.	144	154,224
Willis Towers Watson plc	6,009	1,123,082
		14,472,791

Materials 5.1%
Albemarle Corp.	4,875	296,107
Alcoa Corp. *	8,707	181,019
AptarGroup, Inc.	2,965	350,315
Ardagh Group S.A.	799	14,917
Ashland Global Holdings, Inc.	2,801	216,713
Avery Dennison Corp.	3,925	501,850
Axalta Coating Systems Ltd. *	9,645	284,431
Ball Corp.	15,389	1,076,768
Berry Global Group, Inc. *	6,125	254,249
Cabot Corp.	2,678	116,734
Celanese Corp.	5,728	693,947
CF Industries Holdings, Inc.	10,153	460,439
Corteva, Inc. *	34,949	921,955
Security	Number of Shares	Value ($)
Crown Holdings, Inc. *	6,050	440,682
Domtar Corp.	2,962	107,787
Eagle Materials, Inc.	1,950	178,113
Eastman Chemical Co.	6,375	484,755
Element Solutions, Inc. *	10,651	115,670
FMC Corp.	6,119	559,888
Freeport-McMoRan, Inc.	67,298	660,866
Graphic Packaging Holding Co.	13,712	214,730
Huntsman Corp.	10,147	224,553
International Flavors & Fragrances, Inc.	4,961	605,292
International Paper Co.	18,327	800,523
Martin Marietta Materials, Inc.	2,909	761,896
NewMarket Corp.	316	153,415
Newmont Goldcorp Corp.	38,084	1,513,077
Nucor Corp.	14,208	765,101
Olin Corp.	7,629	139,916
Owens-Illinois, Inc.	7,356	62,526
Packaging Corp. of America	4,342	475,275
Reliance Steel & Aluminum Co.	3,020	350,441
Royal Gold, Inc.	3,046	351,630
RPM International, Inc.	5,952	431,103
Sealed Air Corp.	7,215	301,371
Silgan Holdings, Inc.	3,566	109,726
Sonoco Products Co.	4,604	265,651
Steel Dynamics, Inc.	9,733	295,494
The Chemours Co.	7,697	126,308
The Mosaic Co.	16,304	324,124
The Scotts Miracle-Gro Co.	1,843	185,019
United States Steel Corp. (a)	7,918	91,136
Valvoline, Inc.	8,792	187,621
Vulcan Materials Co.	6,117	873,936
W.R. Grace & Co.	2,677	177,887
Westlake Chemical Corp.	1,625	102,684
WestRock Co.	11,877	443,843
		18,251,483

Media & Entertainment 3.8%
Altice USA, Inc., Class A *	14,596	451,746
AMC Networks, Inc., Class A *	1,935	84,269
Cable One, Inc.	203	269,050
CBS Corp., Class B - Non Voting Shares	15,411	555,412
Cinemark Holdings, Inc.	4,995	182,817
Discovery, Inc., Class A *	7,255	195,559
Discovery, Inc., Class C *	16,255	410,276
DISH Network Corp., Class A *	10,847	372,920
Fox Corp., Class A	16,377	524,719
Fox Corp., Class B *	7,541	235,581
IAC/InterActiveCorp *	3,464	787,194
John Wiley & Sons, Inc., Class A	2,008	92,509
Liberty Broadband Corp., Class A *	1,132	133,565
Liberty Broadband Corp., Class C *	4,923	581,259
Liberty Media Corp. - Liberty Formula One, Class A *	1,187	47,990
Liberty Media Corp. - Liberty Formula One, Class C *	9,163	389,428
Liberty Media Corp. - Liberty SiriusXM, Class A *	3,959	177,799
Liberty Media Corp. - Liberty SiriusXM, Class C *	7,144	322,837
Lions Gate Entertainment Corp., Class A *	2,252	17,994
Lions Gate Entertainment Corp., Class B *	5,149	38,566
Live Nation Entertainment, Inc. *	6,022	424,551
Match Group, Inc. (a)	2,560	186,854
News Corp., Class A	17,942	245,985
News Corp., Class B	5,587	78,888
Nexstar Media Group, Inc., Class A	2,086	202,947
Omnicom Group, Inc.	10,053	775,991

73
Schwab Equity Index Funds  |  Annual Report
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Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Roku, Inc. *	3,972	584,678
Sinclair Broadcast Group, Inc., Class A	2,807	111,831
Sirius XM Holdings, Inc.	63,874	429,233
Spotify Technology S.A. *	5,494	792,784
Take-Two Interactive Software, Inc. *	5,224	628,708
The Interpublic Group of Cos., Inc.	17,936	390,108
The Madison Square Garden Co., Class A *	864	230,619
The New York Times Co., Class A	7,555	233,450
TripAdvisor, Inc. *	4,918	198,687
Twitter, Inc. *	35,066	1,050,928
Viacom, Inc., Class A	423	10,106
Viacom, Inc., Class B	16,481	355,330
World Wrestling Entertainment, Inc., Class A	2,071	116,059
Zillow Group, Inc., Class A *	2,584	83,696
Zillow Group, Inc., Class C *	5,753	187,375
Zynga, Inc., Class A *	39,427	243,265
		13,433,563

Pharmaceuticals, Biotechnology & Life Sciences 3.8%
Adaptive Biotechnologies Corp. *	733	19,106
Agilent Technologies, Inc.	14,438	1,093,678
Agios Pharmaceuticals, Inc. *	2,411	72,523
Alkermes plc *	7,316	142,881
Alnylam Pharmaceuticals, Inc. *	4,936	428,149
Avantor, Inc. *	10,970	155,884
Bio-Rad Laboratories, Inc., Class A *	984	326,314
Bio-Techne Corp.	1,753	364,922
BioMarin Pharmaceutical, Inc. *	8,341	610,645
Bluebird Bio, Inc. *	2,565	207,765
Bruker Corp.	4,772	212,354
Catalent, Inc. *	6,718	326,831
Charles River Laboratories International, Inc. *	2,237	290,765
Elanco Animal Health, Inc. *	17,399	470,121
Exact Sciences Corp. *	5,940	516,780
Exelixis, Inc. *	13,913	214,956
Horizon Therapeutics plc *	8,549	247,152
Incyte Corp. *	8,257	692,927
Ionis Pharmaceuticals, Inc. *	5,952	331,645
IQVIA Holdings, Inc. *	8,361	1,207,496
Jazz Pharmaceuticals plc *	2,565	322,241
Mettler-Toledo International, Inc. *	1,140	803,632
Moderna, Inc. *	9,578	160,431
Mylan N.V. *	23,868	457,072
Nektar Therapeutics *	7,895	135,202
Neurocrine Biosciences, Inc. *	4,211	418,952
PerkinElmer, Inc.	5,134	441,319
Perrigo Co., plc	5,850	310,167
PRA Health Sciences, Inc. *	2,883	281,698
QIAGEN N.V. *	10,248	305,493
Sage Therapeutics, Inc. *	2,358	319,863
Sarepta Therapeutics, Inc. *	3,272	271,772
Seattle Genetics, Inc. *	5,346	574,160
United Therapeutics Corp. *	2,025	181,926
Waters Corp. *	3,086	653,059
		13,569,881

Real Estate 10.2%
Alexandria Real Estate Equities, Inc.	5,201	825,659
American Campus Communities, Inc.	6,354	317,573
American Homes 4 Rent, Class A	11,935	315,919
Americold Realty Trust	8,870	355,598
Apartment Investment & Management Co., Class A	6,841	375,434
Apple Hospitality REIT, Inc.	9,768	160,977
AvalonBay Communities, Inc.	6,484	1,411,307
Security	Number of Shares	Value ($)
Boston Properties, Inc.	7,206	988,663
Brandywine Realty Trust	8,070	123,310
Brixmor Property Group, Inc.	13,795	303,766
Brookfield Property REIT, Inc., Class A	3,445	65,111
Camden Property Trust	4,330	495,222
CBRE Group, Inc., Class A *	15,605	835,648
Colony Capital, Inc.	22,025	123,340
Columbia Property Trust, Inc.	5,339	109,556
CoreSite Realty Corp.	1,709	200,808
Corporate Office Properties Trust	5,250	155,610
Cousins Properties, Inc.	6,774	271,841
CubeSmart	8,908	282,384
CyrusOne, Inc.	5,221	372,153
Digital Realty Trust, Inc.	9,675	1,229,112
Douglas Emmett, Inc.	7,681	332,741
Duke Realty Corp.	16,779	589,614
Empire State Realty Trust, Inc., Class A	6,779	98,092
EPR Properties	3,580	278,488
Equity Commonwealth	5,630	181,173
Equity LifeStyle Properties, Inc.	8,088	565,675
Equity Residential	17,027	1,509,614
Essex Property Trust, Inc.	3,045	996,111
Extra Space Storage, Inc.	5,769	647,686
Federal Realty Investment Trust	3,463	471,003
Gaming & Leisure Properties, Inc.	9,451	381,442
HCP, Inc.	22,922	862,326
Healthcare Trust of America, Inc., Class A	9,478	293,818
Highwoods Properties, Inc.	4,728	221,270
Host Hotels & Resorts, Inc.	33,711	552,523
Hudson Pacific Properties, Inc.	7,072	254,026
Invitation Homes, Inc.	22,239	684,739
Iron Mountain, Inc.	13,281	435,617
JBG SMITH Properties	5,700	229,482
Jones Lang LaSalle, Inc.	2,399	351,501
Kilroy Realty Corp.	4,625	388,176
Kimco Realty Corp.	18,836	406,104
Lamar Advertising Co., Class A	3,940	315,239
Liberty Property Trust	7,249	428,198
Life Storage, Inc.	2,151	234,287
Medical Properties Trust, Inc.	20,637	427,805
Mid-America Apartment Communities, Inc.	5,274	733,033
National Retail Properties, Inc.	7,525	443,298
Omega Healthcare Investors, Inc.	9,943	437,890
Outfront Media, Inc.	6,694	176,119
Paramount Group, Inc.	9,326	125,621
Park Hotels & Resorts, Inc.	11,076	257,517
Rayonier, Inc.	6,073	163,850
Realty Income Corp.	14,821	1,212,210
Regency Centers Corp.	7,718	518,958
Retail Properties of America, Inc., Class A	9,976	137,270
SBA Communications Corp.	5,222	1,256,674
Service Properties Trust	7,517	190,180
SITE Centers Corp.	6,372	98,957
SL Green Realty Corp.	3,806	318,182
Spirit Realty Capital, Inc.	4,175	208,082
STORE Capital Corp.	9,843	398,642
Sun Communities, Inc.	4,116	669,467
Taubman Centers, Inc.	2,691	96,284
The Howard Hughes Corp. *	1,864	208,432
The Macerich Co.	6,586	181,115
UDR, Inc.	13,507	678,727
Ventas, Inc.	17,339	1,128,769
VEREIT, Inc.	49,167	483,803
VICI Properties, Inc.	21,502	506,372
Vornado Realty Trust	8,059	528,912
Weingarten Realty Investors	5,630	178,640
Welltower, Inc.	18,870	1,711,320

74
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Weyerhaeuser Co.	34,696	1,013,470
WP Carey, Inc.	7,847	722,395
		36,239,930

Retailing 4.6%
Advance Auto Parts, Inc.	3,200	519,936
AutoNation, Inc. *	2,535	128,905
AutoZone, Inc. *	1,137	1,301,160
Best Buy Co., Inc.	10,681	767,216
Burlington Stores, Inc. *	3,041	584,389
CarMax, Inc. *	7,709	718,247
Carvana Co. *	2,057	166,782
Dick's Sporting Goods, Inc.	3,067	119,398
Dollar General Corp.	12,076	1,936,266
Dollar Tree, Inc. *	10,972	1,211,309
Etsy, Inc. *	5,532	246,119
Expedia Group, Inc.	6,443	880,500
Five Below, Inc. *	2,538	317,529
Floor & Decor Holdings, Inc., Class A *	3,176	145,556
Foot Locker, Inc.	5,105	222,119
Genuine Parts Co.	6,540	670,873
GrubHub, Inc. *	4,256	144,959
Kohl's Corp.	7,596	389,371
L Brands, Inc.	10,639	181,289
LKQ Corp. *	14,260	484,697
Macy's, Inc.	14,382	218,031
Nordstrom, Inc.	5,047	181,187
O'Reilly Automotive, Inc. *	3,509	1,528,205
Ollie's Bargain Outlet Holdings, Inc. *	2,469	157,720
Penske Automotive Group, Inc.	1,580	76,978
Pool Corp.	1,800	373,320
Qurate Retail, Inc. Class A *	17,838	170,174
The Gap, Inc.	10,164	165,267
Tiffany & Co.	5,631	701,116
Tractor Supply Co.	5,543	526,696
Ulta Salon, Cosmetics & Fragrance, Inc. *	2,619	610,620
Urban Outfitters, Inc. *	3,245	93,131
Wayfair, Inc., Class A *	2,885	237,234
Williams-Sonoma, Inc.	3,637	242,915
		16,419,214

Semiconductors & Semiconductor Equipment 3.5%
Advanced Micro Devices, Inc. *	46,674	1,583,649
Cree, Inc. *	4,906	234,163
Cypress Semiconductor Corp.	17,203	400,314
Entegris, Inc.	6,226	298,848
First Solar, Inc. *	3,835	198,615
KLA Corp.	7,424	1,254,953
Lam Research Corp.	6,726	1,823,015
Marvell Technology Group Ltd.	30,441	742,456
Maxim Integrated Products, Inc.	12,662	742,753
Microchip Technology, Inc.	10,834	1,021,538
MKS Instruments, Inc.	2,512	271,849
Monolithic Power Systems, Inc.	1,943	291,294
ON Semiconductor Corp. *	18,887	385,295
Qorvo, Inc. *	5,483	443,355
Skyworks Solutions, Inc.	8,010	729,391
Teradyne, Inc.	7,955	487,005
Universal Display Corp.	1,978	395,956
Xilinx, Inc.	11,845	1,074,815
		12,379,264

Software & Services 9.8%
2U, Inc. *	2,609	46,766
Akamai Technologies, Inc. *	7,480	647,020
Security	Number of Shares	Value ($)
Alliance Data Systems Corp.	1,870	187,000
Alteryx, Inc., Class A *	2,095	191,693
Amdocs Ltd.	6,319	411,999
Anaplan, Inc. *	3,891	183,655
ANSYS, Inc. *	3,895	857,484
Aspen Technology, Inc. *	3,220	370,654
Atlassian Corp. plc, Class A *	4,912	593,320
Avalara, Inc. *	2,148	152,508
Black Knight, Inc. *	6,701	430,204
Booz Allen Hamilton Holding Corp.	6,352	446,990
Broadridge Financial Solutions, Inc.	5,300	663,666
CACI International, Inc., Class A *	1,140	255,075
Cadence Design Systems, Inc. *	12,957	846,740
CDK Global, Inc.	5,630	284,540
Cerence, Inc. *	1,642	25,451
Ceridian HCM Holding, Inc. *	3,780	182,385
Citrix Systems, Inc.	5,840	635,742
CoreLogic, Inc. *	3,763	152,364
Coupa Software, Inc. *	2,840	390,472
DocuSign, Inc. *	7,110	470,611
Dropbox, Inc., Class A *	9,879	195,802
DXC Technology Co.	12,140	335,914
Dynatrace, Inc. *	1,638	33,137
Elastic N.V. *	2,086	150,213
EPAM Systems, Inc. *	2,416	425,119
Euronet Worldwide, Inc. *	2,315	324,262
Fair Isaac Corp. *	1,323	402,245
FireEye, Inc. *	9,248	146,488
Fiserv, Inc. *	26,286	2,789,996
FleetCor Technologies, Inc. *	3,968	1,167,465
Fortinet, Inc. *	6,654	542,700
Gartner, Inc. *	4,054	624,640
Genpact Ltd.	8,136	318,687
Global Payments, Inc.	13,884	2,348,895
GoDaddy, Inc., Class A *	8,206	533,636
Guidewire Software, Inc. *	3,805	428,976
HubSpot, Inc. *	1,845	286,159
Jack Henry & Associates, Inc.	3,571	505,511
Leidos Holdings, Inc.	6,352	547,733
LogMeIn, Inc.	2,307	151,524
Manhattan Associates, Inc. *	2,984	223,651
Medallia, Inc. *	700	20,356
MongoDB, Inc. *	1,946	248,640
New Relic, Inc. *	2,330	149,260
Nuance Communications, Inc. *	13,358	218,003
Nutanix, Inc., Class A *	6,548	191,333
Okta, Inc. *	4,742	517,210
Pagerduty, Inc. *	476	10,943
Palo Alto Networks, Inc. *	4,366	992,785
Paychex, Inc.	14,947	1,250,167
Paycom Software, Inc. *	2,291	484,615
Paylocity Holding Corp. *	1,511	155,029
Pegasystems, Inc.	1,760	132,370
Pluralsight, Inc., Class A *	2,807	50,751
Proofpoint, Inc. *	2,543	293,386
PTC, Inc. *	4,819	322,439
RealPage, Inc. *	3,692	223,551
RingCentral, Inc., Class A *	3,313	535,116
Sabre Corp.	12,760	299,605
Smartsheet, Inc., Class A *	4,066	160,200
SolarWinds Corp. *	2,048	38,810
Splunk, Inc. *	6,991	838,640
Square, Inc., Class A *	15,798	970,471
SS&C Technologies Holdings, Inc.	10,288	535,079
Switch, Inc., Class A	2,683	39,628
Symantec Corp.	27,017	618,149
Synopsys, Inc. *	6,935	941,426
Teradata Corp. *	5,319	159,198

75
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
The Trade Desk, Inc., Class A *	1,797	360,838
The Western Union Co.	19,717	494,108
Twilio, Inc., Class A *	5,583	539,094
Tyler Technologies, Inc. *	1,756	471,521
VeriSign, Inc. *	4,893	929,768
WEX, Inc. *	2,007	379,684
Zendesk, Inc. *	5,114	361,304
Zscaler, Inc. *	2,859	125,739
		34,968,308

Technology Hardware & Equipment 4.0%
Amphenol Corp., Class A	13,589	1,363,384
Arista Networks, Inc. *	2,768	676,970
Arrow Electronics, Inc. *	3,834	303,959
Avnet, Inc.	4,733	187,237
CDW Corp.	6,746	862,881
Ciena Corp. *	7,189	266,856
Cognex Corp.	7,653	394,053
Coherent, Inc. *	1,128	167,982
CommScope Holding Co., Inc. *	8,743	97,922
Corning, Inc.	35,993	1,066,473
Dolby Laboratories, Inc., Class A	2,936	188,873
EchoStar Corp., Class A *	2,200	85,800
F5 Networks, Inc. *	2,786	401,407
FLIR Systems, Inc.	6,249	322,198
Hewlett Packard Enterprise Co.	62,491	1,025,477
IPG Photonics Corp. *	1,651	221,696
Jabil, Inc.	6,917	254,684
Juniper Networks, Inc.	15,890	394,390
Keysight Technologies, Inc. *	8,732	881,146
Littelfuse, Inc.	1,116	195,936
Motorola Solutions, Inc.	7,669	1,275,508
National Instruments Corp.	6,033	249,706
NCR Corp. *	5,623	164,248
NetApp, Inc.	11,109	620,771
Pure Storage, Inc., Class A *	10,567	205,634
SYNNEX Corp.	1,928	227,003
Trimble, Inc. *	11,716	466,765
Ubiquiti, Inc. (a)	694	87,853
ViaSat, Inc. *	2,632	181,187
Western Digital Corp.	13,655	705,281
Xerox Holdings Corp.	8,501	288,439
Zebra Technologies Corp., Class A *	2,487	591,583
		14,423,302

Telecommunication Services 0.5%
CenturyLink, Inc.	50,695	655,993
GCI Liberty, Inc., Class A *	4,563	319,319
Sprint Corp. *	26,511	164,633
Telephone & Data Systems, Inc.	4,715	123,014
United States Cellular Corp. *	704	26,203
Zayo Group Holdings, Inc. *	10,562	360,587
		1,649,749

Transportation 1.9%
Alaska Air Group, Inc.	5,639	391,516
AMERCO	412	166,877
American Airlines Group, Inc.	18,575	558,365
C.H. Robinson Worldwide, Inc.	6,259	473,431
Copa Holdings S.A., Class A	1,470	149,558
Expeditors International of Washington, Inc.	7,965	580,967
Genesee & Wyoming, Inc., Class A *	2,594	288,012
JB Hunt Transport Services, Inc.	3,968	466,478
JetBlue Airways Corp. *	13,672	263,870
Kansas City Southern	4,672	657,724
Security	Number of Shares	Value ($)
Kirby Corp. *	2,763	218,719
Knight-Swift Transportation Holdings, Inc.	5,692	207,530
Landstar System, Inc.	1,839	208,083
Lyft, Inc., Class A *	1,514	62,740
Macquarie Infrastructure Corp.	3,445	148,617
Old Dominion Freight Line, Inc.	3,023	550,428
Ryder System, Inc.	2,388	116,128
Schneider National, Inc., Class B	2,604	59,553
United Airlines Holdings, Inc. *	10,958	995,425
XPO Logistics, Inc. *	4,251	324,776
		6,888,797

Utilities 7.0%
AES Corp.	30,912	527,050
Alliant Energy Corp.	11,017	587,647
Ameren Corp.	11,407	886,324
American Water Works Co., Inc.	8,406	1,036,208
Aqua America, Inc.	10,055	455,793
Atmos Energy Corp.	5,443	612,229
Avangrid, Inc.	2,641	132,182
CenterPoint Energy, Inc.	23,329	678,174
CMS Energy Corp.	13,191	843,169
Consolidated Edison, Inc.	15,501	1,429,502
DTE Energy Co.	8,510	1,083,493
Edison International	16,308	1,025,773
Entergy Corp.	9,256	1,124,419
Evergy, Inc.	10,919	697,833
Eversource Energy	15,088	1,263,469
FirstEnergy Corp.	24,751	1,195,968
Hawaiian Electric Industries, Inc.	5,011	226,247
IDACORP, Inc.	2,335	251,293
MDU Resources Group, Inc.	9,137	263,968
National Fuel Gas Co.	3,825	173,311
NiSource, Inc.	17,366	486,943
NRG Energy, Inc.	11,754	471,570
OGE Energy Corp.	9,316	401,147
PG&E Corp. *	24,604	151,807
Pinnacle West Capital Corp.	5,229	492,153
PPL Corp.	33,696	1,128,479
Public Service Enterprise Group, Inc.	23,514	1,488,671
Sempra Energy	12,790	1,848,283
UGI Corp.	9,671	461,016
Vistra Energy Corp.	19,653	531,220
WEC Energy Group, Inc.	14,680	1,385,792
Xcel Energy, Inc.	23,982	1,523,097
		24,864,230
Total Common Stock
(Cost $329,134,730)		355,281,165

Other Investment Companies 0.7% of net assets

Equity Funds 0.1%
iShares Russell Mid-Cap ETF	4,200	237,510

Money Market Fund 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.75% (b)	1,576,417	1,576,417

76
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Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Securities Lending Collateral 0.2%
Wells Fargo Government Money Market Fund, Select Class 1.75% (b)	543,270	543,270
Total Other Investment Companies
(Cost $2,354,574)		2,357,197

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
S&P 400 Mid-Cap Index, e-mini, expires 12/20/19	5	977,500	(3,585)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $508,482.
(b)	The rate shown is the 7-day yield.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust
77
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 98.8% of net assets

Australia 6.9%
AGL Energy Ltd.	249,147	3,401,009
Alumina Ltd.	912,535	1,424,568
AMP Ltd.	1,264,683	1,597,977
APA Group	452,316	3,633,116
Aristocrat Leisure Ltd.	216,483	4,720,418
ASX Ltd.	73,663	4,181,246
Aurizon Holdings Ltd.	743,126	3,023,213
AusNet Services	712,405	910,004
Australia & New Zealand Banking Group Ltd.	1,070,667	19,675,762
Bank of Queensland Ltd. (a)	155,105	968,019
Bendigo & Adelaide Bank Ltd.	181,580	1,332,634
BHP Group Ltd.	1,115,697	27,348,469
BlueScope Steel Ltd.	200,203	1,832,694
Boral Ltd.	444,663	1,543,833
Brambles Ltd.	613,001	5,067,709
Caltex Australia Ltd.	92,735	1,743,289
Challenger Ltd.	212,229	1,164,015
CIMIC Group Ltd.	36,940	841,822
Coca-Cola Amatil Ltd.	184,982	1,298,138
Cochlear Ltd.	22,040	3,215,415
Coles Group Ltd.	427,764	4,426,872
Commonwealth Bank of Australia	669,438	36,296,990
Computershare Ltd.	192,759	2,104,053
Crown Resorts Ltd.	141,542	1,215,931
CSL Ltd.	171,339	30,216,704
Dexus	416,183	3,432,040
Flight Centre Travel Group Ltd.	22,400	658,038
Fortescue Metals Group Ltd.	530,529	3,247,168
Goodman Group	618,231	6,138,576
Harvey Norman Holdings Ltd.	213,558	602,557
Incitec Pivot Ltd.	614,922	1,463,169
Insurance Australia Group Ltd.	863,601	4,731,731
James Hardie Industries plc	165,442	2,841,334
LendLease Group	208,939	2,700,684
Macquarie Group Ltd.	121,567	11,225,182
Magellan Financial Group Ltd.	49,837	1,652,990
Medibank Pvt Ltd.	1,060,373	2,471,435
Mirvac Group	1,492,030	3,306,156
National Australia Bank Ltd.	1,067,056	20,945,385
Newcrest Mining Ltd.	290,053	6,331,371
Oil Search Ltd.	518,821	2,560,530
Orica Ltd.	142,948	2,259,107
Origin Energy Ltd.	663,761	3,598,550
QBE Insurance Group Ltd.	499,561	4,346,372
Ramsay Health Care Ltd.	60,539	2,860,507
REA Group Ltd.	21,389	1,605,230
Rio Tinto Ltd.	142,302	8,898,568
Santos Ltd.	674,765	3,774,307
Scentre Group	2,008,296	5,306,210
SEEK Ltd.	122,454	1,916,409
Sonic Healthcare Ltd.	169,336	3,335,069
South32 Ltd.	1,883,677	3,296,303
Stockland	886,757	2,993,666
Suncorp Group Ltd.	486,548	4,517,353
Security	Number of Shares	Value ($)
Sydney Airport	412,686	2,499,410
Tabcorp Holdings Ltd.	752,613	2,493,892
Telstra Corp., Ltd.	1,579,952	3,805,226
The GPT Group	721,903	2,963,216
TPG Telecom Ltd.	149,223	672,574
Transurban Group	1,006,105	10,304,470
Treasury Wine Estates Ltd.	275,041	3,334,361
Vicinity Centres	1,203,306	2,214,952
Washington H Soul Pattinson & Co., Ltd.	46,995	702,492
Wesfarmers Ltd.	430,236	11,820,695
Westpac Banking Corp.	1,301,398	25,267,275
Woodside Petroleum Ltd.	354,351	7,853,645
Woolworths Group Ltd.	477,309	12,307,949
Worley Ltd.	123,727	1,161,330
		373,601,384

Austria 0.2%
ANDRITZ AG	28,400	1,277,041
Erste Group Bank AG *	113,695	4,021,147
OMV AG	56,357	3,294,720
Raiffeisen Bank International AG	56,738	1,397,984
Verbund AG	26,003	1,408,713
voestalpine AG	44,824	1,124,753
		12,524,358

Belgium 0.9%
Ageas	68,017	3,922,586
Anheuser-Busch InBev S.A./N.V.	288,086	23,253,549
Colruyt S.A.	20,894	1,161,425
Groupe Bruxelles Lambert S.A.	29,917	3,005,337
KBC Group N.V.	94,255	6,627,472
Proximus	57,207	1,758,015
Solvay S.A.	27,660	3,007,360
Telenet Group Holding N.V. *	18,167	892,563
UCB S.A.	48,372	3,898,726
Umicore S.A.	76,768	3,168,983
		50,696,016

Denmark 1.8%
AP Moeller - Maersk A/S, Series A	1,471	1,767,033
AP Moeller - Maersk A/S, Series B	2,420	3,086,956
Carlsberg A/S, Class B	40,284	5,672,960
Chr. Hansen Holding A/S	39,439	3,027,956
Coloplast A/S, Class B	44,811	5,395,062
Danske Bank A/S	250,345	3,577,562
Demant A/S *	41,624	1,099,506
DSV PANALPINA A/S	82,581	8,025,974
Genmab A/S *	24,385	5,327,990
H. Lundbeck A/S	25,941	886,419
ISS A/S	58,405	1,529,114
Novo Nordisk A/S, Class B	669,249	36,801,129
Novozymes A/S, B Shares	82,942	3,909,849
Orsted A/S	71,046	6,235,827
Pandora A/S	40,264	1,981,232

78
Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Tryg A/S	49,078	1,371,781
Vestas Wind Systems A/S	71,012	5,785,191
		95,481,541

Finland 0.9%
Elisa Oyj	53,323	2,912,301
Fortum Oyj	169,993	4,154,224
Kone Oyj, Class B	127,870	8,142,224
Metso Oyj	39,488	1,494,889
Neste Oyj	160,728	5,807,498
Nokia Oyj	2,135,285	7,838,650
Nokian Renkaat Oyj	48,245	1,378,800
Orion Oyj, Class B	39,607	1,757,149
Sampo Oyj, A Shares	166,979	6,842,772
Stora Enso Oyj, R Shares	216,376	2,811,096
UPM-Kymmene Oyj	205,288	6,686,116
Wartsila Oyj Abp	169,241	1,787,989
		51,613,708

France 11.3%
Accor S.A.	68,539	2,948,108
Aeroports de Paris	11,188	2,127,837
Air Liquide S.A.	178,786	23,771,572
Airbus SE	220,573	31,643,014
Alstom S.A.	70,985	3,071,038
Amundi S.A.	23,050	1,647,320
ArcelorMittal	258,086	3,837,474
Arkema S.A.	25,992	2,659,967
Atos SE	37,062	2,876,256
AXA S.A.	732,293	19,384,685
BioMerieux	16,157	1,323,016
BNP Paribas S.A.	427,117	22,320,939
Bollore S.A.	355,615	1,540,656
Bollore S.A. New *	1,920	8,180
Bouygues S.A.	85,233	3,615,418
Bureau Veritas S.A.	110,282	2,819,531
Capgemini SE	59,709	6,731,003
Carrefour S.A.	224,313	3,819,052
Casino Guichard Perrachon S.A. (a)	19,672	1,061,246
CNP Assurances	67,687	1,343,536
Compagnie de Saint-Gobain	185,268	7,545,583
Compagnie Generale des Etablissements Michelin	64,653	7,871,968
Covivio	16,880	1,911,647
Credit Agricole S.A.	440,771	5,751,332
Danone S.A.	232,947	19,297,612
Dassault Aviation S.A.	935	1,298,856
Dassault Systemes SE	49,405	7,503,470
Edenred	90,786	4,785,125
Eiffage S.A.	30,552	3,281,472
Electricite de France S.A.	223,737	2,311,386
Engie S.A.	691,989	11,587,198
EssilorLuxottica S.A.	107,136	16,359,056
Eurazeo SE	14,796	1,032,442
Eurofins Scientific SE	4,390	2,225,704
Eutelsat Communications S.A.	66,475	1,261,025
Faurecia SE	28,566	1,333,122
Gecina S.A.	17,813	3,057,939
Getlink SE	168,128	2,816,291
Hermes International	11,888	8,563,549
ICADE	11,528	1,128,860
Iliad S.A.	9,951	1,031,276
Imerys S.A.	15,287	590,516
Ingenico Group S.A.	22,340	2,388,840
Ipsen S.A.	15,158	1,615,655
JCDecaux S.A.	26,452	723,079
Security	Number of Shares	Value ($)
Kering S.A.	28,666	16,310,848
Klepierre S.A.	75,290	2,806,452
L'Oreal S.A.	95,425	27,869,984
Legrand S.A.	101,246	7,909,741
LVMH Moet Hennessy Louis Vuitton SE	105,026	44,851,942
Natixis S.A.	351,840	1,616,466
Orange S.A.	756,384	12,173,615
Pernod-Ricard S.A.	80,263	14,827,232
Peugeot S.A.	223,600	5,662,919
Publicis Groupe S.A.	79,819	3,435,292
Remy Cointreau S.A.	8,794	1,176,837
Renault S.A.	72,081	3,680,378
Safran S.A.	123,494	19,560,200
Sanofi	426,921	39,356,593
Sartorius Stedim Biotech	10,428	1,562,233
Schneider Electric SE	207,665	19,300,460
SCOR SE	60,979	2,572,041
SEB S.A.	8,571	1,302,389
SES S.A.	140,810	2,729,588
Societe BIC S.A.	9,957	691,289
Societe Generale S.A.	293,216	8,338,741
Sodexo S.A.	33,736	3,709,899
STMicroelectronics N.V.	259,382	5,887,014
Suez	130,676	2,038,224
Teleperformance	21,888	4,966,024
Thales S.A.	40,343	3,943,916
TOTAL S.A.	906,552	47,927,766
UbiSoft Entertainment S.A. *	31,273	1,848,210
Unibail-Rodamco-Westfield	52,634	8,139,127
Valeo S.A.	91,522	3,408,342
Veolia Environnement S.A.	201,946	5,315,978
Vinci S.A.	193,107	21,665,877
Vivendi S.A.	344,499	9,593,469
Wendel S.A.	9,974	1,414,285
Worldline S.A. *	31,278	1,903,181
		615,319,403

Germany 8.2%
1&1 Drillisch AG	19,078	510,962
adidas AG	68,493	21,148,633
Allianz SE	160,325	39,154,979
Aroundtown S.A.	344,262	2,909,904
Axel Springer SE *	18,420	1,283,989
BASF SE	347,610	26,425,035
Bayer AG	352,192	27,321,705
Bayerische Motoren Werke AG	125,234	9,589,755
Beiersdorf AG	38,750	4,587,576
Brenntag AG	57,192	2,866,476
Carl Zeiss Meditec AG, Class B	15,110	1,647,052
Commerzbank AG	370,143	2,214,841
Continental AG	42,216	5,654,444
Covestro AG	65,704	3,155,232
Daimler AG	342,705	20,032,086
Delivery Hero SE *	42,696	2,003,411
Deutsche Bank AG	739,904	5,365,584
Deutsche Boerse AG	72,007	11,150,977
Deutsche Lufthansa AG	90,361	1,565,340
Deutsche Post AG	375,097	13,287,824
Deutsche Telekom AG	1,260,647	22,181,789
Deutsche Wohnen SE	136,269	5,137,670
E.ON SE	831,417	8,384,397
Evonik Industries AG	68,809	1,813,388
Fraport AG Frankfurt Airport Services Worldwide	15,675	1,310,158
Fresenius Medical Care AG & Co. KGaA	81,792	5,903,714

79
Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Fresenius SE & Co. KGaA	156,850	8,258,977
GEA Group AG	58,433	1,786,318
Hannover Rueck SE	22,370	3,964,049
HeidelbergCement AG	57,086	4,232,243
Henkel AG & Co. KGaA	40,070	3,855,452
HOCHTIEF AG	9,822	1,227,189
Hugo Boss AG	23,589	994,571
Infineon Technologies AG	469,742	9,098,324
Innogy SE	52,976	2,639,818
KION Group AG	24,718	1,644,680
Knorr-Bremse AG	19,045	1,922,087
LANXESS AG	32,172	2,090,510
Merck KGaA	48,826	5,823,303
METRO AG	65,086	1,062,815
MTU Aero Engines AG	20,073	5,368,143
Muenchener Rueckversicherungs-Gesellschaft AG	54,582	15,165,040
Puma SE	31,659	2,381,610
QIAGEN N.V. *	85,692	2,577,533
RTL Group S.A.	13,511	686,535
RWE AG	207,921	6,336,281
SAP SE	371,644	49,243,367
Siemens AG	289,259	33,380,486
Siemens Healthineers AG	56,236	2,389,318
Symrise AG	48,383	4,649,936
Telefonica Deutschland Holding AG	333,962	1,059,671
ThyssenKrupp AG	148,752	2,121,290
Uniper SE	76,117	2,372,304
United Internet AG	46,746	1,411,185
Volkswagen AG	12,698	2,400,432
Vonovia SE	193,148	10,286,067
Wirecard AG	45,202	5,718,771
Zalando SE *	52,270	2,266,270
		445,021,496

Hong Kong 3.6%
AIA Group Ltd.	4,577,000	45,578,762
ASM Pacific Technology Ltd.	117,700	1,643,425
BeiGene Ltd. ADR *	13,642	1,887,234
BOC Hong Kong (Holdings) Ltd.	1,417,500	4,869,997
Budweiser Brewing Co. APAC Ltd. *	450,000	1,645,302
CK Asset Holdings Ltd.	973,525	6,773,503
CK Hutchison Holdings Ltd.	1,015,525	9,376,420
CK Infrastructure Holdings Ltd.	254,500	1,831,568
CLP Holdings Ltd.	621,080	6,450,175
Dairy Farm International Holdings Ltd.	131,200	791,136
Galaxy Entertainment Group Ltd.	819,000	5,639,335
Hang Lung Properties Ltd.	781,000	1,716,795
Hang Seng Bank Ltd.	288,036	6,009,897
Henderson Land Development Co., Ltd.	540,735	2,700,744
HK Electric Investments & HK Electric Investments Ltd.	972,500	970,521
HKT Trust & HKT Ltd.	1,450,000	2,255,706
Hong Kong & China Gas Co., Ltd.	3,852,260	7,476,853
Hong Kong Exchanges & Clearing Ltd.	460,765	14,354,687
Hongkong Land Holdings Ltd.	443,000	2,433,574
Hysan Development Co., Ltd.	236,000	930,134
Jardine Matheson Holdings Ltd.	85,000	4,845,936
Jardine Strategic Holdings Ltd.	82,341	2,658,941
Kerry Properties Ltd.	248,500	803,565
Link REIT	791,500	8,620,543
Security	Number of Shares	Value ($)
Melco Resorts & Entertainment Ltd. ADR	80,833	1,741,143
MGM China Holdings Ltd.	331,600	525,083
MTR Corp., Ltd.	593,091	3,400,654
New World Development Co., Ltd.	2,312,113	3,307,328
NWS Holdings Ltd.	603,000	897,432
PCCW Ltd.	1,551,000	921,162
Power Assets Holdings Ltd.	525,500	3,750,038
Sands China Ltd.	922,800	4,545,361
Shangri-La Asia Ltd.	474,000	486,519
Sino Land Co., Ltd.	1,123,765	1,679,879
SJM Holdings Ltd.	706,000	754,178
Sun Hung Kai Properties Ltd.	598,604	9,070,830
Swire Pacific Ltd., Class A	183,090	1,745,265
Swire Properties Ltd.	471,400	1,482,576
Techtronic Industries Co., Ltd.	519,000	4,055,989
The Bank of East Asia Ltd.	519,569	1,251,589
The Wharf Holdings Ltd.	459,100	1,041,814
Vitasoy International Holdings Ltd.	270,000	1,097,903
WH Group Ltd.	3,590,500	3,789,925
Wharf Real Estate Investment Co., Ltd.	455,100	2,676,772
Wheelock & Co., Ltd.	303,000	1,873,934
Wynn Macau Ltd.	580,800	1,260,383
Yue Yuen Industrial Holdings Ltd.	291,500	821,502
		194,442,012

Ireland 0.6%
AIB Group plc	300,432	962,326
Bank of Ireland Group plc	367,098	1,769,425
CRH plc	305,137	11,109,965
Flutter Entertainment plc	29,820	3,080,378
Kerry Group plc, Class A	60,089	7,264,669
Kingspan Group plc	58,473	3,029,885
Smurfit Kappa Group plc	85,986	2,871,719
		30,088,367

Israel 0.6%
Azrieli Group Ltd.	17,134	1,320,658
Bank Hapoalim B.M.	431,585	3,454,259
Bank Leumi Le-Israel B.M.	564,550	4,112,321
Check Point Software Technologies Ltd. *	45,983	5,168,949
CyberArk Software Ltd. *	14,356	1,458,282
Elbit Systems Ltd.	9,450	1,549,392
Israel Chemicals Ltd.	255,462	1,135,543
Israel Discount Bank Ltd., Class A	438,449	2,003,635
Mizrahi Tefahot Bank Ltd.	53,075	1,316,822
Nice Ltd. *	23,788	3,752,327
Teva Pharmaceutical Industries Ltd. ADR *	410,970	3,349,406
Wix.com Ltd. *	17,867	2,181,025
		30,802,619

Italy 2.3%
Assicurazioni Generali S.p.A.	416,749	8,450,621
Atlantia S.p.A.	189,592	4,684,045
CNH Industrial N.V.	392,807	4,276,745
Davide Campari-Milano S.p.A.	229,272	2,102,952
Enel S.p.A.	3,074,359	23,827,383
Eni S.p.A.	958,144	14,535,988
EXOR N.V.	41,832	3,207,009
Ferrari N.V.	46,019	7,370,262
Fiat Chrysler Automobiles N.V.	409,024	6,347,547
FinecoBank Banca Fineco S.p.A.	234,069	2,638,738

80
Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Intesa Sanpaolo S.p.A.	5,603,757	14,042,029
Leonardo S.p.A.	150,576	1,749,333
Mediobanca Banca di Credito Finanziario S.p.A.	233,687	2,778,849
Moncler S.p.A.	68,505	2,643,522
Pirelli & C S.p.A.	144,810	837,130
Poste Italiane S.p.A	201,047	2,442,000
Prysmian S.p.A.	91,103	2,107,421
Recordati S.p.A.	39,491	1,659,573
Snam S.p.A.	777,714	3,992,708
Telecom Italia S.p.A. *	3,491,434	2,043,514
Telecom Italia S.p.A. - RSP	2,225,747	1,288,271
Tenaris S.A.	186,480	1,891,819
Terna - Rete Elettrica Nationale S.p.A.	522,154	3,451,125
UniCredit S.p.A.	758,759	9,626,399
		127,994,983

Japan 24.6%
ABC-Mart, Inc.	11,880	814,557
Acom Co., Ltd.	157,000	630,770
Advantest Corp.	75,000	3,413,135
Aeon Co., Ltd.	247,900	4,987,835
AEON Financial Service Co., Ltd.	42,400	646,193
Aeon Mall Co., Ltd.	39,800	636,761
AGC, Inc.	68,400	2,404,949
Air Water, Inc.	55,500	1,039,014
Aisin Seiki Co., Ltd.	60,400	2,410,552
Ajinomoto Co., Inc.	164,000	3,117,998
Alfresa Holdings Corp.	73,200	1,634,471
Alps Alpine Co., Ltd.	77,500	1,661,492
Amada Holdings Co., Ltd.	125,700	1,431,485
ANA Holdings, Inc.	43,300	1,486,855
Aozora Bank Ltd.	46,400	1,190,548
Asahi Group Holdings Ltd.	136,900	6,855,600
Asahi Intecc Co., Ltd.	73,600	2,025,133
Asahi Kasei Corp.	485,100	5,385,260
Astellas Pharma, Inc.	716,950	12,304,787
Bandai Namco Holdings, Inc.	75,800	4,660,878
Benesse Holdings, Inc.	25,800	690,660
Bridgestone Corp.	214,957	8,931,443
Brother Industries Ltd.	84,600	1,589,975
Calbee, Inc.	31,800	1,062,938
Canon, Inc.	376,095	10,319,938
Casio Computer Co., Ltd.	72,400	1,175,311
Central Japan Railway Co.	54,700	11,220,831
Chubu Electric Power Co., Inc.	242,400	3,636,543
Chugai Pharmaceutical Co., Ltd.	85,700	7,212,149
Coca-Cola Bottlers Japan Holdings, Inc.	47,200	1,071,631
Concordia Financial Group Ltd.	399,300	1,628,318
Credit Saison Co., Ltd.	56,400	816,713
CyberAgent, Inc.	38,100	1,238,310
Dai Nippon Printing Co., Ltd.	91,400	2,441,156
Dai-ichi Life Holdings, Inc.	406,700	6,628,968
Daicel Corp.	89,200	797,397
Daifuku Co., Ltd.	38,000	2,016,346
Daiichi Sankyo Co., Ltd.	214,500	14,104,187
Daikin Industries Ltd.	94,400	13,212,186
Daito Trust Construction Co., Ltd.	27,300	3,617,808
Daiwa House Industry Co., Ltd.	214,400	7,380,738
Daiwa House REIT Investment Corp.	715	2,081,939
Daiwa Securities Group, Inc.	579,400	2,604,288
Denso Corp.	165,600	7,688,794
Dentsu, Inc.	80,400	2,874,279
Disco Corp.	10,200	2,226,022
East Japan Railway Co.	114,860	10,427,104
Security	Number of Shares	Value ($)
Eisai Co., Ltd.	95,800	6,934,865
Electric Power Development Co., Ltd.	55,600	1,349,991
FamilyMart Co., Ltd.	97,100	2,408,682
Fanuc Corp.	73,600	14,517,546
Fast Retailing Co., Ltd.	22,100	13,628,887
Fuji Electric Co., Ltd.	49,000	1,557,299
FUJIFILM Holdings Corp.	138,511	6,080,939
Fujitsu Ltd.	74,200	6,576,273
Fukuoka Financial Group, Inc.	64,900	1,251,099
GMO Payment Gateway, Inc.	15,400	1,134,966
Hakuhodo DY Holdings, Inc.	87,600	1,307,229
Hamamatsu Photonics K.K.	52,300	2,030,769
Hankyu Hanshin Holdings, Inc.	84,900	3,397,442
Hikari Tsushin, Inc.	7,800	1,709,734
Hino Motors Ltd.	109,600	1,036,192
Hirose Electric Co., Ltd.	11,964	1,507,106
Hisamitsu Pharmaceutical Co., Inc.	20,200	940,093
Hitachi Chemical Co., Ltd.	40,000	1,316,792
Hitachi Construction Machinery Co., Ltd.	39,100	1,009,256
Hitachi High-Technologies Corp.	26,100	1,623,830
Hitachi Ltd.	366,215	13,668,037
Hitachi Metals Ltd.	82,000	1,029,125
Honda Motor Co., Ltd.	613,239	16,590,554
Hoshizaki Corp.	20,400	1,734,046
Hoya Corp.	144,407	12,762,288
Hulic Co., Ltd.	118,100	1,282,182
Idemitsu Kosan Co., Ltd.	72,603	2,134,185
IHI Corp.	56,500	1,392,337
Iida Group Holdings Co., Ltd.	57,000	949,455
Inpex Corp.	381,200	3,523,995
Isetan Mitsukoshi Holdings Ltd.	129,500	1,032,784
Isuzu Motors Ltd.	215,600	2,505,252
ITOCHU Corp.	506,900	10,598,204
Itochu Techno-Solutions Corp.	35,000	942,578
J. Front Retailing Co., Ltd.	91,900	1,168,590
Japan Airlines Co., Ltd.	43,400	1,352,435
Japan Airport Terminal Co., Ltd.	19,700	973,112
Japan Exchange Group, Inc.	198,000	3,268,684
Japan Post Bank Co., Ltd.	149,700	1,489,143
Japan Post Holdings Co., Ltd.	592,200	5,435,940
Japan Prime Realty Investment Corp.	299	1,436,994
Japan Real Estate Investment Corp.	503	3,433,380
Japan Retail Fund Investment Corp.	992	2,314,881
Japan Tobacco, Inc.	456,800	10,324,916
JFE Holdings, Inc.	186,600	2,333,925
JGC Holdings Corp.	85,800	1,240,963
JSR Corp.	73,000	1,370,482
JTEKT Corp.	79,900	1,019,075
JXTG Holdings, Inc.	1,228,200	5,740,900
Kajima Corp.	169,400	2,327,992
Kakaku.com, Inc.	51,300	1,191,179
Kamigumi Co., Ltd.	40,300	911,229
Kaneka Corp.	17,600	585,879
Kansai Paint Co., Ltd.	67,500	1,625,726
Kao Corp.	185,219	14,891,357
Kawasaki Heavy Industries Ltd.	53,500	1,283,910
KDDI Corp.	667,300	18,464,953
Keihan Holdings Co., Ltd.	36,800	1,737,581
Keikyu Corp.	86,500	1,721,836
Keio Corp.	39,400	2,437,419
Keisei Electric Railway Co., Ltd.	48,100	1,966,590
Keyence Corp.	34,400	21,750,997
Kikkoman Corp.	54,800	2,636,024
Kintetsu Group Holdings Co., Ltd.	65,400	3,564,687
Kirin Holdings Co., Ltd.	310,500	6,587,054
Kobayashi Pharmaceutical Co., Ltd.	18,700	1,495,252
Kobe Steel Ltd.	108,500	583,353

81
Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Koito Manufacturing Co., Ltd.	39,000	2,040,214
Komatsu Ltd.	347,209	8,129,867
Konami Holdings Corp.	36,200	1,589,136
Konica Minolta, Inc.	181,500	1,332,173
Kose Corp.	12,700	2,251,632
Kubota Corp.	396,800	6,302,475
Kuraray Co., Ltd.	121,500	1,445,523
Kurita Water Industries Ltd.	37,700	1,085,292
Kyocera Corp.	122,500	8,036,841
Kyowa Kirin Co., Ltd.	93,900	1,727,762
Kyushu Electric Power Co., Inc.	142,000	1,419,072
Kyushu Railway Co.	60,400	1,995,468
Lawson, Inc.	19,900	1,097,811
LINE Corp. *	23,900	879,207
Lion Corp.	86,700	1,814,410
LIXIL Group Corp.	105,800	1,967,659
M3, Inc.	165,800	3,973,125
Makita Corp.	83,000	2,791,361
Marubeni Corp.	604,300	4,253,110
Marui Group Co., Ltd.	70,900	1,576,132
Maruichi Steel Tube Ltd.	20,600	562,551
Mazda Motor Corp.	217,900	2,000,391
McDonald's Holdings Co., Ltd.	25,900	1,299,988
Mebuki Financial Group, Inc.	343,780	873,412
Medipal Holdings Corp.	67,100	1,533,069
MEIJI Holdings Co., Ltd.	43,900	3,164,216
Mercari, Inc. *	26,725	602,556
Minebea Mitsumi, Inc.	138,800	2,636,026
MISUMI Group, Inc.	105,700	2,657,165
Mitsubishi Chemical Holdings Corp.	494,500	3,768,694
Mitsubishi Corp.	507,900	12,918,134
Mitsubishi Electric Corp.	691,800	9,884,052
Mitsubishi Estate Co., Ltd.	450,902	8,754,427
Mitsubishi Gas Chemical Co., Inc.	66,000	931,056
Mitsubishi Heavy Industries Ltd.	119,700	4,844,180
Mitsubishi Materials Corp.	41,600	1,196,209
Mitsubishi Motors Corp.	249,600	1,139,624
Mitsubishi Tanabe Pharma Corp.	80,500	963,447
Mitsubishi UFJ Financial Group, Inc.	4,655,209	24,133,946
Mitsubishi UFJ Lease & Finance Co., Ltd.	144,700	888,311
Mitsui & Co., Ltd.	629,800	10,816,161
Mitsui Chemicals, Inc.	69,900	1,662,322
Mitsui Fudosan Co., Ltd.	340,677	8,715,482
Mitsui O.S.K. Lines Ltd.	43,500	1,184,875
Mizuho Financial Group, Inc.	9,128,434	14,171,670
MonotaRO Co., Ltd.	47,900	1,447,087
MS&AD Insurance Group Holdings, Inc.	178,362	5,759,526
Murata Manufacturing Co., Ltd.	217,800	11,858,808
Nabtesco Corp.	43,900	1,397,548
Nagoya Railroad Co., Ltd.	70,900	2,253,759
NEC Corp.	94,200	3,733,202
Nexon Co., Ltd. *	189,300	2,193,655
NGK Insulators Ltd.	99,300	1,525,522
NGK Spark Plug Co., Ltd.	60,500	1,226,565
NH Foods Ltd.	31,400	1,319,298
Nidec Corp.	84,800	12,484,747
Nikon Corp.	119,900	1,528,761
Nintendo Co., Ltd.	42,239	15,492,731
Nippon Building Fund, Inc.	505	3,831,236
Nippon Electric Glass Co., Ltd.	29,800	671,291
Nippon Express Co., Ltd.	29,600	1,688,845
Nippon Paint Holdings Co., Ltd.	56,100	3,055,233
Nippon Prologis REIT, Inc.	770	2,150,828
Nippon Steel Corp.	305,541	4,459,531
Nippon Telegraph & Telephone Corp.	243,856	12,105,718
Nippon Yusen K.K.	58,300	1,047,364
Security	Number of Shares	Value ($)
Nissan Chemical Corp.	48,600	1,995,412
Nissan Motor Co., Ltd.	878,196	5,541,926
Nisshin Seifun Group, Inc.	72,700	1,441,219
Nissin Foods Holdings Co., Ltd.	23,800	1,797,765
Nitori Holdings Co., Ltd.	30,300	4,611,995
Nitto Denko Corp.	59,900	3,314,010
Nomura Holdings, Inc.	1,246,900	5,667,138
Nomura Real Estate Holdings, Inc.	47,800	1,132,830
Nomura Real Estate Master Fund, Inc.	1,601	3,060,405
Nomura Research Institute Ltd.	127,400	2,704,792
NSK Ltd.	135,100	1,256,215
NTT Data Corp.	245,600	3,224,934
NTT DOCOMO, Inc.	503,200	13,795,277
Obayashi Corp.	239,400	2,463,758
Obic Co., Ltd.	24,900	3,117,610
Odakyu Electric Railway Co., Ltd.	111,200	2,706,850
Oji Holdings Corp.	330,200	1,707,213
Olympus Corp.	437,300	5,950,070
Omron Corp.	73,300	4,288,180
Ono Pharmaceutical Co., Ltd.	148,200	2,791,622
Oracle Corp., Japan	14,800	1,300,863
Oriental Land Co., Ltd.	75,800	11,112,351
ORIX Corp.	503,200	7,907,733
Osaka Gas Co., Ltd.	138,700	2,712,234
Otsuka Corp.	39,500	1,592,559
Otsuka Holdings Co., Ltd.	146,900	6,124,294
Pan Pacific International Holdings Corp.	168,400	2,650,842
Panasonic Corp.	831,712	6,990,023
Park24 Co., Ltd.	44,500	1,050,932
PeptiDream, Inc. *	35,400	1,776,856
Persol Holdings Co., Ltd.	67,500	1,296,541
Pigeon Corp.	43,500	2,123,597
Pola Orbis Holdings, Inc.	34,100	769,494
Rakuten, Inc.	329,920	3,145,267
Recruit Holdings Co., Ltd.	512,800	17,042,416
Renesas Electronics Corp. *	303,000	2,051,211
Resona Holdings, Inc.	790,600	3,437,973
Ricoh Co., Ltd.	250,100	2,227,294
Rinnai Corp.	12,200	896,741
Rohm Co., Ltd.	35,200	2,788,853
Ryohin Keikaku Co., Ltd.	94,100	2,094,879
Sankyo Co., Ltd.	16,700	584,461
Santen Pharmaceutical Co., Ltd.	139,200	2,465,696
SBI Holdings, Inc.	90,490	1,968,006
Secom Co., Ltd.	79,300	7,348,210
Sega Sammy Holdings, Inc.	67,800	954,156
Seibu Holdings, Inc.	76,700	1,353,755
Seiko Epson Corp.	104,500	1,477,739
Sekisui Chemical Co., Ltd.	136,200	2,374,747
Sekisui House Ltd.	235,900	5,087,037
Seven & i Holdings Co., Ltd.	286,103	10,809,055
Seven Bank Ltd.	211,400	612,883
SG Holdings Co., Ltd.	53,200	1,317,437
Sharp Corp.	83,400	956,695
Shimadzu Corp.	82,700	2,208,594
Shimamura Co., Ltd.	9,000	762,328
Shimano, Inc.	27,900	4,643,972
Shimizu Corp.	227,600	2,121,688
Shin-Etsu Chemical Co., Ltd.	137,460	15,326,955
Shinsei Bank Ltd.	73,700	1,148,964
Shionogi & Co., Ltd.	102,200	6,134,338
Shiseido Co., Ltd.	151,500	12,490,854
Showa Denko K.K.	50,000	1,402,847
SMC Corp.	21,500	9,288,878
Softbank Corp.	631,200	8,658,365
SoftBank Group Corp.	624,400	24,018,423

82
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Sohgo Security Services Co., Ltd.	27,300	1,482,876
Sompo Holdings, Inc.	129,600	5,094,068
Sony Corp.	482,300	29,357,188
Sony Financial Holdings, Inc.	59,500	1,280,049
Stanley Electric Co., Ltd.	52,400	1,450,078
Subaru Corp.	236,200	6,768,904
Sumco Corp.	91,200	1,514,911
Sumitomo Chemical Co., Ltd.	563,500	2,577,662
Sumitomo Corp.	447,500	7,268,470
Sumitomo Dainippon Pharma Co., Ltd.	59,800	1,043,699
Sumitomo Electric Industries Ltd.	284,700	3,904,306
Sumitomo Heavy Industries Ltd.	42,000	1,304,605
Sumitomo Metal Mining Co., Ltd.	88,400	2,956,951
Sumitomo Mitsui Financial Group, Inc.	502,946	17,856,176
Sumitomo Mitsui Trust Holdings, Inc.	125,300	4,566,609
Sumitomo Realty & Development Co., Ltd.	125,800	4,566,318
Sumitomo Rubber Industries Ltd.	68,100	902,581
Sundrug Co., Ltd.	28,400	939,776
Suntory Beverage & Food Ltd.	53,900	2,304,269
Suzuken Co., Ltd.	27,300	1,457,653
Suzuki Motor Corp.	138,900	6,558,041
Sysmex Corp.	64,800	4,228,073
T&D Holdings, Inc.	205,000	2,283,235
Taiheiyo Cement Corp.	46,900	1,326,753
Taisei Corp.	76,000	2,996,940
Taisho Pharmaceutical Holdings Co., Ltd.	13,900	989,325
Taiyo Nippon Sanso Corp.	49,800	1,165,803
Takeda Pharmaceutical Co., Ltd.	561,090	20,273,895
TDK Corp.	49,000	4,835,014
Teijin Ltd.	65,600	1,314,515
Terumo Corp.	246,900	8,058,008
The Bank of Kyoto Ltd.	18,800	744,114
The Chiba Bank Ltd.	209,100	1,136,531
The Chugoku Electric Power Co., Inc.	107,000	1,425,428
The Kansai Electric Power Co., Inc.	267,200	3,117,189
The Shizuoka Bank Ltd.	169,800	1,290,272
The Yokohama Rubber Co., Ltd.	43,000	960,415
THK Co., Ltd.	44,300	1,273,859
Tobu Railway Co., Ltd.	72,500	2,419,318
Toho Co., Ltd.	42,300	1,708,305
Toho Gas Co., Ltd.	30,300	1,180,141
Tohoku Electric Power Co., Inc.	165,700	1,703,028
Tokio Marine Holdings, Inc.	241,799	13,073,005
Tokyo Century Corp.	15,400	711,107
Tokyo Electric Power Co. Holdings, Inc. *	580,290	2,687,405
Tokyo Electron Ltd.	59,400	12,034,356
Tokyo Gas Co., Ltd.	146,440	3,574,750
Tokyu Corp.	188,600	3,567,106
Tokyu Fudosan Holdings Corp.	230,200	1,526,893
Toppan Printing Co., Ltd.	106,600	1,971,601
Toray Industries, Inc.	521,200	3,683,393
Toshiba Corp.	197,417	6,750,904
Tosoh Corp.	98,500	1,348,711
TOTO Ltd.	52,700	2,151,520
Toyo Seikan Group Holdings Ltd.	51,900	820,195
Toyo Suisan Kaisha Ltd.	33,600	1,414,726
Toyoda Gosei Co., Ltd.	23,300	545,097
Toyota Industries Corp.	55,400	3,324,137
Toyota Motor Corp.	863,503	59,910,600
Toyota Tsusho Corp.	80,000	2,759,882
Trend Micro, Inc.	48,200	2,432,859
Tsuruha Holdings, Inc.	14,100	1,586,088
Security	Number of Shares	Value ($)
Unicharm Corp.	152,800	5,178,525
United Urban Investment Corp.	1,092	2,203,033
USS Co., Ltd.	82,300	1,594,001
Welcia Holdings Co., Ltd.	17,800	1,022,792
West Japan Railway Co.	61,400	5,335,066
Yakult Honsha Co., Ltd.	44,900	2,573,206
Yamada Denki Co., Ltd.	237,600	1,148,435
Yamaha Corp.	54,800	2,551,995
Yamaha Motor Co., Ltd.	105,300	2,061,029
Yamato Holdings Co., Ltd.	116,800	1,959,041
Yamazaki Baking Co., Ltd.	46,700	796,174
Yaskawa Electric Corp.	89,200	3,392,965
Yokogawa Electric Corp.	84,100	1,540,957
Z Holdings Corp.	1,002,900	3,087,645
ZOZO, Inc. (a)	76,200	1,774,922
		1,336,663,913

Netherlands 3.9%
ABN AMRO Group N.V. CVA	162,301	3,025,300
Adyen N.V. *	3,966	2,792,124
Aegon N.V.	686,899	2,979,997
AerCap Holdings N.V. *	46,704	2,703,228
Akzo Nobel N.V.	86,088	7,936,744
ASML Holding N.V.	161,035	42,209,576
Coca-Cola European Partners plc	88,182	4,718,619
Heineken Holding N.V.	44,454	4,241,599
Heineken N.V.	97,477	9,954,298
ING Groep N.V.	1,480,604	16,765,599
Koninklijke Ahold Delhaize N.V.	449,413	11,199,396
Koninklijke DSM N.V.	68,894	8,176,887
Koninklijke KPN N.V.	1,378,876	4,280,538
Koninklijke Philips N.V.	349,861	15,349,826
Koninklijke Vopak N.V.	26,427	1,451,785
NN Group N.V.	116,171	4,432,724
NXP Semiconductors N.V.	108,049	12,283,010
Prosus N.V. *	184,358	12,713,139
Randstad N.V.	44,005	2,442,139
Unilever N.V.	551,641	32,605,664
Wolters Kluwer N.V.	105,433	7,765,456
		210,027,648

New Zealand 0.2%
a2 Milk Co., Ltd. *	283,997	2,357,844
Auckland International Airport Ltd.	373,767	2,227,585
Fisher & Paykel Healthcare Corp., Ltd.	213,767	2,621,894
Fletcher Building Ltd.	330,886	972,188
Meridian Energy Ltd.	473,317	1,395,191
Ryman Healthcare Ltd.	154,764	1,279,116
Spark New Zealand Ltd.	723,131	2,074,420
		12,928,238

Norway 0.6%
Aker BP A.S.A.	41,407	1,148,521
DNB A.S.A.	369,552	6,728,536
Equinor A.S.A.	383,682	7,123,317
Gjensidige Forsikring A.S.A.	75,317	1,408,061
Mowi A.S.A.	163,847	3,999,825
Norsk Hydro A.S.A.	516,771	1,826,041
Orkla A.S.A.	284,975	2,739,132
Schibsted A.S.A., B Shares	37,970	1,059,399
Telenor A.S.A.	279,400	5,229,180
Yara International A.S.A.	65,698	2,559,345
		33,821,357

83
Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Portugal 0.2%
Banco Espirito Santo S.A. *(b)	470,491	—
EDP - Energias de Portugal S.A.	963,483	3,968,807
Galp Energia, SGPS, S.A.	186,453	2,982,273
Jeronimo Martins, SGPS, S.A.	95,568	1,605,891
		8,556,971

Singapore 1.3%
Ascendas Real Estate Investment Trust	953,900	2,221,681
CapitaLand Commercial Trust	981,200	1,477,671
CapitaLand Ltd.	951,100	2,513,968
CapitaLand Mall Trust	949,300	1,771,245
City Developments Ltd.	168,300	1,332,800
ComfortDelGro Corp., Ltd.	815,800	1,377,626
DBS Group Holdings Ltd.	675,346	12,872,682
Genting Singapore Ltd.	2,308,100	1,592,388
Golden Agri-Resources Ltd.	2,252,500	338,103
Jardine Cycle & Carriage Ltd.	35,600	855,900
Keppel Corp., Ltd.	554,000	2,789,603
Oversea-Chinese Banking Corp., Ltd.	1,232,487	9,908,219
SATS Ltd.	251,300	931,938
Sembcorp Industries Ltd.	439,900	738,544
Singapore Airlines Ltd.	199,700	1,380,279
Singapore Exchange Ltd.	310,100	2,035,974
Singapore Press Holdings Ltd.	617,400	1,004,753
Singapore Technologies Engineering Ltd.	587,200	1,720,111
Singapore Telecommunications Ltd.	3,066,537	7,425,785
Suntec Real Estate Investment Trust	759,700	1,037,832
United Overseas Bank Ltd.	480,633	9,462,431
UOL Group Ltd.	186,667	1,068,833
Venture Corp., Ltd.	105,200	1,220,280
Wilmar International Ltd.	722,900	1,987,597
Yangzijiang Shipbuilding Holdings Ltd.	842,600	589,894
		69,656,137

Spain 2.8%
ACS Actividades de Construccion y Servicios S.A.	99,634	4,042,961
Aena SME S.A.	25,463	4,674,040
Amadeus IT Group S.A.	165,764	12,262,931
Banco Bilbao Vizcaya Argentaria S.A.	2,509,168	13,215,355
Banco De Sabadell S.A.	2,111,732	2,321,278
Banco Santander S.A.	6,359,506	25,535,308
Bankia S.A.	479,606	915,002
Bankinter S.A.	258,237	1,788,522
CaixaBank S.A.	1,359,406	3,898,229
Cellnex Telecom S.A. *	73,030	3,151,159
Cellnex Telecom S.A., Interim Shares *(b)	21,195	914,539
Enagas S.A.	89,296	2,209,593
Endesa S.A.	121,436	3,307,290
Ferrovial S.A.	180,853	5,335,740
Grifols S.A.	116,504	3,758,483
Iberdrola S.A.	2,268,409	23,316,961
Industria de Diseno Textil S.A.	413,185	12,875,180
Mapfre S.A.	412,392	1,150,984
Naturgy Energy Group S.A.	113,127	3,082,153
Red Electrica Corp. S.A.	163,853	3,293,039
Repsol S.A.	547,079	9,015,697
Security	Number of Shares	Value ($)
Siemens Gamesa Renewable Energy S.A.	90,348	1,243,808
Telefonica S.A.	1,771,160	13,601,231
		154,909,483

Sweden 2.6%
Alfa Laval AB	117,311	2,715,194
Assa Abloy AB, Class B	381,369	9,056,890
Atlas Copco AB, A Shares	253,418	8,944,770
Atlas Copco AB, B Shares	146,046	4,531,561
Boliden AB	102,447	2,762,736
Electrolux AB, B Shares	85,983	2,260,608
Epiroc AB, Class A	259,199	2,920,460
Epiroc AB, Class B	144,732	1,576,335
Essity AB, Class B	227,723	7,114,230
Hennes & Mauritz AB, B Shares	302,542	6,341,129
Hexagon AB, B Shares	97,964	5,015,551
Husqvarna AB, B Shares	154,895	1,186,636
ICA Gruppen AB	34,351	1,520,091
Industrivarden AB, C Shares	63,794	1,382,202
Investor AB, B Shares	171,468	8,797,069
Kinnevik AB, Class B	91,959	2,516,697
LE Lundbergfortagen AB, B Shares	28,402	1,070,466
Lundin Petroleum AB	70,819	2,345,388
Millicom International Cellular S.A. SDR	25,286	1,152,741
Nordea Bank Abp (c)	16,453	120,417
Nordea Bank Abp (c)	1,205,640	8,824,482
Sandvik AB	427,121	7,546,084
Securitas AB, B Shares	124,443	1,992,597
Skandinaviska Enskilda Banken AB, A Shares	623,515	5,980,340
Skanska AB, B Shares	129,748	2,764,519
SKF AB, B Shares	148,084	2,681,231
Svenska Handelsbanken AB, A Shares	576,698	5,787,628
Swedbank AB, A Shares	339,543	4,758,113
Swedish Match AB	63,050	2,961,985
Tele2 AB, B Shares	192,610	2,757,242
Telefonaktiebolaget LM Ericsson, B Shares	1,167,355	10,201,262
Telia Co. AB	1,056,619	4,647,970
Volvo AB, B Shares	561,037	8,407,568
		142,642,192

Switzerland 9.2%
ABB Ltd.	701,934	14,740,602
Adecco Group AG	60,342	3,587,100
Alcon, Inc. *	157,690	9,325,490
Baloise Holding AG	18,611	3,442,168
Barry Callebaut AG	830	1,754,038
Chocoladefabriken Lindt & Spruengli AG	39	3,194,323
Chocoladefabriken Lindt & Spruengli AG - Participation Certificates	403	2,994,415
Cie Financiere Richemont S.A.	197,923	15,553,017
Clariant AG *	76,271	1,564,512
Credit Suisse Group AG *	960,853	11,893,307
Dufry AG *	16,489	1,434,142
EMS-Chemie Holding AG	3,217	2,015,446
Geberit AG	14,149	7,188,965
Givaudan S.A.	3,502	10,288,645
Julius Baer Group Ltd. *	83,555	3,700,116
Kuehne & Nagel International AG	20,383	3,293,019
LafargeHolcim Ltd. *	184,401	9,518,497

84
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Lonza Group AG *	28,007	10,094,631
Nestle S.A.	1,160,625	124,165,185
Novartis AG	812,898	71,027,123
Pargesa Holding S.A.	14,867	1,175,216
Partners Group Holding AG	7,048	5,507,739
Roche Holding AG	265,904	80,025,351
Schindler Holding AG	7,502	1,776,576
Schindler Holding AG - Participation Certificates	15,573	3,815,328
SGS S.A.	2,012	5,247,505
Sika AG	48,068	8,263,202
Sonova Holding AG	20,967	4,811,472
Straumann Holding AG	3,958	3,536,401
Swiss Life Holding AG	12,833	6,426,981
Swiss Prime Site AG *	28,440	2,931,363
Swiss Re AG	115,266	12,090,103
Swisscom AG	9,755	4,989,627
Temenos AG *	24,488	3,503,521
The Swatch Group AG	20,575	1,104,597
The Swatch Group AG - Bearer Shares	11,005	3,051,445
UBS Group AG *	1,464,961	17,338,047
Vifor Pharma AG	16,966	2,671,793
Zurich Insurance Group AG	57,412	22,488,283
		501,529,291

United Kingdom 16.1%
3i Group plc	373,611	5,459,532
Admiral Group plc	72,995	1,910,408
Anglo American plc	398,471	10,255,485
Antofagasta plc	147,159	1,657,409
Ashtead Group plc	175,313	5,337,547
Associated British Foods plc	138,046	3,984,666
AstraZeneca plc	495,825	48,351,474
Auto Trader Group plc	346,045	2,521,384
Aviva plc	1,476,249	7,957,049
BAE Systems plc	1,206,050	9,008,845
Barclays plc	6,486,790	14,070,313
Barratt Developments plc	376,420	3,078,289
BHP Group plc	797,866	16,923,171
BP plc	7,704,296	48,855,723
British American Tobacco plc	871,028	30,464,955
BT Group plc	3,224,037	8,556,132
Bunzl plc	128,907	3,353,482
Burberry Group plc	156,290	4,144,336
Carnival plc	62,407	2,497,327
Centrica plc	2,166,866	2,039,166
Coca-Cola HBC AG *	75,063	2,285,569
Compass Group plc	600,212	15,980,099
Croda International plc	48,103	3,001,227
DCC plc	37,981	3,561,837
Diageo plc	899,070	36,799,813
Direct Line Insurance Group plc	543,098	1,914,828
easyJet plc	62,548	1,003,395
Evraz plc	184,834	882,019
Experian plc	345,184	10,880,649
Ferguson plc	88,467	7,554,491
Fresnillo plc	85,522	790,119
G4S plc	588,643	1,578,705
GlaxoSmithKline plc	1,892,006	43,336,275
Glencore plc *	4,132,925	12,474,732
GVC Holdings plc	219,459	2,531,842
Halma plc	147,560	3,580,606
Hargreaves Lansdown plc	105,092	2,413,256
HSBC Holdings plc	7,660,241	57,873,949
Imperial Brands plc	363,067	7,964,043
Informa plc	481,955	4,844,251
Security	Number of Shares	Value ($)
InterContinental Hotels Group plc	66,951	4,051,520
Intertek Group plc	61,684	4,276,910
Investec plc	260,850	1,478,877
ITV plc	1,343,280	2,330,274
J. Sainsbury plc	664,952	1,752,331
John Wood Group plc	258,202	1,133,666
Johnson Matthey plc	73,080	2,903,241
Kingfisher plc	773,561	2,075,160
Land Securities Group plc	265,560	3,234,658
Legal & General Group plc	2,257,519	7,716,964
Lloyds Banking Group plc	26,964,485	19,835,239
London Stock Exchange Group plc	119,230	10,744,868
M&G plc *	964,602	2,671,425
Marks & Spencer Group plc	732,484	1,725,578
Meggitt plc	293,141	2,371,900
Melrose Industries plc	1,849,088	5,110,300
Merlin Entertainments plc	273,561	1,611,673
Micro Focus International plc	126,459	1,735,676
Mondi plc	183,566	3,806,039
National Grid plc	1,299,930	15,199,148
Next plc	52,398	4,468,836
NMC Health plc	38,499	1,091,318
Ocado Group plc *	170,503	2,938,836
Pearson plc	295,248	2,607,510
Persimmon plc	120,443	3,552,620
Prudential plc	964,602	16,848,545
Reckitt Benckiser Group plc	268,592	20,784,083
RELX plc	737,172	17,747,678
Rentokil Initial plc	698,302	4,109,642
Rio Tinto plc	428,305	22,298,332
Rolls-Royce Holdings plc *	646,003	5,944,357
Royal Bank of Scotland Group plc	1,854,094	5,125,158
Royal Dutch Shell plc, A Shares	1,647,039	47,744,501
Royal Dutch Shell plc, B Shares	1,418,805	40,861,248
RSA Insurance Group plc	380,881	2,576,771
Schroders plc	45,614	1,828,638
Segro plc	411,238	4,498,658
Severn Trent plc	88,374	2,581,418
Smith & Nephew plc	328,615	7,054,184
Smiths Group plc	150,224	3,140,227
Spirax-Sarco Engineering plc	28,199	2,893,887
SSE plc	387,064	6,439,214
St. James's Place plc	202,239	2,727,812
Standard Chartered plc	1,049,698	9,524,886
Standard Life Aberdeen plc	926,946	3,644,439
Taylor Wimpey plc	1,255,288	2,692,219
Tesco plc	3,684,543	11,247,260
The Berkeley Group Holdings plc	46,172	2,631,777
The British Land Co., plc	338,078	2,718,192
The Sage Group plc	411,522	3,835,425
The Weir Group plc	101,001	1,764,187
TUI AG	165,147	2,160,497
Unilever plc	419,199	25,101,192
United Utilities Group plc	262,699	2,966,296
Vodafone Group plc	10,087,787	20,586,342
Whitbread plc	51,891	2,731,367
WM Morrison Supermarkets plc	933,410	2,411,328
WPP plc	474,949	5,927,154
		877,249,879
Total Common Stock
(Cost $4,441,053,703)		5,375,570,996

85
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Preferred Stock 0.5% of net assets

Germany 0.5%
Bayerische Motoren Werke AG	22,418	1,379,898
Fuchs Petrolub SE	26,831	1,143,113
Henkel AG & Co. KGaA	67,322	6,992,918
Porsche Automobil Holding SE	59,355	4,370,345
Sartorius AG	13,916	2,704,184
Volkswagen AG	70,234	13,351,850
		29,942,308

United Kingdom 0.0%
Rolls-Royce Holdings plc *(b)	29,716,138	38,493
Total Preferred Stock
(Cost $26,636,648)		29,980,801

Other Investment Company 0.1% of net assets

United States 0.1%
Securities Lending Collateral 0.1%
Wells Fargo Government Money Market Fund, Select Class 1.75% (d)	3,797,238	3,797,238
Total Other Investment Company
(Cost $3,797,238)		3,797,238
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.1% of net assets

Time Deposits 0.1%
Brown Brothers Harriman
Australian Dollar
0.35%, 11/01/19 (e)	374,293	258,019
Danish Krone
(0.95%), 11/01/19 (e)	44,569	6,653
Hong Kong Dollar
2.30%, 11/01/19 (e)	898,050	114,606
New Zealand Dollar
0.50%, 11/01/19 (e)	31,502	20,198
Norwegian Krone
0.60%, 11/01/19 (e)	838,201	91,147
Singapore Dollar
0.55%, 11/01/19 (e)	24,389	17,927
Swedish Krona
(0.37%), 11/01/19 (e)	2,257,748	233,825
Swiss Franc
(1.57%), 11/01/19 (e)	13,359	13,542
Citibank
Euro
(0.67%), 11/01/19 (e)	133,553	148,952
Pound Sterling
0.38%, 11/01/19 (e)	85,436	110,670
U.S. Dollar
1.18%, 11/01/19 (e)	5,060,196	5,060,196
Sumitomo Mitsui Banking Corp.
Japanese Yen
(0.27%), 11/01/19 (e)	6,837,469	63,316
Total Short-Term Investments
(Cost $6,139,051)		6,139,051

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI EAFE Index, expires 12/20/19	376	36,795,360	845,450
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $3,604,867.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by fund’s Board of Trustees.
(c)	Securities are traded on separate exchanges for the same entity.
(d)	The rate shown is the 7-day yield.
(e)	The rate shown is the current daily overnight rate.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

86
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 1.8%
Adient plc	175,571	3,720,350
Aptiv plc	65,785	5,891,047
Autoliv, Inc.	34,867	2,714,047
BorgWarner, Inc.	82,835	3,452,563
Cooper Tire & Rubber Co.	42,326	1,195,286
Dana, Inc.	88,448	1,435,511
Ford Motor Co.	2,956,900	25,399,771
General Motors Co.	890,219	33,080,538
Gentex Corp.	59,139	1,658,849
Harley-Davidson, Inc.	66,914	2,603,624
Lear Corp.	32,733	3,854,965
The Goodyear Tire & Rubber Co.	294,588	4,675,112
Thor Industries, Inc.	26,936	1,703,971
Visteon Corp. *	40,258	3,744,799
		95,130,433

Banks 5.9%
Bank of America Corp.	1,271,972	39,774,564
BB&T Corp.	141,887	7,527,105
CIT Group, Inc.	56,294	2,414,450
Citigroup, Inc.	681,431	48,967,632
Citizens Financial Group, Inc.	100,612	3,537,518
Comerica, Inc.	26,562	1,737,686
Fifth Third Bancorp	224,324	6,523,342
First Republic Bank	11,679	1,242,178
Huntington Bancshares, Inc.	157,482	2,225,221
JPMorgan Chase & Co.	611,093	76,337,738
KeyCorp	159,772	2,871,103
M&T Bank Corp.	22,860	3,578,276
New York Community Bancorp, Inc.	141,928	1,653,461
People's United Financial, Inc.	65,142	1,053,346
Regions Financial Corp.	225,693	3,633,657
SunTrust Banks, Inc.	90,464	6,182,310
The PNC Financial Services Group, Inc.	95,595	14,023,786
U.S. Bancorp	328,386	18,724,570
Wells Fargo & Co.	1,242,348	64,142,427
		306,150,370

Capital Goods 8.5%
3M Co.	125,310	20,674,897
A.O. Smith Corp.	23,989	1,191,774
Acuity Brands, Inc.	9,265	1,156,179
AECOM *	69,426	2,777,734
AerCap Holdings N.V. *	45,924	2,658,081
AGCO Corp.	35,507	2,723,032
Allison Transmission Holdings, Inc.	32,149	1,402,018
AMETEK, Inc.	29,020	2,659,683
Arconic, Inc.	98,278	2,699,697
Carlisle Cos., Inc.	12,720	1,936,874
Caterpillar, Inc.	132,632	18,276,690
Cummins, Inc.	52,316	9,023,464
Deere & Co.	81,419	14,178,305
Donaldson Co., Inc.	25,180	1,327,993
Security	Number of Shares	Value ($)
Dover Corp.	33,108	3,439,590
Eaton Corp. plc	134,943	11,754,885
EMCOR Group, Inc.	20,640	1,810,334
Emerson Electric Co.	183,924	12,902,269
EnerSys	15,208	1,016,807
Fastenal Co.	93,570	3,362,906
Flowserve Corp.	42,354	2,068,569
Fluor Corp.	183,686	2,959,181
Fortive Corp.	29,780	2,054,820
Fortune Brands Home & Security, Inc.	40,740	2,446,437
GATX Corp.	14,249	1,133,508
General Dynamics Corp.	70,225	12,415,780
General Electric Co.	6,603,687	65,904,796
HD Supply Holdings, Inc. *	32,347	1,279,000
Hexcel Corp.	15,091	1,126,090
Honeywell International, Inc.	116,161	20,064,490
Hubbell, Inc.	14,492	2,053,516
Huntington Ingalls Industries, Inc.	10,222	2,306,697
IDEX Corp.	9,396	1,461,360
Illinois Tool Works, Inc.	80,135	13,509,158
Ingersoll-Rand plc	45,693	5,797,985
Jacobs Engineering Group, Inc.	45,876	4,293,076
Johnson Controls International plc	169,651	7,350,978
L3Harris Technologies, Inc.	41,401	8,541,440
Lincoln Electric Holdings, Inc.	17,322	1,551,532
Lockheed Martin Corp.	38,346	14,444,171
Masco Corp.	49,211	2,276,009
MSC Industrial Direct Co., Inc., Class A	15,012	1,099,029
Nordson Corp.	8,142	1,276,747
Northrop Grumman Corp.	34,699	12,230,704
Oshkosh Corp.	30,355	2,591,710
Owens Corning	43,209	2,647,848
PACCAR, Inc.	103,276	7,855,173
Parker-Hannifin Corp.	31,679	5,812,780
Pentair plc	43,834	1,817,796
Quanta Services, Inc.	70,418	2,961,077
Raytheon Co.	61,070	12,959,665
Regal Beloit Corp.	15,239	1,128,448
Resideo Technologies, Inc. *	61,967	590,545
Rockwell Automation, Inc.	21,877	3,762,625
Roper Technologies, Inc.	6,587	2,219,556
Sensata Technologies Holding plc *	19,591	1,002,863
Snap-on, Inc.	13,209	2,148,708
Spirit AeroSystems Holdings, Inc., Class A	25,936	2,122,084
Stanley Black & Decker, Inc.	33,383	5,051,849
Terex Corp.	51,049	1,406,400
Textron, Inc.	78,835	3,633,505
The Boeing Co.	66,650	22,655,001
The Timken Co.	27,813	1,362,837
The Toro Co.	15,227	1,174,458
TransDigm Group, Inc.	6,029	3,172,942
Trinity Industries, Inc.	79,547	1,573,440
United Rentals, Inc. *	33,381	4,458,700
United Technologies Corp.	212,387	30,494,525
Valmont Industries, Inc.	9,182	1,259,679
W.W. Grainger, Inc.	13,447	4,152,971
WABCO Holdings, Inc. *	10,062	1,354,546
Wabtec Corp.	27,462	1,905,039
Watsco, Inc.	8,296	1,462,585

1
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
WESCO International, Inc. *	36,923	1,851,688
Xylem, Inc.	21,015	1,611,640
		444,820,968

Commercial & Professional Services 0.6%
ABM Industries, Inc.	30,591	1,115,348
Cintas Corp.	10,471	2,813,244
Equifax, Inc.	15,528	2,122,833
IAA, Inc. *	22,685	865,433
IHS Markit Ltd. *	27,415	1,919,598
KAR Auction Services, Inc.	22,685	563,949
ManpowerGroup, Inc.	48,631	4,421,530
Nielsen Holdings plc	152,484	3,074,077
Pitney Bowes, Inc.	243,747	1,072,487
Republic Services, Inc.	38,992	3,412,190
Robert Half International, Inc.	38,324	2,194,815
Verisk Analytics, Inc.	9,577	1,385,792
Waste Management, Inc.	69,308	7,777,051
		32,738,347

Consumer Durables & Apparel 1.5%
Brunswick Corp.	27,914	1,625,711
Capri Holdings Ltd. *	84,253	2,617,741
Carter's, Inc.	16,362	1,640,127
D.R. Horton, Inc.	77,783	4,073,496
Fossil Group, Inc. *	98,019	1,066,447
Garmin Ltd.	20,756	1,945,875
Hanesbrands, Inc.	111,554	1,696,736
Hasbro, Inc.	21,707	2,112,308
Kontoor Brands, Inc. *	9,421	357,998
Leggett & Platt, Inc.	42,305	2,170,247
Lennar Corp., Class A	49,750	2,965,100
lululemon Athletica, Inc. *	6,487	1,325,099
Mattel, Inc. *	225,324	2,690,369
Mohawk Industries, Inc. *	20,309	2,911,904
Newell Brands, Inc.	160,524	3,045,140
NIKE, Inc., Class B	182,482	16,341,263
NVR, Inc. *	737	2,680,167
Polaris, Inc.	21,717	2,142,382
PulteGroup, Inc.	95,746	3,757,073
PVH Corp.	27,831	2,425,750
Ralph Lauren Corp.	24,034	2,308,706
Tapestry, Inc.	111,304	2,878,321
Toll Brothers, Inc.	35,250	1,401,893
Under Armour, Inc., Class A *	23,860	492,709
Under Armour, Inc., Class C *	26,160	483,960
VF Corp.	63,758	5,246,646
Whirlpool Corp.	37,022	5,631,787
		78,034,955

Consumer Services 1.7%
Aramark	71,832	3,143,368
Carnival Corp.	121,293	5,202,257
Chipotle Mexican Grill, Inc. *	3,372	2,623,956
Darden Restaurants, Inc.	21,415	2,404,262
Domino's Pizza, Inc.	5,376	1,460,229
H&R Block, Inc.	54,067	1,351,134
Hilton Worldwide Holdings, Inc.	23,439	2,272,645
Las Vegas Sands Corp.	88,472	5,471,109
Marriott International, Inc., Class A	25,808	3,266,002
McDonald's Corp.	136,051	26,761,232
MGM Resorts International	106,238	3,027,783
Norwegian Cruise Line Holdings Ltd. *	33,302	1,690,410
Royal Caribbean Cruises Ltd.	30,834	3,355,664
Service Corp. International	23,284	1,058,956
Security	Number of Shares	Value ($)
Six Flags Entertainment Corp.	18,741	790,683
Starbucks Corp.	141,620	11,975,387
The Wendy's Co.	57,638	1,220,773
Wyndham Destinations, Inc.	31,287	1,452,030
Wynn Resorts Ltd.	20,501	2,487,591
Yum China Holdings, Inc.	60,824	2,585,020
Yum! Brands, Inc.	68,482	6,965,304
		90,565,795

Diversified Financials 5.2%
Affiliated Managers Group, Inc.	14,500	1,158,260
AGNC Investment Corp.	76,778	1,309,065
Ally Financial, Inc.	264,427	8,099,399
American Express Co.	157,471	18,468,199
Ameriprise Financial, Inc.	50,931	7,684,979
Annaly Capital Management, Inc.	266,108	2,389,650
Berkshire Hathaway, Inc., Class A *	53	16,903,767
Berkshire Hathaway, Inc., Class B *	234,950	49,945,671
BlackRock, Inc.	18,164	8,386,319
Capital One Financial Corp.	208,469	19,439,734
CME Group, Inc.	22,609	4,651,802
Discover Financial Services	137,002	10,995,781
FactSet Research Systems, Inc.	4,059	1,029,038
Franklin Resources, Inc.	154,688	4,261,654
Intercontinental Exchange, Inc.	31,750	2,994,660
Invesco Ltd.	187,838	3,159,435
Janus Henderson Group plc	46,215	1,068,953
Jefferies Financial Group, Inc.	89,581	1,672,477
Lazard Ltd., Class A	32,244	1,203,669
Legg Mason, Inc.	57,295	2,134,812
LPL Financial Holdings, Inc.	18,308	1,480,019
Moody's Corp.	16,625	3,668,971
Morgan Stanley	237,174	10,921,863
MSCI, Inc.	6,470	1,517,603
Nasdaq, Inc.	12,294	1,226,572
Navient Corp.	269,427	3,710,010
New Residential Investment Corp.	71,647	1,134,888
Northern Trust Corp.	28,135	2,804,497
Raymond James Financial, Inc.	16,336	1,363,893
S&P Global, Inc.	20,694	5,338,845
Santander Consumer USA Holdings, Inc.	53,812	1,349,605
SEI Investments Co.	20,985	1,257,421
Starwood Property Trust, Inc.	45,979	1,131,083
State Street Corp.	108,006	7,135,956
Synchrony Financial	269,151	9,519,871
T. Rowe Price Group, Inc.	51,873	6,006,893
TD Ameritrade Holding Corp.	27,989	1,074,218
The Bank of New York Mellon Corp.	201,810	9,434,617
The Charles Schwab Corp. (a)	76,794	3,126,284
The Goldman Sachs Group, Inc.	120,902	25,798,069
Voya Financial, Inc.	61,044	3,293,934
Waddell & Reed Financial, Inc., Class A	61,781	1,023,093
		270,275,529

Energy 8.7%
Antero Resources Corp. *	195,384	488,460
Apache Corp.	164,156	3,555,619
Baker Hughes Co.	267,166	5,717,352
Cabot Oil & Gas Corp.	46,586	868,363
Chevron Corp.	724,019	84,087,567
Concho Resources, Inc.	18,837	1,271,874
ConocoPhillips	387,994	21,417,269
Devon Energy Corp.	94,113	1,908,612
EOG Resources, Inc.	80,956	5,611,060
Exxon Mobil Corp.	1,913,953	129,325,804
Halliburton Co.	337,977	6,506,057

2
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Helmerich & Payne, Inc.	45,920	1,722,000
Hess Corp.	102,176	6,718,072
HollyFrontier Corp.	108,731	5,973,681
Kinder Morgan, Inc.	556,663	11,122,127
Marathon Oil Corp.	366,304	4,223,485
Marathon Petroleum Corp.	346,208	22,140,002
Murphy Oil Corp.	118,472	2,444,077
Nabors Industries Ltd.	700,835	1,296,545
National Oilwell Varco, Inc.	303,314	6,860,963
Noble Corp. plc *	890,668	1,095,522
Noble Energy, Inc.	131,553	2,533,711
Occidental Petroleum Corp.	306,369	12,407,945
Oceaneering International, Inc. *	107,705	1,525,103
ONEOK, Inc.	46,321	3,234,595
Patterson-UTI Energy, Inc.	118,896	989,215
PBF Energy, Inc., Class A	94,028	3,035,224
Phillips 66	286,052	33,416,595
Pioneer Natural Resources Co.	18,753	2,306,994
QEP Resources, Inc.	177,680	591,674
Range Resources Corp.	145,972	588,267
Schlumberger Ltd.	539,525	17,637,072
SM Energy Co.	76,241	597,729
Targa Resources Corp.	59,313	2,306,089
The Williams Cos., Inc.	217,664	4,856,084
Transocean Ltd. *	491,035	2,332,416
Valaris plc *	258,971	1,064,371
Valero Energy Corp.	371,850	36,062,013
World Fuel Services Corp.	182,103	7,606,442
		457,446,050

Food & Staples Retailing 3.1%
Casey's General Stores, Inc.	13,003	2,221,043
Costco Wholesale Corp.	103,572	30,772,277
Performance Food Group Co. *	41,876	1,784,336
Rite Aid Corp. *(b)	202,090	1,859,228
SpartanNash, Co.	81,580	1,068,290
Sysco Corp.	112,220	8,963,012
The Kroger Co.	618,445	15,238,485
U.S. Foods Holding Corp. *	91,881	3,644,919
Walgreens Boots Alliance, Inc.	377,272	20,666,960
Walmart, Inc.	641,278	75,196,258
		161,414,808

Food, Beverage & Tobacco 4.3%
Altria Group, Inc.	437,412	19,591,683
Archer-Daniels-Midland Co.	470,447	19,777,592
Brown-Forman Corp., Class B	34,427	2,255,657
Bunge Ltd.	168,272	9,086,688
Campbell Soup Co.	46,422	2,149,803
Coca-Cola European Partners plc	32,126	1,719,062
ConAgra Brands, Inc.	137,181	3,710,746
Constellation Brands, Inc., Class A	17,814	3,390,539
Flowers Foods, Inc.	53,502	1,162,063
General Mills, Inc.	184,005	9,358,494
Hormel Foods Corp.	52,453	2,144,803
Ingredion, Inc.	28,224	2,229,696
Kellogg Co.	59,422	3,775,080
McCormick & Co., Inc. - Non Voting Shares	11,489	1,846,167
Molson Coors Brewing Co., Class B	46,275	2,439,618
Mondelez International, Inc., Class A	348,008	18,253,020
Monster Beverage Corp. *	31,175	1,749,853
PepsiCo, Inc.	243,907	33,456,723
Philip Morris International, Inc.	364,893	29,716,886
Sanderson Farms, Inc.	10,121	1,566,832
The Coca-Cola Co.	591,843	32,214,015
Security	Number of Shares	Value ($)
The Hershey Co.	19,893	2,921,685
The JM Smucker Co.	34,151	3,609,078
The Kraft Heinz Co.	203,457	6,577,765
Tyson Foods, Inc., Class A	113,231	9,374,394
		224,077,942

Health Care Equipment & Services 5.5%
Abbott Laboratories	163,120	13,638,463
AmerisourceBergen Corp.	47,075	4,019,264
Anthem, Inc.	78,015	20,992,276
Baxter International, Inc.	53,030	4,067,401
Becton, Dickinson & Co.	18,972	4,856,832
Boston Scientific Corp. *	54,797	2,285,035
Cardinal Health, Inc.	235,298	11,635,486
Centene Corp. *	70,836	3,759,975
Cerner Corp.	43,349	2,909,585
Cigna Corp. *	57,040	10,179,358
Covetrus, Inc. *	21,714	215,294
CVS Health Corp.	781,871	51,908,416
Danaher Corp.	49,419	6,810,927
DaVita, Inc. *	60,808	3,563,349
DENTSPLY SIRONA, Inc.	37,748	2,067,835
Edwards Lifesciences Corp. *	9,052	2,157,816
Encompass Health Corp.	16,674	1,067,469
HCA Healthcare, Inc.	70,906	9,468,787
Henry Schein, Inc. *	41,358	2,588,390
Hologic, Inc. *	23,778	1,148,715
Humana, Inc.	44,155	12,990,401
Intuitive Surgical, Inc. *	5,313	2,937,823
Laboratory Corp. of America Holdings *	17,640	2,906,543
Magellan Health, Inc. *	18,158	1,178,454
McKesson Corp.	127,856	17,004,848
MEDNAX, Inc. *	48,931	1,074,525
Medtronic plc	207,489	22,595,552
Molina Healthcare, Inc. *	9,697	1,140,755
Patterson Cos., Inc.	63,733	1,091,746
Quest Diagnostics, Inc.	44,278	4,483,148
ResMed, Inc.	11,952	1,767,940
Steris plc	8,292	1,173,898
Stryker Corp.	27,930	6,040,421
Tenet Healthcare Corp. *	71,882	1,821,490
The Cooper Cos., Inc.	3,753	1,092,123
UnitedHealth Group, Inc.	160,954	40,673,076
Universal Health Services, Inc., Class B	24,549	3,374,506
Varian Medical Systems, Inc. *	13,386	1,617,163
WellCare Health Plans, Inc. *	7,912	2,346,699
Zimmer Biomet Holdings, Inc.	26,152	3,614,991
		290,266,775

Household & Personal Products 1.7%
Church & Dwight Co., Inc.	32,044	2,241,157
Colgate-Palmolive Co.	130,863	8,977,202
Coty, Inc., Class A	88,187	1,030,906
Herbalife Nutrition Ltd. *	24,455	1,092,405
Kimberly-Clark Corp.	55,809	7,415,900
Nu Skin Enterprises, Inc., Class A	23,749	1,058,730
The Clorox Co.	15,517	2,291,706
The Estee Lauder Cos., Inc., Class A	20,851	3,883,916
The Procter & Gamble Co.	474,865	59,125,441
		87,117,363

Insurance 3.8%
Aflac, Inc.	201,960	10,736,194
Alleghany Corp. *	2,827	2,200,226
American Financial Group, Inc.	15,346	1,596,598

3
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
American International Group, Inc.	696,930	36,909,413
Aon plc	41,206	7,959,351
Arch Capital Group Ltd. *	44,314	1,850,553
Arthur J. Gallagher & Co.	22,215	2,026,452
Assurant, Inc.	20,790	2,620,995
Assured Guaranty Ltd.	53,859	2,527,064
Athene Holding Ltd., Class A *	24,919	1,080,239
Axis Capital Holdings Ltd.	30,370	1,804,889
Chubb Ltd.	69,587	10,606,450
Cincinnati Financial Corp.	23,729	2,686,360
CNO Financial Group, Inc.	100,195	1,568,052
Everest Re Group Ltd.	13,473	3,463,774
Fidelity National Financial, Inc.	58,746	2,692,917
First American Financial Corp.	27,519	1,700,124
Genworth Financial, Inc., Class A *	405,995	1,737,659
Globe Life, Inc.	20,977	2,041,691
Lincoln National Corp.	67,407	3,807,147
Loews Corp.	97,467	4,775,883
Markel Corp. *	1,381	1,617,151
Marsh & McLennan Cos., Inc.	76,281	7,904,237
MetLife, Inc.	236,517	11,066,630
Old Republic International Corp.	74,215	1,657,963
Principal Financial Group, Inc.	69,910	3,731,796
Prudential Financial, Inc.	120,122	10,947,919
Reinsurance Group of America, Inc.	15,444	2,509,187
RenaissanceRe Holdings Ltd.	9,983	1,868,618
The Allstate Corp.	115,457	12,286,934
The Hanover Insurance Group, Inc.	8,881	1,169,716
The Hartford Financial Services Group, Inc.	107,866	6,156,991
The Progressive Corp.	80,093	5,582,482
The Travelers Cos., Inc.	137,849	18,066,490
Unum Group	76,533	2,107,719
W. R. Berkley Corp.	30,495	2,131,600
White Mountains Insurance Group Ltd.	1,494	1,600,074
Willis Towers Watson plc	12,050	2,252,145
		199,049,683

Materials 3.3%
Air Products & Chemicals, Inc.	26,916	5,740,106
Albemarle Corp.	24,096	1,463,591
Alcoa Corp. *	136,134	2,830,226
AptarGroup, Inc.	9,737	1,150,427
Ashland Global Holdings, Inc.	16,588	1,283,414
Avery Dennison Corp.	18,106	2,315,033
Ball Corp.	33,972	2,377,021
Berry Global Group, Inc. *	22,855	948,711
Celanese Corp.	26,713	3,236,280
CF Industries Holdings, Inc.	70,172	3,182,300
Commercial Metals Co.	90,610	1,751,491
Corteva, Inc. *	174,725	4,609,246
Crown Holdings, Inc. *	23,311	1,697,973
Domtar Corp.	45,898	1,670,228
Dow, Inc. *	186,775	9,430,270
DuPont de Nemours, Inc.	176,739	11,648,867
Eastman Chemical Co.	57,394	4,364,240
Ecolab, Inc.	32,077	6,161,029
FMC Corp.	14,192	1,298,568
Freeport-McMoRan, Inc.	463,403	4,550,617
Graphic Packaging Holding Co.	114,157	1,787,699
Huntsman Corp.	94,081	2,082,013
International Flavors & Fragrances, Inc.	12,906	1,574,661
International Paper Co.	150,281	6,564,274
Linde plc	74,044	14,686,627
LyondellBasell Industries N.V., Class A	211,282	18,951,995
Martin Marietta Materials, Inc.	9,198	2,409,048
Newmont Goldcorp Corp.	121,747	4,837,008
Security	Number of Shares	Value ($)
Nucor Corp.	128,106	6,898,508
Olin Corp.	57,279	1,050,497
Owens-Illinois, Inc.	88,774	754,579
Packaging Corp. of America	23,202	2,539,691
PPG Industries, Inc.	61,632	7,711,396
Reliance Steel & Aluminum Co.	37,675	4,371,807
RPM International, Inc.	24,583	1,780,547
Sealed Air Corp.	51,171	2,137,413
Sonoco Products Co.	27,612	1,593,212
Steel Dynamics, Inc.	78,878	2,394,736
The Mosaic Co.	218,269	4,339,188
The Sherwin-Williams Co.	8,925	5,107,956
United States Steel Corp. (b)	113,214	1,303,093
Vulcan Materials Co.	13,965	1,995,180
WestRock Co.	116,453	4,351,849
		172,932,615

Media & Entertainment 4.3%
Activision Blizzard, Inc.	123,565	6,923,347
Alphabet, Inc., Class A *	20,659	26,005,549
Alphabet, Inc., Class C *	21,007	26,471,131
Altice USA, Inc., Class A *	59,737	1,848,860
CBS Corp., Class B - Non Voting Shares	168,044	6,056,306
Charter Communications, Inc., Class A *	20,448	9,566,801
Cinemark Holdings, Inc.	28,314	1,036,292
Comcast Corp., Class A	990,970	44,415,275
Discovery, Inc., Class A *	40,771	1,098,982
Discovery, Inc., Class C *	90,650	2,288,006
DISH Network Corp., Class A *	60,477	2,079,199
Electronic Arts, Inc. *	29,250	2,819,700
Facebook, Inc., Class A *	85,513	16,388,567
Fox Corp., Class A	74,111	2,374,517
Fox Corp., Class B *	35,424	1,106,646
IAC/InterActiveCorp *	5,352	1,216,242
Liberty Global plc, Class A *	87,184	2,192,678
Liberty Global plc, Class C *	221,801	5,294,390
Liberty Media Corp. - Liberty SiriusXM, Class A *	37,989	1,706,086
Liberty Media Corp. - Liberty SiriusXM, Class C *	73,958	3,342,162
Netflix, Inc. *	3,096	889,821
News Corp., Class A	145,623	1,996,491
News Corp., Class B	46,402	655,196
Omnicom Group, Inc.	50,655	3,910,060
The Interpublic Group of Cos., Inc.	87,460	1,902,255
The Walt Disney Co.	358,973	46,637,772
Viacom, Inc., Class B	302,857	6,529,597
		226,751,928

Pharmaceuticals, Biotechnology & Life Sciences 5.8%
AbbVie, Inc.	258,765	20,584,756
Agilent Technologies, Inc.	33,754	2,556,866
Alexion Pharmaceuticals, Inc. *	14,546	1,533,148
Allergan plc	46,765	8,235,784
Amgen, Inc.	113,534	24,211,126
Biogen, Inc. *	27,635	8,254,851
Bristol-Myers Squibb Co.	243,060	13,944,352
Celgene Corp. *	102,947	11,121,364
Eli Lilly & Co.	93,851	10,694,322
Gilead Sciences, Inc.	429,775	27,380,965
Illumina, Inc. *	3,945	1,165,826
IQVIA Holdings, Inc. *	17,584	2,539,481
Johnson & Johnson	431,048	56,915,578
Mallinckrodt plc *(b)	195,546	617,925
Merck & Co., Inc.	470,401	40,764,951
Mettler-Toledo International, Inc. *	2,365	1,667,183

4
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Mylan N.V. *	152,836	2,926,809
Perrigo Co., plc	26,138	1,385,837
Pfizer, Inc.	1,356,867	52,062,987
Regeneron Pharmaceuticals, Inc. *	5,118	1,567,541
Thermo Fisher Scientific, Inc.	29,613	8,942,534
United Therapeutics Corp. *	17,457	1,568,337
Waters Corp. *	7,628	1,614,237
Zoetis, Inc.	22,927	2,932,822
		305,189,582

Real Estate 1.7%
Alexandria Real Estate Equities, Inc.	7,258	1,152,207
American Tower Corp.	22,155	4,831,562
AvalonBay Communities, Inc.	12,270	2,670,688
Boston Properties, Inc.	22,897	3,141,468
Brixmor Property Group, Inc.	71,102	1,565,666
Camden Property Trust	10,768	1,231,536
CBRE Group, Inc., Class A *	47,440	2,540,412
CoreCivic, Inc.	73,462	1,121,030
Crown Castle International Corp.	32,043	4,447,248
Digital Realty Trust, Inc.	18,519	2,352,654
Duke Realty Corp.	38,115	1,339,361
Equinix, Inc.	5,168	2,929,119
Equity Residential	42,827	3,797,042
Essex Property Trust, Inc.	4,879	1,596,067
HCP, Inc.	75,108	2,825,563
Host Hotels & Resorts, Inc.	212,463	3,482,269
Iron Mountain, Inc.	72,890	2,390,792
Jones Lang LaSalle, Inc.	12,547	1,838,386
Kimco Realty Corp.	70,723	1,524,788
Lamar Advertising Co., Class A	13,164	1,053,252
Mid-America Apartment Communities, Inc.	10,636	1,478,298
Outfront Media, Inc.	46,289	1,217,864
Park Hotels & Resorts, Inc.	56,387	1,310,998
Prologis, Inc.	40,158	3,524,266
Public Storage	11,434	2,548,181
Realogy Holdings Corp.	169,742	1,337,567
Realty Income Corp.	18,792	1,536,998
Senior Housing Properties Trust	118,644	1,177,542
Service Properties Trust	61,819	1,564,021
Simon Property Group, Inc.	34,860	5,252,705
SL Green Realty Corp.	17,427	1,456,897
The Macerich Co.	35,170	967,175
UDR, Inc.	24,977	1,255,094
Ventas, Inc.	57,286	3,729,319
VEREIT, Inc.	178,398	1,755,436
Vornado Realty Trust	27,015	1,772,994
Welltower, Inc.	58,826	5,334,930
Weyerhaeuser Co.	170,755	4,987,754
WP Carey, Inc.	13,082	1,204,329
		91,243,478

Retailing 5.2%
Aaron's, Inc.	19,828	1,485,712
Abercrombie & Fitch Co., Class A	69,064	1,118,146
Advance Auto Parts, Inc.	14,500	2,355,960
Amazon.com, Inc. *	9,078	16,128,520
American Eagle Outfitters, Inc.	82,687	1,271,726
AutoNation, Inc. *	43,623	2,218,230
AutoZone, Inc. *	2,340	2,677,849
Bed Bath & Beyond, Inc. (b)	463,554	6,350,690
Best Buy Co., Inc.	123,019	8,836,455
Big Lots, Inc.	57,766	1,251,789
Booking Holdings, Inc. *	4,370	8,953,125
CarMax, Inc. *	49,754	4,635,580
Security	Number of Shares	Value ($)
Chico's FAS, Inc.	273,989	942,522
Core-Mark Holding Co., Inc.	57,642	1,759,234
Designer Brands, Inc.	51,945	857,093
Dick's Sporting Goods, Inc.	55,187	2,148,430
Dillard's, Inc., Class A (b)	18,769	1,294,686
Dollar General Corp.	68,571	10,994,674
Dollar Tree, Inc. *	45,341	5,005,646
eBay, Inc.	187,732	6,617,553
Expedia Group, Inc.	16,037	2,191,616
Foot Locker, Inc.	67,890	2,953,894
GameStop Corp., Class A (b)	395,975	2,154,104
Genuine Parts Co.	42,700	4,380,166
Group 1 Automotive, Inc.	19,690	1,957,974
Kohl's Corp.	136,022	6,972,488
L Brands, Inc.	151,241	2,577,147
Lithia Motors, Inc., Class A	10,801	1,700,941
LKQ Corp. *	80,086	2,722,123
Lowe's Cos., Inc.	211,645	23,621,698
Macy's, Inc.	321,541	4,874,562
Murphy USA, Inc. *	28,025	3,304,988
Nordstrom, Inc.	79,769	2,863,707
O'Reilly Automotive, Inc. *	12,673	5,519,218
Office Depot, Inc.	896,215	1,846,203
Penske Automotive Group, Inc.	23,821	1,160,559
Qurate Retail, Inc. Class A *	288,161	2,749,056
Ross Stores, Inc.	51,929	5,695,053
Sally Beauty Holdings, Inc. *	73,644	1,141,482
Signet Jewelers Ltd.	111,082	1,781,755
Target Corp.	276,932	29,606,800
The Gap, Inc.	175,212	2,848,947
The Home Depot, Inc.	193,369	45,360,500
The TJX Cos., Inc.	259,355	14,951,816
Tiffany & Co.	27,321	3,401,738
Tractor Supply Co.	28,066	2,666,831
Ulta Salon, Cosmetics & Fragrance, Inc. *	5,188	1,209,582
Urban Outfitters, Inc. *	44,553	1,278,671
Williams-Sonoma, Inc.	32,701	2,184,100
		272,581,339

Semiconductors & Semiconductor Equipment 3.5%
Analog Devices, Inc.	29,959	3,194,528
Applied Materials, Inc.	173,957	9,438,907
Broadcom, Inc.	19,191	5,620,084
First Solar, Inc. *	22,014	1,140,105
Intel Corp.	1,135,116	64,168,107
KLA Corp.	25,176	4,255,751
Lam Research Corp.	19,669	5,331,086
Marvell Technology Group Ltd.	82,976	2,023,785
Maxim Integrated Products, Inc.	39,941	2,342,939
Microchip Technology, Inc.	22,781	2,148,020
Micron Technology, Inc. *	201,950	9,602,722
NVIDIA Corp.	29,929	6,016,328
NXP Semiconductors N.V.	41,389	4,705,102
ON Semiconductor Corp. *	66,651	1,359,680
Qorvo, Inc. *	27,459	2,220,335
QUALCOMM, Inc.	441,144	35,485,623
Skyworks Solutions, Inc.	37,043	3,373,136
Texas Instruments, Inc.	145,702	17,191,379
Xilinx, Inc.	25,671	2,329,387
		181,947,004

Software & Services 6.2%
Accenture plc, Class A	74,722	13,854,953
Adobe, Inc. *	13,509	3,754,556
Akamai Technologies, Inc. *	22,484	1,944,866
Alliance Data Systems Corp.	17,051	1,705,100

5
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Amdocs Ltd.	39,378	2,567,446
ANSYS, Inc. *	6,002	1,321,340
Autodesk, Inc. *	7,598	1,119,641
Automatic Data Processing, Inc.	40,086	6,503,152
Booz Allen Hamilton Holding Corp.	24,075	1,694,158
Broadridge Financial Solutions, Inc.	13,171	1,649,273
CACI International, Inc., Class A *	5,648	1,263,740
Cadence Design Systems, Inc. *	18,522	1,210,413
CDK Global, Inc.	21,006	1,061,643
Check Point Software Technologies Ltd. *	15,072	1,694,244
Citrix Systems, Inc.	21,520	2,342,667
Cognizant Technology Solutions Corp., Class A	103,029	6,278,587
Conduent, Inc. *	157,971	976,261
DXC Technology Co.	81,512	2,255,437
Fidelity National Information Services, Inc.	45,078	5,939,477
Fiserv, Inc. *	72,140	7,656,940
FleetCor Technologies, Inc. *	4,556	1,340,466
Global Payments, Inc.	23,409	3,960,335
International Business Machines Corp.	400,677	53,582,535
Intuit, Inc.	18,493	4,761,947
Jack Henry & Associates, Inc.	8,263	1,169,710
Leidos Holdings, Inc.	33,166	2,859,904
Mastercard, Inc., Class A	47,323	13,099,480
Microsoft Corp.	720,553	103,305,684
Oracle Corp.	559,568	30,490,860
Paychex, Inc.	35,681	2,984,359
PayPal Holdings, Inc. *	42,815	4,457,041
Perspecta, Inc.	34,765	922,663
Sabre Corp.	45,137	1,059,817
salesforce.com, Inc. *	10,627	1,663,019
Symantec Corp.	197,379	4,516,032
Synopsys, Inc. *	10,259	1,392,659
Teradata Corp. *	43,407	1,299,171
The Western Union Co.	150,792	3,778,848
VeriSign, Inc. *	5,735	1,089,765
Visa, Inc., Class A	101,023	18,068,974
		322,597,163

Technology Hardware & Equipment 7.8%
Amphenol Corp., Class A	34,782	3,489,678
Anixter International, Inc. *	19,581	1,620,328
Apple, Inc.	1,036,086	257,736,753
Arrow Electronics, Inc. *	60,112	4,765,679
Avnet, Inc.	128,482	5,082,748
CDW Corp.	19,879	2,542,723
Cisco Systems, Inc.	786,448	37,364,144
CommScope Holding Co., Inc. *	86,848	972,698
Corning, Inc.	336,397	9,967,443
Dell Technologies, Inc., Class C *	17,034	900,928
F5 Networks, Inc. *	13,377	1,927,358
Flex Ltd. *	349,743	4,109,480
FLIR Systems, Inc.	21,737	1,120,760
Hewlett Packard Enterprise Co.	815,971	13,390,084
HP, Inc.	381,871	6,633,099
Jabil, Inc.	116,975	4,307,019
Juniper Networks, Inc.	154,519	3,835,162
Keysight Technologies, Inc. *	13,980	1,410,722
Motorola Solutions, Inc.	39,403	6,553,507
NCR Corp. *	44,099	1,288,132
NetApp, Inc.	69,143	3,863,711
Sanmina Corp. *	53,071	1,630,872
Seagate Technology plc	166,192	9,644,122
SYNNEX Corp.	24,516	2,886,514
TE Connectivity Ltd.	69,344	6,206,288
Tech Data Corp. *	36,205	4,398,907
Trimble, Inc. *	29,921	1,192,053
Security	Number of Shares	Value ($)
Western Digital Corp.	139,487	7,204,504
Xerox Holdings Corp.	99,699	3,382,787
		409,428,203

Telecommunication Services 3.9%
AT&T, Inc.	2,855,003	109,889,065
CenturyLink, Inc.	882,037	11,413,559
Frontier Communications Corp. *(b)	1,860,042	1,692,638
Sprint Corp. *	269,156	1,671,459
T-Mobile US, Inc. *	55,064	4,551,590
Telephone & Data Systems, Inc.	58,399	1,523,630
Verizon Communications, Inc.	1,221,338	73,854,309
		204,596,250

Transportation 2.1%
American Airlines Group, Inc.	148,487	4,463,519
Avis Budget Group, Inc. *	93,152	2,767,546
C.H. Robinson Worldwide, Inc.	43,102	3,260,235
CSX Corp.	133,272	9,365,024
Delta Air Lines, Inc.	54,441	2,998,610
Expeditors International of Washington, Inc.	46,047	3,358,668
FedEx Corp.	96,586	14,744,819
Hertz Global Holdings, Inc. *	186,186	2,515,373
JB Hunt Transport Services, Inc.	19,503	2,292,773
Kansas City Southern	19,008	2,675,946
Kirby Corp. *	14,640	1,158,902
Knight-Swift Transportation Holdings, Inc.	31,369	1,143,714
Landstar System, Inc.	10,314	1,167,029
Macquarie Infrastructure Corp.	28,200	1,216,548
Norfolk Southern Corp.	50,241	9,143,862
Old Dominion Freight Line, Inc.	8,765	1,595,931
Ryder System, Inc.	45,007	2,188,691
Southwest Airlines Co.	45,763	2,568,677
Union Pacific Corp.	144,919	23,978,298
United Airlines Holdings, Inc. *	25,648	2,329,864
United Parcel Service, Inc., Class B	110,345	12,708,434
XPO Logistics, Inc. *	21,298	1,627,167
		109,269,630

Utilities 3.6%
AES Corp.	335,076	5,713,046
Alliant Energy Corp.	39,919	2,129,279
Ameren Corp.	51,361	3,990,750
American Electric Power Co., Inc.	106,914	10,091,613
American Water Works Co., Inc.	22,544	2,778,999
Atmos Energy Corp.	16,420	1,846,922
CenterPoint Energy, Inc.	122,767	3,568,837
CMS Energy Corp.	56,423	3,606,558
Consolidated Edison, Inc.	80,701	7,442,246
Dominion Energy, Inc.	128,841	10,635,825
DTE Energy Co.	38,970	4,961,660
Duke Energy Corp.	188,689	17,785,825
Edison International	98,346	6,185,963
Entergy Corp.	51,067	6,203,619
Eversource Energy	62,917	5,268,670
Exelon Corp.	287,639	13,084,698
FirstEnergy Corp.	81,698	3,947,647
NextEra Energy, Inc.	62,107	14,802,582
NiSource, Inc.	63,775	1,788,251
NRG Energy, Inc.	43,461	1,743,655
OGE Energy Corp.	39,272	1,691,052
PG&E Corp. *	511,111	3,153,555
Pinnacle West Capital Corp.	26,261	2,471,685
Portland General Electric Co.	20,528	1,167,633

6
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
PPL Corp.	218,737	7,325,502
Public Service Enterprise Group, Inc.	118,299	7,489,510
Sempra Energy	45,710	6,605,552
The Southern Co.	240,885	15,093,854
UGI Corp.	43,846	2,090,139
Vistra Energy Corp.	107,382	2,902,536
WEC Energy Group, Inc.	47,830	4,515,152
Xcel Energy, Inc.	104,669	6,647,528
		188,730,343
Total Common Stock
(Cost $3,386,667,826)		5,222,356,553

Other Investment Companies 0.4% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.75% (c)	4,152,873	4,152,873

Securities Lending Collateral 0.3%
Wells Fargo Government Money Market Fund, Select Class 1.75% (c)	14,746,015	14,746,015
Total Other Investment Companies
(Cost $18,898,888)		18,898,888

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/20/19	93	14,116,470	328,686
*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $13,611,262.
(c)	The rate shown is the 7-day yield.
7
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 1.5%
American Axle & Manufacturing Holdings, Inc. *	375,634	3,140,300
Cooper-Standard Holding, Inc. *	74,983	2,388,958
Delphi Technologies plc	273,687	3,341,718
Dorman Products, Inc. *	21,782	1,567,215
Garrett Motion, Inc. *	109,651	1,041,685
Gentherm, Inc. *	35,172	1,469,135
LCI Industries	34,345	3,335,587
Modine Manufacturing Co. *	98,824	1,129,558
Standard Motor Products, Inc.	32,953	1,725,419
Stoneridge, Inc. *	20,476	632,299
Superior Industries International, Inc.	259,937	675,836
Tenneco, Inc., Class A	279,301	3,516,400
Tesla, Inc. *	5,208	1,640,103
Veoneer, Inc. *	85,036	1,353,773
Winnebago Industries, Inc.	46,428	2,231,794
		29,189,780

Banks 7.3%
Associated Banc-Corp.	121,117	2,435,663
Atlantic Union Bankshares Corp.	28,045	1,033,739
BancorpSouth Bank	51,881	1,591,190
Bank of Hawaii Corp.	29,072	2,538,276
Bank OZK	62,693	1,759,166
BankUnited, Inc.	83,383	2,860,037
Banner Corp.	16,080	867,998
BOK Financial Corp.	21,916	1,690,819
Boston Private Financial Holdings, Inc.	56,719	638,089
Capitol Federal Financial, Inc.	108,259	1,544,856
Cathay General Bancorp	42,858	1,524,459
Central Pacific Financial Corp.	30,280	875,698
Columbia Banking System, Inc.	38,402	1,509,199
Commerce Bancshares, Inc.	47,348	3,047,317
Community Bank System, Inc.	20,365	1,380,340
Cullen/Frost Bankers, Inc.	30,812	2,775,545
CVB Financial Corp.	44,250	919,515
East West Bancorp, Inc.	91,456	3,925,291
Essent Group Ltd.	25,270	1,316,314
F.N.B. Corp.	215,561	2,599,666
First BanCorp	110,145	1,158,725
First Citizens BancShares, Inc., Class A	3,720	1,829,942
First Commonwealth Financial Corp.	67,936	957,218
First Financial Bancorp	39,801	932,935
First Financial Bankshares, Inc.	33,091	1,101,268
First Hawaiian, Inc.	62,060	1,696,100
First Horizon National Corp.	146,514	2,339,829
First Midwest Bancorp, Inc.	51,692	1,061,754
Fulton Financial Corp.	147,179	2,510,874
Glacier Bancorp, Inc.	37,784	1,599,019
Great Western Bancorp, Inc.	40,021	1,395,532
Hancock Whitney Corp.	62,074	2,420,886
Hilltop Holdings, Inc.	38,563	900,832
Home BancShares, Inc.	70,501	1,302,858
Hope Bancorp, Inc.	84,985	1,212,736
Security	Number of Shares	Value ($)
IBERIABANK Corp.	22,622	1,660,229
Independent Bank Corp.	8,266	678,473
International Bancshares Corp.	39,980	1,637,581
Investors Bancorp, Inc.	151,273	1,822,840
LegacyTexas Financial Group, Inc.	15,244	648,480
MGIC Investment Corp.	222,370	3,048,693
National Bank Holdings Corp., Class A	23,071	793,642
NBT Bancorp, Inc.	29,376	1,167,696
Northwest Bancshares, Inc.	70,882	1,195,779
Ocwen Financial Corp. *	895,729	1,513,782
OFG Bancorp	34,664	704,026
Old National Bancorp	92,174	1,658,671
PacWest Bancorp	98,573	3,646,215
Park National Corp.	10,653	1,078,616
Pinnacle Financial Partners, Inc.	14,420	848,184
Popular, Inc.	67,962	3,701,211
Prosperity Bancshares, Inc.	37,354	2,578,173
Provident Financial Services, Inc.	39,367	982,207
Radian Group, Inc.	134,907	3,386,166
Signature Bank	22,015	2,604,815
Simmons First National Corp., Class A	26,583	635,865
South State Corp.	16,154	1,273,904
Sterling Bancorp	38,259	751,789
SVB Financial Group *	17,576	3,892,732
Synovus Financial Corp.	104,661	3,544,868
TCF Financial Corp.	102,957	4,076,068
Texas Capital Bancshares, Inc. *	24,565	1,327,984
The Bank of N.T. Butterfield & Son Ltd.	31,428	1,035,553
Trustmark Corp.	47,465	1,628,999
UMB Financial Corp.	23,949	1,562,912
Umpqua Holdings Corp.	177,468	2,807,544
United Bankshares, Inc.	52,837	2,089,175
United Community Banks, Inc.	37,023	1,118,465
Valley National Bancorp	202,685	2,347,092
Walker & Dunlop, Inc.	24,314	1,531,539
Washington Federal, Inc.	83,936	3,060,307
Webster Financial Corp.	51,481	2,270,312
WesBanco, Inc.	23,850	896,521
Westamerica Bancorp	14,844	980,001
Western Alliance Bancorp	30,553	1,507,179
Wintrust Financial Corp.	27,961	1,784,471
Zions Bancorp NA	89,623	4,344,027
		139,076,471

Capital Goods 12.5%
AAON, Inc.	21,294	1,036,166
AAR Corp.	69,265	2,891,814
Actuant Corp., Class A	96,567	2,391,965
Aegion Corp. *	86,851	1,882,061
Air Lease Corp.	78,464	3,450,847
Aircastle Ltd.	94,497	2,572,208
Alamo Group, Inc.	12,151	1,300,886
Albany International Corp., Class A	15,807	1,327,472
Allegion plc	30,075	3,489,903
Altra Industrial Motion Corp.	36,862	1,135,350
American Woodmark Corp. *	14,779	1,465,486
Apogee Enterprises, Inc.	46,645	1,751,053
Applied Industrial Technologies, Inc.	66,519	3,980,497

8
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Arcosa, Inc.	112,177	4,308,719
Argan, Inc.	15,164	573,957
Armstrong World Industries, Inc.	28,525	2,667,943
Astec Industries, Inc.	57,840	2,029,606
Atkore International Group, Inc. *	58,972	2,046,328
AZZ, Inc.	35,812	1,389,147
Barnes Group, Inc.	48,322	2,824,421
Beacon Roofing Supply, Inc. *	99,170	3,078,237
BMC Stock Holdings, Inc. *	102,586	2,768,796
Briggs & Stratton Corp.	230,760	1,700,701
Builders FirstSource, Inc. *	99,373	2,246,824
BWX Technologies, Inc.	61,940	3,598,714
Caesarstone Ltd.	39,290	663,608
Chart Industries, Inc. *	18,599	1,090,459
Colfax Corp. *	149,973	5,039,093
Comfort Systems USA, Inc.	40,829	2,058,190
Continental Building Products, Inc. *	26,291	786,364
Crane Co.	43,207	3,306,200
Cubic Corp.	22,713	1,674,857
Curtiss-Wright Corp.	35,843	4,847,766
DXP Enterprises, Inc. *	29,050	1,002,806
Dycom Industries, Inc. *	54,754	2,496,235
Encore Wire Corp.	38,416	2,158,979
EnPro Industries, Inc.	19,766	1,374,725
ESCO Technologies, Inc.	15,584	1,316,692
Federal Signal Corp.	55,881	1,812,780
Franklin Electric Co., Inc.	41,573	2,238,706
Gardner Denver Holdings, Inc. *	24,388	776,270
Generac Holdings, Inc. *	53,511	5,168,092
Gibraltar Industries, Inc. *	28,602	1,522,484
GMS, Inc. *	65,743	1,969,660
Graco, Inc.	85,595	3,868,894
Granite Construction, Inc.	73,405	1,727,954
Griffon Corp.	92,198	1,964,739
H&E Equipment Services, Inc.	70,956	2,408,247
Harsco Corp. *	76,071	1,541,959
HEICO Corp.	7,220	890,515
HEICO Corp., Class A	14,452	1,376,842
Herc Holdings, Inc. *	39,636	1,754,289
Hillenbrand, Inc.	68,418	2,106,590
Hyster-Yale Materials Handling, Inc.	27,370	1,388,206
Insteel Industries, Inc.	30,126	574,503
ITT, Inc.	76,846	4,568,495
JELD-WEN Holding, Inc. *	56,981	973,805
John Bean Technologies Corp.	11,542	1,186,171
Kaman Corp.	29,017	1,702,427
Kennametal, Inc.	95,708	2,962,163
Lennox International, Inc.	16,641	4,116,318
Lindsay Corp.	14,634	1,381,596
Lydall, Inc. *	29,220	571,835
Masonite International Corp. *	45,110	2,770,205
MasTec, Inc. *	79,132	4,980,568
Meritor, Inc. *	66,388	1,462,528
Milacron Holdings Corp. *	86,466	1,445,712
Moog, Inc., Class A	44,269	3,705,758
MRC Global, Inc. *	216,030	2,454,101
Mueller Industries, Inc.	144,446	4,444,603
Mueller Water Products, Inc., Class A	146,687	1,716,238
MYR Group, Inc. *	47,417	1,631,619
National Presto Industries, Inc.	7,614	655,489
NOW, Inc. *	301,178	3,174,416
nVent Electric plc	130,918	3,018,969
Patrick Industries, Inc. *	19,295	953,366
Primoris Services Corp.	91,386	1,867,930
Proto Labs, Inc. *	5,539	537,117
Quanex Building Products Corp.	64,678	1,247,639
Raven Industries, Inc.	28,965	1,010,299
RBC Bearings, Inc. *	8,412	1,349,621
Security	Number of Shares	Value ($)
Rexnord Corp. *	93,059	2,632,639
Rush Enterprises, Inc., Class A	78,253	3,418,874
Simpson Manufacturing Co., Inc.	33,721	2,786,703
SiteOne Landscape Supply, Inc. *	11,942	1,051,613
SPX FLOW, Inc. *	59,024	2,672,607
Standex International Corp.	15,811	1,198,158
Teledyne Technologies, Inc. *	16,879	5,563,318
Tennant Co.	20,259	1,568,654
Textainer Group Holdings Ltd. *	99,033	1,024,992
The Greenbrier Cos., Inc.	108,335	3,173,132
The Manitowoc Co., Inc. *	37,988	484,727
The Middleby Corp. *	28,149	3,404,622
Titan International, Inc.	204,268	545,396
Titan Machinery, Inc. *	65,495	1,087,217
Trex Co., Inc. *	16,560	1,455,458
TriMas Corp. *	37,832	1,222,730
Triton International Ltd.	55,665	2,042,905
Triumph Group, Inc.	98,748	2,050,996
Tutor Perini Corp. *	218,006	3,372,553
Univar Solutions, Inc. *	183,808	3,944,520
Universal Forest Products, Inc.	124,976	6,293,791
Vectrus, Inc. *	18,015	823,466
Veritiv Corp. *	99,913	1,362,813
Wabash National Corp.	181,346	2,585,994
Watts Water Technologies, Inc., Class A	21,463	2,001,425
Welbilt, Inc. *	85,867	1,628,038
Woodward, Inc.	37,140	3,961,352
		238,063,486

Commercial & Professional Services 5.4%
ACCO Brands Corp.	229,877	2,103,375
Advanced Disposal Services, Inc. *	57,635	1,889,275
ASGN, Inc. *	46,970	2,986,822
Brady Corp., Class A	39,877	2,246,670
CBIZ, Inc. *	46,330	1,268,052
Cimpress N.V. *	10,256	1,355,023
Clean Harbors, Inc. *	55,676	4,591,043
Copart, Inc. *	59,752	4,937,905
CoStar Group, Inc. *	3,479	1,911,780
Covanta Holding Corp.	162,904	2,352,334
Deluxe Corp.	92,832	4,811,483
Exponent, Inc.	16,966	1,077,850
FTI Consulting, Inc. *	34,579	3,764,616
Healthcare Services Group, Inc.	74,883	1,824,150
Herman Miller, Inc.	77,841	3,619,606
HNI Corp.	81,936	3,113,568
Huron Consulting Group, Inc. *	23,505	1,554,621
ICF International, Inc.	18,803	1,611,229
InnerWorkings, Inc. *	132,093	640,651
Insperity, Inc.	11,446	1,209,041
Interface, Inc.	105,336	1,751,738
Kelly Services, Inc., Class A	168,428	4,043,956
Kforce, Inc.	40,147	1,642,414
Knoll, Inc.	68,434	1,829,925
Korn Ferry	46,835	1,718,376
Matthews International Corp., Class A	42,789	1,582,337
McGrath RentCorp	23,149	1,766,500
Mobile Mini, Inc.	39,033	1,468,421
MSA Safety, Inc.	17,412	2,090,659
Quad Graphics, Inc.	166,978	756,410
Resources Connection, Inc.	54,014	791,305
Rollins, Inc.	46,273	1,763,464
RR Donnelley & Sons Co.	801,477	3,494,440
SP Plus Corp. *	39,827	1,759,159
Steelcase, Inc., Class A	184,182	3,217,660
Stericycle, Inc. *	85,768	4,940,237
Team, Inc. *	61,303	1,113,262

9
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Tetra Tech, Inc.	46,487	4,066,218
The Brink's Co.	30,233	2,568,596
TransUnion	44,365	3,665,436
TrueBlue, Inc. *	105,719	2,420,965
UniFirst Corp.	15,858	3,184,921
US Ecology, Inc.	10,549	656,464
Viad Corp.	25,321	1,545,087
		102,707,044

Consumer Durables & Apparel 4.0%
Acushnet Holdings Corp.	29,123	828,549
American Outdoor Brands Corp. *	162,372	1,149,594
Beazer Homes USA, Inc. *	68,010	1,020,830
Callaway Golf Co.	79,524	1,607,975
Cavco Industries, Inc. *	5,966	1,143,384
Columbia Sportswear Co.	20,107	1,818,678
Crocs, Inc. *	40,574	1,419,684
Deckers Outdoor Corp. *	28,760	4,397,404
Ethan Allen Interiors, Inc.	68,790	1,355,851
G-III Apparel Group Ltd. *	93,053	2,336,561
Helen of Troy Ltd. *	22,845	3,421,267
iRobot Corp. *(a)	13,895	667,794
KB Home	96,460	3,442,657
La-Z-Boy, Inc.	90,899	3,227,823
M.D.C. Holdings, Inc.	69,274	2,681,597
M/I Homes, Inc. *	48,114	2,125,677
Meritage Homes Corp. *	59,742	4,306,801
Movado Group, Inc.	29,172	759,931
Oxford Industries, Inc.	22,335	1,537,988
Skechers U.S.A., Inc., Class A *	136,487	5,100,519
Steven Madden Ltd.	111,610	4,596,100
Sturm, Ruger & Co., Inc.	36,040	1,649,190
Taylor Morrison Home Corp. *	193,112	4,837,456
Tempur Sealy International, Inc. *	39,481	3,590,797
TopBuild Corp. *	36,194	3,761,642
TRI Pointe Group, Inc. *	203,036	3,195,787
Tupperware Brands Corp.	176,542	1,700,099
Unifi, Inc. *	42,369	1,156,674
Universal Electronics, Inc. *	25,965	1,353,296
Vista Outdoor, Inc. *	353,663	2,369,542
William Lyon Homes, Class A *	42,806	828,296
Wolverine World Wide, Inc.	98,603	2,926,537
		76,315,980

Consumer Services 5.0%
Adtalem Global Education, Inc. *	77,624	2,311,643
American Public Education, Inc. *	31,203	677,729
Arcos Dorados Holdings, Inc., Class A	182,732	1,365,008
BJ's Restaurants, Inc.	34,420	1,362,688
Bloomin' Brands, Inc.	159,389	3,157,496
Boyd Gaming Corp.	85,348	2,325,733
Bright Horizons Family Solutions, Inc. *	19,914	2,957,627
Brinker International, Inc.	102,172	4,541,545
Caesars Entertainment Corp. *	128,939	1,583,371
Career Education Corp. *	56,206	795,877
Choice Hotels International, Inc.	15,104	1,336,402
Churchill Downs, Inc.	20,025	2,603,050
Cracker Barrel Old Country Store, Inc.	20,567	3,198,168
Dave & Buster's Entertainment, Inc.	29,518	1,174,226
Denny's Corp. *	31,078	625,289
Dine Brands Global, Inc.	17,307	1,266,007
Dunkin' Brands Group, Inc.	41,423	3,256,676
Eldorado Resorts, Inc. *	13,975	625,661
Extended Stay America, Inc.	242,284	3,442,856
frontdoor, Inc. *	32,642	1,574,324
Graham Holdings Co., Class B	5,263	3,313,901
Security	Number of Shares	Value ($)
Grand Canyon Education, Inc. *	17,676	1,625,485
Hilton Grand Vacations, Inc. *	61,095	2,121,829
Houghton Mifflin Harcourt Co. *	262,648	1,696,706
Hyatt Hotels Corp., Class A	50,152	3,748,360
International Game Technology plc	268,287	3,552,120
Jack in the Box, Inc.	42,178	3,543,796
K12, Inc. *	55,602	1,100,364
Laureate Education, Inc., Class A *	90,152	1,393,299
Marriott Vacations Worldwide Corp.	36,860	4,052,020
Papa John's International, Inc. (a)	13,779	806,760
Penn National Gaming, Inc. *	143,757	3,064,180
Red Rock Resorts, Inc., Class A	64,095	1,395,989
Regis Corp. *	98,868	2,036,681
Scientific Games Corp., Class A *	48,283	1,158,309
SeaWorld Entertainment, Inc. *	52,617	1,390,141
ServiceMaster Global Holdings, Inc. *	41,673	1,682,756
Strategic Education, Inc.	9,188	1,130,400
Texas Roadhouse, Inc.	55,210	3,119,365
The Cheesecake Factory, Inc.	85,645	3,579,105
Vail Resorts, Inc.	14,738	3,424,669
WW International, Inc. *	40,878	1,425,416
Wyndham Hotels & Resorts, Inc.	77,017	4,156,607
		94,699,634

Diversified Financials 4.2%
Apollo Commercial Real Estate Finance, Inc.	39,170	716,811
Artisan Partners Asset Management, Inc., Class A	41,580	1,137,213
AXA Equitable Holdings, Inc.	123,563	2,668,961
BGC Partners, Inc., Class A	237,780	1,236,456
Blackstone Mortgage Trust, Inc., Class A	39,445	1,431,854
Cannae Holdings, Inc. *	117,653	3,435,468
Capstead Mortgage Corp.	141,771	1,095,890
Cboe Global Markets, Inc.	34,978	4,027,717
Chimera Investment Corp.	212,744	4,310,193
Cohen & Steers, Inc.	18,753	1,227,196
Credit Acceptance Corp. *	4,974	2,177,667
Donnelley Financial Solutions, Inc. *	80,789	912,916
E*TRADE Financial Corp.	88,671	3,705,561
Eaton Vance Corp.	103,712	4,729,267
Encore Capital Group, Inc. *	26,450	877,876
Enova International, Inc. *	45,506	1,068,936
Evercore, Inc., Class A	40,658	2,994,055
Federated Investors, Inc., Class B	116,112	3,708,617
FGL Holdings	77,811	702,633
FirstCash, Inc.	20,442	1,725,100
Green Dot Corp., Class A *	19,568	564,341
Greenhill & Co., Inc.	63,142	1,022,900
Houlihan Lokey, Inc.	14,094	666,082
Invesco Mortgage Capital, Inc.	120,041	1,889,445
Ladder Capital Corp.	65,740	1,135,330
MarketAxess Holdings, Inc.	5,774	2,128,239
MFA Financial, Inc.	345,167	2,619,818
Moelis & Co., Class A	21,438	764,908
Morningstar, Inc.	9,194	1,487,957
Nelnet, Inc., Class A	25,141	1,540,389
New York Mortgage Trust, Inc.	193,121	1,208,938
OneMain Holdings, Inc.	106,614	4,264,560
PennyMac Mortgage Investment Trust	88,843	2,033,616
Piper Jaffray Cos.	13,283	1,043,247
PRA Group, Inc. *	66,596	2,259,602
Redwood Trust, Inc.	84,247	1,376,596
SLM Corp.	429,289	3,623,199
Stifel Financial Corp.	33,122	1,854,170
Two Harbors Investment Corp.	207,467	2,877,567

10
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
WisdomTree Investments, Inc.	115,629	590,864
World Acceptance Corp. *	12,510	1,298,663
		80,140,818

Energy 3.9%
Apergy Corp. *	54,654	1,375,641
Arch Coal, Inc., Class A	20,454	1,613,616
Archrock, Inc.	194,106	1,871,182
Basic Energy Services, Inc. *	323,350	184,309
Cheniere Energy, Inc. *	10,164	625,594
Chesapeake Energy Corp. *(a)	693,288	929,006
Cimarex Energy Co.	50,927	2,150,138
CNX Resources Corp. *	351,451	2,962,732
CONSOL Energy, Inc. *	55,001	727,663
Continental Resources, Inc. *	54,902	1,617,962
Core Laboratories N.V.	40,536	1,785,205
Cosan Ltd., Class A *	301,816	5,076,545
CVR Energy, Inc.	40,510	1,920,984
Delek US Holdings, Inc.	102,032	4,076,178
Denbury Resources, Inc. *	515,998	515,018
Diamond Offshore Drilling, Inc. *(a)	407,354	2,154,903
Diamondback Energy, Inc.	12,952	1,110,763
Dril-Quip, Inc. *	65,237	2,676,022
EQT Corp.	236,255	2,537,379
Equitrans Midstream Corp.	140,345	1,953,602
Exterran Corp. *	98,214	1,244,371
Frank's International N.V. *	154,024	754,718
Green Plains, Inc.	232,012	2,860,708
Helix Energy Solutions Group, Inc. *	175,567	1,508,121
International Seaways, Inc. *	47,012	1,181,882
Kosmos Energy Ltd.	154,175	955,885
Matrix Service Co. *	67,963	1,274,986
McDermott International, Inc. *(a)	471,758	768,966
Newpark Resources, Inc. *	170,225	1,021,350
Oasis Petroleum, Inc. *	637,468	1,663,791
Oil States International, Inc. *	188,888	2,695,432
Par Pacific Holdings, Inc. *	34,448	780,247
Parsley Energy, Inc., Class A	60,544	957,201
PDC Energy, Inc. *	51,578	1,028,981
Peabody Energy Corp.	92,362	972,572
Renewable Energy Group, Inc. *	102,571	1,676,010
REX American Resources Corp. *	14,443	1,168,728
RPC, Inc. (a)	139,719	578,437
SandRidge Energy, Inc. *	112,920	494,590
Scorpio Tankers, Inc.	56,325	1,791,698
SEACOR Holdings, Inc. *	25,571	1,097,252
SemGroup Corp., Class A	181,005	2,914,180
Ship Finance International Ltd.	108,256	1,566,464
Tidewater, Inc. *	64,118	1,040,635
Unit Corp. *	173,247	353,424
US Silica Holdings, Inc.	128,755	574,247
Whiting Petroleum Corp. *	195,741	1,240,998
WPX Energy, Inc. *	291,858	2,912,743
		74,943,059

Food & Staples Retailing 0.7%
BJ's Wholesale Club Holdings, Inc. *	44,301	1,182,837
Ingles Markets, Inc., Class A	69,558	2,742,672
PriceSmart, Inc.	45,152	3,345,763
Sprouts Farmers Market, Inc. *	180,263	3,498,905
The Andersons, Inc.	99,346	1,829,953
Weis Markets, Inc.	35,931	1,382,984
		13,983,114

Security	Number of Shares	Value ($)
Food, Beverage & Tobacco 2.6%
Adecoagro S.A. *	187,283	1,110,588
B&G Foods, Inc. (a)	93,441	1,453,008
Cal-Maine Foods, Inc.	52,136	2,079,705
Calavo Growers, Inc.	12,439	1,078,834
Coca-Cola Consolidated, Inc.	1,974	541,587
Darling Ingredients, Inc. *	202,770	3,913,461
Fresh Del Monte Produce, Inc.	135,203	4,312,976
J&J Snack Foods Corp.	10,907	2,080,619
John B. Sanfilippo & Son, Inc.	13,808	1,465,305
Keurig Dr Pepper, Inc.	61,415	1,729,446
Lamb Weston Holdings, Inc.	42,482	3,315,295
Lancaster Colony Corp.	14,343	1,996,259
Nomad Foods Ltd. *	137,566	2,683,913
Pilgrim's Pride Corp. *	109,818	3,334,074
Post Holdings, Inc. *	32,639	3,358,553
Pyxus International, Inc. *	41,444	473,290
The Boston Beer Co., Inc., Class A *	5,260	1,969,660
The Hain Celestial Group, Inc. *	125,941	2,977,245
TreeHouse Foods, Inc. *	68,083	3,677,844
Universal Corp.	72,727	3,985,440
Vector Group Ltd.	170,706	2,082,613
		49,619,715

Health Care Equipment & Services 3.7%
ABIOMED, Inc. *	2,397	497,569
Acadia Healthcare Co., Inc. *	81,492	2,443,945
Align Technology, Inc. *	11,464	2,892,253
Allscripts Healthcare Solutions, Inc. *	155,140	1,697,232
Amedisys, Inc. *	10,046	1,291,112
AMN Healthcare Services, Inc. *	30,168	1,772,672
Avanos Medical, Inc. *	34,558	1,521,934
Brookdale Senior Living, Inc. *	478,786	3,519,077
Cantel Medical Corp.	12,904	940,573
Chemed Corp.	9,334	3,676,756
Community Health Systems, Inc. *	1,384,721	4,901,912
CONMED Corp.	14,775	1,625,545
Diplomat Pharmacy, Inc. *	260,911	1,419,356
Globus Medical, Inc., Class A *	24,956	1,306,946
Haemonetics Corp. *	14,455	1,745,152
Hill-Rom Holdings, Inc.	31,030	3,248,531
HMS Holdings Corp. *	33,764	1,103,745
ICU Medical, Inc. *	3,039	491,133
IDEXX Laboratories, Inc. *	8,986	2,561,100
Integer Holdings Corp. *	13,482	1,044,046
Integra LifeSciences Holdings Corp. *	17,944	1,041,829
Invacare Corp.	152,761	1,179,315
LHC Group, Inc. *	9,888	1,097,271
LivaNova plc *	13,576	960,230
Masimo Corp. *	14,654	2,136,407
Merit Medical Systems, Inc. *	14,108	291,401
Neogen Corp. *	9,440	614,166
NextGen Healthcare, Inc. *	51,078	863,474
NuVasive, Inc. *	23,376	1,648,943
Orthofix Medical, Inc. *	10,138	426,100
Pennant Group, Inc. *	13,651	245,581
Premier, Inc., Class A *	29,057	946,677
Select Medical Holdings Corp. *	173,100	3,153,882
Teleflex, Inc.	12,890	4,478,115
The Ensign Group, Inc.	27,302	1,153,509
The Providence Service Corp. *	17,288	1,104,185
Tivity Health, Inc. *	65,729	1,065,467
Triple-S Management Corp., Class B *	101,091	1,529,507
Varex Imaging Corp. *	43,608	1,308,676

11
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Veeva Systems, Inc., Class A *	4,429	628,165
West Pharmaceutical Services, Inc.	26,961	3,878,070
		69,451,559

Household & Personal Products 0.9%
Avon Products, Inc. *	1,100,846	4,722,629
Central Garden & Pet Co., Class A *	51,414	1,453,988
Edgewell Personal Care Co. *	92,918	3,252,130
Energizer Holdings, Inc.	34,663	1,472,831
Spectrum Brands Holdings, Inc.	64,613	3,244,219
USANA Health Sciences, Inc. *	13,293	985,144
WD-40 Co.	5,926	1,110,532
		16,241,473

Insurance 2.6%
Ambac Financial Group, Inc. *	92,046	1,886,943
American Equity Investment Life Holding Co.	140,941	3,478,424
American National Insurance Co.	7,531	903,569
AMERISAFE, Inc.	15,733	999,518
Argo Group International Holdings Ltd.	29,845	1,846,510
Brighthouse Financial, Inc. *	84,236	3,180,751
Brown & Brown, Inc.	126,639	4,771,758
CNA Financial Corp.	34,384	1,541,779
Employers Holdings, Inc.	22,169	938,636
Enstar Group Ltd. *	5,634	1,131,871
Horace Mann Educators Corp.	32,389	1,410,865
James River Group Holdings Ltd.	36,446	1,305,131
Kemper Corp.	38,210	2,746,535
MBIA, Inc. *	341,383	3,171,448
Mercury General Corp.	35,036	1,683,830
National General Holdings Corp.	44,904	957,353
Primerica, Inc.	35,968	4,538,442
ProAssurance Corp.	95,701	3,753,393
RLI Corp.	17,917	1,743,683
Safety Insurance Group, Inc.	13,372	1,299,758
Selective Insurance Group, Inc.	32,598	2,253,174
Stewart Information Services Corp.	52,885	2,164,054
United Fire Group, Inc.	16,772	763,461
Universal Insurance Holdings, Inc.	35,876	972,598
		49,443,484

Materials 6.8%
AdvanSix, Inc. *	61,230	1,393,595
AK Steel Holding Corp. *	706,506	1,667,354
Allegheny Technologies, Inc. *	116,975	2,457,645
Axalta Coating Systems Ltd. *	147,421	4,347,445
Balchem Corp.	12,777	1,293,160
Boise Cascade Co.	125,848	4,501,583
Cabot Corp.	100,760	4,392,128
Carpenter Technology Corp.	74,255	3,639,980
Century Aluminum Co. *	145,314	847,181
Clearwater Paper Corp. *	110,747	2,053,249
Cleveland-Cliffs, Inc. (a)	343,769	2,485,450
Compass Minerals International, Inc.	52,874	2,986,323
Constellium SE *	105,009	1,399,770
Eagle Materials, Inc.	34,852	3,183,382
Element Solutions, Inc. *	225,859	2,452,829
Ferro Corp. *	54,275	604,081
GCP Applied Technologies, Inc. *	53,838	1,112,293
Greif, Inc., Class A	64,792	2,537,903
H.B. Fuller Co.	58,518	2,855,678
Hecla Mining Co.	589,097	1,354,923
Ingevity Corp. *	15,912	1,339,950
Innophos Holdings, Inc.	65,083	2,123,007
Security	Number of Shares	Value ($)
Innospec, Inc.	23,271	2,126,039
Kaiser Aluminum Corp.	25,382	2,717,905
Kraton Corp. *	46,259	1,037,127
Louisiana-Pacific Corp.	139,998	4,092,142
Materion Corp.	30,100	1,710,884
Mercer International, Inc.	44,873	547,451
Minerals Technologies, Inc.	44,198	2,185,591
Myers Industries, Inc.	35,400	599,322
Neenah, Inc.	22,033	1,421,128
NewMarket Corp.	7,769	3,771,772
Nexa Resources S.A.	102,611	1,096,912
PolyOne Corp.	141,995	4,550,940
Quaker Chemical Corp.	7,020	1,073,218
Rayonier Advanced Materials, Inc.	199,448	831,698
Resolute Forest Products, Inc.	280,691	1,016,101
Royal Gold, Inc.	17,104	1,974,486
Schnitzer Steel Industries, Inc., Class A	95,147	2,030,437
Schweitzer-Mauduit International, Inc.	55,274	2,238,044
Sensient Technologies Corp.	52,422	3,279,520
Silgan Holdings, Inc.	123,476	3,799,356
Southern Copper Corp.	81,883	2,913,397
Stepan Co.	26,071	2,547,658
Summit Materials, Inc., Class A *	108,529	2,488,570
SunCoke Energy, Inc. *	160,532	849,214
The Chemours Co.	188,741	3,097,240
The Scotts Miracle-Gro Co.	40,262	4,041,902
Trinseo S.A.	95,949	4,077,832
Tronox Holdings plc, Class A *	232,579	1,974,596
US Concrete, Inc. *	14,335	749,147
Valvoline, Inc.	95,144	2,030,373
Verso Corp., Class A *	91,843	1,344,582
W.R. Grace & Co.	49,918	3,317,051
Warrior Met Coal, Inc.	86,437	1,683,793
Westlake Chemical Corp.	41,586	2,627,819
Worthington Industries, Inc.	83,805	3,084,862
		129,957,018

Media & Entertainment 3.3%
AMC Entertainment Holdings, Inc., Class A (a)	148,458	1,391,051
AMC Networks, Inc., Class A *	58,916	2,565,792
Cable One, Inc.	1,568	2,078,180
Cars.com, Inc. *	115,288	1,303,907
Gannett Co., Inc.	380,450	4,127,882
Gray Television, Inc. *	59,352	973,966
John Wiley & Sons, Inc., Class A	57,962	2,670,309
Liberty Latin America Ltd., Class A *	39,624	740,573
Liberty Latin America Ltd., Class C *	104,963	1,932,369
Liberty Media Corp. - Liberty Formula One, Class A *	5,101	206,233
Liberty Media Corp. - Liberty Formula One, Class C *	40,693	1,729,453
Liberty TripAdvisor Holdings, Inc., Class A *	82,840	799,406
Lions Gate Entertainment Corp., Class A *	30,384	242,768
Lions Gate Entertainment Corp., Class B *	60,844	455,722
Live Nation Entertainment, Inc. *	48,619	3,427,639
Meredith Corp.	49,099	1,851,032
MSG Networks, Inc., Class A *	34,143	553,458
National CineMedia, Inc.	194,513	1,632,937
New Media Investment Group, Inc. (a)	152,707	1,345,349
Nexstar Media Group, Inc., Class A	22,128	2,152,833
Scholastic Corp.	58,811	2,264,224
Sinclair Broadcast Group, Inc., Class A	79,492	3,166,961
Sirius XM Holdings, Inc.	517,624	3,478,433
Take-Two Interactive Software, Inc. *	27,451	3,303,728
TEGNA, Inc.	319,756	4,805,933

12
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
The Madison Square Garden Co., Class A *	6,817	1,819,594
The New York Times Co., Class A	57,065	1,763,309
TripAdvisor, Inc. *	54,315	2,194,326
Twitter, Inc. *	53,804	1,612,506
Yandex N.V., Class A *	88,434	2,952,811
Yelp, Inc. *	23,367	806,395
Zynga, Inc., Class A *	334,116	2,061,496
		62,410,575

Pharmaceuticals, Biotechnology & Life Sciences 2.1%
Alkermes plc *	25,012	488,484
Bio-Rad Laboratories, Inc., Class A *	9,332	3,094,678
Bio-Techne Corp.	9,532	1,984,276
BioMarin Pharmaceutical, Inc. *	11,261	824,418
Bruker Corp.	46,810	2,083,045
Cambrex Corp. *	22,322	1,333,293
Catalent, Inc. *	53,748	2,614,840
Charles River Laboratories International, Inc. *	20,251	2,632,225
Emergent BioSolutions, Inc. *	15,703	897,584
ICON plc *	27,466	4,034,755
Incyte Corp. *	6,740	565,621
Jazz Pharmaceuticals plc *	30,506	3,832,469
Myriad Genetics, Inc. *	98,519	3,317,135
PDL BioPharma, Inc. *	704,077	1,985,497
PerkinElmer, Inc.	48,180	4,141,553
PRA Health Sciences, Inc. *	14,133	1,380,935
Prestige Consumer Healthcare, Inc. *	45,574	1,616,054
Syneos Health, Inc. *	18,677	936,652
Taro Pharmaceutical Industries Ltd.	13,011	1,051,809
Vertex Pharmaceuticals, Inc. *	4,946	966,844
		39,782,167

Real Estate 10.8%
Acadia Realty Trust	37,502	1,049,306
Alexander & Baldwin, Inc.	73,950	1,738,564
Altisource Portfolio Solutions S.A. *	46,626	829,943
American Assets Trust, Inc.	16,832	824,095
American Campus Communities, Inc.	84,667	4,231,657
American Homes 4 Rent, Class A	71,197	1,884,585
Apartment Investment & Management Co., Class A	85,552	4,695,094
Apple Hospitality REIT, Inc.	249,784	4,116,440
Brandywine Realty Trust	175,427	2,680,525
Brookfield Property REIT, Inc., Class A	80,507	1,521,582
Chatham Lodging Trust	36,549	659,709
Colony Capital, Inc.	597,081	3,343,654
Columbia Property Trust, Inc.	132,279	2,714,365
CorePoint Lodging, Inc.	114,412	1,126,958
CoreSite Realty Corp.	7,028	825,790
Corporate Office Properties Trust	85,810	2,543,408
Cousins Properties, Inc.	65,605	2,632,729
CubeSmart	71,079	2,253,204
CyrusOne, Inc.	28,118	2,004,251
DiamondRock Hospitality Co.	263,798	2,632,704
Douglas Emmett, Inc.	70,248	3,043,143
EastGroup Properties, Inc.	11,426	1,530,513
Empire State Realty Trust, Inc., Class A	81,190	1,174,819
EPR Properties	31,782	2,472,322
Equity Commonwealth	62,399	2,008,000
Equity LifeStyle Properties, Inc.	52,252	3,654,505
Extra Space Storage, Inc.	37,481	4,207,992
Federal Realty Investment Trust	30,506	4,149,121
First Industrial Realty Trust, Inc.	46,308	1,950,030
Franklin Street Properties Corp.	179,556	1,544,182
Security	Number of Shares	Value ($)
Front Yard Residential Corp.	73,027	903,344
Gaming & Leisure Properties, Inc.	85,466	3,449,408
Global Net Lease, Inc.	32,730	637,580
Healthcare Realty Trust, Inc.	67,808	2,357,684
Healthcare Trust of America, Inc., Class A	84,384	2,615,904
Hersha Hospitality Trust	67,064	925,483
Highwoods Properties, Inc.	75,825	3,548,610
HomeBanc Corp. *(b)	6,875	—
Hudson Pacific Properties, Inc.	57,092	2,050,745
Investors Real Estate Trust	15,821	1,197,175
Invitation Homes, Inc.	61,193	1,884,132
iStar, Inc.	86,968	1,131,454
JBG SMITH Properties	22,753	916,036
Kennedy-Wilson Holdings, Inc.	62,895	1,447,214
Kilroy Realty Corp.	38,695	3,247,671
Kite Realty Group Trust	90,746	1,617,094
Lexington Realty Trust	213,064	2,318,136
Liberty Property Trust	86,535	5,111,622
Life Storage, Inc.	21,537	2,345,810
LTC Properties, Inc.	12,441	645,066
Mack-Cali Realty Corp.	99,180	2,124,436
Medical Properties Trust, Inc.	133,301	2,763,330
National Health Investors, Inc.	13,744	1,179,098
National Retail Properties, Inc.	51,386	3,027,149
Newmark Group, Inc., Class A	66,112	702,109
Office Properties Income Trust	53,122	1,693,529
Omega Healthcare Investors, Inc.	99,465	4,380,439
Paramount Group, Inc.	148,552	2,000,995
Pebblebrook Hotel Trust	95,610	2,458,133
Physicians Realty Trust	37,848	706,622
Piedmont Office Realty Trust, Inc., Class A	163,296	3,664,362
PotlatchDeltic Corp.	33,200	1,410,004
PS Business Parks, Inc.	8,240	1,487,732
QTS Realty Trust, Inc., Class A	24,801	1,329,086
Rayonier, Inc.	117,903	3,181,023
Regency Centers Corp.	49,545	3,331,406
Retail Opportunity Investments Corp.	57,902	1,080,741
Retail Properties of America, Inc., Class A	264,882	3,644,776
RLJ Lodging Trust	209,454	3,437,140
RPT Realty	89,744	1,301,288
Ryman Hospitality Properties, Inc.	30,034	2,527,962
Sabra Health Care REIT, Inc.	64,800	1,594,080
SBA Communications Corp.	17,181	4,134,608
Seritage Growth Properties, Class A	21,744	945,647
SITE Centers Corp.	239,497	3,719,388
Spirit Realty Capital, Inc.	72,102	3,593,564
STAG Industrial, Inc.	36,907	1,145,593
STORE Capital Corp.	40,621	1,645,151
Summit Hotel Properties, Inc.	109,971	1,348,244
Sun Communities, Inc.	23,631	3,843,582
Sunstone Hotel Investors, Inc.	268,057	3,621,450
Tanger Factory Outlet Centers, Inc. (a)	114,135	1,839,856
Taubman Centers, Inc.	67,363	2,410,248
The GEO Group, Inc.	187,131	2,848,134
The Howard Hughes Corp. *	12,077	1,350,450
The St. Joe Co. *	34,837	646,226
Uniti Group, Inc.	310,304	2,147,304
Urban Edge Properties	74,303	1,568,536
Washington Prime Group, Inc. (a)	795,748	3,358,057
Washington Real Estate Investment Trust	61,741	1,915,206
Weingarten Realty Investors	95,414	3,027,486
Xenia Hotels & Resorts, Inc.	166,264	3,499,857
		206,027,385

Retailing 3.6%
Asbury Automotive Group, Inc. *	54,369	5,607,075
Ascena Retail Group, Inc. *	3,705,205	1,304,973

13
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Barnes & Noble Education, Inc. *	364,857	1,499,562
Big 5 Sporting Goods Corp. (a)	378,962	1,212,678
Burlington Stores, Inc. *	16,988	3,264,584
Caleres, Inc.	129,438	2,785,506
Citi Trends, Inc.	50,189	895,874
Conn's, Inc. *	42,745	1,034,002
Five Below, Inc. *	12,348	1,544,858
Genesco, Inc. *	94,602	3,675,288
GNC Holdings, Inc., Class A *(a)	1,937,302	5,114,477
Groupon, Inc. *	715,395	1,988,798
GrubHub, Inc. *	10,059	342,610
Guess?, Inc.	167,959	2,813,313
Haverty Furniture Cos., Inc.	62,268	1,129,541
Hibbett Sports, Inc. *	116,481	2,779,237
Kirkland's, Inc. *(a)	184,729	291,872
MercadoLibre, Inc. *	1,915	998,711
Monro, Inc.	20,543	1,440,270
National Vision Holdings, Inc. *	24,721	588,360
Ollie's Bargain Outlet Holdings, Inc. *	12,446	795,050
Overstock.com, Inc. *	41,553	437,553
Party City Holdco, Inc. *(a)	182,694	1,026,740
Pier 1 Imports, Inc. *	144,273	812,257
Pool Corp.	18,779	3,894,765
Rent-A-Center, Inc.	87,964	2,275,629
RH *	19,887	3,613,468
Shoe Carnival, Inc.	35,489	1,177,880
Sleep Number Corp. *	49,585	2,386,030
Stamps.com, Inc. *	9,790	826,570
The Buckle, Inc.	118,486	2,478,727
The Cato Corp., Class A	116,856	2,043,811
The Children's Place, Inc.	26,062	2,134,738
The Michaels Cos., Inc. *	241,257	2,106,174
Vitamin Shoppe, Inc. *	132,009	852,778
Zumiez, Inc. *	54,753	1,747,168
		68,920,927

Semiconductors & Semiconductor Equipment 2.7%
Advanced Energy Industries, Inc. *	24,856	1,468,990
Advanced Micro Devices, Inc. *	37,425	1,269,830
Amkor Technology, Inc. *	306,046	3,804,152
Brooks Automation, Inc.	33,028	1,402,699
Cabot Microelectronics Corp.	11,482	1,735,160
Cirrus Logic, Inc. *	75,255	5,114,330
Cree, Inc. *	84,692	4,042,349
Cypress Semiconductor Corp.	197,765	4,601,991
Diodes, Inc. *	32,193	1,501,803
Entegris, Inc.	54,731	2,627,088
Kulicke & Soffa Industries, Inc.	71,078	1,687,747
Mellanox Technologies Ltd. *	9,576	1,079,215
MKS Instruments, Inc.	31,893	3,451,460
Monolithic Power Systems, Inc.	7,016	1,051,839
Photronics, Inc. *	120,455	1,421,369
Power Integrations, Inc.	15,519	1,413,936
Rambus, Inc. *	54,883	759,855
Semtech Corp. *	21,565	1,088,170
Silicon Laboratories, Inc. *	16,432	1,745,736
Synaptics, Inc. *	72,587	3,056,639
Teradyne, Inc.	91,844	5,622,690
Xperi Corp.	67,851	1,377,715
		51,324,763

Software & Services 4.6%
ACI Worldwide, Inc. *	64,083	2,011,565
Aspen Technology, Inc. *	16,940	1,949,963
Black Knight, Inc. *	49,369	3,169,490
Blackbaud, Inc.	8,006	672,104
Security	Number of Shares	Value ($)
Cardtronics plc, Class A *	42,828	1,467,287
Cerence, Inc. *	18,110	280,705
CommVault Systems, Inc. *	22,269	1,106,101
CoreLogic, Inc. *	87,504	3,543,037
CSG Systems International, Inc.	34,841	2,008,235
Ebix, Inc.	13,511	575,974
EPAM Systems, Inc. *	11,277	1,984,301
Euronet Worldwide, Inc. *	17,644	2,471,395
EVERTEC, Inc.	38,700	1,183,833
ExlService Holdings, Inc. *	19,687	1,370,806
Fair Isaac Corp. *	9,393	2,855,848
Fortinet, Inc. *	13,396	1,092,578
Gartner, Inc. *	25,728	3,964,170
Genpact Ltd.	126,592	4,958,609
GoDaddy, Inc., Class A *	9,790	636,644
InterXion Holding N.V. *	16,559	1,460,835
j2 Global, Inc.	29,375	2,789,450
KBR, Inc.	178,676	5,031,516
LiveRamp Holdings, Inc. *	32,174	1,257,682
LogMeIn, Inc.	10,873	714,139
Manhattan Associates, Inc. *	35,292	2,645,135
ManTech International Corp., Class A	35,946	2,846,204
MAXIMUS, Inc.	52,763	4,049,033
MicroStrategy, Inc., Class A *	6,825	1,045,931
Net 1 UEPS Technologies, Inc. *	178,880	524,118
NIC, Inc.	33,857	796,317
Nuance Communications, Inc. *	145,615	2,376,437
Perficient, Inc. *	30,379	1,190,857
Presidio, Inc.	45,446	754,404
Progress Software Corp.	47,123	1,879,265
PTC, Inc. *	26,937	1,802,355
Science Applications International Corp.	43,305	3,577,859
SS&C Technologies Holdings, Inc.	45,463	2,364,531
Sykes Enterprises, Inc. *	69,882	2,159,004
TiVo Corp.	171,351	1,394,797
Tyler Technologies, Inc. *	6,054	1,625,620
Unisys Corp. *	117,057	1,201,005
Verint Systems, Inc. *	29,361	1,332,696
Virtusa Corp. *	13,148	490,157
VMware, Inc., Class A	22,619	3,579,909
WEX, Inc. *	11,279	2,133,761
		88,325,662

Technology Hardware & Equipment 4.6%
ADTRAN, Inc.	140,204	1,235,197
Arista Networks, Inc. *	5,893	1,441,251
AVX Corp.	63,196	968,163
Badger Meter, Inc.	11,688	675,567
Belden, Inc.	57,382	2,942,549
Benchmark Electronics, Inc.	150,997	5,118,798
Ciena Corp. *	64,413	2,391,011
Cognex Corp.	42,027	2,163,970
Coherent, Inc. *	15,084	2,246,309
Comtech Telecommunications Corp.	38,958	1,361,582
CTS Corp.	19,754	527,037
Dolby Laboratories, Inc., Class A	34,028	2,189,021
EchoStar Corp., Class A *	69,050	2,692,950
ePlus, Inc. *	19,439	1,518,769
Fabrinet *	26,704	1,501,566
Fitbit, Inc., Class A *	283,842	1,754,144
II-VI, Inc. *	60,393	2,002,028
Insight Enterprises, Inc. *	86,493	5,308,940
InterDigital, Inc.	36,962	1,982,272
IPG Photonics Corp. *	15,882	2,132,635
Itron, Inc. *	29,482	2,248,297
KEMET Corp.	34,787	756,269
Knowles Corp. *	110,981	2,394,970

14
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Littelfuse, Inc.	10,998	1,930,919
Lumentum Holdings, Inc. *	25,261	1,582,854
Methode Electronics, Inc.	62,535	2,151,204
MTS Systems Corp.	17,571	992,410
National Instruments Corp.	62,788	2,598,795
NETGEAR, Inc. *	37,835	1,027,977
NetScout Systems, Inc. *	116,294	2,816,641
OSI Systems, Inc. *	16,230	1,610,665
PC Connection, Inc.	28,949	1,413,869
Plantronics, Inc.	51,026	2,011,445
Plexus Corp. *	54,311	4,015,755
Rogers Corp. *	9,324	1,263,216
ScanSource, Inc. *	102,065	3,296,700
Stratasys Ltd. *	26,814	554,514
TTM Technologies, Inc. *	191,725	2,245,100
ViaSat, Inc. *	29,963	2,062,653
Viavi Solutions, Inc. *	80,196	1,279,928
Vishay Intertechnology, Inc.	200,958	4,049,304
Zebra Technologies Corp., Class A *	12,074	2,872,042
		87,329,286

Telecommunication Services 0.7%
ATN International, Inc.	8,904	527,384
Cogent Communications Holdings, Inc.	21,399	1,254,837
Consolidated Communications Holdings, Inc.	321,158	1,284,632
GCI Liberty, Inc., Class A *	22,590	1,580,848
Intelsat S.A. *	81,492	2,069,082
Iridium Communications, Inc. *	43,083	1,054,241
Shenandoah Telecommunications Co.	21,765	699,962
United States Cellular Corp. *	24,994	930,277
Vonage Holdings Corp. *	125,256	1,223,751
Zayo Group Holdings, Inc. *	98,089	3,348,759
		13,973,773

Transportation 2.6%
Air Transport Services Group, Inc. *	59,406	1,242,180
Alaska Air Group, Inc.	75,045	5,210,374
Allegiant Travel Co.	9,465	1,583,778
AMERCO	7,082	2,868,493
ArcBest Corp.	88,622	2,560,290
Copa Holdings S.A., Class A	22,140	2,252,524
Costamare, Inc.	171,169	1,345,388
Daseke, Inc. *	547,505	1,472,788
Echo Global Logistics, Inc. *	57,530	1,145,422
Forward Air Corp.	29,468	2,038,302
Genesee & Wyoming, Inc., Class A *	40,794	4,529,358
Hawaiian Holdings, Inc.	45,181	1,292,628
Heartland Express, Inc.	55,107	1,151,736
Hub Group, Inc., Class A *	87,220	3,994,676
JetBlue Airways Corp. *	260,248	5,022,786
Marten Transport Ltd.	56,328	1,220,065
Saia, Inc. *	29,362	2,619,090
Schneider National, Inc., Class B	73,704	1,685,611
Seaspan Corp. (a)	162,093	1,757,088
Spirit Airlines, Inc. *	30,978	1,163,534
Werner Enterprises, Inc.	82,973	3,028,515
YRC Worldwide, Inc. *	265,342	888,896
		50,073,522

Utilities 3.6%
ALLETE, Inc.	39,774	3,422,950
American States Water Co.	19,098	1,816,793
Aqua America, Inc.	85,844	3,891,308
Atlantica Yield plc	53,893	1,293,971
Security	Number of Shares	Value ($)
Avangrid, Inc.	38,669	1,935,383
Avista Corp.	76,820	3,689,665
Black Hills Corp.	39,726	3,131,601
California Water Service Group	25,953	1,452,589
Chesapeake Utilities Corp.	9,909	939,373
Clearway Energy, Inc., Class A	17,021	292,251
Clearway Energy, Inc., Class C	34,932	633,317
El Paso Electric Co.	38,802	2,588,481
Hawaiian Electric Industries, Inc.	105,504	4,763,506
IDACORP, Inc.	34,318	3,693,303
MGE Energy, Inc.	22,461	1,730,395
National Fuel Gas Co.	69,458	3,147,142
New Jersey Resources Corp.	69,175	3,016,030
Northwest Natural Holding Co.	24,165	1,676,084
NorthWestern Corp.	43,853	3,180,220
ONE Gas, Inc.	37,194	3,453,091
Ormat Technologies, Inc.	22,178	1,697,948
Otter Tail Corp.	32,849	1,861,881
Pattern Energy Group, Inc., Class A	62,860	1,761,966
PNM Resources, Inc.	75,556	3,940,245
South Jersey Industries, Inc.	66,536	2,139,798
Southwest Gas Holdings, Inc.	47,363	4,134,790
Spire, Inc.	35,094	2,950,002
Unitil Corp.	10,755	669,714
		68,903,797
Total Common Stock
(Cost $1,533,827,819)		1,900,904,492

Rights 0.0% of net assets

Materials 0.0%
A. Schulman, Inc. CVR *(b)	38,533	16,685
Total Rights
(Cost $16,685)		16,685

Other Investment Companies 1.5% of net assets

Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.75% (c)	4,074,391	4,074,391

Securities Lending Collateral 1.3%
Wells Fargo Government Money Market Fund, Select Class 1.75% (c)	24,789,589	24,789,589
Total Other Investment Companies
(Cost $28,863,980)		28,863,980

15
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
Russell 2000 Index, e-mini, expires 12/20/19	92	7,191,640	198,320
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $22,993,967.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
16
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 98.4% of net assets

Australia 5.5%
AGL Energy Ltd.	65,872	899,193
Amcor plc	95,769	917,025
AMP Ltd.	951,128	1,201,788
APA Group	59,524	478,112
Aurizon Holdings Ltd.	218,473	888,800
Australia & New Zealand Banking Group Ltd.	273,257	5,021,673
Bendigo & Adelaide Bank Ltd.	43,826	321,643
BGP Holdings plc *(a)	453,854	626
BHP Group Ltd.	272,663	6,683,639
BlueScope Steel Ltd.	67,792	620,580
Boral Ltd.	119,550	415,068
Brambles Ltd.	101,338	837,766
Caltex Australia Ltd.	69,531	1,307,086
CIMIC Group Ltd.	9,810	223,559
Coca-Cola Amatil Ltd.	53,845	377,865
Coles Group Ltd.	78,609	813,514
Commonwealth Bank of Australia	130,350	7,067,589
Crown Resorts Ltd.	40,616	348,916
CSL Ltd.	10,158	1,791,427
Downer EDI Ltd.	94,683	526,632
Fortescue Metals Group Ltd.	208,365	1,275,323
Goodman Group	35,241	349,917
GrainCorp Ltd., Class A	49,252	245,440
Incitec Pivot Ltd.	159,714	380,030
Insurance Australia Group Ltd.	181,319	993,460
LendLease Group	75,433	975,025
Macquarie Group Ltd.	15,400	1,421,996
Medibank Pvt Ltd.	247,349	576,502
Metcash Ltd.	315,563	613,425
Mirvac Group	230,727	511,263
National Australia Bank Ltd.	272,381	5,346,603
Newcrest Mining Ltd.	19,171	418,471
Oil Search Ltd.	42,412	209,315
Orica Ltd.	39,531	624,736
Origin Energy Ltd.	198,842	1,078,013
QBE Insurance Group Ltd.	119,481	1,039,531
Ramsay Health Care Ltd.	6,580	310,909
Rio Tinto Ltd.	34,283	2,143,818
Scentre Group	236,630	625,211
Sims Metal Management Ltd.	37,890	243,858
Sonic Healthcare Ltd.	28,325	557,860
South32 Ltd.	226,378	396,146
Stockland	184,285	622,141
Suncorp Group Ltd.	153,011	1,420,630
Tabcorp Holdings Ltd.	93,788	310,780
Telstra Corp., Ltd.	785,973	1,892,972
Transurban Group	52,530	538,009
Viva Energy Group Ltd.	218,490	300,934
Wesfarmers Ltd.	159,019	4,369,033
Westpac Banking Corp.	324,269	6,295,840
Woodside Petroleum Ltd.	78,311	1,735,643
Security	Number of Shares	Value ($)
Woolworths Group Ltd.	170,014	4,384,002
Worley Ltd.	36,972	347,028
		73,296,365

Austria 0.3%
ANDRITZ AG	6,346	285,356
Erste Group Bank AG *	25,661	907,574
OMV AG	22,629	1,322,928
Raiffeisen Bank International AG	16,369	403,320
voestalpine AG	27,599	692,532
Wienerberger AG	11,748	318,202
		3,929,912

Belgium 0.8%
Ageas	20,977	1,209,758
Anheuser-Busch InBev S.A./N.V.	49,255	3,975,735
Colruyt S.A.	5,985	332,685
Groupe Bruxelles Lambert S.A.	7,862	789,784
KBC Group N.V.	23,118	1,625,525
Proximus	19,523	599,957
Solvay S.A.	8,407	914,059
UCB S.A.	5,111	411,941
Umicore S.A.	18,182	750,553
		10,609,997

Canada 6.4%
Agnico-Eagle Mines Ltd.	8,995	552,840
Air Canada *	9,900	352,524
Alimentation Couche-Tard, Inc., Class B	58,180	1,744,826
AltaGas Ltd.	22,200	322,946
ARC Resources Ltd.	71,472	302,797
Atco Ltd., Class I	10,789	379,266
Bank of Montreal	41,461	3,069,203
Barrick Gold Corp.	46,670	810,728
Bausch Health Cos., Inc. *	37,609	934,871
BCE, Inc.	29,022	1,376,733
Brookfield Asset Management, Inc., Class A	42,232	2,335,249
Cameco Corp.	29,167	260,424
Canadian Imperial Bank of Commerce	29,638	2,527,252
Canadian National Railway Co.	35,417	3,167,658
Canadian Natural Resources Ltd.	102,745	2,590,662
Canadian Pacific Railway Ltd.	7,050	1,603,178
Canadian Tire Corp., Ltd., Class A	8,076	870,633
Celestica, Inc. *	37,366	270,649
Cenovus Energy, Inc.	172,695	1,471,140
CGI, Inc. *	13,192	1,025,432
CI Financial Corp.	33,315	484,890
Crescent Point Energy Corp.	279,471	1,020,618
Dollarama, Inc.	12,900	433,983
Empire Co., Ltd., Class A	27,300	724,836
Enbridge, Inc.	73,086	2,661,860
Encana Corp.	97,568	382,242
Fairfax Financial Holdings Ltd.	1,250	529,573

17
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Finning International, Inc.	22,417	381,758
First Quantum Minerals Ltd.	61,070	516,065
Fortis, Inc.	22,336	927,967
George Weston Ltd.	10,194	816,155
Gibson Energy, Inc.	19,553	340,853
Gildan Activewear, Inc.	11,700	298,918
Great-West Lifeco, Inc.	19,454	473,094
H&R Real Estate Investment Trust	20,800	351,852
Husky Energy, Inc.	70,221	490,497
Hydro One Ltd.	26,900	500,175
Imperial Oil Ltd.	31,041	773,020
Intact Financial Corp.	6,106	630,025
Inter Pipeline Ltd.	27,974	469,596
Keyera Corp.	14,600	338,424
Linamar Corp.	8,600	280,442
Loblaw Cos., Ltd.	18,543	988,885
Magna International, Inc.	66,427	3,571,756
Manulife Financial Corp.	118,100	2,199,524
Methanex Corp.	8,300	314,519
Metro, Inc.	20,294	858,231
National Bank of Canada	19,533	1,008,758
Nutrien Ltd.	17,200	822,847
Onex Corp.	9,665	568,188
Open Text Corp.	6,700	270,727
Pembina Pipeline Corp.	20,778	731,513
Power Corp. of Canada	57,644	1,333,983
Power Financial Corp.	26,714	624,699
RioCan Real Estate Investment Trust	17,500	351,169
Rogers Communications, Inc., Class B	22,741	1,070,662
Royal Bank of Canada	76,144	6,141,932
Saputo, Inc.	16,875	489,427
Shaw Communications, Inc., Class B	40,944	835,604
SNC-Lavalin Group, Inc.	29,840	539,435
Sun Life Financial, Inc.	35,075	1,573,595
Suncor Energy, Inc.	153,937	4,576,853
TC Energy Corp.	42,994	2,167,164
Teck Resources Ltd., Class B	54,068	854,677
TELUS Corp.	20,771	738,836
TFI International, Inc.	8,500	270,856
The Bank of Nova Scotia	83,615	4,795,594
The Toronto-Dominion Bank	87,752	5,010,878
Thomson Reuters Corp.	18,517	1,244,355
TransAlta Corp.	56,921	336,228
Waste Connections, Inc.	4,700	434,137
West Fraser Timber Co., Ltd.	8,800	406,894
WSP Global, Inc.	5,700	355,649
		85,283,429

Denmark 0.9%
AP Moeller - Maersk A/S, Series A	843	1,012,650
AP Moeller - Maersk A/S, Series B	1,187	1,514,139
Carlsberg A/S, Class B	6,252	880,433
Coloplast A/S, Class B	3,182	383,100
Danske Bank A/S	70,764	1,011,255
DSV PANALPINA A/S	8,488	824,941
ISS A/S	24,321	636,754
Maersk Drilling A/S *	4,231	238,833
Novo Nordisk A/S, Class B	63,743	3,505,144
Novozymes A/S, B Shares	9,167	432,128
Orsted A/S	5,471	480,199
Pandora A/S	10,993	540,922
Vestas Wind Systems A/S	10,539	858,589
		12,319,087

Security	Number of Shares	Value ($)
Finland 1.0%
Elisa Oyj	8,161	445,723
Fortum Oyj	33,147	810,034
Kesko Oyj, B Shares	10,730	714,919
Kone Oyj, Class B	18,348	1,168,323
Metso Oyj	9,256	350,402
Neste Oyj	24,378	880,837
Nokia Oyj	373,003	1,369,297
Nokian Renkaat Oyj	13,091	374,129
Nordea Bank Abp	268,055	1,961,851
Outokumpu Oyj	98,068	278,651
Sampo Oyj, A Shares	28,043	1,149,198
Stora Enso Oyj, R Shares	73,892	959,984
UPM-Kymmene Oyj	57,769	1,881,504
Wartsila Oyj Abp	33,795	357,036
		12,701,888

France 9.2%
Accor S.A.	9,573	411,769
Air France-KLM *	46,687	556,531
Air Liquide S.A.	24,557	3,265,124
Airbus SE	16,011	2,296,910
Alstom S.A.	13,286	574,795
Arkema S.A.	8,873	908,044
Atos SE	9,376	727,639
AXA S.A.	190,183	5,034,375
BNP Paribas S.A.	133,971	7,001,263
Bollore S.A.	70,119	303,781
Bollore S.A. New *	444	1,892
Bouygues S.A.	34,981	1,483,826
Bureau Veritas S.A.	15,509	396,512
Capgemini SE	9,567	1,078,489
Carrefour S.A.	145,001	2,468,722
Casino Guichard Perrachon S.A. (b)	23,180	1,250,493
CGG S.A. *	179,843	419,244
CNP Assurances	15,031	298,354
Compagnie de Saint-Gobain	97,380	3,966,087
Compagnie Generale des Etablissements Michelin	18,215	2,217,807
Credit Agricole S.A.	105,179	1,372,412
Danone S.A.	30,628	2,537,261
Dassault Systemes SE	1,950	296,160
Eiffage S.A.	8,489	911,770
Electricite de France S.A.	99,627	1,029,228
Engie S.A.	279,050	4,672,629
EssilorLuxottica S.A.	7,238	1,105,201
Eurazeo SE	6,079	424,183
Eutelsat Communications S.A.	17,270	327,610
Faurecia SE	15,489	722,843
Hermes International	477	343,608
Iliad S.A.	2,441	252,974
Ingenico Group S.A.	3,469	370,944
Kering S.A.	1,909	1,086,214
Klepierre S.A.	9,860	367,534
L'Oreal S.A.	8,169	2,385,852
Lagardere S.C.A.	20,870	466,352
Legrand S.A.	13,086	1,022,331
LVMH Moet Hennessy Louis Vuitton SE	8,356	3,568,477
Natixis S.A.	88,708	407,553
Orange S.A.	296,681	4,774,929
Pernod-Ricard S.A.	7,254	1,340,054
Peugeot S.A.	79,804	2,021,125
Publicis Groupe S.A.	17,008	731,999
Rallye S.A.	75,916	706,987
Renault S.A.	39,566	2,020,197

18
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Rexel S.A.	93,855	1,163,568
Rubis SCA	4,228	245,172
Safran S.A.	10,539	1,669,271
Sanofi	83,804	7,725,645
Schneider Electric SE	43,042	4,000,339
SCOR SE	14,160	597,256
SES S.A.	33,322	645,944
Societe Generale S.A.	175,541	4,992,193
Sodexo S.A.	7,052	775,498
STMicroelectronics N.V.	28,848	654,743
Suez	53,804	839,210
TechnipFMC plc	32,592	648,849
Teleperformance	1,854	420,642
Thales S.A.	4,293	419,682
TOTAL S.A.	321,513	16,997,811
Valeo S.A.	43,482	1,619,299
Veolia Environnement S.A.	68,576	1,805,178
Vinci S.A.	34,286	3,846,760
Vivendi S.A.	77,073	2,146,298
Wendel S.A.	2,878	408,092
		121,549,534

Germany 8.1%
adidas AG	7,140	2,204,623
Allianz SE	33,187	8,105,014
Aurubis AG	14,220	699,148
BASF SE	132,474	10,070,568
Bayer AG	90,017	6,983,174
Bayerische Motoren Werke AG	66,937	5,125,680
Beiersdorf AG	3,601	426,319
Brenntag AG	18,773	940,907
Commerzbank AG	203,899	1,220,080
Continental AG	17,004	2,277,529
Covestro AG	25,072	1,204,005
Daimler AG	186,459	10,899,061
Deutsche Bank AG	288,369	2,091,174
Deutsche Boerse AG	4,859	752,463
Deutsche Lufthansa AG	56,223	973,962
Deutsche Pfandbriefbank AG	23,029	314,722
Deutsche Post AG	119,814	4,244,415
Deutsche Telekom AG	406,294	7,148,970
Deutsche Wohnen SE	6,128	231,040
E.ON SE	310,266	3,128,867
Evonik Industries AG	22,349	588,984
Freenet AG	20,255	449,818
Fresenius Medical Care AG & Co. KGaA	16,990	1,226,331
Fresenius SE & Co. KGaA	38,812	2,043,656
GEA Group AG	19,951	609,909
Hannover Rueck SE	3,861	684,184
HeidelbergCement AG	18,992	1,408,029
Henkel AG & Co. KGaA	7,136	686,611
Hugo Boss AG	7,165	302,094
Infineon Technologies AG	48,679	942,852
K&S AG	34,488	489,729
KION Group AG	5,383	358,173
Kloeckner & Co. SE	42,921	247,965
LANXESS AG	10,927	710,028
Leoni AG *	17,153	203,189
Merck KGaA	5,657	674,690
METRO AG	44,424	725,417
MTU Aero Engines AG	1,720	459,981
Muenchener Rueckversicherungs-Gesellschaft AG	12,810	3,559,125
OSRAM Licht AG	13,684	610,470
ProSiebenSat.1 Media SE	40,396	596,510
Security	Number of Shares	Value ($)
Rheinmetall AG	3,307	398,846
RTL Group S.A.	5,231	265,803
RWE AG	102,759	3,131,525
Salzgitter AG	14,641	265,486
SAP SE	30,852	4,087,935
Siemens AG	69,389	8,007,490
Symrise AG	3,611	347,042
Telefonica Deutschland Holding AG	107,309	340,494
ThyssenKrupp AG	57,711	822,993
Uniper SE	56,525	1,761,689
United Internet AG	8,807	265,869
Volkswagen AG	5,921	1,119,307
Vonovia SE	12,814	682,408
		108,116,353

Hong Kong 1.6%
AIA Group Ltd.	280,800	2,796,268
BOC Hong Kong (Holdings) Ltd.	204,000	700,867
China Mengniu Dairy Co., Ltd. *	103,000	410,635
CK Asset Holdings Ltd.	133,500	928,854
CK Hutchison Holdings Ltd.	175,500	1,620,405
CLP Holdings Ltd.	110,000	1,142,396
Galaxy Entertainment Group Ltd.	85,000	585,279
Hang Seng Bank Ltd.	28,100	586,309
Henderson Land Development Co., Ltd.	53,300	266,211
Hong Kong & China Gas Co., Ltd.	224,208	435,166
Hong Kong Exchanges & Clearing Ltd.	13,121	408,772
Hongkong Land Holdings Ltd.	50,300	276,318
Jardine Matheson Holdings Ltd.	15,000	855,165
Jardine Strategic Holdings Ltd.	12,790	413,012
Lenovo Group Ltd.	978,000	681,806
Li & Fung Ltd.	4,036,000	441,380
Link REIT	36,500	397,536
MTR Corp., Ltd.	76,364	437,855
New World Development Co., Ltd.	516,689	739,090
Noble Group Ltd. *(a)	18,617,693	205,274
PCCW Ltd.	595,000	353,379
Sands China Ltd.	144,000	709,289
Sino Land Co., Ltd.	174,000	260,107
SJM Holdings Ltd.	300,000	320,472
Sun Hung Kai Properties Ltd.	88,000	1,333,491
Swire Pacific Ltd., Class A	63,300	603,393
Swire Pacific Ltd., Class B	101,251	149,520
Techtronic Industries Co., Ltd.	51,000	398,566
The Wharf Holdings Ltd.	213,000	483,351
Want Want China Holdings Ltd.	375,000	315,903
WH Group Ltd.	1,024,500	1,081,403
Wharf Real Estate Investment Co., Ltd.	39,000	229,387
Wheelock & Co., Ltd.	75,000	463,845
Yue Yuen Industrial Holdings Ltd.	134,000	377,637
		21,408,341

Ireland 0.1%
Bank of Ireland Group plc	78,439	378,079
Kerry Group plc, Class A	4,617	558,188
		936,267

Israel 0.2%
Bank Hapoalim B.M.	63,568	508,776
Bank Leumi Le-Israel B.M.	62,643	456,307
Bezeq The Israeli Telecommunication Corp., Ltd. *	651,735	430,024

19
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Israel Chemicals Ltd.	78,499	348,933
Teva Pharmaceutical Industries Ltd. *	119,001	974,791
		2,718,831

Italy 3.4%
A2A S.p.A.	155,007	311,173
Assicurazioni Generali S.p.A.	124,816	2,530,954
Atlantia S.p.A.	40,206	993,326
Banco BPM S.p.A. *	190,681	434,059
BPER Banca	73,443	328,568
CNH Industrial N.V.	108,416	1,180,396
Enel S.p.A.	1,041,366	8,070,959
Eni S.p.A.	510,251	7,741,010
EXOR N.V.	37,411	2,868,077
Fiat Chrysler Automobiles N.V.	224,877	3,489,813
Hera S.p.A.	81,111	347,456
Intesa Sanpaolo S.p.A.	1,705,811	4,274,462
Leonardo S.p.A.	42,667	495,688
Mediobanca Banca di Credito Finanziario S.p.A.	34,258	407,373
Pirelli & C S.p.A.	43,605	252,076
Poste Italiane S.p.A	38,558	468,341
Prysmian S.p.A.	24,252	561,004
Saipem S.p.A. *	78,888	358,076
Saras S.p.A.	171,161	328,700
Snam S.p.A.	154,925	795,370
Telecom Italia S.p.A. *	3,379,766	1,978,156
Tenaris S.A.	45,316	459,726
Terna - Rete Elettrica Nationale S.p.A.	76,198	503,623
UniCredit S.p.A.	353,659	4,486,883
Unione di Banche Italiane S.p.A.	191,951	584,735
Unipol Gruppo S.p.A.	78,985	440,820
		44,690,824

Japan 24.8%
Aeon Co., Ltd.	82,900	1,667,977
AGC, Inc.	36,500	1,283,342
Air Water, Inc.	23,100	432,455
Aisin Seiki Co., Ltd.	41,300	1,648,275
Ajinomoto Co., Inc.	47,700	906,881
Alfresa Holdings Corp.	27,900	622,975
Alps Alpine Co., Ltd.	29,700	636,727
Amada Holdings Co., Ltd.	32,000	364,419
ANA Holdings, Inc.	15,400	528,812
Asahi Group Holdings Ltd.	24,500	1,226,897
Asahi Kasei Corp.	160,900	1,786,206
Asics Corp.	21,000	360,535
Astellas Pharma, Inc.	137,300	2,356,437
Bandai Namco Holdings, Inc.	12,700	780,912
Bic Camera, Inc.	22,300	243,473
Bridgestone Corp.	92,300	3,835,056
Brother Industries Ltd.	33,100	622,082
Canon, Inc.	132,300	3,630,274
Casio Computer Co., Ltd.	23,100	374,995
Central Japan Railway Co.	12,300	2,523,149
Chubu Electric Power Co., Inc.	118,400	1,776,265
Chugai Pharmaceutical Co., Ltd.	4,500	378,701
Citizen Watch Co., Ltd.	53,400	283,904
Coca-Cola Bottlers Japan Holdings, Inc.	13,900	315,586
COMSYS Holdings Corp.	11,400	336,313
Concordia Financial Group Ltd.	98,600	402,084
Cosmo Energy Holdings Co., Ltd.	19,200	410,580
Dai Nippon Printing Co., Ltd.	52,100	1,391,513
Dai-ichi Life Holdings, Inc.	104,400	1,701,658
Security	Number of Shares	Value ($)
Daicel Corp.	49,400	441,608
Daido Steel Co., Ltd.	7,300	318,558
Daiichi Sankyo Co., Ltd.	27,900	1,834,531
Daikin Industries Ltd.	14,100	1,973,430
Daito Trust Construction Co., Ltd.	6,600	874,635
Daiwa House Industry Co., Ltd.	67,200	2,313,366
Daiwa Securities Group, Inc.	161,200	724,562
Denka Co., Ltd.	12,000	346,304
Denso Corp.	65,300	3,031,874
Dentsu, Inc.	17,101	611,356
DIC Corp.	16,500	472,644
Dowa Holdings Co., Ltd.	9,000	310,718
East Japan Railway Co.	33,618	3,051,875
Ebara Corp.	13,800	408,291
EDION Corp.	31,600	314,045
Eisai Co., Ltd.	11,000	796,279
Electric Power Development Co., Ltd.	26,600	645,859
Fanuc Corp.	8,900	1,755,518
Fast Retailing Co., Ltd.	1,300	801,699
Fuji Electric Co., Ltd.	13,800	438,586
FUJIFILM Holdings Corp.	43,100	1,892,185
Fujikura Ltd.	101,300	470,039
Fujitsu Ltd.	31,200	2,765,225
Furukawa Electric Co., Ltd.	13,900	388,523
H2O Retailing Corp.	25,600	290,343
Hakuhodo DY Holdings, Inc.	27,500	410,375
Hankyu Hanshin Holdings, Inc.	17,300	692,294
Hanwa Co., Ltd.	15,300	445,743
Haseko Corp.	41,000	529,079
Hino Motors Ltd.	59,600	563,477
Hitachi Construction Machinery Co., Ltd.	12,700	327,815
Hitachi Ltd.	173,300	6,467,979
Hitachi Metals Ltd.	34,800	436,751
Hokuriku Electric Power Co. *	39,900	284,377
Honda Motor Co., Ltd.	375,700	10,164,179
Hoya Corp.	13,150	1,162,160
Ibiden Co., Ltd.	18,200	420,251
Idemitsu Kosan Co., Ltd.	160,069	4,705,272
IHI Corp.	20,100	495,327
Iida Group Holdings Co., Ltd.	26,600	443,079
Inpex Corp.	154,800	1,431,045
Isetan Mitsukoshi Holdings Ltd.	76,100	606,910
Isuzu Motors Ltd.	78,900	916,811
ITOCHU Corp.	142,400	2,977,282
J. Front Retailing Co., Ltd.	43,700	555,684
Japan Airlines Co., Ltd.	13,000	405,107
Japan Display, Inc. *(b)	578,000	337,707
Japan Post Bank Co., Ltd.	30,200	300,415
Japan Post Holdings Co., Ltd.	144,900	1,330,070
Japan Tobacco, Inc.	115,800	2,617,393
JFE Holdings, Inc.	144,400	1,806,103
JGC Holdings Corp.	37,700	545,272
JSR Corp.	24,400	458,079
JTEKT Corp.	53,700	684,910
JXTG Holdings, Inc.	685,650	3,204,892
K's Holdings Corp.	37,100	423,879
Kajima Corp.	52,900	726,982
Kaneka Corp.	10,800	359,517
Kao Corp.	19,900	1,599,933
Kawasaki Heavy Industries Ltd.	29,200	700,751
Kawasaki Kisen Kaisha Ltd. *	30,800	458,302
KDDI Corp.	192,800	5,334,996
Keio Corp.	5,500	340,249
Kewpie Corp.	14,600	331,379
Keyence Corp.	1,146	724,612
Kikkoman Corp.	8,100	389,631
Kinden Corp.	18,000	270,771

20
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Kintetsu Group Holdings Co., Ltd.	11,400	621,367
Kirin Holdings Co., Ltd.	67,600	1,434,090
Kobe Steel Ltd.	129,100	694,109
Koito Manufacturing Co., Ltd.	9,900	517,901
Komatsu Ltd.	93,900	2,198,660
Konica Minolta, Inc.	85,700	629,021
Kubota Corp.	90,000	1,429,493
Kuraray Co., Ltd.	53,000	630,557
Kyocera Corp.	25,600	1,679,536
Kyushu Electric Power Co., Inc.	71,100	710,535
Kyushu Railway Co.	11,700	386,539
Leopalace21 Corp. *(b)	109,900	299,859
LIXIL Group Corp.	52,500	976,390
Makita Corp.	16,300	548,183
Marubeni Corp.	284,200	2,000,222
Matsumotokiyoshi Holdings Co., Ltd.	8,900	313,496
Mazda Motor Corp.	174,000	1,597,375
Medipal Holdings Corp.	29,800	680,856
MEIJI Holdings Co., Ltd.	11,500	828,895
Minebea Mitsumi, Inc.	34,700	659,007
MISUMI Group, Inc.	11,500	289,096
Mitsubishi Chemical Holdings Corp.	244,300	1,861,865
Mitsubishi Corp.	116,900	2,973,282
Mitsubishi Electric Corp.	258,300	3,690,446
Mitsubishi Estate Co., Ltd.	52,500	1,019,307
Mitsubishi Gas Chemical Co., Inc.	31,200	440,136
Mitsubishi Heavy Industries Ltd.	52,600	2,128,687
Mitsubishi Materials Corp.	31,000	891,406
Mitsubishi Motors Corp.	125,300	572,095
Mitsubishi Tanabe Pharma Corp.	21,400	256,121
Mitsubishi UFJ Financial Group, Inc.	1,305,934	6,770,338
Mitsui & Co., Ltd.	209,500	3,597,945
Mitsui Chemicals, Inc.	30,900	734,846
Mitsui Fudosan Co., Ltd.	55,500	1,419,847
Mitsui Mining & Smelting Co., Ltd.	14,100	394,062
Mitsui O.S.K. Lines Ltd.	28,100	765,402
Mizuho Financial Group, Inc.	2,383,116	3,699,729
MS&AD Insurance Group Holdings, Inc.	48,790	1,575,488
Murata Manufacturing Co., Ltd.	33,800	1,840,348
Nagase & Co., Ltd.	29,400	444,559
Nagoya Railroad Co., Ltd.	14,900	473,639
NEC Corp.	38,100	1,509,926
NGK Insulators Ltd.	27,700	425,548
NGK Spark Plug Co., Ltd.	24,000	486,571
NH Foods Ltd.	21,900	920,147
NHK Spring Co., Ltd.	40,800	333,303
Nichirei Corp.	11,400	261,799
Nidec Corp.	6,900	1,015,858
Nikon Corp.	42,200	538,063
Nintendo Co., Ltd.	2,080	762,918
Nippon Electric Glass Co., Ltd.	14,300	322,130
Nippon Express Co., Ltd.	13,500	770,250
Nippon Paper Industries Co., Ltd.	26,400	455,073
Nippon Shokubai Co., Ltd.	4,300	265,150
Nippon Steel Corp.	204,500	2,984,785
Nippon Steel Trading Corp.	6,300	263,767
Nippon Telegraph & Telephone Corp.	106,808	5,302,259
Nippon Yusen K.K.	58,300	1,047,364
Nissan Motor Co., Ltd.	476,900	3,009,515
Nisshin Seifun Group, Inc.	20,730	410,956
Nisshinbo Holdings, Inc.	34,000	283,076
Nissin Foods Holdings Co., Ltd.	4,700	355,021
Nitori Holdings Co., Ltd.	3,200	487,075
Nitto Denko Corp.	20,400	1,128,644
NOK Corp.	28,000	438,565
Nomura Holdings, Inc.	395,000	1,795,268
Nomura Real Estate Holdings, Inc.	14,200	336,531
Security	Number of Shares	Value ($)
NSK Ltd.	76,200	708,539
NTN Corp.	116,400	360,904
NTT Data Corp.	50,000	656,542
NTT DOCOMO, Inc.	121,900	3,341,900
Obayashi Corp.	85,000	874,768
Odakyu Electric Railway Co., Ltd.	16,600	404,080
Oji Holdings Corp.	146,000	754,855
Olympus Corp.	57,800	786,449
Omron Corp.	18,100	1,058,882
Ono Pharmaceutical Co., Ltd.	15,000	282,553
Oriental Land Co., Ltd.	3,800	557,084
ORIX Corp.	98,300	1,544,774
Osaka Gas Co., Ltd.	67,000	1,310,164
Otsuka Corp.	7,600	306,416
Otsuka Holdings Co., Ltd.	33,400	1,392,453
Pan Pacific International Holdings Corp.	20,000	314,827
Panasonic Corp.	385,750	3,241,989
Recruit Holdings Co., Ltd.	36,400	1,209,719
Renesas Electronics Corp. *	55,600	376,394
Resona Holdings, Inc.	194,758	846,917
Ricoh Co., Ltd.	130,800	1,164,854
Rohm Co., Ltd.	6,700	530,833
Ryohin Keikaku Co., Ltd.	13,800	307,219
San-Ai Oil Co., Ltd.	30,900	323,500
Santen Pharmaceutical Co., Ltd.	18,200	322,383
Secom Co., Ltd.	10,900	1,010,031
Sega Sammy Holdings, Inc.	21,900	308,201
Seiko Epson Corp.	45,800	647,660
Seino Holdings Co., Ltd.	25,900	333,022
Sekisui Chemical Co., Ltd.	51,900	904,915
Sekisui House Ltd.	87,300	1,882,570
Seven & i Holdings Co., Ltd.	86,300	3,260,439
SG Holdings Co., Ltd.	13,000	321,930
Shikoku Electric Power Co., Inc.	24,400	241,887
Shimadzu Corp.	12,900	344,509
Shimamura Co., Ltd.	4,700	398,105
Shimano, Inc.	3,000	499,352
Shimizu Corp.	72,500	675,845
Shin-Etsu Chemical Co., Ltd.	22,400	2,497,627
Shionogi & Co., Ltd.	9,300	558,213
Shiseido Co., Ltd.	9,100	750,276
Showa Denko K.K.	16,500	462,939
Skylark Holdings Co., Ltd.	15,900	288,587
SMC Corp.	2,100	907,286
Softbank Corp.	84,100	1,153,626
SoftBank Group Corp.	127,800	4,916,006
Sojitz Corp.	199,800	628,879
Sompo Holdings, Inc.	33,700	1,324,615
Sony Corp.	56,900	3,463,454
Stanley Electric Co., Ltd.	14,600	404,029
Subaru Corp.	104,300	2,988,978
Sumitomo Chemical Co., Ltd.	262,100	1,198,944
Sumitomo Corp.	127,700	2,074,153
Sumitomo Electric Industries Ltd.	168,100	2,305,282
Sumitomo Forestry Co., Ltd.	30,100	436,887
Sumitomo Heavy Industries Ltd.	15,700	487,674
Sumitomo Metal Mining Co., Ltd.	27,900	933,246
Sumitomo Mitsui Financial Group, Inc.	131,010	4,651,270
Sumitomo Mitsui Trust Holdings, Inc.	28,300	1,031,405
Sumitomo Realty & Development Co., Ltd.	18,900	686,037
Sumitomo Rubber Industries Ltd.	44,700	592,443
Suntory Beverage & Food Ltd.	9,800	418,958
Suzuken Co., Ltd.	11,730	626,310
Suzuki Motor Corp.	45,600	2,152,964
Sysmex Corp.	5,300	345,815

21
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
T&D Holdings, Inc.	54,550	607,563
Taiheiyo Cement Corp.	20,000	565,779
Taisei Corp.	20,900	824,158
Takashimaya Co., Ltd.	34,200	396,994
Takeda Pharmaceutical Co., Ltd.	69,521	2,512,006
TDK Corp.	13,300	1,312,361
Teijin Ltd.	31,900	639,223
Terumo Corp.	21,700	708,217
The Chugoku Electric Power Co., Inc.	44,500	592,818
The Kansai Electric Power Co., Inc.	109,400	1,276,274
The Yokohama Rubber Co., Ltd.	16,200	361,831
TIS, Inc.	6,200	375,928
Tobu Railway Co., Ltd.	16,200	540,592
Toho Gas Co., Ltd.	9,800	381,696
Toho Holdings Co., Ltd.	11,800	299,276
Tohoku Electric Power Co., Inc.	111,000	1,140,833
Tokio Marine Holdings, Inc.	44,300	2,395,105
Tokyo Electric Power Co. Holdings, Inc. *	523,900	2,426,255
Tokyo Electron Ltd.	6,900	1,397,930
Tokyo Gas Co., Ltd.	67,700	1,652,626
Tokyu Corp.	36,000	680,890
Tokyu Fudosan Holdings Corp.	63,700	422,516
Toppan Printing Co., Ltd.	53,700	993,198
Toray Industries, Inc.	206,000	1,455,831
Toshiba Corp.	22,100	755,735
Tosoh Corp.	48,600	665,456
TOTO Ltd.	11,600	473,579
Toyo Seikan Group Holdings Ltd.	27,000	426,691
Toyo Suisan Kaisha Ltd.	8,800	370,524
Toyoda Gosei Co., Ltd.	17,700	414,086
Toyota Industries Corp.	17,600	1,056,043
Toyota Motor Corp.	303,318	21,044,471
Toyota Tsusho Corp.	50,800	1,752,525
TS Tech Co., Ltd.	12,300	393,938
Tsuruha Holdings, Inc.	3,200	359,963
Ube Industries Ltd.	22,000	471,046
Unicharm Corp.	13,700	464,305
West Japan Railway Co.	17,563	1,526,055
Yakult Honsha Co., Ltd.	4,700	269,356
Yamada Denki Co., Ltd.	173,900	840,542
Yamaha Corp.	8,900	414,466
Yamaha Motor Co., Ltd.	47,200	923,842
Yamato Holdings Co., Ltd.	41,100	689,354
Yamazaki Baking Co., Ltd.	19,800	337,564
Yaskawa Electric Corp.	10,800	410,807
Yokogawa Electric Corp.	18,200	333,477
Z Holdings Corp.	167,400	515,377
		329,034,142

Netherlands 2.4%
Aalberts N.V.	7,422	299,090
ABN AMRO Group N.V. CVA	33,259	619,950
Aegon N.V.	268,541	1,165,021
Akzo Nobel N.V.	16,440	1,515,659
APERAM S.A.	10,208	261,549
ArcelorMittal	156,925	2,333,314
ASML Holding N.V.	7,002	1,835,324
ASR Nederland N.V.	12,460	456,766
Boskalis Westminster N.V.	14,305	314,868
Heineken Holding N.V.	8,518	812,749
Heineken N.V.	11,644	1,189,079
ING Groep N.V.	341,540	3,867,423
Koninklijke Ahold Delhaize N.V.	164,736	4,105,230
Koninklijke DSM N.V.	10,403	1,234,711
Koninklijke KPN N.V.	374,904	1,163,840
Koninklijke Philips N.V.	58,501	2,566,677
Security	Number of Shares	Value ($)
NN Group N.V.	22,786	869,443
Prosus N.V. *	2,999	206,808
Randstad N.V.	18,376	1,019,810
Signify N.V.	26,859	786,970
SNS Reaal N.V. *(a)(b)	124,822	—
Unibail-Rodamco-Westfield	5,201	804,263
Unilever N.V.	71,008	4,197,047
Wolters Kluwer N.V.	10,318	759,952
		32,385,543

New Zealand 0.1%
Contact Energy Ltd.	71,699	339,108
Fletcher Building Ltd.	177,921	522,756
Spark New Zealand Ltd.	193,204	554,237
		1,416,101

Norway 0.7%
DNB A.S.A.	69,033	1,256,903
Equinor A.S.A.	162,568	3,018,185
Mowi A.S.A.	25,760	628,852
Norsk Hydro A.S.A.	226,492	800,323
Orkla A.S.A.	60,722	583,650
Seadrill Ltd. *(b)	57,514	103,777
Subsea 7 S.A.	47,212	443,543
Telenor A.S.A.	66,491	1,244,429
Yara International A.S.A.	26,644	1,037,949
		9,117,611

Poland 0.3%
Bank Polska Kasa Opieki S.A.	16,020	452,416
Kghm Polska Miedz S.A. *	22,898	502,007
PGE Polska Grupa Energetyczna S.A. *	181,867	389,952
Polski Koncern Naftowy Orlen S.A.	57,584	1,574,525
Polskie Gornictwo Naftowe i Gazownictwo S.A.	259,182	319,317
Powszechna Kasa Oszczednosci Bank Polski S.A.	38,855	387,963
Powszechny Zaklad Ubezpieczen S.A.	46,776	452,656
Tauron Polska Energia S.A. *	665,762	288,144
		4,366,980

Portugal 0.2%
EDP - Energias de Portugal S.A.	370,217	1,525,009
Galp Energia, SGPS, S.A.	57,614	921,523
Jeronimo Martins, SGPS, S.A.	24,734	415,621
		2,862,153

Republic of Korea 5.2%
Amorepacific Corp.	2,204	362,587
CJ CheilJedang Corp.	1,298	255,120
CJ Corp.	4,203	297,080
Daelim Industrial Co., Ltd.	3,786	294,284
DB Insurance Co., Ltd.	7,672	332,624
Doosan Heavy Industries & Construction Co., Ltd. *	54,818	289,064
E-Mart, Inc.	5,325	509,356
GS Holdings Corp.	10,913	465,081
Hana Financial Group, Inc.	30,552	884,558
Hankook Tire & Technology Co., Ltd.	15,564	415,016
Hanwha Chemical Corp.	16,811	235,224

22
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Hanwha Corp.	15,868	323,493
Hyundai Engineering & Construction Co., Ltd.	12,686	467,391
Hyundai Glovis Co., Ltd.	3,502	453,621
Hyundai Marine & Fire Insurance Co., Ltd.	13,020	282,752
Hyundai Mobis Co., Ltd.	12,784	2,607,086
Hyundai Motor Co.	33,448	3,503,489
Hyundai Steel Co.	22,691	617,987
Hyundai Wia Corp.	8,226	361,494
Industrial Bank of Korea	36,896	373,659
KB Financial Group, Inc.	34,518	1,242,627
Kia Motors Corp.	72,811	2,661,050
Korea Electric Power Corp. *	104,619	2,287,036
Korea Gas Corp.	9,139	308,765
Korea Shipbuilding & Offshore Engineering Co., Ltd. *	6,006	627,702
Korea Zinc Co., Ltd.	1,019	379,713
Korean Air Lines Co., Ltd.	14,877	318,421
KT&G Corp.	8,045	690,596
LG Chem Ltd.	4,904	1,293,896
LG Corp.	7,621	454,338
LG Display Co., Ltd. *	120,884	1,417,006
LG Electronics, Inc.	29,737	1,704,204
LG Household & Health Care Ltd.	308	333,286
LG Uplus Corp.	37,611	434,507
Lotte Chemical Corp.	2,639	513,428
Lotte Shopping Co., Ltd.	3,666	391,830
NAVER Corp.	3,445	485,733
POSCO	19,603	3,556,877
Posco International Corp.	17,303	270,425
S-Oil Corp.	6,199	529,587
Samsung C&T Corp.	4,359	373,266
Samsung Electro-Mechanics Co., Ltd.	5,392	522,023
Samsung Electronics Co., Ltd.	550,670	23,799,873
Samsung Fire & Marine Insurance Co., Ltd.	3,498	650,711
Samsung Heavy Industries Co., Ltd. *	52,252	324,443
Samsung Life Insurance Co., Ltd.	6,976	423,634
Samsung SDI Co., Ltd.	2,077	405,318
Samsung SDS Co., Ltd.	1,857	320,734
Shinhan Financial Group Co., Ltd.	45,115	1,643,769
SK Holdings Co., Ltd.	3,591	796,679
SK Hynix, Inc.	45,301	3,185,383
SK Innovation Co., Ltd.	15,632	2,139,013
SK Networks Co., Ltd.	92,316	460,465
SK Telecom Co., Ltd.	2,378	486,054
Woongjin Coway Co., Ltd.	3,848	303,620
Woori Financial Group, Inc.	58,936	594,182
		69,661,160

Singapore 0.8%
CapitaLand Ltd.	161,000	425,559
ComfortDelGro Corp., Ltd.	236,600	399,542
DBS Group Holdings Ltd.	83,656	1,594,556
Golden Agri-Resources Ltd.	1,561,300	234,353
Hutchison Port Holdings Trust, Class U	1,264,264	195,836
Jardine Cycle & Carriage Ltd.	13,900	334,186
Keppel Corp., Ltd.	179,300	902,844
Oversea-Chinese Banking Corp., Ltd.	164,041	1,318,760
Sembcorp Industries Ltd.	162,800	273,323
Singapore Airlines Ltd.	83,470	576,925
Singapore Telecommunications Ltd.	636,686	1,541,769
Security	Number of Shares	Value ($)
United Overseas Bank Ltd.	65,652	1,292,519
Wilmar International Ltd.	326,566	897,886
		9,988,058

Spain 3.1%
Acerinox S.A.	27,884	261,422
ACS Actividades de Construccion y Servicios S.A.	29,956	1,215,558
Aena SME S.A.	2,613	479,648
Amadeus IT Group S.A.	11,135	823,748
Banco Bilbao Vizcaya Argentaria S.A.	699,207	3,682,603
Banco De Sabadell S.A.	1,060,589	1,165,831
Banco Santander S.A.	2,639,623	10,598,872
Bankia S.A.	124,224	236,997
Bankinter S.A.	41,807	289,551
CaixaBank S.A.	189,210	542,578
Enagas S.A.	15,440	382,056
Endesa S.A.	46,710	1,272,139
Ferrovial S.A.	28,027	826,886
Grifols S.A.	11,627	375,093
Iberdrola S.A.	485,808	4,993,617
Industria de Diseno Textil S.A.	49,506	1,542,647
Mapfre S.A.	147,875	412,718
Naturgy Energy Group S.A.	36,793	1,002,428
Red Electrica Corp. S.A.	24,386	490,098
Repsol S.A.	228,522	3,765,974
Telefonica S.A.	874,825	6,718,025
		41,078,489

Sweden 2.1%
Alfa Laval AB	18,599	430,479
Assa Abloy AB, Class B	43,444	1,031,724
Atlas Copco AB, A Shares	35,507	1,253,273
Atlas Copco AB, B Shares	20,255	628,479
BillerudKorsnas AB	22,510	270,729
Boliden AB	29,720	801,473
Electrolux AB, B Shares	26,165	687,913
Epiroc AB, Class A	21,691	244,398
Epiroc AB, Class B	15,190	165,440
Essity AB, Class B	33,633	1,050,719
Hennes & Mauritz AB, B Shares	123,082	2,579,737
Hexagon AB, B Shares	8,146	417,058
Husqvarna AB, B Shares	40,524	310,450
ICA Gruppen AB	8,101	358,483
Industrivarden AB, A Shares	7,098	157,120
Industrivarden AB, C Shares	8,507	184,318
Investor AB, A Shares	7,475	376,802
Investor AB, B Shares	23,587	1,210,118
Kinnevik AB, Class B	9,957	272,499
Sandvik AB	77,186	1,363,670
Securitas AB, B Shares	33,351	534,020
Skandinaviska Enskilda Banken AB, A Shares	114,111	1,094,477
Skanska AB, B Shares	51,181	1,090,505
SKF AB, B Shares	47,712	863,881
SSAB AB, A Shares	54,465	152,445
SSAB AB, B Shares	100,831	254,015
Svenska Handelsbanken AB, A Shares	124,315	1,247,601
Swedbank AB, A Shares	92,958	1,302,647
Swedish Match AB	9,579	450,006
Tele2 AB, B Shares	45,264	647,961
Telefonaktiebolaget LM Ericsson, B Shares	281,457	2,459,592
Telia Co. AB	340,392	1,497,353

23
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Trelleborg AB, B Shares	24,768	400,514
Volvo AB, B Shares	146,138	2,189,990
		27,979,889

Switzerland 5.4%
ABB Ltd.	166,871	3,504,288
Adecco Group AG	28,556	1,697,544
Alcon, Inc. *	21,503	1,271,647
Baloise Holding AG	2,772	512,691
Chocoladefabriken Lindt & Spruengli AG	3	245,717
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	30	222,909
Cie Financiere Richemont S.A.	30,200	2,373,151
Clariant AG *	15,078	309,288
Credit Suisse Group AG *	126,296	1,563,275
Geberit AG	1,233	626,475
Georg Fischer AG	390	372,470
Givaudan S.A.	329	966,580
Julius Baer Group Ltd. *	8,695	385,046
Kuehne & Nagel International AG	4,121	665,777
LafargeHolcim Ltd. *	45,716	2,359,790
Lonza Group AG *	1,542	555,787
Nestle S.A.	141,908	15,181,504
Novartis AG	101,353	8,855,738
Pargesa Holding S.A.	2,692	212,799
Roche Holding AG	34,016	10,237,313
Roche Holding AG - Bearer Shares	1,338	398,894
Schindler Holding AG	838	198,450
Schindler Holding AG - Participation Certificates	1,533	375,579
Schweizerische Nationalbank	310	1,787,588
SGS S.A.	244	636,377
Sika AG	5,147	884,803
Sonova Holding AG	1,364	313,008
Swiss Life Holding AG	1,695	848,884
Swiss Prime Site AG *	3,587	369,719
Swiss Re AG	33,911	3,556,881
Swisscom AG	2,306	1,179,506
The Swatch Group AG	4,755	255,279
The Swatch Group AG - Bearer Shares	3,163	877,031
UBS Group AG *	217,342	2,572,277
Zurich Insurance Group AG	11,891	4,657,705
		71,031,770

United Kingdom 15.8%
3i Group plc	46,209	675,247
Admiral Group plc	11,552	302,336
Aggreko plc	40,157	411,691
Anglo American plc	72,919	1,876,723
Antofagasta plc	32,880	370,318
Ashtead Group plc	27,392	833,972
Associated British Foods plc	33,486	966,566
AstraZeneca plc	58,258	5,681,158
Aviva plc	347,453	1,872,788
Babcock International Group plc	47,658	342,289
BAE Systems plc	300,628	2,245,604
Barclays plc	1,857,826	4,029,758
Barratt Developments plc	103,953	850,107
Bellway plc	11,531	471,957
BHP Group plc	176,852	3,751,127
BP plc	3,070,750	19,472,734
British American Tobacco plc	163,172	5,707,081
BT Group plc	1,405,839	3,730,895
Bunzl plc	21,940	570,763
Security	Number of Shares	Value ($)
Burberry Group plc	28,483	755,283
Capita plc *	231,213	467,704
Carnival plc	12,812	512,695
Centrica plc	1,669,208	1,570,836
Coca-Cola HBC AG *	11,951	363,892
Compass Group plc	79,701	2,121,967
CRH plc	53,414	1,947,113
Croda International plc	4,994	311,584
DCC plc	8,482	795,437
Diageo plc	79,161	3,240,137
Direct Line Insurance Group plc	200,572	707,167
Dixons Carphone plc	403,841	686,758
Drax Group plc	88,331	339,580
DS Smith plc	113,620	526,767
easyJet plc	36,248	581,490
Experian plc	32,828	1,034,781
Ferguson plc	22,783	1,945,516
FirstGroup plc *	432,836	723,830
Flutter Entertainment plc	2,720	280,526
G4S plc	185,330	497,044
GlaxoSmithKline plc	325,847	7,463,505
Glencore plc *	2,597,907	7,841,466
Hays plc	178,193	362,635
Hiscox Ltd.	14,064	271,588
HSBC Holdings plc	1,493,939	11,286,871
IMI plc	27,414	356,496
Imperial Brands plc	105,965	2,324,391
Inchcape plc	84,704	708,172
Informa plc	42,300	425,168
Inmarsat plc	56,745	404,814
InterContinental Hotels Group plc	9,099	550,623
International Consolidated Airlines Group S.A.	90,220	621,039
Intertek Group plc	4,921	341,202
Investec plc	55,663	315,579
ITV plc	454,889	789,125
J. Sainsbury plc	492,767	1,298,576
John Wood Group plc	72,625	318,869
Johnson Matthey plc	34,576	1,373,597
Kingfisher plc	645,623	1,731,953
Land Securities Group plc	42,783	521,119
Legal & General Group plc	434,903	1,486,646
Lloyds Banking Group plc	5,337,399	3,926,223
London Stock Exchange Group plc	5,013	451,766
M&G plc *	123,823	342,923
Marks & Spencer Group plc	455,387	1,072,796
Meggitt plc	65,668	531,341
Micro Focus International plc	10,428	143,126
Mondi plc	47,523	985,337
National Grid plc	438,769	5,130,211
Next plc	12,730	1,085,696
Pearson plc	73,566	649,705
Pennon Group plc	37,058	431,164
Persimmon plc	29,101	858,371
Prudential plc	122,333	2,136,771
Reckitt Benckiser Group plc	30,888	2,390,163
RELX plc	64,894	1,562,346
Rentokil Initial plc	58,688	345,390
Rio Tinto plc	100,460	5,230,129
Rolls-Royce Holdings plc *	146,429	1,347,403
Royal Dutch Shell plc, A Shares	467,168	13,542,304
Royal Dutch Shell plc, B Shares	525,833	15,143,866
Royal Mail plc	423,155	1,157,942
RSA Insurance Group plc	64,865	438,831
Severn Trent plc	22,391	654,044
Smith & Nephew plc	37,471	804,368
Smiths Group plc	32,400	677,278
Smurfit Kappa Group plc	19,711	655,732

24
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
SSE plc	164,110	2,730,141
St. James's Place plc	21,987	296,562
Standard Chartered plc	281,238	2,551,934
Standard Life Aberdeen plc	239,659	942,258
Tate & Lyle plc	50,379	439,420
Taylor Wimpey plc	369,876	793,274
Tesco plc	949,756	2,899,180
The Berkeley Group Holdings plc	11,925	679,718
The British Land Co., plc	43,287	348,033
The Sage Group plc	54,978	512,400
The Weir Group plc	19,086	333,376
Travis Perkins plc	47,410	880,600
TUI AG	57,482	751,995
Unilever plc	50,440	3,020,294
United Utilities Group plc	63,304	714,804
Virgin Money UK plc	157,384	280,044
Vodafone Group plc	5,142,911	10,495,238
Whitbread plc	11,280	593,741
William Hill plc	168,837	432,253
WM Morrison Supermarkets plc	560,859	1,448,897
WPP plc	173,614	2,166,626
		209,372,669
Total Common Stock
(Cost $1,207,269,003)		1,305,855,393

Preferred Stock 1.1% of net assets

Germany 0.7%
Bayerische Motoren Werke AG	11,509	708,415
Fuchs Petrolub SE	7,201	306,793
Henkel AG & Co. KGaA	11,006	1,143,223
Volkswagen AG	35,808	6,807,288
		8,965,719

Italy 0.1%
Telecom Italia S.p.A. - RSP	1,847,982	1,069,619

Republic of Korea 0.3%
Hyundai Motor Co., Ltd.	5,864	367,746
Hyundai Motor Co., Ltd. 2nd	8,388	570,581
LG Chem Ltd.	863	127,286
Samsung Electronics Co., Ltd.	95,903	3,375,864
		4,441,477

United Kingdom 0.0%
Rolls-Royce Holdings plc *(a)	6,867,938	8,896
Total Preferred Stock
(Cost $13,101,728)		14,485,711

Other Investment Company 0.1% of net assets

United States 0.1%
Securities Lending Collateral 0.1%
Wells Fargo Government Money Market Fund, Select Class 1.75% (c)	2,090,033	2,090,033
Total Other Investment Company
(Cost $2,090,033)		2,090,033
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.0% of net assets

Time Deposits 0.0%
Brown Brothers Harriman
Australian Dollar
0.35%, 11/01/19 (d)	598	412
Canadian Dollar
0.87%, 11/01/19 (d)	61,756	46,888
Danish Krone
(0.95%), 11/01/19 (d)	5,146	768
Euro
(0.67%), 11/01/19 (d)	34	38
Hong Kong Dollar
2.30%, 11/01/19 (d)	156,042	19,914
New Zealand Dollar
0.50%, 11/01/19 (d)	2	1
Norwegian Krone
0.60%, 11/01/19 (d)	199,474	21,691
Pound Sterling
0.38%, 11/01/19 (d)	14,157	18,339
Singapore Dollar
0.55%, 11/01/19 (d)	1,348	991
Swedish Krona
(0.37%), 11/01/19 (d)	150,077	15,543
Swiss Franc
(1.57%), 11/01/19 (d)	3,164	3,207
Sumitomo Mitsui Banking Corp.
Japanese Yen
(0.27%), 11/01/19 (d)	2,724,913	25,233
Total Short-Term Investments
(Cost $153,025)		153,025

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI EAFE Index, expires 12/20/19	67	6,556,620	98,243
*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $1,746,171.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

25
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.3% of net assets

Australia 5.3%
Adelaide Brighton Ltd.	208,631	443,119
ALS Ltd.	108,930	605,823
Ansell Ltd.	36,883	701,396
Aristocrat Leisure Ltd.	45,751	997,602
ASX Ltd.	15,939	904,727
AusNet Services	575,895	735,630
Australian Pharmaceutical Industries Ltd.	463,191	423,222
Bank of Queensland Ltd. (a)	146,692	915,513
Bapcor Ltd.	35,036	172,710
Beach Energy Ltd.	193,855	304,930
Bega Cheese Ltd. (a)	94,283	232,493
Breville Group Ltd.	26,723	283,012
carsales.com Ltd.	30,810	330,175
Challenger Ltd.	134,295	736,569
Charter Hall Retail REIT	60,409	183,539
Cleanaway Waste Management Ltd.	241,182	306,541
Cochlear Ltd.	4,463	651,107
Computershare Ltd.	86,267	941,644
Costa Group Holdings Ltd.	53,510	105,238
Cromwell Property Group	305,506	279,154
CSR Ltd.	338,615	967,906
Dexus	111,848	922,351
Domino's Pizza Enterprises Ltd.	4,952	174,220
Eclipx Group Ltd.	172,550	186,641
Evolution Mining Ltd.	106,669	304,261
FlexiGroup Ltd.	145,816	195,900
Flight Centre Travel Group Ltd.	17,954	527,429
G.U.D. Holdings Ltd.	26,983	201,224
G8 Education Ltd.	163,357	289,958
Genworth Mortgage Insurance Australia Ltd.	162,576	437,152
GWA Group Ltd.	111,999	224,650
Harvey Norman Holdings Ltd. (a)	214,501	605,218
Healius Ltd.	333,895	709,776
Iluka Resources Ltd.	70,796	458,252
Independence Group NL	42,216	184,888
Inghams Group Ltd.	74,900	160,354
InvoCare Ltd.	22,199	200,641
IOOF Holdings Ltd.	164,124	834,623
IRESS Ltd.	22,436	197,032
James Hardie Industries plc	58,503	1,004,742
JB Hi-Fi Ltd.	47,765	1,220,666
Link Administration Holdings Ltd.	58,420	225,279
MACA Ltd.	341,450	223,957
Magellan Financial Group Ltd.	6,000	199,008
McMillan Shakespeare Ltd.	20,099	222,335
Mineral Resources Ltd.	53,737	528,553
Monadelphous Group Ltd.	60,235	637,537
Myer Holdings Ltd. *	2,687,273	1,007,052
nib Holdings Ltd.	110,333	533,355
Nine Entertainment Co. Holdings Ltd.	380,650	482,982
Northern Star Resources Ltd.	52,147	353,469
NRW Holdings Ltd.	98,796	153,636
Nufarm Ltd. *	145,111	592,170
Security	Number of Shares	Value ($)
Orora Ltd.	386,030	822,807
OZ Minerals Ltd.	101,349	707,155
Pact Group Holdings Ltd. *	119,582	199,640
Pendal Group Ltd.	71,193	351,524
Perenti Global Ltd.	192,609	303,417
Perpetual Ltd.	14,214	352,378
Premier Investments Ltd.	24,218	320,966
Qantas Airways Ltd.	254,451	1,125,471
Qube Holdings Ltd.	224,827	504,085
REA Group Ltd.	2,142	160,756
Regis Resources Ltd.	91,561	310,306
Resolute Mining Ltd. *	290,824	243,625
Sandfire Resources NL	74,706	298,369
Santos Ltd.	221,494	1,238,930
SEEK Ltd.	49,011	767,024
Seven Group Holdings Ltd.	30,133	389,477
Seven West Media Ltd. *	981,869	269,637
Sigma Healthcare Ltd.	1,784,247	714,891
Southern Cross Media Group Ltd.	308,813	174,423
St. Barbara Ltd.	57,016	109,996
Super Retail Group Ltd.	88,635	582,290
Sydney Airport	118,655	718,627
Tassal Group Ltd.	42,773	122,128
The GPT Group	201,143	825,637
The Star Entertainment Grp Ltd.	302,700	981,501
TPG Telecom Ltd.	73,994	333,504
Treasury Wine Estates Ltd.	79,455	963,244
Vicinity Centres	512,357	943,107
Virgin Australia International Holdings *(b)	176,214	—
Vocus Group Ltd. *	51,808	118,778
Washington H Soul Pattinson & Co., Ltd.	11,120	166,224
Whitehaven Coal Ltd.	108,158	245,993
		40,787,271

Austria 0.6%
Austria Technologie & Systemtechnik AG	13,534	251,851
BAWAG Group AG *	9,216	380,901
CA Immobilien Anlagen AG	7,633	294,122
DO & Co. AG	1,496	139,152
EVN AG	9,511	173,753
IMMOFINANZ AG *	15,371	441,926
Lenzing AG	5,777	608,507
Oesterreichische Post AG	16,433	605,633
POLYTEC Holding AG (a)	15,442	140,578
S IMMO AG	9,779	247,669
UNIQA Insurance Group AG	42,691	410,549
Verbund AG	9,724	526,798
Vienna Insurance Group AG Wiener Versicherung Gruppe	15,498	420,023
Zumtobel Group AG *	26,130	207,496
		4,848,958

26
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Belgium 1.3%
Ackermans & van Haaren N.V.	5,049	773,991
AGFA-Gevaert N.V. *	108,819	496,550
Barco N.V.	2,163	471,068
Befimmo S.A.	3,795	245,322
Bekaert S.A.	29,356	819,259
bpost S.A.	97,835	1,118,083
Cie d'Entreprises CFE	3,094	298,249
Cofinimmo S.A.	3,445	509,477
D'ieteren S.A./N.V.	16,345	1,032,325
Econocom Group S.A.	42,029	109,595
Elia System Operator S.A./N.V.	5,988	516,241
Euronav N.V.	51,030	575,492
Gimv N.V.	2,805	168,444
Greenyard N.V. (a)	42,211	204,318
Melexis N.V.	2,305	161,742
Nyrstar N.V. *	501,161	108,435
Ontex Group N.V.	34,063	617,923
Orange Belgium S.A.	15,797	347,435
Sofina S.A.	1,174	259,797
Telenet Group Holding N.V. *	15,669	769,833
Tessenderlo Group S.A. *	10,548	348,969
		9,952,548

Canada 7.9%
Aecon Group, Inc.	38,972	538,524
Aimia, Inc. *	133,299	369,404
Alacer Gold Corp. *	49,100	243,058
Algonquin Power & Utilities Corp.	52,949	727,240
Allied Properties Real Estate Investment Trust	11,800	480,027
Altus Group Ltd.	5,900	163,503
Artis Real Estate Investment Trust	63,673	599,457
ATS Automation Tooling Systems, Inc. *	10,800	146,613
AutoCanada, Inc. (a)	35,500	223,442
Badger Daylighting Ltd. (a)	4,900	145,166
Baytex Energy Corp. *	471,100	525,789
Birchcliff Energy Ltd.	95,900	146,351
BlackBerry Ltd. *	67,000	352,016
Boardwalk Real Estate Investment Trust (a)	12,377	410,468
Bombardier, Inc., Class B *	138,000	173,928
Bonavista Energy Corp.	945,400	351,717
Bonterra Energy Corp.	46,522	114,442
Boyd Group Income Fund	1,600	223,121
BRP, Inc.	5,600	251,237
CAE, Inc.	41,919	1,051,237
Calfrac Well Services Ltd. *(a)	120,300	102,297
Canadian Apartment Properties REIT	16,199	674,477
Canadian Utilities Ltd., Class A	38,600	1,125,675
Canadian Western Bank	20,739	525,128
Canfor Corp. *	57,695	697,369
Canfor Pulp Products, Inc.	17,800	117,036
CanWel Building Materials Group Ltd.	41,000	141,014
Capital Power Corp.	34,799	834,109
Cascades, Inc.	63,719	603,277
CCL Industries, Inc., Class B	18,390	756,907
Centerra Gold, Inc. *	88,177	751,824
CES Energy Solutions Corp.	154,542	206,510
Chartwell Retirement Residences	39,400	440,935
Chemtrade Logistics Income Fund (a)	56,881	451,299
Choice Properties Real Estate Investment Trust	24,500	258,560
Chorus Aviation, Inc. (a)	46,300	274,545
Cineplex, Inc.	30,060	512,373
Security	Number of Shares	Value ($)
Cogeco Communications, Inc.	3,831	331,151
Cogeco, Inc.	8,300	642,335
Colliers International Group, Inc.	4,434	297,093
Cominar Real Estate Investment Trust	93,913	957,597
Constellation Software, Inc.	943	931,351
Corus Entertainment, Inc., Class B	91,743	352,456
Cott Corp.	35,400	454,763
Crombie Real Estate Investment Trust	25,800	309,890
Detour Gold Corp. *	28,300	469,912
Dream Global Real Estate Investment Trust	23,080	292,289
Dream Office Real Estate Investment Trust	36,517	812,351
Eldorado Gold Corp. *	75,561	636,225
Element Fleet Management Corp.	31,200	265,310
Emera, Inc.	11,600	480,258
Enerflex Ltd.	42,849	335,739
Enerplus Corp.	117,500	709,229
Ensign Energy Services, Inc.	198,489	403,880
Exchange Income Corp. (a)	12,130	359,268
Extendicare, Inc. (a)	41,700	282,095
First Capital Realty, Inc.	28,678	474,664
FirstService Corp.	3,200	279,305
Franco-Nevada Corp.	9,415	913,550
Frontera Energy Corp.	53,200	426,537
Genworth MI Canada, Inc.	11,905	480,864
Granite Real Estate Investment Trust	5,704	282,450
Great Canadian Gaming Corp. *	8,727	276,036
Home Capital Group, Inc. *(a)	31,870	655,983
Horizon North Logistics, Inc.	131,000	96,477
Hudbay Minerals, Inc.	78,056	283,280
Hudson's Bay Co.	106,600	807,735
IAMGOLD Corp. *	126,668	476,051
IGM Financial, Inc.	33,000	931,296
Innergex Renewable Energy, Inc.	20,700	258,377
Interfor Corp. *	43,095	513,698
Intertape Polymer Group, Inc.	21,085	271,507
Just Energy Group, Inc.	95,914	222,107
Kinross Gold Corp. *	251,100	1,220,135
Kirkland Lake Gold Ltd.	7,000	328,715
Laurentian Bank of Canada	12,311	423,421
Lundin Mining Corp.	151,825	766,560
Maple Leaf Foods, Inc.	31,563	550,453
Martinrea International, Inc.	88,571	722,233
Medical Facilities Corp.	25,586	151,911
MEG Energy Corp. *	146,162	561,521
Morneau Shepell, Inc. (a)	10,912	262,713
Mullen Group Ltd.	73,992	460,659
NFI Group, Inc.	18,492	406,737
Norbord, Inc.	21,000	606,195
Northland Power, Inc.	24,846	496,128
Northview Apartment Real Estate Investment Trust	9,700	212,544
OceanaGold Corp.	174,072	417,635
Pan American Silver Corp.	52,405	890,061
Parex Resources, Inc. *	25,600	346,944
Parkland Fuel Corp.	34,800	1,155,949
Pason Systems, Inc.	19,996	214,671
Peyto Exploration & Development Corp. (a)	178,802	357,034
PrairieSky Royalty Ltd.	22,500	219,687
Precision Drilling Corp. *	426,300	453,132
Premium Brands Holdings Corp.	4,800	316,659
Quebecor, Inc., Class B	32,900	764,861
Restaurant Brands International, Inc.	12,500	817,800
Richelieu Hardware Ltd. (a)	17,714	363,668
Ritchie Bros. Auctioneers, Inc.	11,855	487,755
Rogers Sugar, Inc.	44,770	184,573

27
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Russel Metals, Inc.	54,117	888,323
Secure Energy Services, Inc.	96,531	310,752
SEMAFO, Inc. *	86,600	279,440
Seven Generations Energy Ltd., Class A *	66,800	374,295
ShawCor Ltd.	52,896	532,534
Sherritt International Corp. *	214,500	39,086
SmartCentres Real Estate Investment Trust	23,025	556,614
Stantec, Inc.	31,248	666,668
Stella-Jones, Inc.	12,500	346,595
Superior Plus Corp.	82,543	745,149
The North West Co., Inc.	20,315	434,649
The Stars Group, Inc. *	15,000	326,399
TMX Group Ltd.	7,200	629,091
Toromont Industries Ltd.	13,881	716,762
Tourmaline Oil Corp.	62,377	535,161
Transcontinental, Inc., Class A	52,620	600,869
Trican Well Service Ltd. *	449,566	293,544
Turquoise Hill Resources Ltd. *	312,300	128,040
Uni-Select, Inc.	30,920	250,017
Vermilion Energy, Inc. (a)	50,500	667,148
Western Forest Products, Inc.	387,495	382,464
WestJet Airlines Ltd.	50,800	1,181,386
Westshore Terminals Investment Corp.	15,856	274,961
Wheaton Precious Metals Corp.	42,216	1,183,369
Whitecap Resources, Inc.	189,300	527,470
Winpak Ltd.	7,600	269,125
Yamana Gold, Inc.	273,900	1,000,273
		60,983,722

Denmark 1.1%
Chr. Hansen Holding A/S	5,788	444,378
D/S Norden A/S	23,295	340,752
Demant A/S *	12,862	339,752
Dfds A/S	11,631	458,147
FLSmidth & Co. A/S	19,625	703,427
Genmab A/S *	762	166,493
GN Store Nord A/S	13,441	591,309
H. Lundbeck A/S	7,119	243,260
Jyske Bank A/S *	21,872	727,575
Matas A/S	24,940	191,168
Nilfisk Holding A/S *	11,138	188,216
NKT A/S *	21,205	372,022
Rockwool International A/S, B Shares	2,086	409,979
Royal Unibrew A/S	6,078	498,634
Scandinavian Tobacco Group A/S	32,891	388,625
Schouw & Co. A/S	5,470	392,515
SimCorp A/S	3,034	271,476
Spar Nord Bank A/S	19,760	193,027
Sydbank A/S	30,697	602,136
Topdanmark A/S	5,268	235,923
Tryg A/S	22,230	621,352
		8,380,166

Finland 1.3%
Aktia Bank Oyj	14,723	143,352
Cargotec Oyj, B Shares	24,496	859,385
Caverion Oyj	44,759	334,462
Cramo Oyj	23,869	252,900
Finnair Oyj	33,079	216,026
Huhtamaki Oyj	26,451	1,224,827
Kemira Oyj	43,682	709,601
Konecranes Oyj	21,145	653,008
Metsa Board Oyj	75,619	501,106
Orion Oyj, Class B	28,367	1,258,491
Security	Number of Shares	Value ($)
Outotec Oyj *	73,642	474,637
Ramirent Oyj (a)	45,995	448,346
Sanoma Oyj	39,629	414,137
Tieto Oyj	29,014	825,162
Tokmanni Group Corp.	15,123	193,629
Uponor Oyj	26,643	348,519
Valmet Oyj	30,984	693,438
Yit Oyj	57,454	345,081
		9,896,107

France 4.2%
Aeroports de Paris	4,261	810,396
Albioma S.A.	10,435	270,847
ALD S.A.	67,639	959,320
Altarea S.C.A.	910	200,086
Alten S.A.	5,912	650,332
Altran Technologies S.A.	56,120	892,251
Amundi S.A.	10,691	764,056
Beneteau S.A.	12,502	116,762
BioMerieux	4,809	393,785
Bonduelle S.C.A.	6,457	167,795
Cie Plastic Omnium S.A.	27,182	742,517
Coface S.A.	31,314	342,260
Covivio	8,163	924,453
Dassault Aviation S.A.	266	369,514
Derichebourg S.A.	88,813	320,179
Edenred	23,749	1,251,756
Elior Group S.A.	68,826	891,341
Elis S.A.	46,305	885,283
Eramet	3,624	181,585
Eurofins Scientific SE	981	497,361
Euronext N.V.	9,651	778,566
Europcar Mobility Group	42,845	157,349
Fnac Darty S.A. *	6,737	389,971
Gaztransport Et Technigaz S.A.	2,548	232,476
Gecina S.A.	5,261	903,150
Getlink SE	69,877	1,170,501
ICADE	8,722	854,087
Imerys S.A.	19,229	742,791
Ipsen S.A.	3,352	357,282
IPSOS	22,590	680,748
JCDecaux S.A.	19,278	526,974
Kaufman & Broad S.A.	7,121	271,661
Korian S.A.	12,686	537,974
Latecoere SACA *	55,274	236,954
LISI	7,377	259,302
Maisons du Monde S.A.	14,682	203,176
Mercialys S.A.	25,802	359,843
Mersen S.A.	4,708	153,277
Metropole Television S.A.	30,458	535,831
Nexans S.A.	25,582	1,040,986
Nexity S.A.	16,234	840,243
Orpea	6,010	723,863
Quadient	35,466	759,549
Remy Cointreau S.A.	2,788	373,098
Rothschild & Co.	5,994	168,576
SEB S.A.	5,463	830,119
Societe BIC S.A.	11,805	819,591
Solocal Group *(a)	361,870	283,227
Sopra Steria Group	4,875	669,197
SPIE S.A.	53,647	1,132,244
Tarkett S.A.	24,619	400,904
Technicolor S.A. *	665,144	556,519
Television Francaise	66,691	559,656
Trigano S.A.	1,621	146,195
UbiSoft Entertainment S.A. *	11,054	653,283
Vallourec S.A. *(a)	337,664	820,185

28
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Vicat S.A.	9,128	387,068
Vilmorin & Cie S.A.	3,336	182,441
		32,330,736

Germany 3.7%
1&1 Drillisch AG	5,733	153,546
Aareal Bank AG	24,454	820,962
Alstria Office REIT AG	10,190	190,930
Aroundtown S.A.	23,601	199,490
Axel Springer SE *	13,262	924,444
Bauer AG	11,360	180,925
BayWa AG	21,662	633,703
Bechtle AG	7,066	765,210
Bertrandt AG	2,819	140,695
Bilfinger SE	33,338	1,112,838
CANCOM SE	6,819	364,693
Carl Zeiss Meditec AG, Class B	2,033	221,605
CECONOMY AG *	120,253	605,139
Cewe Stiftung & Co. KGaA	1,585	152,443
CTS Eventim AG & Co. KGaA	5,741	347,709
Deutsche Euroshop AG	9,265	277,298
Deutz AG	76,764	427,089
Dialog Semiconductor plc *	22,152	996,403
Duerr AG	20,168	595,028
DWS Group GmbH & Co. KGaA	6,000	194,062
ElringKlinger AG *	46,075	340,610
Fielmann AG	5,043	388,925
Fraport AG Frankfurt Airport Services Worldwide	9,253	773,390
Gerresheimer AG	8,634	696,290
Grand City Properties S.A.	8,188	191,692
GRENKE AG	1,550	146,681
Hamburger Hafen und Logistik AG	6,998	181,297
Hapag-Lloyd AG	12,043	875,737
Heidelberger Druckmaschinen AG *	211,795	274,852
Hella GmbH & Co. KGaA	22,909	1,114,381
HOCHTIEF AG	6,924	865,105
Hornbach Holding AG & Co. KGaA	11,632	703,146
Indus Holding AG	10,059	383,358
Jenoptik AG	9,954	295,983
Knorr-Bremse AG	4,320	435,989
Koenig & Bauer AG	4,004	132,319
Krones AG	7,388	482,674
LEG Immobilien AG	6,426	738,115
Nordex SE *	31,291	408,528
Norma Group SE	10,022	367,909
Pfeiffer Vacuum Technology AG	1,490	233,150
Puma SE	12,294	924,840
QIAGEN N.V. *	13,032	391,990
Rational AG	209	159,018
Rhoen-Klinikum AG	11,592	238,920
SAF-Holland S.A.	26,550	187,451
Scout24 AG	12,868	797,640
Siemens Healthineers AG	10,136	430,652
Siltronic AG	5,254	500,388
Sixt SE	3,800	371,607
Software AG	14,695	467,463
Stabilus S.A.	3,734	209,633
Stroeer SE & Co. KGaA	2,428	195,620
Suedzucker AG	64,390	926,624
TAG Immobilien AG *	17,727	430,797
Takkt AG	18,328	217,903
Talanx AG *	16,418	756,680
TLG Immobilien AG	7,366	215,652
Wacker Chemie AG	8,218	643,809
Wacker Neuson SE	13,356	228,028
Security	Number of Shares	Value ($)
Wirecard AG	3,012	381,066
Zalando SE *	12,459	540,185
		28,550,309

Greece 0.0%
TT Hellenic Postbank S.A. *(b)	24,275	—

Hong Kong 3.8%
AAC Technologies Holdings, Inc.	166,000	1,074,235
ASM Pacific Technology Ltd.	66,000	921,547
BOC Aviation Ltd.	31,000	291,242
Brightoil Petroleum Holdings Ltd. *(b)	1,150,000	—
Cafe De Coral Holdings Ltd.	126,000	343,803
Cathay Pacific Airways Ltd.	378,000	482,914
China Harmony New Energy Auto Holding Ltd.	785,000	270,133
China Travel International Investment Hong Kong Ltd.	1,126,000	177,756
Chow Tai Fook Jewellery Group Ltd.	532,400	478,687
CITIC Telecom International Holdings Ltd.	586,000	222,434
CK Infrastructure Holdings Ltd.	30,000	215,902
Dah Sing Financial Holdings Ltd.	54,000	200,938
Dairy Farm International Holdings Ltd.	75,523	455,404
Esprit Holdings Ltd. *	4,088,076	781,558
First Pacific Co., Ltd.	2,528,000	967,119
Fortune REIT	140,000	164,235
Giordano International Ltd.	746,000	236,811
Global Brands Group Holding Ltd.	5,348,823	368,191
Haitong International Securities Group Ltd.	568,500	164,836
Hang Lung Group Ltd.	338,000	846,566
Hang Lung Properties Ltd.	450,000	989,191
Huabao International Holdings Ltd.	322,000	117,711
Hutchison Telecommunications Hong Kong Holdings Ltd.	896,000	162,081
Hysan Development Co., Ltd.	74,000	291,652
IGG, Inc.	135,000	88,221
Johnson Electric Holdings Ltd.	216,500	395,349
K Wah International Holdings Ltd.	555,000	303,290
Kerry Logistics Network Ltd.	225,500	359,795
Kerry Properties Ltd.	261,000	843,986
L'Occitane International S.A.	145,250	327,000
Lifestyle International Holdings Ltd.	143,000	150,524
Luk Fook Holdings International Ltd.	222,000	589,657
Man Wah Holdings Ltd.	670,400	456,607
Melco International Development Ltd.	187,000	495,615
MGM China Holdings Ltd.	202,000	319,863
Minth Group Ltd.	159,500	564,180
MMG Ltd. *	1,108,000	230,665
NagaCorp Ltd.	140,000	254,392
NewOcean Energy Holdings Ltd. *	1,096,000	177,633
Nexteer Automotive Group Ltd.	262,000	244,189
NWS Holdings Ltd.	394,000	586,382
Pacific Basin Shipping Ltd.	1,660,000	384,352
Pacific Textile Holdings Ltd.	278,000	202,215
Pou Sheng International Holdings Ltd.	1,176,000	443,971
Power Assets Holdings Ltd.	71,643	511,254
Prada S.p.A.	185,700	638,412
Road King Infrastructure Ltd.	122,000	223,188
Sa Sa International Holdings Ltd. (a)	722,518	172,958
Samsonite International S.A.	354,100	721,005
Semiconductor Manufacturing International Corp. *	757,900	962,721
Shangri-La Asia Ltd.	256,000	262,762

29
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Shougang Fushan Resources Group Ltd.	1,418,000	292,601
Shui On Land Ltd.	1,764,000	354,993
SITC International Holdings Co., Ltd.	326,000	358,958
SmarTone Telecommunications Holdings Ltd.	275,000	238,677
Sun Art Retail Group Ltd.	896,000	914,271
Swire Properties Ltd.	136,400	428,985
Television Broadcasts Ltd.	224,200	369,813
The Bank of East Asia Ltd.	283,867	683,807
Tingyi (Cayman Islands) Holding Corp.	646,000	859,371
Towngas China Co., Ltd. *	187,000	144,154
Truly International Holdings Ltd. *	2,366,000	306,546
Uni-President China Holdings Ltd.	352,000	363,592
Value Partners Group Ltd.	229,000	120,550
Vitasoy International Holdings Ltd.	60,000	243,978
VSTECS Holdings Ltd.	622,000	316,977
VTech Holdings Ltd.	81,200	711,947
Wynn Macau Ltd.	320,400	695,294
Xinyi Glass Holdings Ltd.	576,000	647,619
Xinyi Solar Holdings Ltd.	330,850	186,942
		29,374,207

Ireland 0.3%
AIB Group plc	125,890	403,243
Glanbia plc	46,231	515,099
Irish Continental Group plc	43,489	207,594
Kingspan Group plc	19,418	1,006,179
Total Produce plc	259,871	423,158
		2,555,273

Israel 1.1%
Azrieli Group Ltd.	5,025	387,318
Cellcom Israel Ltd. *	42,475	108,480
Clal Insurance Enterprise Holdings Ltd. *	11,382	175,573
Delek Group Ltd.	2,371	296,248
El Al Israel Airlines *	655,403	252,532
Elbit Systems Ltd.	4,096	671,567
First International Bank of Israel Ltd. *	10,669	292,901
Gazit-Globe Ltd.	46,966	473,302
Harel Insurance Investments & Finances Service Ltd.	28,391	227,054
Israel Discount Bank Ltd., Class A	240,066	1,097,059
Mehadrin Ltd. *	—	3
Mizrahi Tefahot Bank Ltd.	22,454	557,097
Nice Ltd. *	4,858	766,303
Oil Refineries Ltd.	941,897	483,593
Partner Communications Co., Ltd. *	45,445	204,851
Paz Oil Co., Ltd.	4,998	766,380
Shikun & Binui Ltd.	68,877	273,328
Shufersal Ltd.	27,039	182,839
The Israel Corp., Ltd. *	2,734	521,895
The Phoenix Holdings Ltd.	28,285	172,533
Tower Semiconductor Ltd. *	28,764	635,747
		8,546,603

Italy 2.4%
ACEA S.p.A.	18,030	358,831
Alitalia - Linee Aeree Italiane S.p.A. *(b)	14,782	—
Amplifon S.p.A.	11,455	288,074
Anima Holding S.p.A.	110,862	481,259
Astaldi S.p.A. *	385,104	284,333
Security	Number of Shares	Value ($)
ASTM S.p.A.	15,831	498,967
Autogrill S.p.A.	58,167	575,084
Azimut Holding S.p.A.	36,407	748,660
Banca Carige S.p.A. *(b)	60,009,170	66,928
Banca Generali S.p.A.	12,304	401,682
Banca IFIS S.p.A.	9,239	156,743
Banca Mediolanum S.p.A.	67,450	578,371
Banca Monte dei Paschi di Siena S.p.A. *	195,430	314,945
Banca Popolare Di Sondrio Scarl	362,003	723,972
Buzzi Unicem S.p.A.	31,950	770,909
Cerved Group S.p.A.	46,091	448,580
Danieli & C Officine Meccaniche S.p.A.	24,156	417,050
Davide Campari-Milano S.p.A.	48,308	443,096
De'Longhi S.p.A.	19,554	360,181
DiaSorin S.p.A.	2,189	246,812
Enav S.p.A.	69,553	404,928
ERG S.p.A.	22,371	473,520
Esprinet S.p.A.	58,871	244,579
Ferrari N.V.	6,378	1,021,481
Fincantieri S.p.A. *	124,659	131,545
FinecoBank Banca Fineco S.p.A.	37,551	423,325
Freni Brembo S.p.A.	43,357	461,293
Industria Macchine Automatiche S.p.A.	2,032	138,356
Infrastrutture Wireless Italiane S.p.A.	17,437	178,917
Interpump Group S.p.A.	11,452	313,937
Iren S.p.A.	270,312	838,714
Italgas S.p.A.	132,169	850,864
MARR S.p.A.	10,082	211,879
Mediaset S.p.A. *	207,632	620,978
Moncler S.p.A.	12,574	485,215
OVS S.p.A. *	262,466	523,739
Piaggio & C. S.p.A.	51,320	161,507
Recordati S.p.A.	12,162	511,097
Salini Impregilo S.p.A. *(a)	141,450	287,991
Salvatore Ferragamo S.p.A.	16,092	300,968
Societa Cattolica di Assicurazioni SC	69,152	603,228
Societa Iniziative Autostradali e Servizi S.p.A.	20,864	360,798
Tod's S.p.A.	6,080	288,193
UnipolSai Assicurazioni S.p.A.	257,302	718,119
		18,719,648

Japan 35.2%
ABC-Mart, Inc.	7,000	479,958
Acom Co., Ltd.	45,900	184,410
Adastria Co., Ltd.	19,180	471,731
ADEKA Corp.	58,200	832,903
Advantest Corp.	18,100	823,703
Aeon Delight Co., Ltd.	9,800	341,288
AEON Financial Service Co., Ltd.	34,700	528,842
Aeon Mall Co., Ltd.	37,330	597,244
Ahresty Corp.	46,600	236,651
Aica Kogyo Co., Ltd.	16,200	514,473
Aichi Steel Corp.	13,600	442,620
Aida Engineering Ltd.	34,900	297,070
Ain Holdings, Inc.	7,000	400,534
Aisan Industry Co., Ltd.	44,000	363,782
Alconix Corp.	16,800	212,283
Alpen Co., Ltd.	15,100	240,046
Amano Corp.	20,100	594,290
Anritsu Corp. (a)	24,100	459,593
AOKI Holdings, Inc.	30,300	308,269
Aoyama Trading Co., Ltd.	40,700	716,100
Aozora Bank Ltd.	35,600	913,438
Arata Corp.	16,200	607,327
Arcland Sakamoto Co., Ltd.	21,400	252,439

30
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Arcs Co., Ltd.	39,600	794,648
Asahi Diamond Industrial Co., Ltd.	35,600	221,474
Asahi Holdings, Inc.	16,400	381,798
ASKUL Corp.	8,300	227,994
Autobacs Seven Co., Ltd.	37,000	610,800
Avex, Inc.	23,200	282,248
Axial Retailing, Inc.	9,300	359,534
Azbil Corp.	39,100	1,088,042
Belc Co., Ltd.	4,400	211,625
Belluna Co., Ltd.	21,100	137,942
Benesse Holdings, Inc.	32,000	856,632
BML, Inc.	7,500	220,005
Bunka Shutter Co., Ltd.	38,900	337,653
Calbee, Inc.	19,000	635,089
Canon Electronics, Inc.	12,400	232,150
Canon Marketing Japan, Inc.	31,100	658,005
Capcom Co., Ltd.	14,800	349,333
Cawachi Ltd.	16,300	332,519
Central Glass Co., Ltd.	29,500	711,053
Chiyoda Co., Ltd.	18,100	268,221
Chiyoda Corp. *	208,200	538,341
Chubu Shiryo Co., Ltd.	28,800	336,118
Chudenko Corp.	13,300	306,608
Chugoku Marine Paints Ltd.	29,700	287,151
CKD Corp.	30,800	432,402
Cocokara fine, Inc.	14,800	816,052
Colowide Co., Ltd.	7,200	139,612
CONEXIO Corp.	11,300	156,268
Cosmos Pharmaceutical Corp.	2,300	474,975
Create SD Holdings Co., Ltd.	8,700	215,554
Credit Saison Co., Ltd.	84,300	1,220,726
CyberAgent, Inc.	16,800	546,026
Daido Metal Co., Ltd.	35,700	226,464
Daifuku Co., Ltd.	13,700	726,946
Daihen Corp.	10,900	341,606
Daiho Corp.	10,100	285,352
Daiichikosho Co., Ltd.	12,400	589,463
Daikyonishikawa Corp.	44,100	338,802
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	11,800	355,106
Daio Paper Corp.	42,400	565,180
Daiseki Co., Ltd.	10,000	290,492
Daiwabo Holdings Co., Ltd.	15,100	659,811
DCM Holdings Co., Ltd.	70,300	695,913
Dena Co., Ltd.	40,786	695,230
Descente Ltd.	14,600	187,141
Dexerials Corp.	31,700	279,829
Disco Corp.	4,700	1,025,716
DMG Mori Co., Ltd.	26,700	432,278
Doshisha Co., Ltd.	16,000	253,556
Doutor Nichires Holdings Co., Ltd.	14,900	298,364
DTS Corp.	13,200	279,555
Duskin Co., Ltd.	22,100	587,237
DyDo Group Holdings, Inc.	6,000	250,126
Eagle Industry Co., Ltd.	24,500	246,044
Earth Corp.	5,100	269,188
Eizo Corp.	7,450	277,076
Exedy Corp.	29,300	690,151
Ezaki Glico Co., Ltd.	17,200	798,139
F-Tech, Inc.	19,100	135,429
F.C.C. Co., Ltd.	21,800	451,049
FamilyMart Co., Ltd.	27,300	677,209
Fancl Corp.	9,800	276,938
Feed One Co., Ltd.	119,700	187,428
Foster Electric Co., Ltd.	30,600	547,076
FP Corp.	5,000	310,439
Fuji Co., Ltd.	19,700	354,456
Fuji Corp.	33,338	553,586
Security	Number of Shares	Value ($)
Fuji Media Holdings, Inc.	21,700	293,223
Fuji Oil Co., Ltd.	124,100	294,035
Fuji Oil Holdings, Inc.	15,700	472,185
Fuji Seal International, Inc.	10,400	258,333
Fuji Soft, Inc.	7,700	335,419
Fujimori Kogyo Co., Ltd.	10,200	360,632
Fujitec Co., Ltd.	44,300	644,447
Fujitsu General Ltd.	30,900	557,769
Fukuoka Financial Group, Inc.	44,300	853,986
Fukuyama Transporting Co., Ltd.	13,500	484,239
Funai Electric Co., Ltd. *	31,900	175,845
Furukawa Co., Ltd.	24,500	350,967
Futaba Corp.	18,200	234,094
Futaba Industrial Co., Ltd.	74,900	529,563
Fuyo General Lease Co., Ltd.	4,300	280,268
G-Tekt Corp.	24,200	417,215
Geo Holdings Corp.	38,300	477,296
Glory Ltd.	30,200	889,165
Gree, Inc.	78,800	374,143
GS Yuasa Corp.	51,700	942,505
GungHo Online Entertainment, Inc.	24,750	536,045
Gunze Ltd.	9,900	430,764
H-One Co., Ltd.	21,100	142,527
H.I.S. Co., Ltd.	12,200	316,599
Hakuto Co., Ltd.	12,900	154,132
Hamakyorex Co., Ltd.	6,400	218,372
Hamamatsu Photonics K.K.	17,400	675,629
Happinet Corp.	15,600	196,820
Hazama Ando Corp.	114,200	884,833
Heiwa Corp.	24,200	498,101
Heiwa Real Estate Co., Ltd.	6,800	164,009
Heiwado Co., Ltd.	25,900	479,828
Hikari Tsushin, Inc.	3,100	679,510
Hirose Electric Co., Ltd.	8,339	1,050,464
Hisamitsu Pharmaceutical Co., Inc.	15,400	716,705
Hitachi Capital Corp.	13,300	298,029
Hitachi Chemical Co., Ltd.	48,700	1,603,194
Hitachi High-Technologies Corp.	24,700	1,536,728
Hitachi Transport System Ltd.	19,000	540,792
Hitachi Zosen Corp.	192,100	649,123
Hokkaido Electric Power Co., Inc.	153,400	805,134
Hokuetsu Corp.	105,500	537,290
Hokuhoku Financial Group, Inc.	56,600	553,652
Horiba Ltd.	12,300	830,014
Hoshizaki Corp.	10,500	892,524
Hosiden Corp.	53,400	560,974
House Foods Group, Inc.	16,900	640,549
Hulic Co., Ltd.	53,400	579,750
IDOM, Inc.	56,700	239,751
Iino Kaiun Kaisha Ltd.	67,300	225,991
Inaba Denki Sangyo Co., Ltd.	17,400	799,334
Inabata & Co., Ltd.	59,900	784,206
Internet Initiative Japan, Inc.	11,900	282,172
Iriso Electronics Co., Ltd.	3,200	158,216
Iseki & Co., Ltd.	15,800	240,301
Ishihara Sangyo Kaisha Ltd.	27,300	281,843
Ito En Ltd.	14,600	711,631
Itochu Enex Co., Ltd.	62,600	523,084
Itochu Techno-Solutions Corp.	24,600	662,498
Itoham Yonekyu Holdings, Inc.	160,400	1,033,863
Iwatani Corp.	29,600	1,026,435
Izumi Co., Ltd.	17,000	639,512
Jaccs Co., Ltd.	14,300	322,765
Jafco Co., Ltd.	9,100	341,813
Japan Airport Terminal Co., Ltd.	9,800	484,086
Japan Aviation Electronics Industry Ltd.	33,000	614,751
Japan Exchange Group, Inc.	59,500	982,256

31
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Japan Petroleum Exploration Co., Ltd.	23,100	590,612
Japan Post Insurance Co., Ltd.	23,700	373,887
Japan Pulp & Paper Co., Ltd.	13,100	504,228
Joshin Denki Co., Ltd.	23,300	467,196
Joyful Honda Co., Ltd.	36,700	466,377
Juki Corp.	18,200	164,164
JVCKenwood Corp.	166,800	486,174
Kadokawa Dwango *	25,800	368,787
Kaga Electronics Co., Ltd.	23,100	447,764
Kagome Co., Ltd.	21,700	546,945
Kakaku.com, Inc.	12,000	278,638
Kaken Pharmaceutical Co., Ltd.	10,300	504,996
Kameda Seika Co., Ltd.	4,200	188,920
Kamigumi Co., Ltd.	42,400	958,712
Kanamoto Co., Ltd.	14,900	398,338
Kandenko Co., Ltd.	62,400	590,015
Kanematsu Corp.	80,300	978,281
Kansai Paint Co., Ltd.	47,200	1,136,804
Kasai Kogyo Co., Ltd.	49,600	401,441
Kato Sangyo Co., Ltd.	23,400	742,785
Kato Works Co., Ltd.	7,600	143,752
Keihan Holdings Co., Ltd.	19,900	939,616
Keihin Corp.	48,200	1,145,841
Keikyu Corp.	51,800	1,031,111
Keisei Electric Railway Co., Ltd.	21,900	895,391
KH Neochem Co., Ltd.	10,400	253,260
Kintetsu World Express, Inc.	24,200	391,370
Kissei Pharmaceutical Co., Ltd.	8,900	229,285
Kitz Corp.	48,700	331,888
Kobayashi Pharmaceutical Co., Ltd.	7,700	615,692
Kohnan Shoji Co., Ltd.	20,900	485,348
Kokusai Pulp & Paper Co., Ltd.	70,300	214,185
Kokuyo Co., Ltd.	45,800	672,088
Komeri Co., Ltd.	22,400	480,039
Komori Corp.	26,600	283,242
Konami Holdings Corp.	18,000	790,178
Konishi Co., Ltd.	16,200	228,672
Konoike Transport Co., Ltd.	21,400	326,184
Kose Corp.	3,100	549,611
Kumagai Gumi Co., Ltd.	17,300	533,361
Kura Sushi, Inc.	3,200	134,623
Kurabo Industries Ltd.	19,000	435,032
Kureha Corp.	8,000	511,310
Kurita Water Industries Ltd.	39,900	1,148,625
Kusuri no Aoki Holdings Co., Ltd.	2,000	149,155
KYB Corp. *	28,200	900,591
Kyoei Steel Ltd.	16,500	300,475
Kyokuto Kaihatsu Kogyo Co., Ltd.	20,900	280,100
Kyokuyo Co., Ltd.	9,000	240,966
KYORIN Holdings, Inc.	18,500	324,046
Kyoritsu Maintenance Co., Ltd.	4,300	190,214
Kyowa Exeo Corp.	39,200	997,324
Kyowa Kirin Co., Ltd.	51,400	945,761
Kyudenko Corp.	15,200	496,685
Kyushu Financial Group, Inc.	96,300	388,703
Lawson, Inc.	15,600	860,596
Life Corp.	16,300	374,129
Lintec Corp.	28,100	590,179
Lion Corp.	47,300	989,869
LIXIL VIVA Corp.	11,400	197,108
M3, Inc.	14,700	352,261
Mabuchi Motor Co., Ltd.	18,300	741,462
Macnica Fuji Electronics Holdings, Inc.	40,900	693,287
Maeda Corp.	61,600	571,698
Maeda Road Construction Co., Ltd.	32,100	690,578
Makino Milling Machine Co., Ltd.	10,900	541,939
Mandom Corp.	10,900	302,059
Marudai Food Co., Ltd.	28,800	620,390
Security	Number of Shares	Value ($)
Maruha Nichiro Corp.	19,000	493,474
Marui Group Co., Ltd.	43,000	955,905
Maruichi Steel Tube Ltd.	20,600	562,551
Maruzen Showa Unyu Co., Ltd.	6,600	185,496
Max Co., Ltd.	17,100	313,719
Maxell Holdings Ltd.	31,300	431,996
MCJ Co., Ltd.	21,400	141,231
Mebuki Financial Group, Inc.	277,900	706,036
Megmilk Snow Brand Co., Ltd.	32,400	779,266
Meidensha Corp.	27,900	535,279
Meitec Corp.	6,500	338,847
Ministop Co., Ltd.	9,000	121,070
Miraca Holdings, Inc.	39,300	927,567
Mirait Holdings Corp.	36,500	586,081
Mitsuba Corp.	85,900	542,072
Mitsubishi Logistics Corp.	24,500	621,925
Mitsubishi Pencil Co., Ltd.	12,400	195,797
Mitsubishi Steel Manufacturing Co., Ltd.	13,400	142,757
Mitsubishi UFJ Lease & Finance Co., Ltd.	96,400	591,798
Mitsuboshi Belting Ltd.	11,200	210,739
Mitsui E&S Holdings Co., Ltd. *	101,000	1,022,289
Mitsui Matsushima Holdings Co., Ltd.	11,400	135,935
Mitsui Sugar Co., Ltd.	8,200	178,301
Mitsui-Soko Holdings Co., Ltd.	15,600	252,949
Miura Co., Ltd.	13,800	415,836
Mizuno Corp.	15,000	392,332
Mochida Pharmaceutical Co., Ltd.	6,900	275,364
Modec, Inc.	6,200	170,068
Morinaga & Co., Ltd.	9,600	474,235
Morinaga Milk Industry Co., Ltd.	29,000	1,127,468
Morita Holdings Corp.	14,200	237,922
MOS Food Services, Inc.	8,200	207,405
Musashi Seimitsu Industry Co., Ltd.	26,100	362,567
Nabtesco Corp.	34,700	1,104,668
Nachi-Fujikoshi Corp.	11,400	545,531
Namura Shipbuilding Co., Ltd.	89,100	248,758
Nankai Electric Railway Co., Ltd.	29,000	753,621
NEC Networks & System Integration Corp.	13,500	426,114
NET One Systems Co., Ltd.	18,300	493,378
Nexon Co., Ltd. *	49,422	572,714
Nichi-iko Pharmaceutical Co., Ltd.	19,100	223,795
Nichias Corp.	28,600	603,349
Nichicon Corp.	38,500	378,862
Nichiha Corp.	12,300	353,677
NichiiGakkan Co., Ltd.	17,100	289,921
Nifco, Inc.	30,000	791,877
Nihon Kohden Corp.	20,500	613,312
Nihon Parkerizing Co., Ltd.	31,200	365,819
Nihon Unisys Ltd.	16,500	544,656
Nikkiso Co., Ltd.	26,900	290,621
Nikkon Holdings Co., Ltd.	23,900	580,956
Nippo Corp.	33,400	686,284
Nippon Chemi-Con Corp.	15,000	247,940
Nippon Denko Co., Ltd.	89,400	154,950
Nippon Densetsu Kogyo Co., Ltd.	16,400	355,006
Nippon Flour Mills Co., Ltd.	31,800	510,689
Nippon Gas Co., Ltd.	13,400	379,294
Nippon Kayaku Co., Ltd.	71,600	870,175
Nippon Koei Co., Ltd.	9,700	300,084
Nippon Light Metal Holdings Co., Ltd.	495,400	963,572
Nippon Paint Holdings Co., Ltd.	19,400	1,056,533
Nippon Seiki Co., Ltd.	34,000	525,688
Nippon Sheet Glass Co., Ltd.	107,700	674,775
Nippon Shinyaku Co., Ltd.	4,700	424,018
Nippon Signal Co., Ltd.	31,500	362,993

32
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Nippon Soda Co., Ltd.	18,100	482,102
Nippon Suisan Kaisha Ltd.	142,400	815,532
Nippon Television Holdings, Inc.	19,300	252,420
Nippon Yakin Kogyo Co., Ltd.	7,010	153,879
Nipro Corp.	55,100	646,079
Nishi-Nippon Financial Holdings, Inc.	62,000	459,434
Nishi-Nippon Railroad Co., Ltd.	36,300	842,247
Nishimatsu Construction Co., Ltd.	35,700	743,306
Nishimatsuya Chain Co., Ltd.	31,400	279,430
Nishio Rent All Co., Ltd.	10,400	279,398
Nissan Chemical Corp.	19,400	796,522
Nissan Shatai Co., Ltd.	72,500	668,120
Nissha Co., Ltd.	23,400	243,704
Nissin Electric Co., Ltd.	14,900	174,431
Nissin Kogyo Co., Ltd.	32,600	667,614
Nittetsu Mining Co., Ltd.	7,600	318,792
Nitto Boseki Co., Ltd.	12,900	393,261
Nitto Kogyo Corp.	17,300	363,476
NOF Corp.	18,600	628,290
Nojima Corp.	18,600	329,950
Nomura Co., Ltd.	14,800	182,659
Nomura Research Institute Ltd.	60,080	1,275,541
Noritake Co., Ltd.	6,900	316,997
Noritz Corp.	33,300	411,651
North Pacific Bank Ltd.	297,700	640,123
NS Solutions Corp.	9,300	316,182
NS United Kaiun Kaisha Ltd.	6,400	144,927
NSD Co., Ltd.	8,600	265,092
Obic Co., Ltd.	4,100	513,341
Oiles Corp.	15,080	229,316
Okabe Co., Ltd.	22,300	188,807
Okamoto Industries, Inc.	4,800	185,374
Okamura Corp.	43,500	436,240
Okasan Securities Group, Inc.	91,600	323,457
Oki Electric Industry Co., Ltd.	66,100	887,092
OKUMA Corp.	12,200	728,952
Okumura Corp.	16,100	456,042
Onoken Co., Ltd.	17,000	222,923
Onward Holdings Co., Ltd.	111,300	643,443
Open House Co., Ltd.	12,200	311,766
Oracle Corp., Japan	4,600	404,322
Orient Corp.	221,700	323,887
Osaka Soda Co., Ltd.	9,700	274,592
Osaki Electric Co., Ltd.	23,600	163,403
OSG Corp.	24,100	515,487
Pacific Industrial Co., Ltd.	21,800	297,466
PALTAC Corp.	17,500	843,946
Paramount Bed Holdings Co., Ltd.	6,900	263,835
Park24 Co., Ltd.	26,200	618,751
Penta-Ocean Construction Co., Ltd.	141,000	864,955
Persol Holdings Co., Ltd.	46,100	885,489
Pigeon Corp.	11,000	537,002
Pilot Corp.	6,900	279,848
Piolax, Inc.	10,703	209,319
Plenus Co., Ltd.	18,500	321,248
Pola Orbis Holdings, Inc.	13,900	313,665
Press Kogyo Co., Ltd.	95,300	404,213
Prima Meat Packers Ltd.	22,200	548,600
Raito Kogyo Co., Ltd.	20,200	321,037
Raiznext Corp.	21,800	221,477
Rakuten, Inc.	117,260	1,117,889
Relia, Inc.	21,200	276,793
Relo Group, Inc.	10,600	259,418
Rengo Co., Ltd.	119,000	862,873
Resorttrust, Inc.	18,700	298,417
Restar Holdings Corp.	22,500	382,349
Riken Corp.	6,100	226,329
Rinnai Corp.	14,100	1,036,397
Security	Number of Shares	Value ($)
Riso Kagaku Corp.	14,300	234,952
Rohto Pharmaceutical Co., Ltd.	20,300	609,863
Round One Corp.	21,800	281,102
Royal Holdings Co., Ltd.	9,500	239,916
Ryobi Ltd.	26,400	491,361
Ryosan Co., Ltd.	27,800	721,760
Ryoyo Electro Corp.	18,200	323,000
S Foods, Inc.	9,000	242,482
Saizeriya Co., Ltd.	13,400	304,235
Sakai Chemical Industry Co., Ltd.	10,600	264,473
Sakata INX Corp.	31,300	353,786
Sakata Seed Corp.	5,600	185,514
Sala Corp.	26,400	158,375
San-A Co., Ltd.	9,000	426,169
Sanden Holdings Corp. *	54,700	356,218
Sangetsu Corp.	25,300	478,342
Sanken Electric Co., Ltd.	17,700	415,484
Sanki Engineering Co., Ltd.	26,000	316,672
Sankyo Co., Ltd.	14,100	493,467
Sankyo Tateyama, Inc.	40,600	442,316
Sankyu, Inc.	19,100	971,067
Sanoh Industrial Co., Ltd. (a)	32,100	401,557
Sanrio Co., Ltd.	14,900	298,734
Sanshin Electronics Co., Ltd.	14,400	205,467
Sanwa Holdings Corp.	79,700	932,141
Sanyo Chemical Industries Ltd.	6,150	293,424
Sanyo Denki Co., Ltd.	5,600	261,442
Sanyo Shokai Ltd.	17,100	227,296
Sanyo Special Steel Co., Ltd.	24,700	312,820
Sapporo Holdings Ltd.	37,300	938,024
Sato Holdings Corp.	9,100	267,872
Sawai Pharmaceutical Co., Ltd.	10,500	592,482
SBI Holdings, Inc.	42,500	924,304
SCREEN Holdings Co., Ltd.	14,100	978,880
SCSK Corp.	9,976	507,822
Seibu Holdings, Inc.	58,400	1,030,760
Seiko Holdings Corp.	19,000	466,564
Seiren Co., Ltd.	21,800	268,755
Sekisui Jushi Corp.	11,000	225,248
Senko Group Holdings Co., Ltd.	72,900	586,377
Senshu Ikeda Holdings, Inc.	114,500	205,353
Seven Bank Ltd.	159,200	461,547
Sharp Corp.	43,100	494,407
Shibuya Corp.	5,000	136,394
Shima Seiki Manufacturing Ltd.	8,200	196,059
Shimachu Co., Ltd.	26,800	726,985
Shindengen Electric Manufacturing Co., Ltd.	6,400	217,507
Shinko Electric Industries Co., Ltd.	45,100	440,149
Shinko Shoji Co., Ltd.	24,200	207,454
Shinmaywa Industries Ltd.	45,800	564,213
Shinsei Bank Ltd.	33,900	528,492
Shinsho Corp.	10,300	243,882
Ship Healthcare Holdings, Inc.	13,400	571,131
Shizuoka Gas Co., Ltd.	52,100	450,422
SHO-BOND Holdings Co., Ltd.	6,700	260,030
Shochiku Co., Ltd.	1,900	278,788
Shoei Foods Corp. (a)	5,400	158,610
Showa Corp.	33,500	699,970
Siix Corp.	27,500	416,946
Sintokogio Ltd.	32,700	315,440
SKY Perfect JSAT Holdings, Inc.	86,500	357,245
Sohgo Security Services Co., Ltd.	17,100	928,835
Sony Financial Holdings, Inc.	30,999	666,895
Sotetsu Holdings, Inc.	20,200	536,721
Square Enix Holdings Co., Ltd.	19,500	927,971
St. Marc Holdings Co., Ltd.	8,800	196,303
Starts Corp., Inc.	12,000	309,482

33
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Starzen Co., Ltd.	10,800	455,235
Sugi Holdings Co., Ltd.	16,000	888,117
Sumco Corp.	63,300	1,051,468
Sumitomo Bakelite Co., Ltd.	14,200	588,808
Sumitomo Dainippon Pharma Co., Ltd.	30,200	527,085
Sumitomo Mitsui Construction Co., Ltd.	89,780	509,515
Sumitomo Osaka Cement Co., Ltd.	20,400	890,500
Sumitomo Riko Co., Ltd.	44,100	383,725
Sumitomo Seika Chemicals Co., Ltd.	7,000	222,821
Sundrug Co., Ltd.	32,000	1,058,903
Suruga Bank Ltd. *	128,900	560,225
Sushiro Global Holdings Ltd.	4,400	302,513
T-Gaia Corp.	16,400	394,411
Tachi-S Co., Ltd.	38,300	508,683
Tachibana Eletech Co., Ltd.	19,000	318,001
Tadano Ltd.	68,800	623,620
Taihei Dengyo Kaisha Ltd.	9,500	224,144
Taikisha Ltd.	15,500	501,397
Taisho Pharmaceutical Holdings Co., Ltd.	8,500	604,983
Taiyo Holdings Co., Ltd.	4,300	155,834
Taiyo Nippon Sanso Corp.	34,600	809,976
Taiyo Yuden Co., Ltd.	47,600	1,258,826
Takamatsu Construction Group Co., Ltd.	9,100	218,976
Takara Holdings, Inc.	50,600	502,283
Takara Standard Co., Ltd.	28,100	492,824
Takasago International Corp.	9,900	248,453
Takasago Thermal Engineering Co., Ltd.	29,400	531,885
Takeuchi Manufacturing Co., Ltd.	15,000	234,395
Takuma Co., Ltd.	22,300	265,368
Tamron Co., Ltd.	10,000	218,370
Tamura Corp.	32,600	186,705
TechnoPro Holdings, Inc.	4,400	270,626
The 77 Bank Ltd.	20,300	319,810
The Awa Bank Ltd.	9,300	221,475
The Bank of Kyoto Ltd.	10,600	419,554
The Chiba Bank Ltd.	181,500	986,516
The Chugoku Bank Ltd.	47,900	468,073
The Gunma Bank Ltd.	158,300	532,702
The Hachijuni Bank Ltd.	135,700	583,735
The Hiroshima Bank Ltd.	115,500	588,744
The Hokkoku Bank Ltd.	8,600	241,699
The Hyakugo Bank Ltd.	60,000	193,129
The Hyakujushi Bank Ltd.	10,600	220,287
The Iyo Bank Ltd.	87,200	460,743
The Japan Steel Works Ltd.	28,900	608,993
The Japan Wool Textile Co., Ltd.	35,900	352,915
The Juroku Bank Ltd.	13,700	313,516
The Keiyo Bank Ltd.	49,700	311,688
The Kiyo Bank Ltd.	20,300	313,212
The Musashino Bank Ltd.	12,300	214,441
The Nanto Bank Ltd.	11,900	301,754
The Nippon Road Co., Ltd.	4,700	287,178
The Nisshin Oillio Group Ltd.	18,400	644,307
The Ogaki Kyoritsu Bank Ltd.	12,400	299,088
The Oita Bank Ltd.	4,500	124,380
The Okinawa Electric Power Co., Inc.	31,931	529,088
The San-in Godo Bank Ltd.	43,100	252,809
The Shiga Bank Ltd.	10,900	262,679
The Shizuoka Bank Ltd.	128,000	972,643
The Sumitomo Warehouse Co., Ltd.	28,900	391,668
THK Co., Ltd.	36,800	1,058,195
Toa Corp.	19,800	266,376
Toagosei Co., Ltd.	64,800	718,228
Toda Corp.	115,400	720,851
Security	Number of Shares	Value ($)
Toei Co., Ltd.	1,700	235,406
Toho Co., Ltd.	19,900	803,670
Toho Zinc Co., Ltd.	15,100	306,417
Tokai Carbon Co., Ltd. (a)	33,900	342,352
TOKAI Holdings Corp.	53,700	526,660
Tokai Rika Co., Ltd.	49,800	961,154
Tokai Tokyo Financial Holdings, Inc.	113,700	296,478
Token Corp.	5,950	381,578
Tokuyama Corp.	32,200	860,190
Tokyo Broadcasting System Holdings, Inc.	16,000	255,127
Tokyo Century Corp.	9,800	452,522
Tokyo Dome Corp.	33,200	292,814
Tokyo Ohka Kogyo Co., Ltd.	13,700	542,566
Tokyo Seimitsu Co., Ltd.	13,700	440,031
Tokyo Steel Manufacturing Co., Ltd.	43,000	346,181
Tokyo Tatemono Co., Ltd.	64,100	911,981
Tokyu Construction Co., Ltd.	39,800	315,231
TOMONY Holdings, Inc.	40,700	141,710
Tomy Co., Ltd.	31,700	343,764
Tonami Holdings Co., Ltd.	3,500	161,519
Topcon Corp.	30,800	424,687
Toppan Forms Co., Ltd.	41,500	414,827
Topre Corp.	28,400	492,816
Topy Industries Ltd.	22,200	453,823
Toshiba Machine Co., Ltd.	16,000	358,037
Toshiba Plant Systems & Services Corp.	14,100	275,497
Toshiba TEC Corp.	14,100	508,524
Totetsu Kogyo Co., Ltd.	11,700	364,758
Towa Pharmaceutical Co., Ltd.	5,500	141,035
Toyo Construction Co., Ltd.	54,200	254,675
Toyo Ink SC Holdings Co., Ltd.	30,600	745,786
Toyo Tire Corp.	77,000	1,074,016
Toyobo Co., Ltd.	69,200	935,379
Toyota Boshoku Corp.	61,500	903,607
TPR Co., Ltd.	24,900	445,761
Trancom Co., Ltd.	3,800	250,782
Transcosmos, Inc.	15,400	387,408
Trend Micro, Inc.	17,400	878,252
Trusco Nakayama Corp.	16,900	408,624
TSI Holdings Co., Ltd.	79,300	414,182
Tsubaki Nakashima Co., Ltd.	12,800	217,884
Tsubakimoto Chain Co.	21,300	727,733
Tsukishima Kikai Co., Ltd.	15,200	234,132
Tsumura & Co.	18,600	512,234
TV Asahi Holdings Corp.	13,200	206,170
UACJ Corp.	34,230	627,027
Ulvac, Inc.	15,000	656,241
Unipres Corp.	50,600	827,598
United Arrows Ltd.	12,300	376,001
United Super Markets Holdings, Inc.	68,800	618,838
Unizo Holdings Co., Ltd.	6,400	295,184
Ushio, Inc.	49,600	741,264
USS Co., Ltd.	30,800	596,540
Valor Holdings Co., Ltd.	34,000	580,118
Vital KSK Holdings, Inc.	30,800	314,483
VT Holdings Co., Ltd.	60,700	271,255
Wacoal Holdings Corp.	28,500	749,305
Wacom Co., Ltd.	59,700	222,206
Wakita & Co., Ltd.	24,600	248,657
Warabeya Nichiyo Holdings Co., Ltd.	22,100	389,062
Welcia Holdings Co., Ltd.	13,500	775,713
World Co., Ltd.	7,800	179,581
Xebio Holdings Co., Ltd.	27,900	312,659
Yamabiko Corp.	25,100	284,938
Yamaguchi Financial Group, Inc.	74,700	524,118
Yamato Kogyo Co., Ltd.	15,000	389,125

34
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Yamazen Corp.	54,700	505,035
Yaoko Co., Ltd.	7,600	354,474
Yellow Hat Ltd.	20,800	338,633
Yodogawa Steel Works Ltd.	25,200	475,826
Yokogawa Bridge Holdings Corp.	14,700	269,113
Yokohama Reito Co., Ltd.	27,600	273,787
Yorozu Corp.	28,400	362,948
Yoshinoya Holdings Co., Ltd.	25,200	585,983
Yuasa Trading Co., Ltd.	16,200	502,570
Yurtec Corp.	43,300	267,738
Zenkoku Hosho Co., Ltd.	4,300	179,521
Zensho Holdings Co., Ltd.	21,900	463,199
Zeon Corp.	77,300	880,578
ZERIA Pharmaceutical Co., Ltd.	10,500	197,882
Zojirushi Corp.	18,400	282,356
ZOZO, Inc. (a)	14,600	340,077
		272,745,582

Luxembourg 0.0%
Espirito Santo Financial Group S.A. *(b)	69,773	—

Netherlands 1.7%
Accell Group N.V.	12,434	308,863
Altice Europe N.V. *	231,906	1,326,921
Altice Europe N.V., Class B *	20,854	119,851
AMG Advanced Metallurgical Group N.V. (a)	5,758	141,668
Arcadis N.V.	45,491	899,359
ASM International N.V.	8,662	873,318
BE Semiconductor Industries N.V.	15,256	565,583
Brunel International N.V.	17,677	163,697
Corbion N.V.	22,822	659,242
Eurocommercial Properties N.V. CVA	11,728	374,095
ForFarmers N.V.	35,437	214,999
Fugro N.V. CVA *(a)	86,241	781,751
GrandVision N.V.	9,972	304,845
IMCD N.V.	5,550	433,367
Intertrust N.V.	11,273	214,597
Koninklijke BAM Groep N.V	196,094	497,852
Koninklijke Volkerwessels N.V.	21,975	510,954
Koninklijke Vopak N.V.	16,924	929,731
NSI N.V.	4,780	218,310
OCI N.V. *	13,973	314,174
PostNL N.V.	286,615	658,533
SBM Offshore N.V.	53,760	927,118
Sligro Food Group N.V.	20,248	515,368
TKH Group N.V.	12,632	647,548
TomTom N.V. *	17,595	199,255
Wereldhave N.V. (a)	13,306	314,974
		13,115,973

New Zealand 0.9%
Air New Zealand Ltd.	374,432	677,855
Auckland International Airport Ltd.	80,041	477,030
Chorus Ltd.	164,744	560,152
EBOS Group Ltd.	30,881	487,747
Fisher & Paykel Healthcare Corp., Ltd.	51,251	628,603
Freightways Ltd.	25,971	128,130
Genesis Energy Ltd.	215,287	452,266
Infratil Ltd.	186,307	588,678
Mainfreight Ltd.	18,602	479,207
Mercury NZ Ltd.	183,670	584,068
Meridian Energy Ltd.	272,320	802,715
SKY Network Television Ltd.	679,683	392,800
Security	Number of Shares	Value ($)
SKYCITY Entertainment Group Ltd.	222,823	558,246
Z Energy Ltd.	157,593	541,169
		7,358,666

Norway 1.4%
Adevinta A.S.A., Class B *	21,878	249,799
Aker A.S.A., A Shares	8,987	477,540
Aker BP A.S.A.	6,820	189,169
Aker Solutions A.S.A. *	122,964	283,907
Atea A.S.A. *	39,516	499,301
Austevoll Seafood A.S.A.	32,078	323,926
Bakkafrost P/F	6,286	393,635
Borregaard A.S.A.	31,220	300,803
BW LPG Ltd.	70,281	492,205
BW Offshore Ltd. *	33,020	252,193
DOF A.S.A. *	399,760	60,209
Elkem A.S.A.	67,329	160,023
Entra A.S.A.	16,494	247,001
Europris A.S.A.	84,265	228,685
Gjensidige Forsikring A.S.A.	46,594	871,081
Kongsberg Automotive A.S.A. *	302,729	157,683
Kongsberg Gruppen A.S.A.	25,794	380,901
Kvaerner A.S.A.	97,628	123,906
Leroy Seafood Group A.S.A.	58,083	390,173
PGS A.S.A. *	406,293	687,642
Salmar A.S.A.	8,263	385,615
Schibsted A.S.A., B Shares	9,283	259,004
Schibsted A.S.A., Class A	8,797	258,354
Sparebank 1 Nord Norge	42,524	329,888
SpareBank 1 SMN	37,738	406,612
SpareBank 1 SR Bank A.S.A.	34,379	366,364
Storebrand A.S.A.	87,491	618,517
TGS NOPEC Geophysical Co., A.S.A.	30,436	790,463
Tomra Systems A.S.A.	11,281	304,060
Veidekke A.S.A.	48,834	529,546
XXL A.S.A. *	76,397	156,600
		11,174,805

Poland 1.1%
Alior Bank S.A. *	22,884	161,675
Asseco Poland S.A.	51,378	690,850
Bank Handlowy w Warszawie S.A.	10,466	139,706
Bank Millennium S.A. *	95,708	154,070
CCC S.A.	3,612	105,524
Ciech S.A. *	14,578	123,778
Cyfrowy Polsat S.A.	75,603	548,383
Enea S.A. *	248,520	549,181
Energa S.A. *	375,506	604,787
Eurocash S.A.	71,138	408,136
Grupa Azoty S.A. *	50,671	465,645
Grupa Lotos S.A.	43,761	1,092,846
Jastrzebska Spolka Weglowa S.A.	23,157	117,663
Kernel Holding S.A.	36,976	411,042
LPP S.A.	172	367,420
mBank S.A. *	2,443	244,131
Orange Polska S.A. *	701,900	1,150,074
PLAY Communications S.A.	71,582	567,920
Santander Bank Polska S.A.	4,609	378,093
		8,280,924

Portugal 0.4%
Banco Espirito Santo S.A. *(b)	320,558	—
CTT-Correios de Portugal S.A.	138,020	440,866
EDP Renovaveis S.A.	23,418	266,927
Mota-Engil SGPS, S.A.	110,264	244,253

35
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
NOS SGPS, S.A.	73,642	437,820
Redes Energeticas Nacionais SGPS, S.A.	135,661	402,670
Semapa-Sociedade de Investimento e Gestao	17,464	240,517
Sonae SGPS, S.A.	691,871	698,055
The Navigator Co., S.A.	136,132	491,261
		3,222,369

Republic of Korea 5.2%
AK Holdings, Inc.	3,800	102,010
AMOREPACIFIC Group	12,350	895,038
Asiana Airlines, Inc. *	81,930	374,722
BNK Financial Group, Inc.	164,433	982,056
Celltrion, Inc. *	1,645	281,542
Cheil Worldwide, Inc.	18,997	403,791
CJ ENM Co., Ltd.	2,871	406,328
CJ Hello Co., Ltd.	23,408	122,649
CJ Logistics Corp. *	2,772	375,151
Com2uSCorp	1,827	154,032
Daeduck Electronics Co.	22,965	210,693
Daesang Corp.	15,570	286,736
Daewoo Engineering & Construction Co., Ltd. *	113,855	424,568
Daewoo Shipbuilding & Marine Engineering Co., Ltd. *	12,930	311,831
DB HiTek Co., Ltd.	13,596	198,341
DGB Financial Group, Inc.	97,684	589,726
Dongkuk Steel Mill Co., Ltd. *	119,487	602,152
Dongwon Industries Co., Ltd.	677	124,382
Doosan Bobcat, Inc.	10,220	275,558
Doosan Co., Ltd.	7,029	469,129
Doosan Fuel Cell Co., Ltd. *	23,507	155,979
Doosan Infracore Co., Ltd. *	115,999	562,527
Doosan Solus Co., Ltd. *	12,957	198,233
Fila Korea Ltd.	3,038	149,903
Green Cross Corp.	1,316	144,865
Green Cross Holdings Corp.	7,409	132,083
GS Engineering & Construction Corp.	19,813	524,564
GS Home Shopping, Inc.	1,530	195,591
GS Retail Co., Ltd.	15,080	495,610
Halla Holdings Corp.	6,047	216,995
Hanjin Transportation Co., Ltd.	7,821	207,091
Hanon Systems	52,681	524,304
Hansol Paper Co., Ltd.	17,610	221,602
Hanssem Co., Ltd.	3,709	201,650
Hanwha Aerospace Co., Ltd. *	15,272	496,083
Hanwha General Insurance Co., Ltd.	114,928	275,643
Hanwha Life Insurance Co., Ltd.	326,491	624,809
Harim Holdings Co., Ltd.	35,505	274,271
HDC Holdings Co., Ltd.	18,796	190,997
Hite Jinro Co., Ltd.	16,470	402,468
Hotel Shilla Co., Ltd.	6,820	453,372
Huchems Fine Chemical Corp.	7,326	139,345
Hyosung Corp.	4,793	340,465
Hyundai Corp.	15,631	236,709
Hyundai Department Store Co., Ltd.	8,258	524,306
Hyundai Elevator Co., Ltd.	2,185	137,833
Hyundai Greenfood Co., Ltd.	29,919	287,997
Hyundai Home Shopping Network Corp.	2,580	187,396
Hyundai Merchant Marine Co., Ltd. *	107,478	303,772
Hyundai Mipo Dockyard Co., Ltd.	3,272	122,018
Hyundai Rotem Co., Ltd. *	14,046	193,663
iMarketKorea, Inc.	34,513	322,232
Interpark Holdings Corp.	80,402	165,748
Security	Number of Shares	Value ($)
IS Dongseo Co., Ltd.	5,558	152,570
JB Financial Group Co., Ltd.	72,543	332,865
Kakao Corp.	2,545	308,842
Kangwon Land, Inc.	26,288	707,781
KCC Corp.	3,350	650,229
KEPCO Plant Service & Engineering Co., Ltd.	10,687	299,040
Kolon Corp.	11,166	166,064
Kolon Industries, Inc.	18,140	734,367
Korea Aerospace Industries Ltd.	15,514	506,399
Korea Investment Holdings Co., Ltd.	6,630	385,166
Korea Petrochemical Ind Co., Ltd.	2,788	284,634
Korean Reinsurance Co.	70,361	479,384
Kumho Petrochemical Co., Ltd.	8,774	525,336
Kumho Tire Co., Inc. *	99,493	361,401
LF Corp.	17,019	287,125
LG Hausys Ltd.	9,088	464,581
LG Innotek Co., Ltd.	10,792	1,120,962
LG International Corp.	56,885	758,304
Lotte Chilsung Beverage Co., Ltd.	1,631	192,117
Lotte Corp.	5,350	167,472
LOTTE Fine Chemical Co., Ltd.	7,577	287,291
LOTTE Himart Co., Ltd.	16,041	417,161
LS Corp.	22,353	930,745
LS Industrial Systems Co., Ltd.	8,744	373,658
Mando Corp.	30,984	949,716
Meritz Financial Group, Inc.	13,894	148,498
Meritz Fire & Marine Insurance Co., Ltd.	33,299	528,471
Meritz Securities Co., Ltd.	43,264	167,257
Mirae Asset Daewoo Co., Ltd.	52,392	321,212
Mirae Asset Life Insurance Co., Ltd.	62,985	216,682
NCSoft Corp.	1,429	634,184
Nexen Tire Corp.	26,918	216,326
NH Investment & Securities Co., Ltd.	20,013	207,528
NongShim Co., Ltd.	1,921	399,880
OCI Co., Ltd.	9,843	530,384
Orange Life Insurance Ltd.	13,654	328,277
Ottogi Corp.	411	199,681
Pan Ocean Co., Ltd. *	71,389	269,089
Partron Co., Ltd.	25,793	261,554
Poongsan Corp.	23,567	406,450
S-1 Corp.	5,009	403,407
Samsung Card Co., Ltd.	15,457	445,868
Samsung Engineering Co., Ltd. *	26,985	411,956
Samsung Securities Co., Ltd.	11,208	322,897
Samyang Holding Corp.	5,655	307,808
Seah Besteel Corp.	16,933	232,988
Seoul Semiconductor Co., Ltd.	15,434	177,353
Shinsegae, Inc.	2,579	522,665
SK Gas Ltd.	5,791	417,682
SKC Co., Ltd.	11,351	432,942
SL Corp.	7,444	134,198
Sungwoo Hitech Co., Ltd.	121,238	360,431
Taekwang Industrial Co., Ltd.	521	491,243
Taeyoung Engineering & Construction Co., Ltd.	11,984	133,588
Tongyang, Inc.	132,243	162,956
Winiadimchae Co., Ltd. *	104,746	283,056
WONIK IPS Co., Ltd.	9,183	260,784
Young Poong Corp.	456	238,828
Youngone Corp.	11,379	339,440
Yuhan Corp.	1,569	302,449
		40,261,781

36
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Singapore 1.5%
Ascendas Real Estate Investment Trust	308,900	719,444
Ascott Residence Trust	170,000	172,296
Asian Pay Television Trust	2,719,500	333,424
CapitaLand Commercial Trust	148,502	223,642
CapitaLand Mall Trust	268,800	501,539
City Developments Ltd.	134,200	1,062,755
First Resources Ltd.	115,700	129,920
Genting Singapore Ltd.	1,231,200	849,421
Mapletree Commercial Trust	158,500	271,302
Mapletree Industrial Trust	165,944	310,841
Mapletree Logistics Trust	233,316	287,983
Mapletree North Asia Commercial Trust	250,900	235,862
Olam International Ltd.	400,300	537,583
SATS Ltd.	140,649	521,592
Sembcorp Marine Ltd. *	383,996	385,863
Singapore Exchange Ltd.	108,500	712,361
Singapore Post Ltd.	498,000	351,119
Singapore Press Holdings Ltd.	602,700	980,830
Singapore Technologies Engineering Ltd.	340,700	998,028
StarHub Ltd.	347,300	331,863
Suntec Real Estate Investment Trust	170,100	232,375
UOL Group Ltd.	94,901	543,392
Venture Corp., Ltd.	82,400	955,809
		11,649,244

Spain 1.4%
Abengoa S.A., B Shares *	64,026,477	695,092
Acciona S.A.	10,835	1,128,772
Applus Services S.A.	36,575	441,987
Bolsas y Mercados Espanoles, SHMSF, S.A.	15,347	425,714
Caja de Ahorros del Mediterraneo *(b)	5,382	—
Cellnex Telecom S.A. *	8,532	368,146
Cia de Distribucion Integral Logista Holdings S.A.	16,749	351,176
Cie Automotive S.A.	10,391	258,812
Construcciones y Auxiliar de Ferrocarriles S.A.	5,083	228,180
Distribuidora Internacional de Alimentacion S.A. *(a)	1,222,199	238,409
Ebro Foods S.A.	29,117	639,202
Ence Energia y Celulosa S.A.	30,395	120,026
Euskaltel S.A.	18,130	168,638
FAES FARMA S.A.	48,386	278,054
Gestamp Automocion S.A.	86,428	370,343
Indra Sistemas S.A. *	14,859	143,540
Inmobiliaria Colonial Socimi S.A.	12,275	158,622
Liberbank S.A.	506,324	162,206
Mediaset Espana Comunicacion S.A.	92,454	565,713
Melia Hotels International S.A.	40,271	328,377
Merlin Properties Socimi S.A.	14,756	217,220
Obrascon Huarte Lain S.A. *(a)	610,001	703,278
Prosegur Cash S.A.	73,536	114,986
Prosegur Cia de Seguridad S.A.	119,299	463,028
Sacyr S.A.	151,714	431,652
Siemens Gamesa Renewable Energy S.A.	27,765	382,237
Tecnicas Reunidas S.A. *	13,513	340,147
Unicaja Banco S.A.	592,044	536,146
Security	Number of Shares	Value ($)
Viscofan S.A.	10,612	575,523
Zardoya Otis S.A.	38,196	289,604
		11,124,830

Sweden 3.2%
AAK AB	33,669	597,256
Adapteo Oyj *	23,088	253,125
AF POYRY AB	22,971	489,008
Arjo AB, B Shares	59,251	244,370
Attendo AB	46,024	234,798
Axfood AB	39,571	852,313
Betsson AB *	55,325	272,508
Bilia AB, A Shares	45,916	460,783
Bonava AB, B Shares	28,178	271,765
Bravida Holding AB	54,789	504,858
Castellum AB	31,728	648,382
Clas Ohlson AB, B Shares	30,561	293,877
Cloetta AB, B Shares	57,317	194,622
Coor Service Management Holding AB	30,383	259,705
Dometic Group AB	79,010	733,547
Elekta AB, B Shares	43,521	606,283
Fabege AB	21,062	314,549
Getinge AB, B Shares	86,186	1,473,483
Granges AB	28,865	280,981
Hemfosa Fastigheter AB	22,880	235,655
Hexpol AB	79,205	706,681
Holmen AB, B Shares	37,061	1,093,695
Indutrade AB	15,235	469,737
Intrum AB	13,875	374,057
Inwido AB	33,326	222,062
JM AB	41,940	1,074,365
Kungsleden AB	29,608	269,056
LE Lundbergfortagen AB, B Shares	21,699	817,831
Lifco AB, B Shares	4,643	231,581
Lindab International AB	30,214	337,954
Loomis AB, Class B	24,603	952,614
Lundin Petroleum AB	4,859	160,921
Mekonomen AB *	26,603	226,474
Modern Times Group MTG AB, B Shares *	18,647	172,880
NCC AB, B Shares	59,817	961,375
Nibe Industrier AB, B Shares	38,818	531,513
Nobia AB	75,730	483,536
Nolato AB, B Shares	4,193	234,933
Nordic Entertainment Group AB, B Shares	16,984	481,955
Pandox AB	14,273	285,621
Peab AB	112,614	949,612
Ratos AB, B Shares	284,440	734,075
Saab AB, Class B	20,076	619,986
SAS AB *	227,578	355,833
Scandic Hotels Group AB	38,342	368,926
Svenska Cellulosa AB, S.C.A., B Shares	124,386	1,269,251
Sweco AB, B Shares	12,726	447,760
Thule Group AB	15,923	324,255
Wallenstam AB, B Shares	14,041	153,782
Wihlborgs Fastigheter AB	18,195	275,295
		24,809,484

Switzerland 3.4%
Allreal Holding AG *	3,181	619,755
Alpiq Holding AG *	2,183	157,999
ALSO Holding AG *	2,158	321,247
ams AG *	10,738	482,487
Arbonia AG *	14,952	187,765

37
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Aryzta AG *	1,024,207	809,051
Autoneum Holding AG	2,461	276,079
Banque Cantonale Vaudoise	452	354,423
Barry Callebaut AG	326	688,935
Belimo Holding AG	64	401,441
Bell Food Group AG *	860	236,249
Berner Kantonalbank AG	587	129,420
BKW AG	4,935	364,247
Bobst Group S.A.	2,265	118,818
Bucher Industries AG	2,268	701,996
Burckhardt Compression Holding AG	838	199,625
Cembra Money Bank AG	5,564	590,037
Conzzeta AG	393	342,631
Daetwyler Holding AG	2,308	397,762
DKSH Holding AG	14,867	706,941
dormakaba Holding AG, Series B *	535	342,706
Dufry AG *	9,295	808,439
Emmi AG	502	424,906
EMS-Chemie Holding AG	997	624,619
Flughafen Zuerich AG	3,514	633,195
Forbo Holding AG	248	395,186
Galenica AG *	13,678	818,864
GAM Holding AG *	193,993	647,588
Helvetia Holding AG	7,611	1,069,096
Huber & Suhner AG	4,176	278,217
Implenia AG	13,318	507,551
Inficon Holding AG	256	183,469
Komax Holding AG (a)	650	138,318
Kudelski S.A. - BR *	31,291	181,751
Landis+Gyr Group AG *	7,617	707,263
Logitech International S.A.	21,078	865,190
Mobimo Holding AG *	1,279	360,428
OC Oerlikon Corp. AG	57,955	594,743
Partners Group Holding AG	1,143	893,210
PSP Swiss Property AG	3,954	523,371
Rieter Holding AG	1,720	234,455
Schweiter Technologies AG	333	342,283
SFS Group AG	4,880	432,312
Siegfried Holding AG *	490	199,739
SIG Combibloc Group AG *	19,110	264,954
Straumann Holding AG	524	468,184
Sulzer AG	7,193	727,445
Sunrise Communications Group AG *	11,121	865,274
Tecan Group AG	1,168	276,325
Temenos AG *	2,134	305,313
u-blox Holding AG *	1,870	151,577
Valiant Holding AG	2,745	278,810
Valora Holding AG *	2,118	606,590
VAT Group AG *	2,688	395,221
Vifor Pharma AG	7,322	1,153,063
Vontobel Holding AG	5,083	296,357
		26,082,920

United Kingdom 10.9%
888 Holdings plc	99,351	231,135
AA plc	776,227	443,419
Ascential plc	31,891	144,499
Ashmore Group plc	65,480	394,954
Auto Trader Group plc	44,825	326,608
B&M European Value Retail S.A.	184,883	886,955
Balfour Beatty plc	342,458	997,930
Bank of Georgia Group plc	8,605	145,237
BBA Aviation plc	289,136	1,137,500
BCA Marketplace plc	239,409	731,880
Beazley plc	111,484	847,314
Biffa plc	68,312	225,644
Big Yellow Group plc	11,157	165,121
Security	Number of Shares	Value ($)
Bodycote plc	70,576	654,375
Bovis Homes Group plc	55,250	837,347
Brewin Dolphin Holdings plc	62,280	268,481
Britvic plc	58,558	748,359
C&C Group plc	86,578	426,166
Card Factory plc	184,830	405,577
Centamin plc	429,199	649,229
Chemring Group plc	125,852	327,675
Cineworld Group plc	120,454	347,096
Clarkson plc	4,517	165,001
Close Brothers Group plc	42,158	755,945
Coats Group plc	273,859	252,932
Cobham plc	561,159	1,147,840
Computacenter plc	39,146	692,740
ConvaTec Group plc	336,164	858,806
Costain Group plc	73,746	159,530
Countryside Properties plc	68,672	314,307
Cranswick plc	20,027	805,239
Crest Nicholson Holdings plc	134,179	676,125
Daily Mail & General Trust plc	58,738	668,869
De La Rue plc	58,656	119,289
Dechra Pharmaceuticals plc	3,936	134,263
Derwent London plc	8,897	409,128
Dignity plc	19,566	140,537
Diploma plc	17,731	367,256
Domino's Pizza Group plc	88,783	328,999
Dunelm Group plc	30,406	310,956
EI Group plc *	227,957	831,520
Electrocomponents plc	98,133	865,839
Elementis plc	233,222	448,810
Entertainment One Ltd.	113,825	822,043
Equiniti Group plc	55,014	153,692
Essentra plc	118,145	583,691
Evraz plc	122,578	584,937
Ferrexpo plc	125,426	205,528
Fresnillo plc	43,140	398,561
Galliford Try plc	85,302	809,625
Games Workshop Group plc	2,715	157,209
Genus plc	8,003	300,683
Grafton Group plc	99,996	1,012,584
Grainger plc	91,801	305,372
Great Portland Estates plc	34,663	353,638
Greencore Group plc	194,730	585,458
Greggs plc	27,583	634,442
GVC Holdings plc	32,493	374,863
Halfords Group plc	215,574	442,322
Halma plc	36,093	875,812
Hammerson plc	173,828	653,008
Hargreaves Lansdown plc	16,108	369,892
Headlam Group plc	55,555	346,863
Hikma Pharmaceuticals plc	18,535	482,703
Hill & Smith Holdings plc	20,223	343,166
HomeServe plc	33,797	507,398
Howden Joinery Group plc	142,294	1,064,968
Hunting plc	59,564	304,389
Ibstock plc	121,058	378,286
IG Group Holdings plc	132,204	1,088,126
Indivior plc *	656,102	332,304
Intermediate Capital Group plc	61,755	1,188,519
International Personal Finance plc	293,035	504,845
Intu Properties plc *(a)	854,503	498,096
IWG plc	192,349	958,141
J.D. Wetherspoon plc	23,113	438,014
JD Sports Fashion plc	53,576	532,948
John Laing Group plc	70,845	335,470
Jupiter Fund Management plc	170,899	758,760
Just Group plc *	680,685	536,846
KAZ Minerals plc	40,104	245,088

38
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Keller Group plc	76,527	514,171
Kier Group plc (a)	214,459	315,302
Lancashire Holdings Ltd.	84,026	775,915
Lookers plc	538,864	346,217
Man Group plc	474,536	883,194
Mapeley Ltd. *(b)	2,199	—
Marshalls plc	35,873	330,621
Marston's plc	391,809	625,784
McCarthy & Stone plc	218,788	415,191
Mediclinic International plc	88,083	417,705
Melrose Industries plc	346,195	956,774
Merlin Entertainments plc	170,657	1,005,418
Mitchells & Butlers plc *	142,945	788,798
Mitie Group plc	194,190	398,446
Moneysupermarket.com Group plc	107,191	476,963
Morgan Advanced Materials plc	125,544	383,141
Morgan Sindall Group plc	25,870	428,937
N Brown Group plc	198,907	322,583
National Express Group plc	169,961	982,790
Northgate plc	143,041	638,318
Ocado Group plc *	18,686	322,077
OneSavings Bank plc	36,661	171,014
Pagegroup plc	114,258	658,325
Paragon Banking Group plc	64,069	417,645
PayPoint plc	17,320	205,060
Pendragon plc	3,329,331	617,571
Petra Diamonds Ltd. *	1,043,550	114,900
Petrofac Ltd.	178,742	892,077
Pets at Home Group plc	271,358	724,801
Phoenix Group Holdings plc	132,246	1,207,953
Playtech plc	168,499	857,636
Plus500 Ltd.	36,092	374,014
Polymetal International plc	66,311	1,090,650
Polypipe Group plc	48,621	285,147
Premier Oil plc *	815,346	876,107
Provident Financial plc	177,648	1,014,372
PZ Cussons plc	88,647	231,380
QinetiQ Group plc	179,313	730,995
Quilter plc	274,537	487,113
Rathbone Brothers plc	7,062	189,816
Redrow plc	66,660	519,670
Renewi plc	363,024	139,081
Renishaw plc	4,492	220,816
Rhi Magnesita N.V.	4,028	181,537
Rightmove plc	44,997	349,275
Rotork plc	161,746	631,646
Royal Bank of Scotland Group plc	170,229	470,554
RPS Group plc	188,201	345,201
Safestore Holdings plc	16,844	152,841
Saga plc	943,791	573,616
Savills plc	49,039	582,580
Schroders plc	22,476	901,049
Segro plc	76,532	837,207
Senior plc	199,753	477,911
Serco Group plc *	362,343	732,203
SIG plc	505,741	737,656
Spectris plc	32,249	999,772
Spirax-Sarco Engineering plc	8,450	867,171
Spire Healthcare Group plc	273,725	414,137
Sports Direct International plc *	155,713	623,262
SSP Group plc	72,152	594,975
St. Modwen Properties plc	44,462	259,530
Stagecoach Group plc	313,038	556,743
Stock Spirits Group plc	66,062	175,171
Superdry plc	56,610	300,599
Synthomer plc	93,421	337,283
TalkTalk Telecom Group plc	329,719	478,191
Ted Baker plc	9,161	48,253
Security	Number of Shares	Value ($)
Telecom Plus plc	18,320	285,806
The Go-Ahead Group plc	26,575	703,392
The Restaurant Group plc	253,502	446,394
The Unite Group plc	21,717	316,301
Thomas Cook Group plc *(a)(b)	4,104,924	—
TP ICAP plc	102,962	457,819
TT Electronics plc	70,979	213,307
Tullow Oil plc	120,015	320,719
Tyman plc	85,084	234,204
UDG Healthcare plc	64,670	648,269
Ultra Electronics Holdings plc	23,390	590,781
Vesuvius plc	104,104	538,595
Victrex plc	19,100	542,602
WH Smith plc	29,637	839,838
Wizz Air Holdings plc *	7,527	372,741
		84,758,341
Total Common Stock
(Cost $703,620,154)		769,510,467

Preferred Stock 0.3% of net assets

Germany 0.3%
Draegerwerk AG & Co. KGaA	10,431	611,350
Jungheinrich AG	23,081	585,569
Sartorius AG	2,175	422,650
Schaeffler AG	66,751	563,096
Sixt SE	4,972	336,394
Total Preferred Stock
(Cost $2,699,209)		2,519,059

Rights 0.0% of net assets

Australia 0.0%
Costa Group Holdings Ltd. expires 11/18/19 *	13,378	6,179

Italy 0.0%
Mediaset S.p.A. expires 11/06/19 *(b)	207,632	—

Norway 0.0%
Adevinta A.S.A. expires 11/12/19 *	8,893	1,359
XXL A.S.A. *(b)	8,404	3,564
		4,923

Singapore 0.0%
Mapletree Commercial Trust expires 11/07/19 *(b)	11,892	787

Spain 0.0%
Distribuidora Internacional de Alimentacion S.A. expires 11/13/19 *	12,221,990	245,361
Total Rights
(Cost $553,874)		257,250

39
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Other Investment Company 1.4% of net assets

United States 1.4%
Securities Lending Collateral 1.4%
Wells Fargo Government Money Market Fund, Select Class 1.75% (c)	11,114,235	11,114,235
Total Other Investment Company
(Cost $11,114,235)		11,114,235
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.1% of net assets

Time Deposits 0.1%
Brown Brothers Harriman
Australian Dollar
0.35%, 11/01/19 (d)	22,914	15,796
Canadian Dollar
0.87%, 11/01/19 (d)	47,216	35,848
Danish Krone
(0.95%), 11/01/19 (d)	14,751	2,202
Hong Kong Dollar
2.30%, 11/01/19 (d)	145,052	18,511
New Zealand Dollar
0.50%, 11/01/19 (d)	322	206
Norwegian Krone
0.60%, 11/01/19 (d)	11,427	1,243
Singapore Dollar
0.55%, 11/01/19 (d)	4,066	2,989
Swedish Krona
(0.37%), 11/01/19 (d)	68,373	7,081
Swiss Franc
(1.57%), 11/01/19 (d)	11,194	11,347
Citibank
Euro
(0.67%), 11/01/19 (d)	18,925	21,107
Pound Sterling
0.38%, 11/01/19 (d)	82,654	107,065
Sumitomo Mitsui Banking Corp.
Japanese Yen
(0.27%), 11/01/19 (d)	4,948,221	45,821
Total Short-Term Investments
(Cost $269,216)		269,216

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI EAFE Index, expires 12/20/19	34	3,327,240	22,255
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $9,652,938.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust

40
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 92.9% of net assets

Brazil 6.3%
Ambev S.A.	757,350	3,282,070
B3 S.A. - Brasil Bolsa Balcao	93,733	1,130,732
Banco Bradesco S.A.	211,571	1,732,978
Banco do Brasil S.A.	377,415	4,531,239
BRF S.A. *	228,018	2,018,930
CCR S.A.	269,100	1,103,105
Centrais Eletricas Brasileiras S.A.	48,616	479,553
Cia Energetica de Minas Gerais	37,300	139,044
Cielo S.A.	433,734	817,611
Cogna Educacao	317,700	766,029
Companhia de Saneamento Basico do Estado de Sao Paulo	92,410	1,258,555
Embraer S.A.	248,451	1,085,986
JBS S.A.	481,000	3,392,966
Petrobras Distribuidora S.A.	141,300	996,376
Petroleo Brasileiro S.A.	783,658	6,389,631
Tim Participacoes S.A.	303,747	864,927
Ultrapar Participacoes S.A.	555,228	2,612,431
Vale S.A. *	810,797	9,542,356
		42,144,519

Chile 0.8%
Cencosud S.A. (a)	828,541	1,124,048
Empresas Copec S.A. (a)	149,224	1,335,656
Enel Americas S.A. (a)	7,177,409	1,344,653
Latam Airlines Group S.A. (a)	91,063	1,007,033
S.A.C.I. Falabella (a)	103,541	526,624
		5,338,014

China 24.9%
Agile Group Holdings Ltd.	572,000	770,980
Agricultural Bank of China Ltd., H Shares	9,032,600	3,716,947
Alibaba Group Holding Ltd. ADR *	20,931	3,697,880
Anhui Conch Cement Co., Ltd., H Shares	202,500	1,210,287
Baidu, Inc. ADR *	18,983	1,933,419
Bank of China Ltd., H Shares	26,364,234	10,750,933
Bank of Communications Co., Ltd., H Shares	2,424,000	1,655,464
China Cinda Asset Management Co., Ltd., H Shares	3,691,000	765,686
China CITIC Bank Corp., Ltd., H Shares	3,030,000	1,756,372
China Communications Construction Co., Ltd., H Shares	1,664,322	1,266,952
China Communications Services Corp., Ltd., H Shares	965,000	595,914
China Construction Bank Corp., H Shares	28,144,960	22,551,724
China Evergrande Group *	423,000	1,029,690
China Huarong Asset Management Co., Ltd., H Shares	6,680,000	986,199
Security	Number of Shares	Value ($)
China Life Insurance Co., Ltd., H Shares	804,000	2,067,638
China Merchants Bank Co., Ltd., H Shares	629,150	3,000,561
China Minsheng Banking Corp., Ltd., H Shares	2,260,800	1,581,363
China Mobile Ltd.	1,646,055	13,376,987
China National Building Material Co., Ltd., H Shares	1,940,000	1,635,078
China Overseas Land & Investment Ltd.	768,000	2,423,417
China Pacific Insurance Group Co., Ltd., H Shares	328,600	1,192,256
China Petroleum & Chemical Corp., H Shares	21,030,400	11,961,559
China Railway Construction Corp., Ltd., H Shares	882,500	965,267
China Railway Group Ltd., H Shares	1,530,000	922,154
China Resources Beer Holdings Co., Ltd.	219,000	1,122,818
China Resources Land Ltd.	461,000	1,960,576
China Resources Power Holdings Co., Ltd.	992,000	1,246,680
China Shenhua Energy Co., Ltd., H Shares	1,356,500	2,754,969
China Telecom Corp., Ltd., H Shares	6,690,000	2,845,983
China Unicom (Hong Kong) Ltd.	2,979,056	2,932,877
China Vanke Co., Ltd., H Shares	223,900	816,462
CITIC Ltd.	1,680,000	2,210,012
CNOOC Ltd.	4,933,075	7,341,648
Country Garden Holdings Co., Ltd.	974,000	1,352,135
Dongfeng Motor Group Co., Ltd., H Shares	989,000	992,078
ENN Energy Holdings Ltd.	78,400	894,430
Fosun International Ltd.	552,500	722,436
GCL-Poly Energy Holdings Ltd. *	12,677,000	507,476
Geely Automobile Holdings Ltd.	497,000	940,429
Great Wall Motor Co., Ltd., H Shares	1,302,800	1,055,595
Guangzhou R&F Properties Co., Ltd., H Shares	517,200	801,377
Haier Electronics Group Co., Ltd.	321,000	916,483
Hengan International Group Co., Ltd.	112,500	785,474
Huaneng Power International, Inc., H Shares	2,192,000	1,041,145
Industrial & Commercial Bank of China Ltd., H Shares	21,832,172	15,640,419
JD.com, Inc. ADR *	39,652	1,235,160
Jiangxi Copper Co., Ltd., H Shares	1,020,000	1,194,143
Kingboard Holdings Ltd.	338,500	902,069
Kunlun Energy Co., Ltd.	886,000	824,632
Longfor Group Holdings Ltd.	229,500	952,459
NetEase, Inc. ADR	4,646	1,328,106
PetroChina Co., Ltd., H Shares	10,460,000	5,100,938
PICC Property & Casualty Co., Ltd., H Shares	1,866,000	2,361,457
Ping An Insurance Group Co. of China Ltd., H Shares	400,000	4,616,712
Shimao Property Holdings Ltd.	372,000	1,246,231

41
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Sinopec Shanghai Petrochemical Co., Ltd., H Shares	2,044,000	564,531
Sinopharm Group Co., Ltd., H Shares	286,400	1,025,669
Tencent Holdings Ltd.	128,700	5,220,447
		167,268,783

Colombia 0.3%
Bancolombia S.A.	60,002	729,610
Ecopetrol S.A.	1,570,633	1,412,640
		2,142,250

Czech Republic 0.2%
CEZ A/S	58,846	1,342,303

Egypt 0.1%
Commercial International Bank Egypt S.A.E. GDR	126,297	623,907

Greece 1.2%
Alpha Bank AE *	1,061,604	2,265,238
Hellenic Telecommunications Organization S.A.	64,078	971,832
National Bank of Greece S.A. *	542,083	1,838,418
Piraeus Bank S.A. *	815,465	2,844,203
		7,919,691

Hungary 0.5%
MOL Hungarian Oil & Gas plc	189,523	1,874,241
OTP Bank plc	31,675	1,460,754
		3,334,995

India 7.3%
Axis Bank Ltd.	111,818	1,158,563
Bharat Petroleum Corp., Ltd.	465,944	3,450,791
Bharti Airtel Ltd.	356,472	1,880,897
Coal India Ltd.	431,381	1,260,196
HCL Technologies Ltd.	77,384	1,268,572
Hero MotoCorp Ltd.	20,416	777,486
Hindalco Industries Ltd.	387,192	1,023,534
Hindustan Petroleum Corp., Ltd.	420,247	1,921,090
Housing Development Finance Corp., Ltd.	80,681	2,421,402
Indian Oil Corp., Ltd.	1,326,169	2,739,248
Infosys Ltd.	439,383	4,225,046
ITC Ltd.	273,808	993,702
JSW Steel Ltd.	248,651	797,845
Mahindra & Mahindra Ltd.	86,380	737,729
Maruti Suzuki India Ltd.	9,795	1,043,645
NTPC Ltd.	630,361	1,087,798
Oil & Natural Gas Corp., Ltd.	1,421,110	2,836,345
Rajesh Exports Ltd.	86,697	829,277
Reliance Industries Ltd.	326,234	6,724,107
State Bank of India *	407,418	1,791,775
Sun Pharmaceutical Industries Ltd.	138,022	843,137
Tata Consultancy Services Ltd.	79,299	2,537,490
Tata Motors Ltd. *	1,169,492	2,891,831
Tata Motors Ltd., Class A *	473,814	545,249
Tata Steel Ltd.	127,810	684,341
Vedanta Ltd.	805,830	1,681,871
Wipro Ltd.	217,561	796,703
		48,949,670

Security	Number of Shares	Value ($)
Indonesia 1.3%
PT Astra International Tbk	4,229,800	2,092,062
PT Bank Central Asia Tbk	459,200	1,027,840
PT Bank Mandiri (Persero) Tbk	2,453,100	1,226,229
PT Bank Rakyat Indonesia (Persero) Tbk	5,701,200	1,708,280
PT Telekomunikasi Indonesia (Persero) Tbk	9,267,000	2,704,303
		8,758,714

Kuwait 0.4%
Kuwait Finance House KSCP	267,081	602,603
Mobile Telecommunications Co. KSC	537,544	1,001,767
National Bank of Kuwait SAKP	236,753	734,293
		2,338,663

Malaysia 1.7%
Axiata Group Berhad	1,293,473	1,329,512
CIMB Group Holdings Berhad	1,203,680	1,510,643
Genting Berhad	777,100	1,079,478
Malayan Banking Berhad	938,261	1,929,470
Petronas Chemicals Group Berhad	461,500	824,522
Public Bank Berhad	319,165	1,549,021
Tenaga Nasional Berhad	1,047,600	3,469,384
		11,692,030

Mexico 4.3%
Alfa S.A.B. de C.V., Class A	1,625,500	1,409,473
America Movil S.A.B. de C.V., Series L	12,010,619	9,515,340
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand, Class B	136,200	182,884
Cemex S.A.B. de C.V., Series CPO	7,017,856	2,637,647
Coca-Cola Femsa S.A.B. de C.V.	128,000	703,396
Fomento Economico Mexicano S.A.B. de C.V.	416,915	3,699,602
Grupo Bimbo S.A.B. de C.V., Series A	586,400	1,089,488
Grupo Financiero Banorte S.A.B. de C.V., Class O	418,000	2,281,600
Grupo Mexico S.A.B. de C.V., Series B	990,136	2,608,073
Grupo Televisa S.A.B., Series CPO	674,417	1,489,316
Wal-Mart de Mexico S.A.B. de C.V.	1,057,237	3,172,838
		28,789,657

Philippines 0.3%
PLDT, Inc.	54,230	1,167,002
SM Investments Corp.	39,550	801,774
		1,968,776

Qatar 0.4%
Ooredoo QPSC	406,555	815,925
Qatar National Bank QPSC	338,497	1,784,499
		2,600,424

Russia 14.3%
Alrosa PJSC	734,550	853,890
Gazprom PJSC - USD	8,687,630	35,226,072
Gazprom PJSC	282,200	1,144,789
Inter RAO UES PJSC	23,651,001	1,594,063
Lukoil PJSC	250,510	23,125,953
Magnit PJSC	52,672	2,654,854

42
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
MMC Norilsk Nickel PJSC	9,440	2,633,439
Mobile TeleSystems PJSC	621,762	2,763,495
NovaTek PJSC	100,150	2,124,122
Rosneft Oil Co. PJSC	644,820	4,283,884
Rostelecom PJSC	829,890	1,015,967
Sberbank of Russia PJSC	2,067,000	7,571,721
Severstal PJSC	65,310	898,538
Sistema PJSC FC	8,084,700	1,836,763
Surgutneftegas PJSC	3,970,505	2,662,585
Tatneft PJSC	321,460	3,750,889
VTB Bank PJSC	2,141,520,000	1,439,101
		95,580,125

South Africa 5.7%
Absa Group Ltd.	234,458	2,404,620
AngloGold Ashanti Ltd.	74,699	1,652,215
Aspen Pharmacare Holdings Ltd. *	106,466	743,228
Barloworld Ltd.	134,905	1,074,515
Bid Corp., Ltd.	73,200	1,707,698
FirstRand Ltd.	490,437	2,120,150
Gold Fields Ltd.	340,624	2,115,405
MTN Group Ltd.	1,084,865	6,714,860
MultiChoice Group *	6,860	57,133
Naspers Ltd., N Shares	7,585	1,073,342
Nedbank Group Ltd.	83,598	1,268,206
Remgro Ltd.	61,707	707,530
Sanlam Ltd.	246,077	1,295,064
Sappi Ltd.	244,943	628,999
Sasol Ltd.	258,184	4,680,536
Shoprite Holdings Ltd.	156,487	1,402,199
Standard Bank Group Ltd.	277,590	3,186,802
Steinhoff International Holdings N.V. *	16,021,650	1,039,093
The Bidvest Group Ltd.	66,933	913,692
Tiger Brands Ltd.	48,312	686,021
Vodacom Group Ltd.	171,727	1,500,262
Woolworths Holdings Ltd.	312,419	1,187,795
		38,159,365

Taiwan 17.7%
Acer, Inc.	1,593,496	929,794
Asustek Computer, Inc.	475,041	3,222,644
AU Optronics Corp.	9,763,800	2,489,381
Catcher Technology Co., Ltd.	195,000	1,652,841
Cathay Financial Holding Co., Ltd.	1,252,599	1,658,013
Cheng Shin Rubber Industry Co., Ltd.	697,000	1,095,422
China Steel Corp.	3,245,198	2,498,753
Chunghwa Telecom Co., Ltd.	730,906	2,691,536
Compal Electronics, Inc.	4,404,305	2,629,227
CTBC Financial Holding Co., Ltd.	2,550,201	1,772,932
Delta Electronics, Inc.	413,590	1,815,860
Far Eastern New Century Corp.	1,374,817	1,337,073
Far EasTone Telecommunications Co., Ltd.	334,622	802,902
First Financial Holding Co., Ltd.	1,199,346	879,418
Formosa Chemicals & Fibre Corp.	724,442	2,105,718
Formosa Petrochemical Corp.	325,330	1,036,210
Formosa Plastics Corp.	645,732	2,072,732
Foxconn Technology Co., Ltd.	432,317	924,504
Fubon Financial Holding Co., Ltd.	1,750,674	2,561,298
Hon Hai Precision Industry Co., Ltd.	8,197,572	21,650,629
Innolux Corp.	13,262,357	2,939,820
Inventec Corp.	1,949,639	1,412,662
Largan Precision Co., Ltd.	8,050	1,181,211
Lite-On Technology Corp.	848,167	1,397,629
MediaTek, Inc.	302,338	4,037,679
Mega Financial Holding Co., Ltd.	1,519,340	1,491,196
Security	Number of Shares	Value ($)
Nan Ya Plastics Corp.	1,124,622	2,657,563
Pegatron Corp.	2,136,264	4,148,138
Pou Chen Corp.	1,021,267	1,365,367
President Chain Store Corp.	79,000	788,113
Quanta Computer, Inc.	1,245,500	2,389,218
Synnex Technology International Corp.	860,850	1,026,765
Taiwan Cement Corp.	935,467	1,241,966
Taiwan Mobile Co., Ltd.	245,334	914,748
Taiwan Semiconductor Manufacturing Co., Ltd.	2,646,803	25,938,135
Uni-President Enterprises Corp.	872,678	2,155,847
United Microelectronics Corp.	5,438,965	2,504,753
Walsin Lihwa Corp.	1,731,000	846,526
Wistron Corp.	2,499,682	2,291,709
WPG Holdings Ltd.	1,142,880	1,448,868
Yuanta Financial Holding Co., Ltd.	1,360,000	849,959
		118,854,759

Thailand 3.1%
Advanced Info Service PCL NVDR	195,575	1,483,638
Charoen Pokphand Foods PCL NVDR	1,031,700	863,065
CP ALL PCL NVDR	358,700	927,147
Kasikornbank PCL NVDR	268,600	1,235,952
Krung Thai Bnk Ltd. NVDR	1,488,900	818,537
PTT Exploration & Production Public Co., Ltd. NVDR	335,100	1,336,881
PTT Global Chemical PCL NVDR	905,200	1,529,037
PTT PCL NVDR	4,818,870	7,221,075
Thai Oil PCL NVDR	531,200	1,204,946
The Siam Cement PCL NVDR	198,200	2,410,226
The Siam Commercial Bank PCL NVDR	468,000	1,734,552
		20,765,056

Turkey 1.6%
Akbank T.A.S. *	1,235,147	1,492,261
BIM Birlesik Magazalar A/S	105,165	870,420
Eregli Demir ve Celik Fabrikalari TAS	681,358	778,902
Haci Omer Sabanci Holding A/S	661,301	956,627
KOC Holding A/S	468,499	1,535,643
Tupras-Turkiye Petrol Rafinerileri A/S	52,029	1,132,480
Turk Hava Yollari AO *	321,958	655,213
Turkcell Iletisim Hizmetleri A/S	578,977	1,273,060
Turkiye Garanti Bankasi A/S *	933,836	1,501,015
Turkiye Halk Bankasi A/S *	804,528	736,842
		10,932,463

United Arab Emirates 0.5%
Abu Dhabi Commercial Bank PJSC	332,464	705,257
Emaar Properties PJSC	654,563	760,739
Emirates Telecommunications Group Co. PJSC	300,468	1,354,775
First Abu Dhabi Bank PJSC	160,090	662,577
		3,483,348
Total Common Stock
(Cost $559,587,702)		622,987,512

43
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2019 (continued)

Security	Number of Shares	Value ($)
Preferred Stock 6.9% of net assets

Brazil 5.1%
Banco Bradesco S.A.	793,994	6,962,915
Centrais Eletricas Brasileiras S.A., Class B	35,620	364,060
Companhia Energetica de Minas Gerais	469,408	1,597,661
Compania Brasileira de Distribuicao Grupo Pao de Acucar	65,515	1,355,714
Gerdau S.A.	503,806	1,687,100
Itau Unibanco Holding S.A.	1,128,079	10,190,825
Itausa - Investimentos Itau S.A.	310,307	1,060,793
Metalurgica Gerdau S.A.	641,177	1,005,611
Petroleo Brasileiro S.A.	1,007,354	7,633,334
Telefonica Brasil S.A.	164,872	2,182,123
		34,040,136

Colombia 0.2%
Bancolombia S.A.	98,757	1,289,100

Russia 1.6%
Surgutneftegas PJSC	4,085,900	2,400,977
Tatneft PJSC *	20,890	215,037
Transneft PJSC	3,189	8,280,533
		10,896,547
Total Preferred Stock
(Cost $32,389,168)		46,225,783
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.0% of net assets

Time Deposits 0.0%
BNP Paribas
U.S. Dollar
1.18%, 11/01/19 (b)	84,039	84,039
Brown Brothers Harriman
Euro
(0.67%), 11/01/19 (b)	10,413	11,614
Hong Kong Dollar
2.30%, 11/01/19 (b)	108,130	13,799
South African Rand
5.04%, 11/01/19 (b)	1,025,426	67,862
Total Short-Term Investments
(Cost $177,314)		177,314

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI Emerging Markets Index, expires 12/20/19	31	1,614,170	14,105
*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(b)	The rate shown is the current daily overnight rate.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt

USD —	U.S. dollar

44
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund, Schwab International Index Fund, Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the condensed portfolio holdings, of Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund, Schwab International Index Fund, Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund (twelve of the funds constituting Schwab Capital Trust, hereafter referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the portfolio holdings (included in Item 6 of this Form N-CSR) as of October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated in the table below and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab International Index Fund, Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund: statements of operations for the year ended October 31, 2019 and statements of changes in net assets for each of the two years in the period ended October 31, 2019.

Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund: statements of changes in net assets for the period December 20, 2017 (commencement of operations) through October 31, 2018 and for the year ended October 31, 2019.

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004
T: (415) 498 5000, F: (415) 498 7100, www.pwc.com/us

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

December 16, 2019

We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.

2 of 2

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jonathan de St. Paer and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Schwab Capital Trust

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	December 16, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	December 16, 2019

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	December 16, 2019